As filed with the Securities and Exchange Commission on January 25, 2017
1933 Act Registration No. 033-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-14
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933
☐ Pre-Effective Amendment No.	☐ Post-Effective Amendment No.
VIRTUS ASSET TRUST
Exact Name of Registrant as Specified in Charter
Area Code and Telephone Number: (800) 243-1574
101 Munson Street
Greenfield, Massachusetts 01301
(Address of Principal Executive Offices)

Kevin J. Carr, Esq.
Vice President, Chief Legal Officer,
Counsel and Secretary for the Registrant
Virtus Investment Partners, Inc.
100 Pearl Street
Hartford, Connecticut 06103
(Name and Address of Agent for Service)

Copies of All Correspondence to:
David C. Mahaffey, Esq.
Sullivan & Worcester LLP
1666 K Street, N.W.
Washington, DC 20006
Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.
Title of Securities Being Registered: Shares of beneficial interest, no par value per share.
The Registrant has registered an indefinite amount of securities of its Virtus Ceredex Large-Cap Value Equity Fund, Virtus Ceredex Mid-Cap Value Equity Fund, Virtus Ceredex Small-Cap Value Equity Fund, Virtus Silvant Large-Cap Growth Stock Fund, Virtus Silvant Small-Cap Growth Stock Fund, Virtus Zevenbergen Innovative Growth Stock Fund, Virtus WCM International Equity Fund, Virtus Seix Core Bond Fund, Virtus Seix Corporate Bond Fund, Virtus Seix Total Return Bond Fund, Virtus Seix U.S. Mortgage Fund, Virtus Seix Limited Duration Fund, Virtus Seix Short-Term Bond Fund, Virtus Seix U.S. Government Securities Ultra-Short Bond Fund, Virtus Seix Ultra-Short Bond Fund, Virtus Seix Floating Rate High Income Fund, Virtus Seix High Income Fund, Virtus Seix High Yield Fund, Virtus Seix Georgia Tax-Exempt Bond Fund, Virtus Seix High Grade Municipal Bond Fund, Virtus Seix Investment Grade Tax-Exempt Bond Fund, Virtus Seix North Carolina Tax-Exempt Bond Fund, Virtus Seix Short-Term Municipal Bond Fund, Virtus Seix Virginia Intermediate Municipal Bond Fund, Virtus Conservative Allocation Strategy Fund and Virtus Growth Allocation Strategy Fund under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith.
It is proposed that this filing will become effective on February 24, 2017, pursuant to Rule 488 of the Securities Act of 1933.

RidgeWorth Funds
RidgeWorth Ceredex Large Cap Value Equity Fund	RidgeWorth Seix Ultra-Short Bond Fund
RidgeWorth Ceredex Mid-Cap Value Equity Fund	RidgeWorth Seix Floating Rate High Income Fund
RidgeWorth Ceredex Small Cap Value Equity Fund	RidgeWorth Seix High Income Fund
RidgeWorth Silvant Large Cap Growth Stock Fund	RidgeWorth Seix High Yield Fund
RidgeWorth Silvant Small Cap Growth Stock Fund	RidgeWorth Seix Georgia Tax-Exempt Bond Fund
RidgeWorth Innovative Growth Stock Fund	RidgeWorth Seix High Grade Municipal Bond Fund
RidgeWorth International Equity Fund	RidgeWorth Seix Investment Grade Tax-Exempt Bond Fund
RidgeWorth Seix Core Bond Fund	RidgeWorth Seix North Carolina Tax-Exempt Bond Fund
RidgeWorth Seix Corporate Bond Fund	RidgeWorth Seix Short-Term Municipal Bond Fund
RidgeWorth Seix Total Return Bond Fund	RidgeWorth Seix Virginia Intermediate Municipal Bond Fund
RidgeWorth Seix U.S. Mortgage Fund	RidgeWorth Conservative Allocation Strategy
RidgeWorth Seix Limited Duration Fund	RidgeWorth Growth Allocation Strategy
RidgeWorth Seix Short-Term Bond Fund	RidgeWorth Moderate Allocation Strategy
RidgeWorth Seix U.S. Government Securities Ultra-Short Bond Fund
Dear Shareholder:
A special meeting of shareholders (the “Meeting”) of each series of RidgeWorth Funds listed above (each an “Acquired Fund”) has been scheduled for 3:00 p.m. Eastern Time, on [_________, 2017], at the offices of RidgeWorth Capital Management LLC (“RidgeWorth”), 3333 Piedmont Road, Suite 1500, Atlanta, Georgia 30305.
Virtus Investment Partners, Inc. (“Virtus” or the “Buyer”) has agreed to purchase RidgeWorth from its current owners, including certain employees of RidgeWorth and its wholly owned subsidiaries, and investment funds affiliated with Lightyear Capital LLC (such owners collectively, the “Sellers” and such transaction, the “Transaction”). RidgeWorth is the investment adviser to the Acquired Funds. The closing of the Transaction is expected to occur in mid-2017, subject to customary closing conditions and regulatory, fund shareholder, and other client approvals. Following the Transaction, the current investment professionals of RidgeWorth are expected to remain employees of RidgeWorth and continue to manage the successor funds, except that the portfolio manager of the RidgeWorth Allocation Strategies is expected to be replaced by current employees of a Virtus affiliate. The current investment professionals with the Acquired Funds’ subadvisers are expected to manage the applicable successor fund following the Transaction.
The purpose of the Meeting is to seek shareholder approval of an Agreement and Plan of Reorganization (the “Agreement”) under which each Acquired Fund will reorganize (each a “Reorganization”) into a newly created corresponding series of Virtus Asset Trust (each an “Acquiring Fund”), a registered investment company that will be advised by RidgeWorth. The proposed Reorganizations of the Acquired Funds are part of the larger plans to integrate the advisory businesses of RidgeWorth and Virtus in connection with the Transaction. The Reorganizations are expected to close in mid-2017 (approximately concurrently with the closing of the Transaction), subject to approval by Acquired Fund shareholders, receipt of any necessary regulatory approvals and satisfaction of any other conditions to closing.
If shareholders of an Acquired Fund approve the Agreement described in the accompanying materials, they will become shareholders of the corresponding Acquiring Fund. RidgeWorth, which will be renamed Virtus Fund Advisers, LLC, will be the investment adviser to each Acquiring Fund and the Acquired Funds’ subadvisers will be the subadvisers to the corresponding Acquiring Funds. The investment objective of each Acquiring Fund will be substantially identical to that of the corresponding Acquired Fund, except that RidgeWorth Moderate Allocation Strategy and RidgeWorth Growth Allocation Strategy will both merge into Virtus Growth Allocation Strategy Fund, which will be managed in accordance with investment objectives, principal investment strategies and principal risks substantially identical to those of RidgeWorth Growth Allocation Strategy. The Acquired Funds’ current portfolio managers are expected to manage the Acquiring Funds after the Reorganizations, except that the Acquiring Allocation Strategy Funds (Virtus Conservative Allocation Strategy Fund and Virtus Growth Allocation Strategy Fund) will have different portfolio managers than the Acquired Allocation Strategies (RidgeWorth Conservative Allocation Strategy, RidgeWorth Moderate Allocation Strategy and RidgeWorth Growth Allocation Strategy), as described in detail in the combined prospectus/proxy statement. No material change in the day-to-day portfolio management of the Acquired Funds is expected as a result of the Reorganizations.

Each Reorganization is expected to be a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), for U.S. federal income tax purposes. Accordingly, it is expected that each Acquired Fund and its shareholders will not recognize gain or loss for federal income tax purposes as a direct result of a Reorganization, as described in more detail in the combined prospectus/proxy statement.
No sales charges (including contingent deferred sales charges) will be imposed on Acquired Fund shareholders as a result of the Reorganizations. It is expected that, following the proposed Reorganizations, the net total operating expenses associated with investing in the Acquiring Funds will be the same as or lower than the expenses associated with investing in the Acquired Funds as of a date immediately prior to the Reorganizations, on an annualized basis, for a two-year period from the date of the Reorganizations, as described in detail in the combined prospectus/proxy statement. An Acquiring Fund may experience higher net total operating expenses after that date unless the expense limitation agreement that will be in place during the two-year period is continued.
The Board of Trustees of RidgeWorth Funds (the “Board”) believes that approval of each Reorganization is in the best interests of each Acquired Fund. Accordingly, the Board recommends that you vote in favor of the Agreement related to the proposed Reorganization of your Acquired Fund.
Detailed information about the proposed Reorganizations, including the reasons for the approval by the Board of the Agreement, is contained in the combined prospectus/proxy statement.
Please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. In addition to voting by mail you may also vote either by telephone or via the Internet, as follows:
To vote by telephone	To vote by Internet
(1) Read the combined prospectus/proxy statement and have the enclosed proxy card at hand.	(1) Read the combined prospectus/proxy statement and have the enclosed proxy card at hand.
(2) Call the toll-free number that appears on the enclosed proxy card.	(2) Go to the website that appears on the enclosed proxy card.
(3) Enter the control number set forth on the enclosed proxy card and follow the simple instructions.	(3) Enter the control number set forth on the enclosed proxy card and follow the simple instructions.
It is very important that you vote and that your voting instructions be received no later than the close of business on [_______ ___, 2017], whether or not you plan to attend the Meeting in person. Whichever method you choose, please read the enclosed combined prospectus/proxy statement carefully before you vote.
NOTE: You may receive more than one proxy package if you hold shares in more than one account. You must return separate proxy cards or record separate votes via telephone or the Internet for each of your accounts. We have provided return envelopes for each proxy card, which require no postage if mailed in the United States.
Thank you for taking the time to consider these important proposals and for your continuing investment in RidgeWorth Funds. If you have any questions regarding the proposed Reorganizations to be voted on, please do not hesitate to call our proxy information line at (___) -___-____. Representatives are available to answer your call Monday through Friday _____ a.m. to _____ p.m. Eastern Time and Saturday ____ p.m. to ____ p.m. Eastern Time.
Sincerely,

Julia R. Short
President and CEO
RidgeWorth Funds
February __, 2017
©2017 RidgeWorth Investments. All rights reserved. RidgeWorth Investments is the trade name for RidgeWorth Capital Management LLC, an investment adviser registered with the Securities and Exchange Commission and the adviser to RidgeWorth Funds. RidgeWorth Funds are distributed by RidgeWorth Distributors LLC, which is not affiliated with RidgeWorth Investments.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
RidgeWorth Funds
RidgeWorth Ceredex Large Cap Value Equity Fund	RidgeWorth Seix Ultra-Short Bond Fund
RidgeWorth Ceredex Mid-Cap Value Equity Fund	RidgeWorth Seix Floating Rate High Income Fund
RidgeWorth Ceredex Small Cap Value Equity Fund	RidgeWorth Seix High Income Fund
RidgeWorth Silvant Large Cap Growth Stock Fund	RidgeWorth Seix High Yield Fund
RidgeWorth Silvant Small Cap Growth Stock Fund	RidgeWorth Seix Georgia Tax-Exempt Bond Fund
RidgeWorth Innovative Growth Stock Fund	RidgeWorth Seix High Grade Municipal Bond Fund
RidgeWorth International Equity Fund	RidgeWorth Seix Investment Grade Tax-Exempt Bond Fund
RidgeWorth Seix Core Bond Fund	RidgeWorth Seix North Carolina Tax-Exempt Bond Fund
RidgeWorth Seix Corporate Bond Fund	RidgeWorth Seix Short-Term Municipal Bond Fund
RidgeWorth Seix Total Return Bond Fund	RidgeWorth Seix Virginia Intermediate Municipal Bond Fund
RidgeWorth Seix U.S. Mortgage Fund	RidgeWorth Conservative Allocation Strategy
RidgeWorth Seix Limited Duration Fund	RidgeWorth Growth Allocation Strategy
RidgeWorth Seix Short-Term Bond Fund	RidgeWorth Moderate Allocation Strategy
RidgeWorth Seix U.S. Government Securities Ultra-Short Bond Fund
To be held [_______ __, 2017]
A Special Meeting of Shareholders (the “Meeting”) of each of the funds listed above (each an “Acquired Fund”) will be held at 3:00 p.m. Eastern Time on [_______ __, 2017], at the offices of RidgeWorth Capital Management LLC (“RidgeWorth”) at 3333 Piedmont Road, Suite 1500, Atlanta, Georgia 30305. At the Meeting, shareholders of each Acquired Fund will consider the following proposals with respect to their Fund:
•
To approve the Agreement and Plan of Reorganization (the “Agreement”) by and among RidgeWorth Funds, on behalf of the Acquired Fund, Virtus Asset Trust, on behalf of the corresponding fund indicated below (each an “Acquiring Fund”), RidgeWorth, and Virtus Investment Partners, Inc.

•
To transact any other business that may properly come before the Meeting.

Shareholders of each Acquired Fund will vote separately on the proposal to reorganize the Acquired Fund into the corresponding Acquiring Fund pursuant to the Agreement as shown below:
Acquired Fund	Acquiring Fund
1 RidgeWorth Ceredex Large Cap Value Equity Fund	Virtus Ceredex Large-Cap Value Equity Fund
2 RidgeWorth Ceredex Mid-Cap Value Equity Fund	Virtus Ceredex Mid-Cap Value Equity Fund
3 RidgeWorth Ceredex Small Cap Value Equity Fund	Virtus Ceredex Small-Cap Value Equity Fund
4 RidgeWorth Silvant Large Cap Growth Stock Fund	Virtus Silvant Large-Cap Growth Stock Fund
5 RidgeWorth Silvant Small Cap Growth Stock Fund	Virtus Silvant Small-Cap Growth Stock Fund
6 RidgeWorth Innovative Growth Stock Fund	Virtus Zevenbergen Innovative Growth Stock Fund
7 RidgeWorth International Equity Fund	Virtus WCM International Equity Fund
8 RidgeWorth Seix Core Bond Fund	Virtus Seix Core Bond Fund
9 RidgeWorth Seix Corporate Bond Fund	Virtus Seix Corporate Bond Fund
10 RidgeWorth Seix Total Return Bond Fund	Virtus Seix Total Return Bond Fund
11 RidgeWorth Seix U.S. Mortgage Fund	Virtus Seix U.S. Mortgage Fund
12 RidgeWorth Seix Limited Duration Fund	Virtus Seix Limited Duration Fund
13 RidgeWorth Seix Short-Term Bond Fund	Virtus Seix Short-Term Bond Fund

Acquired Fund	Acquiring Fund
14 RidgeWorth Seix U.S. Government Securities Ultra-Short Bond Fund	Virtus Seix U.S. Government Securities Ultra-Short Bond Fund
15 RidgeWorth Seix Ultra-Short Bond Fund	Virtus Seix Ultra-Short Bond Fund
16 RidgeWorth Seix Floating Rate High Income Fund	Virtus Seix Floating Rate High Income Fund
17 RidgeWorth Seix High Income Fund	Virtus Seix High Income Fund
18 RidgeWorth Seix High Yield Fund	Virtus Seix High Yield Fund
19 RidgeWorth Seix Georgia Tax-Exempt Bond Fund	Virtus Seix Georgia Tax-Exempt Bond Fund
20 RidgeWorth Seix High Grade Municipal Bond Fund	Virtus Seix High Grade Municipal Bond Fund
21 RidgeWorth Seix Investment Grade Tax-Exempt Bond Fund	Virtus Seix Investment Grade Tax-Exempt Bond Fund
22 RidgeWorth Seix North Carolina Tax-Exempt Bond Fund	Virtus Seix North Carolina Tax-Exempt Bond Fund
23 RidgeWorth Seix Short-Term Municipal Bond Fund	Virtus Seix Short-Term Municipal Bond Fund
24 RidgeWorth Seix Virginia Intermediate Municipal Bond Fund	Virtus Seix Virginia Intermediate Municipal Bond Fund
25 RidgeWorth Conservative Allocation Strategy	Virtus Conservative Allocation Strategy Fund
26 RidgeWorth Growth Allocation Strategy	Virtus Growth Allocation Strategy Fund
27 RidgeWorth Moderate Allocation Strategy	Virtus Growth Allocation Strategy Fund
Please carefully read the enclosed combined prospectus/proxy statement. It discusses the Reorganization proposal in more detail. If you were a shareholder of an Acquired Fund as of the close of business on ____ __, 2017, you may vote at the Meeting or at any adjournment or postponement of the Meeting. You are welcome to attend the Meeting in person. If you cannot attend in person, please vote by mail, telephone, or Internet. Just follow the instructions on the enclosed proxy card. If you have questions, please call the Acquired Funds’ proxy solicitor toll free at [(   )    -    ]. It is important that you vote. The Board of Trustees of RidgeWorth Funds recommends that you vote FOR the proposed Reorganization of your Acquired Fund.
By order of the Board of Trustees
/s/ Julia R. Short
Julia R. Short
President and CEO
RidgeWorth Funds
February __, 2017

INSTRUCTIONS FOR SIGNING PROXY CARDS
The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card.
1. Individual Accounts:   Sign your name exactly as it appears in the registration on the voting instructions form.
2. Joint Accounts:   Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instructions form.
3. All Other Accounts:   The capacity of the individual signing the voting instructions form should be indicated unless it is reflected in the form of registration. For example:
Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

RidgeWorth Funds
RidgeWorth Ceredex Large Cap Value Equity Fund	RidgeWorth Seix Ultra-Short Bond Fund
RidgeWorth Ceredex Mid-Cap Value Equity Fund	RidgeWorth Seix Floating Rate High Income Fund
RidgeWorth Ceredex Small Cap Value Equity Fund	RidgeWorth Seix High Income Fund
RidgeWorth Silvant Large Cap Growth Stock Fund	RidgeWorth Seix High Yield Fund
RidgeWorth Silvant Small Cap Growth Stock Fund	RidgeWorth Seix Georgia Tax-Exempt Bond Fund
RidgeWorth Innovative Growth Stock Fund	RidgeWorth Seix High Grade Municipal Bond Fund
RidgeWorth International Equity Fund	RidgeWorth Seix Investment Grade Tax-Exempt Bond Fund
RidgeWorth Seix Core Bond Fund	RidgeWorth Seix North Carolina Tax-Exempt Bond Fund
RidgeWorth Seix Corporate Bond Fund	RidgeWorth Seix Short-Term Municipal Bond Fund
RidgeWorth Seix Total Return Bond Fund	RidgeWorth Seix Virginia Intermediate Municipal Bond Fund
RidgeWorth Seix U.S. Mortgage Fund	RidgeWorth Conservative Allocation Strategy
RidgeWorth Seix Limited Duration Fund	RidgeWorth Growth Allocation Strategy
RidgeWorth Seix Short-Term Bond Fund	RidgeWorth Moderate Allocation Strategy
RidgeWorth Seix U.S. Government Securities Ultra-Short Bond Fund
QUESTIONS AND ANSWERS
YOUR VOTE IS VERY IMPORTANT
February ___, 2017
This is a brief overview of the reorganization proposed for your fund. We encourage you to read the full text of the enclosed combined prospectus/proxy statement.
Q.
Why am I being asked to vote?

A.
As announced on December 16, 2016, Virtus Investment Partners, Inc. (“Virtus”), has entered into an agreement to acquire RidgeWorth Capital Management LLC (“RidgeWorth” or the “Adviser”), the investment adviser to the above-listed funds (each an “Acquired Fund” and together, the “Acquired Funds”) from its current owners, including certain employees of RidgeWorth and its wholly owned subsidiaries, and investment funds affiliated with Lightyear Capital LLC (such owners collectively, the “Sellers” and such transaction, the “Transaction”). The fund reorganizations are being proposed as part of the larger plans to integrate the investment advisory businesses of RidgeWorth and Virtus. Effective with the Transaction, RidgeWorth will become a Virtus entity and will be renamed Virtus Fund Advisers, LLC.

Mutual funds are required to seek shareholder approval for certain kinds of transactions, including the reorganizations proposed in the enclosed combined prospectus/proxy statement. As a shareholder of one or more of the Acquired Funds, you are being asked to vote on a reorganization involving your fund.
Q.
What is a fund reorganization?

A.
A fund reorganization involves one fund (referred to in the accompanying combined prospectus/proxy statement as the Acquired Fund) transferring all of its property and assets to another fund (referred to in the combined prospectus/proxy statement as the Acquiring Fund) in exchange solely for shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the Acquired Fund’s liabilities. Following the reorganization, shareholders of the Acquired Fund will be shareholders of the Acquiring Fund and hold the same aggregate value of shares of the Acquiring Fund as they held in the Acquired Fund prior to the reorganization. (The Acquired Funds and the Acquiring Funds are referred to individually or collectively as a “Fund” or the “Funds,” respectively.)

Q.
Is my vote important?

A.
Yes, absolutely! While the Board of Trustees (the “Board”) of RidgeWorth Funds has reviewed the proposed reorganization for your Acquired Fund and recommends that you approve it, the proposal generally cannot go forward without the approval of shareholders of your Fund. The Acquired Funds’ proxy solicitor will continue to contact shareholders asking them to vote until it is sure that a quorum will be reached, and may continue to contact you thereafter.

i

Q. On what am I being asked to vote?
A.
You are being asked to vote on the reorganization (the “Reorganization”) of the Acquired Fund of which you are a shareholder into the corresponding Acquiring Fund, as noted in the table below:

Acquired Fund	Acquiring Fund
RidgeWorth Ceredex Large Cap Value Equity Fund	Virtus Ceredex Large-Cap Value Equity Fund
RidgeWorth Ceredex Mid-Cap Value Equity Fund	Virtus Ceredex Mid-Cap Value Equity Fund
RidgeWorth Ceredex Small Cap Value Equity Fund	Virtus Ceredex Small-Cap Value Equity Fund
RidgeWorth Silvant Large Cap Growth Stock Fund	Virtus Silvant Large-Cap Growth Stock Fund
RidgeWorth Silvant Small Cap Growth Stock Fund	Virtus Silvant Small-Cap Growth Stock Fund
RidgeWorth Innovative Growth Stock Fund	Virtus Zevenbergen Innovative Growth Stock Fund
RidgeWorth International Equity Fund	Virtus WCM International Equity Fund
RidgeWorth Seix Core Bond Fund	Virtus Seix Core Bond Fund
RidgeWorth Seix Corporate Bond Fund	Virtus Seix Corporate Bond Fund
RidgeWorth Seix Total Return Bond Fund	Virtus Seix Total Return Bond Fund
RidgeWorth Seix U.S. Mortgage Fund	Virtus Seix U.S. Mortgage Fund
RidgeWorth Seix Limited Duration Fund	Virtus Seix Limited Duration Fund
RidgeWorth Seix Short-Term Bond Fund	Virtus Seix Short-Term Bond Fund
RidgeWorth Seix U.S. Government Securities Ultra-Short Bond Fund	Virtus Seix U.S. Government Securities Ultra-Short Bond Fund
RidgeWorth Seix Ultra-Short Bond Fund	Virtus Seix Ultra-Short Bond Fund
RidgeWorth Seix Floating Rate High Income Fund	Virtus Seix Floating Rate High Income Fund
RidgeWorth Seix High Income Fund	Virtus Seix High Income Fund
RidgeWorth Seix High Yield Fund	Virtus Seix High Yield Fund
RidgeWorth Seix Georgia Tax-Exempt Bond Fund	Virtus Seix Georgia Tax-Exempt Bond Fund
RidgeWorth Seix High Grade Municipal Bond Fund	Virtus Seix High Grade Municipal Bond Fund
RidgeWorth Seix Investment Grade Tax-Exempt Bond Fund	Virtus Seix Investment Grade Tax-Exempt Bond Fund
RidgeWorth Seix North Carolina Tax-Exempt Bond Fund	Virtus Seix North Carolina Tax-Exempt Bond Fund
RidgeWorth Seix Short-Term Municipal Bond Fund	Virtus Seix Short-Term Municipal Bond Fund
RidgeWorth Seix Virginia Intermediate Municipal Bond Fund	Virtus Seix Virginia Intermediate Municipal Bond Fund
RidgeWorth Conservative Allocation Strategy	Virtus Conservative Allocation Strategy Fund
RidgeWorth Growth Allocation Strategy	Virtus Growth Allocation Strategy Fund
RidgeWorth Moderate Allocation Strategy	Virtus Growth Allocation Strategy Fund
If shareholders of your Acquired Fund approve the reorganization and the other closing conditions are met, your shares of the Acquired Fund will, in effect, be converted into shares of the corresponding Acquiring Fund at the time of the Reorganization. The aggregate net asset value of Acquiring Fund shares of each class you will receive in the Reorganization will be equal to the aggregate net asset value of the Acquired Fund shares of the corresponding class you held immediately prior to the Reorganization.
We encourage you to read the full text of the enclosed combined prospectus/proxy statement to obtain a more detailed understanding of the matters relating to each proposed Reorganization.
Q.
How will the Reorganizations benefit the Acquired Funds and their shareholders?

A.
RidgeWorth and Virtus believe the Reorganizations will benefit the Acquired Funds and their shareholders by offering them, among other things:

•
the continued ability to benefit from the expertise of the same portfolio managers currently managing the Acquired Funds other than the Acquired Allocation Strategies;

ii

•
opportunities for increased asset growth and improved economies of scale, over the long term.

•
anticipated net total operating expenses for all classes of shares that, on a net basis under a contractual expense limitation agreement with the Adviser, are expected to be equal to or lower than current operating expenses for a two-year period from the date of the Reorganizations, although some Acquiring Funds may experience higher net total operating expenses after the two-year period unless the expense limitation agreement is continued; and

•
the ability to spread fixed costs over a larger combined asset base of Virtus Mutual Funds, which has the potential to result in a reduction in the per share expenses paid by shareholders of the Acquiring Funds over the longer term.

Q.
Will there be any changes to the Acquired Funds’ investment program or portfolio managers as a result of the Reorganizations?

A.
No material changes are expected, other than for the Acquired Allocation Strategies. After the Reorganizations, the Adviser intends to employ or retain the Acquired Funds’ current portfolio managers to manage the Acquiring Funds in accordance with substantially identical investment objectives, principal investment strategies and principal risks of each Acquiring Fund except as follows:

•
RidgeWorth Moderate Allocation Strategy and RidgeWorth Growth Allocation Strategy will both merge into Virtus Growth Allocation Strategy Fund, which will be managed in accordance with investment objectives, principal investment strategies and principal risks substantially identical to those of RidgeWorth Growth Allocation Strategy. In addition, the portfolio managers of each of the Acquiring Allocation Strategy Funds will be employees of a Virtus affiliate rather than the current portfolio managers of the Acquired Allocation Strategies, as further described in the combined prospectus/proxy statement.

With these exceptions, no material change in the investment program or change in the day-to-day portfolio management of the Acquired Funds is expected as a result of the Reorganizations.
Q.
Will there be any changes to the options or services associated with my shareholder account as a result of the Reorganizations?

A.
Yes. Most account-level features and options such as dividend distributions, dividend diversification, automatic investment plans and systematic withdrawals will automatically carry over from accounts in each Acquired Fund to accounts in the corresponding Acquiring Fund. However, there are some differences, including that the exchange privilege will be limited to exchanges among the Acquiring Funds and will not be available for exchanges among the broader family of Virtus Mutual Funds immediately following the Reorganizations and for so long as the Acquiring Funds and the other Virtus Mutual Funds maintain different transfer/sub-transfer agents.

Q.
Are there any other significant differences in the management of the Acquired Funds and the Acquiring Funds?

A.
No, the investment advisory services to be provided by the Adviser to the Acquiring Funds under the Acquiring Funds’ investment advisory agreement are substantially identical to the investment advisory services provided by the Adviser to the Acquired Funds under the Acquired Funds’ investment advisory agreement. Under these agreements, the Adviser may retain the services of an investment subadviser provided certain conditions are met. The current subadvisers to the Acquired Funds are expected to be the subadvisers to the corresponding Acquiring Funds. However, there are some differences as discussed generally below.

The Acquiring Funds have obtained a “manager of managers” exemptive order from the Securities and Exchange Commission (“SEC”) granting relief from certain requirements relating to the hiring of investment subadvisers (the “Virtus order”). The Virtus order permits the Acquiring Funds’ Board of Trustees, subject to certain conditions, to approve a subadviser and modify any existing or future investment subadvisory agreement with such subadvisers at any time without shareholder approval. The Virtus order applies to both unaffiliated subadvisers and subadvisers that are wholly-owned affiliates. The Acquired Funds have received a comparable SEC exemptive order, except that it does not extend to subadvisers that are wholly-owned affiliates.
By the time of the Reorganizations, use of the manager-of-managers structure in reliance on the Virtus order will have been approved by the initial shareholder of each of the Acquiring Funds, although the Adviser does not currently intend to recommend any subadviser changes in reliance on the Virtus order.
Please see the section entitled “Additional Information About Each Reorganization and the Proposals — Manager of Managers Structure — Acquiring Funds,” in the combined prospectus/proxy statement for more information.
iii

Q.
Are there costs or tax consequences of the Reorganizations to shareholders?

A.
No. The costs associated with the Reorganizations will be borne by the Sellers and Virtus, and not by the shareholders of the Funds. Each Reorganization is expected to be a “reorganization” within the meaning of Section 368(a) of the Code for U.S. federal income tax purposes. Accordingly, it is expected that each Acquired Fund and its shareholders will not recognize gain or loss as a direct result of a Reorganization, as described in more detail in the section entitled “Tax Status of the Reorganizations.” To the extent that any portfolio assets of an Acquired Fund are sold in connection with its Reorganization, an Acquired Fund may recognize gain or loss and incur transaction costs, and that may result in a taxable distribution of gains to shareholders. However, except as noted below for RidgeWorth Moderate Allocation Strategy it is not anticipated that the amount of such transaction costs incurred, if any, will be significant to any Fund or that sales of portfolio securities resulting in taxable distributions of gains to shareholders will be significant.

RidgeWorth Moderate Allocation Strategy may be required to make a distribution to its shareholders before it reorganizes into Virtus Growth Allocation Strategy Fund. Any such distribution would generally be taxable to shareholders.
Q.
If approved, when will the Reorganizations happen?

A.
If approved by shareholders, the Reorganizations will take place as soon as practicable following shareholder approval of each Reorganization, subject to satisfaction of customary closing conditions and consents, including that the Transaction involving RidgeWorth and Virtus proceeds to closing. The closing of the Transaction is also subject to customary closing conditions, including regulatory approvals and the consent of clients (including the Acquired Funds) representing a certain minimum level of revenue. The Transaction is expected to be completed in mid-2017 and the Reorganizations are proposed to close approximately concurrently with the Transaction.

Q.
How will the Reorganizations work?

A.
As a result of the Reorganizations, shareholders of each Acquired Fund will become owners of shares of the applicable Acquiring Fund with the same aggregate net asset value as the shares of the Acquired Fund that they held prior to the Reorganizations, subject to any changes in valuation of portfolio securities under the Funds’ valuation procedures. More specifically, the Reorganizations provide that each Acquired Fund will transfer all of its assets to the corresponding Acquiring Fund. In exchange, the applicable Acquiring Fund will assume all of the liabilities of the applicable Acquired Fund and issue shares corresponding in class to the outstanding shares of the Acquired Fund, as follows:

Acquired Fund Class	Acquiring Fund Class
A Shares	Class A
C Shares	Class C
R Shares	Class R
I Shares	Class I
IS Shares	Class IS
T Shares*	Class T*

*
Although there are no T shareholders as of the record date for the Meeting, certain Acquired Funds currently expect to register T Shares prior to the Reorganizations. If you have exchanged your shares in an Acquired Fund from other classes to be T Shares by the time of the Reorganizations, you will become an owner of Class T Shares of the applicable Acquiring Fund in the applicable Reorganization.

Under the Reorganizations, each Acquired Fund will distribute the Acquiring Fund shares pro rata, on a class-by-class basis, to its shareholders in cancellation of such shareholders’ Acquired Fund shares.
The A Shares of certain Acquired Funds are currently subject to a Rule 12b-1 fee of 0.30%. Prior to the Reorganizations, the Rule 12b-1 fee of A Shares of these Acquired Funds will be lowered to 0.25%, effective on or about April 1, 2017. In addition, following the Reorganizations, the Class A Shares of the corresponding Acquiring Funds will be subject to a Rule 12b-1 fee of 0.25%.
Please see Exhibit D to the combined prospectus/proxy statement for more information about Class A shares.
Q.
What happens if the Reorganization is not approved?

A.
If the shareholders of an Acquired Fund have not approved the Reorganization and the parties to the Transaction proceed to close the Transaction, then the Acquired Fund’s existing investment advisory agreement with RidgeWorth will

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automatically terminate and an interim advisory agreement with RidgeWorth will go into effect to permit additional time to solicit shareholder approval of the Reorganization. In such an event, the Board of RidgeWorth Funds may take any further action it deems to be in the best interest of the Acquired Fund and its shareholders.
Although approval of one Reorganization is not expressly conditioned upon the approval of any other Reorganization, closing of each Reorganization is conditioned upon closing of the Transaction by the Sellers and Virtus. Since the Transaction is conditioned upon, among other things, obtaining the consent of clients (including the Acquired Funds) representing a certain minimum level of revenue, even if an Acquired Fund’s shareholders approve a Reorganization, it may not be sufficient to satisfy the revenue condition for the closing of the Transaction if shareholders of enough other Acquired Funds do not approve their Reorganization or if enough private clients of RidgeWorth do not provide their consent. If the Transaction between RidgeWorth and Virtus is not closed, none of the Reorganizations will take place and the Acquired Funds will continue to operate as series of RidgeWorth Funds with RidgeWorth as their investment adviser.
Q.
How does my Board recommend that I vote?

A.
After careful consideration, your Board recommends that you vote FOR the Reorganization of your Acquired Fund.

Q.
How can I vote?

A.
You can vote in one of four ways:

•
By telephone (call the toll-free number on your proxy card)

•
By Internet (log on to the website address provided on your proxy card)

•
By mail (using the enclosed postage-paid envelope)

•
In person at the shareholder meeting scheduled to occur at the offices of RidgeWorth Capital Management LLC, 3333 Piedmont Road, NE, Suite 1500, Atlanta, Georgia 30305, on [_______ __, 2017] at 3:00 p.m. Eastern Time.

The deadline for voting by telephone or Internet is close of business on [_______ __, 2017]. We encourage you to vote as soon as possible to avoid the cost of additional solicitation efforts. Please refer to the enclosed proxy card for instructions for voting by telephone, Internet or mail.
Q.
Whom should I call if I have questions?

A.
If you have questions about the proposal described in the combined prospectus/proxy statement or about voting procedures, please call the Acquired Funds’ proxy solicitor, [Insert name of proxy solicitor] toll free at [1-___-___-____]. You may obtain a copy of the Acquired Funds’ annual report for the fiscal year ended March 31, 2016 and the Acquired Funds’ semi-annual report for the six-month period ended September 30, 2016, without charge. Please direct any such requests by telephone to 1-888-784-3863, by writing to RidgeWorth Funds at P.O. Box 8053, Boston, MA 02266-8053 or by downloading from www.ridgeworth.com.

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RidgeWorth Funds
RidgeWorth Ceredex Large Cap Value Equity Fund	RidgeWorth Seix Ultra-Short Bond Fund
RidgeWorth Ceredex Mid-Cap Value Equity Fund	RidgeWorth Seix Floating Rate High Income Fund
RidgeWorth Ceredex Small Cap Value Equity Fund	RidgeWorth Seix High Income Fund
RidgeWorth Silvant Large Cap Growth Stock Fund	RidgeWorth Seix High Yield Fund
RidgeWorth Silvant Small Cap Growth Stock Fund	RidgeWorth Seix Georgia Tax-Exempt Bond Fund
RidgeWorth Innovative Growth Stock Fund	RidgeWorth Seix High Grade Municipal Bond Fund
RidgeWorth International Equity Fund	RidgeWorth Seix Investment Grade Tax-Exempt Bond Fund
RidgeWorth Seix Core Bond Fund	RidgeWorth Seix North Carolina Tax-Exempt Bond Fund
RidgeWorth Seix Corporate Bond Fund	RidgeWorth Seix Short-Term Municipal Bond Fund
RidgeWorth Seix Total Return Bond Fund	RidgeWorth Seix Virginia Intermediate Municipal Bond Fund
RidgeWorth Seix U.S. Mortgage Fund	RidgeWorth Conservative Allocation Strategy
RidgeWorth Seix Limited Duration Fund	RidgeWorth Growth Allocation Strategy
RidgeWorth Seix Short-Term Bond Fund	RidgeWorth Moderate Allocation Strategy
RidgeWorth Seix U.S. Government Securities Ultra-Short Bond Fund
(Each of the above funds, an “Acquired Fund”)
Virtus Asset Trust
Virtus Ceredex Large-Cap Value Equity Fund	Virtus Seix U.S. Government Securities Ultra-Short Bond Fund
Virtus Ceredex Mid-Cap Value Equity Fund	Virtus Seix Ultra-Short Bond Fund
Virtus Ceredex Small-Cap Value Equity Fund	Virtus Seix Floating Rate High Income Fund
Virtus Silvant Large-Cap Growth Stock Fund	Virtus Seix High Income Fund
Virtus Silvant Small-Cap Growth Stock Fund	Virtus Seix High Yield Fund
Virtus Zevenbergen Innovative Growth Stock Fund	Virtus Seix Georgia Tax-Exempt Bond Fund
Virtus WCM International Equity Fund	Virtus Seix High Grade Municipal Bond Fund
Virtus Seix Core Bond Fund	Virtus Seix Investment Grade Tax-Exempt Bond Fund
Virtus Seix Corporate Bond Fund	Virtus Seix North Carolina Tax-Exempt Bond Fund
Virtus Seix Total Return Bond Fund	Virtus Seix Short-Term Municipal Bond Fund
Virtus Seix U.S. Mortgage Fund	Virtus Seix Virginia Intermediate Municipal Bond Fund
Virtus Seix Limited Duration Fund	Virtus Conservative Allocation Strategy Fund
Virtus Seix Short-Term Bond Fund	Virtus Growth Allocation Strategy Fund
(Each of the above funds, an “Acquiring Fund”)

COMBINED PROSPECTUS/PROXY STATEMENT
FEBRUARY __, 2017
This document is a proxy statement for each Acquired Fund and a prospectus for each Acquiring Fund. The address and telephone number of each Acquired Fund is [c/o RidgeWorth Funds, P.O. Box 8053, Boston, MA 02266-8053, and 1-888-784-3863. The address and telephone number of each Acquiring Fund is c/o Virtus Fund Services, LLC, 101 Munson Street, Greenfield, Massachusetts 01301, and 1-888-784-3863]. This combined prospectus/proxy statement and the enclosed proxy card will be first mailed to shareholders of each Acquired Fund beginning on or about February __, 2017. This combined prospectus/proxy statement contains information you should know before voting on the following proposals with respect to your Acquired Fund, as indicated below. You should read this document carefully and retain it for future reference.
At the Meeting, shareholders will consider whether, with respect to their Acquired Fund:
•
To approve the Agreement and Plan of Reorganization (the “Agreement”) by and among RidgeWorth Funds, on behalf of the Acquired Fund, Virtus Asset Trust, on behalf of the corresponding Acquiring Fund, RidgeWorth Capital Management LLC (“RidgeWorth” or the “Adviser”), and Virtus Investment Partners, Inc. (“Virtus”).

Shareholders of each Acquired Fund will vote separately on the proposal to reorganize the Acquired Fund into the corresponding Acquiring Fund pursuant to the Agreement as shown below:
Acquired Fund		Acquiring Fund
1	RidgeWorth Ceredex Large Cap Value Equity Fund	Virtus Ceredex Large-Cap Value Equity Fund
2	RidgeWorth Ceredex Mid-Cap Value Equity Fund	Virtus Ceredex Mid-Cap Value Equity Fund
3	RidgeWorth Ceredex Small Cap Value Equity Fund	Virtus Ceredex Small-Cap Value Equity Fund
4	RidgeWorth Silvant Large Cap Growth Stock Fund	Virtus Silvant Large-Cap Growth Stock Fund
5	RidgeWorth Silvant Small Cap Growth Stock Fund	Virtus Silvant Small-Cap Growth Stock Fund
6	RidgeWorth Innovative Growth Stock Fund	Virtus Zevenbergen Innovative Growth Stock Fund
7	RidgeWorth International Equity Fund	Virtus WCM International Equity Fund
8	RidgeWorth Seix Core Bond Fund	Virtus Seix Core Bond Fund
9	RidgeWorth Seix Corporate Bond Fund	Virtus Seix Corporate Bond Fund
10	RidgeWorth Seix Total Return Bond Fund	Virtus Seix Total Return Bond Fund
11	RidgeWorth Seix U.S. Mortgage Fund	Virtus Seix U.S. Mortgage Fund
12	RidgeWorth Seix Limited Duration Fund	Virtus Seix Limited Duration Fund
13	RidgeWorth Seix Short-Term Bond Fund	Virtus Seix Short-Term Bond Fund
14	RidgeWorth Seix U.S. Government Securities Ultra-Short Bond Fund	Virtus Seix U.S. Government Securities Ultra-Short Bond Fund
15	RidgeWorth Seix Ultra-Short Bond Fund	Virtus Seix Ultra-Short Bond Fund
16	RidgeWorth Seix Floating Rate High Income Fund	Virtus Seix Floating Rate High Income Fund
17	RidgeWorth Seix High Income Fund	Virtus Seix High Income Fund
18	RidgeWorth Seix High Yield Fund	Virtus Seix High Yield Fund
19	RidgeWorth Seix Georgia Tax-Exempt Bond Fund	Virtus Seix Georgia Tax-Exempt Bond Fund
20	RidgeWorth Seix High Grade Municipal Bond Fund	Virtus Seix High Grade Municipal Bond Fund
21	RidgeWorth Seix Investment Grade Tax-Exempt Bond Fund	Virtus Seix Investment Grade Tax-Exempt Bond Fund
22	RidgeWorth Seix North Carolina Tax-Exempt Bond Fund	Virtus Seix North Carolina Tax-Exempt Bond Fund
23	RidgeWorth Seix Short-Term Municipal Bond Fund	Virtus Seix Short-Term Municipal Bond Fund
24	RidgeWorth Seix Virginia Intermediate Municipal Bond Fund	Virtus Seix Virginia Intermediate Municipal Bond Fund
25	RidgeWorth Conservative Allocation Strategy	Virtus Conservative Allocation Strategy Fund
26	RidgeWorth Growth Allocation Strategy	Virtus Growth Allocation Strategy Fund
27	RidgeWorth Moderate Allocation Strategy	Virtus Growth Allocation Strategy Fund

The proposals will be considered by shareholders who owned shares of the Acquired Funds on __________ __, 2017 at a special meeting of shareholders (the “Meeting”) that will be held at 3:00 p.m. Eastern Time on [__________ __, 2017], at the offices of RidgeWorth at 3333 Piedmont Road, Suite 1500, Atlanta, Georgia 30305. Each of the Acquired Funds and the Acquiring Funds (each a “Fund” and collectively, the “Funds”) is a series of a registered open-end management investment company.
Although the Board of Trustees of RidgeWorth Funds (the “Board”) recommends that shareholders of each Acquired Fund approve the reorganization of such Acquired Fund into the corresponding Acquiring Fund pursuant to the Agreement (each a “Reorganization”), the Reorganization of each Acquired Fund is not conditioned upon the Reorganization of any other Acquired Fund. Accordingly, if shareholders of one Acquired Fund approve its Reorganization, but shareholders of a second Acquired Fund do not approve the second Acquired Fund’s Reorganization, assuming all other conditions to closing of the Reorganization have been satisfied, it is expected that the Reorganization of the first Acquired Fund will take place as described in this combined prospectus/proxy statement. If shareholders of any Acquired Fund fail to approve its Reorganization, the Board will consider what other actions, if any, may be appropriate in the best interests of shareholders.
Where to Get More Information
The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this combined prospectus/proxy statement by reference:
RidgeWorth Funds (SEC File No. 811-06557)
•
the prospectus of RidgeWorth Funds, dated August 1, 2016, as supplemented through the date of this combined prospectus/proxy statement (SEC Accession No. 0001193125-16-662668);

•
the Statement of Additional Information of RidgeWorth Funds, dated August 1, 2016, as supplemented through the date of this combined prospectus/proxy statement (SEC Accession No. 0001193125-16-662668);

•
the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of RidgeWorth Funds for the year ended March 31, 2016 (SEC Accession No. 0001193125-16-612298); and

•
the unaudited financial statements included in the Semi-Annual Report to Shareholders of RidgeWorth Funds for the six-month period ended September 30, 2016 (SEC Accession No. 0001193125-16-778995).

For a free copy of any of the documents listed above, please call 1-888-784-3863, write to RidgeWorth Funds at P.O. Box 8053, Boston, MA 02266-8053 or download them from www.ridgeworth.com. To ask questions about this combined prospectus/proxy statement, please call [insert name of proxy solicitor] toll free at [1-___-___-___].
Additional information contained in a Statement of Additional Information (“SAI”) relating to this combined prospectus/proxy statement, as required by the SEC, is on file with the SEC. The SAI is also available without charge, upon request by calling the toll free number set forth above for RidgeWorth Funds or by writing to RidgeWorth Funds at the address set forth above. The SAI, dated February __, 2017, is incorporated by reference into this combined prospectus/proxy statement.
Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files reports, prospectus/proxy statement materials and other information with the SEC. These reports, prospectus/proxy statement materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Branch of the SEC Office of Consumer Affairs and Information Services, 100 F Street, N.E., Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov.
Please note that investments in the Funds are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that any Fund will achieve its investment objectives.

The Securities and Exchange Commission has not determined that the information in this Prospectus/PROXY Statement is accurate or adequate, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a criminal offense.

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SUMMARY OF REORGANIZATION PROPOSALS
This combined prospectus/proxy statement is being used by each Acquired Fund to solicit proxies to vote at a meeting of shareholders. Shareholders of each Acquired Fund will consider a proposal to approve the Agreement and Plan of Reorganization (the “Agreement”) providing for the Reorganization of their Acquired Fund into the corresponding Acquiring Fund. A form of the Agreement is included at Exhibit A.
The following is a summary. More complete information appears later in this combined prospectus/proxy statement. You should carefully read the entire combined prospectus/proxy statement and the exhibits because they contain details that are not included in this summary.
How Each Reorganization Will Work
If approved by shareholders and all other closing conditions have been satisfied:
•
Each Acquired Fund will transfer all of its property and assets to the corresponding Acquiring Fund in exchange solely for shares of the corresponding Acquiring Fund (with respect to each Reorganization, the “Reorganization Shares”) and the assumption by the corresponding Acquiring Fund of all of the Acquired Fund’s liabilities.

•
Each Acquiring Fund will issue Reorganization Shares with an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund shares that it receives from the corresponding Acquired Fund and the Acquired Fund will then distribute the Reorganization Shares to its shareholders in exchange for their Acquired Fund shares. The aggregate net asset value of Acquiring Fund shares each Acquired Fund shareholder will receive in the Reorganization will be equal to the aggregate net asset value of the corresponding class of Acquired Fund shares held by such shareholder immediately prior to the Reorganization.

•
The costs associated with the Reorganizations will be borne by the Sellers and Virtus, and not by the shareholders of the Funds.

•
Each Reorganization is expected to be a “reorganization” within the meaning of Section 368(a) of the Code for U.S. federal income tax purposes. Accordingly, it is expected that the applicable Acquired Fund and its shareholders will not recognize gain or loss as a direct result of the Reorganization, as described in more detail in the section entitled “Tax Status of the Reorganizations.”

•
After a Reorganization is completed, the applicable Acquired Fund shareholders will be shareholders of the corresponding Acquiring Fund, and the Acquired Fund will be liquidated.

Comparison of Acquired Funds and Acquiring Funds
•
Each Acquired Fund and its corresponding Acquiring Fund share substantially identical investment objectives, except that RidgeWorth Moderate Allocation Strategy and RidgeWorth Growth Allocation Strategy will both merge into Virtus Growth Allocation Strategy Fund, which will have a substantially identical investment objective to that of RidgeWorth Growth Allocation Strategy.

•
The principal investment strategies and principal risks of each Acquiring Fund are substantially identical to those of the corresponding Acquired Fund, except that RidgeWorth Moderate Allocation Strategy and RidgeWorth Growth Allocation Strategy will both merge into Virtus Growth Allocation Strategy Fund, which will be managed in accordance with investment objectives, principal investment strategies and principal risks substantially identical to those of RidgeWorth Growth Allocation Strategy.

•
The Reorganizations contemplate that the share classes of each Acquired Fund will be reorganized into the corresponding share classes of the Acquiring Funds with the same designation. Most Acquiring Fund share classes offer similar distribution and/or shareholder servicing (Rule 12b-1) fees, investor eligibility requirements and other features as the corresponding class of each Acquired Fund. Because distribution and/or shareholder servicing (Rule 12b-1) fees are paid out of the assets of the applicable share class on an on-going basis, over time these fees will increase the cost of an investment in A, C, R and T shares of an Acquired Fund and Class A, C, R and T shares of an Acquiring Fund, and may cost you more than paying other types of sales charges. Class I and Class IS shares of both the Acquired Funds and Acquiring Funds do not pay any distribution or shareholder servicing (Rule 12b-1) fees.

•
The Acquired Funds and the Acquiring Funds will have similar policies for buying and selling shares and similar exchange rights. However, there are some differences, including:

•
The exchange privilege may be limited to exchanges among the Acquiring Funds and not be available for exchanges among the broader family of Virtus Mutual Funds immediately following the Reorganizations and for so long as the Acquiring Funds and the other Virtus funds maintain different transfer/sub-transfer agents.

•
Shareholders of the Virtus Seix Core Bond Fund, Virtus Seix Corporate Bond Fund, Virtus Seix Floating Rate High Income Fund, Virtus Seix Georgia Tax-Exempt Bond Fund, Virtus Seix High Grade Municipal Bond Fund, Virtus Seix High Income Fund, Virtus Seix High Yield Fund, Virtus Seix Investment Grade Tax-Exempt Bond Fund, Virtus Seix Limited Duration Fund, Virtus Seix North Carolina Tax-Exempt Bond Fund, Virtus Seix Short-Term Bond Fund, Virtus Seix Short-Term Municipal Bond Fund, Virtus Seix Total Return Bond Fund, Virtus Seix Ultra-Short Bond Fund, Virtus Seix U.S. Government Securities Ultra-Short Bond Fund, Virtus Seix U.S. Mortgage Fund and Virtus Seix Virginia Intermediate Municipal Bond Fund (together, the “Fixed Income Acquiring Funds”) will not be able to purchase or redeem their shares on days when the New York Stock Exchange (“NYSE”) is closed. The corresponding Acquired Funds, however, reserve the right to open one or more of the Acquired Funds on days when the NYSE is closed, but the principal bond markets are open. In such an event, shareholders of the applicable Acquired Funds would be able to purchase or redeem shares of those Acquired Funds.

•
Both the Acquired Funds and the Acquiring Funds discourage frequent purchases and redemptions of fund shares (market timing) and have similar policies and procedures regarding market timing. However, there are some differences between the Acquired Funds’ and the Acquiring Funds’ policies and procedures regarding market timing. For example, under the Acquired Funds’ policies and procedures, shareholders are prohibited from making more than one roundtrip into and out of a Fund within 14 days or more than two roundtrips within any continuous 90-day period. Under the Acquiring Funds’ policies and procedures, shareholders are prohibited from making more than one roundtrip into and out of a Fund within any rolling 30-day period.

•
The Acquired Funds and the Acquiring Funds will have the same policies with respect to dividends and distributions.

•
The Acquired Funds and the Acquiring Funds will have the same tax treatment of distributions:

•
All Acquiring Funds except Virtus Seix Georgia Tax-Exempt Bond Fund, Virtus Seix High Grade Municipal Bond Fund, Virtus Seix Investment Grade Tax-Exempt Bond Fund, Virtus Seix North Carolina Tax-Exempt Bond Fund, Virtus Seix Short-Term Municipal Bond Fund and Virtus Seix Virginia Intermediate Municipal Bond Fund:   Fund distributions are generally taxable to the shareholder as ordinary income, qualified dividend income or long-term capital gains, unless the shareholder is investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case the shareholder will generally be taxed only upon withdrawal of monies from the arrangement.

•
Virtus Seix Georgia Tax-Exempt Bond Fund, Virtus Seix High Grade Municipal Bond Fund, Virtus Seix Investment Grade Tax-Exempt Bond Fund, Virtus Seix North Carolina Tax-Exempt Bond Fund, Virtus Seix Short-Term Municipal Bond Fund and Virtus Seix Virginia Intermediate Municipal Bond Fund:   Fund distributions normally consist of exempt-interest dividends, which are generally not taxable to the shareholder for federal income tax purposes and a portion of which may be a tax preference item for federal alternative minimum tax purposes applicable to individuals. A portion of the Fund’s distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to the shareholder as ordinary income or long-term capital gains, unless the shareholder is investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case the shareholder will generally be taxed only upon withdrawal of monies from the arrangement.

•
With respect to each Acquiring Fund, the advisory fee will be identical to the advisory fee applicable to the corresponding Acquired Fund.

•
Contractual fees and expenses relating to the operations of the Acquired Funds, such as administration costs and transfer agency and custody fees, are lower than those expected to be applicable to the operations of the Acquiring Funds. Other categories of fees and expenses, such as blue sky registration costs, brokerage commissions and audit

2

expenses, are not expected to differ materially between the Acquiring Funds and Acquired Funds. Virtus has informed the Board that it will look for opportunities to achieve economies of scale through consolidation of the service providers to the Acquiring Funds and the other mutual funds managed by Virtus affiliates.
•
The Adviser has contractually agreed to limit the total operating expenses (excluding front-end or contingent deferred loads, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), and acquired fund fees and expenses, if any) of the share classes of the Acquiring Funds so that those expenses do not exceed, on an annualized basis, for a two-year period from the date of the Reorganizations, the lesser of: (1) the expense limits in place for the corresponding share classes of the Acquired Funds as of the date of the Reorganizations; or (2) the gross operating expenses of the corresponding share classes of the Acquired Funds as of a date immediately prior to the Reorganizations. Following that two-year period, an Acquiring Fund’s total expenses may increase if the expense limitation agreement is not renewed or if the Board of Trustees of Virtus Asset Trust approves different arrangements with service providers.

•
No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged on the shares of the Acquiring Funds issued in connection with the Reorganizations.

•
Under the terms of its expense limitation agreement, the Adviser may recapture operating expenses waived or reimbursed under these and/or prior expense limitation arrangements for a period of three years following the date that such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed the expense limitation in effect at the time of the waiver or reimbursement or, if less, the expense limitation in effect at the time the recapture would be made.

Tax Consequences
Each Reorganization is expected to be a “reorganization” within the meaning of Section 368(a) of the Code for U.S. federal income tax purposes and will not take place unless the applicable Acquired Fund and the corresponding Acquiring Fund receive a satisfactory opinion of tax counsel substantially to the effect that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code, as described in more detail in the section entitled “Tax Status of the Reorganizations.” Accordingly, no gain or loss is expected to be recognized by the Acquired Fund or its shareholders as a direct result of its Reorganization.
A portion of the portfolio assets of an Acquired Fund may be sold in connection with its Reorganization. [Except in the case of RidgeWorth Moderate Allocation Strategy,] it is not anticipated that such sales will be significant. RidgeWorth Moderate Allocation Strategy may be required to make a distribution before it reorganizes into Virtus Growth Allocation Strategy Fund. Any such distribution would generally be taxable to shareholders.
At any time prior to a Reorganization, a shareholder may redeem shares of an Acquired Fund in which it holds shares. Any such redemption would likely result in the recognition of gain or loss by the shareholder for U.S. federal income tax purposes. If a shareholder holds Acquired Fund shares in a tax-deferred account, distributions and redemption proceeds with respect to those shares will not be taxable to the shareholder if those amounts remain in the tax-deferred account.
The Acquired Fund shareholders’ aggregate tax basis in the Reorganization Shares is expected to carry over from the shareholders’ shares in the corresponding Acquired Fund, and, in general, the Acquired Fund shareholders’ holding period in the Reorganization Shares is expected to include the shareholders’ holding period in the shares in the corresponding Acquired Fund.
For more information about the U.S. federal income tax consequences of the Reorganizations, see the section entitled “Tax Status of the Reorganizations.”
Principal Risk Factors
The principal investment risks of an investment in each Acquiring Fund are substantially identical to the principal investment risks of an investment in each corresponding Acquired Fund, except as described below for RidgeWorth Moderate Allocation Strategy, which is being reorganized into Virtus Growth Allocation Strategy Fund.
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COMPARISON OF ACQUIRED FUNDS AND ACQUIRING FUNDS — ALL REORGANIZATIONS
Fees and Expenses.   Set forth below is a comparison of each Acquired Fund’s and corresponding Acquiring Fund’s fees and expenses. Shareholders of an Acquired Fund or an Acquiring Fund pay indirectly various expenses because each Fund pays fees and expenses that reduce the return on their investment. The tables below describe the fees and expenses that you may pay if you buy and hold shares of an Acquired Fund or the corresponding Acquiring Fund. The information shown is based on the six-month period ended September 30, 2016. In the case of the Acquiring Funds, it is shown on a pro forma basis as if each Reorganization had been consummated the prior year. Only pro forma information is provided for the Acquiring Funds since each Acquiring Fund will not commence operations until its Reorganization is completed.
The fees and expenses shown below reflect the application of any contractual expense limitation agreement in place for a Fund. Pursuant to an expense limitation agreement (the “Expense Limitation Agreement”), the Adviser has contractually agreed to limit the total operating expenses (excluding front-end or contingent deferred loads, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), and acquired fund fees and expenses, if any) of the share classes of the Acquiring Funds so that those expenses do not exceed, on an annualized basis, for a two-year period from the date of the Reorganizations, the lesser of: (1) the expense limits in place for the corresponding share classes of the Acquired Funds as of the date of the Reorganizations; or (2) the gross operating expenses of the corresponding share classes of the Acquired Funds as of a date immediately prior to the Reorganizations. Following that two-year period, an Acquiring Fund’s total expenses may increase if the expense limitation agreement is not renewed or if the Board of Trustees of Virtus Asset Trust approves different arrangements with service providers.
Under the terms of the Expense Limitation Agreement with respect to the Acquiring Funds, the Adviser may recapture operating expenses waived or reimbursed under these and/or prior expense limitation arrangements for a period of three years following the date on which such waiver or reimbursement occurred, provided that the recapture does not cause the Fund to exceed the expense limitation in effect at the time of the waiver or reimbursement or, if less, the expense limitation in effect at the time the recapture would be made. Under the terms of its current expense limitation agreement with respect to the Acquired Funds, the Adviser may recapture operating expenses waived or reimbursed under these and/or prior expense limitation arrangements for a period of three years following the date of the applicable expense limitation agreement, provided that the recapture does not cause the fund to exceed the current expense limit or, if lower, the expense limitation in effect at the time of the waiver or reimbursement.
The Sellers and Virtus have agreed to share the costs associated with the Reorganizations. The Acquired Funds, the Acquiring Funds and their shareholders will not bear any costs associated with the Reorganizations.
Investment Objectives, Principal Investment Strategies, Principal Risks, Portfolio Management, and Performance.   In addition, for each Reorganization, set forth below is a comparison of each Acquired Fund’s and each Acquiring Fund’s investment objectives, principal investment strategies, and principal risks, as well as information about the portfolio manager(s). The following information is applicable to each of the Reorganizations:
•
The current investment adviser and subadviser for each Acquired Fund are expected to serve as the investment adviser and subadviser, respectively, for the corresponding Acquiring Fund.

•
Since the Acquiring Funds were established for the sole purpose of implementing the Reorganizations, the investment objective of each Acquiring Fund is substantially identical to that of its corresponding Acquired Fund. Similarly, the principal investment strategies and principal risks of each Acquiring Fund are substantially identical to those of the corresponding Acquired Fund, except for certain differences between the investment objective and investment strategies of RidgeWorth Moderate Allocation Strategy and its corresponding Acquiring Fund. Please see below and Exhibit D for additional information about each Acquiring Fund’s principal investment strategies.

•
The Acquiring Funds are subject to fundamental investment limitations that may differ from the fundamental investment limitations of the Acquired Fund. Virtus does not believe that the differences between the fundamental investment limitations of the Acquired Funds and the Acquiring Funds will result in any material differences between the way each Acquired Fund has been managed and the way each Acquiring Fund will be managed by the Adviser. A “fundamental” investment policy is one that may not be changed without a shareholder vote. Each Fund’s fundamental investment limitations are set forth below in Exhibit B; Exhibit B also discusses the Funds’ non-fundamental investment limitations.

•
Performance information for the Acquired Funds is available in each Acquired Fund’s prospectus dated August 1, 2016, as supplemented to date. For a discussion of each Acquired Fund’s performance during the period ended

4

March 31, 2016, see the Annual Report of RidgeWorth Funds, dated March 31, 2016. Past performance is no guarantee of future results. Because the Acquiring Funds have not commenced operations as of the date of this combined prospectus/proxy statement, no performance is available. Because the Acquired Fund will be considered the accounting survivor in each Reorganization, except the Reorganization involving RidgeWorth Moderate Allocation Strategy, each Acquiring Fund, other than Virtus Growth Allocation Strategy Fund, is expected to assume the performance history of its corresponding Acquired Fund at the closing of its respective Reorganization. Virtus Growth Allocation Strategy Fund is expected to assume the performance history of RidgeWorth Growth Allocation Strategy following the close of the Reorganizations.
5

Reorganization of RidgeWorth Ceredex Large Cap Value Equity Fund
into Virtus Ceredex Large-Cap Value Equity Fund
Comparison of Current and Pro Forma Expenses
Shareholder Fees (fees paid directly from your investment)
	Acquired Fund Class A	Acquired Fund Class C	Acquired Fund Class I	Acquired Fund Class IS
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	1.00%(a)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None
	Acquiring Fund (Pro Forma) Class A	Acquiring Fund (Pro Forma) Class C	Acquiring Fund (Pro Forma) Class I	Acquiring Fund (Pro Forma) Class IS
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	1.00%(a)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Acquired Fund Class A	Acquired Fund Class C	Acquired Fund Class I	Acquired Fund Class IS
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution and Shareholder Servicing (12b-1) Fees	0.30%	1.00%	None	None
Other Expenses	0.42%	0.07%	0.45%	0.07%
Total Annual Fund Operating Expenses	1.37%	1.72%	1.10%	0.72%
Less: Expense Reimbursement	(0.11)%(b)	0.00%(b)	(0.13)%(b)	0.00%(b)
Total Annual Fund Operating Expenses After Expense Reimbursement	1.26%	1.72%	0.97%	0.72%
	Acquiring Fund (Pro Forma) Class A	Acquiring Fund (Pro Forma) Class C	Acquiring Fund (Pro Forma) Class I	Acquiring Fund (Pro Forma) Class IS
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.41%(c)	0.21%(c)	0.45%(c)	0.21%(c)
Total Annual Fund Operating Expenses	1.31%	1.86%	1.10%	0.86%
Less: Expense Reimbursement	(0.07)%(d)	(0.14)%(d)	(0.13)%(d)	(0.14)%(d)
Total Annual Fund Operating Expenses After Expense Reimbursement	1.24%	1.72%	0.97%	0.72%

(a)
The deferred sales charge is imposed on Class C shares redeemed during the first year only.

(b)
RidgeWorth and Ceredex have contractually agreed to limit the total operating expenses (excluding, as applicable, taxes, brokerage commissions, substitute dividend expenses on securities sold short, interest expense, extraordinary expenses and acquired fund fees and expenses) of the Acquired Fund so that expenses do not exceed, on an annualized basis, 1.24%, 1.90%, 0.97% and 0.85% for Class A, Class C, Class I and Class IS shares, respectively, until at least August 1, 2017.

(c)
“Other Expenses” are estimated based on the fees and expenses of Acquiring Fund assuming that the Reorganization is consummated.

(d)
Effective immediately after the Reorganization, the Adviser has contractually agreed to limit the total operating expenses (excluding front-end or contingent deferred loads, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), and acquired fund fees and expenses, if any) of the share classes of the Acquiring Fund so that those expenses do not

6

exceed, on an annualized basis, for a two-year period from the date of the Reorganization, the lesser of: (1) the expense limits in place for the corresponding share classes of the Acquired Fund as of the date of the Reorganization; or (2) the gross operating expenses of the corresponding share classes of the Acquired Fund as of a date immediately prior to the Reorganization.
Examples of Fund Expenses
The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in the Acquired Fund and the Acquiring Fund (Pro Forma), assuming the Reorganization takes place, with the cost of investing in other funds. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The examples for the Acquiring Fund (Pro Forma) also assume that the expense limitations are in place for the contractual period. The following tables also assume that total annual operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.
	Share Status	One Year	Three Years	Five Years	Ten Years
Acquired Fund – Class A	Sold or Held	$696	$952	$1,251	$2,098
Acquired Fund – Class C	Sold	$275	$542	$933	$2,030
	Held	$175	$542	$933	$2,030
Acquired Fund – Class I	Sold or Held	$99	$309	$566	$1,303
Acquired Fund – Class IS	Sold or Held	$74	$230	$401	$894
	Share Status	One Year	Three Years	Five Years	Ten Years
Acquiring Fund (Pro Forma) – Class A	Sold or Held	$694	$953	$1,239	$2,051
Acquiring Fund (Pro Forma) – Class C	Sold	$275	$557	$979	$2,156
	Held	$175	$557	$979	$2,156
Acquiring Fund (Pro Forma) – Class I	Sold or Held	$99	$323	$580	$1,316
Acquiring Fund (Pro Forma) – Class IS	Sold or Held	$74	$246	$449	$1,034
Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Funds’ performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 66% of the average value of its portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund.
Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks
Each Fund’s investment objective is to seek to provide a high level of capital appreciation. As a secondary goal, each Fund also seeks to provide current income.
Subsequent to the Reorganization, the Acquiring Fund, like the Acquired Fund, will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in U.S.-traded equity securities of large-capitalization companies. For purposes of this investment strategy, large-capitalization companies are considered to be companies with market capitalizations similar to those of companies in the Russell 1000® Value Index. The Acquiring Fund considers U.S.-traded equity securities to include American Depositary Receipts (“ADRs”). As a result of its investment strategy, the Acquiring Fund’s portfolio turnover rate may be 100% or more.
Subsequent to the Reorganization, the Acquiring Fund expects to employ the same portfolio manager, who will continue to implement the same strategy as he pursued for the Acquired Fund by:
•
choosing companies that he believes are undervalued in the market relative to the industry sector and the company’s own valuation history;

•
evaluating potential catalysts that may cause an upward re-rating of the stock’s valuation; and

•
with respect to common stocks, purchasing companies that generally pay dividends at the time of purchase or are expected to pay dividends soon after their purchase.

7

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:
•
Depositary Receipts

•
Equity Securities

•
Equity Securities — Large Market Capitalization Companies Risk

•
Equity Securities — Value Stocks Risk

•
Market Volatility

•
Portfolio Turnover Risk

•
Sector Focused Investing

See Exhibit C below for a detailed description of each of these risks.
Comparison of Portfolio Management
Both the Acquired Fund and the Acquiring Fund share the same portfolio manager. See Exhibit D for information about the portfolio manager.
8

Reorganization of RidgeWorth Ceredex Mid-Cap Value Equity Fund
into Virtus Ceredex Mid-Cap Value Equity Fund
Comparison of Current and Pro Forma Expenses
Shareholder Fees (fees paid directly from your investment)
	Acquired Fund Class A	Acquired Fund Class C	Acquired Fund Class I	Acquired Fund Class IS
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	1.00%(a)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None
	Acquiring Fund (Pro Forma) Class A	Acquiring Fund (Pro Forma) Class C	Acquiring Fund (Pro Forma) Class I	Acquiring Fund (Pro Forma) Class IS
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	1.00%(a)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Acquired Fund Class A	Acquired Fund Class C	Acquired Fund Class I	Acquired Fund Class IS
Management Fees	0.69%	0.69%	0.69%	0.69%
Distribution and Shareholder Servicing (12b-1) Fees	0.30%	1.00%	None	None
Other Expenses	0.49%	0.11%	0.43%	0.11%
Total Annual Fund Operating Expenses	1.48%	1.80%	1.12%	0.80%
Less: Expense Reimbursement	(0.08)%(b)	0.00%(b)	0.00%(b)	0.00%(b)
Total Annual Fund Operating Expenses After Expense Reimbursement	1.40%	1.80%	1.12%	0.80%
	Acquiring Fund (Pro Forma) Class A	Acquiring Fund (Pro Forma) Class C	Acquiring Fund (Pro Forma) Class I	Acquiring Fund (Pro Forma) Class IS
Management Fees	0.69%	0.69%	0.69%	0.69%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.43%(c)	0.23%(c)	0.38%(c)	0.23%(c)
Total Annual Fund Operating Expenses	1.37%	1.92%	1.07%	0.92%
Less: Expense Reimbursement	0.00%(d)	(0.12)%(d)	0.00%(d)	(0.12)%(d)
Total Annual Fund Operating Expenses After Expense Reimbursement	1.37%	1.80%	1.07%	0.80%

(a)
The deferred sales charge is imposed on Class C shares redeemed during the first year only.

(b)
RidgeWorth and Ceredex have contractually agreed to limit the total operating expenses (excluding, as applicable, taxes, brokerage commissions, substitute dividend expenses on securities sold short, interest expense, extraordinary expenses and acquired fund fees and expenses) of the Acquired Fund so that expenses do not exceed, on an annualized basis, 1.38%, 1.95%, 1.15% and 0.95% for Class A, Class C, Class I and Class IS shares, respectively, until at least August 1, 2017.

(c)
“Other Expenses” are estimated based on the fees and expenses of Acquiring Fund assuming that the Reorganization is consummated.

(d)
Effective immediately after the Reorganization, the Adviser has contractually agreed to limit the total operating expenses (excluding front-end or contingent deferred loads, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), and acquired fund fees and expenses, if any) of the share classes of the Acquiring Fund so that those expenses do not

9

exceed, on an annualized basis, for a two-year period from the date of the Reorganization, the lesser of: (1) the expense limits in place for the corresponding share classes of the Acquired Fund as of the date of the Reorganization; or (2) the gross operating expenses of the corresponding share classes of the Acquired Fund as of a date immediately prior to the Reorganization.
Examples of Fund Expenses
The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in the Acquired Fund and the Acquiring Fund (Pro Forma), assuming the Reorganization takes place, with the cost of investing in other funds. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The examples for the Acquiring Fund (Pro Forma) also assume that the expense limitations are in place for the contractual period. The following tables also assume that total annual operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.
	Share Status	One Year	Three Years	Five Years	Ten Years
Acquired Fund – Class A	Sold or Held	$709	$993	$1,314	$2,221
Acquired Fund – Class C	Sold	$283	$566	$975	$2,116
	Held	$183	$566	$975	$2,116
Acquired Fund – Class I	Sold or Held	$114	$356	$617	$1,363
Acquired Fund – Class IS	Sold or Held	$82	$255	$444	$990
	Share Status	One Year	Three Years	Five Years	Ten Years
Acquiring Fund (Pro Forma) – Class A	Sold or Held	$706	$984	$1,282	$2,127
Acquiring Fund (Pro Forma) – Class C	Sold	$283	$579	$1,014	$2,223
	Held	$183	$579	$1,014	$2,223
Acquiring Fund (Pro Forma) – Class I	Sold or Held	$109	$340	$590	$1,306
Acquiring Fund (Pro Forma) – Class IS	Sold or Held	$82	$269	$485	$1,109
Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Funds’ performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 98% of the average value of its portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund.
Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks
Each Fund’s investment objective is to seek to provide capital appreciation. As a secondary goal, each Fund also seeks to provide current income.
Subsequent to the Reorganization, the Acquiring Fund, like the Acquired Fund, will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in U.S.-traded equity securities of mid-capitalization companies. For purposes of this investment strategy, mid-capitalization companies are considered to be companies with market capitalizations similar to those of companies in the Russell Midcap® Index. The Acquiring Fund considers U.S.-traded equity securities to include American Depositary Receipts (“ADRs”). As a result of its investment strategy, the Acquiring Fund’s portfolio turnover rate may be 100% or more.
Subsequent to the Reorganization, the Acquiring Fund expects to employ the same portfolio manager, who will continue to implement the same strategy as he pursued for the Acquired Fund by:
•
choosing companies that he believes are undervalued in the market relative to the industry sector and the company’s own valuation history;

•
evaluating potential catalysts that may cause an upward re-rating of the stock’s valuation; and

•
with respect to common stocks, purchasing companies that generally pay dividends at the time of purchase or are expected to pay dividends soon after their purchase.

10

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:
•
Depositary Receipts

•
Equity Securities

•
Equity Securities — Medium Market Capitalization Companies Risk

•
Equity Securities — Value Stocks Risk

•
Industry/Sector Concentration

•
Market Volatility

•
Portfolio Turnover Risk

See Exhibit C below for a detailed description of each of these risks.
Comparison of Portfolio Management
Both the Acquired Fund and the Acquiring Fund share the portfolio manager. See Exhibit D for information about the portfolio manager.
11

Reorganization of RidgeWorth Ceredex Small Cap Value Equity Fund
into Virtus Ceredex Small-Cap Value Equity Fund
Comparison of Current and Pro Forma Expenses
Shareholder Fees (fees paid directly from your investment)
	Acquired Fund Class A	Acquired Fund Class C	Acquired Fund Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	1.00%(a)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
	Acquiring Fund (Pro Forma) Class A	Acquiring Fund (Pro Forma) Class C	Acquiring Fund (Pro Forma) Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	1.00%(a)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Acquired Fund Class A	Acquired Fund Class C	Acquired Fund Class I
Management Fees	0.83%	0.83%	0.83%
Distribution and Shareholder Servicing (12b-1) Fees	0.30%	1.00%	None
Other Expenses	0.44%	0.08%	0.41%
Total Annual Fund Operating Expenses	1.57%	1.91%	1.24%
Less: Expense Reimbursement	(0.02)%(b)	0.00%(b)	0.00%(b)
Total Annual Fund Operating Expenses After Expense Reimbursement	1.55%	1.91%	1.24%
	Acquiring Fund (Pro Forma) Class A	Acquiring Fund (Pro Forma) Class C	Acquiring Fund (Pro Forma) Class I
Management Fees	0.83%	0.83%	0.83%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.41%(c)	0.21%(c)	0.42%(c)
Total Annual Fund Operating Expenses	1.49%	2.04%	1.25%
Less: Expense Reimbursement	0.00%(d)	(0.13)%(d)	(0.01)%(d)
Total Annual Fund Operating Expenses After Expense Reimbursement	1.49%	1.91%	1.24%

(a)
The deferred sales charge is imposed on Class C shares redeemed during the first year only.

(b)
RidgeWorth and Ceredex have contractually agreed to limit the total operating expenses (excluding, as applicable, taxes, brokerage commissions, substitute dividend expenses on securities sold short, interest expense, extraordinary expenses and acquired fund fees and expenses) of the Acquired Fund so that expenses do not exceed, on an annualized basis, 1.55%, 2.15% and 1.30% for Class A, Class C and Class I shares, respectively, until at least August 1, 2017.

(c)
“Other Expenses” are estimated based on the fees and expenses of Acquiring Fund assuming that the Reorganization is consummated.

(d)
Effective immediately after the Reorganization, the Adviser has contractually agreed to limit the total operating expenses (excluding front-end or contingent deferred loads, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), and acquired fund fees and expenses, if any) of the share classes of the Acquiring Fund so that those expenses do not

12

exceed, on an annualized basis, for a two-year period from the date of the Reorganization, the lesser of: (1) the expense limits in place for the corresponding share classes of the Acquired Fund as of the date of the Reorganization; or (2) the gross operating expenses of the corresponding share classes of the Acquired Fund as of a date immediately prior to the Reorganization.
Examples of Fund Expenses
The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in the Acquired Fund and the Acquiring Fund (Pro Forma), assuming the Reorganization takes place, with the cost of investing in other funds. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The examples for the Acquiring Fund (Pro Forma) also assume that the expense limitations are in place for the contractual period. The following tables also assume that total annual operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.
	Share Status	One Year	Three Years	Five Years	Ten Years
Acquired Fund – Class A	Sold or Held	$724	$1,036	$1,375	$2,330
Acquired Fund – Class C	Sold	$294	$600	$1,032	$2,233
	Held	$194	$600	$1,032	$2,233
Acquired Fund – Class I	Sold or Held	$126	$393	$681	$1,500
	Share Status	One Year	Three Years	Five Years	Ten Years
Acquiring Fund (Pro Forma) – Class A	Sold or Held	$718	$1,019	$1,341	$2,252
Acquiring Fund (Pro Forma) – Class C	Sold	$294	$614	$1,074	$2,348
	Held	$194	$614	$1,074	$2,348
Acquiring Fund (Pro Forma) – Class I	Sold or Held	$126	$395	$684	$1,509
Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Funds’ performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 36% of the average value of its portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund.
Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks
Each Fund’s investment objective is to seek to provide capital appreciation. As a secondary goal, each Fund also seeks to provide current income.
Subsequent to the Reorganization, the Acquiring Fund, like the Acquired Fund, will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in U.S.-traded equity securities of small-capitalization companies. For purposes of this investment strategy, small-capitalization companies are considered to be companies with market capitalizations between $50 million and $3 billion or with market capitalizations similar to those of companies in the Russell 2000® Value Index. The Acquiring Fund considers U.S.-traded equity securities to include American Depositary Receipts (“ADRs”).
Subsequent to the Reorganization, the Acquiring Fund expects to employ the same portfolio manager, who will continue to implement the same strategy as he pursued for the Acquired Fund by:
•
choosing companies that he believes are undervalued in the market relative to the industry sector and the company’s own valuation history;

•
evaluating potential catalysts that may cause an upward re-rating of the stock’s valuation; and

•
with respect to common stocks, purchasing companies that generally pay dividends at the time of purchase or are expected to pay dividends soon after their purchase.

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:
13

•
Depositary Receipts

•
Equity Securities

•
Equity Securities — Small Market Capitalization Companies Risk

•
Equity Securities — Value Stocks Risk

•
Industry/Sector Concentration

•
Market Volatility

See Exhibit C below for a detailed description of each of these risks.
Comparison of Portfolio Management
Both the Acquired Fund and the Acquiring Fund share the same portfolio manager. See Exhibit D for information about the portfolio manager.
14

Reorganization of RidgeWorth Silvant Large Cap Growth Stock Fund
into Virtus Silvant Large-Cap Growth Stock Fund
Comparison of Current and Pro Forma Expenses
Shareholder Fees (fees paid directly from your investment)
	Acquired Fund Class A	Acquired Fund Class C	Acquired Fund Class I	Acquired Fund Class IS
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	1.00%(a)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None
	Acquiring Fund (Pro Forma) Class A	Acquiring Fund (Pro Forma) Class C	Acquiring Fund (Pro Forma) Class I	Acquiring Fund (Pro Forma) Class IS
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	1.00%(a)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Acquired Fund Class A	Acquired Fund Class C	Acquired Fund Class I	Acquired Fund Class IS
Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and Shareholder Servicing (12b-1) Fees	0.30%	1.00%	None	None
Other Expenses	0.23%	0.20%	0.56%	0.20%
Total Annual Fund Operating Expenses	1.23%	1.90%	1.26%	0.90%
Less: Expense Reimbursement	0.00%(b)	0.00%(b)	(0.29)%(b)	0.00%(b)
Total Annual Fund Operating Expenses After Expense Reimbursement	1.23%	1.90%	0.97%	0.90%
	Acquiring Fund (Pro Forma) Class A	Acquiring Fund (Pro Forma) Class C	Acquiring Fund (Pro Forma) Class I	Acquiring Fund (Pro Forma) Class IS
Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.35%(c)	0.31%(c)	0.51%(c)	0.31%(c)
Total Annual Fund Operating Expenses	1.30%	2.01%	1.21%	1.01%
Less: Expense Reimbursement	(0.07)%(d)	(0.11)%(d)	(0.24)%(d)	(0.11)%(d)
Total Annual Fund Operating Expenses After Expense Reimbursement	1.23%	1.90%	0.97%	0.90%

(a)
The deferred sales charge is imposed on Class C shares redeemed during the first year only.

(b)
RidgeWorth and Silvant have contractually agreed to limit the total operating expenses (excluding, as applicable, taxes, brokerage commissions, substitute dividend expenses on securities sold short, interest expense, extraordinary expenses and acquired fund fees and expenses) of the Acquired Fund so that expenses do not exceed, on an annualized basis, 1.23%, 1.95%, 0.97% and 0.95% for Class A, Class C, Class I and Class IS shares, respectively, until at least August 1, 2017.

(c)
“Other Expenses” are estimated based on the fees and expenses of Acquiring Fund assuming that the Reorganization is consummated.

(d)
Effective immediately after the Reorganization, the Adviser has contractually agreed to limit the total operating expenses (excluding front-end or contingent deferred loads, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), and acquired fund fees and expenses, if any) of the share classes of the Acquiring Fund so that those expenses do not

15

exceed, on an annualized basis, for a two-year period from the date of the Reorganization, the lesser of: (1) the expense limits in place for the corresponding share classes of the Acquired Fund as of the date of the Reorganization; or (2) the gross operating expenses of the corresponding share classes of the Acquired Fund as of a date immediately prior to the Reorganization.
Examples of Fund Expenses
The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in the Acquired Fund and the Acquiring Fund (Pro Forma), assuming the Reorganization takes place, with the cost of investing in other funds. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The examples for the Acquiring Fund (Pro Forma) also assume that the expense limitations are in place for the contractual period. The following tables also assume that total annual operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.
	Share Status	One Year	Three Years	Five Years	Ten Years
Acquired Fund – Class A	Sold or Held	$693	$943	$1,212	$1,978
Acquired Fund – Class C	Sold	$293	$597	$1,026	$2,222
	Held	$193	$597	$1,026	$2,222
Acquired Fund – Class I	Sold or Held	$99	$309	$603	$1,441
Acquired Fund – Class IS	Sold or Held	$92	$287	$498	$1,108
	Share Status	One Year	Three Years	Five Years	Ten Years
Acquiring Fund (Pro Forma) – Class A	Sold or Held	$693	$950	$1,234	$2,041
Acquiring Fund (Pro Forma) – Class C	Sold	$293	$609	$1,062	$2,320
	Held	$193	$609	$1,062	$2,320
Acquiring Fund (Pro Forma) – Class I	Sold or Held	$99	$335	$618	$1,422
Acquiring Fund (Pro Forma) – Class IS	Sold or Held	$92	$299	$536	$1,216
Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Funds’ performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 10% of the average value of its portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund.
Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks
Each Fund’s investment objective is to seek to provide capital appreciation.
Subsequent to the Reorganization, the Acquiring Fund, like the Acquired Fund, will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other U.S.-traded equity securities of large-capitalization companies. For purposes of this investment strategy, large-capitalization companies are considered to be companies with market capitalizations similar to those of companies in the Russell 1000® Growth Index. The Acquiring Fund considers U.S.-traded equity securities to include American Depositary Receipts (“ADRs”).
Subsequent to the Reorganization, the Acquiring Fund expects to employ the same portfolio managers, who will continue to implement the same strategy as they pursued for the Acquired Fund by:
•
seeking out securities they believe have strong business fundamentals, such as revenue growth, improving cash flows, increasing margins and positive earning trends;

•
choosing companies that they believe have above-average growth potential to beat expectations;

•
utilizing a “bottom-up” process based on company fundamentals with risk controls in place to assist in maintaining a portfolio that is diversified by sector and minimizing unintended risks relative to the primary benchmark;

16

•
performing in-depth fundamental analysis of a company to determine the quality and sustainability of expectations and whether or not the company is poised to beat expectations; and

•
applying proprietary quantitative models to rank stocks based on improving fundamentals, valuation, capital deployment and efficiency and sentiment or behavior factors.

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:
•
Depositary Receipts

•
Equity Securities

•
Equity Securities — Growth Stocks Risk

•
Equity Securities — Large Market Capitalization Companies Risk

•
Industry/Sector Concentration

•
Market Volatility

•
Sector Focused Investing

See Exhibit C below for a detailed description of each of these risks.
Comparison of Portfolio Management
Both the Acquired Fund and the Acquiring Fund share the same portfolio managers. See Exhibit D for information about the portfolio managers.
17

Reorganization of RidgeWorth Silvant Small Cap Growth Stock Fund
into Virtus Silvant Small-Cap Growth Stock Fund
Comparison of Current and Pro Forma Expenses
Shareholder Fees (fees paid directly from your investment)
	Acquired Fund Class A	Acquired Fund Class C	Acquired Fund Class I	Acquired Fund Class IS
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	1.00%(a)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None
	Acquiring Fund (Pro Forma) Class A	Acquiring Fund (Pro Forma) Class C	Acquiring Fund (Pro Forma) Class I	Acquiring Fund (Pro Forma) Class IS
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	1.00%(a)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Acquired Fund Class A	Acquired Fund Class C	Acquired Fund Class I	Acquired Fund Class IS
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and Shareholder Servicing (12b-1) Fees	0.30%	1.00%	None	None
Other Expenses	0.29%	0.25%	0.61%	0.25%
Total Annual Fund Operating Expenses	1.44%	2.10%	1.46%	1.10%
Less: Expense Reimbursement	(0.03)%(b)	(0.03)%(b)	(0.16)%(b)	(0.03)%(b)
Total Annual Fund Operating Expenses After Expense Reimbursement	1.41%	2.07%	1.30%	1.07%
	Acquiring Fund (Pro Forma) Class A	Acquiring Fund (Pro Forma) Class C	Acquiring Fund (Pro Forma) Class I	Acquiring Fund (Pro Forma) Class IS
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.33%(c)	0.29%(c)	0.49%(c)	0.29%(c)
Total Annual Fund Operating Expenses	1.43%	2.14%	1.34%	1.14%
Less: Expense Reimbursement	(0.02)%(d)	(0.07)%(d)	(0.04)%(d)	(0.07)%(d)
Total Annual Fund Operating Expenses After Expense Reimbursement	1.41%	2.07%	1.30%	1.07%

(a)
The deferred sales charge is imposed on Class C shares redeemed during the first year only.

(b)
RidgeWorth and Silvant have contractually agreed to limit the total operating expenses (excluding, as applicable, taxes, brokerage commissions, substitute dividend expenses on securities sold short, interest expense, extraordinary expenses and acquired fund fees and expenses) of the Acquired Fund so that expenses do not exceed, on an annualized basis, 1.50%, 2.15%, 1.30% and 1.10% for Class A, Class C, Class I and Class IS shares, respectively, until at least August 1, 2017.

(c)
“Other Expenses” are estimated based on the fees and expenses of Acquiring Fund assuming that the Reorganization is consummated.

(d)
Effective immediately after the Reorganization, the Adviser has contractually agreed to limit the total operating expenses (excluding front-end or contingent deferred loads, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), and acquired fund fees and expenses, if any) of the share classes of the Acquiring Fund so that those expenses do not

18

exceed, on an annualized basis, for a two-year period from the date of the Reorganization, the lesser of: (1) the expense limits in place for the corresponding share classes of the Acquired Fund as of the date of the Reorganization; or (2) the gross operating expenses of the corresponding share classes of the Acquired Fund as of a date immediately prior to the Reorganization.
Examples of Fund Expenses
The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in the Acquired Fund and the Acquiring Fund (Pro Forma), assuming the Reorganization takes place, with the cost of investing in other funds. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The examples for the Acquiring Fund (Pro Forma) also assume that the expense limitations are in place for the contractual period. The following tables also assume that total annual operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.
	Share Status	One Year	Three Years	Five Years	Ten Years
Acquired Fund – Class A	Sold or Held	$710	$996	$1,308	$2,192
Acquired Fund – Class C	Sold	$310	$649	$1,120	$2,424
	Held	$210	$649	$1,120	$2,424
Acquired Fund – Class I	Sold or Held	$132	$412	$749	$1,703
Acquired Fund – Class IS	Sold or Held	$109	$340	$597	$1,332
	Share Status	One Year	Three Years	Five Years	Ten Years
Acquiring Fund (Pro Forma) – Class A	Sold or Held	$710	$998	$1,308	$2,186
Acquiring Fund (Pro Forma) – Class C	Sold	$310	$656	$1,136	$2,461
	Held	$210	$656	$1,136	$2,461
Acquiring Fund (Pro Forma) – Class I	Sold or Held	$132	$416	$726	$1,606
Acquiring Fund (Pro Forma) – Class IS	Sold or Held	$109	$348	$614	$1,373
Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Funds’ performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 73% of the average value of its portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund.
Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks
Each Fund’s investment objective to seek to provide long-term capital appreciation.
Subsequent to the Reorganization, the Acquiring Fund, like the Acquired Fund, will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in U.S.-traded equity securities of small-capitalization companies. For purposes of this investment strategy, small-capitalization companies are considered to be companies with market capitalizations similar to those of companies in the Russell 2000® Growth Index. The Acquiring Fund considers U.S.-traded equity securities to include American Depositary Receipts (“ADRs”).
Subsequent to the Reorganization, the Acquiring Fund expects to employ the same portfolio managers, who will continue to implement the same strategy as they pursued for the Acquired Fund by:
•
choosing companies they believe have above-average growth potential to beat expectations as a result of strong business fundamentals, such as revenue growth, improving cash flows, increasing margins and positive earning trends;

•
utilizing a “bottom-up” process based on company fundamentals with risk controls in place to assist in maintaining a portfolio that is diversified by sector and minimizing unintended risks relative to the primary benchmark;

•
performing in-depth fundamental analysis of a company to determine the quality and sustainability of expectations to determine whether or not the company is poised to beat expectations; and

19

•
applying proprietary quantitative models to rank stocks based on improving fundamentals, valuation, capital deployment and efficiency and sentiment or behavior factors.

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:
•
Depositary Receipts

•
Equity Securities

•
Equity Securities — Growth Stocks Risk

•
Equity Securities — Small Market Capitalization Companies Risk

•
Market Volatility

•
Sector Focused Investing

See Exhibit C below for a detailed description of each of these risks.
Comparison of Portfolio Management
Both the Acquired Fund and the Acquiring Fund share the same portfolio managers. See Exhibit D for information about the portfolio managers.
20

Reorganization of RidgeWorth Innovative Growth Stock Fund
into Virtus Zevenbergen Innovative Growth Stock Fund
Comparison of Current and Pro Forma Expenses
Shareholder Fees (fees paid directly from your investment)
	Acquired Fund Class A	Acquired Fund Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Exchange Fee	None	None
	Acquiring Fund (Pro Forma) Class A	Acquiring Fund (Pro Forma) Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Exchange Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Acquired Fund Class A	Acquired Fund Class I
Management Fees	0.85%	0.85%
Distribution and Shareholder Servicing (12b-1) Fees	0.30%	None
Other Expenses	0.39%	0.60%
Total Annual Fund Operating Expenses	1.54%	1.45%
Less: Expense Reimbursement	(0.03)%(a)	(0.14)%(a)
Total Annual Fund Operating Expenses After Expense Reimbursement	1.51%	1.31%
	Acquiring Fund (Pro Forma) Class A	Acquiring Fund (Pro Forma) Class I
Management Fees	0.85%	0.85%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	None
Other Expenses	0.32%(b)	0.44%(b)
Total Annual Fund Operating Expenses	1.42%	1.29%

(a)
RidgeWorth and [ZCI] have contractually agreed to limit the total operating expenses (excluding, as applicable, taxes, brokerage commissions, substitute dividend expenses on securities sold short, interest expense, extraordinary expenses and acquired fund fees and expenses) of the Acquired Fund so that expenses do not exceed, on an annualized basis, 1.50% and 1.30% for Class A and Class I shares, respectively, until at least August 1, 2017.

(b)
“Other Expenses” are estimated based on the fees and expenses of Acquiring Fund assuming that the Reorganization is consummated.

Examples of Fund Expenses
The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in the Acquired Fund and the Acquiring Fund (Pro Forma), assuming the Reorganization takes place, with the cost of investing in other funds. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The examples for the Acquiring Fund (Pro Forma) also assume that the expense limitations are in place for the contractual period. The following tables also assume that total annual operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.
21

	Share Status	One Year	Three Years	Five Years	Ten Years
Acquired Fund – Class A	Sold or Held	$720	$1,025	$1,358	$2,296
Acquired Fund – Class I	Sold or Held	$133	$415	$750	$1,697
	Share Status	One Year	Three Years	Five Years	Ten Years
Acquiring Fund (Pro Forma) – Class A	Sold or Held	$711	$999	$1,307	$2,179
Acquiring Fund (Pro Forma) – Class I	Sold or Held	$131	$409	$708	$1,556
Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Funds’ performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 59% of the average value of its portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund.
Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks
Each Fund’s investment objective is to seek to provide long-term capital appreciation.
Subsequent to the Reorganization, the Acquiring Fund, like the Acquired Fund, will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies and other U.S.-traded equity securities that exhibit strong growth characteristics. U.S.-traded equity securities may include American Depositary Receipts (“ADRs”). The Acquiring Fund may invest in companies of any size and may invest a portion of its assets in non-U.S. issued securities of foreign companies. The Acquiring Fund generally holds a limited number of securities.
Subsequent to the Reorganization, the Acquiring Fund expects to employ the same portfolio managers, who will continue to implement the same strategy as they pursued for the Acquired Fund by:
•
utilizing a fundamental research approach to identify companies with favorable prospects for future revenue, earnings, and/or cash flow growth;

•
identifying growth “drivers” for each company; and

•
evaluating companies for industry growth dynamics, company competitive positioning, pricing flexibility, and diversified product offerings, to determine the weighting of the Fund’s investments.

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:
•
Depositary Receipts

•
Equity Securities

•
Equity Securities — Growth Stocks Risk

•
Equity Securities — Large Market Capitalization Companies Risk

•
Foreign Investing

•
Industry/Sector Concentration

•
Limited Number of Investments

•
Market Volatility

See Exhibit C below for a detailed description of each of these risks.
Comparison of Portfolio Management
Both the Acquired Fund and the Acquiring Fund are expected to share the same portfolio managers. See Exhibit D for information about the portfolio managers.
22

Reorganization of RidgeWorth International Equity Fund
into Virtus WCM International Equity Fund
Comparison of Current and Pro Forma Expenses
Shareholder Fees (fees paid directly from your investment)
	Acquired Fund Class A	Acquired Fund Class I	Acquired Fund Class IS
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
	Acquiring Fund (Pro Forma) Class A	Acquiring Fund (Pro Forma) Class I	Acquiring Fund (Pro Forma) Class IS
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Acquired Fund Class A	Acquired Fund Class I	Acquired Fund Class IS
Management Fees	0.85%	0.85%	0.85%
Distribution and Shareholder Servicing (12b-1) Fees	0.30%	None	None
Other Expenses	0.39%	0.49%	0.39%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.55%	1.35%	1.25%
Less: Expense Reimbursement	(0.12)%(a)	(0.13)%(a)	(0.14)%(a)
Total Annual Fund Operating Expenses After Expense Reimbursement	1.43%	1.22%	1.11%
	Acquiring Fund (Pro Forma) Class A	Acquiring Fund (Pro Forma) Class I	Acquiring Fund (Pro Forma) Class IS
Management Fees	0.85%	0.85%	0.85%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	None	None
Other Expenses	0.35%(b)	0.40%(b)	0.34%(b)
Acquiring Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.46%	1.26%	1.20%
Less: Expense Reimbursement	(0.03)%(c)	(0.04)%(c)	(0.09)%(c)
Total Annual Fund Operating Expenses After Expense Reimbursement	1.43%	1.22%	1.11%

(a)
RidgeWorth and [WCM] have contractually agreed to limit the total operating expenses (excluding, as applicable, taxes, brokerage commissions, substitute dividend expenses on securities sold short, interest expense, extraordinary expenses and acquired fund fees and expenses) of the Acquired Fund so that expenses do not exceed, on an annualized basis, 1.48%, 1.25% and 1.10% for Class A, Class I and Class IS shares, respectively, until at least August 1, 2017.

(b)
“Other Expenses” are estimated based on the fees and expenses of Acquiring Fund assuming that the Reorganization is consummated.

(c)
Effective immediately after the Reorganization, the Adviser has contractually agreed to limit the total operating expenses (excluding front-end or contingent deferred loads, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), and acquired fund fees and expenses, if any) of the share classes of the Acquiring Fund so that those expenses do not

23

exceed, on an annualized basis, for a two-year period from the date of the Reorganization, the lesser of: (1) the expense limits in place for the corresponding share classes of the Acquired Fund as of the date of the Reorganization; or (2) the gross operating expenses of the corresponding share classes of the Acquired Fund as of a date immediately prior to the Reorganization.
Examples of Fund Expenses
The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in the Acquired Fund and the Acquiring Fund (Pro Forma), assuming the Reorganization takes place, with the cost of investing in other funds. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The examples for the Acquiring Fund (Pro Forma) also assume that the expense limitations are in place for the contractual period. The following tables also assume that total annual operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.
	Share Status	One Year	Three Years	Five Years	Ten Years
Acquired Fund – Class A	Sold or Held	$712	$1,001	$1,337	$2,284
Acquired Fund – Class I	Sold or Held	$124	$387	$700	$1,588
Acquired Fund – Class IS	Sold or Held	$113	$353	$644	$1,472
	Share Status	One Year	Three Years	Five Years	Ten Years
Acquiring Fund (Pro Forma) – Class A	Sold or Held	$712	$1,004	$1,321	$2,216
Acquiring Fund (Pro Forma) – Class I	Sold or Held	$124	$392	$684	$1,515
Acquiring Fund (Pro Forma) – Class IS	Sold or Held	$113	$363	$642	$1,438
Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Funds’ performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 114% of the average value of its portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund.
Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks
Each Fund’s investment objective is to seek to provide long-term capital appreciation.
Subsequent to the Reorganization, the Acquiring Fund, like the Acquired Fund, will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of foreign companies. These companies may be located in emerging markets. The Acquiring Fund may invest in companies of any size, however, it will generally invest in large capitalization established multinational companies. For purposes of this investment strategy, large capitalization companies are considered to be companies with market capitalization of  $3.5 billion or greater at the time of investment. The Acquiring Fund invests generally in securities of companies located in different regions and in at least three different countries. However, from time to time, the Acquiring Fund may have a significant portion of its assets invested in securities of companies in one or a few countries or regions. The Acquiring Fund’s investment in equity securities may include common stocks, preferred stocks, warrants and depositary receipts. The Acquiring Fund’s investment in depositary receipts may include American, European, Canadian and Global Depositary Receipts (“ADRs”, “EDRs”, “CDRs”, and “GDRs”, respectively).
Subsequent to the Reorganization, the Acquiring Fund expects to employ the same portfolio managers, who will continue to implement the same strategy as they pursued for the Acquired Fund by:
•
utilizing a bottom-up approach that seeks to identify companies with attractive fundamentals, such as long-term growth in revenue and earnings and that show a strong probability for superior future growth;

•
focusing on companies considered to be industry leaders with sustainable competitive advantages; corporate cultures emphasizing strong, quality and experienced management; low or no debt; and attractive relative evaluations; and

24

•
considering other factors, including political risk, monetary policy risk and regulatory risk in selecting securities.

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:
•
Convertible Securities

•
Depositary Receipts

•
Equity Securities

•
Equity Securities — Growth Stocks Risk

•
Equity Securities — Large Market Capitalization Companies Risk

•
Foreign Investing

•
Foreign Investing — Emerging Market Investing Risk

•
Geographic Concentration Risk

•
Market Volatility

•
Preferred Stocks

•
Sector Focused Investing

See Exhibit C below for a detailed description of each of these risks.
Comparison of Portfolio Management
Both the Acquired Fund and the Acquiring Fund are expected to share the same portfolio managers. See Exhibit D for information about the portfolio managers.
25

Reorganization of RidgeWorth Seix Core Bond Fund
into Virtus Seix Core Bond Fund
Comparison of Current and Pro Forma Expenses
Shareholder Fees (fees paid directly from your investment)
	Acquired Fund Class A	Acquired Fund Class R	Acquired Fund Class I	Acquired Fund Class IS
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None
	Acquiring Fund (Pro Forma) Class A	Acquiring Fund (Pro Forma) Class R	Acquiring Fund (Pro Forma) Class I	Acquiring Fund (Pro Forma) Class IS
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Acquired Fund Class A	Acquired Fund Class R	Acquired Fund Class I	Acquired Fund Class IS
Management Fees	0.25%	0.25%	0.25%	0.25%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	0.50%	None	None
Other Expenses	0.15%	0.15%	0.25%	0.12%
Total Annual Fund Operating Expenses	0.65%	0.90%	0.50%	0.37%
	Acquiring Fund (Pro Forma) Class A	Acquiring Fund (Pro Forma) Class R	Acquiring Fund (Pro Forma) Class I	Acquiring Fund (Pro Forma) Class IS
Management Fees	0.25%	0.25%	0.25%	0.25%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	0.50%	None	None
Other Expenses	0.31%(a)	0.27%(a)	0.40%(a)	0.23%(a)
Total Annual Fund Operating Expenses	0.81%	1.02%	0.65%	0.48%
Less: Expense Reimbursement	(0.16)%(b)	(0.12)%(b)	(0.15)%(b)	(0.11)%(b)
Total Annual Fund Operating Expenses After Expense Reimbursement	0.65%	0.90%	0.50%	0.37%

(a)
“Other Expenses” are estimated based on the fees and expenses of Acquiring Fund assuming that the Reorganization is consummated.

(b)
Effective immediately after the Reorganization, the Adviser has contractually agreed to limit the total operating expenses (excluding front-end or contingent deferred loads, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), and acquired fund fees and expenses, if any) of the share classes of the Acquiring Fund so that those expenses do not exceed, on an annualized basis, for a two-year period from the date of the Reorganization, the lesser of: (1) the expense limits in place for the corresponding share classes of the Acquired Fund as of the date of the Reorganization; or (2) the gross operating expenses of the corresponding share classes of the Acquired Fund as of a date immediately prior to the Reorganization.

Examples of Fund Expenses
The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in the Acquired Fund and the Acquiring
26

Fund (Pro Forma), assuming the Reorganization takes place, with the cost of investing in other funds. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The examples for the Acquiring Fund (Pro Forma) also assume that the expense limitations are in place for the contractual period. The following tables also assume that total annual operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.
	Share Status	One Year	Three Years	Five Years	Ten Years
Acquired Fund – Class A	Sold or Held	$538	$673	$820	$1,247
Acquired Fund – Class R	Sold or Held	$92	$287	$498	$1,108
Acquired Fund – Class I	Sold or Held	$51	$160	$280	$628
Acquired Fund – Class IS	Sold or Held	$38	$119	$208	$468
	Share Status	One Year	Three Years	Five Years	Ten Years
Acquiring Fund (Pro Forma) – Class A	Sold or Held	$538	$690	$873	$1,400
Acquiring Fund (Pro Forma) – Class R	Sold or Held	$92	$300	$539	$1,225
Acquiring Fund (Pro Forma) – Class I	Sold or Held	$51	$177	$332	$781
Acquiring Fund (Pro Forma) – Class IS	Sold or Held	$38	$131	$246	$582
Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Funds’ performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 232% of the average value of its portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund.
Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks
Each Fund’s investment objective is to seek to maximize long-term total return through a combination of current income and capital appreciation, consistent with capital preservation.
Subsequent to the Reorganization, the Acquiring Fund, like the Acquired Fund, will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade fixed income securities. The Acquiring Fund may count the value of certain derivatives with investment grade fixed income characteristics and Treasury Inflation Protection Securities (“TIPS”) towards its 80% investment policy. The Acquiring Fund invests in various types of income-producing debt securities, including mortgage- and asset-backed securities, government and agency obligations, and corporate obligations. The Acquiring Fund may invest in debt obligations of U.S. and non-U.S. issuers, including investment grade rated emerging market debt. The Acquiring Fund’s investment in non-U.S. issuers may at times be significant. The Acquiring Fund can hold up to 5% of its net assets in securities that are downgraded below investment grade. As a result of its investment strategy, the Acquiring Fund’s portfolio turnover rate may be 100% or more.
Subsequent to the Reorganization, the Acquiring Fund expects to employ the same portfolio managers, who will continue to implement the same strategy as they pursued for the Acquired Fund by:
•
choosing from the broad universe of available fixed income securities rated investment grade, or unrated securities that the portfolio managers believe are of comparable quality;

•
buying or selling derivative instruments (such as swaps, including credit default swaps, futures, credit linked notes, options, inverse floaters, and warrants) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or credit risks; and

•
utilizing TIPS opportunistically.

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:
•
Debt Securities — Credit Risk

•
Debt Securities — Interest Rate Risk

27

•
Derivatives

•
Foreign Investing

•
Inflation Protected Investing

•
Market Volatility

•
Mortgage-Backed and Asset-Backed Securities

•
Portfolio Turnover Risk

•
Unrated Fixed Income Securities

•
U.S. Government Securities

See Exhibit C below for a detailed description of each of these risks.
Comparison of Portfolio Management
Both the Acquired Fund and the Acquiring Fund share the same portfolio managers. See Exhibit D for information about the portfolio managers.
28

Reorganization of RidgeWorth Seix Corporate Bond Fund
into Virtus Seix Corporate Bond Fund
Comparison of Current and Pro Forma Expenses
Shareholder Fees (fees paid directly from your investment)
	Acquired Fund Class A	Acquired Fund Class C	Acquired Fund Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	1.00%(a)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
	Acquiring Fund (Pro Forma) Class A	Acquiring Fund (Pro Forma) Class C	Acquiring Fund (Pro Forma) Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	1.00%(a)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Acquired Fund Class A	Acquired Fund Class C	Acquired Fund Class I
Management Fees	0.40%	0.40%	0.40%
Distribution and Shareholder Servicing (12b-1) Fees	0.30%	1.00%	None
Other Expenses	0.45%	0.43%	0.52%
Total Annual Fund Operating Expenses	1.15%	1.83%	0.92%
Less: Expense Reimbursement	(0.20)%(b)	(0.18)%(b)	(0.22)%(b)
Total Annual Fund Operating Expenses After Expense Reimbursement	0.95%	1.65%	0.70%
	Acquiring Fund (Pro Forma) Class A	Acquiring Fund (Pro Forma) Class C	Acquiring Fund (Pro Forma) Class I
Management Fees	0.40%	0.40%	0.40%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.50%(c)	0.47%(c)	0.62%(c)
Total Annual Fund Operating Expenses	1.15%	1.87%	1.02%
Less: Expense Reimbursement	(0.20)%(d)	(0.22)%(d)	(0.32)%(d)
Total Annual Fund Operating Expenses After Expense Reimbursement	0.95%	1.65%	0.70%

(a)
The deferred sales charge is imposed on Class C shares redeemed during the first year only.

(b)
RidgeWorth and Seix have contractually agreed to limit the total operating expenses (excluding, as applicable, taxes, brokerage commissions, substitute dividend expenses on securities sold short, interest expense, extraordinary expenses and acquired fund fees and expenses) of the Acquired Fund so that expenses do not exceed, on an annualized basis, 0.95%, 1.65% and 0.70% for Class A, Class C and Class I shares, respectively, until at least August 1, 2017.

(c)
“Other Expenses” are estimated based on the fees and expenses of Acquiring Fund assuming that the Reorganization is consummated.

(d)
Effective immediately after the Reorganization, the Adviser has contractually agreed to limit the total operating expenses (excluding front-end or contingent deferred loads, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), and acquired fund fees and expenses, if any) of the share classes of the Acquiring Fund so that those expenses do not

29

exceed, on an annualized basis, for a two-year period from the date of the Reorganization, the lesser of: (1) the expense limits in place for the corresponding share classes of the Acquired Fund as of the date of the Reorganization; or (2) the gross operating expenses of the corresponding share classes of the Acquired Fund as of a date immediately prior to the Reorganization.
Examples of Fund Expenses
The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in the Acquired Fund and the Acquiring Fund (Pro Forma), assuming the Reorganization takes place, with the cost of investing in other funds. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The examples for the Acquiring Fund (Pro Forma) also assume that the expense limitations are in place for the contractual period. The following tables also assume that total annual operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.
	Share Status	One Year	Three Years	Five Years	Ten Years
Acquired Fund – Class A	Sold or Held	$567	$763	$1,020	$1,752
Acquired Fund – Class C	Sold	$268	$520	$937	$2,101
	Held	$168	$520	$937	$2,101
Acquired Fund – Class I	Sold or Held	$72	$224	$441	$1,067
	Share Status	One Year	Three Years	Five Years	Ten Years
Acquiring Fund (Pro Forma) – Class A	Sold or Held	$567	$784	$1,040	$1,771
Acquiring Fund (Pro Forma) – Class C	Sold	$268	$544	$969	$2,153
	Held	$168	$544	$969	$2,153
Acquiring Fund (Pro Forma) – Class I	Sold or Held	$72	$259	$499	$1,188
Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Funds’ performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 84% of the average value of its portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund.
Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks
Each Fund’s investment objective is to seek to maximize long-term total return through a combination of current income and capital appreciation, consistent with capital preservation.
Subsequent to the Reorganization, the Acquiring Fund, like the Acquired Fund, will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in corporate bonds. The Acquiring Fund may count the value of certain derivatives with corporate bond characteristics towards its 80% investment policy. The Acquiring Fund primarily invests in a diversified portfolio of U.S. dollar denominated corporate obligations and other fixed income securities that are rated BBB-/Baa3 or better or unrated securities that the portfolio managers believe are of comparable quality. The Acquiring Fund may also invest in U.S. Treasury and agency obligations, floating rate loans, and below investment grade, high yield debt obligations (sometimes referred to as “junk bonds”), including emerging market securities. The Acquiring Fund may additionally invest in U.S. dollar denominated obligations of U.S. and non-U.S. issuers.
Subsequent to the Reorganization, the Acquiring Fund expects to employ the same portfolio managers, who will continue to implement the same strategy as they pursued for the Acquired Fund by:
•
attempting to identify investment grade corporate bonds that offer above-average total return;

•
seeking out companies with good fundamentals and above-average return prospects that are currently priced at attractive levels;

•
primarily assessing an issuer’s ability to generate the cash flow required to meet its obligations;

30

•
employing a “bottom-up” approach, identifying investment opportunities based on the underlying financial and economic fundamentals of the specific issuer; and

•
buying or selling derivative instruments (such as foreign currency forward contracts, swaps, including credit default swaps, futures, credit linked notes, options, inverse floaters and warrants) to use as a substitute for a purchase or sale of a position in the underlying asset and/or as part of a strategy designed to reduce exposure to reduce exposure to other risks, such interest rate or credit risk.

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:
•
Debt Securities — Credit Risk

•
Debt Securities — Interest Rate Risk

•
Foreign Investing

•
High-Yield/High-Risk Fixed Income Securities (Junk Bonds)

•
Illiquid and Restricted Securities

•
Market Volatility

•
Unrated Fixed Income Securities

•
U.S. Government Securities

See Exhibit C below for a detailed description of each of these risks.
Comparison of Portfolio Management
Both the Acquired Fund and the Acquiring Fund share the same portfolio managers. See Exhibit D for information about the portfolio managers.
31

Reorganization of RidgeWorth Seix Total Return Bond Fund
into Virtus Seix Total Return Bond Fund
Comparison of Current and Pro Forma Expenses
Shareholder Fees (fees paid directly from your investment)
	Acquired Fund Class A	Acquired Fund Class R	Acquired Fund Class I	Acquired Fund Class IS
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None
	Acquiring Fund (Pro Forma) Class A	Acquiring Fund (Pro Forma) Class R	Acquiring Fund (Pro Forma) Class I	Acquiring Fund (Pro Forma) Class IS
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Acquired Fund Class A	Acquired Fund Class R	Acquired Fund Class I	Acquired Fund Class IS
Management Fees	0.24%	0.24%	0.24%	0.24%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	0.50%	None	None
Other Expenses	0.22%	0.33%	0.22%	0.08%
Total Annual Fund Operating Expenses	0.71%	1.07%	0.46%	0.32%
	Acquiring Fund (Pro Forma) Class A	Acquiring Fund (Pro Forma) Class R	Acquiring Fund (Pro Forma) Class I	Acquiring Fund (Pro Forma) Class IS
Management Fees	0.24%	0.24%	0.24%	0.24%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	0.50%	None	None
Other Expenses	0.38%(a)	0.42%(a)	0.36%(a)	0.20%(a)
Total Annual Fund Operating Expenses	0.87%	1.16%	0.60%	0.44%
Less: Expense Reimbursement	(0.16)%(b)	(0.09)%(b)	(0.14)%(b)	(0.12)%(b)
Total Annual Fund Operating Expenses After Expense Reimbursement	0.71%	1.07%	0.46%	0.32%

(a)
“Other Expenses” are estimated based on the fees and expenses of Acquiring Fund assuming that the Reorganization is consummated.

(b)
Effective immediately after the Reorganization, the Adviser has contractually agreed to limit the total operating expenses (excluding front-end or contingent deferred loads, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), and acquired fund fees and expenses, if any) of the share classes of the Acquiring Fund so that those expenses do not exceed, on an annualized basis, for a two-year period from the date of the Reorganization, the lesser of: (1) the expense limits in place for the corresponding share classes of the Acquired Fund as of the date of the Reorganization; or (2) the gross operating expenses of the corresponding share classes of the Acquired Fund as of a date immediately prior to the Reorganization.

Examples of Fund Expenses
The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in the Acquired Fund and the Acquiring
32

Fund (Pro Forma), assuming the Reorganization takes place, with the cost of investing in other funds. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The examples for the Acquiring Fund (Pro Forma) also assume that the expense limitations are in place for the contractual period. The following tables also assume that total annual operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.
	Share Status	One Year	Three Years	Five Years	Ten Years
Acquired Fund – Class A	Sold or Held	$544	$691	$851	$1,316
Acquired Fund – Class R	Sold or Held	$109	$340	$590	$1,306
Acquired Fund – Class I	Sold or Held	$47	$148	$258	$579
Acquired Fund – Class IS	Sold or Held	$33	$103	$180	$406
	Share Status	One Year	Three Years	Five Years	Ten Years
Acquiring Fund (Pro Forma) – Class A	Sold or Held	$544	$708	$904	$1,468
Acquiring Fund (Pro Forma) – Class R	Sold or Held	$109	$350	$621	$1,392
Acquiring Fund (Pro Forma) – Class I	Sold or Held	$47	$163	$306	$723
Acquiring Fund (Pro Forma) – Class IS	Sold or Held	$33	$116	$222	$531
Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Funds’ performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 181% of the average value of its portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund.
Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks
Each Fund’s investment objective is to seek to maximize long-term total return through a combination of current income and capital appreciation, consistent with capital preservation.
Subsequent to the Reorganization, the Acquiring Fund, like the Acquired Fund, will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities. The Acquiring Fund may count the value of certain derivatives with investment grade fixed income characteristics towards its 80% investment policy. The Acquiring Fund invests in various types of income-producing debt securities, including mortgage-and asset-backed securities, government and agency obligations, corporate obligations and floating rate loans. The Acquiring Fund may invest in debt obligations of U.S. and non-U.S. issuers, including emerging market debt. The Acquiring Fund’s investment in non-U.S. issuers may at times be significant. The Acquiring Fund may invest up to 20% of its net assets in below investment grade, high yield debt obligations (sometimes referred to as “junk bonds”). As a result of its investment strategy, the Acquiring Fund’s portfolio turnover rate may be 100% or more.
Subsequent to the Reorganization, the Acquiring Fund expects to employ the same portfolio managers, who will continue to implement the same strategy as they pursued for the Acquired Fund by:
•
choosing securities from the broad universe of available fixed income securities rated investment grade, or unrated securities that the portfolio managers believe are of comparable quality;

•
generally selecting a greater weighting in corporate obligations and mortgage-backed securities relative to the Fund’s comparative benchmark and a lower relative weighting in U.S. Treasury and government agency issues; and

•
buying or selling derivative instruments (such as foreign currency forward contracts, swaps, including credit default swaps, futures, credit linked notes, options, inverse floaters and warrants) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or credit risks.

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:
•
Debt Securities — Credit Risk

33

•
Debt Securities — Interest Rate Risk

•
Derivatives

•
Foreign Investing

•
Foreign Investing — Emerging Market Investing Risk

•
High-Yield/High-Risk Fixed Income Securities (Junk Bonds)

•
Illiquid and Restricted Securities

•
Loans

•
Market Volatility

•
Mortgage-Backed and Asset-Backed Securities

•
Portfolio Turnover Risk

•
Unrated Fixed Income Securities

•
U.S. Government Securities

See Exhibit C below for a detailed description of each of these risks.
Comparison of Portfolio Management
Both the Acquired Fund and the Acquiring Fund share the same portfolio managers. See Exhibit D for information about the portfolio managers.
34

Reorganization of RidgeWorth Seix U.S. Mortgage Fund
into Virtus Seix U.S. Mortgage Fund
Comparison of Current and Pro Forma Expenses
Shareholder Fees (fees paid directly from your investment)
	Acquired Fund Class A	Acquired Fund Class C	Acquired Fund Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	1.00%(a)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
	Acquiring Fund (Pro Forma) Class A	Acquiring Fund (Pro Forma) Class C	Acquiring Fund (Pro Forma) Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	1.00%(a)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Acquired Fund Class A	Acquired Fund Class C	Acquired Fund Class I
Management Fees	0.40%	0.40%	0.40%
Distribution and Shareholder Servicing (12b-1) Fees	0.20%	1.00%	None
Other Expenses	0.37%	0.27%	0.41%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.98%	1.68%	0.82%
Less: Expense Reimbursement	(0.07)%(b)	(0.02)%(b)	(0.11)%(b)
Total Annual Fund Operating Expenses After Expense Reimbursement	0.91%	1.66%	0.71%
	Acquiring Fund (Pro Forma) Class A	Acquiring Fund (Pro Forma) Class C	Acquiring Fund (Pro Forma) Class I
Management Fees	0.40%	0.40%	0.40%
Distribution and Shareholder Servicing (12b-1) Fees	0.20%	1.00%	None
Other Expenses	0.49%(c)	0.37%(c)	0.55%(c)
Acquiring Funds Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.10%	1.78%	0.96%
Less: Expense Reimbursement	(0.19)%(d)	(0.12)%(d)	(0.25)%(d)
Total Annual Fund Operating Expenses After Expense Reimbursement	0.91%	1.66%	0.71%

(a)
The deferred sales charge is imposed on Class C shares redeemed during the first year only.

(b)
RidgeWorth and Seix have contractually agreed to limit the total operating expenses (excluding, as applicable, taxes, brokerage commissions, substitute dividend expenses on securities sold short, interest expense, extraordinary expenses and acquired fund fees and expenses) of the Acquired Fund so that expenses do not exceed, on an annualized basis, 0.90%, 1.65% and 0.70% for Class A, Class C and Class I shares, respectively, until at least August 1, 2017.

(c)
“Other Expenses” are estimated based on the fees and expenses of Acquiring Fund assuming that the Reorganization is consummated.

(d)
Effective immediately after the Reorganization, the Adviser has contractually agreed to limit the total operating expenses (excluding front-end or contingent deferred loads, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation),

35

and acquired fund fees and expenses, if any) of the share classes of the Acquiring Fund so that those expenses do not exceed, on an annualized basis, for a two-year period from the date of the Reorganization, the lesser of: (1) the expense limits in place for the corresponding share classes of the Acquired Fund as of the date of the Reorganization; or (2) the gross operating expenses of the corresponding share classes of the Acquired Fund as of a date immediately prior to the Reorganization.
Examples of Fund Expenses
The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in the Acquired Fund and the Acquiring Fund (Pro Forma), assuming the Reorganization takes place, with the cost of investing in other funds. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The examples for the Acquiring Fund (Pro Forma) also assume that the expense limitations are in place for the contractual period. The following tables also assume that total annual operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.
	Share Status	One Year	Three Years	Five Years	Ten Years
Acquired Fund – Class A	Sold or Held	$341	$533	$757	$1,402
Acquired Fund – Class C	Sold	$269	$523	$907	$1,982
	Held	$169	$523	$907	$1,982
Acquired Fund – Class I	Sold or Held	$73	$227	$421	$981
	Share Status	One Year	Three Years	Five Years	Ten Years
Acquiring Fund (Pro Forma) – Class A	Sold or Held	$341	$553	$804	$1,522
Acquiring Fund (Pro Forma) – Class C	Sold	$269	$536	$941	$2,074
	Held	$169	$536	$941	$2,074
Acquiring Fund (Pro Forma) – Class I	Sold or Held	$73	$255	$481	$1,131
Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Funds’ performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 223% of the average value of its portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund.
Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks
Each Fund’s investment objective is to seek to maximize long-term total return through a combination of current income and capital appreciation, consistent with capital preservation.
Subsequent to the Reorganization, the Acquiring Fund, like the Acquired Fund, will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. government agency mortgage-backed securities, such as the Federal National Mortgage Association (“FNMA”), Government National Mortgage Association (“GNMA”) and collateralized mortgage obligations. As a result of its investment strategy, the Acquiring Fund’s portfolio turnover rate may be 100% or more.
Subsequent to the Reorganization, the Acquiring Fund expects to employ the same portfolio managers, who will continue to implement the same strategy as they pursued for the Acquired Fund by:
•
attempting to identify mortgage securities expected to perform well in rising and falling markets, such as those which have stable prepayments, call protection, below par prices, and refinancing barriers;

•
attempting to reduce the risk that the underlying mortgages are prepaid by focusing on securities believed to be less prone to this risk;

•
buying or selling, to a limited extent, derivative instruments (such as credit linked notes, futures, options, inverse floaters, swaps and warrants) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate and credit risks; and

36

•
utilizing exchange traded futures to manage interest rate exposure.

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:
•
Debt Securities — Credit Risk

•
Debt Securities — Interest Rate Risk

•
Derivatives

•
Illiquid and Restricted Securities

•
Loans

•
Market Volatility

•
Mortgage-Backed and Asset-Backed Securities

•
Portfolio Turnover Risk

•
Unrated Fixed Income Securities

•
U.S. Government Securities

See Exhibit C below for a detailed description of each of these risks.
Comparison of Portfolio Management
Both the Acquired Fund and the Acquiring Fund share the same portfolio managers. See Exhibit D for information about the portfolio managers.
37

Reorganization of RidgeWorth Seix Limited Duration Fund
into Virtus Seix Limited Duration Fund
Comparison of Current and Pro Forma Expenses
Shareholder Fees (fees paid directly from your investment)
Acquired Fund Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Acquiring Fund (Pro Forma) Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Acquired Fund Class I
Management Fees	0.10%
Distribution and Shareholder Servicing (12b-1) Fees	None
Other Expenses	0.35%
Total Annual Fund Operating Expenses	0.45%
Less: Expense Reimbursement	(0.10)%(a)
Total Annual Fund Operating Expenses After Expense Reimbursement	0.35%
Acquiring Fund (Pro Forma) Class I
Management Fees	0.10%
Distribution and Shareholder Servicing (12b-1) Fees	None
Other Expenses	0.36%(b)
Total Annual Fund Operating Expenses	0.46%
Less: Expense Reimbursement	(0.11)%(c)
Total Annual Fund Operating Expenses After Expense Reimbursement	0.35%

(a)
RidgeWorth and Seix have contractually agreed to limit the total operating expenses (excluding, as applicable, taxes, brokerage commissions, substitute dividend expenses on securities sold short, interest expense, extraordinary expenses and acquired fund fees and expenses) of the Acquired Fund so that expenses do not exceed, on an annualized basis, 0.35% for Class I shares until at least August 1, 2017.

(b)
“Other Expenses” are estimated based on the fees and expenses of Acquiring Fund assuming that the Reorganization is consummated.

(c)
Effective immediately after the Reorganization, the Adviser has contractually agreed to limit the total operating expenses (excluding front-end or contingent deferred loads, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), and acquired fund fees and expenses, if any) of the share classes of the Acquiring Fund so that those expenses do not exceed, on an annualized basis, for a two-year period from the date of the Reorganization, the lesser of: (1) the expense limits in place for the corresponding share classes of the Acquired Fund as of the date of the Reorganization; or (2) the gross operating expenses of the corresponding share classes of the Acquired Fund as of a date immediately prior to the Reorganization.

38

Examples of Fund Expenses
The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in the Acquired Fund and the Acquiring Fund (Pro Forma), assuming the Reorganization takes place, with the cost of investing in other funds. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The examples for the Acquiring Fund (Pro Forma) also assume that the expense limitations are in place for the contractual period. The following tables also assume that total annual operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.
	Share Status	One Year	Three Years	Five Years	Ten Years
Acquired Fund – Class I	Sold or Held	$36	$113	$220	$536
	Share Status	One Year	Three Years	Five Years	Ten Years
Acquiring Fund (Pro Forma) – Class I	Sold or Held	$36	$125	$235	$557
Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Funds’ performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 50% of the average value of its portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund.
Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks
Each Fund’s investment objective is to seek current income, while preserving liquidity and principal.
Subsequent to the Reorganization, the Acquiring Fund, like the Acquired Fund, will invest in U.S. dollar-denominated, investment grade fixed income securities, including corporate and bank obligations, government securities, and mortgage-and asset-backed securities of U.S. and non-U.S. issuers, rated A or better, or unrated securities believed to be of comparable quality. The Acquiring Fund will maintain an average credit quality of AA and all securities held in the Fund will have interest rate durations of 180 days or less. The Acquiring Fund may retain securities whose ratings fall below credit quality of A if the portfolio managers deem retention of the security to be in the Fund’s best interests. The Acquiring Fund’s investment in non-U.S. issuers may be at times be significant.
Subsequent to the Reorganization, the Acquiring Fund expects to employ the same portfolio managers, who will continue to implement the same strategy as they pursued for the Acquired Fund by:
•
identifying U.S. dollar-denominated, investment grade fixed income securities that offer high current income while preserving liquidity and principal;

•
emphasizing securities within targeted segment of the U.S. dollar-denominated fixed income securities markets and generally focusing on investments with good business prospects, credit strength, stable cash flows and effective management; and

•
buying or selling, to a limited extent, derivative instruments (such as credit linked notes, futures, options, inverse floaters, swaps and warrants) to use as a substitute for a purchase or sale of a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk and credit risk.

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:
•
Debt Securities — Credit Risk

•
Debt Securities — Interest Rate Risk

•
Derivatives

•
Foreign Investing

39

•
Illiquid and Restricted Securities

•
Loans

•
Market Volatility

•
Mortgage-Backed and Asset-Backed Securities

•
Short-Term Investments

•
Unrated Fixed Income Securities

•
U.S. Government Securities

See Exhibit C below for a detailed description of each of these risks.
Comparison of Portfolio Management
Both the Acquired Fund and the Acquiring Fund share the same portfolio managers. See Exhibit D for information about the portfolio managers.
40

Reorganization of RidgeWorth Seix Short-Term Bond Fund
into Virtus Seix Short-Term Bond Fund
Comparison of Current and Pro Forma Expenses
Shareholder Fees (fees paid directly from your investment)
	Acquired Fund Class A	Acquired Fund Class C	Acquired Fund Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	1.00%(a)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
	Acquiring Fund (Pro Forma) Class A	Acquiring Fund (Pro Forma) Class C	Acquiring Fund (Pro Forma) Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	1.00%(a)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Acquired Fund Class A	Acquired Fund Class C	Acquired Fund Class I
Management Fees	0.40%	0.40%	0.40%
Distribution and Shareholder Servicing (12b-1) Fees	0.20%	1.00%	None
Other Expenses	0.22%	0.18%	0.29%
Total Annual Fund Operating Expenses	0.82%	1.58%	0.69%
Less: Expense Reimbursement	(0.02)%(b)	(0.17)%(b)	(0.09)%(b)
Total Annual Fund Operating Expenses After Expense Reimbursement	0.80%	1.41%	0.60%
	Acquiring Fund (Pro Forma) Class A	Acquiring Fund (Pro Forma) Class C	Acquiring Fund (Pro Forma) Class I
Management Fees	0.40%	0.40%	0.40%
Distribution and Shareholder Servicing (12b-1) Fees	0.20%	1.00%	None
Other Expenses	0.33%(c)	0.28%(c)	0.41%(c)
Total Annual Fund Operating Expenses	0.93%	1.68%	0.81%
Less: Expense Reimbursement	(0.13)%(d)	(0.27)%(d)	(0.21)%(d)
Total Annual Fund Operating Expenses After Expense Reimbursement	0.80%	1.41%	0.60%

(a)
The deferred sales charge is imposed on Class C shares redeemed during the first year only.

(b)
RidgeWorth and Seix have contractually agreed to limit the total operating expenses (excluding, as applicable, taxes, brokerage commissions, substitute dividend expenses on securities sold short, interest expense, extraordinary expenses and acquired fund fees and expenses) of the Acquired Fund so that expenses do not exceed, on an annualized basis, 0.80%, 1.58% and 0.60% for Class A, Class C and Class I shares, respectively, until at least August 1, 2017.

(c)
“Other Expenses” are estimated based on the fees and expenses of Acquiring Fund assuming that the Reorganization is consummated.

(d)
Effective immediately after the Reorganization, the Adviser has contractually agreed to limit the total operating expenses (excluding front-end or contingent deferred loads, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), and acquired fund fees and expenses, if any) of the share classes of the Acquiring Fund so that those expenses do not

41

exceed, on an annualized basis, for a two-year period from the date of the Reorganization, the lesser of: (1) the expense limits in place for the corresponding share classes of the Acquired Fund as of the date of the Reorganization; or (2) the gross operating expenses of the corresponding share classes of the Acquired Fund as of a date immediately prior to the Reorganization.
Examples of Fund Expenses
The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in the Acquired Fund and the Acquiring Fund (Pro Forma), assuming the Reorganization takes place, with the cost of investing in other funds. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The examples for the Acquiring Fund (Pro Forma) also assume that the expense limitations are in place for the contractual period. The following tables also assume that total annual operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.
	Share Status	One Year	Three Years	Five Years	Ten Years
Acquired Fund – Class A	Sold or Held	$330	$499	$688	$1,232
Acquired Fund – Class C	Sold	$244	$446	$810	$1,833
	Held	$144	$446	$810	$1,833
Acquired Fund – Class I	Sold or Held	$61	$192	$356	$832
	Share Status	One Year	Three Years	Five Years	Ten Years
Acquiring Fund (Pro Forma) – Class A	Sold or Held	$330	$513	$726	$1,341
Acquiring Fund (Pro Forma) – Class C	Sold	$244	$475	$860	$1,941
	Held	$144	$475	$860	$1,941
Acquiring Fund (Pro Forma) – Class I	Sold or Held	$61	$215	$407	$962
Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Funds’ performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 87% of the average value of its portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund.
Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks
Each Fund’s investment objective to seek to maximize long-term total return through a combination of current income and capital appreciation, consistent with capital preservation.
Subsequent to the Reorganization, the Acquiring Fund, like the Acquired Fund, will normally invest 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of short- to medium-term investment grade U.S. Treasury, corporate debt, mortgage-backed and asset-backed securities. The Acquiring Fund expects to normally maintain an effective maturity of 3 years or less. The Acquiring Fund may retain securities whose ratings fall below investment grade if the portfolio managers deem retention of the security to be in the Fund’s best interests. The Acquiring Fund’s investment in non-U.S. issuers may be at times be significant. As a result of its investment strategy, the Acquiring Fund’s portfolio turnover rate may be 100% or more.
Subsequent to the Reorganization, the Acquiring Fund expects to employ the same portfolio managers, who will continue to implement the same strategy as they pursued for the Acquired Fund by:
•
identifying securities that are expected to offer a comparably better investment return for a given level of risk;

•
managing from a total return perspective;

•
making day-to-day investment decisions with a view towards maximizing returns;

•
analyzing, among other things, yields, market sectors and credit risk in an effort to identify attractive investments with attractive risk/reward trade-offs; and

42

•
buying or selling derivative instruments (such as swaps, including credit default swaps, futures and options) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:
•
Debt Securities — Credit Risk

•
Debt Securities — Interest Rate Risk

•
Derivatives

•
Foreign Investing

•
Illiquid and Restricted Securities

•
Market Volatility

•
Mortgage-Backed and Asset-Backed Securities

•
Portfolio Turnover Risk

•
Short-Term Investments

•
Unrated Fixed Income Securities

•
U.S. Government Securities

See Exhibit C below for a detailed description of each of these risks.
Comparison of Portfolio Management
Both the Acquired Fund and the Acquiring Fund share the same portfolio managers. See Exhibit D for information about the portfolio managers.
43

Reorganization of RidgeWorth Seix U.S. Government Securities Ultra-Short Bond Fund
into Virtus Seix U.S. Government Securities Ultra-Short Bond Fund
Comparison of Current and Pro Forma Expenses
Shareholder Fees (fees paid directly from your investment)
	Acquired Fund Class I	Acquired Fund Class IS
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Exchange Fee	None	None
	Acquiring Fund (Pro Forma) Class I	Acquiring Fund (Pro Forma) Class IS
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Exchange Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Acquired Fund Class I	Acquired Fund Class IS
Management Fees	0.19%	0.19%
Distribution and Shareholder Servicing (12b-1) Fees	None	None
Other Expenses	0.22%	0.07%
Total Annual Fund Operating Expenses	0.41%	0.26%
	Acquiring Fund (Pro Forma) Class I	Acquiring Fund (Pro Forma) Class IS
Management Fees	0.19%	0.19%
Distribution and Shareholder Servicing (12b-1) Fees	None	None
Other Expenses	0.38%(a)	0.20%(a)
Total Annual Fund Operating Expenses	0.57%	0.39%
Less: Expense Reimbursement	(0.16)%(b)	(0.13)%(b)
Total Annual Fund Operating Expenses After Expense Reimbursement	0.41%	0.26%

(a)
“Other Expenses” are estimated based on the fees and expenses of Acquiring Fund assuming that the Reorganization is consummated.

(b)
Effective immediately after the Reorganization, the Adviser has contractually agreed to limit the total operating expenses (excluding front-end or contingent deferred loads, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), and acquired fund fees and expenses, if any) of the share classes of the Acquiring Fund so that those expenses do not exceed, on an annualized basis, for a two-year period from the date of the Reorganization, the lesser of: (1) the expense limits in place for the corresponding share classes of the Acquired Fund as of the date of the Reorganization; or (2) the gross operating expenses of the corresponding share classes of the Acquired Fund as of a date immediately prior to the Reorganization.

Examples of Fund Expenses
The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in the Acquired Fund and the Acquiring Fund (Pro Forma), assuming the Reorganization takes place, with the cost of investing in other funds. The examples assume a
44

5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The examples for the Acquiring Fund (Pro Forma) also assume that the expense limitations are in place for the contractual period. The following tables also assume that total annual operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.
	Share Status	One Year	Three Years	Five Years	Ten Years
Acquired Fund – Class I	Sold or Held	$42	$132	$230	$518
Acquired Fund – Class IS	Sold or Held	$27	$84	$146	$331
	Share Status	One Year	Three Years	Five Years	Ten Years
Acquiring Fund (Pro Forma) – Class I	Sold or Held	$42	$150	$286	$682
Acquiring Fund (Pro Forma) – Class IS	Sold or Held	$27	$98	$192	$467
Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Funds’ performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 52% of the average value of its portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund.
Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks
Each Fund’s investment objective is to seek to maximize current income consistent with capital preservation.
Subsequent to the Reorganization, the Acquiring Fund, like the Acquired Fund, will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in short duration U.S. government securities. The Acquiring Fund may invest in securities including, but not limited to, U.S. Treasury securities, U.S. agency securities, U.S. agency mortgage-backed securities, repurchase agreements and other U.S. government securities. The Acquiring Fund expects to maintain an average effective duration between 3 months and 1 year. Individual purchases generally will be limited to securities with an effective duration of less than 5 years.
Subsequent to the Reorganization, the Acquiring Fund expects to employ the same portfolio managers, who will continue to implement the same strategy as they pursued for the Acquired Fund by:
•
attempting to maximize income by identifying securities offering an acceptable yield for a given maturity; and

•
utilizing U.S. Treasury securities futures as a vehicle to adjust duration and manage interest rate exposure.

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:
•
Debt Securities — Credit Risk

•
Debt Securities — Interest Rate Risk

•
Derivatives

•
Market Volatility

•
Mortgage-Backed and Asset-Backed Securities

•
Short-Term Investments

•
U.S. Government Securities

See Exhibit C below for a detailed description of each of these risks.
Comparison of Portfolio Management
Both the Acquired Fund and the Acquiring Fund share the same portfolio managers. See Exhibit D for information about the portfolio managers.
45

Reorganization of RidgeWorth Seix Ultra-Short Bond Fund
into Virtus Seix Ultra-Short Bond Fund
Comparison of Current and Pro Forma Expenses
Shareholder Fees (fees paid directly from your investment)
Acquired Fund Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Acquiring Fund (Pro Forma) Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Acquired Fund Class I
Management Fees	0.22%
Distribution and Shareholder Servicing (12b-1) Fees	None
Other Expenses	0.18%
Total Annual Fund Operating Expenses	0.40%
Acquiring Fund (Pro Forma) Class I
Management Fees	0.22%
Distribution and Shareholder Servicing (12b-1) Fees	None
Other Expenses	0.31%(a)
Total Annual Fund Operating Expenses	0.53%
Less: Expense Reimbursement	(0.13)%(b)
Total Annual Fund Operating Expenses After Expense Reimbursement	0.40%

(a)
“Other Expenses” are estimated based on the fees and expenses of Acquiring Fund assuming that the Reorganization is consummated.

(b)
Effective immediately after the Reorganization, the Adviser has contractually agreed to limit the total operating expenses (excluding front-end or contingent deferred loads, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), and acquired fund fees and expenses, if any) of the share classes of the Acquiring Fund so that those expenses do not exceed, on an annualized basis, for a two-year period from the date of the Reorganization, the lesser of: (1) the expense limits in place for the corresponding share classes of the Acquired Fund as of the date of the Reorganization; or (2) the gross operating expenses of the corresponding share classes of the Acquired Fund as of a date immediately prior to the Reorganization.

Examples of Fund Expenses
The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in the Acquired Fund and the Acquiring Fund (Pro Forma), assuming the Reorganization takes place, with the cost of investing in other funds. The examples assume a
46

5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The examples for the Acquiring Fund (Pro Forma) also assume that the expense limitations are in place for the contractual period. The following tables also assume that total annual operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.
	Share Status	One Year	Three Years	Five Years	Ten Years
Acquired Fund – Class I	Sold or Held	$41	$128	$224	$505
	Share Status	One Year	Three Years	Five Years	Ten Years
Acquiring Fund (Pro Forma) – Class I	Sold or Held	$41	$143	$270	$639
Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Funds’ performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 59% of the average value of its portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund.
Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks
Each Fund’s investment objective is to seek to maximize current income consistent with capital preservation.
Subsequent to the Reorganization, the Acquiring Fund, like the Acquired Fund, will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in short duration fixed income securities. The Acquiring Fund may invest in securities including, but not limited to, U.S. Treasury and agency securities, obligations of supranational entities and foreign governments, domestic and foreign-corporate debt obligations, taxable-municipal debt securities, mortgage-backed and asset-backed securities, and repurchase agreements. The Acquiring Fund’s investment in foreign issuers may at times be significant. The Acquiring Fund normally expects to maintain an average effective duration between 3 months and 1 year. Individual purchases generally will be limited to securities with an effective duration of less than 5 years. The Acquiring Fund may retain securities whose ratings fall below investment grade if the portfolio managers deem retention of the security to be in the Fund’s best interests.
Subsequent to the Reorganization, the Acquiring Fund expects to employ the same portfolio managers, who will continue to implement the same strategy as they pursued for the Acquired Fund by:
•
attempting to maximize income by identifying securities that offer an acceptable yield for a given level of credit risk and maturity;

•
attempting to identify short duration securities that offer comparably better return potential and yield than money market funds; and

•
buying or selling derivative instruments (such as swaps, including credit default swaps, futures and options) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as credit and interest rate risk.

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:
•
Debt Securities — Credit Risk

•
Debt Securities — Interest Rate Risk

•
Derivatives

•
Foreign Investing

•
Illiquid and Restricted Securities

•
Market Volatility

•
Mortgage-Backed and Asset-Backed Securities

47

•
Short-Term Investments

•
Unrated Fixed Income Securities

•
U.S. Government Securities

See Exhibit C below for a detailed description of each of these risks.
Comparison of Portfolio Management
Both the Acquired Fund and the Acquiring Fund share the same portfolio managers. See Exhibit D for information about the portfolio managers.
48

Reorganization of RidgeWorth Seix Floating Rate High Income Fund
into Virtus Seix Floating Rate High Income Fund
Comparison of Current and Pro Forma Expenses
Shareholder Fees (fees paid directly from your investment)
	Acquired Fund Class A	Acquired Fund Class C	Acquired Fund Class I	Acquired Fund Class IS
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	1.00%(a)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None
	Acquiring Fund (Pro Forma) Class A	Acquiring Fund (Pro Forma) Class C	Acquiring Fund (Pro Forma) Class I	Acquiring Fund (Pro Forma) Class IS
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	1.00%(a)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Acquired Fund Class A	Acquired Fund Class C	Acquired Fund Class I	Acquired Fund Class IS
Management Fees	0.41%	0.41%	0.41%	0.41%
Distribution and Shareholder Servicing (12b-1) Fees	0.30%	1.00%	None	None
Other Expenses	0.24%	0.12%	0.23%	0.12%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.96%	1.54%	0.65%	0.54%
	Acquiring Fund (Pro Forma) Class A	Acquiring Fund (Pro Forma) Class C	Acquiring Fund (Pro Forma) Class I	Acquiring Fund (Pro Forma) Class IS
Management Fees	0.41%	0.41%	0.41%	0.41%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.38%(b)	0.24%(b)	0.39%(b)	0.24%(b)
Acquiring Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.05%	1.66%	0.81%	0.66%
Less: Expense Reimbursement	(0.09)%(c)	(0.12)%(c)	(0.16)%(c)	(0.12)%(c)
Total Annual Fund Operating Expenses After Expense Reimbursement	0.96%	1.54%	0.65%	0.54%

(a)
The deferred sales charge is imposed on Class C shares redeemed during the first year only.

(b)
“Other Expenses” are estimated based on the fees and expenses of Acquiring Fund assuming that the Reorganization is consummated.

(c)
Effective immediately after the Reorganization, the Adviser has contractually agreed to limit the total operating expenses (excluding front-end or contingent deferred loads, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), and acquired fund fees and expenses, if any) of the share classes of the Acquiring Fund so that those expenses do not exceed, on an annualized basis, for a two-year period from the date of the Reorganization, the lesser of: (1) the expense limits in place for the corresponding share classes of the Acquired Fund as of the date of the Reorganization; or (2) the gross operating expenses of the corresponding share classes of the Acquired Fund as of a date immediately prior to the Reorganization.

49

Examples of Fund Expenses
The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in the Acquired Fund and the Acquiring Fund (Pro Forma), assuming the Reorganization takes place, with the cost of investing in other funds. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The examples for the Acquiring Fund (Pro Forma) also assume that the expense limitations are in place for the contractual period. The following tables also assume that total annual operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.
	Share Status	One Year	Three Years	Five Years	Ten Years
Acquired Fund – Class A	Sold or Held	$345	$548	$768	$1,399
Acquired Fund – Class C	Sold	$257	$486	$839	$1,835
	Held	$157	$486	$839	$1,835
Acquired Fund – Class I	Sold or Held	$66	$208	$362	$810
Acquired Fund – Class IS	Sold or Held	$55	$173	$302	$677
	Share Status	One Year	Three Years	Five Years	Ten Years
Acquiring Fund (Pro Forma) – Class A	Sold or Held	$345	$559	$801	$1,494
Acquiring Fund (Pro Forma) – Class C	Sold	$257	$500	$882	$1,954
	Held	$157	$500	$882	$1,954
Acquiring Fund (Pro Forma) – Class I	Sold or Held	$66	$226	$417	$971
Acquiring Fund (Pro Forma) – Class IS	Sold or Held	$55	$188	$347	$809
Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Funds’ performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 33% of the average value of its portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund.
Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks
Each Fund’s investment objective is to attempt to provide a high level of current income.
Subsequent to the Reorganization, the Acquiring Fund, like the Acquired Fund, will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in a combination of first- and second-lien senior floating rate loans and other floating rate debt securities. These loans are loans made by banks and other large financial institutions to various companies and are senior in the borrowing companies’ capital structure. Coupon rates are generally floating, not fixed, and are tied to a benchmark lending rate like the London Interbank Offered Rate (“LIBOR”) or set at a specified floor, whichever is higher. The Acquiring Fund may count the value of certain derivatives with floating rate debt or high yield bond characteristics towards its 80% investment policy. The Acquiring Fund invests all or substantially all of its assets in floating rate loans and debt securities that are rated below investment grade by Merrill Composite Rating or in comparable unrated securities. The Acquiring Fund may also invest up to 20% of its net assets in any combination of junior debt securities or securities with a lien on collateral lower than a senior claim on collateral, high yield fixed-rate bonds, investment grade fixed income debt obligations, asset-backed securities (such as special purpose trusts investing in bank loans), money market securities and repurchase agreements. The Acquiring Fund may invest no more than 25% of its total assets in revolving senior loans. The Acquiring Fund may also invest up to 20% of its total assets in senior loans made to non-U.S. borrowers, provided that no more than 5% of the portfolio’s loans are non-U.S. dollar denominated.
Subsequent to the Reorganization, the Acquiring Fund expects to employ the same portfolio managers, who will continue to implement the same strategy as they pursued for the Acquired Fund by:
•
emphasizing loans and securities rated below investment grade, within the segment of the targeted high yield market, or unrated loans or securities that the portfolio managers believe are of comparable quality;

•
engaging in certain hedging transactions; and

50

•
buying or selling derivative instruments (such as swaps, including credit default swaps, futures, credit linked notes, options and warrants) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or credit risks.

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:
•
Debt Securities — Credit Risk

•
Debt Securities — Interest Rate Risk

•
Derivatives

•
Foreign Investing

•
High-Yield/High-Risk Fixed Income Securities (Junk Bonds)

•
Illiquid and Restricted Securities

•
Loans

•
Market Volatility

•
Unrated Fixed Income Securities

•
U.S. Government Securities

See Exhibit C below for a detailed description of each of these risks.
Comparison of Portfolio Management
Both the Acquired Fund and the Acquiring Fund share the same portfolio managers. See Exhibit D for information about the portfolio managers.
51

Reorganization of RidgeWorth Seix High Income Fund
into Virtus Seix High Income Fund
Comparison of Current and Pro Forma Expenses
Shareholder Fees (fees paid directly from your investment)
	Acquired Fund Class A	Acquired Fund Class R	Acquired Fund Class I	Acquired Fund Class IS
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None
	Acquiring Fund (Pro Forma) Class A	Acquiring Fund (Pro Forma) Class R	Acquiring Fund (Pro Forma) Class I	Acquiring Fund (Pro Forma) Class IS
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Acquired Fund Class A	Acquired Fund Class R	Acquired Fund Class I	Acquired Fund Class IS
Management Fees	0.55%	0.55%	0.55%	0.55%
Distribution and Shareholder Servicing (12b-1) Fees	0.30%	0.50%	None	None
Other Expenses	0.20%	0.19%	0.26%	0.10%
Total Annual Fund Operating Expenses	1.05%	1.24%	0.81%	0.65%
Less: Expense Reimbursement	0.00%(a)	0.00%(a)	(0.01)%(a)	0.00%(a)
Total Annual Fund Operating Expenses After Expense Reimbursement	1.05%	1.24%	0.80%	0.65%
	Acquiring Fund (Pro Forma) Class A	Acquiring Fund (Pro Forma) Class R	Acquiring Fund (Pro Forma) Class I	Acquiring Fund (Pro Forma) Class IS
Management Fees	0.55%	0.55%	0.55%	0.55%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	0.50%	None	None
Other Expenses	0.35%(b)	0.29%(b)	0.39%(b)	0.22%(b)
Total Annual Fund Operating Expenses	1.15%	1.34%	0.94%	0.77%
Less: Expense Reimbursement	(0.10)%(c)	(0.10)%(c)	(0.14)%(c)	(0.12)%(c)
Total Annual Fund Operating Expenses After Expense Reimbursement	1.05%	1.24%	0.80%	0.65%

(a)
RidgeWorth and Seix have contractually agreed to limit the total operating expenses (excluding, as applicable, taxes, brokerage commissions, substitute dividend expenses on securities sold short, interest expense, extraordinary expenses and acquired fund fees and expenses) of the Acquired Fund so that expenses do not exceed, on an annualized basis, 1.10%, 1.50%, 0.85% and 0.70% for Class A, Class R, Class I and Class IS shares, respectively, until at least August 1, 2017.

(b)
“Other Expenses” are estimated based on the fees and expenses of Acquiring Fund assuming that the Reorganization is consummated.

(c)
Effective immediately after the Reorganization, the Adviser has contractually agreed to limit the total operating expenses (excluding front-end or contingent deferred loads, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), and acquired fund fees and expenses, if any) of the share classes of the Acquiring Fund so that those expenses do not

52

exceed, on an annualized basis, for a two-year period from the date of the Reorganization, the lesser of: (1) the expense limits in place for the corresponding share classes of the Acquired Fund as of the date of the Reorganization; or (2) the gross operating expenses of the corresponding share classes of the Acquired Fund as of a date immediately prior to the Reorganization.
Examples of Fund Expenses
The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in the Acquired Fund and the Acquiring Fund (Pro Forma), assuming the Reorganization takes place, with the cost of investing in other funds. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The examples for the Acquiring Fund (Pro Forma) also assume that the expense limitations are in place for the contractual period. The following tables also assume that total annual operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.
	Share Status	One Year	Three Years	Five Years	Ten Years
Acquired Fund – Class A	Sold or Held	$577	$793	$1,027	$1,697
Acquired Fund – Class R	Sold or Held	$126	$393	$681	$1,500
Acquired Fund – Class I	Sold or Held	$82	$255	$447	$999
Acquired Fund – Class IS	Sold or Held	$66	$208	$362	$810
	Share Status	One Year	Three Years	Five Years	Ten Years
Acquiring Fund (Pro Forma) – Class A	Sold or Held	$577	$804	$1,059	$1,789
Acquiring Fund (Pro Forma) – Class R	Sold or Held	$126	$404	$714	$1,595
Acquiring Fund (Pro Forma) – Class I	Sold or Held	$82	$271	$492	$1,128
Acquiring Fund (Pro Forma) – Class IS	Sold or Held	$66	$221	$404	$931
Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Funds’ performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 77% of the average value of its portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund.
Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks
Each Fund’s investment objective is to seek high current income and, secondarily, total return (comprised of capital appreciation and income).
Subsequent to the Reorganization, the Acquiring Fund, like the Acquired Fund, will invest at least 65%, and may invest up to 100%, of its net assets in securities rated below investment grade by the Merrill Composite Rating or in unrated securities that are believed to be of comparable quality, commonly known as “junk bonds.” The Acquiring Fund may count the value of certain derivatives with below investment grade fixed income characteristics towards its 65% investment policy. The Acquiring Fund invests primarily in a diversified portfolio of higher yielding, lower-rated income-producing debt instruments, including corporate obligations, floating rate loans and other debt obligations. The Acquiring Fund may invest in debt obligations of U.S. and non-U.S. issuers, including emerging market corporate debt. The Acquiring Fund’s investment in non-U.S. issuers may at times be significant. As a result of its investment strategy, the Acquiring Fund’s portfolio turnover rate may be 100% or more.
Subsequent to the Reorganization, the Acquiring Fund expects to employ the same portfolio managers, who will continue to implement the same strategy as they pursued for the Acquired Fund by:
•
employing a research driven process designed to identify value areas within the high yield market;

•
identifying securities that are generally meet the following criteria: (i) industries that have sound fundamentals; (ii) companies that have good business prospects and increasing credit strength; and (iii) issuers with stable or growing cash flows and effective management; and

53

•
buying or selling derivative instruments (such as foreign currency forward contracts, swaps, including credit default swaps, futures, credit linked notes, options, inverse floaters and warrants) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or credit risks.

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:
•
Debt Securities — Credit Risk

•
Debt Securities — Interest Rate Risk

•
Derivatives

•
Foreign Investing

•
Foreign Investing — Emerging Market Investing Risk

•
High-Yield/High-Risk Fixed Income Securities (Junk Bonds)

•
Illiquid and Restricted Securities

•
Loans

•
Market Volatility

•
Portfolio Turnover Risk

•
Unrated Fixed Income Securities

•
U.S. Government Securities

See Exhibit C below for a detailed description of each of these risks.
Comparison of Portfolio Management
Both the Acquired Fund and the Acquiring Fund share the same portfolio managers. See Exhibit D for information about the portfolio managers.
54

Reorganization of RidgeWorth Seix High Yield Fund
into Virtus Seix High Yield Fund
Comparison of Current and Pro Forma Expenses
Shareholder Fees (fees paid directly from your investment)
	Acquired Fund Class A	Acquired Fund Class R	Acquired Fund Class I	Acquired Fund Class IS
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None
	Acquiring Fund (Pro Forma) Class A	Acquiring Fund (Pro Forma) Class R	Acquiring Fund (Pro Forma) Class I	Acquiring Fund (Pro Forma) Class IS
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Acquired Fund Class A	Acquired Fund Class R	Acquired Fund Class I	Acquired Fund Class IS
Management Fees	0.45%	0.45%	0.45%	0.45%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	0.50%	None	None
Other Expenses	0.12%	0.10%	0.19%	0.09%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.83%	1.06%	0.65%	0.55%
	Acquiring Fund (Pro Forma) Class A	Acquiring Fund (Pro Forma) Class R	Acquiring Fund (Pro Forma) Class I	Acquiring Fund (Pro Forma) Class IS
Management Fees	0.45%	0.45%	0.45%	0.45%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	0.50%	None	None
Other Expenses	0.31%(a)	0.22%(a)	0.31%(a)	0.21%(a)
Acquiring Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.02%	1.18%	0.77%	0.67%
Less: Expense Reimbursement	(0.19)%(b)	(0.12)%(b)	(0.12)%(b)	(0.12)%(b)
Total Annual Fund Operating Expenses After Expense Reimbursement	0.83%	1.06%	0.65%	0.55%

(a)
“Other Expenses” are estimated based on the fees and expenses of Acquiring Fund assuming that the Reorganization is consummated.

(b)
Effective immediately after the Reorganization, the Adviser has contractually agreed to limit the total operating expenses (excluding front-end or contingent deferred loads, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), and acquired fund fees and expenses, if any) of the share classes of the Acquiring Fund so that those expenses do not exceed, on an annualized basis, for a two-year period from the date of the Reorganization, the lesser of: (1) the expense limits in place for the corresponding share classes of the Acquired Fund as of the date of the Reorganization; or (2) the gross operating expenses of the corresponding share classes of the Acquired Fund as of a date immediately prior to the Reorganization.

55

Examples of Fund Expenses
The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in the Acquired Fund and the Acquiring Fund (Pro Forma), assuming the Reorganization takes place, with the cost of investing in other funds. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The examples for the Acquiring Fund (Pro Forma) also assume that the expense limitations are in place for the contractual period. The following tables also assume that total annual operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.
	Share Status	One Year	Three Years	Five Years	Ten Years
Acquired Fund – Class A	Sold or Held	$556	$727	$914	$1,452
Acquired Fund – Class R	Sold or Held	$108	$337	$585	$1,294
Acquired Fund – Class I	Sold or Held	$66	$208	$362	$810
Acquired Fund – Class IS	Sold or Held	$56	$176	$307	$689
	Share Status	One Year	Three Years	Five Years	Ten Years
Acquiring Fund (Pro Forma) – Class A	Sold or Held	$556	$747	$975	$1,630
Acquiring Fund (Pro Forma) – Class R	Sold or Held	$108	$350	$625	$1,410
Acquiring Fund (Pro Forma) – Class I	Sold or Held	$66	$221	$404	$931
Acquiring Fund (Pro Forma) – Class IS	Sold or Held	$56	$190	$349	$811
Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Funds’ performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 76% of the average value of its portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund.
Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks
Each Fund’s investment objective is to seek high income and, secondarily, capital appreciation.
Subsequent to the Reorganization, the Acquiring Fund, like the Acquired Fund, will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in high yield securities. These securities will be chosen from a broad universe of available U.S. dollar denominated, high yield securities rated below investment grade by either the Merrill Composite Rating or unrated securities believed to be of comparable quality, commonly known as “junk bonds.” The Acquiring Fund may count the value of certain derivatives with below investment grade fixed income characteristics towards its 80% investment policy. The Acquiring Fund normally invests in various types of lower-rated, higher yielding debt instruments, including corporate obligations, floating rate loans and other debt obligations. The Acquiring Fund may invest in debt obligations of U.S. and non-U.S. issuers, including emerging market debt. The Acquiring Fund’s investment in non-U.S. issuers may at times be significant. The Acquiring Fund may invest up to 20% of its net assets in investment grade securities. The Acquiring Fund will be managed with a duration that is close to its comparative benchmark, the Merrill Lynch U.S. High Yield BB/B Rated Constrained Index, which is generally between 3 and 6 years.
Subsequent to the Reorganization, the Acquiring Fund expects to employ the same portfolio managers, who will continue to implement the same strategy as they pursued for the Acquired Fund by:
•
employing a research driven process designed to identify value areas within the high yield market;

•
attempting to identify lower-rated, higher yielding bonds offering above-average return;

•
emphasizing securities which are within the segment of the high yield market targeted for emphasis, which are “BB” and “B” rated issues;

•
seeking to identify securities that generally meet the following criteria: (i) industries that have sound fundamentals, (ii) companies that have good business prospects and increasing credit strength and (iii) issuers with stable or growing cash flows and effective management; and

56

•
buying or selling derivative instruments (such as swaps, including credit default swaps, futures and warrants) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or credit risks.

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:
•
Debt Securities — Credit Risk

•
Debt Securities — Interest Rate Risk

•
Derivatives

•
Foreign Investing

•
Foreign Investing — Emerging Market Investing Risk

•
High-Yield/High-Risk Fixed Income Securities (Junk Bonds)

•
Illiquid and Restricted Securities

•
Loans

•
Market Volatility

•
Unrated Fixed Income Securities

See Exhibit C below for a detailed description of each of these risks.
Comparison of Portfolio Management
Both the Acquired Fund and the Acquiring Fund share the same portfolio managers. See Exhibit D for information about the portfolio managers.
57

Reorganization of RidgeWorth Seix Georgia Tax-Exempt Bond Fund
into Virtus Seix Georgia Tax-Exempt Bond Fund
Comparison of Current and Pro Forma Expenses
Shareholder Fees (fees paid directly from your investment)
	Acquired Fund Class A	Acquired Fund Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Exchange Fee	None	None
	Acquiring Fund (Pro Forma) Class A	Acquiring Fund (Pro Forma) Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Exchange Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Acquired Fund Class A	Acquired Fund Class I
Management Fees	0.50%	0.50%
Distribution and Shareholder Servicing (12b-1) Fees	0.15%	None
Other Expenses	0.11%	0.20%
Total Annual Fund Operating Expenses	0.76%	0.70%
Less: Expense Reimbursement	0.00%(a)	(0.05)%(a)
Total Annual Fund Operating Expenses After Expense Reimbursement	0.76%	0.65%
	Acquiring Fund (Pro Forma) Class A	Acquiring Fund (Pro Forma) Class I
Management Fees	0.50%	0.50%
Distribution and Shareholder Servicing (12b-1) Fees	0.15%	None
Other Expenses	0.23%(b)	0.32%(b)
Total Annual Fund Operating Expenses	0.88%	0.82%
Less: Expense Reimbursement	(0.12)%(c)	(0.17)%(c)
Total Annual Fund Operating Expenses After Expense Reimbursement	0.76%	0.65%

(a)
RidgeWorth and Seix have contractually agreed to limit the total operating expenses (excluding, as applicable, taxes, brokerage commissions, substitute dividend expenses on securities sold short, interest expense, extraordinary expenses and acquired fund fees and expenses) of the Acquired Fund so that expenses do not exceed, on an annualized basis, 0.80% and 0.65% for Class A and Class I shares, respectively, until at least August 1, 2017.

(b)
“Other Expenses” are estimated based on the fees and expenses of Acquiring Fund assuming that the Reorganization is consummated.

(c)
Effective immediately after the Reorganization, the Adviser has contractually agreed to limit the total operating expenses (excluding front-end or contingent deferred loads, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), and acquired fund fees and expenses, if any) of the share classes of the Acquiring Fund so that those expenses do not exceed, on an annualized basis, for a two-year period from the date of the Reorganization, the lesser of: (1) the expense limits in place for the corresponding share classes of the Acquired Fund as of the date of the Reorganization; or (2) the gross operating expenses of the corresponding share classes of the Acquired Fund as of a date immediately prior to the Reorganization.

58

Examples of Fund Expenses
The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in the Acquired Fund and the Acquiring Fund (Pro Forma), assuming the Reorganization takes place, with the cost of investing in other funds. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The examples for the Acquiring Fund (Pro Forma) also assume that the expense limitations are in place for the contractual period. The following tables also assume that total annual operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.
	Share Status	One Year	Three Years	Five Years	Ten Years
Acquired Fund – Class A	Sold or Held	$549	$706	$877	$1,372
Acquired Fund – Class I	Sold or Held	$66	$208	$374	$856
	Share Status	One Year	Three Years	Five Years	Ten Years
Acquiring Fund (Pro Forma) – Class A	Sold or Held	$549	$719	$916	$1,486
Acquiring Fund (Pro Forma) – Class I	Sold or Held	$66	$227	$421	$981
Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Funds’ performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 41% of the average value of its portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund.
Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks
Each Fund’s investment objective is to seek current income exempt from federal and state income taxes for Georgia residents consistent with capital preservation.
Subsequent to the Reorganization, the Acquiring Fund, like the Acquired Fund, will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities with income exempt from U.S. federal and Georgia state income taxes. Issuers of these securities can be located in Georgia, Puerto Rico and other U.S. territories and possessions. The Acquiring Fund invests in securities rated investment grade or believed to be of comparable quality. The Acquiring Fund may retain securities if the rating of the security falls below investment grade and the portfolio manager deems retention of the security to be in the Fund’s best interests. The Acquiring Fund may invest up to 20% of its assets in securities subject to the U.S. federal alternative minimum tax. The Acquiring Fund may also invest a portion of it net assets in certain taxable debt securities. The Acquiring Fund has no limits on its average-weighted maturity or on the remaining maturities of individual securities.
Subsequent to the Reorganization, the Acquiring Fund expects to employ the same portfolio manager, who will continue to implement the same strategy as he pursued for the Acquired Fund by:
•
managing risk as much as possible;

•
attempting to invest more of the Fund’s assets in undervalued market sectors and less in overvalued sectors taking into consideration maturity, sector, credit, state and supply demand levels;

•
trying to diversify the Fund’s holdings within the State of Georgia; and

•
attempting to identify and invest in municipal issuers with improving credit and avoiding those with deteriorating credit.

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:
•
Debt Securities — Credit Risk

•
Debt Securities — Interest Rate Risk

•
Geographic Concentration Risk

59

•
Market Volatility

•
Municipal Bond Market

•
Tax-Exempt Securities

•
Tax Liability

•
Unrated Fixed Income Securities

See Exhibit C below for a detailed description of each of these risks.
Comparison of Portfolio Management
Both the Acquired Fund and the Acquiring Fund share the same portfolio manager. See Exhibit D for information about the portfolio manager.
60

Reorganization of RidgeWorth Seix High Grade Municipal Bond Fund
into Virtus Seix High Grade Municipal Bond Fund
Comparison of Current and Pro Forma Expenses
Shareholder Fees (fees paid directly from your investment)
	Acquired Fund Class A	Acquired Fund Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Exchange Fee	None	None
	Acquiring Fund (Pro Forma) Class A	Acquiring Fund (Pro Forma) Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Exchange Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Acquired Fund Class A	Acquired Fund Class I
Management Fees	0.50%	0.50%
Distribution and Shareholder Servicing (12b-1) Fees	0.15%	None
Other Expenses	0.15%	0.20%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.82%	0.72%
Less: Expense Reimbursement	0.00%(a)	(0.05)%(a)
Total Annual Fund Operating Expenses After Expense Reimbursement	0.82%	0.67%
	Acquiring Fund (Pro Forma) Class A	Acquiring Fund (Pro Forma) Class I
Management Fees	0.50%	0.50%
Distribution and Shareholder Servicing (12b-1) Fees	0.15%	None
Other Expenses	0.27%(b)	0.30%(b)
Acquiring Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.94%	0.82%
Less: Expense Reimbursement	(0.12)%(c)	(0.15)%(c)
Total Annual Fund Operating Expenses After Expense Reimbursement	0.82%	0.67%

(a)
RidgeWorth and Seix have contractually agreed to limit the total operating expenses (excluding, as applicable, taxes, brokerage commissions, substitute dividend expenses on securities sold short, interest expense, extraordinary expenses and acquired fund fees and expenses) of the Acquired Fund so that expenses do not exceed, on an annualized basis, 0.80% and 0.65% for Class A and Class I shares, respectively, until at least August 1, 2017.

(b)
“Other Expenses” are estimated based on the fees and expenses of Acquiring Fund assuming that the Reorganization is consummated.

(c)
Effective immediately after the Reorganization, the Adviser has contractually agreed to limit the total operating expenses (excluding front-end or contingent deferred loads, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), and acquired fund fees and expenses, if any) of the share classes of the Acquiring Fund so that those expenses do not exceed, on an annualized basis, for a two-year period from the date of the Reorganization, the lesser of: (1) the expense limits in place for the corresponding share classes of the Acquired Fund as of the date of the Reorganization; or (2) the gross operating expenses of the corresponding share classes of the Acquired Fund as of a date immediately prior to the Reorganization.

61

Examples of Fund Expenses
The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in the Acquired Fund and the Acquiring Fund (Pro Forma), assuming the Reorganization takes place, with the cost of investing in other funds. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The examples for the Acquiring Fund (Pro Forma) also assume that the expense limitations are in place for the contractual period. The following tables also assume that total annual operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.
	Share Status	One Year	Three Years	Five Years	Ten Years
Acquired Fund – Class A	Sold or Held	$555	$724	$908	$1,440
Acquired Fund – Class I	Sold or Held	$68	$214	$385	$880
	Share Status	One Year	Three Years	Five Years	Ten Years
Acquiring Fund (Pro Forma) – Class A	Sold or Held	$555	$737	$947	$1,553
Acquiring Fund (Pro Forma) – Class I	Sold or Held	$68	$231	$425	$985
Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Funds’ performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 171% of the average value of its portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund.
Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks
Each Fund’s investment objective is to seek to maximize total return through (i) current income that is exempt from federal income taxes and (ii) capital appreciation consistent with capital preservation.
Subsequent to the Reorganization, the Acquiring Fund, like the Acquired Fund, will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade municipal securities, including securities subject to the U.S. federal alternative minimum tax, with income exempt from regular U.S. federal income tax. The Acquiring Fund may invest its remaining assets in cash, cash equivalents and certain taxable debt securities. The Acquiring Fund may retain securities if the rating of the security falls below investment grade and the portfolio manager deems retention of the security to be in the Fund’s best interests. As a result of its investment strategy, the Acquiring Fund’s portfolio turnover rate may be 100% or more.
Subsequent to the Reorganization, the Acquiring Fund expects to employ the same portfolio manager, who will continue to implement the same strategy as he pursued for the Acquired Fund by:
•
managing risk as much as possible;

•
attempting to invest more of the Fund’s assets in undervalued municipal securities and less in overvalued municipal securities taking into consideration maturity, sector, credit, state and supply demand levels; and

•
attempting to identify and invest in municipal issuers with improving credit and avoiding those with deteriorating credit.

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:
•
Debt Securities — Credit Risk

•
Debt Securities — Interest Rate Risk

•
Market Volatility

•
Municipal Bond Market

62

•
Portfolio Turnover Risk

•
Tax-Exempt Securities

•
Tax Liability

•
Unrated Fixed Income Securities

See Exhibit C below for a detailed description of each of these risks.
Comparison of Portfolio Management
Both the Acquired Fund and the Acquiring Fund share the same portfolio manager. See Exhibit D for information about the portfolio manager.
63

Reorganization of RidgeWorth Seix Investment Grade Tax-Exempt Bond Fund
into Virtus Seix Investment Grade Tax-Exempt Bond Fund
Comparison of Current and Pro Forma Expenses
Shareholder Fees (fees paid directly from your investment)
	Acquired Fund Class A	Acquired Fund Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Exchange Fee	None	None
	Acquiring Fund (Pro Forma) Class A	Acquiring Fund (Pro Forma) Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Exchange Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Acquired Fund Class A	Acquired Fund Class I
Management Fees	0.49%	0.49%
Distribution and Shareholder Servicing (12b-1) Fees	0.30%	None
Other Expenses	0.13%	0.20%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.93%	0.70%
Less: Expense Reimbursement	(0.12)%(a)	(0.04)%(a)
Total Annual Fund Operating Expenses After Expense Reimbursement	0.81%	0.66%
	Acquiring Fund (Pro Forma) Class A	Acquiring Fund (Pro Forma) Class I
Management Fees	0.49%	0.49%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	None
Other Expenses	0.26%(b)	0.34%(b)
Acquiring Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.01%	0.84%
Less: Expense Reimbursement	(0.20)%(c)	(0.18)%(c)
Total Annual Fund Operating Expenses After Expense Reimbursement	0.81%	0.66%

(a)
RidgeWorth and Seix have contractually agreed to limit the total operating expenses (excluding, as applicable, taxes, brokerage commissions, substitute dividend expenses on securities sold short, interest expense, extraordinary expenses and acquired fund fees and expenses) of the Acquired Fund so that expenses do not exceed, on an annualized basis, 0.80% and 0.65% for Class A and Class I shares, respectively, until at least August 1, 2017.

(b)
“Other Expenses” are estimated based on the fees and expenses of Acquiring Fund assuming that the Reorganization is consummated.

(c)
Effective immediately after the Reorganization, the Adviser has contractually agreed to limit the total operating expenses (excluding front-end or contingent deferred loads, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), and acquired fund fees and expenses, if any) of the share classes of the Acquiring Fund so that those expenses do not exceed, on an annualized basis, for a two-year period from the date of the Reorganization, the lesser of: (1) the expense limits in place for the corresponding share classes of the Acquired Fund as of the date of the Reorganization; or (2) the gross operating expenses of the corresponding share classes of the Acquired Fund as of a date immediately prior to the Reorganization.

64

Examples of Fund Expenses
The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in the Acquired Fund and the Acquiring Fund (Pro Forma), assuming the Reorganization takes place, with the cost of investing in other funds. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The examples for the Acquiring Fund (Pro Forma) also assume that the expense limitations are in place for the contractual period. The following tables also assume that total annual operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.
	Share Status	One Year	Three Years	Five Years	Ten Years
Acquired Fund – Class A	Sold or Held	$554	$721	$930	$1,530
Acquired Fund – Class I	Sold or Held	$67	$211	$377	$859
	Share Status	One Year	Three Years	Five Years	Ten Years
Acquiring Fund (Pro Forma) – Class A	Sold or Held	$554	$742	$968	$1,617
Acquiring Fund (Pro Forma) – Class I	Sold or Held	$67	$231	$430	$1,003
Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Funds’ performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 139% of the average value of its portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund.
Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks
Each Fund’s investment objective is to seek to maximize high total return through (i) current income that is exempt from federal income taxes and (ii) capital appreciation consistent with capital preservation.
Subsequent to the Reorganization, the Acquiring Fund, like the Acquired Fund, will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade tax-exempt obligations, such as municipal securities. The issuers of these securities may be located in any U.S. state, territory or possession. The Acquiring Fund may invest up to 20% of its assets in securities subject to the U.S. federal alternative minimum tax. The Acquiring Fund may also invest a portion of its net assets in certain taxable debt securities. As a result of its investment strategy, the Acquiring Fund’s portfolio turnover rate may be 100% or more. The Acquiring Fund may retain securities if the rating of the security falls below investment grade and the portfolio manager deems retention of the security to be in the Fund’s best interests. It is anticipated that the Acquiring Fund’s average-weighted maturity will range from 4 to 10 years but there is no limit on the maturities of individual securities.
Subsequent to the Reorganization, the Acquiring Fund expects to employ the same portfolio manager, who will continue to implement the same strategy as he pursued for the Acquired Fund by:
•
managing risk as much as possible;

•
attempting to invest more of the Fund’s assets in undervalued municipal securities and less in overvalued municipal securities taking into consideration maturity, sector, credit, state and supply demand levels; and

•
attempting to identify and invest in municipal issuers with improving credit and avoiding those with deteriorating credit, while focusing on securities rated investment grade, or unrated securities that the portfolio manager believes are of comparable quality.

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:
•
Debt Securities — Credit Risk

•
Debt Securities — Interest Rate Risk

•
Market Volatility

65

•
Municipal Bond Market

•
Portfolio Turnover Risk

•
Tax-Exempt Securities

•
Tax Liability

•
Unrated Fixed Income Securities

See Exhibit C below for a detailed description of each of these risks.
Comparison of Portfolio Management
Both the Acquired Fund and the Acquiring Fund share the same portfolio manager. See Exhibit D for information about the portfolio manager.
66

Reorganization of RidgeWorth Seix North Carolina Tax-Exempt Bond Fund
into Virtus Seix North Carolina Tax-Exempt Bond Fund
Comparison of Current and Pro Forma Expenses
Shareholder Fees (fees paid directly from your investment)
	Acquired Fund Class A	Acquired Fund Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Exchange Fee	None	None
	Acquiring Fund (Pro Forma) Class A	Acquiring Fund (Pro Forma) Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Exchange Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Acquired Fund Class A	Acquired Fund Class I
Management Fees	0.50%	0.50%
Distribution and Shareholder Servicing (12b-1) Fees	0.15%	None
Other Expenses	0.19%	0.24%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.85%	0.75%
Less: Expense Reimbursement	(0.04)%(a)	(0.09)%(a)
Total Annual Fund Operating Expenses After Expense Reimbursement	0.81%	0.66%
	Acquiring Fund (Pro Forma) Class A	Acquiring Fund (Pro Forma) Class I
Management Fees	0.50%	0.50%
Distribution and Shareholder Servicing (12b-1) Fees	0.15%	None
Other Expenses	0.26%(b)	0.34%(b)
Acquiring Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.92%	0.85%
Less: Expense Reimbursement	(0.11)%(c)	(0.19)%(c)
Total Annual Fund Operating Expenses After Expense Reimbursement	0.81%	0.66%

(a)
RidgeWorth and Seix have contractually agreed to limit the total operating expenses (excluding, as applicable, taxes, brokerage commissions, substitute dividend expenses on securities sold short, interest expense, extraordinary expenses and acquired fund fees and expenses) of the Acquired Fund so that expenses do not exceed, on an annualized basis, 0.80% and 0.65% for Class A and Class I shares, respectively, until at least August 1, 2017.

(b)
“Other Expenses” are estimated based on the fees and expenses of Acquiring Fund assuming that the Reorganization is consummated.

(c)
Effective immediately after the Reorganization, the Adviser has contractually agreed to limit the total operating expenses (excluding front-end or contingent deferred loads, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), and acquired fund fees and expenses, if any) of the share classes of the Acquiring Fund so that those expenses do not exceed, on an annualized basis, for a two-year period from the date of the Reorganization, the lesser of: (1) the expense limits in place for the corresponding share classes of the Acquired Fund as of the date of the Reorganization; or (2) the gross operating expenses of the corresponding share classes of the Acquired Fund as of a date immediately prior to the Reorganization.

67

Examples of Fund Expenses
The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in the Acquired Fund and the Acquiring Fund (Pro Forma), assuming the Reorganization takes place, with the cost of investing in other funds. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The examples for the Acquiring Fund (Pro Forma) also assume that the expense limitations are in place for the contractual period. The following tables also assume that total annual operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.
	Share Status	One Year	Three Years	Five Years	Ten Years
Acquired Fund – Class A	Sold or Held	$554	$721	$912	$1,463
Acquired Fund – Class I	Sold or Held	$67	$211	$389	$904
	Share Status	One Year	Three Years	Five Years	Ten Years
Acquiring Fund (Pro Forma) – Class A	Sold or Held	$554	$733	$939	$1,533
Acquiring Fund (Pro Forma) – Class I	Sold or Held	$67	$232	$433	$1,013
Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Funds’ performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 42% of the average value of its portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund.
Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks
Each Fund’s investment objective is to seek current income exempt from federal and state income taxes for North Carolina residents consistent with capital preservation.
Subsequent to the Reorganization, the Acquiring Fund, like the Acquired Fund, will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities with income exempt from U.S. federal and North Carolina state income taxes. The issuers of these securities can be located in North Carolina, Puerto Rico and other U.S. territories and possessions. The Acquiring Fund invests in securities rated investment grade or that are believed to be of comparable quality. The Acquiring Fund may retain securities if the rating of the security falls below investment grade and the portfolio manager deems retention of the security to be in the Fund’s best interests. The Acquiring Fund may invest up to 20% of its assets in securities subject to the U.S. federal alternative minimum tax. The Acquiring Fund may also invest a portion of it net assets in certain taxable debt securities. The Acquiring Fund has no limits on its average-weighted maturity or on the remaining maturities of individual securities.
Subsequent to the Reorganization, the Acquiring Fund expects to employ the same portfolio manager, who will continue to implement the same strategy as he pursued for the Acquired Fund by:
•
managing risk as much as possible;

•
attempting to invest more of the Fund’s assets in undervalued market sectors and less in overvalued sectors taking into consideration maturity, sector, credit, state and supply demand levels;

•
trying to diversify the Fund’s holdings within the State of North Carolina; and

•
attempting to identify and invest in municipal issuers with improving credit and avoiding those with deteriorating credit.

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:
•
Debt Securities — Credit Risk

•
Debt Securities — Interest Rate Risk

68

•
Geographic Concentration Risk

•
Market Volatility

•
Municipal Bond Market

•
Non-Diversification

•
Tax-Exempt Securities

•
Tax Liability

•
Unrated Fixed Income Securities

See Exhibit C below for a detailed description of each of these risks.
Comparison of Portfolio Management
Both the Acquired Fund and the Acquiring Fund share the same portfolio manager. See Exhibit D for information about the portfolio manager.
69

Reorganization of RidgeWorth Seix Short-Term Municipal Bond Fund
into Virtus Seix Short-Term Municipal Bond Fund
Comparison of Current and Pro Forma Expenses
Shareholder Fees (fees paid directly from your investment)
	Acquired Fund Class A	Acquired Fund Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Exchange Fee	None	None
	Acquiring Fund (Pro Forma) Class A	Acquiring Fund (Pro Forma) Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Exchange Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Acquired Fund Class A	Acquired Fund Class I
Management Fees	0.35%	0.35%
Distribution and Shareholder Servicing (12b-1) Fees	0.15%	None
Other Expenses	0.24%	0.30%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.75%	0.66%
Less: Expense Reimbursement	(0.06)%(a)	(0.17)%(a)
Total Annual Fund Operating Expenses After Expense Reimbursement	0.69%	0.49%
	Acquiring Fund (Pro Forma) Class A	Acquiring Fund (Pro Forma) Class I
Management Fees	0.35%	0.35%
Distribution and Shareholder Servicing (12b-1) Fees	0.15%	None
Other Expenses	0.37%(b)	0.49%(b)
Acquiring Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.88%	0.85%
Less: Expense Reimbursement	(0.19)%(c)	(0.36)%(c)
Total Annual Fund Operating Expenses After Expense Reimbursement	0.69%	0.49%

(a)
RidgeWorth and Seix have contractually agreed to limit the total operating expenses (excluding, as applicable, taxes, brokerage commissions, substitute dividend expenses on securities sold short, interest expense, extraordinary expenses and acquired fund fees and expenses) of the Acquired Fund so that expenses do not exceed, on an annualized basis, 0.68% and 0.48% for Class A and Class I shares, respectively, until at least August 1, 2017.

(b)
“Other Expenses” are estimated based on the fees and expenses of Acquiring Fund assuming that the Reorganization is consummated.

(c)
Effective immediately after the Reorganization, the Adviser has contractually agreed to limit the total operating expenses (excluding front-end or contingent deferred loads, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), and acquired fund fees and expenses, if any) of the share classes of the Acquiring Fund so that those expenses do not exceed, on an annualized basis, for a two-year period from the date of the Reorganization, the lesser of: (1) the expense limits in place for the corresponding share classes of the Acquired Fund as of the date of the Reorganization; or (2) the gross operating expenses of the corresponding share classes of the Acquired Fund as of a date immediately prior to the Reorganization.

70

Examples of Fund Expenses
The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in the Acquired Fund and the Acquiring Fund (Pro Forma), assuming the Reorganization takes place, with the cost of investing in other funds. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The examples for the Acquiring Fund (Pro Forma) also assume that the expense limitations are in place for the contractual period. The following tables also assume that total annual operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.
	Share Status	One Year	Three Years	Five Years	Ten Years
Acquired Fund – Class A	Sold or Held	$319	$465	$638	$1,140
Acquired Fund – Class I	Sold or Held	$50	$157	$314	$771
	Share Status	One Year	Three Years	Five Years	Ten Years
Acquiring Fund (Pro Forma) – Class A	Sold or Held	$319	$486	$688	$1,272
Acquiring Fund (Pro Forma) – Class I	Sold or Held	$50	$197	$399	$980
Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Funds’ performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 82% of the average value of its portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund.
Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks
Each Fund’s investment objective is to seek to maximize total return through (i) current income that is exempt from federal income taxes and (ii) capital appreciation consistent with capital preservation.
Subsequent to the Reorganization, the Acquiring Fund, like the Acquired Fund, will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities, including securities subject to the U.S. federal alternative minimum tax, with the income exempt from regular U.S. federal income tax. The Acquiring Fund invests primarily in investment grade municipal securities or in unrated securities believed to be of comparable quality. The issuers of these securities may be located in any U.S. state, territory or possession. The Acquiring Fund may also invest a portion of its net assets in certain taxable debt securities. The Acquiring Fund may retain securities if the rating of the security falls below investment grade and the portfolio managers deem retention of the security to be in the Fund’s best interests. The Acquiring Fund expects that it will maintain an effective maturity of 3 years or less.
Subsequent to the Reorganization, the Acquiring Fund expects to employ the same portfolio managers, who will continue to implement the same strategy as they pursued for the Acquired Fund by:
•
managing risk as much as possible;

•
attempting to invest more of the Fund’s assets in undervalued municipal securities and less in overvalued municipal securities taking into consideration maturity, sector, credit, state and supply demand levels; and

•
attempting to identify and invest in municipal issuers with improving credit and avoiding those with deteriorating credit.

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:
•
Debt Securities — Credit Risk

•
Debt Securities  — Interest Rate Risk

•
Market Volatility

•
Municipal Bond Market

71

•
Short-Term Investments

•
Tax-Exempt Securities

•
Tax Liability

•
Unrated Fixed Income Securities

See Exhibit C below for a detailed description of each of these risks.
Comparison of Portfolio Management
Both the Acquired Fund and the Acquiring Fund share the same portfolio managers. See Exhibit D for information about the portfolio managers.
72

Reorganization of RidgeWorth Seix Virginia Intermediate Municipal Bond Fund
into Virtus Seix Virginia Intermediate Municipal Bond Fund
Comparison of Current and Pro Forma Expenses
Shareholder Fees (fees paid directly from your investment)
	Acquired Fund Class A	Acquired Fund Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Exchange Fee	None	None
	Acquiring Fund (Pro Forma) Class A	Acquiring Fund (Pro Forma) Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Exchange Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Acquired Fund Class A	Acquired Fund Class I
Management Fees	0.50%	0.50%
Distribution and Shareholder Servicing (12b-1) Fees	0.15%	None
Other Expenses	0.14%	0.21%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.80%	0.72%
Less: Expense Reimbursement	0.00%(a)	(0.06)%(a)
Total Annual Fund Operating Expenses After Expense Reimbursement	0.80%	0.66%
	Acquiring Fund (Pro Forma) Class A	Acquiring Fund (Pro Forma) Class I
Management Fees	0.50%	0.50%
Distribution and Shareholder Servicing (12b-1) Fees	0.15%	None
Other Expenses	0.25%(b)	0.24%(b)
Acquiring Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.91%	0.75%
Less: Expense Reimbursement	(0.11)%(c)	(0.09)%(c)
Total Annual Fund Operating Expenses After Expense Reimbursement	0.80%	0.66%

(a)
RidgeWorth and Seix have contractually agreed to limit the total operating expenses (excluding, as applicable, taxes, brokerage commissions, substitute dividend expenses on securities sold short, interest expense, extraordinary expenses and acquired fund fees and expenses) of the Acquired Fund so that expenses do not exceed, on an annualized basis, 0.80% and 0.65% for Class A and Class I shares, respectively, until at least August 1, 2017.

(b)
“Other Expenses” are estimated based on the fees and expenses of Acquiring Fund assuming that the Reorganization is consummated.

(c)
Effective immediately after the Reorganization, the Adviser has contractually agreed to limit the total operating expenses (excluding front-end or contingent deferred loads, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), and acquired fund fees and expenses, if any) of the share classes of the Acquiring Fund so that those expenses do not exceed, on an annualized basis, for a two-year period from the date of the Reorganization, the lesser of: (1) the expense limits in place for the corresponding share classes of the Acquired Fund as of the date of the Reorganization; or (2) the gross operating expenses of the corresponding share classes of the Acquired Fund as of a date immediately prior to the Reorganization.

73

Examples of Fund Expenses
The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in the Acquired Fund and the Acquiring Fund (Pro Forma), assuming the Reorganization takes place, with the cost of investing in other funds. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The examples for the Acquiring Fund (Pro Forma) also assume that the expense limitations are in place for the contractual period. The following tables also assume that total annual operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.
	Share Status	One Year	Three Years	Five Years	Ten Years
Acquired Fund – Class A	Sold or Held	$553	$718	$898	$1,418
Acquired Fund – Class I	Sold or Held	$67	$211	$382	$877
	Share Status	One Year	Three Years	Five Years	Ten Years
Acquiring Fund (Pro Forma) – Class A	Sold or Held	$553	$730	$934	$1,522
Acquiring Fund (Pro Forma) – Class I	Sold or Held	$67	$221	$399	$913
Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Funds’ performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 48% of the average value of its portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund.
Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks
Each Fund’s investment objective is to seek current income exempt from federal and state income taxes for Virginia residents consistent with capital preservation.
Subsequent to the Reorganization, the Acquiring Fund, like the Acquired Fund, will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities, including securities subject to the U.S. federal alternative minimum tax, with income exempt from U.S. federal income tax and Virginia commonwealth income tax. Issuers of these securities can be located in Virginia, Puerto Rico and other U.S. territories and possessions. The Acquiring Fund invests in securities rated investment grade or in unrated securities believed to be of comparable quality. The Acquiring Fund may retain securities if the rating of the security falls below investment grade and the portfolio manager deems retention of the security to be in the Fund’s best interests. The Acquiring Fund may invest a portion of it net assets in certain taxable debt securities. The Acquiring Fund expects its average-weighted maturity will range from 5 to 10 years but there is no limit on the maturities of individual securities.
Subsequent to the Reorganization, the Acquiring Fund expects to employ the same portfolio manager, who will continue to implement the same strategy as he pursued for the Acquired Fund by:
•
managing risk by buying investment grade securities; and

•
attempting to invest more of the Fund’s assets in undervalued sectors and less in overvalued sectors.

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:
•
Debt Securities — Credit Risk

•
Debt Securities — Interest Rate Risk

•
Geographic Concentration Risk

•
Market Volatility

•
Municipal Bond Market

74

•
Tax-Exempt Securities

•
Tax Liability

•
Unrated Fixed Income Securities

See Exhibit C below for a detailed description of each of these risks.
Comparison of Portfolio Management
Both the Acquired Fund and the Acquiring Fund share the same portfolio manager. See Exhibit D for information about the portfolio manager.
75

Reorganization of RidgeWorth Conservative Allocation Strategy
into Virtus Conservative Allocation Strategy Fund
Comparison of Current and Pro Forma Expenses
Shareholder Fees (fees paid directly from your investment)
	Acquired Fund Class A	Acquired Fund Class C	Acquired Fund Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	1.00%(a)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
	Acquiring Fund (Pro Forma) Class A	Acquiring Fund (Pro Forma) Class C	Acquiring Fund (Pro Forma) Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	1.00%(a)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Acquired Fund Class A	Acquired Fund Class C	Acquired Fund Class I
Management Fees	0.10%	0.10%	0.10%
Distribution and Shareholder Servicing (12b-1) Fees	0.30%	1.00%	None
Other Expenses	0.28%	0.23%	0.34%
Acquired Fund Fees and Expenses	0.40%	0.40%	0.40%
Total Annual Fund Operating Expenses	1.08%	1.73%	0.84%
Less: Expense Reimbursement	(0.08)%(b)	(0.03)%(b)	(0.14)%(b)
Total Annual Fund Operating Expenses After Expense Reimbursement	1.00%	1.70%	0.70%
	Acquiring Fund (Pro Forma) Class A	Acquiring Fund (Pro Forma) Class C	Acquiring Fund (Pro Forma) Class I
Management Fees	0.10%	0.10%	0.10%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.41%(c)	0.30%(c)	0.46%(c)
Acquired Fund Fees and Expenses	0.40%	0.40%	0.40%
Total Annual Fund Operating Expenses	1.16%	1.80%	0.96%
Less: Expense Reimbursement	(0.16)%(d)	(0.10)%(d)	(0.26)%(d)
Total Annual Fund Operating Expenses After Expense Reimbursement	1.00%	1.70%	0.70%

(a)
The deferred sales charge is imposed on Class C shares redeemed during the first year only.

(b)
RidgeWorth has contractually agreed to limit the total operating expenses (excluding, as applicable, taxes, brokerage commissions, substitute dividend expenses on securities sold short, interest expense, extraordinary expenses and acquired fund fees and expenses) of the Acquired Fund so that expenses do not exceed, on an annualized basis, 0.60%, 1.30% and 0.30% for Class A, Class C and Class I shares, until at least August 1, 2017.

(c)
“Other Expenses” are estimated based on the fees and expenses of Acquiring Fund assuming that the Reorganization is consummated.

(d)
Effective immediately after the Reorganization, the Adviser has contractually agreed to limit the total operating expenses (excluding front-end or contingent deferred loads, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation),

76

and acquired fund fees and expenses, if any) of the share classes of the Acquiring Fund so that those expenses do not exceed, on an annualized basis, for a two-year period from the date of the Reorganization, the lesser of: (1) the expense limits in place for the corresponding share classes of the Acquired Fund as of the date of the Reorganization; or (2) the gross operating expenses of the corresponding share classes of the Acquired Fund as of a date immediately prior to the Reorganization.
Examples of Fund Expenses
The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in the Acquired Fund and the Acquiring Fund (Pro Forma), assuming the Reorganization takes place, with the cost of investing in other funds. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The examples for the Acquiring Fund (Pro Forma) also assume that the expense limitations are in place for the contractual period. The following tables also assume that total annual operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.
	Share Status	One Year	Three Years	Five Years	Ten Years
Acquired Fund – Class A	Sold or Held	$572	$778	$1,019	$1,708
Acquired Fund – Class C	Sold	$273	$536	$930	$2,033
	Held	$173	$536	$930	$2,033
Acquired Fund – Class I	Sold or Held	$72	$224	$422	$996
	Share Status	One Year	Three Years	Five Years	Ten Years
Acquiring Fund (Pro Forma) – Class A	Sold or Held	$572	$795	$1,053	$1,789
Acquiring Fund (Pro Forma) – Class C	Sold	$273	$546	$956	$2,099
	Held	$173	$546	$956	$2,099
Acquiring Fund (Pro Forma) – Class I	Sold or Held	$72	$253	$479	$1,129
Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Funds’ performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 40% of the average value of its portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund.
Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks
Each Fund’s investment objective is to seek to provide a high level of capital appreciation and current income.
Subsequent to the Reorganization, the Acquiring Fund, like the Acquired Fund, will invest pursuant to an asset allocation strategy in a combination of affiliated fixed income funds and exchange-traded funds (“ETFs”) that invest in bonds (“Underlying Fixed Income Funds”) and, to a lesser extent, in affiliated equity funds and ETFs that invest in equities (“Underlying Equity Funds” and, together with Underlying Fixed Income Funds, “Underlying Funds”). The Acquiring Fund invests between 50% and 80% of its assets in Underlying Fixed Income Funds and between 20% and 40% of its assets in Underlying Equity Funds. The Acquiring Fund’s remaining assets may be invested in cash and cash equivalents, including unaffiliated money market funds, securities issued by the U.S. government, its agencies or instrumentalities, repurchase agreements and short-term paper. The Acquiring Fund may invest in Underlying Funds that invest in debt instruments, including mortgage- and asset-backed instruments, securities restricted as to resale, common stocks and other equity securities of U.S. and non-U.S. companies, including those in developed and emerging markets. The Acquiring Fund may also invest in Underlying Funds that invest in bank loans and other below investment grade instruments, as well as in inflation-protected public obligations of the U.S. Treasury (“TIPS”).
Subsequent to the Reorganization, the portfolio managers for the Acquiring Fund will implement the same strategy as previously used for the Acquired Fund by:
•
selecting a diversified portfolio of Underlying Funds through analysis of many factors, including the Underlying Funds’ investment objectives, total return, volatility and expenses.

77

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:
•
Affiliated Fund

•
Allocation

•
Fund of Funds

•
Debt Securities — Call Risk

•
Debt Securities — Credit Risk

•
Debt Securities — Interest Rate Risk

•
Derivatives

•
Equity Securities

•
Equity Securities — Growth Stocks Risk

•
Equity Securities — Large Market Capitalization Companies Risk

•
Equity Securities — Small and Medium Market Capitalization Companies Risk

•
Equity Securities — Value Stocks Risk

•
Exchange-Traded Funds (ETFs)

•
Foreign Investing

•
Foreign Investing — Emerging Market Investing Risk

•
High-Yield/High-Risk Fixed Income Securities (Junk Bonds)

•
Illiquid and Restricted Securities

•
Inflation Protected Investing

•
Loans

•
Market Volatility

•
Mortgage-Backed and Asset-Backed Securities

•
Real Estate Investment

•
Unrated Fixed Income Securities

•
U.S. Government Securities

See Exhibit C below for a detailed description of each of these risks.
Comparison of Portfolio Management
The Acquiring Fund will have different portfolio managers than the Acquired Fund. See Exhibit D for information about the Acquiring Fund’s portfolio managers.
78

Reorganization of RidgeWorth Growth Allocation Strategy
into Virtus Growth Allocation Strategy Fund
Comparison of Current and Pro Forma Expenses
Shareholder Fees (fees paid directly from your investment)
	Acquired Fund Class A	Acquired Fund Class C	Acquired Fund Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	1.00%(a)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
	Acquiring Fund (Pro Forma) Assuming Reorganization of Growth Allocation Strategy Only Class A	Acquiring Fund (Pro Forma) Assuming Reorganization of Growth Allocation Strategy Only Class C	Acquiring Fund (Pro Forma) Assuming Reorganization of Growth Allocation Strategy Only Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	1.00%(a)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
	Acquiring Fund (Pro Forma) Assuming Reorganization of Growth Allocation Strategy and Moderate Allocation Strategy Class A	Acquiring Fund (Pro Forma) Assuming Reorganization of Growth Allocation Strategy and Moderate Allocation Strategy Class C	Acquiring Fund (Pro Forma) Assuming Reorganization of Growth Allocation Strategy and Moderate Allocation Strategy Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	1.00%(a)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Acquired Fund Class A	Acquired Fund Class C	Acquired Fund Class I
Management Fees	0.10%	0.10%	0.10%
Distribution and Shareholder Servicing (12b-1) Fees	0.30%	1.00%	None
Other Expenses	0.33%	0.28%	0.67%
Acquired Fund Fees and Expenses	0.63%	0.63%	0.63%
Total Annual Fund Operating Expenses	1.36%	2.01%	1.40%
Less: Expense Reimbursement	(0.03)%(b)	(0.08)%(b)	(0.27)%(b)
Total Annual Fund Operating Expenses After Expense Reimbursement	1.33%	1.93%	1.13%
79

	Acquiring Fund (Pro Forma) Assuming Reorganization of Growth Allocation Strategy Only Class A	Acquiring Fund (Pro Forma) Assuming Reorganization of Growth Allocation Strategy Only Class C	Acquiring Fund (Pro Forma) Assuming Reorganization of Growth Allocation Strategy Only Class I
Management Fees	0.10%	0.10%	0.10%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.33%(c)	0.32%(c)	0.51%(c)
Acquired Fund Fees and Expenses	0.63%	0.63%	0.63%
Total Annual Fund Operating Expenses	1.31%	2.05%	1.24%
Less: Expense Reimbursement	0.00%(d)	(0.12)%(d)	(0.11)%(d)
Total Annual Fund Operating Expenses After Expense Reimbursement	1.31%	1.93%	1.13%
	Acquiring Fund (Pro Forma) Assuming Reorganization of Growth Allocation Strategy and Moderate Allocation Strategy Class A	Acquiring Fund (Pro Forma) Assuming Reorganization of Growth Allocation Strategy and Moderate Allocation Strategy Class C	Acquiring Fund (Pro Forma) Assuming Reorganization of Growth Allocation Strategy and Moderate Allocation Strategy Class I
Management Fees	0.10%	0.10%	0.10%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.30%(c)	0.26%(c)	0.46%(c)
Acquired Fund Fees and Expenses	0.63%	0.63%	0.63%
Total Annual Fund Operating Expenses	1.28%	1.99%	1.19%
Less: Expense Reimbursement	(0.06)%(d)	(0.17)%(d)	(0.17)%(d)
Total Annual Fund Operating Expenses After Expense Reimbursement	1.22%	1.82%	1.02%

(a)
The deferred sales charge is imposed on Class C shares redeemed during the first year only.

(b)
RidgeWorth has contractually agreed to limit the total operating expenses (excluding, as applicable, taxes, brokerage commissions, substitute dividend expenses on securities sold short, interest expense, extraordinary expenses and acquired fund fees and expenses) of the Acquired Fund so that expenses do not exceed, on an annualized basis, 0.70%, 1.30% and 0.50% for Class A, Class C and Class I shares, respectively, until at least August 1, 2017.

(c)
“Other Expenses” are estimated based on the fees and expenses of Acquiring Fund assuming that the Reorganization is consummated.

(d)
Effective immediately after the Reorganization, the Adviser has contractually agreed to limit the total operating expenses (excluding front-end or contingent deferred loads, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), and acquired fund fees and expenses, if any) of the share classes of the Acquiring Fund so that those expenses do not exceed, on an annualized basis, for a two-year period from the date of the Reorganization, the lesser of: (1) the expense limits in place for the corresponding share classes of the Acquired Fund as of the date of the Reorganization; or (2) the gross operating expenses of the corresponding share classes of the Acquired Fund as of a date immediately prior to the Reorganization.

80

Examples of Fund Expenses
The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in the Acquired Fund and the Acquiring Fund (Pro Forma), assuming the Reorganization takes place, with the cost of investing in other funds. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The examples for the Acquiring Fund (Pro Forma) also assume that the expense limitations are in place for the contractual period. The following tables also assume that total annual operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.
	Share Status	One Year	Three Years	Five Years	Ten Years
Acquired Fund – Class A	Sold or Held	$703	$972	$1,268	$2,108
Acquired Fund – Class C	Sold	$296	$606	$1,060	$2,317
	Held	$196	$606	$1,060	$2,317
Acquired Fund – Class I	Sold or Held	$115	$359	$684	$1,605
	Share Status	One Year	Three Years	Five Years	Ten Years
Acquiring Fund (Pro Forma) Assuming Reorganization of Growth Allocation Strategy Only – Class A	Sold or Held	$701	$966	$1,252	$2,063
Acquiring Fund (Pro Forma) Assuming Reorganization of Growth Allocation Strategy Only – Class C	Sold	$296	$619	$1,081	$2,360
	Held	$196	$619	$1,081	$2,360
Acquiring Fund (Pro Forma) – Assuming Reorganization of Growth Allocation Strategy Only – Class I	Sold or Held	$115	$371	$659	$1,480
	Share Status	One Year	Three Years	Five Years	Ten Years
Acquiring Fund (Pro Forma) Assuming Reorganization of Growth Allocation Strategy and Moderate Allocation Strategy – Class A	Sold or Held	$692	$946	$1,226	$2,021
Acquiring Fund (Pro Forma) Assuming Reorganization of Growth Allocation Strategy and Moderate Allocation Strategy – Class C	Sold	$285	$591	$1,040	$2,289
	Held	$185	$591	$1,040	$2,289
Acquiring Fund (Pro Forma) Assuming Reorganization of Growth Allocation Strategy and Moderate Allocation Strategy – Class I	Sold or Held	$104	$343	$621	$1,412
Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Funds’ performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 29% of the average value of its portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund.
Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks
Each Fund’s investment objective is to seek to provide long-term capital appreciation.
Subsequent to the Reorganization, the Acquiring Fund, like the Acquired Fund, will invest pursuant to an asset allocation strategy in a combination of affiliated equity funds and exchange-traded funds (“ETFs”) that invest in equities (“Underlying Equity Funds”) and, to a lesser extent, in affiliated fixed income funds and ETFs that invest in bonds (“Underlying Fixed Income Funds” and, together with Underlying Equity Funds, “Underlying Funds”). The Acquiring Fund invests between 60% and 80% of its assets in Underlying Equity Funds and between 10% and 40% of its assets in Underlying Fixed Income Funds. The Acquiring Fund’s remaining assets may be invested in cash and cash equivalents, including unaffiliated money market funds, securities issued by the U.S. government, its agencies or instrumentalities, repurchase agreements and short-term paper. The Acquiring Fund may invest in Underlying Funds that invest in common stocks, other equity securities and debt instruments, including mortgage- and asset-backed instruments, and securities restricted as to resale, of U.S. and non-U.S. companies, including those of any size and in both developed and emerging markets. The Acquiring Fund may also invest in Underlying Funds that invest in bank loans and other below investment grade instruments, as well as in inflation-protected public obligations of the U.S. Treasury (“TIPS”).
Subsequent to the Reorganization, the portfolio managers for the Acquiring Fund will implement the same strategy as previously used for the Acquired Fund by:
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•
selecting a diversified portfolio of Underlying Funds through analysis of many factors, including the Underlying Funds’ investment objectives, total return, volatility and expenses.

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:
•
Affiliated Fund

•
Allocation

•
Fund of Funds

•
Debt Securities — Call Risk

•
Debt Securities — Credit Risk

•
Debt Securities — Interest Rate Risk

•
Derivatives

•
Equity Securities

•
Equity Securities — Growth Stocks Risk

•
Equity Securities — Large Market Capitalization Companies Risk

•
Equity Securities — Small and Medium Market Capitalization Companies Risk

•
Equity Securities — Value Stocks Risk

•
Exchange-Traded Funds (ETFs)

•
Foreign Investing

•
Foreign Investing — Emerging Market Investing Risk

•
High-Yield/High-Risk Fixed Income Securities (Junk Bonds)

•
Illiquid and Restricted Securities

•
Inflation Protected Investing

•
Loans

•
Market Volatility

•
Mortgage-Backed and Asset-Backed Securities

•
Real Estate Investment

•
Unrated Fixed Income Securities

•
U.S. Government Securities

See Exhibit C below for a detailed description of each of these risks.
Comparison of Portfolio Management
The Acquiring Fund will have different portfolio managers than the Acquired Fund. See Exhibit D for information about the Acquiring Fund’s portfolio managers.
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Reorganization of RidgeWorth Moderate Allocation Strategy
into Virtus Growth Allocation Strategy Fund
Comparison of Current and Pro Forma Expenses
Shareholder Fees (fees paid directly from your investment)
	Acquired Fund Class A	Acquired Fund Class C	Acquired Fund Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	1.00%(a)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
	Acquiring Fund (Pro Forma) Assuming Reorganization of Moderate Allocation Strategy Only Class A	Acquiring Fund (Pro Forma) Assuming Reorganization of Moderate Allocation Strategy Only Class C	Acquiring Fund (Pro Forma) Assuming Reorganization of Moderate Allocation Strategy Only Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	1.00%(a)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
	Acquiring Fund (Pro Forma) Assuming Reorganization of Growth Allocation Strategy and Moderate Allocation Strategy Class A	Acquiring Fund (Pro Forma) Assuming Reorganization of Growth Allocation Strategy and Moderate Allocation Strategy Class C	Acquiring Fund (Pro Forma) Assuming Reorganization of Growth Allocation Strategy and Moderate Allocation Strategy Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	1.00%(a)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Acquired Fund Class A	Acquired Fund Class C	Acquired Fund Class I
Management Fees	0.10%	0.10%	0.10%
Distribution and Shareholder Servicing (12b-1) Fees	0.30%	1.00%	None
Other Expenses	0.32%	0.22%	0.62%
Acquired Fund Fees and Expenses	0.52%	0.52%	0.52%
Total Annual Fund Operating Expenses	1.24%	1.84%	1.24%
Less: Expense Reimbursement	(0.02)%(b)	(0.02)%(b)	(0.22)%(b)
Total Annual Fund Operating Expenses After Expense Reimbursement	1.22%	1.82%	1.02%
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	Acquiring Fund (Pro Forma) Assuming Reorganization of Moderate Allocation Strategy Only Class A	Acquiring Fund (Pro Forma) Assuming Reorganization of Moderate Allocation Strategy Only Class C	Acquiring Fund (Pro Forma) Assuming Reorganization of Moderate Allocation Strategy Only Class I
Management Fees	0.10%	0.10%	0.10%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.36%(c)	0.29%(c)	0.49%(c)
Acquired Fund Fees and Expenses	0.63%	0.63%	0.63%
Total Annual Fund Operating Expenses	1.34%	2.02%	1.22%
Less: Expense Reimbursement	(0.12)%(d)	(0.20)%(d)	(0.20)%(d)
Total Annual Fund Operating Expenses After Expense Reimbursement	1.22%	1.82%	1.02%
	Acquiring Fund (Pro Forma) Assuming Reorganization of Growth Allocation Strategy and Moderate Allocation Strategy Class A	Acquiring Fund (Pro Forma) Assuming Reorganization of Growth Allocation Strategy and Moderate Allocation Strategy Class C	Acquiring Fund (Pro Forma) Assuming Reorganization of Growth Allocation Strategy and Moderate Allocation Strategy Class I
Management Fees	0.10%	0.10%	0.10%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.30%(c)	0.26%(c)	0.46%(c)
Acquired Fund Fees and Expenses	0.63%	0.63%	0.63%
Total Annual Fund Operating Expenses	1.28%	1.99%	1.19%
Less: Expense Reimbursement	(0.06)%(d)	(0.17)%(d)	(0.17)%(d)
Total Annual Fund Operating Expenses After Expense Reimbursement	1.22%	1.82%	1.02%

(a)
The deferred sales charge is imposed on Class C shares redeemed during the first year only.

(b)
RidgeWorth has contractually agreed to limit the total operating expenses (excluding, as applicable, taxes, brokerage commissions, substitute dividend expenses on securities sold short, interest expense, extraordinary expenses and acquired fund fees and expenses) of the Acquired Fund so that expenses do not exceed, on an annualized basis, 0.70%, 1.30% and 0.50% for Class A, Class C and Class I shares, respectively, until at least August 1, 2017.

(c)
“Other Expenses” are estimated based on the fees and expenses of Acquiring Fund assuming that the Reorganization is consummated.

(d)
Effective immediately after the Reorganization, the Adviser has contractually agreed to limit the total operating expenses (excluding front-end or contingent deferred loads, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), and acquired fund fees and expenses, if any) of the share classes of the Acquiring Fund so that those expenses do not exceed, on an annualized basis, for a two-year period from the date of the Reorganization, the lesser of: (1) the expense limits in place for the corresponding share classes of the Acquired Fund as of the date of the Reorganization; or (2) the gross operating expenses of the corresponding share classes of the Acquired Fund as of a date immediately prior to the Reorganization.

Examples of Fund Expenses
The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in the Acquired Fund and the Acquiring Fund (Pro Forma), assuming the Reorganization takes place, with the cost of investing in other funds. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The examples for the Acquiring Fund (Pro Forma) also assume that the expense limitations are in place for the contractual period. The following tables also assume that total annual operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.
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	Share Status	One Year	Three Years	Five Years	Ten Years
Acquired Fund – Class A	Sold or Held	$692	$940	$1,211	$1,983
Acquired Fund – Class C	Sold	$285	$572	$990	$2,153
	Held	$185	$572	$990	$2,153
Acquired Fund – Class I	Sold or Held	$104	$325	$614	$1,438
	Share Status	One Year	Three Years	Five Years	Ten Years
Acquiring Fund (Pro Forma) Assuming Reorganization of Moderate Allocation Strategy Only – Class A	Sold or Held	$692	$952	$1,245	$2,075
Acquiring Fund (Pro Forma) Assuming Reorganization of Moderate Allocation Strategy Only – Class C	Sold	$285	$594	$1,050	$2,315
	Held	$185	$594	$1,050	$2,315
Acquiring Fund (Pro Forma) – Assuming Reorganization of Moderate Allocation Strategy Only – Class I	Sold or Held	$104	$347	$631	$1,441
	Share Status	One Year	Three Years	Five Years	Ten Years
Acquiring Fund (Pro Forma) Assuming Reorganization of Growth Allocation Strategy and Moderate Allocation Strategy – Class A	Sold or Held	$692	$946	$1,226	$2,021
Acquiring Fund (Pro Forma) Assuming Reorganization of Growth Allocation Strategy and Moderate Allocation Strategy – Class C	Sold	$285	$591	$1,040	$2,289
	Held	$185	$591	$1,040	$2,289
Acquiring Fund (Pro Forma) Assuming Reorganization of Growth Allocation Strategy and Moderate Allocation Strategy – Class I	Sold or Held	$104	$343	$621	$1,412
Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Funds’ performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 26% of the average value of its portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund.
Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks
The Acquired Fund’s investment objective is to seek to provide capital appreciation and current income, while the Acquiring Fund’s investment objective is to seek to provide long-term capital appreciation.
Subsequent to the Reorganization, the Acquiring Fund, like the Acquired Fund, will invest pursuant to an asset allocation strategy in a combination of affiliated equity funds and exchange-traded funds (“ETFs”) that invest in equities (“Underlying Equity Funds”) and, to a lesser extent, in affiliated fixed income funds and ETFs that invest in bonds (“Underlying Fixed Income Funds” and, together with Underlying Equity Funds, “Underlying Funds”). While the Acquired Fund invests between 40% and 60% of its assets in Underlying Equity Funds and between 30% and 60% of its assets in Underlying Fixed Income Funds, the Acquiring Fund invests between 60% and 80% of its assets in Underlying Equity Funds and between 10% and 40% of its assets in Underlying Fixed Income Funds. Both the Acquired Fund’s and the Acquiring Fund’s remaining assets may be invested in cash and cash equivalents, including unaffiliated money market funds, securities issued by the U.S. government, its agencies or instrumentalities, repurchase agreements and short-term paper. Both the Acquired Fund and the Acquiring Fund may invest in Underlying Funds that invest in common stocks, other equity securities and debt instruments, including mortgage- and asset-backed instruments, and securities restricted as to resale, of U.S. and non-U.S. companies, including those of any size and in both developed and emerging markets. Both the Acquired Fund and the Acquiring Fund may also invest in Underlying Funds that invest in bank loans and other below investment grade instruments, as well as in inflation-protected public obligations of the U.S. Treasury (“TIPS”).
Subsequent to the Reorganization, the portfolio managers for the Acquiring Fund will, implement a strategy similar to the one previously used for the Acquired Fund by:
•
selecting a diversified portfolio of Underlying Funds through analysis of many factors, including the Underlying Funds’ investment objectives, total return, volatility and expenses.

Since there will be some changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will include:
85

•
Affiliated Fund

•
Allocation

•
Fund of Funds

•
Debt Securities — Call Risk

•
Debt Securities — Credit Risk

•
Debt Securities — Interest Rate Risk

•
Derivatives

•
Equity Securities

•
Equity Securities — Growth Stocks Risk

•
Equity Securities — Large Market Capitalization Companies Risk

•
Equity Securities — Small and Medium Market Capitalization Companies Risk

•
Equity Securities — Value Stocks Risk

•
Exchange-Traded Funds (ETFs)

•
Foreign Investing

•
Foreign Investing — Emerging Market Investing Risk

•
High-Yield/High-Risk Fixed Income Securities (Junk Bonds)

•
Illiquid and Restricted Securities

•
Inflation Protected Investing

•
Loans

•
Market Volatility

•
Mortgage-Backed and Asset-Backed Securities

•
Real Estate Investment

•
Unrated Fixed Income Securities

•
U.S. Government Securities

See Exhibit C below for a detailed description of each of these risks.
Comparison of Portfolio Management
The Acquiring Fund will have different portfolio managers than the Acquired Fund. See Exhibit D for information about the Acquiring Fund’s portfolio managers.
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ADDITIONAL INFORMATION ABOUT EACH REORGANIZATION AND THE PROPOSALS
Principal Risks
The principal risks of the Acquired Funds and the Acquiring Funds will be substantially identical. Set forth in Exhibit C is a glossary of risks, in alphabetical order, describing the principal risks indicated for each Acquiring Fund in “Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks” above. You may lose money by investing in any of these Funds.
Purchases and Sales of Acquired Fund and Acquiring Fund Shares
The Acquired Funds and the Acquiring Funds have similar policies for buying and selling shares and similar exchange privileges. Please see Exhibit D for a description of these policies for the Acquiring Funds, which are the same as the comparable policies for the Acquired Funds, except as noted below:
Acquired Fund shareholders are able to exchange their shares among all RidgeWorth Funds. Immediately following the Reorganizations, shareholders of the Acquiring Funds will be able to exchange their shares among all of the Acquiring Funds, but exchanges may not be available among the broader family of Virtus Mutual Funds immediately following the Reorganizations and such limitation may continue for so long as the Acquiring Funds and the other Virtus Mutual Funds maintain different transfer/sub-transfer agents. While RidgeWorth expects that shareholders will be able to exchange their shares for shares of any other Fund in the Virtus Mutual Funds complex in the future, there can be no assurance that the exchange feature will be available within a particular time frame or at all.
Shareholders of the Virtus Seix Core Bond Fund, Virtus Seix Corporate Bond Fund, Virtus Seix Floating Rate High Income Fund, Virtus Seix Georgia Tax-Exempt Bond Fund, Virtus Seix High Grade Municipal Bond Fund, Virtus Seix High Income Fund, Virtus Seix High Yield Fund, Virtus Seix Investment Grade Tax-Exempt Bond Fund, Virtus Seix Limited Duration Fund, Virtus Seix North Carolina Tax-Exempt Bond Fund, Virtus Seix Short-Term Bond Fund, Virtus Seix Short-Term Municipal Bond Fund, Virtus Seix Total Return Bond Fund, Virtus Seix Ultra-Short Bond Fund, Virtus Seix U.S. Government Securities Ultra-Short Bond Fund, Virtus Seix U.S. Mortgage Fund and Virtus Seix Virginia Intermediate Municipal Bond Fund (together, the “Fixed Income Acquiring Funds”) will not be able to purchase or redeem their shares on days when the New York Stock Exchange (“NYSE”) is closed. The corresponding Acquired Funds, however, reserve the right to open one or more of the Funds on days when the NYSE is closed, but the principal bond markets are open. In such an event, shareholders of the applicable Acquired Funds would be able to purchase or redeem their shares of those Acquired Funds.
Both the Acquired Funds and the Acquiring Funds discourage frequent purchases and redemptions of fund shares (market timing) and have similar policies and procedures regarding market timing. However, there are some differences between the Acquired Funds’ and the Acquiring Funds’ policies and procedures regarding market timing. For example, under the Acquired Funds’ policies and procedures, shareholders are prohibited from making more than one roundtrip into and out of a Fund within 14 days or more than two roundtrips within any continuous 90-day period. Under the Acquiring Funds’ policies and procedures, shareholders are prohibited from making more than one round trip into and out of a Fund within one any rolling 30-day period.
Jurisdiction of Organization
Both the Acquired Funds and the Acquiring Funds are structured as series of open-end management investment companies. The Acquired Funds are organized as series of a Massachusetts business trust, while the Acquiring Funds are organized as series of a Delaware statutory trust. Please see Exhibit E for a comparison of the material rights of shareholders of the Acquired Funds and shareholders of the Acquiring Funds.
Terms of Each Reorganization
The Board of each Fund has approved the Agreement, a copy of which is attached to this combined prospectus/proxy statement as Exhibit A. The following summary of certain terms of the Agreement is qualified in its entirety by reference to the Agreement:
Each Reorganization is expected to occur in mid-2017, subject to approval by the applicable Acquired Fund shareholders, receipt of any necessary regulatory approvals and satisfaction of any other conditions to closing. Subject to approval by shareholders of the applicable Acquired Fund, each Reorganization is expected to be completed approximately concurrently with the Transaction.
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On the closing date of each Reorganization, the applicable Acquired Fund will transfer all of its property and assets to the corresponding Acquiring Fund and, in exchange, the corresponding Acquiring Fund will assume all the Acquired Fund’s liabilities and will issue Reorganization Shares to the Acquired Fund. The value of each Acquired Fund’s assets, as well as the number of Reorganization Shares to be issued to the Acquired Fund, will be determined in accordance with the Agreement. The Reorganization Shares will have an aggregate net asset value (on a class-by-class basis) equal to the aggregate net asset value of the Acquired Fund shares (on a class-by-class basis) received from the Acquired Fund in the Reorganization. The Reorganization Shares will be distributed to Acquired Fund shareholders on a class-by-class basis in proportion to their holdings of shares of the applicable classes of the Acquired Fund, in liquidation of the Acquired Fund. As a result, shareholders of each Acquired Fund will become shareholders of the corresponding Acquiring Fund.
The accounting agent for the Acquired Funds will compute the value of the net assets attributable to each class of an Acquired Fund using the RidgeWorth Funds’ valuation procedures. The accounting agent for the Acquiring Funds will compute the net asset value per share of each class of shares of an Acquiring Fund using the Virtus Asset Trust’s valuation procedures. The Agreement provides that in the case of differences in valuation between the RidgeWorth Funds’ valuation procedures and the Virtus Asset Trust’s valuation procedures the parties shall discuss in good faith to resolve such differences prior to the Closing Date of the Reorganizations.
In accordance with the Agreement, the Virtus Asset Trust, on behalf of the Acquiring Funds, has agreed to assume all of the liabilities of the Acquired Funds, which includes all indemnification obligations of the Acquired Funds with respect to the current and former Trustees and Officers of RidgeWorth Funds.
Conditions to Closing Each Reorganization
The completion of each Reorganization is subject to certain conditions described in the Agreement, including:
The Transaction among the Sellers and Virtus closes.
The Acquired Fund has delivered to the corresponding Acquiring Fund a certificate executed in its name by RidgeWorth Funds’ President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in the Agreement are true and correct as if made on and as of the Closing Date and that the Acquired Fund has performed all of the covenants and complied with all of the provisions required by the Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.
The Acquiring Fund has delivered to the corresponding Acquired Fund a certificate executed in its name by Virtus Asset Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in the Agreement are true and correct as if made on and as of the Closing Date and that the Acquiring Fund has performed all of the covenants and complied with all of the provisions required by the Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.
The Acquired Fund and the corresponding Acquiring Fund will have received any opinions of counsel necessary to carry out the Reorganization.
The Acquired Fund and the corresponding Acquiring Fund will have received all consents, orders and permits of federal, state and local regulatory authorities deemed necessary to permit consummation, in all material respects, of the Reorganization, except where failure to obtain any such consents, order or permit would not involve a risk of a material adverse effect on the assets or properties of either Fund involved in the Reorganization.
A registration statement on Form N-14 relating to the Reorganization will have been filed with the SEC and become effective.
The shareholders of the Acquired Fund will have approved the Agreement by the requisite vote of a majority of the outstanding voting securities, as defined in the 1940 Act.
The applicable Acquired Fund and the corresponding Acquiring Fund will have received an opinion of tax counsel substantially to the effect that, as described in more detail in the section entitled “Tax Status of the Reorganizations,” the shareholders of the Acquired Fund will not recognize gain or loss for U.S. federal income tax purposes upon the exchange of their Acquired Fund shares for the Reorganization Shares of the corresponding Acquiring Fund in connection with the Reorganization and the Acquired Fund will not recognize gain or loss as a direct result of the Reorganization.
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Termination of the Agreement
Notwithstanding approval by Acquired Fund shareholders, the Agreement may be terminated by resolution of either the Acquired Funds’ Board or the Acquiring Funds’ Board, at any time prior to the closing date of the Reorganizations, if circumstances should develop that, in the opinion of the respective Board, make proceeding with the Reorganizations inadvisable with respect to the respective Funds. The Agreement also may be terminated at any time prior to the closing date of the Reorganizations (a) by the written consent of both of the parties; or (b) by either party (i) following a material breach by the other party of any of its representations, warranties or covenants contained in the Agreement, provided that the other party shall have been given a period of 10 business days from the date of the occurrence of such material breach to cure such breach and shall have failed to do so; or (ii) upon the occurrence of an event which has a material adverse effect upon the other party or its Fund that is involved in the Reorganization. If the Reorganizations are not consummated, RidgeWorth, Virtus and/or their affiliates will pay the expenses incurred by the Acquired Funds and the Acquiring Funds in connection with the Reorganizations (including the cost of any proxy soliciting agent). In such event, no portion of the expenses will be borne directly or indirectly by the Acquired Funds, the Acquiring Funds or their shareholders.
Tax Status of the Reorganizations
Each Reorganization is intended to qualify for U.S. federal income tax purposes as a “reorganization” under Section 368(a) of the Code of 1986. As a condition to the closing of each Reorganization, the Acquired Fund and the corresponding Acquiring Fund will receive an opinion from Sullivan & Worcester LLP substantially to the effect that, as further described below, on the basis of existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, and court decisions, generally for U.S. federal income tax purposes:
•
The acquisition by the Acquiring Fund of the property and assets of the Acquired Fund in exchange solely for the Acquiring Fund’s assumption of the liabilities of the Acquired Fund and issuance of the Reorganization Shares, followed by the distribution by the Acquired Fund of such Reorganization Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

•
No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the Reorganization Shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

•
No gain or loss will be recognized by the Acquired Fund on the transfer of its assets to the Acquiring Fund solely in exchange for the Acquiring Fund’s Reorganization Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution of the Acquiring Fund’s Reorganization Shares to the Acquired Fund’s shareholders in exchange for their shares of the Acquired Fund, except for (A) gain or loss that may be recognized on the transfer of  “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

•
No gain or loss will be recognized by the Acquired Fund’s shareholders upon the exchange of their shares of the Acquired Fund for Reorganization Shares of the Acquiring Fund in liquidation of the Acquired Fund;

•
The aggregate tax basis of the Reorganization Shares of the Acquiring Fund received by each shareholder of the Acquired Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the Acquired Fund held by such shareholder immediately prior to the Reorganization, and the holding period of the Reorganization Shares of the Acquiring Fund received by each shareholder of the Acquired Fund will include the period during which the shares of the Acquired Fund exchanged therefor were held by such shareholder (provided that the shares of the Acquired Fund are held as capital assets on the date of the Reorganization); and

•
The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund in the Reorganization, and the holding period of such assets in the hands of the Acquiring Fund will include the period during which the assets were held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset of the Acquired Fund).

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In connection with each Reorganization other than the Reorganization of  [RidgeWorth Moderate Allocation Strategy] into Virtus Growth Allocation Strategy Fund, the applicable Acquired Fund and the corresponding Acquiring Fund will also receive an opinion from Sullivan & Worcester LLP, substantially to the effect that:
•
The taxable year of the Acquired Fund will not end as a result of the Reorganization.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If a Reorganization is consummated, but does not qualify as a “reorganization” within the meaning of Section  368(a) of the Code, the applicable Acquired Fund would recognize gain or loss on the transfer of its assets to the corresponding Acquiring Fund and each shareholder of the Acquired Fund would recognize a taxable gain or loss equal to the difference between its tax basis in the Acquired Fund shares and the fair market value of the Reorganization Shares of the Acquiring Fund received in the exchange.
Except with respect to the Reorganization of RidgeWorth Moderate Allocation Strategy into Virtus Growth Allocation Strategy Fund, the Reorganization of an Acquiring Fund will generally not affect its ability to carry forward capital losses of the corresponding Acquired Fund in a Reorganization.
The following discussion relates solely to the Reorganization of RidgeWorth Moderate Allocation Strategy into Virtus Growth Allocation Strategy Fund. Virtus Growth Allocation Strategy Fund is expected to be treated for U.S. federal income tax purposes as a continuation of RidgeWorth Growth Allocation Strategy. Thus, the limitations described below as applicable to Virtus Growth Allocation Strategy Fund may apply to the gains and losses of RidgeWorth Growth Allocation Strategy.
Federal income tax law permits a regulated investment company to carry forward its net capital losses from any taxable year beginning after December 22, 2010 for an unlimited number of taxable years.
In the tax year of Virtus Growth Allocation Strategy Fund during which the Reorganization occurs, Virtus Growth Allocation Strategy Fund will be able to use carryforwards of RidgeWorth Moderate Allocation Strategy (including from RidgeWorth Moderate Allocation Strategy’s short tax year ending on the closing date), subject to the limitations described below, to offset only a prorated portion of Virtus Growth Allocation Strategy Fund’s capital gains for its tax year, based on the number of days remaining in its tax year after the closing date.
The Reorganization may result in limitations on Virtus Growth Allocation Strategy Fund’s ability to use carryforwards of RidgeWorth Moderate Allocation Strategy (including any carryforward generated in its tax year that ends with the Reorganization). Those limitations will generally apply if the shareholders of RidgeWorth Moderate Allocation Strategy own less than 50% of Virtus Growth Allocation Strategy Fund immediately after the Reorganization, and will be imposed on an annual basis. The Reorganization may result in limitations on Virtus Growth Allocation Strategy Fund’s ability to use unrealized losses inherent in RidgeWorth Moderate Allocation Strategy’s assets at the time of the Reorganization. Losses in excess of the limitation may be carried forward, subject to generally applicable limitations. If applicable, the annual limitation for periods following the Reorganization generally will equal the product of the net asset value of RidgeWorth Moderate Allocation Strategy immediately prior to the Reorganization and the “long-term tax-exempt rate,” published by the Internal Revenue Service (“IRS”), in effect at the time of the Reorganization. This limitation may be prorated in the taxable year of Virtus Growth Allocation Strategy Fund in which the Reorganization occurs based on the number of days remaining after the closing date in such taxable year.
The Reorganization may result in limitations on Virtus Growth Allocation Strategy Fund’s ability, in the post-Reorganization period, to use a portion of its carryforwards. Those limitations will generally apply if the shareholders of Virtus Growth Allocation Strategy Fund own less than 50% of Virtus Growth Allocation Strategy Fund immediately after the Reorganization, and will be imposed on an annual basis. The Reorganization may result in limitations on Virtus Growth Allocation Strategy Fund’s ability to use unrealized capital losses inherent in the tax basis of its assets at the time of the Reorganization. Losses in excess of the limitation may be carried forward, subject to generally applicable limitations. If applicable, the annual limitation for periods following the Reorganization generally will equal the product of the net asset value of Virtus Growth Allocation Strategy Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” as published by the IRS. This limitation may be prorated in the taxable year of Virtus Growth Allocation Strategy Fund in which the Reorganization occurs based on the number of days remaining after the closing date in such taxable year.
If Virtus Growth Allocation Strategy Fund or RidgeWorth Moderate Allocation Strategy has a net unrealized gain inherent in its assets at the time of the Reorganization, then, under certain circumstances, the combined fund may not offset that gain, to the extent realized within five years of the Reorganization, by a carryforward of pre-Reorganization losses (other than a carryforward or capital loss of that fund) or, in certain cases, by a net unrealized loss inherent at the time of the Reorganization in the assets of the other fund.
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As a result of the Reorganization, losses and loss carryforwards will benefit the shareholders of the combined fund, rather than only the shareholders of the fund that incurred them. Even if a particular limitation described above would not be triggered solely by the Reorganization, the limitation may be triggered by the Reorganization and one or more other transactions entered into by RidgeWorth Moderate Allocation Strategy or Virtus Growth Allocation Strategy Fund (including, potentially, another reorganization). By reason of the foregoing rules, taxable shareholders of RidgeWorth Moderate Allocation Strategy may pay more taxes, or pay taxes sooner, than they otherwise would have if the Reorganization did not occur.
Since the Reorganization is not expected to close until mid-2017, the capital loss carryforwards and unrealized gains and losses of the funds may change between now and the completion of the Reorganization. Further, the ability of a fund to use losses (even in the absence of a Reorganization) also depends on factors other than loss limitations, such as the future realization of capital gains or losses.
Reasons for the Proposed Reorganizations and Board Deliberations Regarding the Proposals
Each Reorganization was reviewed by the Board of RidgeWorth Funds, with the advice and assistance of Fund counsel and independent legal counsel to the independent trustees. At a meeting of the Board on December 14, 2016, the Board considered the Reorganization of each Acquired Fund. RidgeWorth and Virtus provided background materials, analyses and other information to the Board in advance of this meeting regarding, among other things, the topics discussed below, including responses to specific requests by the Board, and responded to questions raised by the Board at the meeting. The independent trustees also met among themselves and with their independent counsel to discuss the information provided.
After the Board reviewed, evaluated and discussed the materials, analyses and information provided to it that the Board considered relevant to its deliberations, the Board, including the independent trustees thereof, unanimously approved the Reorganization of each Acquired Fund. The Board, including the independent trustees thereof, also unanimously determined that participation by each Acquired Fund in its corresponding Reorganization would be in the best interests of the Acquired Fund and that the interests of existing shareholders of the Acquired Fund would not be diluted as a result of the Reorganization.
When it considered the proposed Reorganizations, the Board of the Acquired Funds took note of the following factors and considerations:
•
various potential benefits of each Reorganization to the shareholders of the Acquired Funds, including without limitation that:

•
in all cases, except that of the Acquired Allocation Strategies, shareholders will continue to benefit from the expertise of the same portfolio managers who currently manage the Acquired Funds;

•
there are opportunities for increased asset growth and improved economies of scale, over the long term;

•
the Adviser has agreed to contractually limit each Acquired Fund’s total operating expenses for all classes of shares so that, on a net basis, such expenses are expected to be equal to or lower than current operating expenses for at least two years following the closing of the Reorganizations, although the Board noted that total operating expenses could increase after that date unless the expense limitation agreement is continued;

•
the ability to spread fixed costs over a larger combined asset base of Virtus Mutual Funds, which has the potential to result in a reduction in the per share expenses paid by shareholders of the Acquiring Funds over the longer term;

•
the investment advisory fee paid by each Acquiring Fund will be the same as that paid by the corresponding Acquired Fund;

•
the substantially identical investment objectives, principal investment strategies, and principal risks of the Acquired Fund and the Acquiring Fund except as follows:

•
RidgeWorth Moderate Allocation Strategy: The Acquiring Fund corresponding to the RidgeWorth Moderate Allocation Strategy, the Virtus Growth Allocation Strategy Fund, will be managed in accordance with substantially identical investment objectives and principal investment strategies and principal risks to those of RidgeWorth Growth Allocation Strategy.

•
the expected absence of any material unfavorable U.S. federal income tax consequences of the Reorganization (see “Tax Status of the Reorganizations”);

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•
that the costs associated with the Reorganizations will be borne by the Sellers and Virtus and not by the shareholders of the Acquired Funds;

•
the alternatives available to each Acquired Fund if that Acquired Fund, or various Acquired Funds, do not participate in the Reorganization, and the likely less favorable effects on the shareholders of that Acquired Fund of those alternatives;

•
that one or more independent trustees are expected to join the board of trustees of Virtus Asset Trust that includes the Acquiring Funds;

•
the services expected to be provided by any subadvisers to any of the Acquiring Funds, and the related proposed terms; and

•
the expectation, based on undertakings by the Adviser and Virtus, that the conditions of Section 15(f) of the 1940 Act would be satisfied, including a three-year period after the closing of the Reorganizations during which at least 75% of the members of the board of trustees for the Acquiring Funds would remain disinterested within the meaning of the 1940 Act, and a two-year period during which no “unfair burden” would be imposed on the Acquiring Funds.

In their deliberations, the Board of RidgeWorth Funds did not identify any single factor that was paramount or controlling and individual Board members may have attributed different weights to various factors.
In addition to the approval of the Board of RidgeWorth Funds, the Board of Virtus Asset Trust also separately met to consider information provided by RidgeWorth and Virtus concerning the Funds, the Transaction and the proposed Reorganizations. The Board of Virtus Asset Trust, including the independent trustees thereof, also unanimously determined that participation by each Acquiring Fund in its corresponding Reorganization would be in the best interests of the Acquiring Fund and that the interests of any shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization.
Board Recommendation and Required Vote
The Board of RidgeWorth Funds unanimously recommends that shareholders of each Acquired Fund approve the proposed Agreement.
For each Acquired Fund, the Agreement must be approved by the affirmative vote of a majority of the outstanding voting securities of each Fund, as defined in the 1940 Act. A vote of a majority of the outstanding voting securities of the Fund is defined in the 1940 Act as the affirmative vote of the lesser of  (a) 67% or more of the voting securities of the Fund that are present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy at the Meeting; or (b) more than 50% of the outstanding voting securities of the Fund.
If the Agreement is not approved for an Acquired Fund, the Board of RidgeWorth Funds will consider what further action should be taken with respect to the Acquired Fund. The approval of the Reorganization of one Acquired Fund is not conditioned upon the approval of the Reorganization of any other Acquired Fund.
If shareholders approve the Reorganization of an Acquired Fund and the other conditions to closing are met, including closing of the Transaction, then it is anticipated that the Reorganization will occur approximately concurrently with the closing of the Transaction.
Agreement Between RidgeWorth and Virtus Regarding the Reorganizations
On December 16, 2016, Virtus, 100 Pearl Street 2, LLC (“Merger Sub”), a wholly-owned subsidiary of Virtus RidgeWorth Holdings LLC (“RidgeWorth Holdings”), an indirect parent company of RidgeWorth, and Lightyear Fund III AIV-2, L.P., solely in its capacity as a seller representative, entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Virtus will (on the terms and subject to the satisfaction or waiver of the closing conditions in the Merger Agreement) acquire RidgeWorth Holdings by merging Merger Sub with and into RidgeWorth Holdings with RidgeWorth Holdings continuing as the surviving company and a wholly-owned subsidiary of Virtus. As a result of the Transaction, Virtus will own substantially all of the assets related to RidgeWorth’s business of providing investment advisory and investment management services to the Acquired Funds and other clients, including the books and records relating to the Acquired Funds and the investment performance of each Acquired Fund and RidgeWorth will become a wholly-owned subsidiary of Virtus.
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The closing of the Transaction, which is expected to occur in mid-2017, is subject to customary closing conditions, including (i) the receipt of client consents representing revenues that are not less than 77.5% of a baseline revenue amount, (ii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (iii) the absence of any material adverse effect (as defined in the Merger Agreement) on the business of RidgeWorth Holdings and its subsidiaries (including RidgeWorth). The closing of the Reorganizations is expected to occur approximately concurrently with the closing of the Transaction. Under the Merger Agreement, RidgeWorth and Virtus have each agreed, for the minimum time periods specified in Section 15(f) of the 1940 Act and subject to compliance with its respective fiduciary duties, to use reasonable best efforts to satisfy the conditions of Section 15(f). The first condition requires that no “unfair burden” be imposed on the Acquired Funds as a result of the Transaction, or as a result of any express or implied terms, conditions or understandings applicable to the Transaction. Virtus and RidgeWorth have agreed to use reasonable best efforts to refrain from imposing or seeking to impose, for a period of two years after the closing of the Transaction, any “unfair burden” on the Acquiring Funds. The second condition requires that, during the three-year period immediately following the closing of the Transaction, at least 75% of the Acquiring Funds’ Board of Trustees not be “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of RidgeWorth or Virtus. The Acquiring Funds’ Board of Trustees currently satisfies such 75% requirement. Virtus and RidgeWorth have agreed to use reasonable best efforts to refrain from acting in a manner that would prevent the 75% requirement from being met for the three-year period following the close of the Transaction.
Approval of one Reorganization is not expressly conditioned upon the approval of any other Reorganization, but closing of each Reorganization is conditioned upon closing of the Transaction. The client revenue condition for the closing of the Transaction effectively means that even if a Fund’s shareholders approve a Reorganization, it may not be sufficient to satisfy the revenue condition for the closing of the Transaction if shareholders of enough other Acquired Funds do not approve their Reorganization and/or if enough private clients of RidgeWorth do not provide their consent. If the Transaction between Virtus and RidgeWorth is not closed, none of the Reorganizations will take place and the Acquired Funds will continue to operate with RidgeWorth as their investment adviser.
If the shareholders of an Acquired Fund do not approve the Reorganization and the parties to the Transaction proceed to close the Transaction, then the Acquired Fund’s existing investment advisory agreement with RidgeWorth will automatically terminate and an interim advisory agreement with RidgeWorth will go into effect to permit additional time to solicit shareholder approval of the Reorganization. At that point, the Board of RidgeWorth Funds may take any further action it deems to be in the best interest of the Acquired Fund and its shareholders.
Comparison of Investment Advisers and Investment Advisory Fees
About RidgeWorth
RidgeWorth serves as the investment adviser to each of the Acquired Funds and will serve as the investment adviser to each of the Acquiring Funds after the Reorganizations. RidgeWorth is a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”). RidgeWorth oversees the operations of each Acquired Fund according to investment policies and procedures adopted by RidgeWorth Funds. As of December 31, 2016, RidgeWorth managed approximately $40.2 billion in assets. RidgeWorth’s address is 3333 Piedmont Road, Suite 1500, Atlanta, GA 30305.
For the advisory services provided and expenses assumed by it under an investment advisory agreement, RidgeWorth receives an annual advisory fee from each Acquired Fund which is accrued daily and paid monthly. The table below sets forth (1) the effective advisory fee rate payable by each Acquired Fund under the current investment advisory agreement, which reflects the impact of breakpoints, and (2) the advisory fee rate paid by each Acquired Fund during the fiscal year ended March 31, 2016 after expense limitations and fee waivers, if applicable.
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Acquired Fund	Advisory Fee Rate Under Investment Advisory Agreement (as a Percentage of each Fund’s Average Net Assets)	Net Advisory Fee Rate Paid During Most Recent Fiscal Year (as a Percentage of each Fund’s Average Net Assets)
RidgeWorth Ceredex Large Cap Value Equity Fund	0.65%	0.65%(1)
RidgeWorth Ceredex Mid-Cap Value Equity Fund	0.69%	0.69%(1)
RidgeWorth Ceredex Small Cap Value Equity Fund	0.82%	0.82%(1)
RidgeWorth Silvant Large Cap Growth Stock Fund	0.70%	0.69%(1)
RidgeWorth Silvant Small Cap Growth Stock Fund	0.85%	0.85%(1)
RidgeWorth Innovative Growth Stock Fund	0.85%	0.85%(1)
RidgeWorth International Equity Fund	0.85%	0.58%(1)
RidgeWorth Seix Core Bond Fund	0.25%	0.25%(1)
RidgeWorth Seix Corporate Bond Fund	0.40%	0.33%(1)
RidgeWorth Seix Total Return Bond Fund	0.24%	0.24%(1)
RidgeWorth Seix U.S. Mortgage Fund	0.40%	0.37%(1)
RidgeWorth Seix Limited Duration Fund	0.10%	0.10%(1)
RidgeWorth Seix Short-Term Bond Fund	0.40%	0.40%(1)
RidgeWorth Seix U.S. Government Securities Ultra-Short Bond Fund	0.19%	0.19%(1)
RidgeWorth Seix Ultra-Short Bond Fund	0.22%	0.22%(1)
RidgeWorth Seix Floating Rate High Income Fund	0.41%	0.41%(1)
RidgeWorth Seix High Income Fund	0.54%	0.54%(1)
RidgeWorth Seix High Yield Fund	0.44%	0.44%(1)
RidgeWorth Seix Georgia Tax-Exempt Bond Fund	0.50%	0.50%(1)
RidgeWorth Seix High Grade Municipal Bond Fund	0.50%	0.50%(1)
RidgeWorth Seix Investment Grade Tax-Exempt Bond Fund	0.49%	0.49%(1)
RidgeWorth Seix North Carolina Tax-Exempt Bond Fund	0.50%	0.50%(1)
RidgeWorth Seix Short-Term Municipal Bond Fund	0.35%	0.31%(1)
RidgeWorth Seix Virginia Intermediate Municipal Bond Fund	0.50%	0.50%(1)
RidgeWorth Conservative Allocation Strategy	0.10%	0.08%(1)
RidgeWorth Growth Allocation Strategy	0.10%	0.10%(1)
RidgeWorth Moderate Allocation Strategy	0.10%	0.10%(1)

(1)
Net Advisory Fee Rate Paid reflects the effects of any expense limitations and fee waivers by RidgeWorth in effect during the fiscal year ended March 31, 2016.

A discussion regarding the basis for the RidgeWorth Funds’ Board’s approval of the investment advisory agreement for the Acquired Funds is available in the Acquired Funds’ annual reports to shareholders for the fiscal year ended March 31, 2016. A discussion relating to the Board’s most recent approval of the investment advisory agreement for the Acquired Funds will be available in the annual reports to shareholders for the fiscal year ending March 31, 2017.
Under its investment advisory agreement with Virtus Asset Trust on behalf of the Acquiring Funds, RidgeWorth, which will be renamed Virtus Fund Advisers, LLC, will regularly provide investment advice to each of the Acquiring Funds and continuously supervise the investment and reinvestment of cash, securities and other property comprising the assets of each Acquiring Fund. The Acquiring Funds will pay the same advisory fee that the corresponding Acquired Funds currently pay to RidgeWorth.
Pursuant to the Expense Limitation Agreement with the Acquiring Funds, for at least two years following the date of the Reorganizations, the Adviser has contractually agreed to limit the total operating expenses (excluding front-end or contingent deferred loads, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), and acquired fund fees and expenses, if any) of the share classes of the Acquiring Funds so that those expenses do not exceed, on an annualized basis, for a two-year period from the date of the Reorganizations, the lesser of: (1) the expense limits in place for the corresponding share classes of the Acquired Funds as of the date of the Reorganizations; or (2) the gross operating expenses of the corresponding share classes of the Acquired Funds as of a date immediately prior to the Reorganizations. See the “Comparison of Current and Pro Forma Expenses” sections for each Acquired Fund for more details on the RidgeWorth Expense Limitation Agreement.
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A discussion regarding the basis for the Virtus Asset Trust’s Board’s approval of the investment advisory agreement for each of the Acquiring Funds will be available in each Acquiring Fund’s next shareholder report following the close of the Reorganizations.
About Ceredex Value Advisors LLC
Ceredex currently serves as the subadviser for each of RidgeWorth Ceredex Large Cap Value Equity Fund, RidgeWorth Ceredex Mid-Cap Value Equity Fund and RidgeWorth Ceredex Small Cap Value Equity Fund (the “Ceredex Sub-Advised Funds”). Ceredex is a wholly-owned subsidiary of RidgeWorth. Ceredex and RidgeWorth have entered into a written investment subadvisory agreement pursuant to which Ceredex provides sub-advisory services with respect to the Ceredex Sub-Advised Funds, subject to the general oversight of RidgeWorth and the Board of RidgeWorth Funds. For its services under the investment subadvisory agreement, Ceredex is entitled to receive an annual fee paid by RidgeWorth equal to 50% of the net advisory fee paid by each Ceredex Sub-Advised Fund to RidgeWorth. The monthly fee due to Ceredex in respect of a Ceredex Sub-Advised Fund will be reduced in the same proportion as the fee due to RidgeWorth from the Fund for such period as a result of any voluntary or contractual fee waiver observed borne by RidgeWorth in respect of the Fund to which Ceredex has agreed.
Following the Reorganizations, Ceredex will be a wholly-owned subsidiary of Virtus and will serve as the subadviser for each of Virtus Ceredex Large-Cap Value Equity Fund, Virtus Ceredex Mid-Cap Value Equity Fund and Virtus Ceredex Small-Cap Value Equity Fund. Ceredex and the Adviser (to be renamed Virtus Fund Advisers, LLC) will enter into a new investment subadvisory agreement pursuant to which Ceredex will provide subadvisory services to the applicable Acquiring Funds, subject to the general oversight of the Adviser and the Board of Trustees of Virtus Asset Trust. For its services under the new investment subadvisory agreement, the Adviser will pay Ceredex a fee at the rate of 50% of the net advisory fee paid by each Fund for which Ceredex acts as subadviser.
A discussion regarding the basis for the Virtus Asset Trust’s Board’s approval of the investment subadvisory agreement for Virtus Ceredex Large-Cap Value Equity Fund, Virtus Ceredex Mid-Cap Value Equity Fund and Virtus Ceredex Small-Cap Value Equity Fund will be available in the Funds’ next shareholder report following the close of the Reorganizations.
About Seix Investment Advisors LLC
Seix currently serves as the subadviser for each of RidgeWorth Seix Core Bond Fund, RidgeWorth Seix Corporate Bond Fund, RidgeWorth Seix Total Return Bond Fund, RidgeWorth Seix U.S. Mortgage Fund, RidgeWorth Seix Limited Duration Fund, RidgeWorth Seix Short-Term Bond Fund, RidgeWorth Seix U.S. Government Securities Ultra-Short Bond Fund, RidgeWorth Seix Ultra-Short Bond Fund, RidgeWorth Seix Floating Rate High Income Fund, RidgeWorth Seix High Income Fund, RidgeWorth Seix High Yield Fund, RidgeWorth Seix Georgia Tax-Exempt Bond Fund, RidgeWorth Seix High Grade Municipal Bond Fund, RidgeWorth Seix Investment Grade Tax-Exempt Bond Fund, RidgeWorth Seix North Carolina Tax-Exempt Bond Fund, RidgeWorth Seix Short-Term Municipal Bond Fund and RidgeWorth Seix Virginia Intermediate Municipal Bond Fund (the “Seix Sub-Advised Funds”). Seix is a wholly-owned subsidiary of RidgeWorth. Seix and RidgeWorth have entered into a written investment subadvisory agreement pursuant to which Seix provides sub-advisory services with respect to the Seix Sub-Advised Funds, subject to the general oversight of RidgeWorth and the Board of RidgeWorth Funds. For its services under the investment subadvisory agreement, Seix is entitled to receive an annual fee paid by RidgeWorth equal to 50% of the net advisory fee paid by each Seix Sub-Advised Fund to RidgeWorth. The monthly fee due to Seix in respect of a Seix Sub-Advised Fund will be reduced in the same proportion as the fee due to RidgeWorth from the Fund for such period as a result of any voluntary or contractual fee waiver observed borne by RidgeWorth in respect of the Fund to which Seix has agreed.
Following the Reorganizations, Seix will be a wholly-owned subsidiary of Virtus and will serve as the subadviser for each of Virtus Seix Core Bond Fund, Virtus Seix Corporate Bond Fund, Virtus Seix Total Return Bond Fund, Virtus Seix U.S. Mortgage Fund, Virtus Seix Limited Duration Fund, Virtus Seix Short-Term Bond Fund, Virtus Seix U.S. Government Securities Ultra-Short Bond Fund, Virtus Seix Ultra-Short Bond Fund, Virtus Seix Floating Rate High Income Fund, Virtus Seix High Income Fund, Virtus Seix High Yield Fund, Virtus Seix Georgia Tax-Exempt Bond Fund, Virtus Seix High Grade Municipal Bond Fund, Virtus Seix Investment Grade Tax-Exempt Bond Fund, Virtus Seix North Carolina Tax-Exempt Bond Fund, Virtus Seix Short-Term Municipal Bond Fund and Virtus Seix Virginia Intermediate Municipal Bond Fund. Seix and the Adviser (to be renamed Virtus Fund Advisers, LLC) will enter into a new investment subadvisory agreement pursuant to which Ceredex will provide sub-advisory services to the applicable Acquiring Funds, subject to the general oversight of the Adviser and the Board of Virtus Asset Trust. For its services under the new investment subadvisory agreement, the Adviser will pay Seix a fee at the rate of 50% of the net advisory fee paid by each Fund for which Seix acts as subadviser.
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A discussion regarding the basis for the Virtus Asset Trust’s Board’s approval of the investment subadvisory agreement for Virtus Seix Core Bond Fund, Virtus Seix Corporate Bond Fund, Virtus Seix Total Return Bond Fund, Virtus Seix U.S. Mortgage Fund, Virtus Seix Limited Duration Fund, Virtus Seix Short-Term Bond Fund, Virtus Seix U.S. Government Securities Ultra-Short Bond Fund, Virtus Seix Ultra-Short Bond Fund, Virtus Seix Floating Rate High Income Fund, Virtus Seix High Income Fund, Virtus Seix High Yield Fund, Virtus Seix Georgia Tax-Exempt Bond Fund, Virtus Seix High Grade Municipal Bond Fund, Virtus Seix Investment Grade Tax-Exempt Bond Fund, Virtus Seix North Carolina Tax-Exempt Bond Fund, Virtus Seix Short-Term Municipal Bond Fund and Virtus Seix Virginia Intermediate Municipal Bond Fund will be available in the Funds’ next shareholder report following the close of the Reorganizations.
About Silvant Capital Management LLC
Silvant currently serves as the subadviser for each of RidgeWorth Silvant Large Cap Growth Stock Fund and RidgeWorth Silvant Small Cap Growth Stock Fund (the “Silvant Sub-Advised Funds”). Silvant is a wholly-owned subsidiary of RidgeWorth. Silvant and RidgeWorth have entered into a written investment subadvisory agreement pursuant to which Silvant provides sub-advisory services with respect to the Silvant Sub-Advised Funds, subject to the general oversight of RidgeWorth and the Board of RidgeWorth Funds. For its services under the investment subadvisory agreement, Silvant is entitled to receive an annual fee paid by RidgeWorth equal to 50% of the net advisory fee paid by each Silvant Sub-Advised Fund to RidgeWorth. The monthly fee due to Silvant in respect of a Silvant Sub-Advised Fund will be reduced in the same proportion as the fee due to RidgeWorth from the Fund for such period as a result of any voluntary or contractual fee waiver observed borne by RidgeWorth in respect of the Fund to which Silvant has agreed.
Following the Reorganizations, Silvant will be a wholly-owned subsidiary of Virtus and will serve as the subadviser for each of Virtus Silvant Large-Cap Growth Stock Fund and Virtus Silvant Small-Cap Growth Stock Fund. Silvant and the Adviser (to be renamed Virtus Fund Advisers, LLC) will enter into a new investment subadvisory agreement pursuant to which Silvant will provide sub-advisory services to the Funds, subject to the general oversight of the Adviser and the Board of Virtus Asset Trust. For its services under the new investment subadvisory agreement, the Adviser will pay Silvant a fee at the rate of 50% of the net advisory fee paid by each Fund for which Silvant acts as subadviser.
A discussion regarding the basis for the Virtus Asset Trust’s Board’s approval of the investment subadvisory agreement for Virtus Silvant Large-Cap Growth Stock Fund and Virtus Silvant Small-Cap Growth Stock Fund will be available in the Funds’ next shareholder report following the close of the Reorganizations.
About WCM Investment Management
WCM currently serves as the subadviser for RidgeWorth International Equity Fund. WCM is entirely owned by management and other employees of WCM. WCM and RidgeWorth have entered into an investment subadvisory agreement (the “WCM Subadvisory Agreement”), pursuant to which WCM provides sub-advisory services with respect to RidgeWorth International Equity Fund, subject to the general oversight of RidgeWorth and the Board of RidgeWorth Funds. For its services under the investment subadvisory agreement, WCM is entitled to receive an annual fee paid by RidgeWorth equal to a specified percentage of the net advisory fee paid by RidgeWorth International Equity Fund to RidgeWorth, based on the Fund’s average daily net assets as follows: 60% of the first $500 million; 62% of the next $500 million; 63% of the next $4 billion; and 65% in excess of  $5 billion of the net advisory fee paid by RidgeWorth International Equity Fund to RidgeWorth.
Following the Reorganizations, [WCM] is expected to serve as the subadviser for the Virtus WCM International Equity Fund. [WCM] and the Adviser (to be renamed Virtus Fund Advisers, LLC) are expected to enter into a new investment subadvisory agreement pursuant to which [WCM] will provide sub-advisory services to the Virtus WCM International Equity Fund, subject to the general oversight of the Adviser and the Board of Virtus Asset Trust. For its services under the new investment subadvisory agreement, the Adviser will pay [WCM] [an annual fee paid by the Adviser equal to a specified percentage of the net advisory fee paid by Virtus WCM International Equity Fund to the Adviser, based on the Fund’s average daily net assets as follows: 60% of the first $500 million; 62% of the next $500 million; 63% of the next $4 billion; and 65% in excess of  $5 billion of the net advisory fee paid by the Fund to Ridgeworth].
A discussion regarding the basis for the Virtus Asset Trust’s Board’s approval of the investment subadvisory agreement for Virtus WCM International Equity Fund will be available in the Fund’s next shareholder report following the close of the Reorganization.
About Zevenbergen Capital Investments LLC
ZCI currently serves as the subadviser for the RidgeWorth Innovative Growth Stock Fund. ZCI is a minority-owned subsidiary of RidgeWorth. ZCI and RidgeWorth have entered into a written investment subadvisory agreement pursuant to
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which ZCI provides sub-advisory services with respect to the RidgeWorth Innovative Growth Stock Fund, subject to the general oversight of RidgeWorth and the Board of RidgeWorth Funds. For its services under the investment subadvisory agreement, ZCI is entitled to receive a fee paid by RidgeWorth at an annual rate of 0.44% based on the average daily net assets of the RidgeWorth Innovative Growth Stock Fund, which is calculated daily and paid quarterly by RidgeWorth. The monthly fee due to ZCI in respect of the RidgeWorth Innovative Growth Stock Fund will be reduced in the same proportion as the fee due to RidgeWorth from the Fund for such period as a result of any voluntary or contractual fee waiver or reimbursement observed borne by RidgeWorth in respect of the Fund to which ZCI has agreed.
Following the Reorganization, [ZCI] will be minority-owned subsidiary of Virtus and is expected to serve as the subadviser for the Virtus Zevenbergen Innovative Growth Stock Fund. [ZCI] and the Adviser (to be renamed Virtus Fund Advisers, LLC) are expected to enter into a new investment subadvisory agreement pursuant to which [ZCI] will provide sub-advisory services to the Virtus Zevenbergen Innovative Growth Stock Fund, subject to the general oversight of the Adviser and the Board of Virtus Asset Trust. For its services under the new investment subadvisory agreement, the Adviser will pay [ZCI] a fee at the rate of 0.44 % of the net advisory fee paid by Virtus Zevenbergen Innovative Growth Stock Fund.
A discussion regarding the basis for the Virtus Asset Trust’s Board’s approval of the investment subadvisory agreement for Virtus Zevenbergen Innovative Growth Stock Fund will be available in the Fund’s’ next shareholder report following the close of the Reorganization.
Manager of Managers Structure — Acquiring Funds
Virtus Asset Trust has received an exemptive order from the SEC that will permit the Adviser, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new unaffiliated subadviser or a wholly-owned subadviser, for an Acquiring Fund pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.
Comparison of Other Principal Service Providers
The following table lists the principal service providers for the Acquired Funds and those expected to serve the Acquiring Funds following the closing of the Reorganizations.
Service Provider	Acquired Funds	Acquiring Funds
Principal Underwriter and Distributor	Foreside Funds Distributors LLC	VP Distributors, LLC
Administrator and Fund Accountant	State Street Bank and Trust Company	Virtus Fund Services, LLC*
Transfer Agent	Boston Financial Data Services, Inc.	Virtus Fund Services, LLC*
Custodian	State Street Bank and Trust Company	State Street Bank and Trust Company
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP	[PricewaterhouseCoopers LLP]

*
Virtus Fund Services, LLC may engage other firms to provide administrative, fund accounting and transfer agency services to the Acquiring Funds. These firms, if any, may change from time to time.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend a Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
97

PROXY VOTING AND SHAREHOLDER MEETING INFORMATION
Voting.   Shareholders of record of each Acquired Fund on ___ __, 201_ (the “Record Date”) are entitled to vote at the Meeting. With respect to the proposal, shareholders of each Acquired Fund are entitled to one vote for each dollar of NAV. All share classes of an Acquired Fund will vote together as one class on the Acquired Fund’s proposed Reorganization. The total number of shares of each class of each Acquired Fund outstanding and entitled to vote as of the close of business on the Record Date are set forth below.
Acquired Fund	Class A	Class C	Class R	Class I	Class IS
RidgeWorth Ceredex Large Cap Value Equity Fund
RidgeWorth Ceredex Mid-Cap Value Equity Fund
RidgeWorth Ceredex Small Cap Value Equity Fund
RidgeWorth Silvant Large Cap Growth Stock Fund
RidgeWorth Silvant Small Cap Growth Stock Fund
RidgeWorth Innovative Growth Stock Fund
RidgeWorth International Equity Fund
RidgeWorth Seix Core Bond Fund
RidgeWorth Seix Corporate Bond Fund
RidgeWorth Seix Total Return Bond Fund
RidgeWorth Seix U.S. Mortgage Fund
RidgeWorth Seix Limited Duration Fund
RidgeWorth Seix Short-Term Bond Fund
RidgeWorth Seix U.S. Government Securities Ultra-Short Bond Fund
RidgeWorth Seix Ultra-Short Bond Fund
RidgeWorth Seix Floating Rate High Income Fund
RidgeWorth Seix High Income Fund
RidgeWorth Seix High Yield Fund
RidgeWorth Seix Georgia Tax-Exempt Bond Fund
RidgeWorth Seix High Grade Municipal Bond Fund
RidgeWorth Seix Investment Grade Tax-Exempt Bond Fund
RidgeWorth Seix North Carolina Tax-Exempt Bond Fund
RidgeWorth Seix Short-Term Municipal Bond Fund
RidgeWorth Seix Virginia Intermediate Municipal Bond Fund
RidgeWorth Conservative Allocation Strategy
RidgeWorth Growth Allocation Strategy
RidgeWorth Moderate Allocation Strategy
Shareholder Approval.   Assuming a quorum is present, each proposal will be approved by the affirmative “vote of a majority of the outstanding voting securities” of each Acquired Fund, as such phrase is defined in the 1940 Act. The “vote of a majority of the outstanding voting securities” means the affirmative vote of the lesser of  (i) 67% or more of the outstanding voting securities present at the meeting if more than 50% of the outstanding voting securities are present in person or by proxy or (ii) more than 50% of the outstanding voting securities.
Shareholder Instructions.   The giving of a proxy will not affect your right to vote in person should you decide to attend the Meeting. To vote proxies or submit voting instructions by mail, please mark, sign, date, and return all of the enclosed proxy card(s) following the instructions printed on the card. You may also record your vote via the Internet or telephone. To use the Internet, please access the Internet address listed on your proxy card and/or voting instruction card and follow the instructions on the website. To record your vote via automated telephone service, call the toll-free number listed on your proxy card and/or voting instruction card.
As the Meeting date approaches, you may receive a telephone call from a representative of [Insert name of proxy solicitor] if you have not yet provided voting instructions. Proxy cards and voting instruction cards that are obtained telephonically will be recorded in accordance with the procedures described below.
In all cases where a telephonic proxy or voting instruction is solicited, the [Insert name of proxy solicitor] representative is required to ask for your full name and address, or the zip code or employer identification number, and to confirm that you have received the notice of Internet availability in the mail. If the shareholder is a corporation or other entity, the [Insert name of proxy solicitor] representative is required to ask for the person’s title and confirmation that the person is authorized to direct the
98

voting of the shares. If the information solicited agrees with the information provided to [Insert name of proxy solicitor], then the [Insert name of proxy solicitor] representative has the responsibility to explain the process, read the proposals, as applicable, listed on the proxy card and ask for your instructions on the proposals, as applicable. Although the [Insert name of proxy solicitor] representative is permitted to answer questions about the process, he or she is not permitted to recommend to you how to vote, other than to read any recommendation set forth in this combined prospectus/proxy statement. [Insert name of proxy solicitor] will record your instructions on the applicable card. If your vote is taken over the telephone by a [Insert name of proxy solicitor] representative you will be sent a letter to confirm your instructions. If your instructions are not correctly reflected in the confirmation letter, call [Insert name of proxy solicitor] immediately for assistance. You can call [Insert name of proxy solicitor] with any additional questions at [1-___-___-____].
Manner of Voting Proxies; Quorum.   Votes cast by proxy or in person at the Meeting will be counted by one or more persons appointed by RidgeWorth Funds to act as inspectors of election for the Meeting. The inspectors of election will count the total number of votes cast “for” approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. In determining whether a quorum is present, the inspectors of election will count shares represented by proxies that reflect abstentions, “broker non-votes,” and the withholding of authority to vote as shares that are present and entitled to vote. For purposes of each proposal, abstentions and “broker non-votes” will have the same effect as a vote against the proposal.
“Broker non-votes” are, with respect to a proposal, shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted, but for which a broker or nominee returns the proxy card or otherwise votes without actually voting on such proposal. RidgeWorth Funds may request that selected brokers or nominees return proxies in respect of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.
For each Acquired Fund, a majority of the shares entitled to vote on a proposal shall constitute a quorum for the transaction of business on that matter at the Meeting.
Shareholder Proxies.   If you properly authorize your proxy by Internet or telephone, or by executing and returning the enclosed proxy card by mail, and the proxy is not subsequently revoked, your vote will be cast at the Meeting and at any postponement or adjournment thereof. If you give instructions, your vote will be cast in accordance with your instructions. If you return a signed proxy card without instructions, your vote will be cast in favor of each proposal for which you are entitled to vote. Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing the adjournment of the Meeting with respect to one or more proposals in the event that sufficient votes in favor of any proposal are not received. If not all proposals affect each Acquired Fund, you will be entitled to cast votes and authorize proxies on only those proposals affecting the Acquired Fund for which you are a shareholder.
If you intend to vote in person at the Meeting, please call [1-800-__-__] to obtain important information regarding your attendance at the Meeting, including directions.
Revoking a Shareholder’s Proxy.   You may revoke your voting instructions by submitting a subsequent voting instruction card before the Meeting, by telephone or via the Internet before the Meeting, by timely written notice, or by attending and providing voting instructions at the Meeting.
Solicitation of Proxies.   The Board of each Acquired Fund is asking for your voting instructions and for you to provide your voting instructions as promptly as possible. RidgeWorth and Virtus have retained, at their expense, [Insert name of proxy solicitor] to assist in printing and mailing the prospectus/proxy statement materials and the solicitation of proxies, for which they expect to pay proxy solicitation fees and additional out-of-pocket expenses of approximately [$___ million].
Shareholder Proposals.   The Acquired Funds do not hold annual meetings of shareholders. Shareholders who wish to make a proposal not involving the nomination of a person for election as a trustee at an Acquired Fund’s next meeting that may be included in the Acquired Fund’s proxy materials must notify the relevant Acquired Fund a reasonable amount of time before the Acquired Fund begins to print and mail its proxy materials. The fact that an Acquired Fund receives such a shareholder proposal in a timely manner does not ensure inclusion of the proposal in the proxy materials, because there are other requirements in the proxy rules relating to such inclusion.
Dissenters’ Right of Appraisal.   You do not have appraisal or dissenters’ rights.
99

Other Business.   The Board of RidgeWorth Funds does not know of any matters to be presented at the Meeting other than the Reorganizations. However, if any other matters properly come before the Meeting, it is the RidgeWorth Funds’ Board’s intention that proxies which do not contain specific restrictions to the contrary will be voted on such other matters in accordance with the judgment of the persons named as proxies in the enclosed proxy card and/or voting card instruction.
Adjournment.   If the quorum required for the Meeting has not been met for any Acquired Fund, the persons named as proxies may propose adjournment of the Meeting and vote all shares that they are entitled to vote in favor of such adjournment. If the quorum required for the Meeting has been met, but sufficient votes in favor of one or more proposals are not received by the time scheduled for the Meeting, then the persons named as proxies may move for one or more adjournments of the Meeting as to one or more proposals to allow further solicitation of shareholders. For each Acquired Fund, the Meeting may be adjourned, whether or not a quorum is present, by the vote of a majority of the shares present in person or represented by proxy at the Meeting. The persons named as proxies will vote in favor of adjournment with respect to a proposal those shares they are entitled to vote in favor of such proposal. They will vote against any such adjournment those shares they are required to vote against such proposal. The costs of any additional solicitation and of any adjournment will be borne in the same manner as the other expenses associated with the proposals described herein.
100

CAPITALIZATION AND OWNERSHIP OF FUND SHARES
Capitalization of Acquired Funds and Acquiring Funds
Each Acquiring Fund will be the successor to the accounting and performance information of the corresponding Acquired Fund after consummation of the Reorganizations. Only pro forma capitalization information is shown for the Acquiring Funds because the Acquiring Funds will not commence investment operations until the completion of the Reorganizations. The following table shows the capitalization as of ____ ___, 201__ for each Acquired Fund and, with respect to each Acquiring Fund, on a pro forma basis, assuming the Reorganizations had taken place as of that date and that the Fund’s assets were valued based upon the Fund’s respective valuation procedures.
Current and Pro Forma Capitalization of each Acquired Fund and each Acquiring Fund
RidgeWorth Ceredex Large Cap Value Equity Fund (Acquired Fund) into Virtus Ceredex Large-Cap Value Equity Fund (Acquiring Fund)
	Acquired Fund	Adjustments(a)	Acquiring Fund (Pro Forma)
Net Assets (in 000s)
Class A	$361,133	—	$361,133
Class C	$19,056	—	$19,056
Class I	$1,485,812	—	$1,485,812
Class IS	$302,587	—	$302,587
Total Net Assets	$2,168,589	—	$2,168,589
Net Asset Value Per Share
Class A	$16.43	—	$16.43
Class C	$16.07	—	$16.07
Class I	$16.55	—	$16.55
Class IS	$16.60	—	$16.60
Shares Outstanding (in 000s)
Class A	21,986.1	—	21,986.1
Class C	1,185.9	—	1,185.9
Class I	89,792.4	—	89,792.4
Class IS	18,229.5	—	18,229.5
Total Shares Outstanding	131,193.9	—	131,193.9

(a)
The Sellers and Virtus will bear 100% of the expenses of the Reorganizations, which are estimated to be approximately $____. As a result, there are no pro forma adjustments to net assets with respect to costs of the Reorganizations.

RidgeWorth Ceredex Mid-Cap Value Equity Fund (Acquired Fund) into Virtus Ceredex Mid-Cap Value Equity Fund (Acquiring Fund)
	Acquired Fund	Adjustments(a)	Acquiring Fund (Pro Forma)
Net Assets (in 000s)
Class A	$375,025	—	$375,025
Class C	$54,880	—	$54,880
Class I	$2,634,234	—	$2,634,234
Class IS	$250,732	—	$250,732
Total Net Assets	$3,314,872	—	$3,314,872
Net Asset Value Per Share
Class A	$13.64	—	$13.64
Class C	$13.35	—	$13.35
Class I	$13.77	—	$13.77
Class IS	$13.77	—	$13.77
Shares Outstanding (in 000s)
Class A	27,503.2	—	27,503.2
Class C	4,110.5	—	4,110.5
Class I	191,346.3	—	191,346.3
Class IS	18,207.6	—	18,207.6
Total Shares Outstanding	241,167.6	—	241,167.6

(a)
The Sellers and Virtus will bear 100% of the expenses of the Reorganizations, which are estimated to be approximately $____. As a result, there are no pro forma adjustments to net assets with respect to costs of the Reorganizations.

101

RidgeWorth Ceredex Small Cap Value Equity Fund (Acquired Fund) into Virtus Ceredex Small-Cap Value Equity Fund (Acquiring Fund)
	Acquired Fund	Adjustments(a)	Acquiring Fund (Pro Forma)
Net Assets (in 000s)
Class A	$125,433	—	$125,433
Class C	$26,942	—	$26,942
Class I	$800,131	—	$800,131
Total Net Assets	$952,506	—	$952,506
Net Asset Value Per Share
Class A	$12.43	—	$12.43
Class C	$11.32	—	$11.32
Class I	$12.82	—	$12.82
Shares Outstanding (in 000s)
Class A	10,095.2	—	10,095.2
Class C	2,379.0	—	2,379.0
Class I	62,419.1	—	62,419.1
Total Shares Outstanding	74,893.2	—	74,893.2

(a)
The Sellers and Virtus will bear 100% of the expenses of the Reorganizations, which are estimated to be approximately $____. As a result, there are no pro forma adjustments to net assets with respect to costs of the Reorganizations.

RidgeWorth Silvant Large Cap Growth Stock Fund (Acquired Fund) into Virtus Silvant Large-Cap Growth Stock Fund (Acquiring Fund)
	Acquired Fund	Adjustments(a)	Acquiring Fund (Pro Forma)
Net Assets (in 000s)
Class A	$57,676	—	$57,676
Class C	$35,338	—	$35,338
Class I	$91,536	—	$91,536
Class IS	$27,732	—	$27,732
Total Net Assets	$212,281	—	$212,281
Net Asset Value Per Share
Class A	$6.69	—	$6.69
Class C	$4.29	—	$4.29
Class I	$8.27	—	$8.27
Class IS	$8.30	—	$8.30
Shares Outstanding (in 000s)
Class A	8,622.2	—	8,622.2
Class C	8,229.1	—	8,229.1
Class I	11,064.3	—	11,064.3
Class IS	3,342.1	—	3,342.1
Total Shares Outstanding	31,257.7	—	31,257.7

(a)
The Sellers and Virtus will bear 100% of the expenses of the Reorganizations, which are estimated to be approximately $____. As a result, there are no pro forma adjustments to net assets with respect to costs of the Reorganizations.

102

RidgeWorth Silvant Small Cap Growth Stock Fund (Acquired Fund) into Virtus Silvant Small-Cap Growth Stock Fund (Acquiring Fund)
	Acquired Fund	Adjustments(a)	Acquiring Fund (Pro Forma)
Net Assets (in 000s)
Class A	$6,886	—	$6,886
Class C	$4,786	—	$4,786
Class I	$29,627	—	$29,627
Class IS	$3,588	—	$3,588
Total Net Assets	$44,888	—	$44,888
Net Asset Value Per Share
Class A	$7.05	—	$7.05
Class C	$3.27	—	$3.27
Class I	$8.66	—	$8.66
Class IS	$8.74	—	$8.74
Shares Outstanding (in 000s)
Class A	977.4	—	977.4
Class C	1,464.1	—	1,464.1
Class I	3,421.0	—	3,421.0
Class IS	410.6	—	410.6
Total Shares Outstanding	6,273.1	—	6,273.1

(a)
The Sellers and Virtus will bear 100% of the expenses of the Reorganizations, which are estimated to be approximately $____. As a result, there are no pro forma adjustments to net assets with respect to costs of the Reorganizations.

RidgeWorth Innovative Growth Stock Fund (Acquired Fund) into Virtus Zevenbergen Innovative Growth Stock Fund (Acquiring Fund)
	Acquired Fund	Adjustments(a)	Acquiring Fund (Pro Forma)
Net Assets (in 000s)
Class A	$5,811	—	$5,811
Class I	$12,550	—	$12,550
Total Net Assets	$18,361	—	$18,361
Net Asset Value Per Share
Class A	$16.51	—	$16.51
Class I	$17.32	—	$17.32
Shares Outstanding (in 000s)
Class A	352.0	—	352.0
Class I	724.4	—	724.4
Total Shares Outstanding	1,076.4	—	1,076.4

(a)
The Sellers and Virtus will bear 100% of the expenses of the Reorganizations, which are estimated to be approximately $____. As a result, there are no pro forma adjustments to net assets with respect to costs of the Reorganizations.

103

RidgeWorth International Equity Fund (Acquired Fund) into Virtus WCM International Equity Fund (Acquiring Fund)
	Acquired Fund	Adjustments(a)	Acquiring Fund (Pro Forma)
Net Assets (in 000s)
Class A	$16,435	—	$16,435
Class I	$48,438	—	$48,438
Class IS	$6,749	—	$6,749
Total Net Assets	$71,623	—	$71,623
Net Asset Value Per Share
Class A	$9.07	—	$9.07
Class I	$9.20	—	$9.20
Class IS	$9.21	—	$9.21
Shares Outstanding (in 000s)
Class A	1,811.8	—	1,811.8
Class I	5,264.7	—	5,264.7
Class IS	733.2	—	733.2
Total Shares Outstanding	7,809.6	—	7,809.6

(a)
The Sellers and Virtus will bear 100% of the expenses of the Reorganizations, which are estimated to be approximately $____. As a result, there are no pro forma adjustments to net assets with respect to costs of the Reorganizations.

RidgeWorth Seix Core Bond Fund (Acquired Fund) into Virtus Seix Core Bond Fund (Acquiring Fund)
	Acquired Fund	Adjustments(a)	Acquiring Fund (Pro Forma)
Net Assets (in 000s)
Class A	$10,094	—	$10,094
Class R	$3,381	—	$3,381
Class I	$215,401	—	$215,401
Class IS	$1,213	—	$1,213
Total Net Assets	$230,088	—	$230,088
Net Asset Value Per Share
Class A	$10.53	—	$10.53
Class R	$10.54	—	$10.54
Class I	$10.53	—	$10.53
Class IS	$10.53	—	$10.53
Shares Outstanding (in 000s)
Class A	958.7	—	958.7
Class R	320.8	—	320.8
Class I	20,453.4	—	20,453.4
Class IS	115.1	—	115.1
Total Shares Outstanding	21,848.1	—	21,848.1

(a)
The Sellers and Virtus will bear 100% of the expenses of the Reorganizations, which are estimated to be approximately $____. As a result, there are no pro forma adjustments to net assets with respect to costs of the Reorganizations.

104

RidgeWorth Seix Corporate Bond Fund (Acquired Fund) into Virtus Seix Corporate Bond Fund (Acquiring Fund)
	Acquired Fund	Adjustments(a)	Acquiring Fund (Pro Forma)
Net Assets (in 000s)
Class A	$593	—	$593
Class C	$7,670	—	$7,670
Class I	$12,121	—	$12,121
Total Net Assets	$20,384	—	$20,384
Net Asset Value Per Share
Class A	$8.61	—	$8.61
Class C	$8.57	—	$8.57
Class I	$8.57	—	$8.57
Shares Outstanding (in 000s)
Class A	68.9	—	68.9
Class C	894.9	—	894.9
Class I	1,413.9	—	1,413.9
Total Shares Outstanding	2,377.7	—	2,377.7

(a)
The Sellers and Virtus will bear 100% of the expenses of the Reorganizations, which are estimated to be approximately $____. As a result, there are no pro forma adjustments to net assets with respect to costs of the Reorganizations.

RidgeWorth Seix Total Return Bond Fund (Acquired Fund) into Virtus Seix Total Return Bond Fund (Acquiring Fund)
	Acquired Fund	Adjustments(a)	Acquiring Fund (Pro Forma)
Net Assets (in 000s)
Class A	$28,068	—	$28,068
Class R	$44,774	—	$44,774
Class I	$789,879	—	$789,879
Class IS	$106,255	—	$106,255
Total Net Assets	$968,975	—	$968,975
Net Asset Value Per Share
Class A	$10.74	—	$10.74
Class R	$10.39	—	$10.39
Class I	$10.39	—	$10.39
Class IS	$10.39	—	$10.39
Shares Outstanding (in 000s)
Class A	2,613.3	—	2,613.3
Class R	4,308.8	—	4,308.8
Class I	76,029.9	—	76,029.9
Class IS	10,225.8	—	10,225.8
Total Shares Outstanding	93,177.8	—	93,177.8

(a)
The Sellers and Virtus will bear 100% of the expenses of the Reorganizations, which are estimated to be approximately $____. As a result, there are no pro forma adjustments to net assets with respect to costs of the Reorganizations.

105

RidgeWorth Seix U.S. Mortgage Fund (Acquired Fund) into Virtus Seix U.S. Mortgage Fund (Acquiring Fund)
	Acquired Fund	Adjustments(a)	Acquiring Fund (Pro Forma)
Net Assets (in 000s)
Class A	$6,894	—	$6,894
Class C	$4,491	—	$4,491
Class I	$18,576	—	$18,576
Total Net Assets	$29,962	—	$29,962
Net Asset Value Per Share
Class A	$11.07	—	$11.07
Class C	$11.09	—	$11.09
Class I	$11.10	—	$11.10
Shares Outstanding (in 000s)
Class A	622.6	—	622.6
Class C	404.8	—	404.8
Class I	1,674.3	—	1,674.3
Total Shares Outstanding	2,701.6	—	2,701.6

(a)
The Sellers and Virtus will bear 100% of the expenses of the Reorganizations, which are estimated to be approximately $____. As a result, there are no pro forma adjustments to net assets with respect to costs of the Reorganizations.

RidgeWorth Seix Limited Duration Fund (Acquired Fund) into Virtus Seix Limited Duration Fund (Acquiring Fund)
	Acquired Fund	Adjustments(a)	Acquiring Fund (Pro Forma)
Net Assets (in 000s)
Class I	$6,710	—	$6,710
Total Net Assets	$6,710	—	$6,710
Net Asset Value Per Share
Class I	$9.92	—	$9.92
Shares Outstanding (in 000s)
Class I	676.4	—	676.4
Total Shares Outstanding	676.4	—	676.4

(a)
The Sellers and Virtus will bear 100% of the expenses of the Reorganizations, which are estimated to be approximately $____. As a result, there are no pro forma adjustments to net assets with respect to costs of the Reorganizations.

RidgeWorth Seix Short-Term Bond Fund (Acquired Fund) into Virtus Seix Short-Term Bond Fund (Acquiring Fund)
	Acquired Fund	Adjustments(a)	Acquiring Fund (Pro Forma)
Net Assets (in 000s)
Class A	$2,341	—	$2,341
Class C	$1,583	—	$1,583
Class I	$52,893	—	$52,893
Total Net Assets	$56,817	—	$56,817
Net Asset Value Per Share
Class A	$9.94	—	$9.94
Class C	$9.94	—	$9.94
Class I	$9.92	—	$9.92
Shares Outstanding (in 000s)
Class A	235.4	—	235.4
Class C	159.3	—	159.3
Class I	5,332.7	—	5,332.7
Total Shares Outstanding	5,727.4	—	5,727.4

(a)
The Sellers and Virtus will bear 100% of the expenses of the Reorganizations, which are estimated to be approximately $____. As a result, there are no pro forma adjustments to net assets with respect to costs of the Reorganizations.

106

RidgeWorth Seix U.S. Government Securities Ultra-Short Bond Fund (Acquired Fund) into Virtus Seix U.S. Government Securities Ultra-Short Bond Fund (Acquiring Fund)
	Acquired Fund	Adjustments(a)	Acquiring Fund (Pro Forma)
Net Assets (in 000s)
Class I	$1,390,658	—	$1,390,658
Class IS	$11,699	—	$11,699
Total Net Assets	$1,402,356	—	$1,402,356
Net Asset Value Per Share
Class I	$10.02	—	$10.02
Class IS	$10.03	—	$10.03
Shares Outstanding (in 000s)
Class I	138,787.4	—	138,787.4
Class IS	1,166.3	—	1,166.3
Total Shares Outstanding	139,953.7	—	139,953.7

(a)
The Sellers and Virtus will bear 100% of the expenses of the Reorganizations, which are estimated to be approximately $____. As a result, there are no pro forma adjustments to net assets with respect to costs of the Reorganizations.

RidgeWorth Ultra-Short Bond Fund (Acquired Fund) into Virtus Seix Ultra-Short Bond Fund (Acquiring Fund)
	Acquired Fund	Adjustments(a)	Acquiring Fund (Pro Forma)
Net Assets (in 000s)
Class I	$131,693	—	$131,693
Total Net Assets	$131,693	—	$131,693
Net Asset Value Per Share
Class I	$9.95	—	$9.95
Shares Outstanding (in 000s)
Class I	13,237.1	—	13,237.1
Total Shares Outstanding	13,237.1	—	13,237.1

(a)
The Sellers and Virtus will bear 100% of the expenses of the Reorganizations, which are estimated to be approximately $____. As a result, there are no pro forma adjustments to net assets with respect to costs of the Reorganizations.

RidgeWorth Seix Floating Rate High Income Fund (Acquired Fund) into Virtus Seix Floating Rate High Income Fund (Acquiring Fund)
	Acquired Fund	Adjustments(a)	Acquiring Fund (Pro Forma)
Net Assets (in 000s)
Class A	$158,793	—	$158,793
Class C	$55,825	—	$55,825
Class I	$3,705,337	—	$3,705,337
Class IS	$1,090,621	—	$1,090,621
Total Net Assets	$5,010,576	—	$5,010,576
Net Asset Value Per Share
Class A	$8.75	—	$8.75
Class C	$8.75	—	$8.75
Class I	$8.74	—	$8.74
Class IS	$8.75	—	$8.75
Shares Outstanding (in 000s)
Class A	18,156.5	—	18,156.5
Class C	6,381.8	—	6,381.8
Class I	423,725.6	—	423,725.6
Class IS	124,653.7	—	124,653.7
Total Shares Outstanding	572,917.6	—	572,917.6

(a)
The Sellers and Virtus will bear 100% of the expenses of the Reorganizations, which are estimated to be approximately $____. As a result, there are no pro forma adjustments to net assets with respect to costs of the Reorganizations.

107

RidgeWorth Seix High Income Fund (Acquired Fund) into Virtus Seix High Income Fund (Acquiring Fund)
	Acquired Fund	Adjustments(a)	Acquiring Fund (Pro Forma)
Net Assets (in 000s)
Class A		—	$65,903
Class R	$15,380	—	$15,380
Class I	$535,502	—	$535,502
Class IS	$15,584	—	$15,584
Total Net Assets	$632,369	—	$632,369
Net Asset Value Per Share
Class A	$6.44	—	$6.44
Class R	$6.43	—	$6.43
Class I	$6.43	—	$6.43
Class IS	$6.43	—	$6.43
Shares Outstanding (in 000s)
Class A	10,240.2	—	10,240.2
Class R	2,390.8	—	2,390.8
Class I	83,298.0	—	83,298.0
Class IS	2,425.4	—	2,425.4
Total Shares Outstanding	98,354.4	—	98,354.4

(a)
The Sellers and Virtus will bear 100% of the expenses of the Reorganizations, which are estimated to be approximately $____. As a result, there are no pro forma adjustments to net assets with respect to costs of the Reorganizations.

RidgeWorth Seix High Yield Fund (Acquired Fund) into Virtus Seix High Yield Fund (Acquiring Fund)
	Acquired Fund	Adjustments(a)	Acquiring Fund (Pro Forma)
Net Assets (in 000s)
Class A	$5,079	—	$5,079
Class R	$135	—	$135
Class I	$487,404	—	$487,404
Class IS	$41,857	—	$41,857
Total Net Assets	$534,476	—	$534,476
Net Asset Value Per Share
Class A	$8.10	—	$8.10
Class R	$8.30	—	$8.30
Class I	$8.30	—	$8.30
Class IS	$8.31	—	$8.31
Shares Outstanding (in 000s)
Class A	627.3	—	627.3
Class R	16.3	—	16.3
Class I	58,700.5	—	58,700.5
Class IS	5,038.5	—	5,038.5
Total Shares Outstanding	64,382.6	—	64,382.6

(a)
The Sellers and Virtus will bear 100% of the expenses of the Reorganizations, which are estimated to be approximately $____. As a result, there are no pro forma adjustments to net assets with respect to costs of the Reorganizations.

108

RidgeWorth Seix Georgia Tax-Exempt Bond Fund (Acquired Fund) into Virtus Seix Georgia Tax-Exempt Bond Fund (Acquiring Fund)
	Acquired Fund	Adjustments(a)	Acquiring Fund (Pro Forma)
Net Assets (in 000s)
Class A	$3,574	—	$3,574
Class I	$100,724	—	$100,724
Total Net Assets	$104,298	—	$104,298
Net Asset Value Per Share
Class A	$10.48	—	$10.48
Class I	$10.47	—	$10.47
Shares Outstanding (in 000s)
Class A	341.0	—	341.0
Class I	9,624.5	—	9,624.5
Total Shares Outstanding	9,965.5	—	9,965.5

(a)
The Sellers and Virtus will bear 100% of the expenses of the Reorganizations, which are estimated to be approximately $____. As a result, there are no pro forma adjustments to net assets with respect to costs of the Reorganizations.

RidgeWorth Seix High Grade Municipal Bond Fund (Acquired Fund) into Virtus Seix High Grade Municipal Bond Fund (Acquiring Fund)
	Acquired Fund	Adjustments(a)	Acquiring Fund (Pro Forma)
Net Assets (in 000s)
Class A	$12,499	—	$12,499
Class I	$72,578	—	$72,578
Total Net Assets	$85,077	—	$85,077
Net Asset Value Per Share
Class A	$11.61	—	$11.61
Class I	$11.61	—	$11.61
Shares Outstanding (in 000s)
Class A	1,076.5	—	1,076.5
Class I	6,253.0	—	6,253.0
Total Shares Outstanding	7,329.5	—	7,329.5

(a)
The Sellers and Virtus will bear 100% of the expenses of the Reorganizations, which are estimated to be approximately $____. As a result, there are no pro forma adjustments to net assets with respect to costs of the Reorganizations.

RidgeWorth Seix Investment Grade Tax-Exempt Bond Fund (Acquired Fund) into Virtus Seix Investment Grade Tax-Exempt Bond Fund (Acquiring Fund)
	Acquired Fund	Adjustments(a)	Acquiring Fund (Pro Forma)
Net Assets (in 000s)
Class A	$20,585	—	$20,585
Class I	$496,845	—	$496,845
Total Net Assets	$517,430	—	$517,430
Net Asset Value Per Share
Class A	$11.62	—	$11.62
Class I	$11.60	—	$11.60
Shares Outstanding (in 000s)
Class A	1,771.7	—	1,771.7
Class I	42,813.8	—	42,813.8
Total Shares Outstanding	44,585.5	—	44,585.5

(a)
The Sellers and Virtus will bear 100% of the expenses of the Reorganizations, which are estimated to be approximately $____. As a result, there are no pro forma adjustments to net assets with respect to costs of the Reorganizations.

109

RidgeWorth Seix North Carolina Tax-Exempt Bond Fund (Acquired Fund) into (Virtus Seix North Carolina Tax-Exempt Bond Fund (Acquiring Fund)
	Acquired Fund	Adjustments(a)	Acquiring Fund (Pro Forma)
Net Assets (in 000s)
Class A	$2,133	—	$2,133
Class I	$26,793	—	$26,793
Total Net Assets	$28,926	—	$28,926
Net Asset Value Per Share
Class A	$9.97	—	$9.97
Class I	$10.00	—	$10.00
Shares Outstanding (in 000s)
Class A	213.9	—	213.9
Class I	2,680.3	—	2,680.3
Total Shares Outstanding	2,894.2	—	2,894.2

(a)
The Sellers and Virtus will bear 100% of the expenses of the Reorganizations, which are estimated to be approximately $____. As a result, there are no pro forma adjustments to net assets with respect to costs of the Reorganizations.

RidgeWorth Seix Short-Term Municipal Bond Fund (Acquired Fund) into Virtus Seix Short-Term Municipal Bond Fund (Acquiring Fund)
	Acquired Fund	Adjustments(a)	Acquiring Fund (Pro Forma)
Net Assets (in 000s)
Class A	$1,832	—	$1,832
Class I	$29,123	—	$29,123
Total Net Assets	$30,955	—	$30,955
Net Asset Value Per Share
Class A	$9.87	—	$9.87
Class I	$9.88	—	$9.88
Shares Outstanding (in 000s)
Class A	185.6	—	185.6
Class I	2,949.1	—	2,949.1
Total Shares Outstanding	3,134.7	—	3,134.7

(a)
The Sellers and Virtus will bear 100% of the expenses of the Reorganizations, which are estimated to be approximately $____. As a result, there are no pro forma adjustments to net assets with respect to costs of the Reorganizations.

RidgeWorth Seix Virginia Intermediate Municipal Bond Fund (Acquired Fund) into (Virtus Seix Virginia Intermediate Municipal Bond Fund (Acquiring Fund)
	Acquired Fund	Adjustments(a)	Acquiring Fund (Pro Forma)
Net Assets (in 000s)
Class A	$3,717	—	$3,717
Class I	$51,001	—	$51,001
Total Net Assets	$54,717	—	$54,717
Net Asset Value Per Share
Class A	$9.51	—	$9.51
Class I	$9.51	—	$9.51
Shares Outstanding (in 000s)
Class A	390.8	—	390.8
Class I	5,361.6	—	5,361.6
Total Shares Outstanding	5,752.5	—	5,752.5

(a)
The Sellers and Virtus will bear 100% of the expenses of the Reorganizations, which are estimated to be approximately $____. As a result, there are no pro forma adjustments to net assets with respect to costs of the Reorganizations.

110

RidgeWorth Conservative Allocation Strategy (Acquired Fund) into Virtus Conservative Allocation Strategy Fund (Acquiring Fund)
	Acquired Fund	Adjustments(a)	Acquiring Fund (Pro Forma)
Net Assets (in 000s)
Class A	$8,738	—	$8,738
Class C	$17,323	—	$17,323
Class I	$19,466	—	$19,466
Total Net Assets	$45,527	—	$45,527
Net Asset Value Per Share
Class A	$12.02	—	$12.02
Class C	$11,89	—	$11,89
Class I	$12.00	—	$12.00
Shares Outstanding (in 000s)
Class A	726.7	—	726.7
Class C	1,457.1	—	1,457.1
Class I	1,621.7	—	1,621.7
Total Shares Outstanding	3,805.5	—	3,805.5

(a)
The Sellers and Virtus will bear 100% of the expenses of the Reorganizations, which are estimated to be approximately $____. As a result, there are no pro forma adjustments to net assets with respect to costs of the Reorganizations.

RidgeWorth Growth Allocation Strategy (Acquired Fund) into Virtus Growth Allocation Strategy Fund (Acquiring Fund)
	Acquired Fund	Adjustments(a)	Acquiring Fund (Pro Forma)
Net Assets (in 000s)
Class A	$5,872	—	$5,872
Class C	$2,130	—	$2,130
Class I	$31,777	—	$31,777
Total Net Assets	$39,779	—	$39,779
Net Asset Value Per Share
Class A	$9.89	—	$9.89
Class C	$9.65	—	$9.65
Class I	$9.94	—	$9.94
Shares Outstanding (in 000s)
Class A	593.9	—	593.9
Class C	220.7	—	220.7
Class I	3,198.3	—	3,198.3
Total Shares Outstanding	4,012.9	—	4,012.9

(a)
The Sellers and Virtus will bear 100% of the expenses of the Reorganizations, which are estimated to be approximately $____. As a result, there are no pro forma adjustments to net assets with respect to costs of the Reorganizations.

111

RidgeWorth Moderate Allocation Strategy (Acquired Fund) into Virtus Growth Allocation Strategy Fund (Acquiring Fund)
	Acquired Fund	Adjustments(a)	Acquiring Fund (Pro Forma)
Net Assets (in 000s)
Class A	$10,457	—	$10,457
Class C	$10,420	—	$10,420
Class I	$32,839	—	$32,839
Total Net Assets	$53,716	—	$53,716
Net Asset Value Per Share
Class A	$8.64	—	$8.64
Class C	$8.57	—	$8.57
Class I	$8.69	—	$8.69
Shares Outstanding (in 000s)
Class A	1,209.7	—	1,209.7
Class C	1,215.2	—	1,215.2
Class I	3,779.2	—	3,779.2
Total Shares Outstanding	6,204.1	—	6,204.1

(a)
The Sellers and Virtus will bear 100% of the expenses of the Reorganizations, which are estimated to be approximately $____. As a result, there are no pro forma adjustments to net assets with respect to costs of the Reorganizations.

RidgeWorth Growth Allocation Strategy (Acquired Fund 1) and RidgeWorth Moderate Allocation Strategy (Acquired Fund 2) into Virtus Growth Allocation Strategy Fund (Acquiring Fund)
	Acquired Fund 1	Acquired Fund 2	Adjustments(a)	Acquiring Fund (Pro Forma) Assuming Both Reorganizations
Net Assets (in 000s)
Class A	$5,872	$10,457		$16,329
Class C	$2,130	$10,420		$12,550
Class I	$31,777	$32,839		$64,616
Total Net Assets	$39,779	$53,716		$94,495
Net Asset Value Per Share
Class A	$9.89	$8.64		$9.89
Class C	$9.65	$8.57		$9.65
Class I	$9.94	$8.69		$9.94
Shares Outstanding (in 000s)
Class A	593.9	1,209.7	(152.4)(b)	1,651.2
Class C	220.7	1,215.2	(135.5)(b)	1,300.4
Class I	3,198.3	3,779.2	(475.4)(b)	6,502.1
Total Shares Outstanding	4,012.9	6,204.1	(763.3)(b)	9,453.7

(a)
The Sellers and Virtus will bear 100% of the expenses of the Reorganizations, which are estimated to be approximately $____.

(b)
Reflects change in shares outstanding due to issuance of Class A, Class C and Class I shares of Virtus Growth Allocation Strategy Fund in exchange for A Shares, C Shares and I Shares, respectively, of RidgeWorth Growth Allocation Strategy and RidgeWorth Moderate Allocation Strategy based upon the net asset value of RidgeWorth Growth Allocation Strategy’s A Shares, C Shares and I Shares, respectively, at December 31, 2016.

The tables set forth above should not be relied upon to reflect the number of shares to be received in each Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Acquired Fund at the time of the Reorganizations.
112

EXHIBIT A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION
Form of Agreement and Plan of Reorganization
This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [    ]th day of  [            ], by and between Virtus Asset Trust, a Delaware statutory trust, on behalf of its series listed on Schedule A (each an “Acquiring Fund” and collectively the “Acquiring Funds”), and RidgeWorth Funds, a Massachusetts business trust, on behalf of its series listed on Schedule A (each a “Target Fund” and collectively the “Target Funds”). [Buyer], a Delaware corporation, joins this Agreement solely for purposes of paragraphs 8.10, 9.2, 14, and 16.1 to 16.6. RidgeWorth Capital Management LLC, a Delaware limited liability company, joins this Agreement solely for purposes of paragraphs 8.9, 9.2, 14, and 16.1 to 16.6.
WHEREAS, each Acquiring Fund is a series Virtus Asset Trust, an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);
WHEREAS, each Target Fund is a series of RidgeWorth Funds, an open-end management investment company registered pursuant to the 1940 Act;
WHEREAS, each Acquiring Fund will be newly organized to hold the assets of the corresponding Target Fund;
WHEREAS, each Acquiring Fund has had only nominal assets, if any, and has carried on no business activities prior to the date first shown above and will have had only nominal assets, if any, and will have carried on no business activities prior to the consummation of this transaction described herein;
WHEREAS, Schedule A attached hereto shows each Acquiring Fund and its classes of shares of beneficial interest [(no par value)] (“Acquiring Fund Shares”) and the corresponding Target Fund with its corresponding classes of shares of beneficial interest [(no par value)] (“Target Fund Shares”);
WHEREAS, throughout this Agreement, the term “Acquiring Fund Shares” should be read to include each class of shares of the applicable Acquiring Fund and each reference to Acquiring Fund Shares in connection with a Target Fund should be read to include each class of the applicable Acquiring Fund that corresponds to the relevant class of the Target Fund;
WHEREAS, it is intended that, for United States federal income tax purposes (i) the transactions contemplated by this Agreement with respect to each Target Fund and the corresponding Acquiring Fund constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) this Agreement constitutes a plan of reorganization within the meaning of Section 368 of the Code and Treasury Regulations Section 1.368-2(g);
WHEREAS, each reorganization and termination contemplated hereby will consist of  (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of a Target Fund to the corresponding Acquiring Fund in exchange solely for the Acquiring Fund Shares corresponding to the Target Fund Shares, as described herein, and the assumption by the Acquiring Fund of all liabilities of the Target Fund, and (2) the distribution of the Acquiring Fund Shares to the shareholders of the corresponding Target Fund in complete liquidation of the Target Fund and the termination of the Target Fund as a series of RidgeWorth Funds, as provided herein (each such series of transactions, a “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;
WHEREAS, each Target Fund currently owns securities and other investments that are assets of the character in which the corresponding Acquiring Fund is permitted to invest;
WHEREAS, the Board of Trustees of Virtus Asset Trust, including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act) (the “Independent Trustees”) of Virtus Asset Trust, has determined, with respect to each Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the corresponding Target Fund for Acquiring Fund Shares and the assumption of all liabilities of the corresponding Target Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of a Reorganization;
WHEREAS, the Board of Trustees of RidgeWorth Funds, including a majority of its members who are Independent Trustees, has determined, with respect to each Target Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund for corresponding Acquiring Fund Shares and the assumption of all liabilities of the Target Fund by the corresponding Acquiring Fund is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of a Reorganization; and

WHEREAS, in this Agreement, any references to an Acquiring Fund or Target Fund taking action shall mean and include all necessary actions of Virtus Asset Trust or the RidgeWorth Funds, as applicable, on behalf of an Acquiring Fund or Target Fund, unless the context of this Agreement or the 1940 Act requires otherwise;
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
1.
TRANSFER OF ASSETS OF EACH TARGET FUND TO THE CORRESPONDING ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL TARGET FUND LIABILITIES BY THE CORRESPONDING ACQUIRING FUND AND TERMINATION OF EACH TARGET FUND

1.1.   Subject to the requisite approval of each Target Fund’s shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, RidgeWorth Funds, on behalf of each Target Fund, agrees to sell, assign, convey, transfer and deliver all of the Target Fund’s Assets, as defined and set forth in paragraph 1.2, to the corresponding Acquiring Fund, and Virtus Asset Trust, on behalf of the corresponding Acquiring Fund, agrees in exchange therefor: (a) to deliver to the applicable Target Fund the number, determined in accordance with paragraph 2.3, of full and fractional Acquiring Fund Shares corresponding to each class of Target Fund Shares as of the time and date set forth in paragraph 3.1, determined by dividing the value of the Target Fund’s net assets attributable to that class (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of the corresponding class of Acquiring Fund Shares (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all liabilities of the Target Fund. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”). No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of a Reorganization. All Acquiring Fund Shares delivered to the corresponding Target Fund in connection with a Reorganization will have any sales charge waived and any holding period for a class of Target Fund Shares will be carried over to the corresponding class of Acquiring Fund Shares for purposes of calculating any applicable contingent deferred sales charge on the redemption of that class of Acquiring Fund Shares.
1.2.   The property and assets of RidgeWorth Funds attributable to each Target Fund to be sold, assigned, conveyed, transferred and delivered to and acquired by the Virtus Asset Trust, on behalf of the corresponding Acquiring Fund, shall consist of all assets and property of every kind and nature of the Target Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers, that the Target Fund owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”). Virtus Asset Trust, on behalf of each Acquiring Fund, shall assume all of the liabilities and obligations of the corresponding Target Fund, including, without limitation, all indemnification obligations of the Target Fund with respect to the current and former members of the Board and officers of RidgeWorth Funds, whether accrued or contingent, known or unknown, existing at the Valuation Date except for (a) obligations of the Target Fund arising under this Agreement and (b) all expenses that are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) and borne by RidgeWorth Capital Management LLC or [Buyer] pursuant to paragraph 9.2 (collectively, “Liabilities”). Each Target Fund will sell, assign, convey, transfer and deliver to Virtus Asset Trust, on behalf of the corresponding Acquiring Fund, any rights, payments, stock dividends, or other securities received by the Target Fund after the Closing Date as payments, stock dividends or other distributions on or with respect to the Assets transferred, which rights, payments, stock dividends, and other securities shall be deemed included in the property and assets transferred to Virtus Asset Trust, on behalf of the Acquiring Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the Assets of the Target Fund acquired by Virtus Asset Trust on behalf of the Acquiring Fund.
1.3.   Each Target Fund will use its best efforts to discharge all of its known Liabilities that are or will become due prior to the Closing Date.
1.4.   Immediately following the actions contemplated by paragraph 1.1, RidgeWorth Funds shall take such actions as may be necessary or appropriate to complete the termination of each Target Fund. To complete the termination of a Target Fund, RidgeWorth Funds, on behalf of the Target Fund, shall (a) on the Closing Date, distribute to the shareholders of record of the Target Fund Shares as of the Closing Date (“Target Fund Shareholders”), on a pro rata basis within each share class, the corresponding class of Acquiring Fund Shares received by RidgeWorth Funds, on behalf of the Target Fund, pursuant to paragraph 1.1, (b) on the Closing Date, cancel the Target Fund Shares and (c) terminate the Target Fund as a series of RidgeWorth Funds, in accordance with Massachusetts law. Such distribution and cancellation shall be accomplished, with respect to the Target Fund Shares, by the transfer on the Closing Date of the corresponding class of Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to the Target Fund Shareholders shall be equal, on a class by class basis, to the aggregate net asset value of the Target Fund Shares owned by Target Fund Shareholders on the Closing Date. All issued and outstanding Target Fund Shares will be cancelled on the books of the applicable Target Fund. The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.
1.5.   Ownership of Acquiring Fund Shares will be shown on the books of each transfer agent of each Acquiring Fund for the credit of the respective accounts of the Target Fund Shareholders.
1.6.   Any reporting responsibility of a Target Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns (for periods ending on or before the Closing Date), or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of RidgeWorth Funds, on behalf of the Target Fund.
2.
VALUATION

2.1.   The value of the Assets and the amount of the Liabilities shall be determined as of the time for calculation of net asset value as set forth in the then-current prospectus for the applicable Target Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures established by the Board of Trustees of RidgeWorth Funds that conform in valuation methodology in all material respects to those used by the Board of Trustees of Virtus Asset Trust. All computations of value and amounts shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for each Target Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of RidgeWorth Funds that conform in valuation methodology in all material respects to those used by Virtus Asset Trust. In the case of differences in valuation, the parties shall discuss in good faith to resolve prior to the Closing Date.
2.2.   The net asset value per share of each class of Acquiring Fund Shares shall be determined to the nearest full cent on the Valuation Date, using the valuation procedures adopted by Virtus Asset Trust Board. All computations of value shall be made by (a) [                  ], in its capacity as accounting agent for each Acquiring Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures adopted in good faith by Virtus Asset Trust Board.
2.3.   The number of each class of Acquiring Fund Shares to be issued in exchange for the net Assets attributable to the corresponding class of Target Fund Shares shall be determined by dividing the value of the net assets with respect to the corresponding class of Target Fund Shares, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, determined using the same valuation procedures referred to in paragraph 2.2.
3.
CLOSING AND CLOSING DATE

3.1.   Subject to the terms and conditions set forth herein, the Closing Date shall be [___________], 2017, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time or such later time on that date as each Target Fund’s net asset value is calculated in accordance with paragraph 2.1. The Closing shall be held at the offices of  [          ] located at [                ] or at such other time and/or place as the parties may agree.
3.2.   RidgeWorth Funds shall direct State Street Bank and Trust Company (the “Custodian”) to transfer ownership of the Assets, at the time of the Closing, from the accounts of each Target Fund that the Custodian maintains as custodian for the Target Fund to the accounts of the corresponding Acquiring Fund. Each Target Fund’s portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the corresponding Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver to the account of Virtus Asset Trust with respect to each Acquiring Fund, the Assets of the corresponding Target Fund as of the Closing Date by book entry or physical certificate, in accordance with the customary practices of the Custodian and of each securities depository, in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act. The cash to be transferred by the Target Fund shall be delivered by wire transfer of federal funds or by book entry as directed by the Custodian on the Closing Date.

3.3.   RidgeWorth Funds shall direct Boston Financial Data Services, Inc., in its capacity as the transfer agent for each Target Fund (the “Transfer Agent”), to deliver to Virtus Asset Trust at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Target Fund Shareholder and the number and percentage ownership of the outstanding class of Target Fund Shares owned by each such shareholder immediately prior to the Closing. The corresponding Acquiring Fund shall deliver to the Secretary of RidgeWorth Funds, on behalf of the Target Fund, a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Target Fund Shareholders on the books of the applicable Acquiring Fund pursuant to paragraph 1.4. At the Closing, each Target Fund and Acquiring Fund shall deliver to the corresponding Target Fund or Acquiring Fund, as applicable, such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the corresponding Target Fund or Acquiring Fund, as applicable, or its counsel may reasonably request.
3.4.   In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of an Acquiring Fund or the corresponding Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of either an appropriate officer of RidgeWorth Funds or an appropriate officer of Virtus Asset Trust, accurate appraisal of the value of the net assets of the Target Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored, or such later dates as may be mutually agreed in writing by an authorized officer of each party.
4.
REPRESENTATIONS AND WARRANTIES

4.1.   RidgeWorth Funds, on behalf of each Target Fund, represents and warrants, to Virtus Asset Trust, on behalf of the corresponding Acquiring Fund, as follows:
(a)   Each Target Fund is duly established as a series of RidgeWorth Funds, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under its Declaration of Trust, as amended or supplemented (the “Declaration”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. RidgeWorth Funds is duly qualified to do business as a foreign corporation (or other entity, as prescribed by applicable law) in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the RidgeWorth Funds. RidgeWorth Funds has all necessary federal, state and local authorizations to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as described in paragraph 4.1(c).
(b)   RidgeWorth Funds is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Target Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect and each Target Fund is in compliance in all material respects with the 1940 Act and 1933 Act and rules and regulations under each.
(c)   No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by each Target Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act, which shall have been obtained on or prior to the Closing Date.
(d)   The current prospectus and statement of additional information of each Target Fund (true and correct copies of which have been delivered to the corresponding Acquiring Fund) and each prospectus and statement of additional information of each Target Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact relating to the Target Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.
(e)   On the Closing Date, RidgeWorth Funds, on behalf of each Target Fund, will have good and marketable title to the Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, Virtus Asset Trust, on behalf of the corresponding Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.
(f)   Each Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement by RidgeWorth Funds, on behalf of the Target Fund, will not result, in a material violation of Massachusetts law or of the Declaration or the bylaws of RidgeWorth Funds, as amended (“Bylaws”), or of any agreement, indenture, instrument, contract, lease or other undertaking to which RidgeWorth Funds, on behalf of the Target Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by RidgeWorth Funds, on behalf of the Target Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, other undertaking, judgment or decree to which RidgeWorth Funds, on behalf of the Target Fund, is a party or by which it is bound.
(g)   All material contracts or other commitments of each Target Fund (other than this Agreement and contracts or other commitments entered into in order to effect the transactions contemplated by this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, the indemnification agreements of the current and former members of the RidgeWorth Funds Board, and those contracts listed in Schedule 4.1) will terminate without liability to a Target Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of the Target Fund and, to each Target Fund’s knowledge, of the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by a Target Fund to the corresponding Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by the Target Fund or the imposition of any penalty thereunder.
(h)   No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to RidgeWorth Funds’ knowledge, threatened against the RidgeWorth Funds, with respect to a Target Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Target Fund’s business. RidgeWorth Funds, on behalf of a Target Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Target Fund’s business or RidgeWorth Funds’ ability to consummate the transactions herein contemplated on behalf of the Target Fund.
(i)   The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of a Target Fund as of the last day of and for the most recently completed fiscal year of each Target Fund prior to the date of this Agreement have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to Virtus Asset Trust) present fairly, in all material respects, the financial condition of each Target Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of a Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of each Target Fund as at the last day of and for the most recently completed fiscal half year of the Target Fund following the date of the audited annual statements referenced above are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been, or will be, furnished to the Acquiring Fund) present or will present fairly, in all material respects, the financial condition of the Target Fund, and all known contingent, accrued or other liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date are disclosed therein.
(j)   Since the last day of the most recently completed fiscal year of each Target Fund prior to the date of this Agreement, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Target Fund Shares due to declines in market values of securities held by a Target Fund, the discharge of Target Fund liabilities, or the redemption of Target Fund Shares by Target Fund Shareholders shall not constitute a material adverse change.

(k)   On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of each Target Fund required by law to have been filed by such date (taking into account any extensions) shall have been filed and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of RidgeWorth Funds’ knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.
(l)    Each Target Fund is a separate series of RidgeWorth Funds, and is treated as a corporation separate from any and all other series of RidgeWorth Funds under Section 851(g) of the Code. For each taxable year of its operation ending on or prior to the Closing Date, the Target Fund has met the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has had in effect an election to be treated as such, has been eligible to compute and has computed its federal income tax under Section 852 of the Code and, on or before the Closing Date, will have declared and paid dividends sufficient to distribute substantially all of  (a) the sum of  (i) its net tax-exempt income, (ii) its investment company taxable income (as defined in the Code, computed without regard to any deduction for dividends paid) and (iii) any net capital gain (as defined in the Code), and (b) any other amounts as necessary in each case for all tax periods ending on or before the Closing Date, as dividends qualifying for the dividends-paid deduction under Section 562 of the Code, such that the Target Fund will have no tax liability under Section 852 or Section 4982 of the Code for any tax period ending on or before the Closing Date.
(m)   All issued and outstanding Target Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by RidgeWorth Funds, have been offered and sold in any state or territory (including, without limitation, the District of Columbia) in which they have been offered or sold, in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding Target Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of each Target Fund, as provided in paragraph 3.3. Each Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Target Fund Shares, nor is there outstanding any security convertible into any of the Target Fund Shares, other than (i) rights of reinvestment of dividends and capital gains distributions of the Target Fund and (ii) rights of exchange of shares of other RidgeWorth Funds mutual fund shares into shares of the Target Fund.
(n)   The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the RidgeWorth Funds Board, on behalf of each Target Fund, and, subject to the approval of the Target Fund Shareholders, this Agreement constitutes a valid and binding obligation of RidgeWorth Funds, on behalf of each Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.
(o)   The proxy statement and prospectus (“Proxy Statement”) to be included in the Registration Statement (as defined in paragraph 5.6), insofar as it relates to only a Target Fund and its shares, from the effective date of the Registration Statement through the date of the meeting of Target Fund Shareholders contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by Virtus Asset Trust for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by a Target Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority (“FINRA”)), as may be prepared in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.
(p)   The Target Fund is not a party to any material contract not disclosed in writing to the Acquiring Fund.
4.2.   Virtus Asset Trust on behalf of each Acquiring Fund, represents and warrants to RidgeWorth Funds, on behalf of the corresponding Target Fund as follows:
(a)   Each Acquiring Fund is duly established as a series of Virtus Asset Trust, which is a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with the power under its

Declaration of Trust, as amended and supplemented (the “Virtus Asset Trust Declaration”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. Virtus Asset Trust is duly qualified to do business as a foreign corporation (or other entity, as prescribed by applicable law) in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of Virtus Asset Trust. Virtus Asset Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as described in paragraph 4.2(c).
(b)   Virtus Asset Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquiring Fund Shares under the 1933 Act, is in full force and effect or will be in full force and effect as of the Closing Date.
(c)   No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by each Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act, which shall have been obtained on or prior to the Closing Date.
(d)   As of the Closing Date, the current prospectus and statement of additional information of each Acquiring Fund collectively, as amended or supplemented from time to time, will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact relating to the Acquiring Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.
(e)   Each Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by Virtus Asset Trust, on behalf of an Acquiring Fund, will not result, in a material violation of Delaware law or Virtus Asset Trust Declaration or the bylaws of Virtus Asset Trust, as amended (“Virtus Asset Trust Bylaws”) or of any agreement, indenture, instrument, contract, lease or other undertaking to which Virtus Asset Trust, on behalf of an Acquiring Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by Virtus Asset Trust, on behalf of an Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, other undertaking, judgment or decree to which Virtus Asset Trust, on behalf of an Acquiring Fund, is a party or by which it is bound.
(f)   No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to Virtus Asset Trust’s knowledge, threatened against Virtus Asset Trust or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquiring Fund’s business. Virtus Asset Trust is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects Virtus Asset Trust’s business or Virtus Asset Trust’s ability to consummate the transactions herein contemplated on behalf of an Acquiring Fund.
(g)   Each Acquiring Fund’s current prospectus and statement of additional information (true and correct copies of which have been delivered to the corresponding Target Fund) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact relating to an Acquiring Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.
(h)   Each Acquiring Fund was established in order to effect the transactions described in this Agreement and, immediately following the applicable Reorganization, will be treated as a corporation separate from each other series of the Virtus Asset Trust under Section 851(g) of the Code. No Acquiring Fund has previously filed a federal income tax return. However, each Acquiring Fund will timely file a federal income tax return as a “regulated investment company” for the taxable year that includes the Closing Date and will take all steps necessary to ensure that it qualifies for treatment as a “regulated investment company” under Sections 851 and 852 of the Code for that taxable year. Each Acquiring Fund will have no current or accumulated earnings and profits as of the Closing Date. To the knowledge of Virtus Asset Trust, each Acquiring Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company from and including the taxable year that includes the Closing Date and will be eligible to, and will, compute its federal income tax under Section 852 of the Code.
(i)   All Acquiring Fund Shares will be, upon consummation of the Reorganization, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by Virtus Asset Trust and will have been offered and sold in any state or territory (including, without limitation, the District of Columbia) in which they have been offered or sold, in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. Each Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.
(j)   The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of Virtus Asset Trust Board, on behalf of an Acquiring Fund, and this Agreement constitutes a valid and binding obligation of Virtus Asset Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.
(k)   The Proxy Statement to be included in the Registration Statement (as defined in paragraph 5.6), insofar as it relates to each Acquiring Fund and the Acquiring Fund Shares, from the effective date of the Registration Statement through the date of the meeting of Target Fund Shareholders and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by RidgeWorth Funds, for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by each Acquiring Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including FINRA), as may be prepared in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.
(l)   Each Acquiring Fund currently has no assets other than de minimis assets received in connection with the issuance of one share of that Acquiring Fund to facilitate its organization, has carried on no business activities prior to the date hereof other than as necessary to facilitate its organization as a new series of Virtus Asset Trust prior to its commencement of operations, and will have carried on no other business activities prior to the consummation of the transactions described herein. Any assets held by an Acquiring Fund in connection with the facilitation of the organization of such Acquiring Fund have always been held by such Acquiring Fund in a non-interest bearing account.
(m)   The minute books and other similar records of Virtus Asset Trust as made available to each Target Fund prior to the execution of this Agreement contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of Virtus Asset Trust and of each Acquiring Fund, and Virtus Asset Trust Board and committees of Virtus Asset Trust Board.
(n)   Virtus Asset Trust and each Acquiring Fund have maintained, or caused to be maintained on its behalf, in all material respects, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder and such books and records are true and correct in all material respects.
(o)   Virtus Asset Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act.
5.
COVENANTS

RidgeWorth Funds, on behalf of each Target Fund, and Virtus Asset Trust, on behalf of each corresponding Acquiring Fund, hereby further covenants as follows:
5.1.   Each Target Fund and the corresponding Acquiring Fund will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that, with respect to each Target Fund, such ordinary course of business will include purchases and sales of portfolio securities and other instruments, sales and redemptions of Target Fund Shares and the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable, and with respect to the corresponding Acquiring Fund, it shall be limited to such actions that are customary to the organization of a new series prior to its commencement of operations.
5.2.   RidgeWorth Funds will call and hold a meeting of the Target Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. As soon as reasonably practicable after the Closing, RidgeWorth Funds shall (a) distribute to the Target Fund Shareholders, on a pro rata basis within the share class, the corresponding class of Acquiring Fund Shares received by RidgeWorth Funds, on behalf of the Target Fund, pursuant to paragraph 1.1 in cancellation of Target Fund Shares in accordance with Massachusetts law and (b) terminate the Target Fund as a series of RidgeWorth Funds as described in paragraph 1.4. In the event that any Target Fund receives insufficient votes from shareholders, the meeting may be adjourned or postponed as permitted under RidgeWorth Funds’ Declaration, Bylaws, applicable law and the Proxy Statement in order to permit further solicitation of proxies.
5.3.   The Acquiring Fund Shares to be acquired by a Target Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
5.4.   RidgeWorth Funds, on behalf of each Target Fund, will assist in obtaining such information as the corresponding Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund Shares.
5.5.   Subject to the provisions of this Agreement, RidgeWorth Funds, on behalf of each Target Fund, and Virtus Asset Trust, on behalf of the corresponding Acquiring Fund, will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
5.6.   Virtus Asset Trust, on behalf of each Acquiring Fund, shall prepare and file a Registration Statement on Form N-14 in compliance with the 1933 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). RidgeWorth Funds, on behalf of each Target Fund, will provide to the corresponding Acquiring Fund such information regarding each Target Fund as may be reasonably necessary for the preparation of the Registration Statement.
5.7.   RidgeWorth Funds, on behalf of each Target Fund, and Virtus Asset Trust, on behalf of the corresponding Acquiring Fund, will use all reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable. RidgeWorth Funds and Virtus Asset Trust shall use commercially reasonable efforts to make its officers available upon reasonable notice at reasonable times to provide explanation of any documents or information provided under this Agreement to the extent such officer is familiar with such documents or information.
5.8.   RidgeWorth Funds, on behalf of each Target Fund, will, from time to time, as and when reasonably requested by the corresponding Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as Virtus Asset Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) Virtus Asset Trust’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) Virtus Asset Trust’s title to and possession of all the Assets, and to otherwise carry out the intent and purpose of this Agreement.
5.9.   Virtus Asset Trust, on behalf of each Acquiring Fund, will use all reasonable efforts to obtain such approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.
5.10.   It is the intention of the parties that the transaction contemplated by this Agreement with respect to each Target Fund and the corresponding Acquiring Fund shall qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the parties to this Agreement shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of such a transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code.
5.11.   At or before the Closing, each Acquiring Fund shall redeem all shares of that Acquiring Fund issued prior to the Closing for the price at which those shares were issued, such that the shareholders and assets of the Acquiring Fund immediately after the Closing will be the same as the shareholders and assets of the corresponding Target Fund immediately before the Closing.
5.12.   Virtus Asset Trust, on behalf of each Acquiring Fund, agrees that all rights to indemnification and all limitations of liability existing with respect to each Target Fund’s current and former Trustees and officers, acting in their capacities as such, under the Declaration and Bylaws as in effect as of the date of this Agreement shall survive each Reorganization as obligations of the Acquiring Funds and shall continue in full force and effect, without any amendments thereto, and shall constitute rights that may be asserted against the Acquiring Funds, their successors or assigns.
6.
CONDITIONS PRECEDENT TO OBLIGATIONS OF RIDGEWORTH FUNDS, ON BEHALF OF EACH TARGET FUND

The obligations of RidgeWorth Funds, on behalf of each Target Fund, to consummate the transactions provided for herein shall be subject, at RidgeWorth Funds’ election, to the following conditions:

6.1.   All representations and warranties of Virtus Asset Trust, on behalf of each Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.
6.2.   Virtus Asset Trust, on behalf of each Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Virtus Asset Trust, on behalf of the Acquiring Fund, on or before the Closing Date.
6.3.   Virtus Asset Trust, on behalf of each Acquiring Fund, shall have executed and delivered an assumption of the Liabilities and all such other agreements and instruments as RidgeWorth Funds may reasonably deem necessary or desirable in order to vest in and confirm (a) the corresponding Target Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) Virtus Asset Trust’s assumption of all of the Liabilities, and to otherwise carry out the intent and purpose of this Agreement.
6.4.   Virtus Asset Trust, on behalf of each Acquiring Fund, shall have delivered to RidgeWorth Funds, on behalf of the corresponding Target Fund, a certificate executed in the name of Virtus Asset Trust, on behalf of the Acquiring Fund, by Virtus Asset Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the corresponding Target Fund and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the corresponding Target Fund shall reasonably request.
6.5.   RidgeWorth Funds, on behalf of each Target Fund, shall have received a favorable opinion of Sullivan & Worcester LLP, counsel to Virtus Asset Trust in connection with this Agreement, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein, and in a form satisfactory to RidgeWorth Funds, which opinion may rely on a separate opinion of local counsel to the extent it relates to the laws of the State of Delaware to the following effect:
(a)   Virtus Asset Trust is a Delaware statutory trust validly existing under the laws of the State of Delaware and has power as a statutory trust to enter into and perform its obligations under this Agreement, and each Acquiring Fund is a separate series thereof duly constituted in accordance with Virtus Asset Trust Declaration and Virtus Asset Trust Bylaws.
(b)   This Agreement has been duly authorized, executed and delivered by Virtus Asset Trust, on behalf of each Acquiring Fund, and assuming the due authorization, execution and delivery of this Agreement by the corresponding Target Fund, is the valid and binding obligation of Virtus Asset Trust and each Acquiring Fund enforceable against Virtus Asset Trust and each Acquiring Fund in accordance with its terms, subject to customary exceptions.
(c)   The execution and delivery of this Agreement by Virtus Asset Trust on behalf of each Acquiring Fund did not, and the performance by Virtus Asset Trust and each Acquiring Fund of their obligations hereunder will not, (i) violate Virtus Asset Trust Declaration or Virtus Asset Trust Bylaws or (ii) breach in any material respect any provision of any agreement filed with the registration statement of the Acquiring Fund on Form N-1A to which the Acquiring Fund is a party or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which Virtus Asset Trust or the Acquiring Fund is a party or by which it is bound.
(d)   To the knowledge of such counsel, no consent, approval, authorization or order of any Delaware (as to the Delaware Statutory Trust Act) or federal court or governmental authority is required for the consummation by Virtus Asset Trust or each Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or blue sky laws or such as have been obtained.
6.6.   Virtus Asset Trust is registered with the Commission as an open-end management investment company under the 1940 Act.
6.7.   RidgeWorth Funds, on behalf of each Target Fund, shall have received from the transfer agent of each Acquiring Fund a certificate stating that it has received from Virtus Asset Trust the number of full and fractional Acquiring Fund Shares of each class equal in value to the value of the corresponding class of the Target Fund as of the time and date set forth in paragraph 3.
7.
CONDITIONS PRECEDENT TO OBLIGATIONS OF VIRTUS ASSET TRUST, ON BEHALF OF EACH ACQUIRING FUND

The obligations of Virtus Asset Trust, on behalf of each Acquiring Fund, to consummate the transactions provided for herein shall be subject, at Virtus Asset Trust’s election, to the following conditions:

7.1.   All representations and warranties of RidgeWorth Funds, on behalf of each Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.
7.2.   RidgeWorth Funds, on behalf of each Target Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by RidgeWorth Funds, on behalf of the Target Fund, on or before the Closing Date.
7.3.   RidgeWorth Funds, on behalf of each Target Fund, shall have delivered to the corresponding Acquiring Fund a Statement of Assets and Liabilities of the Target Fund as of the Closing Date, including a schedule of investments, certified by the Treasurer of RidgeWorth Funds on behalf of the Target Fund. RidgeWorth Funds, on behalf of each Target Fund, shall have executed and delivered all such assignments and other instruments of transfer as the corresponding Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) the Target Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets and to otherwise carry out the intent and purpose of this Agreement.
7.4.   RidgeWorth Funds, on behalf of each Target Fund, shall have delivered to the corresponding Acquiring Fund a certificate executed in the name of RidgeWorth Funds, on behalf of each Target Fund, by RidgeWorth Funds’ President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Fund shall reasonably request.
7.5.   Virtus Asset Trust, on behalf of each Acquiring Fund, shall have received a favorable opinion of Morgan, Lewis & Bockius LLP, counsel to each Target Fund for the transactions contemplated hereby, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of such firm appropriate to render the opinions expressed therein, and in a form satisfactory to the Acquiring Fund to the following effect:
(a)   RidgeWorth Funds is a Massachusetts business trust duly formed and existing under and by virtue of the laws of the Commonwealth of Massachusetts, and, with respect to each Target Fund, has power to own all of its properties and assets and to carry on its business as presently conducted as described in the Proxy Statement.
(b)   This Agreement has been duly authorized, executed and delivered by RidgeWorth Funds, on behalf of each Target Fund, and assuming the due authorization, execution and delivery of this Agreement by Virtus Asset Trust, on behalf of each Acquiring Fund, is a valid and binding obligation of each Target Fund enforceable against the Target Fund in accordance with its terms, subject to customary exceptions.
(c)   RidgeWorth Funds, on behalf of each Target Fund, has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder.
(d)   The execution and delivery of this Agreement by RidgeWorth Funds, on behalf of each Target Fund, did not, and the performance by RidgeWorth Funds, on behalf of each Target Fund, of its obligations hereunder will not, (i) violate the Declaration or Bylaws, (ii) breach in any material respect any provision of any agreement filed with the registration statement of RidgeWorth Funds on Form N-1A to which RidgeWorth Funds is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which RidgeWorth Funds is a party or by which it is bound.
(e)   To the knowledge of such counsel, no consent, approval, authorization or order of any applicable state or federal court or governmental authority is required for the consummation by RidgeWorth Funds or any Target Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained.
(f)   Such counsel does not know of any legal or governmental proceedings relating to any Target Fund existing on or before the date of mailing of the Proxy Statement or the Closing Date required to be described in the Registration Statement which are not described as required.
(g)   Each Target Fund is a series of RidgeWorth Funds, which is an investment company registered with the Commission as an open-end management investment company under the 1940 Act.
8.
FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES

The respective obligations of Virtus Asset Trust, each Acquiring Fund, RidgeWorth Funds and each Target Fund are subject to the further conditions that on or before the Closing Date:

8.1.   This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of each Target Fund, in accordance with the provisions of the 1940 Act and the Declaration, the Bylaws, and Massachusetts law, as applicable, and certified copies of the report of the inspector of elections evidencing such approval, if any such approval is required, shall have been delivered to the corresponding Acquiring Fund. Notwithstanding anything herein to the contrary, RidgeWorth Funds may not waive the condition set forth in this paragraph 8.1.
8.2.   The Agreement, the transactions contemplated herein and the filing of the Proxy Statement shall have been approved by Virtus Asset Trust Board and the Agreement, the transactions contemplated herein and the filing of the Proxy Statement shall have been approved by the RidgeWorth Funds Board, and each party shall have delivered to the other a copy of the resolutions approving this Agreement adopted by the other party’s Board, certified by the Secretary or an equivalent officer.
8.3.   On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and, to the knowledge of the parties hereto, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.
8.4.   All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities) deemed necessary by RidgeWorth Funds, on behalf of each Target Fund, and Virtus Asset Trust, on behalf of each Acquiring Fund, to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of any Acquiring Fund or Target Fund.
8.5.   The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.
8.6.   No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the knowledge of any party hereto, threatened against a party or any of its properties or assets that, if adversely determined, would materially and adversely affect its business or its ability to consummate the transactions herein contemplated.
8.7.   With respect to each Reorganization, RidgeWorth Funds, on behalf of the applicable Target Fund, and Virtus Asset Trust, on behalf of the corresponding Acquiring Fund, shall have received a favorable opinion of Sullivan & Worcester LLP dated on the Closing Date (which opinion will be subject to certain qualifications) satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, Treasury Regulations promulgated thereunder, current administrative rules, and court decisions, generally for U.S. federal income tax purposes:
(a)   The acquisition by the Acquiring Fund of all of the assets of the Target Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Target Fund, followed by the distribution by the Target Fund to the Target Fund Shareholders of Acquiring Fund Shares in complete termination of the Target Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Acquiring Fund and the Target Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;
(b)   For each Reorganization on Schedule A, with the exception of number 6, the opinion shall state that no gain or loss will be recognized by the Target Fund on the transfer of the Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities, or upon the distribution of the Acquiring Fund Shares to the Target Fund Shareholders. For the Reorganization number 6 as listed on Schedule A, the opinion shall state that no gain or loss will be recognized by the Target Fund on the transfer of the Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities, or upon the distribution of the Acquiring Fund Shares to the Target Fund Shareholders, except for (A) gain or loss that may be recognized on the transfer of  “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an Asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

(c)   The tax basis in the hands of the Acquiring Fund of each Asset will be the same as the tax basis of such Asset in the hands of the Target Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer;
(d)   The holding period of each Asset in the hands of the Acquiring Fund, other than Assets with respect to which gain or loss is required to be recognized by reason of the Reorganization, will include in each instance the period during which such Asset was held by the Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an Asset);
(e)   No gain or loss will be recognized by the Acquiring Fund upon its receipt of the Assets solely in exchange for Acquiring Fund shares and the assumption of the Liabilities;
(f)   No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund Shares for Acquiring Fund Shares as part of the Reorganization;
(g)   The aggregate tax basis of the Acquiring Fund Shares that each Target Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor; and
(h)   Each Target Fund Shareholder’s holding period for the Acquiring Fund Shares received in the Reorganization will include the period for which such Target Fund Shareholder held the Target Fund Shares exchanged therefor, provided that the Target Fund Shareholder held such Target Fund Shares as capital assets on the date of the exchange.
(i)   The taxable year of the Acquired Fund will not end as a result of the Reorganization.
The parties acknowledge that the opinion will be based on certain factual certifications made by RidgeWorth Funds and Virtus Asset Trust and will also be based on customary assumptions; the opinion is not a guarantee that the tax consequences of the Reorganization will be as described above; and there is no assurance that the Internal Revenue Service or a court would agree with the opinion.
8.8.   With respect to each Target Fund, the Reorganization of such Target Fund into the corresponding Acquiring Fund and the material attributes of such Acquiring Fund, including, but not limited to, its investment management agreement, each of its investment subadvisory agreements, Rule 12b-1 plans, sales charges, share classes, distribution agreement, transfer agent agreement, custody agreement, and independent registered public accounting firm, shall, in all material respects, be substantially as described in the Proxy Statement.
8.9.   Prior to the Closing, RidgeWorth Capital Management LLC or an affiliate shall have arranged for insurance in favor of the RidgeWorth Funds Board for expenses, losses, claims, damages and liabilities that relate to periods prior to the Closing Date upon such terms as may be reasonably acceptable to the RidgeWorth Funds Board.
8.10.   Prior to the Closing, [Buyer] has entered into a written arrangement with the Acquiring Fund pursuant to which [Buyer] agreed to limit operating expenses (excluding certain expenses) through two years following Closing for the class of the Acquiring Fund as provided in Schedule 8.10.
8.11.   At any time prior to the Closing, any of the foregoing conditions of this Section 8 (except for paragraphs 8.1, 8.7 and 8.10) may be jointly waived by the RidgeWorth Funds Board, and Virtus Asset Trust Board, if, in the judgment of the RidgeWorth Funds Board, such waiver will not have a material adverse effect on the interests of the Target Fund Shareholders and if, in the judgment of Virtus Asset Trust Board, such waiver will not have a material adverse effect on the interests of the shareholders of each Acquiring Fund.
8.12.   All of the conditions to the closing of the transactions contemplated by the Agreement and Plan of Merger between [Buyer], [Merger Sub], Lightyear Fund III AIV-2, L.P. and RidgeWorth Holdings LLC, dated [ ] (the “Merger Agreement”), shall be satisfied or waived.
9.
BROKER FEES AND EXPENSES

9.1.   Virtus Asset Trust, on behalf of each Acquiring Fund, and RidgeWorth Funds, on behalf of each Target Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2.   RidgeWorth Funds, each Target Fund, Virtus Asset Trust and each Acquiring Fund will not bear any costs arising in connection with the transactions contemplated by this Agreement. The costs arising in connection with the transactions contemplated by this Agreement, whether or not the transactions contemplated hereby are concluded, shall be “costs and expenses” associated with or related to a Reorganization as set forth in Section 6.03(c) of the Merger Agreement and the responsibility for payment of all such costs shall be allocated between RidgeWorth Capital Management LLC (or an affiliate thereof) and [Buyer] as set forth in Section 6.03(c) of the Merger Agreement. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a Target Fund’s or Acquiring Fund’s failure to qualify for treatment as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code.
10.
ENTIRE AGREEMENT; TERMINATION AND SURVIVAL OF WARRANTIES

10.1.   Virtus Asset Trust and RidgeWorth Funds agree that neither has made any representation, warranty or covenant, on behalf of either an Acquiring Fund or Target Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.
10.2.   Representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. Notwithstanding the foregoing sentence, the covenants to be performed after the Closing shall survive the Closing.
11.
TERMINATION

11.1.   This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of either the RidgeWorth Funds Board or Virtus Asset Trust Board, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to any Acquiring Fund or the Target Fund, respectively. In addition, this Agreement may be terminated at any time prior to the Closing Date:
(a)   by the written consent of each of the parties;
(b)   by RidgeWorth Funds (i) following a material breach by Virtus Asset Trust of any of its representations, warranties or covenants contained in this Agreement, provided that Virtus Asset Trust shall have been given a period of 10 business days from the date of the occurrence of such material breach to cure such breach and shall have failed to do so; or (ii) upon the occurrence of an event which has a material adverse effect upon Virtus Asset Trust or an Acquiring Fund; or
(c)   by Virtus Asset Trust (i) following a material breach by RidgeWorth Funds of any of its representations, warranties or covenants contained in this Agreement, provided that RidgeWorth Funds shall have been given a period of 10 business days from the date of the occurrence of such material breach to cure such breach and shall have failed to do so; or (ii) upon the occurrence of an event which has a material adverse effect upon RidgeWorth Funds or a Target Fund.
11.2.   If a party terminates this Agreement in accordance with this Section 12, other than a termination under (b) or (c) in connection with a willful default, there shall be no liability for damages on the part of any party, or the trustees, directors or officers of such party. In the event of a termination under (b) or (c) in connection with a willful default, all remedies at law or in equity of the party adversely affected shall survive.
11.3.   At any time prior to the Closing Date, any of the terms or conditions of this Agreement (except for Section 8) may be waived by either RidgeWorth Funds or Virtus Asset Trust, respectively (whichever is entitled to the benefit thereof). Such waiver shall be in writing and authorized by an officer of the waiving party. The failure of either party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.
12.
AMENDMENTS

12.1.   This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of RidgeWorth Funds and Virtus Asset Trust; provided, however, that following the meeting of the Target Fund Shareholders called by RidgeWorth Funds pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to each corresponding class of Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.
NOTICES

13.1.   Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to:
To the Acquiring Funds:
Virtus Asset Trust
[___]
To the Target Funds:
RidgeWorth Funds
[___]
14.
PUBLICITY/CONFIDENTIALITY

14.1.   Publicity.   Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by law, in which case the party issuing such statement or communication shall use all commercially reasonable efforts to advise the other party prior to such issuance.
14.2.    Confidentiality.   (a)   RidgeWorth Funds, each Target Fund, Virtus Asset Trust, each Acquiring Fund, RidgeWorth Capital Management LLC, and [Buyer] (for purposes of this paragraph 14.2, the “Protected Persons”) will hold, and will cause their officers, employees, representatives, agents and affiliates to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all confidential information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) it if was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.
(b)   In the event of a termination of this Agreement, RidgeWorth Funds, each Target Fund, Virtus Asset Trust, each Acquiring Fund, RidgeWorth Capital Management LLC, and [Buyer] agree that they along with their employees, representative agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the other Protected Persons and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.
15.
CONSUMMATION OF EACH REORGANIZATION

15.1.   Each Reorganization is contingent upon the requisite shareholder approval with respect to a Reorganization and other transactions as provided for in Section 6.03(a) of the Merger Agreement unless otherwise waived by an appropriate party.
16.
HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

16.1.   The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.2.   This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.
16.3.   This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of Delaware without regard to its principles of conflicts of laws.
16.4.   This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, as well as transferees of a majority of a party’s assets, whether by dividend or otherwise, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
16.5.   Consistent with its Declaration, the obligations of RidgeWorth Funds with respect to each Target Fund, entered into in the name or on behalf of RidgeWorth Funds by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of RidgeWorth Funds, personally, but bind only the assets of RidgeWorth Funds belonging to such Target Fund, and all persons dealing with any series or funds of RidgeWorth Funds must look solely to the assets of the Trust belonging to such series or fund for the enforcement of any claims against the Trust.
16.6.   Consistent with Virtus Asset Trust Declaration, the obligations of Virtus Asset Trust with respect to each Acquiring Fund, entered into in the name or on behalf of Virtus Asset Trust by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of Virtus Asset Trust, personally, but bind only the assets of Virtus Asset Trust belonging to such Acquiring Fund, and all persons dealing with any series or funds of Virtus Asset Trust must look solely to the assets of Virtus Asset Trust belonging to such series or fund for the enforcement of any claims against Virtus Asset Trust.
IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.
VIRTUS ASSET TRUST,
on behalf of its series listed on Schedule A
By:
RIDGEWORTH FUNDS,
on behalf of its series listed on Schedule A
By:
Solely for purposes of paragraphs 8.10, 9.2, 14, and 16.1 to 16.6 of the Agreement:
[BUYER]
By:
Solely for purposes of paragraphs 8.9, 9.2, 14, and 16.1 to 16.6 of the Agreement:
RIDGEWORTH CAPITAL MANAGEMENT LLC
By:

SCHEDULE A
Acquiring Fund	Target Fund
1 Virtus Ceredex Large-Cap Value Equity Fund Class A Class C Class I Class IS Class T	RidgeWorth Ceredex Large Cap Value Equity Fund Class A Class C Class I Class IS Class T
2 Virtus Ceredex Mid-Cap Value Equity Fund Class A Class C Class I Class IS Class T	RidgeWorth Ceredex Mid-Cap Value Equity Fund Class A Class C Class I Class IS Class T
3 Virtus Ceredex Small-Cap Value Equity Fund Class A Class C Class I Class T	RidgeWorth Ceredex Small Cap Value Equity Fund Class A Class C Class I Class T
4 Virtus Conservative Allocation Strategy Fund Class A Class C Class I Class T	RidgeWorth Conservative Allocation Strategy Class A Class C Class I Class T
5 Virtus Growth Allocation Strategy Fund Class A Class C Class I Class T	RidgeWorth Growth Allocation Strategy Class A Class C Class I Class T
6 Virtus Growth Allocation Strategy Fund Class A Class C Class I Class T	RidgeWorth Moderate Allocation Strategy Class A Class C Class I Class T
7 Virtus Zevenbergen Innovative Growth Stock Fund Class A Class I Class T	RidgeWorth Innovative Growth Stock Fund (formerly, Aggressive Growth Stock Fund) Class A Class I Class T
8 Virtus WCM International Equity Fund Class A Class I Class IS Class T	RidgeWorth International Equity Fund Class A Class I Class IS Class T
9 Virtus Seix Core Bond Fund Class A Class R Class I Class IS Class T	RidgeWorth Seix Core Bond Fund Class A Class R Class I Class IS Class T

Acquiring Fund	Target Fund
10 Virtus Seix Corporate Bond Fund Class A Class C Class I Class T	RidgeWorth Seix Corporate Bond Fund Class A Class C Class I Class T
11 Virtus Seix Floating Rate High Income Fund Class A Class C Class I Class IS Class T	RidgeWorth Seix Floating Rate High Income Fund Class A Class C Class I Class IS Class T
12 Virtus Seix Georgia Tax-Exempt Bond Fund Class A Class I Class T	RidgeWorth Seix Georgia Tax-Exempt Bond Fund Class A Class I Class T
13 Virtus Seix High Grade Municipal Bond Fund Class A Class I Class T	RidgeWorth Seix High Grade Municipal Bond Fund Class A Class I Class T
14 Virtus Seix High Income Fund Class A Class R Class I Class IS Class T	RidgeWorth Seix High Income Fund Class A Class R Class I Class IS Class T
15 Virtus Seix High Yield Fund Class A Class R Class I Class IS Class T	RidgeWorth Seix High Yield Fund Class A Class R Class I Class IS Class T
16 Virtus Seix Investment Grade Tax-Exempt Bond Fund Class A Class I Class T	RidgeWorth Seix Investment Grade Tax-Exempt Bond Fund Class A Class I Class T
17 Virtus Seix Limited Duration Fund Class I Class T	RidgeWorth Seix Limited Duration Fund Class I Class T
18 Virtus Seix North Carolina Tax-Exempt Bond Fund Class A Class I Class T	RidgeWorth Seix North Carolina Tax-Exempt Bond Fund Class A Class I Class T
19 Virtus Seix Short-Term Municipal Bond Fund Class A Class I Class T	RidgeWorth Seix Short-Term Municipal Bond Fund Class A Class I Class T
20 Virtus Seix Short-Term Bond Fund Class A Class C Class I Class T	RidgeWorth Seix Short-Term Bond Fund Class A Class C Class I Class T

Acquiring Fund	Target Fund
21 Virtus Seix Total Return Bond Fund Class A Class R Class I Class IS Class T	RidgeWorth Seix Total Return Bond Fund Class A Class R Class I Class IS Class T
22 Virtus Seix U.S. Government Securities Ultra-Short Bond Fund Class I Class IS Class T	RidgeWorth Seix U.S. Government Securities Ultra-Short Bond Fund Class I Class IS Class T
23 Virtus Seix U.S. Mortgage Fund Class A Class C Class I Class T	RidgeWorth Seix U.S. Mortgage Fund Class A Class C Class I Class T
24 Virtus Seix Ultra-Short Bond Fund Class I Class T	RidgeWorth Seix Ultra-Short Bond Fund Class I Class T
25 Virtus Seix Virginia Intermediate Municipal Bond Fund Class A Class I Class T	RidgeWorth Seix Virginia Intermediate Municipal Bond Fund Class A Class I Class T
26 Virtus Silvant Large-Cap Growth Stock Fund Class A Class C Class I Class IS Class T	RidgeWorth Silvant Large Cap Growth Stock Fund Class A Class C Class I Class IS Class T
27 Virtus Silvant Small-Cap Growth Stock Fund Class A Class C Class I Class IS Class T	RidgeWorth Silvant Small Cap Growth Stock Fund Class A Class C Class I Class IS Class T

SCHEDULE 4.1
[_______]

SCHEDULE 8.10
[_______]

EXHIBIT B: COMPARISON OF FUNDAMENTAL AND
NON-FUNDAMENTAL INVESTMENT LIMITATIONS
Fundamental investment limitations may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund’s outstanding shares. A “majority of the outstanding shares” of a Fund means the lesser of  (a) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of such Fund.
Each Fund’s fundamental investment limitations are set forth below:
Comparison of Fundamental Investment Limitations
Policy	Acquired Funds	Acquiring Funds
Issuing Senior Securities	(All Funds) Each Fund may not issue senior securities (as defined in the 1940 Act), except as permitted by rule, regulation or order of the SEC.	(All Funds)
Each Fund may not issue “senior securities” in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations of the SEC shall not be deemed to be prohibited by this restriction.
Borrowing	(All Funds)
Each Fund may not borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for the purposes of this limitation, investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes (less than 60 days), and in an amount not exceeding 5% of its total assets.	(All Funds)
Each Fund may not borrow money, except (i) in amounts not to exceed one-third of the value of the Fund’s total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.
Note: If any percentage restriction described above for a Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund’s assets will not constitute a violation of the restriction. With respect to this investment restriction, in the event that asset coverage for all borrowings shall at any time fall below 300 per centum, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum.
Underwriting	(All Funds)
Each Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the sale of portfolio securities.	(All Funds)
Each Fund may not underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

Policy	Acquired Funds	Acquiring Funds
Diversification	(All Funds except RidgeWorth Seix North Carolina Tax-Exempt Bond Fund)
Each Fund, except the RidgeWorth Seix North Carolina Tax-Exempt Bond Fund, may not with respect to 75% of each Fund’s total assets, invest more than 5% of the value of the total assets of a Fund in the securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, repurchase agreements involving such securities, and securities issued by investment companies), or purchase the securities of any one issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by a Fund.	(All Funds except Virtus North Carolina Tax-Exempt Bond Fund)
Each Fund, except the Virtus Seix North Carolina Tax-Exempt Bond Fund, may not with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.
	(RidgeWorth Seix North Carolina Tax-Exempt Bond Fund)	(Virtus North Carolina Tax-Exempt Bond Fund)
	The Fund may not (as to 50% of the Fund’s total assets) purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the Fund’s total assets (taken at current value) would then be invested in securities of a single issuer.	The Fund may not (as to 50% of the Fund’s total assets) purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the Fund’s total assets (taken at current value) would then be invested in securities of a single issuer.
Industry Concentration	(All Funds except Allocation Strategies)
Each Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities and securities issued by investment companies) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry or group of industries.	(All Funds except Allocation Strategy Funds)
Each Fund may not purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).
(Allocation Strategies)
No Allocation Strategy may invest more than 25% of its assets in underlying Acquired Funds that, as a matter of policy, concentrate their assets in any one industry. However, an Allocation Strategy may indirectly invest more than 25% of its total assets in one industry through its investments in the underlying Acquired Funds. Each Allocation Strategy may invest up to 100% of its assets in securities issued by investment companies.	(Allocation Strategy Funds)
Neither Allocation Strategy Fund may invest more than 25% of its assets in underlying funds that, as a matter of policy, concentrate their assets in any one industry. However, an Allocation Strategy Fund may indirectly invest more than 25% of its total assets in one industry through its investments in underlying funds. Each Allocation Strategy Fund may invest up to 100% of its assets in securities issued by investment companies.
Lending	(All Funds) Each Fund may not make loans, except that a Fund may: (i) purchase or hold debt instruments in accordance with its investment	(All Funds) Each Fund may not lend securities or make any other loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties,

Policy	Acquired Funds	Acquiring Funds
	objectives and policies; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities.	except that it may purchase debt securities, may enter into repurchase agreements and may acquire loans, loan participations and assignments (both funded and unfunded) and other forms of debt instruments.
Commodities	(All Funds) Each Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments.	(All Funds)
Each Fund, may not purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).
Real Estate	(All Funds)
Each Fund may not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments either issued by companies that invest in real estate, backed by real estate or securities of companies engaged in the real estate business).	(All Funds)
Each Fund may not purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.
Investment Policy Changes	(RidgeWorth Seix Georgia Tax-Exempt Bond Fund, RidgeWorth Seix High Grade Municipal Bond Fund, RidgeWorth Seix Investment Grade Tax-Exempt Bond Fund, RidgeWorth Seix North Carolina Tax-Exempt Bond Fund, RidgeWorth Seix Short-Term Municipal Bond Fund, and RidgeWorth Seix Virginia Intermediate Municipal Bond Fund)
The 80% investment policy of each Fund is a fundamental policy that cannot be changed without the consent of the respective holders of a majority of the Fund’s outstanding shares.	(Virtus Seix Georgia Tax-Exempt Bond Fund, Virtus Seix High Grade Municipal Bond Fund, Virtus Seix Investment Grade Tax-Exempt Bond Fund, Virtus Seix North Carolina Tax-Exempt Bond Fund, Virtus Seix Short-Term Municipal Bond Fund, and Virtus Seix Virginia Intermediate Municipal Bond Fund)

The 80% investment policy of each Fund is a fundamental policy that cannot be changed without the consent of the respective holders of a majority of the Fund’s outstanding shares.
Non-fundamental investment limitations are investment limitations that can be changed by a Fund’s board without a shareholder vote.
Each Fund’s non-fundamental investment limitations are set forth below:
Comparison of Non-Fundamental Investment Limitations
Policy	Acquired Funds	Acquiring Funds
Illiquid Securities	(All Funds)
Each Fund may not purchase or hold illiquid securities (i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time	(All Funds)
Each Fund may not purchase or hold illiquid securities (i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more

Policy	Acquired Funds	Acquiring Funds
	deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.	than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.
Margin Purchases	(RidgeWorth Conservative Allocation Strategy, RidgeWorth Growth Allocation Strategy and RidgeWorth Moderate Allocation Strategy)
No Fund currently intends to purchase securities on margin, except that an Allocation Strategy may obtain such short-term credits as are necessary for the clearance of transactions.	(Virtus Conservative Allocation Strategy Fund and Virtus Growth Allocation Strategy Fund)

No Fund currently intends to purchase securities on margin, except that an Allocation Strategy Fund may obtain such short-term credits as are necessary for the clearance of transactions.
Short Selling	(RidgeWorth Conservative Allocation Strategy, RidgeWorth Growth Allocation Strategy and RidgeWorth Moderate Allocation Strategy) No Fund currently intends to sell securities short.	(Virtus Conservative Allocation Strategy Fund and Virtus Growth Allocation Strategy Fund) No Fund currently intends to sell securities short.
Futures Contracts	(RidgeWorth Conservative Allocation Strategy, RidgeWorth Growth Allocation Strategy and RidgeWorth Moderate Allocation Strategy)
	For all Funds, there is no Allocation Strategy that currently intends to purchase or sell futures contracts or put or call options.	(Virtus Conservative Allocation Strategy Fund and Virtus Growth Allocation Strategy Fund) No Fund currently intends to purchase or sell futures contracts or put or call options.
Investment Policy Changes	(All Funds subject to Rule 35d-1 except RidgeWorth Seix Georgia Tax-Exempt Bond Fund, RidgeWorth Seix High Grade Municipal Bond Fund, RidgeWorth Seix Investment Grade Tax-Exempt Bond Fund, RidgeWorth Seix North Carolina Tax-Exempt Bond Fund, RidgeWorth Seix Short-Term Municipal Bond Fund, and RidgeWorth Seix Virginia Intermediate Municipal Bond Fund)
With respect to each Acquired Fund that is subject to Rule 35d-1 under the 1940 Act, except the Seix Georgia Tax-Exempt Bond Fund, Seix High Grade Municipal Bond Fund, Seix Investment Grade Tax-Exempt Bond Fund, Seix North Carolina Tax-Exempt Bond Fund, Seix Short-Term Municipal Bond Fund, and Seix Virginia Intermediate Municipal Bond Fund, any change to a Fund’s investment policy of investing at least 80% of such Fund’s net assets in a particular type or category of securities is subject to 60 days prior notice to shareholders.	(All Funds subject to Rule 35d-1 except Virtus Seix Georgia Tax-Exempt Bond Fund, Virtus Seix High Grade Municipal Bond Fund, Virtus Seix Investment Grade Tax-Exempt Bond Fund, Virtus Seix North Carolina Tax-Exempt Bond Fund, Virtus Seix Short-Term Municipal Bond Fund, and Virtus Seix Virginia Intermediate Municipal Bond Fund)

With respect to each Acquired Fund that is subject to Rule 35d-1 under the 1940 Act, except the Seix Georgia Tax-Exempt Bond Fund, Seix High Grade Municipal Bond Fund, Seix Investment Grade Tax-Exempt Bond Fund, Seix North Carolina Tax-Exempt Bond Fund, Seix Short-Term Municipal Bond Fund, and Seix Virginia Intermediate Municipal Bond Fund, any change to a Fund’s investment policy of investing at least 80% of such Fund’s net assets in a particular type or category of securities is subject to 60 days prior notice to shareholders.

EXHIBIT C: PRINCIPAL RISKS
Except for certain differences between the investment strategies and risks of RidgeWorth Moderate Allocation Strategy and its corresponding Acquiring Fund discussed above, the principal risks of the Acquired Fund and the Acquiring Fund will be substantially identical. However, because the Funds are part of different fund complexes, there are some differences in how the Funds’ risks are described. Set forth below is a glossary of risks, in alphabetical order, describing the principal risks indicated for each Acquiring Fund in “Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks” above.
A Fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of a Fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of a Fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as a Fund’s subadviser expects. As a result, the value of your shares may decrease. In addition, you will also be subject to the risks associated with the principal investment strategies of any funds and/or ETFs in which a Fund invests. Purchase and redemption activities by Fund shareholders may impact the management of a Fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in a Fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the Fund’s transaction costs.
Affiliated Fund
The Fund’s adviser has the authority to select and substitute affiliated and/or unaffiliated mutual funds to serve as underlying funds, which may create a conflict of interest because the adviser receives fees from affiliated funds, some of which pay the adviser more than others. However, as a fiduciary to the Fund the adviser is obligated to act in the Fund’s best interest when selecting underlying funds.
Allocation
A Fund’s investment performance depends, in part, upon how its assets are allocated and reallocated by its adviser. If the Fund’s exposure to equities and fixed income securities, or to different asset classes, deviates from the adviser’s intended allocation, or if the Fund’s allocation is not optimal for market conditions at a given time, the Fund’s performance may suffer.
Convertible Securities
Convertible securities are bonds, debentures, notes, preferred stock, rights, warrants or other securities that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. If a convertible security is called for redemption, the respective fund may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the Fund. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.
Debt Securities
Debt securities are subject to various risks, the most prominent of which are credit risk and interest rate risk. These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument. Risks associated with investing in debt securities include the following:
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Call Risk.   There is a risk that issuers will prepay fixed rate obligations when interest rates fall. A Fund holding callable securities therefore may be forced to reinvest in obligations with lower interest rates than the original obligations and otherwise may not benefit fully from the increase in value that other fixed income securities experience when rates decline.

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Credit Risk.   The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt securities rated below investment-grade are especially susceptible to this risk.

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Interest Rate Risk.   The values of debt securities usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to a Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.
Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.
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Limited Voting Rights Risk.   Debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

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Liquidity Risk.   Certain debt securities may be substantially less liquid than many other securities, such as U.S. Government securities or common stocks.

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Long-Term Maturities/Durations Risk.   The risk that fixed income securities with longer maturities or durations may be subject to greater price fluctuations due to interest rate, tax law, and general market changes than securities with shorter maturities or durations.

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Redemption Risk.   Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes, in addition to call features at the option of the issuer. In the event of a redemption, a Fund may not be able to reinvest the proceeds at comparable rates of return.

Depositary Receipts
Certain funds may invest in American Depositary Receipts (ADRs) sponsored by U.S. banks, European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), ADRs not sponsored by U.S. banks, other types of depositary receipts (including non-voting depositary receipts), and other similar instruments representing securities of foreign companies.
Although certain depositary receipts may reduce or eliminate some of the risks associated with foreign investing, these types of securities generally are subject to many of the same risks as direct investment in securities of foreign issuers.
Derivatives
Derivative transactions are contracts whose value is derived from the value of an underlying asset, index or rate, including futures, options, non-deliverable forwards, forward foreign currency exchange contracts and swap agreements. A Fund may use derivatives to hedge against factors that affect the value of its investments, such as interest rates and foreign currency exchange rates. A Fund may also utilize derivatives as part of its overall investment technique to gain or lessen exposure to various securities, markets, volatility, dividend payments and currencies.
Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Many derivatives, and particularly those that are privately negotiated, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Derivatives are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). In addition, some derivatives transactions may involve potentially unlimited losses.
Derivative contracts entered into for hedging purposes may also subject a Fund to losses if the contracts do not correlate with the assets, indexes or rates they were designed to hedge. Gains and losses derived from hedging transactions are, therefore, more dependent upon the subadviser’s ability to correctly predict the movement of the underlying asset prices, indexes or rates.

As an investment company registered with the SEC, each Fund is required to identify on its books (often referred to as “asset segregation”) liquid assets, or engage in other SEC-approved measures, to “cover” open positions with respect to certain kinds of derivative instruments. If a Fund investing in such instruments has insufficient cash to meet such requirements, it may have to sell other investments, including at disadvantageous times.
Governments, agencies and/or other regulatory bodies may adopt or change laws or regulations that could adversely affect a Fund’s ability to invest in derivatives as the Fund’s subadviser intends. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), among other things, grants the Commodity Futures Trading Commission (the “CFTC”) and SEC broad rulemaking authority to implement various provisions of the Dodd-Frank Act including comprehensive regulation of the over-the-counter (“OTC”) derivatives market. The implementation of the Dodd-Frank Act could adversely affect a Fund by placing limits on derivative transactions, and/or increasing transaction and/or regulatory compliance costs. For example, the CFTC has recently adopted new rules that will apply a new aggregation standard for position limit purposes, which may further limit a Fund’s ability to trade futures contracts and swaps.
There are also special tax rules applicable to certain types of derivatives, which could affect the amount, timing and character of a Fund’s income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund’s income or deferring its losses. A Fund’s use of derivatives may also increase the amount of taxes payable by shareholders or the resources required by the Fund or its adviser and/or subadviser(s) to comply with particular regulatory requirements.
Equity Securities
Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Fund goes down, the value of the Fund’s shares will be affected.
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Growth Stocks Risk.   Growth stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. Growth stocks also tend to be more expensive relative to their earnings or assets compared to other types of stocks, and as a result they tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

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Large Market Capitalization Companies Risk.   The value of investments in larger companies may not rise as much as smaller companies, or larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

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Medium Market Capitalization Companies Risk.   Medium-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of medium-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the fund.

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Small and Medium Market Capitalization Companies Risk.   Small and medium-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small and medium-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the Fund.

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Small Market Capitalization Companies Risk.   Small companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small companies may be more volatile, and may face a greater risk of business failure, which could increase the volatility and risk of loss to the Fund.

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Value Stocks Risk.   A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company and other factors, or because it is associated with a market sector that generally is out of favor with investors. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

Exchange-Traded Funds (ETFs)
ETFs invest in a portfolio of securities designed to track a particular market segment or index. The risks associated with investing in ETFs generally reflect the risks of owning shares of the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Assets invested in ETFs incur a layering of expenses, including operating costs and advisory fees that fund shareholders indirectly bear; such expenses may exceed the expenses the Fund would incur if it invested directly in the underlying portfolio of securities the ETF is designed to track. Shares of ETFs trade on a securities exchange and may trade at, above, or below their net asset value.
Foreign Investing
Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.
In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.
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Currency Rate Risk.   Because the foreign securities in which a Fund invests generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the value of each fund’s shares is calculated in U.S. dollars, it is possible for a Fund to lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Generally, a strong U.S. dollar relative to such other currencies will adversely affect the value of the Fund’s holdings in foreign securities.

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Emerging Market Investing Risk.   The risks of foreign investments are generally greater in countries whose markets are still developing than they are in more developed markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative. To the extent that a Fund invests a significant portion of its assets in a particular emerging market, the Fund will be more vulnerable to financial, economic, political and other developments in that country, and conditions that negatively impact that country will have a greater impact on the Fund as compared with a Fund that does not have its holdings concentrated in a particular country.

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Equity-Linked Instruments Risk   Equity-linked instruments are instruments of various types issued by financial institutions or special purpose entities located in foreign countries to provide the synthetic economic performance of a referenced equity security, including benefits from dividends and other corporate actions, but without certain rights of direct investment in the referenced securities, such as voting rights. In addition to the market and other risks of the referenced equity security, equity-linked instruments involve counterparty risk, which includes the risk that the issuing entity may not be able to honor its financial commitment. Equity-linked instruments have no guaranteed return of principal and may experience a return different from the referenced equity security. Typically, a Fund will invest in equity-linked instruments in order to obtain exposure to certain countries in which it does not have local accounts.

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Foreign Currency Transactions Risk.   A Fund may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps and other similar strategic transactions in connection with its investments in securities of non-U.S. companies. These transactions are designed to hedge the Fund’s exposure to foreign currency risks; however, such investments may not prove successful or may have the effect of limiting gains from favorable market movements.

Fund of Funds
Achieving the Fund’s objective will depend on the performance of the underlying mutual funds, which depends on the particular securities in which the underlying mutual funds invest. Indirectly, the Fund is subject to all risks associated with the underlying mutual funds. Since the Fund’s performance depends on that of each underlying mutual fund, it may be subject to increased volatility.
Assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in the Fund, indirectly bear. Such fees and expenses may exceed the fees and expenses the Fund would have incurred if it invested in the underlying fund’s assets directly. As the underlying funds or the Fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease.
The underlying funds may change their investment objective or policies without the approval of the Fund, and the Fund might be forced to withdraw its investment from the underlying fund at a time that is unfavorable to the Fund.
Each underlying fund may be subject to risks other than those described because the types of investments made by an underlying fund can change over time. For further description of the risks associated with the underlying funds, please consult the underlying funds’ prospectus.
Geographic Concentration Risk
The value of the investments of a Fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political and other developments affecting the fiscal stability of that location, and conditions that negatively impact that location will have a greater impact on the Fund as compared with a Fund that does not have its holdings similarly concentrated. Events negatively affecting such location are therefore likely to cause the value of the Fund’s shares to decrease, perhaps significantly.
High-Yield/High-Risk Fixed Income Securities (Junk Bonds)
Securities rated “BB” or below by S&P or Fitch, or “Ba” or below by Moody’s, may be known as “high-yield” securities and commonly referred to as “junk bonds.” The highest of the ratings among S&P, Fitch and Moody’s is used to determine the security’s classification. Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high-yield/high-risk issuers is more complex than for higher-rated securities, making it more difficult for a Fund’s subadviser to accurately predict risk. There is a greater risk with high-yield/high-risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the Fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.
Illiquid and Restricted Securities
Certain securities in which a fund invests may be difficult to sell at the time and price beneficial to the fund, for example due to low trading volumes or legal restrictions. When there is no willing buyer or a security cannot be readily sold, the fund may have to sell at a lower price or may be unable to sell the security at all. The sale of such securities may also require the fund to incur expenses in addition to those normally associated with the sale of a security.
In addition to this, certain shareholders, including affiliates of a Fund’s investment adviser and/or subadviser(s), may from time to time own or control a significant percentage of the Fund’s shares. Redemptions by these shareholders of their shares of the Fund may increase the Fund’s liquidity risk by causing the Fund to have to sell securities at an unfavorable time and/or price.
Income
The income shareholders receive from a Fund is based primarily on the dividends and interest the Fund earns from its investments, which can vary widely over the short- and long-term. If prevailing market interest rates drop, distribution rates of the Fund’s preferred stock holdings and any bond holdings could drop as well. The Fund’s income also would likely be affected adversely when prevailing short-term interest rates increase. In certain circumstances, a Fund may be treated as receiving income even though no cash is received. A Fund may not be able to pay distributions, or may have to reduce distribution levels, if the cash distributions that the Fund receives from its investments decline. For investments in inflation-protected treasuries (TIPS), income may decline due to a decline in inflation (or deflation) or due to changes in inflation expectations.
Industry/Sector Concentration
The value of the investments of a Fund that focuses its investments in a particular industry or market sector will be highly sensitive to financial, economic, political and other developments affecting that industry or market sector, and conditions that negatively impact that industry or market sector will have a greater impact on the Fund as compared with a Fund that does not have its holdings similarly concentrated. Events negatively affecting the industries or market sectors in which a Fund has invested are therefore likely to cause the value of the Fund’s shares to decrease, perhaps significantly.
Inflation Protection Investing
The current market value of inflation-protected securities is not guaranteed and will fluctuate. Inflation-protected securities may react differently from other fixed income securities to changes in interest rates. Because interest rates on inflation-protected securities are adjusted for inflation, the values of these securities are not materially affected by inflation expectations. Therefore, the value of inflation-protected securities are anticipated to change in response to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. Generally, the value of an inflation-protected security will fall when real interest rates rise and will rise when real interest rates fall.
Because the interest and/or principal payments on an inflation-protected security are adjusted periodically for changes in inflation, the income distributed by a fund invested in such securities may be irregular. Although the U.S. Treasury guarantees to pay at least the original face value of any inflation-protected securities the Treasury issues, other issuers may not offer the same guarantee. Also, inflation-protected securities, including those issued by the U.S. Treasury, are not protected against deflation. As a result, in a period of deflation, the inflation-protected securities held by a fund may not pay any income and the fund may suffer a loss. While inflation-protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in a fund’s value. If interest rates rise due to reasons other than inflation, a fund’s investment in these securities may not be protected to the extent that the increase is not reflected in the securities’ inflation measures. In addition, positive adjustments to principal generally will result in taxable income to a fund at the time of such adjustments (which generally would be distributed by the fund as part of its taxable dividends), even though the principal amount is not paid until maturity. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. A fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different from the rate of the inflation index.
Leverage
When a Fund makes investments in futures contracts, forward contracts, swaps and other derivative instruments, the futures contracts, forward contracts, swaps and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. When a Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a when-issued basis, or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. The value of the shares of a Fund employing leverage will be more volatile and sensitive to market movements. Leverage may also involve the creation of a liability that requires the Fund to pay interest.
Limited Number of Investments
Because the fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.
Loans
Investing in loans (including loan assignments, loan participations and other loan instruments) carries certain risks in addition to the risks typically associated with high-yield/high-risk fixed income securities. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and sometimes trade infrequently on the secondary market. In the event a borrower defaults, a Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. There is a risk that the value of the collateral securing the loan may decline after a Fund invests and that the collateral may not be sufficient to cover the amount owed to the Fund. If the loan is unsecured, there is no specific collateral on which the Fund can foreclose. In addition, if a secured loan is foreclosed, a Fund may bear the costs and liabilities associated with owning and disposing of the collateral, including the risk that collateral may be difficult to sell.
Transactions in many loans settle on a delayed basis. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period of time after the sale of the loans. No active trading market may exist for some loans, which may impact the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded loans. Loans also may be subject to restrictions on resale, which can delay the sale and adversely impact the sale price. Difficulty in selling a loan can result in a loss. Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Certain loans may not be considered “securities,” and purchasers, such as a Fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. With loan participations, a Fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if a Fund could enforce its rights directly against the borrower.
Market Volatility
The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.
Instability in the financial markets has exposed each Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government and other governments have taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which funds themselves are regulated, which could limit or preclude a Fund’s ability to achieve its investment objective.
Mortgage-Backed and Asset-Backed Securities
Mortgage-backed securities represent interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders. Asset-backed securities represent interests in pools of underlying assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. These two types of securities share many of the same risks.
The impairment of the value of collateral or other assets underlying a mortgage-backed or asset-backed security, such as that resulting from non-payment of loans, may result in a reduction in the value of such security and losses to a Fund.
Early payoffs in the loans underlying such securities may result in a Fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, a Fund may be required to invest proceeds at lower interest rates, causing the Fund to earn less than if the prepayments had not occurred. Conversely, rising interest rates may cause prepayments to occur at a slower than expected rate, which may effectively change a security that was considered short- or intermediate-term into a long-term security. Long-term securities tend to fluctuate in value more widely in response to changes in interest rates than shorter-term securities.
Municipal Bond Market
The amount of public information available about municipal bonds is generally less than that of corporate equities or bonds, and the investment performance of a Fund may be more dependent on the analytical abilities of the investment adviser than would be the case for a Fund that does not invest in municipal bonds. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at attractive prices. In addition, municipal obligations can experience downturns in trading activity, and the supply of municipal obligations may exceed the demand in the market. During such periods, the spread can widen between the price at which an obligation can be purchased and the price at which it can be sold. Less liquid obligations can become more difficult to value and be subject to erratic price movements. Economic and other events (whether real or perceived) can reduce the demand for certain investments or for investments generally, which may reduce market prices and cause the value of the Fund’s shares to fall. The frequency and magnitude of such changes cannot be predicted. A Fund may invest in municipal obligations that do not appear to be related, but in fact depend on the financial rating or support of a single government unit, in which case, events that affect one of the obligations will also affect the others and will impact the Fund’s portfolio to a greater degree than if the Fund’s investments were not so related. The increased presence of non-traditional participants in the municipal markets may lead to greater volatility in the markets.
Non-Diversification
A non-diversified fund is not limited in the proportion of assets that it may invest in the securities of any one issuer. If the Fund takes concentrated positions in a small number of issuers, the Fund may be more susceptible to the risks associated with those issuers, or to a single economic, political, regulatory or other event affecting those issuers.
Portfolio Turnover Risk
A Fund’s investment strategy may result in consistently high turnover rate. A high portfolio turnover rate may result in correspondingly greater brokerage commission expenses and the distribution to shareholders of additional capital gains for tax purposes, some of which may be taxable at ordinary income rates. These factors may negatively affect the Fund’s performance.
Preferred Stocks
Preferred stocks may provide a higher dividend rate than the interest yield on debt securities of the same issuer, but are subject to greater risk of fluctuation in market value and greater risk of non-receipt of income. Unlike interest on debt securities, dividends on preferred stocks must be declared by the issuer’s board of directors before becoming payable. Preferred stocks are in many ways like perpetual debt securities, providing a stream of income but without stated maturity date. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change. Such fluctuations generally are comparable to or exceed those of long-term government or corporate bonds (those with maturities of fifteen to thirty years). Preferred stocks have claims on assets and earnings of the issuer that are subordinate to the claims of all creditors but senior to the claims of common stockholders. A preferred stock rating differs from a bond rating because it applies to an equity issue which is intrinsically different from, and subordinated to, a debt issue. Preferred stock ratings generally represent an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. Preferred stock also may be subject to optional or mandatory redemption provisions, and may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt or common stock.
Real Estate Investment
Investing in companies that invest in real estate (“Real Estate Companies”) exposes a Fund to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which Real Estate Companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Real Estate Companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type.
Sector Focused Investing
The value of the investments of a Fund that focuses its investments in a particular market sector will be highly sensitive to financial, economic, political and other developments affecting that market sector, and conditions that negatively impact that market sector will have a greater impact on the Fund as compared with a Fund that does not have its holdings similarly focused. Events negatively affecting the market sectors in which a Fund has invested are therefore likely to cause the value of the Fund’s shares to decrease, perhaps significantly.
Short-Term Investments
A Fund may invest in short-term investments, which may include money market instruments, repurchase agreements, certificates of deposits and bankers’ acceptances and other short-term instruments that are not U.S. Government securities. These securities generally present less risk than many other investments, but they are generally subject to credit risk and may be subject to other risks as well.
Tax-Exempt Securities
The risk that tax-exempt securities may not provide a higher after-tax return than taxable securities or that the tax-exempt status of such securities may be lost or limited.

Tax Liability
The risk that distributions by a Fund become taxable to shareholders as ordinary income due to noncompliant conduct by a municipal bond issuer, unfavorable changes in federal or state tax laws, or adverse interpretations of tax laws by applicable tax authorities. Such adverse interpretations or actions could cause interest from a security to become taxable, possibly retroactively, subjecting shareholders to increased tax liability. In addition, such adverse interpretations or actions could cause the value of a security, and therefore the value of a Fund’s shares, to decline.
Unrated Fixed Income Securities
A Fund’s subadviser has the authority to make determinations regarding the quality of such securities for the purposes of assessing whether they meet the Fund’s investment restrictions. However, analysis of unrated securities is more complex than that of rated securities, making it more difficult for the subadviser to accurately predict risk. Unrated fixed income securities may not be lower in quality than rated securities, but due to their perceived risk they may not have as broad a market as rated securities, making it more difficult to sell unrated securities.
U.S. Government Securities
Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase, and in fact, the market values of such obligations may fluctuate. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.

EXHIBIT D: ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS
Below is additional information regarding the Acquiring Funds. The information presented below also is applicable to the Acquired Funds, except where noted otherwise, either below or in the body of the prospectus/proxy statement. All references to a Fund or the Funds in this Exhibit D refer to an Acquiring Fund or the Acquiring Funds, respectively, unless otherwise noted.
Risks Associated with Additional Investment Techniques and Fund Operations
In addition to the principal investment strategies described in the “Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks” sections, the Acquiring Funds may engage in additional investment techniques that present additional risks to a Fund as described below. Although other techniques may be utilized from time to time. The information below describes the additional investment techniques and their risks. Many of the additional investment techniques that a Fund may use, as well as other investment techniques that are relied upon to a lesser degree, are more fully described in the Acquiring Funds’ SAI.
Temporary Defensive Strategy:   If a Fund’s adviser or subadviser does not believe that the market conditions are favorable to a Fund’s principal investment strategies, the Fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing, without limit, in cash and cash equivalents. When this allocation happens, the Fund may not achieve its investment objective(s).
Convertible Securities
Convertible securities are bonds, debentures, notes, preferred stock, rights, warrants or other securities that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. If a convertible security is called for redemption, the respective fund may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the Fund. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.
Cybersecurity
With the increased use of technologies such as the Internet to conduct business, the Funds have become potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, infection by computer viruses or other malicious software code or unauthorized access to the digital information systems, networks or devices of the Funds or their service providers (including, but not limited to, the Funds’ investment adviser, transfer agent, custodian, administrators and other financial intermediaries) through “hacking” or other means, in each case for the purpose of misappropriating assets or sensitive information (including, for example, personal shareholder information), corrupting data or causing operational disruption or failures in the physical infrastructure or operating systems that support the Funds. Any such cybersecurity breaches or losses of service may cause the Funds to lose proprietary information, suffer data corruption or lose operational capacity, which, in turn, could cause the Funds to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. While the Funds and their service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Cybersecurity risks may also impact issuers of securities in which the Funds invest, which may cause the Funds’ investments in such issuers to lose value.
High-Yield/High-Risk Fixed Income Securities (Junk Bonds)
Securities rated “BB” or below by S&P or Fitch, or “Ba” or below by Moody’s, may be known as “high-yield” securities and commonly referred to as “junk bonds.” The highest of the ratings among S&P, Fitch and Moody’s is used to determine the security’s classification. Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high-yield/high-risk issuers is more complex than for higher-rated securities, making it more difficult for a Fund’s subadviser to accurately predict risk. There is a greater risk with high-yield/high-risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the Fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.
Illiquid and Restricted Securities
Certain securities in which a Fund invests may be difficult to sell at the time and price beneficial to the Fund, for example due to low trading volumes or legal restrictions. When there is no willing buyer or a security cannot be readily sold, the Fund may have to sell at a lower price or may be unable to sell the security at all. The sale of such securities may also require the Fund to incur expenses in addition to those normally associated with the sale of a security.
Investment Grade Securities
A Fund may invest in all types of long-term or short-term investment-grade debt obligations of U.S. issuers. In addition to the types of securities mentioned in connection with the Fund’s principal investment strategies, the Fund may also invest in other bonds, debentures, notes, municipal bonds, equipment lease certificates, equipment trust certificates, conditional sales contracts and commercial paper. Debt securities with lower credit ratings have a higher risk of default on payment of principal and interest, and securities with longer maturities are subject to greater price fluctuations in response to changes in interest rates. If interest rates rise, the value of debt securities generally will fall.
Money Market Instruments
To meet margin requirements, redemptions or for investment purposes, a Fund may hold money market instruments, including full faith and credit obligations of the United States, high quality short-term notes and commercial paper.
Mortgage-Backed and Asset-Backed Securities
Mortgage-backed securities represent interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders. Asset-backed securities represent interests in pools of underlying assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. These two types of securities share many of the same risks.
The impairment of the value of collateral or other assets underlying a mortgage-backed or asset-backed security, such as that resulting from non-payment of loans, may result in a reduction in the value of such security and losses to a Fund.
Early payoffs in the loans underlying such securities may result in a Fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, a Fund may be required to invest proceeds at lower interest rates, causing the Fund to earn less than if the prepayments had not occurred. Conversely, rising interest rates may cause prepayments to occur at a slower than expected rate, which may effectively change a security that was considered short- or intermediate-term into a long-term security. Long-term securities tend to fluctuate in value more widely in response to changes in interest rates than shorter-term securities.
Municipal Securities
The amount of public information available about municipal bonds is generally less than that of corporate equities or bonds, and the investment performance of a Fund may be more dependent on the analytical abilities of the investment adviser than would be the case for a Fund that does not invest in municipal bonds. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at attractive prices. In addition, municipal obligations can experience downturns in trading activity, and the supply of municipal obligations may exceed the demand in the market. During such periods, the spread can widen between the price at which an obligation can be purchased and the price at which it can be sold. Less liquid obligations can become more difficult to value and be subject to erratic price movements. Economic and other events (whether real or perceived) can reduce the demand for certain investments or for investments generally, which may reduce market prices and cause the value of the Fund’s shares to fall. The frequency and magnitude of such changes cannot be predicted. A Fund may invest in municipal obligations that do not appear to be related, but in fact depend on the financial rating or support of a single government unit, in which case, events that affect one of the obligations will also affect the others and will impact the Fund’s portfolio to a greater degree than if the Fund’s investments were not so related. The increased presence of non-traditional participants in the municipal markets may lead to greater volatility in the markets.

Mutual Fund Investing
Each Fund may invest in other mutual funds for cash management purposes. Through its investments in other mutual funds, a Fund is exposed not only to the risks of the underlying funds’ investments but also to certain additional risks. Assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in the Fund, indirectly bear. Such fees and expenses may exceed the fees and expenses the Fund would have incurred if it invested in the underlying fund’s assets directly. To the extent that the expense ratio of an underlying fund changes, the weighted average operating expenses borne by the Fund may increase or decrease. An underlying fund may change its investment objective or policies without the approval of the Fund, and the Fund might be forced to withdraw its investment from the underlying fund at a time that is unfavorable to the Fund. If a Fund invests in closed-end funds, it may incur added expenses such as additional management fees and trading costs and additional risks associated with trading at a discount to NAV and use of leverage.
Operational
An investment in a Fund, like any mutual fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While the Funds seek to minimize such events through controls and oversight, there may still be failures that could cause losses to a Fund.
Repurchase Agreements
A Fund may invest in repurchase agreements with commercial banks, brokers and dealers considered by the adviser to be creditworthy. Such agreements subject the Fund to the risk of default or insolvency of the counterparty.
Short-Term Investments
Short-term investments include money market instruments, repurchase agreements, certificates of deposits and bankers’ acceptances and other short-term instruments that are not U.S. Government securities. These securities generally present less risk than many other investments, but they are generally subject to credit risk and may be subject to other risks as well.
U.S. and Foreign Government Obligations
Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase, and in fact, the market values of such obligations may fluctuate. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law. Foreign obligations may not be backed by the government of the issuing country, and are subject to foreign investing risks.
Variable Rate, Floating Rate and Variable Amount Securities
Variable rate, floating rate, or variable amount securities are generally short-term, unsecured, fluctuating, interest-bearing notes of private issuers. The absence of an active secondary market with respect to certain such instruments could make it difficult for the Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods that a Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments.
Note Regarding Percentage Limitations
Some of the Funds’ investment strategies and policies set forth percentage limitations on a Fund’s investment in, or holdings of, certain types of investments. Compliance with these strategies and policies generally will be determined immediately after the acquisition of such investments by the Fund. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment strategies and policies.

With respect to a Fund (except for Virtus Seix Georgia Tax-Exempt Bond Fund, Virtus Seix High Grade Municipal Bond Fund, Virtus Seix Investment Grade Tax-Exempt Bond Fund, Virtus Seix North Carolina Tax-Exempt Bond Fund, Virtus Seix Short-Term Municipal Bond Fund, and Virtus Seix Virginia Intermediate Municipal Bond Fund) whose name suggests that the Fund focuses its investments in a particular type of investment or investments, or in investments in a particular industry or group of industries, and that has adopted a policy under Rule 35d-1 under the 1940 Act, the Fund’s policy to invest at least 80% of its net assets in certain investments may be changed by the Trustees upon at least 60 days’ prior written notice to shareholders. The 80% investment policy of each of Virtus Seix Georgia Tax-Exempt Bond Fund, Virtus Seix High Grade Municipal Bond Fund, Virtus Seix Investment Grade Tax-Exempt Bond Fund, Virtus Seix North Carolina Tax-Exempt Bond Fund, Virtus Seix Short-Term Municipal Bond Fund, and Virtus Seix Virginia Intermediate Municipal Bond Fund cannot be changed without the approval of the applicable Fund’s shareholders. References in the discussion of these Funds’ investment policies to 80% of a Fund’s net assets refer to that percentage of the aggregate of the Fund’s net assets and the amount, if any, of borrowings by the Fund for investment purposes.
Portfolio Managers
The table below lists the individuals who are primarily responsible for the day-to-day management of the Acquiring Funds. Biographical information about each portfolio manager is set forth immediately after the table. The SAI provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and any ownership interest they may have in each Fund.
Acquiring Fund	Portfolio Manager(s) and Start Date
Virtus Ceredex Large-Cap Value Equity Fund	Mills Riddick (since 1995)
Virtus Ceredex Mid-Cap Value Equity Fund	Don Wordell (since 2001)
Virtus Ceredex Small-Cap Value Equity Fund	Brett Barner (since 1994)
Virtus Silvant Large-Cap Growth Stock Fund	Michael Sansoterra (since 2007) Sandeep Bhatia (since 2011)
Virtus Silvant Small-Cap Growth Stock Fund	Sandeep Bhatia (since 2011) Michael Sansoterra (since 2007)
Virtus Zevenbergen Innovative Growth Stock Fund	[Nancy Zevenbergen (since 2004)] [Brooke de Boutray (since 2004)] [Leslie Tubbs (since 2004)] [Joseph Dennison (since 2015)] [Anthony Zackery (since 2015)]
Virtus WCM International Equity Fund	[Paul Black (since 2015)] [Peter Hunkel (since 2015)] [Michael Trigg (since 2015)] [Kurt Winrich (since 2015)]
Virtus Seix Core Bond Fund	James F. Keegan (since 2008) Perry Troisi (since 2004) Michael Rieger (since 2007) Jonathan Yozzo (since 2015) Carlos Catoya (since 2015)
Virtus Seix Corporate Bond Fund	James F. Keegan (since 2008) Perry Troisi (since 2004) Jonathan Yozzo (since 2015) Carlos Catoya (since 2015)
Virtus Seix Floating Rate High Income Fund	George Goudelias (since 2006) Vincent Flanagan (since 2011)
Virtus Seix Georgia Tax-Exempt Bond Fund	Chris Carter (since 2003)
Virtus Seix High Grade Municipal Bond Fund	Ronald Schwartz (since 1994)

Acquiring Fund	Portfolio Manager(s) and Start Date
Virtus Seix High Income Fund	Michael Kirkpatrick (since 2011) James FitzPatrick (since 2013)
Virtus Seix High Yield Fund	Michael Kirkpatrick (since 2007) James FitzPatrick (since 2013)
Virtus Seix Investment Grade Tax-Exempt Bond Fund	Ronald Schwartz (since 1992)
Virtus Seix Limited Duration Fund	James F. Keegan (since 2008) Perry Troisi (since 2002) Michael Rieger (since 2007) Seth Antiles (since 2009) Jonathan Yozzo (since 2015) Carlos Catoya (since 2015)
Virtus Seix North Carolina Tax-Exempt Bond Fund	Chris Carter (since 2005)
Virtus Seix Short-Term Bond Fund	James F. Keegan (since 2014) Perry Troisi (since 2014) Michael Rieger (since 2014) Jonathan Yozzo (since 2015) Carlos Catoya (since 2015)
Virtus Seix Short-Term Municipal Bond Fund	Ronald Schwartz (since 2011) Dusty Self (since 2011)
Virtus Seix Total Return Bond Fund	James F. Keegan (since 2008) Perry Troisi (since 2002) Michael Rieger (since 2007) Seth Antiles (since 2007) Jonathan Yozzo (since 2015) Carlos Catoya (since 2015)
Virtus Seix Ultra-Short Bond Fund	James F. Keegan (since 2014) Perry Troisi (since 2014) Michael Rieger (since 2014) Jonathan Yozzo (since 2015) Carlos Catoya (since 2015)
Virtus Seix U.S. Government Securities Ultra-Short Bond Fund	James F. Keegan (since 2014) Perry Troisi (since 2014) Michael Rieger (since 2014)
Virtus Seix U.S. Mortgage Fund	James F. Keegan (since 2008) Perry Troisi (since 2007) Michael Rieger (since 2007) Seth Antiles (since 2009) Jonathan Yozzo (since 2015) Carlos Catoya (since 2015)
Virtus Seix Virginia Intermediate Municipal Bond Fund	Chris Carter (since 2011)
Virtus Conservative Allocation Strategy Fund	Peter Batchelar (since 2017) Thomas Wagner (since 2017)
Virtus Growth Allocation Strategy Fund	Peter Batchelar (since 2017) Thomas Wagner (since 2017)
Seth Antiles.   Mr. Antiles joined Seix in 2005 and serves as Senior Portfolio Manager and Managing Director. He specializes in global macro strategies. Mr. Antiles is focused on research and oversight for all emerging market and non-dollar investments and is a member of the Seix Investment Policy Group, which determines firm-wide asset allocation policy. He has worked in investment management since 1994.

Sandeep Bhatia, PhD, CFA.   Mr. Bhatia currently serves as Managing Director of Silvant. He has been associated with Silvant or an affiliate since 2007. Prior to joining RidgeWorth, Mr. Bhatia served as a Senior Research Analyst for Eagle Asset Management, focusing on the healthcare sector from 2005 to 2007. He has worked in investment management since 2000.
[Paul R. Black.   Mr. Black, currently serves as President and co-CEO of WCM. He has worked in investment management since 1983.]
[Brooke de Boutray, CFA, CIC.   Ms. de Boutray joined [ZCI] in 1992 and has served as Managing Director, Portfolio Manager and Analyst since 2004. She has worked in investment management since 1981.]
Brett Barner, CFA.   Mr. Barner currently serves as Managing Director of Ceredex. In 1990, Mr. Barner joined Trusco Capital Management, Ceredex’s predecessor firm, as a client portfolio manager and performed equity analysis. In 1995, he assumed a portfolio manager role for Ceredex Small Cap Value. Before joining Ceredex, he was a financial consultant for Drexel Burnham and Shearson Lehman Brothers. He has worked in investment management since 1985.
Peter J. Batchelar, CFA, CAIA.   Mr. Batchelar is Vice President, Product Management for Virtus Investment Partners. In addition to leading the company’s product management team, he is responsible for the oversight process used to monitor the company’s investment strategies. Mr. Batchelar joined Phoenix Investment Partners, the predecessor to Virtus Investment Partners, in 2004. Prior to joining Phoenix, he held positions at John A. Levin & Co. and Credit Suisse Asset Management. Previously, Mr. Batchelar was a Portfolio Manager at Mellon Capital Management, where he managed Global Tactical Asset Allocation portfolios for institutional clients. In this capacity, Mr. Batchelar was responsible for allocating portfolio assets among equity, fixed income, and derivative investments across the globe. Mr. Batchelar began his career in the investment industry in 1994.
Christopher Carter.   Mr. Carter joined Seix in 2003 and serves as a Portfolio Manager and Managing Director at Seix. He has worked in investment management since 1991.
Carlos Catoya.   Mr. Catoya joined Seix in 2001 and serves as Portfolio Manager for Credit and Managing Director. He has worked in investment management since 1994.
[Joseph Dennison, CFA.   Mr. Dennison joined [ZCI] in 2011. He has worked in investment management since 2011.]
James FitzPatrick.   Mr. FitzPatrick joined Seix in 1997 and serves as Portfolio Manager, Managing Director and Head of Leveraged Finance Trading. He has worked in investment management since 1996.
Vince Flanagan.   Mr. Flanagan joined Seix in 2006 and serves as a Portfolio Manager and Senior High Yield Research Analyst focusing on Media and Technology. He has worked in investment management since 1997.
George Goudelias.   Mr. Goudelias is a Senior Portfolio Manager, Head of Leveraged Finance and a Senior High Yield Research Analyst covering the Telecommunications sector for Seix. He is a member of the Seix Investment Policy Group, which determines firm-wide asset allocation policy. He has extensive experience covering the telecommunications industry. He has worked in investment management since 1987.
[Peter J. Hunkel.   Mr. Hunkel currently serves as Portfolio Manager and Business Analyst of [WCM]. He has worked in investment management since 1998.]
James F. Keegan.   Mr. Keegan joined Seix in 2008 and serves as Chief Investment Officer and Chairman of Seix. He has oversight responsibilities for the Seix investment teams and specific portfolio management responsibilities within the Investment Grade team. Mr. Keegan leads the Seix Investment Policy Group, which determines firm-wide asset allocation policy. He also serves on the Board of Directors of RidgeWorth Holdings LLC and is a member of the Management Member Working Group. He has worked in investment management since 1982.
Michael Kirkpatrick.   Mr. Kirkpatrick joined Seix in 2002 and serves as Senior Portfolio Manager, Managing Director and Senior High Yield Research Analyst primarily covering the Gaming and Finance sectors. He is a member of the Seix Investment Policy Group, which determines firm-wide asset allocation policy. He has worked in investment management since 1991.
Mills Riddick, CFA.   Mr. Riddick currently serves as Chief Investment Officer of Ceredex and as a Vice President of RidgeWorth. He has worked in investment management since 1982.

Michael Rieger.   Mr. Rieger joined Seix in 2007 and serves as Senior Portfolio Manager and Managing Director. He focuses on the securitized sector and is a member of the Seix Investment Policy Group, which determines firm-wide asset allocation policy. He has worked in investment management since 1986.
Michael A. Sansoterra.   Mr. Sansoterra currently serves as a Chief Investment Officer of Silvant and as a Vice President of RidgeWorth. Prior to joining RidgeWorth, Mr. Sansoterra served as Large Cap Diversified Growth Portfolio Manager and Senior Equity Analyst of Principal Global Investors from 2003 to 2007. He has worked in investment management since 1996.
Ron Schwartz.   Mr. Schwartz joined Seix Investment Advisors’ predecessor firm in 1988 and currently serves as Senior Portfolio Manager and Managing Director and leads the Investment Grade Tax-Exempt group at Seix. He is a member of the Seix Investment Policy Group, which determines firm-wide asset allocation policy. He has worked in investment management since 1982.
Dusty Self.   Ms. Self is a Portfolio Manager and Managing Director at Seix and provides analysis for all the Investment Grade Tax-Exempt Bond Funds. Ms. Self began her career as a portfolio specialist and then as a performance analyst at Seix Investment Advisors’ predecessor firm. She has worked in investment management since 1992.
[Michael B. Trigg.   Mr. Trigg currently serves as Portfolio Manager and Business Analyst of [WCM]. He has worked in investment management since 2000.]
Perry Troisi.   Mr. Troisi joined Seix in 1999 and serves as Senior Portfolio Manager and Managing Director. He is responsible for the government, government-related, and securitized (residential mortgage-backed security/commercial mortgage-backed security/asset-backed security) asset classes. He is a member of the Seix Investment Policy Group, which determines firm-wide asset allocation policy. He has worked in investment management since 1986.
[Leslie Tubbs, CFA, CIC.   Ms. Tubbs joined [ZCI] in 1994 and has served as Managing Director, Portfolio Manager and Analyst since 2004. She has worked in investment management since 1994.]
Thomas P. Wagner, CFA, CAIA.   Mr. Wagner is Vice President, Product Management for Virtus Investment Partners. His primary responsibilities include managing the profitability and marketability of investment strategies covered, and researching the marketplace and Virtus’ internal capabilities for new products and product modifications. Prior to joining the firm in 2013, Mr. Wagner was a managing director in the TRS Investment Solutions Group at Prudential Financial. Prior to Prudential, he held various roles at The Hartford, including managing director in its Investment Advisory Group. In these roles, Mr. Wagner was responsible for manager selection, oversight, and asset allocation models. Mr. Wagner began his career in the investment industry in 2001.
[Kurt R. Winrich, CFA.   Mr. Winrich currently serves as Chairman and co-CEO of [WCM]. He has worked in investment management since 1984.]
Don Wordell, CFA.   Mr. Wordell currently serves as Managing Director of Ceredex. In 1996, Mr. Wordell joined Trusco Capital Management, Ceredex’s predecessor firm, as a research analyst covering value equity strategies. In 2001, he assumed a portfolio manager role for Ceredex Mid-Cap Value. He has worked in investment management since 1996 and has been quoted and featured in a number of national publications, including Dow Jones and MarketWatch, and has been a featured guest on CNBC and Bloomberg TV.
Jonathan Yozzo.   Mr. Yozzo joined Seix in 2000 and serves as Portfolio Manager for Credit and Managing Director. He focuses on investment grade credit. He has worked in investment management since 1991.
[Anthony Zackery, CFA.   Mr. Zackery joined [ZCI] in 2011. He has worked in investment management since 2011.]
[Nancy Zevenbergen, CFA, CIC.   Ms. Zevenbergen has served as President and Chief Investment Officer of [ZCI] since 1987. She has worked in investment management since 1981.]
Pricing of Fund Shares
How is the Share Price determined?
Each Acquiring Fund calculates a share price for each class of its shares. The share price (net asset value or “NAV”) for each class is based on the net assets of the Acquiring Fund and the number of outstanding shares of that class. In general, each Acquiring Fund calculates a share price for each class by:
•
adding the values of all securities and other assets of the Acquiring Fund;

•
subtracting liabilities; and

•
dividing the result by the total number of outstanding shares of that class.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Shares of other investment companies are valued at such companies’ NAVs. Debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other assets, such as accrued interest, accrued dividends and cash are also included in determining an Acquiring Fund’s NAV. As required, some securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Acquiring Funds’ Board of Trustees.
For each of Virtus Conservative Allocation Strategy Fund and Virtus Growth Allocation Strategy Fund, the Acquiring Fund’s assets may consist primarily of shares of underlying mutual funds, if any, which are valued at their respective NAVs, and ETFs, which are valued at current market prices. To determine NAV, the Acquiring Fund and each underlying mutual fund values its assets at market value. Equity securities held by the underlying affiliated mutual funds or directly by the Acquiring Funds, and ETFs held directly by the Acquiring Funds, are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Debt securities (other than short-term investments) held by the underlying affiliated mutual funds or directly by the Acquiring Funds are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Securities held by any underlying unaffiliated mutual funds will be valued as set forth in the respective prospectuses of the underlying unaffiliated funds. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. As required, some securities and assets held by any underlying affiliated mutual funds or directly by the Acquiring Funds are valued at fair value as determined in good faith by, or under the direction of, the Acquiring Funds’ Board of Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the Acquiring Fund’s NAV.
Liabilities:   Accrued liabilities for class-specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class-specific (such as management fees) are allocated to each class in proportion to each class’s net assets except where an alternative allocation can be more appropriately made.
Net Asset Value (NAV):   The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the applicable fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class’s NAV per share.
The NAV per share of each class of each Acquiring Fund is determined as of the close of regular trading (normally 4:00 PM Eastern Time) on days when the New York Stock Exchange (“NYSE”) is open for trading. An Acquiring Fund will not calculate its NAV per share class on days when the NYSE is closed for trading. If an Acquiring Fund (or underlying fund, as applicable) holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the Acquiring Funds do not price their shares, the NAV of the Acquiring Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Acquiring Fund’s shares. Unlike the Acquiring Funds, certain fixed income Acquired Funds reserve the right to open one or more of the Acquired Funds on days when the NYSE is closed, but the principal bond markets are open. In such an event, shareholders of the applicable fixed income Acquired Funds would be able to purchase or redeem shares of those Acquired Funds.
How are securities fair valued?
If market quotations are not readily available or available prices are not reliable, the Acquiring Funds (or underlying fund, as applicable) determine a “fair value” for an investment according to policies and procedures approved by the Acquiring Funds’ Board of Trustees. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which no or limited trading takes place; (viii) securities where the market quotations are not readily available as a result of  “significant” events; and (ix) securities whose principal exchange or trading market is closed for an entire business day on which an Acquiring Fund needs to determine its NAV. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.
The value of any portfolio security held by an Acquiring Fund for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the Acquiring Fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) the value of other relevant financial instruments, including derivative securities, traded on other markets or among dealers; (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iv) the type of the security; (v) the size of the holding; (vi) the initial cost of the security; (vii) trading volumes on markets, exchanges or among broker-dealers; (viii) price quotes from dealers and/or pricing services; (ix) values of baskets of securities traded on other markets, exchanges, or among dealers; (x) changes in interest rates; (xi) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (xii) an analysis of the company’s financial statements; (xiii) government (domestic or foreign) actions or pronouncements; (xiv) recent news about the security or issuer; (xv) whether two or more dealers with whom the adviser/subadviser regularly effects trades are willing to purchase or sell the security at comparable prices; and (xvi) other news events or relevant matters.
Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Acquiring Fund calculates its NAV (generally, the close of regular trading on the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.
The value of a security, as determined using the Acquiring Funds’ fair valuation procedures, may not reflect such security’s market value.
At what price are shares purchased?
All investments received by the Acquiring Funds’ authorized agents in good order prior to the close of regular trading on the NYSE (normally 4:00 PM Eastern Time) will be executed based on that day’s NAV; investments received by the Acquiring Funds’ authorized agent in good order after the close of regular trading on the NYSE will be executed based on the next business day’s NAV. Shares credited to your account from the reinvestment of an Acquiring Fund’s distributions will be in full and fractional shares that are purchased at the closing NAV on the next business day on which the Acquiring Fund’s NAV is calculated following the dividend record date.
Sales Charges
What are the classes and how do they differ?
Each Acquired Fund and Acquiring Fund offers multiple classes of shares. Each class of shares has different sales and distribution charges. For certain classes of shares, the Acquired Funds and Acquiring Funds have adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940, as amended, that authorize the Acquired Funds and Acquiring Funds, as applicable, to pay distribution and service fees (“Rule 12b-1 Fees”) for the sale of their shares and for services provided to shareholders.
The Rule 12b-1 Fees paid by each class of the Acquiring Fund currently are as follows:
Fund	Class A	Class C	Class R	Class I	Class IS
Virtus Ceredex Large-Cap Value Equity Fund	0.25%	1.00%	N/A	None	None
Virtus Ceredex Mid-Cap Value Equity Fund	0.25%	1.00%	N/A	None	None
Virtus Ceredex Small-Cap Value Equity Fund	0.25%	1.00%	N/A	None	N/A
Virtus Silvant Large-Cap Growth Stock Fund	0.25%	1.00%	N/A	None	None
Virtus Silvant Small-Cap Growth Stock Fund	0.25%	1.00%	N/A	None	None

Fund	Class A	Class C	Class R	Class I	Class IS
Virtus Zevenbergen Innovative Growth Stock Fund	0.25%	N/A	N/A	None	N/A
Virtus WCM International Equity Fund	0.25%	N/A	N/A	None	None
Virtus Seix Core Bond Fund	0.25%	N/A	0.50%	None	None
Virtus Seix Corporate Bond Fund	0.25%	1.00%	N/A	None	N/A
Virtus Seix Total Return Bond Fund	0.25%	N/A	0.50%	None	None
Virtus Seix U.S. Mortgage Fund	0.20%	1.00%	N/A	None	N/A
Virtus Seix Limited Duration Fund	N/A	N/A	N/A	None	N/A
Virtus Seix Short-Term Bond Fund	0.20%	1.00%	N/A	None	N/A
Virtus Seix U.S. Government Securities Ultra-Short Bond Fund	N/A	N/A	N/A	None	None
Virtus Seix Ultra-Short Bond Fund	N/A	N/A	N/A	None	N/A
Virtus Seix Floating Rate High Income Fund	0.25%	1.00%	N/A	None	None
Virtus Seix High Income Fund	0.25%	N/A	0.50%	None	None
Virtus Seix High Yield Fund	0.25%	N/A	0.50%	None	None
Virtus Seix Georgia Tax-Exempt Bond Fund	0.15%	N/A	N/A	None	N/A
Virtus Seix High Grade Municipal Bond Fund	0.15%	N/A	N/A	None	N/A
Virtus Seix Investment Grade Tax-Exempt Bond Fund	0.25%	N/A	N/A	None	N/A
Virtus Seix North Carolina Tax-Exempt Bond Fund	0.15%	N/A	N/A	None	N/A
Virtus Seix Short-Term Municipal Bond Fund	0.15%	N/A	N/A	None	N/A
Virtus Seix Virginia Intermediate Municipal Bond Fund	0.15%	N/A	N/A	None	N/A
Virtus Conservative Allocation Strategy Fund	0.25%	1.00%	N/A	None	N/A
Virtus Growth Allocation Strategy Fund	0.25%	1.00%	N/A	None	N/A
Except as noted below, each share class of an Acquired Fund currently pays an identical Rule 12b-1 Fee to that of the corresponding share class of the applicable Acquiring Fund. The following table shows (1) the maximum Rule 12b-1 permitted to be paid by A Shares of the Acquired Funds and (2) the current Rule 12b-1 Fee paid by A Shares of those Funds:
Fund	Maximum Rule 12b-1 Fee	Current Rule 12b-1 Fee
RidgeWorth Ceredex Large Cap Value Equity Fund	0.33%	0.30%
RidgeWorth Ceredex Mid-Cap Value Equity Fund	0.35%	0.30%
RidgeWorth Ceredex Small Cap Value Equity Fund	0.33%	0.30%
RidgeWorth Silvant Large Cap Growth Stock Fund	0.35%	0.30%
RidgeWorth Silvant Small Cap Growth Stock Fund	0.35%	0.30%
RidgeWorth Innovative Growth Stock Fund	0.35%	0.30%
RidgeWorth International Equity Fund	0.33%	0.30%
RidgeWorth Core Bond Fund	0.25%	0.25%
RidgeWorth Seix Corporate Bond Fund	0.35%	0.30%
RidgeWorth Seix Total Return Bond Fund	0.25%	0.25%
RidgeWorth Seix U.S. Mortgage Fund	0.23%	0.20%
RidgeWorth Seix Short-Term Bond Fund	0.23%	0.20%
RidgeWorth Seix Floating Rate High Income Fund	0.35%	0.30%
RidgeWorth Seix High Income Fund	0.30%	0.30%
RidgeWorth Seix High Yield Fund	0.25%	0.25%
RidgeWorth Seix Georgia Tax-Exempt Bond Fund	0.18%	0.15%
RidgeWorth Seix High Grade Municipal Bond Fund	0.18%	0.15%
RidgeWorth Seix Investment Grade Tax-Exempt Bond Fund	0.35%	0.30%
RidgeWorth Seix North Carolina Tax-Exempt Bond Fund	0.15%	0.15%
RidgeWorth Seix Short-Term Municipal Bond Fund	0.15%	0.15%
RidgeWorth Seix Virginia Intermediate Municipal Bond Fund	0.15%	0.15%
RidgeWorth Conservative Allocation Strategy	0.35%	0.30%
RidgeWorth Growth Allocation Strategy	0.35%	0.30%
The A Shares of RidgeWorth Ceredex Large Cap Value Equity Fund, RidgeWorth Ceredex Mid-Cap Value Equity Fund, RidgeWorth Ceredex Small Cap Value Equity Fund, RidgeWorth Silvant Large Cap Growth Stock Fund, RidgeWorth Silvant

Small Cap Growth Stock Fund, RidgeWorth Innovative Growth Stock Fund, RidgeWorth International Equity Fund, RidgeWorth Conservative Allocation Strategy, RidgeWorth Growth Allocation Strategy, RidgeWorth Seix Corporate Bond Fund, RidgeWorth Seix Floating Rate High Income Fund, RidgeWorth Seix High Income Fund and RidgeWorth Seix Investment Grade Tax-Exempt Bond Fund currently pay a Rule 12b-1 Fee in excess of the 0.25%, as reflected in the table above. Following the Reorganizations, Class A Shares of the corresponding Acquiring Funds will pay a Rule 12b-1 Fee of 0.25%. Also, the maximum Rule 12b-1 Fee payable by a class of shares of an Acquiring Fund will be the same as the maximum Rule 12b-1 Fee payable by the equivalent shares of the corresponding Acquired Fund, as set forth in the table above.
What arrangement is best for you?
The different classes of shares permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class of shares, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class of shares may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of an Acquiring Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoint amounts. You should inform or inquire of your financial representative whether or not you may be entitled to a sales charge discount attributable to your total holdings in an Acquiring Fund or affiliated funds. To determine eligibility for a sales charge discount, you may aggregate all of your accounts (including joint accounts, retirement accounts such as individual retirement accounts (“IRAs”), non-IRAs, etc.) and those of your spouse or domestic partner, children and minor grandchildren. Your financial representative may request that you provide an account statement or other holdings information to determine your eligibility for a breakpoint and to make certain all involved parties have the necessary data. Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the SAI in the section entitled “How to Buy Shares.” This information is available free of charge, and in a clear and prominent format, at the Individual Investors section of virtus.com. Please be sure that you fully understand these choices before investing. If you or your financial representative require additional assistance, you may also contact Virtus Fund Services by calling toll-free 800-243-1574.
Class A Shares (not offered by Virtus Seix Limited Duration Fund, Virtus Seix U.S. Government Securities Ultra-Short Bond Fund and Virtus Seix Ultra-Short Bond Fund).   If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to the following:
•
[for Virtus Seix Floating Rate High Income Fund, Virtus Seix Short-Term Bond Fund, Virtus Seix Short-Term Municipal Bond Fund and Virtus Seix U.S. Mortgage Fund, 2.50% of the offering price (2.56% of the amount invested);]

•
[for Virtus Conservative Allocation Strategy Fund, Virtus Seix Core Bond Fund, Virtus Seix Corporate Bond Fund, Virtus Seix Georgia Tax-Exempt Bond Fund, Virtus Seix High Grade Municipal Bond Fund, Virtus Seix High Income Fund, Virtus Seix High Yield Fund, Virtus Seix Investment Grade Tax-Exempt Bond Fund, Virtus Seix North Carolina Tax-Exempt Bond Fund, Virtus Seix Total Return Bond Fund and Virtus Seix Virginia Intermediate Municipal Bond Fund, 4.75% of the offering price (4.99% of the amount invested;]

•
[and for the other funds, 5.75% of the offering price (6.10% of the amount invested).]

The sales charge may be reduced or waived under certain conditions. (See “Initial Sales Charge Alternative — Class A Shares” and “Class A Sales Charge Reductions and Waivers” below.) Generally, Class A Shares are not subject to any charges by the Acquiring Fund when redeemed; however, a contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions within [18 months] of a finder’s fee being paid. The Distributor may pay broker-dealers a finder’s fee for eligible Class A Share purchases in excess of  $1 million. [For all Virtus fixed income funds and Virtus Conservative Allocation Strategy Fund, the CDSC is 0.50%; for all other Virtus Mutual Funds, the CDSC is 1.00%.] The [18-month] period begins on the last day of the month preceding the month in which the purchase was made, and shares not subject to a finder’s fee will be deemed to be redeemed first.

Class A Shares have lower distribution and service fees (0.15% for Virtus Seix Georgia Tax-Exempt Bond Fund, Virtus Seix High Grade Municipal Bond Fund, Virtus Seix Investment Grade Tax-Exempt Bond Fund, Virtus Seix North Carolina Tax-Exempt Bond Fund, Virtus Seix Short-Term Municipal Bond Fund and Virtus Seix Virginia Intermediate Municipal Bond Fund; 0.20% for Virtus Seix Short-Term Bond Fund and Virtus Seix U.S. Mortgage Fund; and 0.25% for all other Virtus Mutual Funds) and generally pay higher dividends than Class C Shares and Class R Shares.
Class A Shares of each Acquired Fund is subject to an identical sales charge at the time of purchase as the sales charge that is paid upon purchases of Class A shares of the corresponding Acquiring Funds. Like the Acquiring Funds, the Acquired Funds are subject to a CDSC upon redemption of Class A shares under certain circumstances. A CDSC may be applied to certain redemptions of Class A shares of the Acquired Funds made within 18 months of the purchase being made, while a CDSC may be applied to certain redemptions of Class A shares of the Acquiring Funds made within two years of the purchase being made. The CDSC imposed on certain redemptions of Class A shares of the fixed income Acquired Funds and RidgeWorth Conservative Allocation Strategy is identical to the CDSC imposed on certain redemptions of Class A shares of the fixed income Acquiring Funds and Virtus Conservative Allocation Strategy Fund. The CDSC imposed on certain redemptions of Class A shares of the equity Acquired Funds, RidgeWorth Growth Allocation Strategy and RidgeWorth Moderate Allocation Strategy is [0.75%], while the CDSC imposed on certain redemptions of Class A shares of the equity Acquiring Funds and Virtus Growth Allocation Strategy Fund is [1.00%]. The CDSC of [1.00%] will apply to any purchases of Acquiring Fund Class A shares made following the Reorganizations. The CDSC of [0.75%] will apply to any purchases of Acquired Fund Class A shares made prior to the Reorganizations.
Class C Shares (Virtus Ceredex Large-Cap Value Equity Fund, Virtus Ceredex Mid-Cap Value Equity Fund, Virtus Ceredex Small-Cap Value Equity Fund, Virtus Silvant Large-Cap Growth Stock Fund, Virtus Silvant Small-Cap Growth Stock Fund, Virtus Seix Corporate Bond Fund, Virtus Seix U.S. Mortgage Fund, Virtus Seix Short-Term Bond Fund, Virtus Seix Floating Rate High Income Fund, Virtus Conservative Allocation Strategy Fund and Virtus Growth Allocation Strategy Fund only).   If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a deferred sales charge of [1%]. (See “Deferred Sales Charge Alternative — Class C Shares” below.) Class C Shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares and Class R Shares. Class C Shares do not convert to any other class of shares of the Acquiring Funds, so the higher distribution and service fees paid by Class C Shares continue for the life of the account. The CDSC and Rule 12b-1 Fees imposed on Class C Shares of the Acquired Funds are identical to those imposed on Class C Shares of the Acquiring Funds.
Class R Shares (Virtus Seix Core Bond Fund, Virtus Seix Total Return Bond Fund, Virtus Seix High Income Fund and Virtus Seix High Yield Fund only).   Class R Shares are designed to be sold only through various third-party intermediaries that offer employer-sponsored defined contribution retirement plans and other retirement plan platforms, including brokers, dealers, banks, insurance companies, retirement plan record-keepers and others. Class R Shares require an agreement with the Acquiring Funds prior to investment. Class R Shares may also be purchased by shareholders of the Virtus Seix Total Return Bond Fund (formerly, the RidgeWorth Seix Total Return Bond Fund) who owned Class C Shares in the Fund on February 12, 2009 and by shareholders of the Virtus Seix Core Bond Fund (formerly, the RidgeWorth Seix Core Bond Fund), the Virtus Seix High Income Fund (formerly, the RidgeWorth Seix High Income Fund), and the Virtus Seix High Yield Fund (formerly, the RidgeWorth Seix High Yield Fund) who owned Class C Shares in the applicable Fund on July 31, 2009. If you are eligible to purchase and do purchase Class R Shares, you will pay no sales charge at any time. Class R Shares have higher distribution and service fees (0.50%) and pay lower dividends than Class A Shares. Class R Shares do not convert to any other class of shares of the Acquiring Funds, so the higher distribution and service fees paid by Class R Shares continue for the life of the account. Like Class R Shares of the Acquiring Funds, Class R Shares of the Acquired Funds pay no sales charge at any time. Class R Shares of Acquired Funds pay the identical Rule 12b-1 Fee as Class R Shares of the Acquiring Funds.
Class I Shares.   Class I Shares are offered primarily to clients of financial institutions and intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services; or (ii) have entered into an agreement with the Acquiring Funds’ distributor to offer Class I Shares through a no-load network or platform. Such clients may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Class I Shares are also offered to private and institutional clients of, or referred by, the adviser, a subadviser or their affiliates, and to Trustees of the Acquiring Funds and trustees/directors of affiliated open- and closed-end funds, and directors, officers and employees of Virtus and its affiliates. If you are eligible to purchase and do purchase Class I Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class I Shares. Like Class I Shares of the Acquiring Funds, Class I Shares of the Acquired Funds pay no sales charge at any time and do not pay any Rule 12b-1 distribution or service fees.
Class IS Shares.   Class IS Shares are offered to the following investors (provided that they do not require or receive compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class IS Shares)

without a minimum initial investment: (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, defined benefit plans and other accounts or plans whereby Class IS Shares are held on the books of an Acquiring Fund through plan level or omnibus accounts; (ii) banks and trust companies; (iii) insurance companies; (iv) registered investment companies; and (v) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class IS Shares subject to management’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement. The minimum initial investment amount may be waived subject to management’s discretion, and/or purchased by or through: (i) certain registered open-end investment companies whose shares are distributed by the Distributor; (ii) accounts held by, or for the benefit of, an affiliate of an Acquiring Fund; or (iii) investments made in connection with certain reorganizations as approved by an Acquiring Fund’s investment adviser. If you are eligible to purchase and do purchase Class IS Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class IS Shares. Like Class IS Shares of the Acquiring Funds, Class IS Shares of the Acquired Funds pay no sales charge at any time and do not pay any Rule 12b-1 distribution or service fees.
Initial Sales Charge Alternative — Class A Shares
The public offering price of Class A Shares is the NAV plus a sales charge that varies depending on the size of your purchase. (See “Class A Shares — Reduced Initial Sales Charges” in the SAI.) Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the Acquiring Fund’s underwriter, VP Distributors, LLC (“VP Distributors” or the “Distributor”).
Sales Charge you may pay to purchase Class A Shares
Virtus Seix Floating Rate High Income Fund, Virtus Seix Short-Term Bond Fund, Virtus Seix Short-Term Municipal Bond Fund and Virtus Seix U.S. Mortgage Fund
	Sales Charge as a percentage of
Amount of Transaction at Offering Price	Offering Price	Net Amount Invested
Under $50,000	2.50%	2.56%
$50,000 but under $100,000	2.25	2.30
$100,000 but under $250,000	2.00	2.04
$250,000 but under $500,000	1.75	1.78
$500,000 but under $1,000,000	1.50	1.52
$1,000,000 or more	None	None
Virtus Conservative Allocation Strategy Fund, Virtus Seix Core Bond Fund, Virtus Seix Corporate Bond Fund, Virtus Seix Georgia Tax-Exempt Bond Fund, Virtus Seix High Grade Municipal Bond Fund, Virtus Seix High Income Fund, Virtus Seix High Yield Fund, Virtus Seix Investment Grade Tax-Exempt Bond Fund, Virtus Seix North Carolina Tax-Exempt Bond Fund, Virtus Seix Total Return Bond Fund and Virtus Seix Virginia Intermediate Municipal Bond Fund
	Sales Charge as a percentage of
Amount of Transaction at Offering Price	Offering Price	Net Amount Invested
Under $50,000	4.75%	4.99%
$50,000 but under $100,000	4.50	4.71
$100,000 but under $250,000	3.50	3.63
$250,000 but under $500,000	2.50	2.56
$500,000 but under $1,000,000	2.00	2.04
$1,000,000 or more	None	None
All Other Funds
	Sales Charge as a percentage of
Amount of Transaction at Offering Price	Offering Price	Net Amount Invested
Under $50,000	5.75%	6.10%
$50,000 but under $100,000	4.75	4.99

	Sales Charge as a percentage of
Amount of Transaction at Offering Price	Offering Price	Net Amount Invested
$100,000 but under $250,000	3.75	3.90
$250,000 but under $500,000	2.50	2.56
$500,000 but under $1,000,000	2.00	2.04
$1,000,000 or more	None	None
Class A Sales Charge Reductions and Waivers
Investors may qualify for reduced or no initial (front-end) sales charges, as shown in the table above, through utilization of Combination Purchase Privilege, Letter of Intent, Right of Accumulation, Gifting of Shares, Purchase by Associations or the Account Reinstatement Privilege. These programs are summarized below and are described in greater detail in the SAI. These reductions and waivers do not apply to any CDSC that may be applied to certain Class A Share redemptions. The sales charge on Class A Shares of the Acquired Funds can be reduced or eliminated through utilization of a letter of intent, combined purchase/quantity discount privileges and the repurchase of shares, which is equivalent to the Acquiring Funds’ account reinstatement privilege.
Combination Purchase Privilege.   Your purchase of any class of shares of these funds or any other Virtus Mutual Fund, if made at the same time by the same person, will be added together with any existing Virtus Mutual Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A “person” is defined in this and the following sections as either: (a) any individual, his or her spouse or domestic partner, children and minor grandchildren purchasing shares for his, her or their own account (including an IRA account), including his, her or their own sole proprietorship or trust where any of the above is a named beneficiary; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (d) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.
Letter of Intent.   If you sign a Letter of Intent, your purchase of any class of shares of these funds or any other Virtus Mutual Fund, if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and Virtus Mutual Funds. Shares worth 5% of the amount of each purchase will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.
Right of Accumulation.   The value of your account(s) in any class of shares of these funds or any other Virtus Mutual Fund if made over time by the same person, may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to Virtus Mutual Funds or their agents at the time of purchase to exercise this right.
Gifting of Shares.   If you make a gift of shares of a Virtus Mutual Fund, upon your request you may combine purchases, if made at the same time, of any class of shares of these funds or any other Virtus Mutual Fund at the sales charge discount allowed for the combined purchase. The receiver of the gift may also be entitled to a prospective reduction in sales charges in accordance with the Acquiring Funds’ right of accumulation or other provisions. You or the receiver of the gift must provide certain account information to Virtus Mutual Funds or their agents at the time of purchase to exercise this right.
Purchase by Associations.   Certain groups or associations may be treated as a “person” and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; and (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.
Account Reinstatement Privilege.   Subject to the Acquiring Funds’ policies and procedures regarding market timing, for 180 days after you sell your Class A Shares on which you previously paid a sales charge, you may purchase Class A Shares of any Virtus Mutual Fund at NAV, with no sales charge, by reinvesting all or part of your proceeds, but not more.

Sales at Net Asset Value.   In addition to the programs summarized above, the Acquiring Funds may sell their Class A Shares at NAV without an initial sales charge to certain types of accounts or account holders, including, but not limited to: trustees of the Virtus Mutual Funds; directors, officers, employees and sales representatives of the adviser, a subadviser or the Distributor and corporate affiliates of the adviser, a subadviser or the Distributor; private clients of an adviser or subadviser to any of the Virtus Mutual Funds; registered representatives and employees of dealers with which the Distributor has sales agreements; and certain qualified employee benefit plans, endowment funds or foundations. Please see the SAI for more information about qualifying for purchases of Class A Shares at NAV. The front-end sales charge on Class A Shares of the Acquired Funds may be waived on purchases: by trustees and officers of RidgeWorth Funds; by employees, and members of their immediate family (spouse/domestic partner, mother, father, mother-in-law, father-in-law, and children, including step-children, under the age of 21 years), of RidgeWorth and its affiliates; through financial intermediaries or institutions; retirement plans, plan administrators or record-keepers; asset allocation, or wrap programs or self-directed investment brokerage accounts; that, under the terms of their respective agreements with the Acquired Funds’ distributor or otherwise, agree to either (i) not charge the front-end sales charge, or (ii) do not receive compensation derived from the front-end sales charge, but may or may not charge a transaction fee to their customers; through reinvestment of dividends and distributions; or by persons repurchasing shares they redeemed within the last 180 days.
Contingent Deferred Sales Charge you may pay on Class A Shares
Investors buying Class A Shares on which a finder’s fee has been paid may incur a CDSC if they redeem their shares within 18 months of purchase. For Virtus fixed income funds and Virtus Conservative Allocation Strategy Fund, the CDSC is 0.50%; for all other Virtus Mutual Funds, the CDSC is 1.00%. The 18-month period begins on the last day of the month preceding the month in which the purchase was made, and shares not subject to a finder’s fee will be deemed to be redeemed first. As discussed above, there are differences in the manner in which the Acquiring Funds and Acquired Funds apply the CDSC on Class A Shares of the Funds. The CDSC will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less.
Deferred Sales Charge Alternative — Class C Shares
Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining CDSC at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in NAV or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. The date of purchase will be used to calculate the number of shares owned and time period held.
Deferred Sales Charge you may pay to sell Class C Shares
Year	1	2+
CDSC	1%	0%
Class A and Class C Shares — Waiver of Deferred Sales Charges
The CDSC is waived on the redemption (sale) of Class A and Class C Shares of the Acquiring Funds under certain limited circumstances, such as a redemption
(a)
occurring within one year of the death of a shareholder, beneficiary of a custodial account or grantor of a trust account

(b)
within one year of disability of a shareholder

(c)
as a mandatory distribution under certain qualified retirement plans

(d)
by 401(k) plans meeting certain criteria

(e)
based on the exercise of exchange privileges among Virtus Mutual Funds

(f)
based on any direct rollover transfer of shares meeting certain criteria

(g)
based on the systematic withdrawal program, subject to certain restrictions.

Please refer to the SAI (see “Waiver of Deferred Sales Charges”) for additional detail about each of these waiver provisions.
The CDSC is waived on the redemption (sale) of Class A and Class C Shares of the Acquired Funds if you sell shares for the following reasons:
(a)
death or post-purchase disablement (as defined in Section 72(m)(7) of the Code);

(b)
shares purchased through dividend and capital gains reinvestment;

(c)
participation in the Acquired Funds’ systematic withdrawal plan;

(d)
required mandatory minimum withdrawals made after 70½ under any retirement plan qualified under Sections 401, 408 or 403(b) of the Internal Revenue Code or resulting from the tax free return of an excess distribution to an IRA;

(e)
permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased; or

(f)
exchanges in connection with plans of fund reorganizations such as mergers and acquisitions.

Compensation to Dealers
Class A Shares, Class C Shares, Class R Shares, Class I Shares and Class IS Shares Only
Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on Class A Shares as described below.
Virtus Seix Floating Rate High Income Fund, Virtus Seix Short-Term Bond Fund, Virtus Seix Short-Term Municipal Bond Fund and Virtus Seix U.S. Mortgage Fund
Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $50,000	2.50%	2.56%	2.25%
$50,000 but under $100,000	2.25	2.30	2.00
$100,000 but under $250,000	2.00	2.04	1.75
$250,000 but under $500,000	1.75	1.78	1.50
$500,000 but under $1,000,000	1.50	1.52	1.25
$1,000,000 or more	None	None	None(1)

(1)
While investments of more than $1,000,000 are not subject to a front-end sales charge, dealers may receive commissions ranging from 0.25% to 0.50% on such purchases. Merrill Lynch receives an additional 0.25% of the front-end sales charge of Class A Shares of certain funds. Dealer commissions on investments of over $1,000,000 are paid on a tiered basis as follows:

Trade Amount	Payout to Dealer
$1,000,000 – $2,999,999	0.50%
$3,000,000 – $49,999,999	0.25%
$50,000,000 or more	0.25%
Virtus Conservative Allocation Strategy Fund, Virtus Seix Core Bond Fund, Virtus Seix Corporate Bond Fund, Virtus Seix Georgia Tax-Exempt Bond Fund, Virtus Seix High Grade Municipal Bond Fund, Virtus Seix High Income Fund, Virtus Seix High Yield Fund, Virtus Seix Investment Grade Tax-Exempt Bond Fund, Virtus Seix North Carolina Tax-Exempt Bond Fund, Virtus Seix Total Return Bond Fund and Virtus Seix Virginia Intermediate Municipal Bond Fund
Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $50,000	4.75%	4.99%	4.00%
$50,000 but under $100,000	4.50	4.71	3.75
$100,000 but under $250,000	3.50	3.63	2.75

Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
$250,000 but under $500,000	2.50	2.56	2.00
$500,000 but under $1,000,000	2.00	2.04	1.75
$1,000,000 or more	None	None	None(1)

(1)
While investments of more than $1,000,000 are not subject to a front-end sales charge, dealers may receive commissions ranging from 0.25% to 0.50% on such purchases. Merrill Lynch receives an additional 0.25% of the front-end sales charge of Class A Shares of certain funds. Dealer commissions on investments of over $1,000,000 are paid on a tiered basis as follows:

Trade Amount	Payout to Dealer
$1,000,000 – $2,999,999	0.50%
$3,000,000 – $49,999,999	0.25%
$50,000,000 or more	0.25%
All Other Funds
Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.75	4.99	4.25
$100,000 but under $250,000	3.75	3.90	3.25
$250,000 but under $500,000	2.75	2.83	2.25
$500,000 but under $1,000,000	2.00	2.04	1.75
$1,000,000 or more	None	None	None(1)

(1)
While investments of more than $1,000,000 are not subject to a front-end sales charge, dealers may receive commissions ranging from 0.25% to [0.75%/1.00%] on such purchases. Merrill Lynch receives an additional 0.25% of the front-end sales charge of Class A Shares of certain funds. Dealer commissions on investments of over $1,000,000 are paid on a tiered basis as follows:

Trade Amount	Payout to Dealer
$1,000,000 – $2,999,999	0.75%
$3,000,000 – $49,999,999	0.25%
$50,000,000 or more	0.25%
With respect to Class C Shares, the Distributor intends to pay investment dealers a sales commission of 1% of the sale price of Class C Shares sold by such dealers. Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.
Dealers and other entities that enter into special arrangements with the Distributor or the Acquiring Funds’ transfer agent, Virtus Fund Services, LLC (the “Transfer Agent”), may receive compensation for the sale and promotion of shares of these funds. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Acquiring Funds through distribution fees, service fees or, in some cases, the Distributor may pay certain fees from its own profits and resources.
Dealers and other entities that enter into special arrangements with the Distributor or the Acquiring Funds’ transfer agent may receive compensation from or on behalf of the Acquiring Funds for providing certain recordkeeping and related services to the Acquiring Funds or their shareholders. These fees may also be referred to as shareholder accounting fees, administrative services fees, sub-transfer agent fees or networking fees. They are not for the sale, promotion or marketing of fund shares.
From its own profits and resources, the Distributor may, from time to time, make payments to qualified wholesalers, registered financial institutions and third party marketers for marketing support services and/or retention of assets. These payments are sometimes referred to as “revenue sharing.” Among others, the Distributor has agreed to make such payments for marketing support services to AXA Advisors, LLC. Additionally, for Virtus fixed income funds and Virtus Conservative Allocation Strategy Fund, the Distributor may pay broker-dealers a finder’s fee in an amount equal to 0.50% of eligible Class A Share purchases from $1,000,000 to $3,000,000 and 0.25% on amounts greater than $3,000,000. For all other Virtus Mutual Funds, the Distributor may pay broker-dealers a finder’s fee in an amount equal to 1.00% of eligible Class A Share purchases from $1,000,000 to $3,000,000, 0.50% on amounts of  $3,000,001 to $10,000,000, and 0.25% on amounts greater than $10,000,000. Purchases of Class A Shares by an account in the name of a qualified employee benefit plan are eligible for a finder’s fee only if such plan has at least 100 eligible employees. A CDSC may be imposed on certain redemptions of such Class A investments within 18 months of purchase. For all Virtus fixed income funds and Virtus Conservative Allocation Strategy Fund, the CDSC is 0.50%; for all other Virtus Mutual Funds, the CDSC is 1.00%. For purposes of determining the applicability of the CDSC, the 18-month period begins on the last day of the month preceding the month in which the purchase was made. The Distributor will also pay broker-dealers a service fee of 0.25% beginning in the thirteenth month following purchase of Class A Shares on which a finder’s fee has been paid. VP Distributors reserves the right to discontinue or alter such fee payment plans at any time.
From its own resources or pursuant to the distribution and shareholder servicing plans, and subject to the dealers’ prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives’ or dealers’ achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.
The Distributor has also agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that investors are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.
The categories of payments the Distributor and/or the Transfer Agent may make to other parties are not mutually exclusive, and such parties may receive payments under more than one or all categories. These payments could be significant to a party receiving them, creating a conflict of interest for such party in making investment recommendations to investors. Investors should make due inquiry of any party recommending the Acquiring Funds for purchase to ensure that such investors are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.
A document containing information about sales charges, including breakpoint (volume) discounts, is available free of charge on the Internet at http://virtus.com. In the Individual Investors section, go to the tab “Investors Knowledge Base” and click on the link for Breakpoint (Volume) Discounts.
Class IS Shares Only
No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class IS Shares. Class IS Shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the Acquiring Fund’s shares.
Shareholder Servicing Plans (Acquired Funds)
With respect to the Class A Shares and Class I Shares of certain of the Acquired Funds, the Class A Shares and Class I Shares Shareholder Servicing Plan permits the Class A Shares and Class I Shares of that Acquired Fund to pay financial intermediaries for shareholder support services they provide, at a rate of up to 0.40% (0.20% in the case of the fixed income Acquired Funds) of the average daily net assets of each of the Class A Shares and Class I Shares of that Fund. The Class R Shares Shareholder Servicing Plan permits Class R Shares for certain of the Acquired Funds to pay specified benefit plans or other financial service firms for shareholder support services they provide, at a rate of up to 0.25% of the average daily net assets of each of the Class R Shares of that Fund. Financial intermediaries include brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds or their service providers. The shareholder support services may include, among others, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records.
Your Account
Opening an Account
Class A Shares, Class C Shares and Class I Shares Only
Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.
The Acquiring Funds have established the following preferred methods of payment for fund shares:
•
Checks drawn on an account in the name of the investor and made payable to Virtus Mutual Funds;

•
Checks drawn on an account in the name of the investor’s company or employer and made payable to Virtus Mutual Funds; or

•
Wire transfers or Automated Clearing House (“ACH”) transfers from an account in the name of the investor, or the investor’s company or employer.

Payment in other forms may be accepted at the discretion of the Acquiring Funds; however, the Acquiring Funds generally do not accept such other forms of payment as cash equivalents (such as traveler’s checks, cashier’s checks, money orders or bank drafts), starter checks, credit card convenience checks, or certain third party checks. Please specify the name(s) of the Acquiring Fund or funds in which you would like to invest on the check or transfer instructions.
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may check the information you provide against publicly available databases, information obtained from consumer reporting agencies, other financial institutions or other sources. If, after reasonable effort, we cannot verify your identity, we reserve the right to close the account and redeem the shares at the NAV next calculated after the decision is made by us to close the account.
Step 1.
Your first choice will be the initial amount you intend to invest in each Acquiring Fund.
Minimum initial investments applicable to Class A and Class C:
•
$100 for individual retirement accounts (“IRAs”), accounts that use the systematic exchange privilege, or accounts that use the Systematic Purchase program. (See Investor Services and Other Information for additional details.)

•
There is no initial dollar requirement for defined contribution plans, asset-based fee programs, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

•
$2,500 for all other accounts.

Minimum additional investments applicable to Class A and Class C Shares:
•
$100 for any account.

•
There is no minimum additional investment requirement for defined contribution plans, asset-based fee programs, profit-sharing plans, or employee benefit plans. There is also no minimum additional investment requirement for reinvesting dividends and capital gains into another account.

Minimum initial investments applicable to Class I Shares:
•
$100,000 for any account for qualified investors. (Call Virtus Fund Services at 800-243-1574 for additional details.)

There is no minimum additional investment requirement applicable to Class I Shares.

The minimum investment requirements for A Shares, C Shares and I Shares of the Acquired Fund differ from the minimum investment requirements for Class A, Class C and Class I Shares of the Acquiring Funds, as set forth above. A Shares of the Acquired Funds have a minimum initial investment requirement of  $2,000, while C Shares of the Acquired Funds have a minimum initial investment requirement of  $5,000 ($2,000 for IRAs or other tax-advantaged accounts). Subsequent investments in A Shares or C Shares of an Acquired Fund must be made in amounts of at least $1,000. I Shares of the Acquired Funds have no minimum initial investment requirement.
Step 2.
Your second choice will be what class of shares to buy. Each share class, except Class I Shares, has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.
Step 3.
Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:
•
Receive both dividends and capital gain distributions in additional shares;

•
Receive dividends in additional shares and capital gain distributions in cash;

•
Receive dividends in cash and capital gain distributions in additional shares; or

•
Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.
Class R Shares Only
If you are participating in an employer-sponsored defined contribution retirement plan or other retirement plan platform, your financial institution or financial intermediary will provide you with the information you need to open an account and buy Class R Shares.
Class IS Shares Only
If you are investing through a qualified retirement plan, bank or trust company, insurance company, registered investment company or non-qualified deferred compensation plan, your financial institution or financial intermediary will provide you with the information you need to open an account and buy Class IS Shares.
All Share Classes
The Acquiring Funds reserve the right to refuse any purchase order for any reason. The Acquiring Fund will notify the investor of any such rejection in accordance with industry and regulatory standards, which is generally within three business days.
How to Buy Shares
Class A Shares, Class C Shares and Class I Shares Only
To Open An Account
Through a financial advisor	Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.
Through the mail	Complete a new account application and send it with a check payable to the Acquiring Fund. Mail them to: Virtus Mutual Funds, [P.O. Box 8053, Boston, MA 02266-8053.]
Through express delivery	Complete a new account application and send it with a check payable to the Acquiring Fund. Send them to: Virtus Mutual Funds, [30 Dan Road, Canton, MA 01581-02021, Westborough, MA 01581-1722.]
By Federal Funds wire	Call us at 888-784-3863.

To Open An Account
By Systematic Purchase	Complete the appropriate section on the application and send it with your initial investment payable to the Acquiring Fund. Mail them to: Virtus Mutual Funds, [P.O. Box 8053, Boston, MA 02266-8053.]
By telephone exchange	Call us at 888-784-3863.
Class R Shares Only
If you are participating in an employer-sponsored defined contribution retirement plan or other retirement plan platform, your financial institution or financial intermediary will provide you with the information you need to buy Class R Shares.
Class IS Shares Only
If you are investing through a qualified retirement plan, bank or trust company, insurance company, registered investment company or non-qualified deferred compensation plan, your financial institution or financial intermediary will provide you with the information you need to buy Class IS Shares.
All Share Classes
The price at which a purchase is effected is based on the NAV next determined after receipt of a purchase order in good order by the Acquiring Funds’ Transfer Agent or an authorized agent. A purchase order is generally in “good order” if an acceptable form of payment accompanies the purchase order and the order includes the appropriate application(s) and/or other form(s) and any supporting legal documentation required by the Acquiring Fund’s Transfer Agent or an authorized agent, each in legible form.
Each Acquiring Fund reserves the right to refuse any order that may disrupt the efficient management of that fund.
How to Sell Shares
Class A Shares, Class C Shares and Class I Shares Only
To Sell Shares
Through a financial advisor	Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.
Through the mail	Send a letter of instruction to: Virtus Mutual Funds, [P.O. Box 8053, Boston, MA 02266-8053.] Be sure to include the registered owner’s name, fund and account number and number of shares or dollar value you wish to sell.
Through express delivery	Send a letter of instruction to: Virtus Mutual Funds, [30 Dan Road, Canton, MA 01581-02021.] Be sure to include the registered owner’s name, fund and account number and number of shares or dollar value you wish to sell.
By telephone	For sales up to $50,000, requests can be made by calling 888-784-3863.
By telephone exchange	Call us at 888-784-3863.
By check (certain fixed income funds only)	If you selected the checkwriting feature, you may write checks for amounts of $250 or more. Checks may not be used to close accounts. Please call us at 888-784-3863 for a listing of funds offering this feature.
Class R Shares Only
If you are participating in an employer-sponsored defined contribution retirement plan or other retirement plan platform, your financial institution or financial intermediary will provide you with the information you need to sell Class R Shares.
Class IS Shares Only
If you are investing through a qualified retirement plan, bank or trust company, insurance company, registered investment company or non-qualified deferred compensation plan, your financial institution or financial intermediary will provide you with the information you need to sell Class IS Shares.

All Share Classes
You have the right to have the Acquiring Funds buy back shares at the NAV next determined after receipt of a redemption request in good order by the Acquiring Funds’ Transfer Agent or an authorized agent. In the case of a Class C Share redemption, and certain Class A Share redemptions, you will be subject to the applicable contingent deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The Acquiring Funds do not charge any redemption fees. Payment for shares redeemed is generally made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.
Things You Should Know When Selling Shares
You may realize a taxable gain or loss (for federal income tax purposes) if you redeem or exchange shares of the Acquiring Funds.
Class A Shares, Class C Shares and Class I Shares
Redemption requests will not be honored until all required documents, in proper form, have been received. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the Acquiring Funds’ Transfer/Sub-transfer Agent at 888-784-3863.
Transfers between broker-dealer “street” accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor.
As stated in the applicable account applications, accounts associated with certain types of retirement plans and individual retirement accounts may incur fees payable to the Transfer Agent in the event of redeeming an account in full. Shareholders with questions about this should contact the Acquiring Funds’ Transfer/Sub-transfer Agent at 888-784-3863.
Redemptions by Mail
→ If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act:
Send a clear letter of instruction if both of these apply:
•
The proceeds do not exceed $50,000.

•
The proceeds are payable to the registered owner at the address on record.

Send a clear letter of instructions with a signature guarantee when any of these apply:
•
You are selling more than $50,000 worth of shares.

•
The name or address on the account has changed within the last 30 days.

•
You want the proceeds to go to a different name or address than on the account.

→ If you are selling shares held in a corporate or fiduciary account, please contact the Acquiring Funds’ Transfer Agent at 888-784-3863.
The signature guarantee, if required, must be a STAMP 2000 Medallion guarantee made by an eligible guarantor institution as defined by the Acquiring Funds’ Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. As of the date of this prospectus, the Transfer Agent’s signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.
Selling Shares by Telephone
The Transfer/Sub-transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer/Sub-transfer Agent reasonably believed to be genuine.
The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days’ notice to shareholders, except for instances of disruptive trading or market timing; in such cases, the telephone redemption privilege may be suspended immediately, followed by written notice. (See “Disruptive Trading and Market Timing” below.)
During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended; however, shareholders will be able to make redemptions through other methods described above.
Class R Shares Only
If you are participating in an employer-sponsored defined contribution retirement plan or other retirement plan platform, your financial institution or financial intermediary will provide you with the information you need to know when selling Class R Shares.
Class IS Shares Only
If you are investing through a qualified retirement plan, bank or trust company, insurance company, registered investment company or non-qualified deferred compensation plan, your financial institution or financial intermediary will provide you with the information you need to know when selling sell Class IS Shares.
All Share Classes
Payment of Redemptions In Kind
Each Acquiring Fund reserves the right to pay large redemptions “in kind” (i.e., in securities owned by the Acquiring Fund) rather than in cash. Large redemptions are those that exceed $250,000 or 1% of the Acquiring Fund’s net assets, whichever is less, over any 90-day period. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Investors who are paid redemption proceeds in kind will receive a pro rata share of the Acquiring Fund’s portfolio, which may include illiquid securities. Any securities received remain at market risk until sold. Brokerage commissions and capital gains may be incurred when converting securities received into cash. On any illiquid securities received, the investor will bear the risk of not being able to sell the securities at all.
Account Policies
Account Reinstatement Privilege
Subject to the Acquiring Funds’ policies and procedures regarding market timing, for 180 days after you sell your Class A Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Virtus Mutual Fund at NAV, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to Virtus Mutual Funds, [P.O. Box 8053, Boston, MA 02266-8053.] You can call the Transfer/Sub-transfer Agent at 888-784-3863 for more information.
Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes.
Annual Fee on Small Accounts
To help offset the costs associated with maintaining small accounts, the Acquiring Funds reserve the right to assess an annual $25 small account fee on fund accounts with a balance below $2,500. The small account fee may be waived in certain circumstances, such as for accounts that have elected electronic delivery of statements/regulatory documents and accounts owned by shareholders having multiple accounts with a combined value of over $25,000. The small account fee does not apply to accounts held through a financial intermediary.
The small account fee will be collected through the automatic sale of shares in your account. We will send you written notice before we charge the $25 fee so that you may increase your account balance above the minimum, sign up for electronic delivery, consolidate your accounts or liquidate your account. You may take these actions at any time by contacting your investment professional or the Transfer Agent.

Redemption of Small Accounts
Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at NAV, and a check will be mailed to the address of record. Any applicable sales charges will be deducted.
Distributions of Small Amounts
Distributions in amounts less than $10 will automatically be reinvested in additional shares of the Acquiring Fund.
Returned Mail
If any correspondence sent by an Acquiring Fund is returned by the postal or other delivery service as “undeliverable,” your dividends or any other distribution may be automatically reinvested in the Acquiring Fund.
Uncashed Checks
If your distribution check is not cashed within six months, the distribution may be reinvested in the Acquiring Fund at the current NAV. You will not receive any interest on uncashed distribution or redemption checks. This provision may not apply to certain retirement or qualified accounts.
Inactive Accounts
As required by the laws of certain states, if no activity occurs in an account within the time period specified by your state law, Virtus may be required to transfer the assets to your state under the state’s abandoned property law.
Exchange Privileges
You should read the prospectus of the Virtus Mutual Fund(s) into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor; by calling 888-784-3863; or on the Internet at virtus.com.
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You generally may exchange shares of one Acquiring Fund for the same class of shares of another Acquiring Fund (e.g., Class A Shares for Class A Shares). Exchange privileges may not be available among the broader family of Virtus Mutual Funds immediately following the Reorganizations and for so long as the Acquiring Funds and the other Virtus Mutual Funds maintain different transfer/sub-transfer agents and may be rejected or suspended. Class A Shares, Class C Shares and Class I shares of any fund in this prospectus are exchangeable for Class I Shares of Virtus Seix U.S. Government Securities Ultra-Short Bond Fund and Virtus Seix Ultra-Short Bond Fund.

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Exchanges may be made by telephone (888-784-3863) or by mail (Virtus Mutual Funds, [P.O. Box 8053, Boston, MA 02266-8053).]

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The amount of the exchange must be equal to or greater than the minimum initial investment required, unless the minimum has been waived (as described in the SAI).

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The exchange of shares of one fund for shares of a different fund is treated as a sale of the original fund’s shares and any gain on the transaction may be subject to federal income tax.

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In certain circumstances, an Acquiring Fund, the Distributor or the Transfer Agent may enter into an agreement with a financial intermediary to permit exchanges from one class of an Acquiring Fund into another class of the same fund, subject to certain conditions. Such exchanges will only be permitted if, among other things, the financial intermediary agrees to follow procedures established by the Acquiring Fund, Distributor or Transfer Agent, which generally will require that the exchanges be carried out (i) within accounts maintained and controlled by the intermediary, (ii) on behalf of all or a particular segment of beneficial owners holding shares of the affected fund within those accounts, and (iii) all at once or within a given time period, or as agreed upon in writing by the Acquiring Fund, the Distributor or the Transfer Agent and the financial intermediary. A shareholder’s ability to make this type of exchange may be limited by operational or other limitations of his or her financial intermediary or the Acquiring Fund.

Disruptive Trading and Market Timing
The Acquired Funds are not suitable for market timers, and market timers are discouraged from becoming investors. Your ability to make exchanges among Virtus Mutual Funds is subject to modification if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.
Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of an Acquiring Fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”) which can have risks and harmful effects for other shareholders. These risks and harmful effects include:
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dilution of the interests of long-term investors, if market timers or others exchange into an Acquiring Fund at prices that are below the true value or exchange out of an Acquiring Fund at prices that are higher than the true value;

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an adverse effect on portfolio management, as determined by the adviser or subadviser in its sole discretion, such as causing an Acquiring Fund to maintain a higher level of cash than would otherwise be the case, or causing an Acquiring Fund to liquidate investments prematurely; and

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reducing returns to long-term shareholders through increased brokerage and administrative expenses.

Additionally, the nature of the portfolio holdings of certain funds (or the underlying funds as applicable), may expose those funds to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of a mutual fund’s portfolio holdings and the reflection of the change in the NAV of the Acquiring Fund’s shares, sometimes referred to as “time-zone arbitrage.” Arbitrage market timers seek to exploit possible delays between the change in the value of a mutual fund’s portfolio holdings and the NAV of the Acquiring Fund’s shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets. If an arbitrageur is successful, the value of the Acquiring Fund’s shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon NAVs which do not reflect appropriate fair value prices.
In order to attempt to protect our shareholders from the potential harmful effects of Disruptive Trading, the Acquiring Funds’ Board of Trustees has adopted market timing policies and procedures designed to discourage Disruptive Trading. The Board of Trustees has adopted these policies and procedures as a preventive measure to protect all shareholders from the potential effects of Disruptive Trading, while also abiding by any rights that shareholders may have to make exchanges and provide reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders.
Excessive trading activity is measured by the number of roundtrip transactions in an account. A roundtrip transaction is one where a shareholder buys and then sells, or sells and then buys, shares of any fund within 30 days. Shareholders of the Acquiring Funds are limited to one roundtrip transaction within any rolling 30-day period. Roundtrip transactions are counted at the shareholder level. In considering a shareholder’s trading activity, the Acquiring Funds may consider, among other factors, the shareholder’s trading history both directly and, if known, through financial intermediaries, in the Acquiring Funds, in other funds within the Virtus Mutual Fund complex, in non-Virtus funds or in accounts under common control or ownership. We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policies. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor also will not count towards the roundtrip limits. The Acquiring Funds may permit exchanges that management believes, in the exercise of their judgment, are not disruptive. The size of the Acquiring Fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.
Shareholders holding shares for at least 30 days following investment will ordinarily be in compliance with the Acquiring Funds’ policies regarding excessive trading activity. The Acquiring Funds may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the Acquiring Fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.
Under our market timing policies, we may modify your exchange privileges for some or all of the Acquiring Funds by not accepting an exchange request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be exchanged into or out of any fund at any one time, or may revoke your right to make Internet, telephone or facsimile exchanges. We may reinstate Internet, telephone and facsimile exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

The Acquiring Funds currently do not charge exchange or redemption fees, or any other administrative charges on fund exchanges. The Acquiring Funds reserve the right to impose such fees and/or charges in the future.
Orders for the purchase of fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.
The Acquiring Funds do not have any arrangements with any person, organization or entity to permit frequent purchases and redemptions of fund shares.
We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. The Acquiring Funds reserve the right to reject any purchase or exchange transaction at any time. If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.
The Acquiring Funds cannot guarantee that their policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.
There are some differences between the Acquired Funds’ and the Acquiring Funds’ policies and procedures regarding market timing. Under the Acquired Funds’ policies and procedures, shareholders are prohibited from making more than one roundtrip into and out of a Fund within 14 days or more than two round roundtrips within any continuous 90 day period, while under the Acquiring Funds’ policies and procedures, shareholders are prohibited from making more than one round trip into and out of a Fund within any rolling 30-day period.
Retirement Plans
Shares of the Acquiring Funds may be used as investments under the following retirement plans: traditional IRA, rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and certain 403(b) plans. For more information, call 800-243-4361.
Investor Services and Other Information
Systematic Purchase is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. (Complete the “Systematic Purchase” section on the application and include a voided check.)
Systematic Exchange allows you to automatically move money from one Virtus Mutual Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Virtus Mutual Fund will be exchanged for shares of the same class of another Virtus Mutual Fund at the interval you select. (Complete the “Systematic Exchange” section on the application.) Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended. The exchange privilege may be limited to exchanges among the Acquiring Funds and not be available for exchanges among the broader family of Virtus Mutual Funds immediately following the Reorganizations and for so long as the Acquiring Funds and the other Virtus funds maintain different transfer/sub-transfer agents.
Telephone Exchange lets you exchange shares of one Virtus Mutual Fund for the same class of shares in another Virtus Mutual Fund, using our customer service telephone number (888-784-3863). (See the “Telephone Exchange” section on the application.) Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended. The exchange privilege may be limited to exchanges among the Acquiring Funds and not be available for exchanges among the broader family of Virtus Mutual Funds immediately following the Reorganizations and for so long as the Acquiring Funds and the other Virtus funds maintain different transfer/sub-transfer agents.
Systematic Withdrawal allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares from your account will be redeemed at the closing NAV on the applicable payment date, with proceeds to be mailed to you or sent through ACH to your bank (at your selection). For payments to be mailed, shares will be redeemed on the 15th of the month so that the payment is made about the 20th of the month. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. The minimum withdrawal is $25, and minimum account balance requirements continue to apply. Shareholders in the program must own Virtus Mutual Fund shares worth at least $5,000.
Disclosure of Fund Portfolio Holdings.   A description of the Acquiring Funds’ policies and procedures with respect to the disclosure of the Acquiring Funds’ portfolio securities is available in the SAI.

Tax Status of Distributions
The Acquiring Funds plan to make distributions from net investment income at intervals stated in the table below and to distribute net realized capital gains, if any, at least annually. The frequency of distributions from net investment income by each Acquiring Fund is identical to the frequency of distributions from net investment income by the corresponding Acquired Fund.
Fund	Dividend Paid
Virtus Ceredex Large-Cap Value Equity Fund	Annually
Virtus Ceredex Mid-Cap Value Equity Fund	Annually
Virtus Ceredex Small-Cap Value Equity Fund	Annually
Virtus Silvant Large-Cap Growth Stock Fund	Annually
Virtus Silvant Small-Cap Growth Stock Fund	Annually
Virtus Zevenbergen Innovative Growth Stock Fund	Annually
Virtus WCM International Equity Fund	Annually
Virtus Seix Core Bond Fund	Monthly
Virtus Seix Corporate Bond Fund	Monthly
Virtus Seix Total Return Bond Fund	Monthly
Virtus Seix U.S. Mortgage Fund	Monthly
Virtus Seix Limited Duration Fund	Monthly
Virtus Seix Short-Term Bond Fund	Monthly
Virtus Seix U.S. Government Securities Ultra-Short Bond Fund	Monthly
Virtus Seix Ultra-Short Bond Fund	Monthly
Virtus Seix Floating Rate High Income Fund	Monthly
Virtus Seix High Income Fund	Monthly
Virtus Seix High Yield Fund	Monthly
Virtus Seix Georgia Tax-Exempt Bond Fund	Monthly
Virtus Seix High Grade Municipal Bond Fund	Monthly
Virtus Seix Investment Grade Tax-Exempt Bond Fund	Monthly
Virtus Seix North Carolina Tax-Exempt Bond Fund	Monthly
Virtus Seix Short-Term Municipal Bond Fund	Monthly
Virtus Seix Virginia Intermediate Municipal Bond Fund	Monthly
Virtus Conservative Allocation Strategy Fund	Annually
Virtus Growth Allocation Strategy Fund	Annually
Distributions of short-term capital gains (gains on securities held for a year or less) and net investment income are generally taxable to shareholders as ordinary income. Certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income. Long-term capital gains, if any, which are distributed to shareholders and which are designated by an Acquiring Fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares. For Virtus Conservative Allocation Strategy Fund and Virtus Growth Allocation Strategy Fund, the use of an Acquiring Fund of funds structure may affect the amount, timing and character of distributions to shareholders.
With respect to Virtus Seix Georgia Tax-Exempt Bond Fund, Virtus Seix High Grade Municipal Bond Fund, Virtus Seix Investment Grade Tax-Exempt Bond Fund, Virtus Seix North Carolina Tax-Exempt Bond Fund, Virtus Seix Short-Term Municipal Bond Fund and Virtus Seix Virginia Intermediate Municipal Bond Fund, distributions of net investment income attributed to the tax-exempt interest earned by the Acquiring Fund and designated as “exempt-interest dividends” will be exempt from federal income tax. Such net investment income attributable to “private activity” bonds may be a preference item for purposes of the federal alternative minimum tax. Income exempt from federal tax may be subject to state and local income tax. The Acquiring Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax.
Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, whether paid in cash or in additional shares, are subject to federal income tax and may be subject to state, local and other taxes.

EXHIBIT E: COMPARISON OF ORGANIZATIONAL DOCUMENTS
The following chart highlights material differences between the terms of the Agreement and Declaration of Trust and By-Laws of the Acquired Funds and the Amended and Restated Agreement and Declaration of Trust and By-Laws of the Acquiring Funds.
Policy	Acquired Funds	Acquiring Funds
Shareholder Liability	Shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Agreement and Declaration of Trust provides that all persons extending credit to, contracting with or having any claim against the trust or a particular series shall look only to the assets of the trust or the assets of that particular series for payment under such credit, contract or claim; and no shareholders, whether past, present or future, shall be personally liable therefor. In addition, any shareholder or former shareholder exposed to liability by reason of a claim or demand relating solely to his or her being or having been a shareholder of the trust, and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his or her heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the trust to be held harmless from and indemnified against all loss and expense arising from such claim or demand. Therefore, the possibility that a shareholder could be held liable would be limited to a situation in which the assets of the applicable series had been exhausted.
Shareholders of the trust are protected from liability under Delaware statutory law, which provides that shareholders of a Delaware statutory trust have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the state of Delaware. In addition, the trust’s Amended and Restated Agreement and Declaration of Trust states that no shareholder shall be personally liable for the debts, liabilities, obligations or expenses incurred by, contracted for, or otherwise existing with respect to, the trust or by or on behalf of any series or class thereof.
If any shareholder or former shareholder shall be exposed to liability by reason of a claim or demand relating to such person being or having been a shareholder, and not because of such person’s acts or omissions, the shareholder or former shareholder (or such person’s heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified out of the assets of the trust against all cost and expense reasonably incurred in connection with such claim or demand, but only out of the assets held with respect to the particular series of shares of which such person is or was a shareholder and from or in relation to which such liability arose.

Shareholder Voting Rights	The shareholders shall have power to vote only (i) for the election or removal of trustees, (ii) with respect to any investment adviser as applicable, (iii) with respect to any termination of the trust or any series, (iv) with respect to an amendment of the Agreement and Declaration of Trust, to the extent and as provided in the Agreement and Declaration of Trust, (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the trust or the shareholders, and (vi) with respect to such additional matters relating to the trust as may be required by law, by the Agreement and
The shareholders shall have power to vote only (i) for the election or removal of trustees, and (ii) with respect to such additional matters relating to the trust as may be required by applicable law, the Amended and Restated Agreement and Declaration of Trust, the By-Laws or any registration of the trust with the SEC or as the trustees may consider necessary or desirable.
Each shareholder shall be entitled to one vote for each dollar of net asset value of each share owned by such shareholder on any matter on which such shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. Notwithstanding any other provision of the

Policy	Acquired Funds	Acquiring Funds

Declaration of Trust, by the By-Laws or by any registration of the trust with the Securities and Exchange Commission (“SEC”) or any state, or as the trustees may consider necessary or desirable.
Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Notwithstanding any other provisions of the Agreement and Declaration of Trust, or any matter submitted to a vote of shareholders, all shares of the trust then entitled to vote shall be voted by individual series or class, except (1) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual series or class, and (2) when the trustees have determined that the matter affects only the interests of one or more series or class, then only shareholders of such series or class shall be entitled to vote thereon. There shall be no cumulative voting in the election of trustees.
Amended and Restated Agreement and Declaration of Trust, on any matter submitted to a vote of the shareholders, all shares of the trust then entitled to vote shall be voted in aggregate, except (i) when required by the 1940 Act, shares shall be voted by individual series or class; and (ii) when the matter affects the interests of one or more series or class, only holders of shares of the one or more affected series or class shall be entitled to vote thereon. There shall be no cumulative voting in the election of trustees.
Shareholder Meetings
The Trust does not hold annual shareholder meetings.
Meetings of shareholders of the trust or any series or class may be called by the trustees, or such other person or persons as may be specified in the by-laws, and held from time to time for the purpose of taking action upon any matter requiring the vote or the authority of the shareholders of the trust or any series or class as provided in the Agreement and Declaration of Trust or upon any other matter deemed by the trustees to be necessary or desirable.

The Amended and Restated Agreement and Declaration of Trust and By-Laws do not address annual shareholder meetings.
Meetings of the shareholders may be called at any time by the trustees or by the president for the purpose of taking action upon any matter requiring the vote or authority of the shareholders as provided in the By-Laws or provided in the Amended and Restated Agreement and Declaration of Trust or upon any other matter as to which such vote or authority is deemed by the trustees or the president to be necessary or desirable.

Shareholder Quorum	A majority of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting, except that where any provision of law or of the Agreement and Declaration of Trust permits or requires that holders of any series or class shall vote as a series or class, then a majority of the aggregate number of shares of that series or class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series or class. Any lesser number, however, shall be sufficient for adjournments.	Except when a larger quorum is required by applicable law, by the By-Laws or by the Amended and Restated Agreement and Declaration of Trust, (i) thirty-three and one-third percent (33 1∕3%) of the eligible votes entitled to vote shall constitute a quorum at a shareholders’ meeting and (ii) when any one or more class is to vote as a single class separate from any other shares, thirty-three and one-third percent (33 1∕3%) of the eligible votes of each such class entitled to vote shall constitute a quorum at a shareholders’ meeting of that class.
Shareholder Consent	Any action taken by shareholders may be taken without a meeting if a majority of shareholders entitled to vote on the matter (or such larger vote as shall be required by any	Any action that may be taken at any meeting of shareholders may be taken without a meeting and without prior notice if a consent in writing setting forth the action so taken is signed by

Policy	Acquired Funds	Acquiring Funds
	provision of the Agreement and Declaration of Trust or the By-Laws) consent to the action in writing and such written consents are filed with the records of the meetings of shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of shareholders.	shareholders having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shareholders entitled to vote on that action were present and voted. Any shareholder giving a written consent or a transferee of the shares or a personal representative of the shareholder or their respective proxy holders may revoke the consent by a writing received by the secretary of the trust before written consents of the number of votes required to authorize the proposed action have been filed with the secretary.
Notice to Shareholders of Record Date	A written notice of each meeting of shareholders, stating the place, date and hour and the purposes of the meeting, shall be given at least seven days before the meeting to each shareholder entitled to vote thereat by leaving such notice with him or at his residence or usual place of business or by mailing it, postage prepaid, and addressed to such shareholder at his address as it appears in the records of the trust.	All notices of meetings of shareholders shall be sent or otherwise given not less than ten (10) nor more than ninety (90) days before the date of the meeting. The notice shall specify (i) the place, date and hour of the meeting, and (ii) the general nature of the business to be transacted. If action is proposed to be taken at any meeting for approval of, among other things, a reorganization of the trust or a voluntary dissolution of the trust, the notice shall also state the general nature of that proposal.
Shareholder Proxies	Shares may be voted in person or by proxy. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy the trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger.	Every person entitled to vote for any matter shall have the right to do so either in person or by proxy, provided that either (i) an instrument authorizing such a proxy to act is executed by the shareholder in writing and dated not more than eleven (11) months before the meeting, unless the instrument specifically provides for a longer period or (ii) the trustees adopt an electronic, telephonic, computerized or other alternative to execution of a written instrument authorizing the proxy to act which authorization is received not more than eleven (11) months before the meeting. A proxy shall be deemed executed by a shareholder if the shareholder’s name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the shareholder or the shareholder’s attorney-in-fact or other authorized agent. A valid proxy which does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the person executing it before the vote pursuant to that proxy by a writing delivered to the trust stating that the proxy is revoked, by a subsequent proxy executed by or attendance at the meeting and voting in person by the person executing that proxy or revoked by such person using any electronic, telephonic, computerized or other

Policy	Acquired Funds	Acquiring Funds
alternative means authorized by the trustees for authorizing the proxy to act; or (ii) written notice of the death or incapacity of the maker of that proxy is received by the trust before the vote pursuant to that proxy is counted. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the trust receives a specific written notice to the contrary from any of them. A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger.
Trustee Power to Amend Organizational Document	The trustees may, without shareholder vote, amend or otherwise supplement the Agreement and Declaration of Trust by making an amendment, a supplement to the Agreement and Declaration of Trust, or an amended and restated declaration of trust. Shareholders shall have the right to vote only (i) on any amendment or supplement having the effect of decreasing their right with regard to liability and indemnification; (ii) on any amendment or supplement that would affect their right to vote; (iii) on any amendment or supplement to the section regarding amendments to the Agreement and Declaration of Trust; (iv) on any amendment or supplement as may be required by law or by the trust’s registration statement filed with the SEC; and (v) on any amendment or supplement submitted to them by the trustees.	The trustees may, without the approval of shareholders, restate, amend or otherwise supplement the Amended and Restated Agreement and Declaration of Trust. Shareholders shall have the right to vote (i) on any amendment to their right to indemnity, (ii) on any amendment to the limitation on personal liability, (iii) on any amendment that would affect their right to vote, (iv) on any amendment to the section regarding their right to vote on amendments to the Amended and Restated Agreement and Declaration of Trust, (v) on any amendment that may be required to be approved by shareholders by applicable law or by the trust’s registration statement filed with the SEC, and (vi) on any amendment submitted to them by the trustees.
Termination of Trust	The trust may be terminated at any time by vote of a majority of the shares of each series of the trust entitled to vote, voting separately by series, or by the trustees by written notice to the shareholders. Any series of shares or class thereof may be terminated at any time by vote of a majority of the shares of such series or class entitled to vote or by the trustees by written notice to the shareholders of such series or class.	The trust may be terminated at any time by vote of shareholders holding at least a majority of the shares entitled to vote or by the trustees by written notice to the shareholders. Any series may be terminated at any time by vote of shareholders holding at least a majority of the shares of such series entitled to vote or by the trustees by written notice to the shareholders of such series.
Merger or Consolidation	The Agreement and Declaration of Trust and By-Laws do not address merger or consolidation.	The trustees may, without the approval of shareholders unless such approval is required by applicable law, in order to change the form or jurisdiction of organization of the Trust or for any other purpose, cause the trust or any series thereof to merge or consolidate with or into, or sell substantially all of its assets to, one or more trusts (or series thereof to the extent permitted by law), partnerships, associations, corporations

Policy	Acquired Funds	Acquiring Funds
or other business entities (including trusts, partnerships, associations, corporations or other business entities created by the trustees to accomplish such merger or consolidation).
Vote Required for Election of Trustees	Except when a larger vote is required by any provisions of the Agreement and Declaration of Trust or the By-Laws, a plurality the shares voted shall elect a trustee.	Except when a larger vote is required by any provision of the Amended and Restated Agreement and Declaration of Trust or the By-Laws or by applicable law, when a quorum is present at any meeting, a plurality of the Shares voted shall elect a trustee.
Removal of Trustees	By vote of the shareholders holding a majority of the shares entitled to vote, the shareholders may remove a trustee with or without cause. By vote of a majority of the trustees then in office, the trustees may remove a trustee.	Any trustee may be removed with or without cause at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the trust or by a vote of two-thirds of the number of trustees prior to such removal.
Trustee Committees	Trustees may appoint from their own number, and terminate, any one or more committees consisting of two or more trustees, including an executive committee which may, when the trustees are not in session, exercise some or all of the powers and authority of the trustees as the trustees may determine.	Trustees may appoint from their own number and establish and terminate one or more committees consisting of two or more trustees which may exercise the powers and authority of the board of trustees to the extent that the board of trustees determine.
Trustee Liability
The trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment adviser or administrator, principal underwriter or custodian, nor shall any trustee be responsible for the act or omission of any other trustee, but nothing herein contained shall protect any trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Every note, bond, contract, instrument, certificate, share or undertaking and every other act or thing whatsoever executed or done by or on behalf of the trust or the trustees or any of them in connection with the trust shall be conclusively deemed to have been executed or done only in or with respect to their or his or her capacity as trustees or trustee, and such trustees or trustee shall not be personally liable thereon.

A trustee, when acting in such capacity, shall not be personally liable to any person, other than the trust or a shareholder to the extent provided below, for any act, omission or obligation of the trust, of such trustee or of any other trustee. The trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, manager or principal underwriter of the trust.
A trustee shall be liable to the trust and to any shareholder solely for her or his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The trustees may take advice of counsel or other experts with respect to the meaning and operation of the Amended and Restated Agreement and Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice.

Trustee Indemnification	Every person who is, or has been, a trustee of the trust is indemnified by the trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a trustee	The trust shall indemnify each person who is, or has been, a trustee of the trust and any Person who is serving or has served at the trust’s request as a director, officer, trustee, or employee of another organization in which the trust has any interest as a shareholder, creditor or otherwise, to the fullest extent consistent with the 1940 Act and in the manner provided

Policy	Acquired Funds	Acquiring Funds
	and against amounts paid or incurred by him in settlement thereof. However, no indemnification is provided to a trustee: (a) against any liability to the trust or its shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office; (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the trust; (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in (a) or (b)) and resulting in a payment by a trustee, unless there has been either a determination that such trustee did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry) that he did not engage in such conduct: (i) by a vote of a majority of the disinterested trustees acting on the matter (provided that a majority of the disinterested trustees then in office act on the matter); or (ii) by written opinion of independent legal counsel.	in the by-laws; provided that such indemnification shall not be available to any of the foregoing persons in connection with a claim, suit or other proceeding by any such person against the trust or a series (or class) thereof.
Dividends	No dividend or distribution (including, without limitation, any distribution paid upon termination of the trust or of any series) with respect to, nor any redemption or repurchase of, the shares of any series shall be effected by the trust other than from the assets of such series.	Dividends and distributions on shares of a particular series or any class thereof may be paid with such frequency as the trustees in their sole discretion may determine, which may be daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the trustees in their sole discretion may determine, to the holders of shares of that series or class, from such of the income and capital gains, accrued or realized, from the assets belonging to that series, or in the case of a class, belonging to that series and allocable to that class, as the trustees in their sole discretion may determine, after providing for actual and accrued liabilities belonging to that series or class. All dividends and distributions on shares of a particular series or class thereof shall be distributed pro rata to the holders of shares of that series or class in proportion to the number of shares of that

Policy	Acquired Funds	Acquiring Funds
series or class held by such holders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure and when consistent with applicable law, the trustees in their sole discretion may determine that no dividend or distribution shall be payable on shares as to which the shareholder’s purchase order and/or payment have not been received by the time or times established by the trustees under such program or procedure. Such dividends and distributions may be made in cash or shares of that series or class or a combination thereof as determined by the trustees in their sole discretion or pursuant to any program that the trustees may have in effect at the time for the election by each shareholder of the mode of the making of such dividend or distribution to that shareholder. The trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the shareholders.
Capitalization	The trustees may divide the beneficial interest in the trust into an unlimited number of shares and authorize the issuance of shares without prior shareholder approval. Shares may be issued in series and, if so, shares of any series will constitute units of beneficial interest in assets of the trust specifically allocated to such series. Shares of the trust, or any series thereof, shall have no par value.	The trustees shall have full power and authority, in their sole discretion, and without obtaining the approval of the shareholders of any series or class thereof, (i) to divide the beneficial interest in the trust or in each series or class thereof into shares, with or without par value as the trustees shall determine, and (ii) to issue shares without limitation as to number (including fractional shares).
Number of Trustees and Vacancies	The number of trustees shall be fixed by the trustees, except that, commencing with the first shareholder meeting at which trustees are elected, there shall be not less than three nor more than fifteen trustees, each of whom shall hold office during the lifetime of the trust or until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The number of trustees so fixed may be increased either by the shareholders or by the trustees by a vote of a majority of the trustees then in office. The number of trustees so fixed may be decreased either by the shareholders or by the trustees by vote of a majority of the trustees then in office, but only to eliminate vacancies existing by reason of the death, resignation or removal of one or more trustees.
The number of trustees shall be eleven (11) or such other number as shall, from time to time, be determined by the trustees. Each trustee shall serve during the term of the trust until she or he dies, resigns, is declared incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of her or his successor.
Any vacancy or anticipated vacancy resulting from any reason, including without limitation the death, resignation, retirement, removal or incapacity of any of the trustees, or resulting from an increase in the number of trustees by the other Trustees may (but so long as there are at least two remaining trustees, need not unless

Policy	Acquired Funds	Acquiring Funds
	In case of the declination, death, resignation, retirement, removal, incapacity, or inability of any of the trustees, or in case a vacancy shall exist by reason of an increase in number, or for any other reason, the remaining trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the 1940 Act. Such appointment shall be evidenced by a written instrument signed by a majority of the trustees in office or by recording in the records of the trust, whereupon the appointment shall take effect. An appointment of a trustee may be made by the trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of trustees. As soon as any trustee so appointed shall have accepted this trust, the trust estate shall vest in the new trustee or trustees, together with the continuing trustees, without any further act or conveyance, and he shall be deemed a trustee hereunder. The power of appointment is subject to the provisions of Section 16(a) of the 1940 Act.	required by the 1940 Act) be filled by a majority of the remaining trustees, subject to the provisions of Section 16(a) of the 1940 Act, through the appointment in writing of such other person as such remaining trustees in their discretion shall determine and such appointment shall be effective upon the written acceptance of the person named therein to serve as a trustee and agreement by such person to be bound by the provisions of the Amended and Restated Agreement and Declaration of Trust, except to the extent that such appointment or such acceptance provides that it shall be effective at a later date or upon the occurrence of a later event.
Independent Chair of the Board	The Agreement and Declaration of Trust and By-Laws do not require an independent chair of the board of trustees.	The Amended and Restated Agreement and Declaration of Trust and By-Laws do not require an independent chair of the board of trustees.
Inspection of Books and Records	The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the trust where it may be inspected by any shareholder.	The original or a copy of this instrument and of each restatement and/or amendment hereto shall be kept at the office of the trust where it may be inspected by any shareholder.
Involuntary Redemption of Accounts	The trust may also purchase, repurchase or redeem shares in accordance with such other methods, upon such other terms and subject to such other conditions as the trustees may from time to time authorize at a price not exceeding the net asset value of such shares in effect when the purchase or repurchase or any contract to purchase or repurchase is made.	Subject to the requirements of the 1940 Act, the board of trustees may cause the trust to redeem, at the price and in the manner provided in the Amended and Restated Agreement and Declaration of Trust, shares of any series or class held by any person (i) if such person is no longer qualified to hold such shares in accordance with such qualifications as may be established by the trustees, (ii) if the net asset value of such shares is below the minimum investment amount determined by the trustees or (iii) if otherwise deemed by the trustees to be in the best interest of the trust or any series (or class) thereof.

EXHIBIT F: PRINCIPAL HOLDERS
To the knowledge of the Acquired Funds, the following are the only persons who owned of record or beneficially 5% or more of the outstanding shares of each Acquired Fund, as of ____ __, 201_.
Acquired Fund Name	Share Class	Name and Address of Beneficial Owner	Number of Shares	Percentage of Share Class
F-1

EXHIBIT G: FINANCIAL HIGHLIGHTS OF THE ACQUIRED FUNDS
The “Financial Highlights” tables below are intended to help you understand each Acquired Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Acquired Fund share. “Total Return” in the table represents the rate at which an investor would have made or lost money in an investment in the Acquired Fund (assuming the reinvestment of all distributions). The financial highlights for each of the Acquired Funds for the periods ended March 31, 2016 have been audited by the Acquired Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with such Funds’ financial statements, is included in the Acquired Funds’ annual reports to shareholders, which are available on request, or online at www.ridgeworth.com.

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS   Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(b)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(c)	Ratio of Net Investment Income to Average Net Assets(c)	Portfolio Turnover Rate(d)
Ceredex Large Cap Value Equity Fund†
I Shares
Period Ended September 30, 2016^	$14.71	$0.12	$1.00	$1.12	$—	$—	$—	$—	$15.83	$1,462,017	7.61%	0.97%	1.10%	1.50%	37%
Year Ended March 31, 2016	16.60	0.22	(0.57)	(0.35)	(0.24)	—	(1.30)	(1.54)	14.71	1,440,587	(2.19)	0.97	1.09	1.40	66
Year Ended March 31, 2015	17.02	0.23	0.99	1.22	(0.23)	—	(1.41)	(1.64)	16.60	1,927,039	7.25	0.95	1.07	1.33	73
Year Ended March 31, 2014	15.76	0.24	3.29	3.53	(0.23)	—	(2.04)	(2.27)	17.02	1,799,158	22.94	0.91	1.06	1.42	81
Year Ended March 31, 2013	13.77	0.24	1.97	2.21	(0.22)	—	—	(0.22)	15.76	1,442,154	16.24	0.89	0.89	1.74	78
Year Ended March 31, 2012	13.47	0.22	0.28	0.50	(0.20)	—	—	(0.20)	13.77	1,985,434	3.92	0.82	0.82	1.74	110
A Shares
Period Ended September 30, 2016^	14.60	0.09	0.99	1.08	—	—	—	—	15.68	351,304	7.40	1.26	1.37	1.21	37
Year Ended March 31, 2016	16.48	0.17	(0.56)	(0.39)	(0.19)	—	(1.30)	(1.49)	14.60	362,805	(2.46)	1.27	1.37	1.09	66
Year Ended March 31, 2015	16.90	0.18	0.99	1.17	(0.18)	—	(1.41)	(1.59)	16.48	461,642	6.98	1.25	1.36	1.03	73
Year Ended March 31, 2014	15.67	0.19	3.27	3.46	(0.19)	—	(2.04)	(2.23)	16.90	379,768	22.60	1.19	1.37	1.13	81
Year Ended March 31, 2013	13.70	0.21	1.95	2.16	(0.19)	—	—	(0.19)	15.67	287,957	15.93	1.16	1.26	1.48	78
Year Ended March 31, 2012	13.41	0.19	0.27	0.46	(0.17)	—	—	(0.17)	13.70	233,782	3.58	1.12	1.12	1.50	110
C Shares
Period Ended September 30, 2016^	14.28	0.06	0.96	1.02	—	—	—	—	15.30	18,835	7.14	1.72	1.72	0.75	37
Year Ended March 31, 2016	16.15	0.10	(0.55)	(0.45)	(0.12)	—	(1.30)	(1.42)	14.28	19,053	(2.88)	1.71	1.71	0.65	66
Year Ended March 31, 2015	16.59	0.10	0.97	1.07	(0.10)	—	(1.41)	(1.51)	16.15	21,207	6.50	1.71	1.71	0.57	73
Year Ended March 31, 2014	15.42	0.10	3.22	3.32	(0.11)	—	(2.04)	(2.15)	16.59	20,239	21.98	1.71	1.71	0.62	81
Year Ended March 31, 2013	13.50	0.12	1.92	2.04	(0.12)	—	—	(0.12)	15.42	16,394	15.25	1.75	1.75	0.89	78
Year Ended March 31, 2012	13.21	0.08	0.29	0.37	(0.08)	—	—	(0.08)	13.50	17,027	2.86	1.82	1.82	0.68	110
IS Shares
Period Ended September 30, 2016^	14.77	0.14	1.00	1.14	—	—	—	—	15.91	280,839	7.72	0.72	0.72	1.75	37
Year Ended March 31, 2016	16.66	0.23	(0.53)	(0.30)	(0.29)	—	(1.30)	(1.59)	14.77	272,861	(1.90)	0.72	0.72	1.48	66
Period Ended March 31, 2015(f)	17.54	0.19	0.54	0.73	(0.20)	—	(1.41)	(1.61)	16.66	37,570	4.26	0.71	0.71	1.65	73
Ceredex Mid-Cap Value Equity Fund†
I Shares
Period Ended September 30, 2016^	12.34	0.07	0.99	1.06	—	—	—	—	13.40	2,575,762	8.59	1.12	1.12	1.03	56
Year Ended March 31, 2016	13.74	0.15	(0.71)	(0.56)	(0.15)	—	(0.69)	(0.84)	12.34	2,717,761	(3.85)	1.12	1.12	1.16	98
Year Ended March 31, 2015	14.09	0.13	0.93	1.06	(0.12)	—	(1.29)	(1.41)	13.74	3,552,288	7.76	1.10	1.10	0.92	94
Year Ended March 31, 2014	13.06	0.14	2.64	2.78	(0.12)	—	(1.63)	(1.75)	14.09	3,159,585	22.03	1.09	1.10	1.02	108
Year Ended March 31, 2013	11.07	0.16	2.00	2.16	(0.14)	—	(0.03)	(0.17)	13.06	2,168,210	19.73	1.08	1.08	1.44	123
Year Ended March 31, 2012	12.70	0.17	(0.66)	(0.49)	(0.17)	—	(0.97)	(1.14)	11.07	1,679,244	(2.33)	1.04	1.04	1.56	182
A Shares
Period Ended September 30, 2016^	12.22	0.05	0.98	1.03	—	—	—	—	13.25	376,133	8.43	1.40	1.48	0.76	56
Year Ended March 31, 2016	13.60	0.11	(0.70)	(0.59)	(0.10)	—	(0.69)	(0.79)	12.22	397,599	(4.11)	1.40	1.45	0.86	98
Year Ended March 31, 2015	13.96	0.09	0.92	1.01	(0.08)	—	(1.29)	(1.37)	13.60	590,327	7.45	1.38	1.41	0.64	94
Year Ended March 31, 2014	12.96	0.10	2.62	2.72	(0.09)	—	(1.63)	(1.72)	13.96	611,880	21.68	1.35	1.40	0.76	108
Year Ended March 31, 2013	10.99	0.13	1.98	2.11	(0.11)	—	(0.03)	(0.14)	12.96	490,381	19.43	1.34	1.38	1.17	123
Year Ended March 31, 2012	12.62	0.15	(0.67)	(0.52)	(0.14)	—	(0.97)	(1.11)	10.99	433,674	(2.63)	1.34	1.34	1.40	182
See Notes to Financial Highlights.

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS   Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(b)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(c)	Ratio of Net Investment Income to Average Net Assets(c)	Portfolio Turnover Rate(d)
C Shares
Period Ended September 30, 2016^	$11.96	$0.02	$0.96	$0.98	$—	$—	$—	$—	$12.94	$54,974	8.19%	1.80%	1.80%	0.35%	56%
Year Ended March 31, 2016	13.34	0.06	(0.68)	(0.62)	(0.07)	—	(0.69)	(0.76)	11.96	64,160	(4.49)	1.78	1.78	0.50	98
Year Ended March 31, 2015	13.72	0.04	0.90	0.94	(0.03)	—	(1.29)	(1.32)	13.34	87,115	7.06	1.75	1.75	0.28	94
Year Ended March 31, 2014	12.77	0.05	2.58	2.63	(0.05)	—	(1.63)	(1.68)	13.72	81,961	21.26	1.76	1.76	0.36	108
Year Ended March 31, 2013	10.85	0.07	1.95	2.02	(0.07)	—	(0.03)	(0.10)	12.77	53,893	18.75	1.86	1.86	0.65	123
Year Ended March 31, 2012	12.48	0.07	(0.66)	(0.59)	(0.07)	—	(0.97)	(1.04)	10.85	42,272	(3.32)	2.04	2.04	0.65	182
IS Shares
Period Ended September 30, 2016^	12.36	0.08	0.99	1.07	—	—	—	—	13.43	217,710	8.66	0.80	0.80	1.31	56
Year Ended March 31, 2016	13.76	0.21	(0.72)	(0.51)	(0.20)	—	(0.69)	(0.89)	12.36	192,640	(3.45)	0.80	0.80	1.68	98
Period Ended March 31, 2015(f)	14.28	0.13	0.77	0.90	(0.13)	—	(1.29)	(1.42)	13.76	23,398	6.54	0.75	0.75	1.39	94
Ceredex Small Cap Value Equity Fund†
I Shares
Period Ended September 30, 2016^	11.30	0.06	1.36	1.42	—	—	—	—	12.72	788,348	12.57	1.24	1.24	0.97	7
Year Ended March 31, 2016	15.59	0.13	(0.50)	(0.37)	(0.20)	—	(3.72)	(3.92)	11.30	820,124	(0.64)	1.21	1.21	0.93	36
Year Ended March 31, 2015	17.95	0.20	0.38	0.58	(0.15)	—	(2.79)	(2.94)	15.59	1,118,190	4.07	1.21	1.21	1.16	10
Year Ended March 31, 2014	15.45	0.17	3.11	3.28	(0.14)	—	(0.64)	(0.78)	17.95	1,528,174	21.34	1.22	1.22	1.01	37
Year Ended March 31, 2013	13.80	0.20	2.08	2.28	(0.23)	—	(0.40)	(0.63)	15.45	1,408,597	17.07	1.20	1.20	1.44	27
Year Ended March 31, 2012	14.54	0.12	(0.07)(g)	0.05	(0.12)	—	(0.67)	(0.79)	13.80	1,169,093	1.15	1.20	1.20	0.92	46
A Shares
Period Ended September 30, 2016^	10.96	0.04	1.32	1.36	—	—	—	—	12.32	121,189	12.41	1.55	1.57	0.67	7
Year Ended March 31, 2016	15.25	0.08	(0.50)	(0.42)	(0.15)	—	(3.72)	(3.87)	10.96	121,367	(1.07)(h)	1.55	1.55	0.62	36
Year Ended March 31, 2015	17.61	0.15	0.38	0.53	(0.10)	—	(2.79)	(2.89)	15.25	162,732	3.79	1.52	1.52	0.89	10
Year Ended March 31, 2014	15.19	0.12	3.05	3.17	(0.11)	—	(0.64)	(0.75)	17.61	195,098	20.96	1.50	1.50	0.73	37
Year Ended March 31, 2013	13.58	0.15	2.05	2.20	(0.19)	—	(0.40)	(0.59)	15.19	181,308	16.77	1.50	1.50	1.14	27
Year Ended March 31, 2012	14.33	0.08	(0.08)(g)	—	(0.08)	—	(0.67)	(0.75)	13.58	169,100	0.81	1.50	1.50	0.63	46
C Shares
Period Ended September 30, 2016^	10.04	0.02	1.20	1.22	—	—	—	—	11.26	27,121	12.15	1.91	1.91	0.31	7
Year Ended March 31, 2016	14.31	0.03	(0.47)	(0.44)	(0.11)	—	(3.72)	(3.83)	10.04	27,410	(1.34)	1.90	1.90	0.28	36
Year Ended March 31, 2015	16.71	0.08	0.36	0.44	(0.05)	—	(2.79)	(2.84)	14.31	33,793	3.42	1.88	1.88	0.54	10
Year Ended March 31, 2014	14.47	0.06	2.90	2.96	(0.08)	—	(0.64)	(0.72)	16.71	38,408	20.53	1.87	1.87	0.36	37
Year Ended March 31, 2013	12.98	0.08	1.95	2.03	(0.14)	—	(0.40)	(0.54)	14.47	36,015	16.17	1.99	1.99	0.65	27
Year Ended March 31, 2012	13.76	(0.01)	(0.08)(g)	(0.09)	(0.02)	—	(0.67)	(0.69)	12.98	38.107	0.12	2.20	2.20	(0.08)	46
Innovative Growth Stock Fund††
I Shares
Period Ended September 30, 2016^	19.11	(0.12)	2.13	2.01	—	—	—	—	21.12	17,532	10.52	1.31	1.45	(1.18)	15
Year Ended March 31, 2016	21.49	(0.26)	(0.59)	(0.85)	—	—	(1.53)	(1.53)	19.11	18,203	(4.74)	1.31	1.39	(1.20)	59
Year Ended March 31, 2015	21.20	(0.26)	1.21	0.95	—	—	(0.66)	(0.66)	21.49	24,321	4.61	1.31	1.34	(1.20)	42
Year Ended March 31, 2014	15.60	(0.22)	7.01	6.79	—	—	(1.19)	(1.19)	21.20	39,495	43.70	1.29	1.37	(1.08)	49
Year Ended March 31, 2013	15.94	(0.14)	0.42	0.28	—	—	(0.62)	(0.62)	15.60	15,840	1.84	1.20	1.21	(0.98)	24
Year Ended March 31, 2012	16.45	(0.15)	(0.36)	(0.51)	—	—	—	—	15.94	88,132	(3.16)	1.22	1.22	(0.98)	30
See Notes to Financial Highlights.

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS   Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(b)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(c)	Ratio of Net Investment Income to Average Net Assets(c)	Portfolio Turnover Rate(d)
A Shares
Period Ended September 30, 2016^	$18.37	$(0.13)	$2.05	$1.92	$—	$—	$—	$—	$20.29	$6,577	$10.45	1.51%	1.54%	(1.38)%	15%
Year Ended March 31, 2016	20.76	(0.29)	(0.57)	(0.86)	—	—	(1.53)	(1.53)	18.37	8,127	(4.96)	1.49	1.49	(1.38)	59
Year Ended March 31, 2015	20.53	(0.28)	1.17	0.89	—	—	(0.66)	(0.66)	20.76	10,535	4.47	1.45	1.45	(1.34)	42
Year Ended March 31, 2014	15.16	(0.24)	6.80	6.56	—	—	(1.19)	(1.19)	20.53	19,950	43.45	1.40	1.40	(1.18)	49
Year Ended March 31, 2013	15.54	(0.18)	0.42	0.24	—	—	(0.62)	(0.62)	15.16	3,580	1.63	1.49	1.53	(1.24)	24
Year Ended March 31, 2012	16.10	(0.18)	(0.38)	(0.56)	—	—	—	—	15.54	3,803	(3.48)	1.53	1.53	(1.28)	30
International Equity Fund
I Shares
Period Ended September 30, 2016^	9.30	0.02	0.64	0.66	—	—	—	—	9.96	54,289	7.10	1.21	1.34	0.45	16
Year Ended March 31, 2016	10.45	0.13	(0.29)	(0.16)	(0.07)	—	(0.92)	(0.99)	9.30	28,756	(1.59)	1.30	1.67	1.28	114
Year Ended March 31, 2015	12.45	0.25	(0.90)	(0.65)	(0.23)	—	(1.12)	(1.35)	10.45	19,023	(4.59)	1.37	1.48	2.15	41
Year Ended March 31, 2014	11.64	0.55	1.65	2.20	(1.17)	—	(0.22)	(1.39)	12.45	26,932	19.52	1.20	1.20	4.55(i)	43
Year Ended March 31, 2013	10.74	0.22	0.89	1.11	(0.21)	—	—	(0.21)	11.64	272,552	10.38	1.12	1.12	2.02	52
Year Ended March 31, 2012	11.62	0.25	(0.90)	(0.65)	(0.23)	—	—	(0.23)	10.74	261,561	(5.24)	1.29	1.29	2.33	78
A Shares
Period Ended September 30, 2016^	9.18	0.01	0.63	0.64	—	—	—	—	9.82	8,112	6.97	1.42	1.54	0.24	16
Year Ended March 31, 2016	10.34	0.09	(0.27)	(0.18)	(0.06)	—	(0.92)	(0.98)	9.18	3,756	(1.77)	1.51	1.77	0.89	114
Year Ended March 31, 2015	12.35	0.20	(0.87)	(0.67)	(0.22)	—	(1.12)	(1.34)	10.34	4,123	(4.87)	1.57	1.66	1.79	41
Year Ended March 31, 2014	11.51	0.20	2.00	2.20	(1.14)	—	(0.22)	(1.36)	12.35	4,802	19.72	1.47	1.47	1.66	43
Year Ended March 31, 2013	10.63	0.18	0.87	1.05	(0.17)	—	—	(0.17)	11.51	4,565	9.95	1.45	1.45	1.73	52
Year Ended March 31, 2012	11.49	0.21	(0.87)	(0.66)	(0.20)	—	—	(0.20)	10.63	5,500	(5.48)	1.59	1.59	2.02	78
IS Shares
Period Ended September 30, 2016^	9.31	0.03	0.63	0.66	—	—	—	—	9.97	6,885	7.09	1.10	1.24	0.66	16
Period Ended March 31, 2016(j)	9.85	—(e)	0.38	0.38	—	—	(0.92)	(0.92)	9.31	5,832	3.81	1.14	1.54	0.09	114
Silvant Large Cap Growth Stock Fund†††
I Shares
Period Ended September 30, 2016^	9.38	(0.01)	0.22	0.21	—	—	—	—	9.59	100,546	2.24	0.97	1.26	(0.19)	20
Year Ended March 31, 2016	10.32	(0.02)	(0.12)	(0.14)	—	—	(0.80)	(0.80)	9.38	110,562	(1.79)	0.97	1.24	(0.15)	10
Year Ended March 31, 2015	9.70	—	1.40	1.40	—	—	(0.78)	(0.78)	10.32	127,236	15.03	0.94	1.17	(0.04)	13
Year Ended March 31, 2014	8.31	0.01	2.24	2.25	—	—	(0.86)	(0.86)	9.70	188,294	27.35	0.92	1.09	0.07	21
Year Ended March 31, 2013	12.95	0.03	0.24	0.27	(0.01)	—	(4.90)	(4.91)	8.31	167,887	3.64	0.94	0.94	0.23	40
Year Ended March 31, 2012	11.55	(0.02)	1.42	1.40	—	—	—	—	12.95	261,090	12.12	1.07	1.07	(0.17)	19
A Shares
Period Ended September 30, 2016^	7.81	(0.02)	0.19	0.17	—	—	—	—	7.98	60,756	2.18	1.23	1.23	(0.44)	20
Year Ended March 31, 2016	8.75	(0.03)	(0.11)	(0.14)	—	—	(0.80)	(0.80)	7.81	62,115	(2.13)	1.20	1.21	(0.39)	10
Year Ended March 31, 2015	8.35	(0.02)	1.20	1.18	—	—	(0.78)	(0.78)	8.75	65,953	14.83	1.18	1.19	(0.26)	13
Year Ended March 31, 2014	7.27	(0.02)	1.96	1.94	—	—	(0.86)	(0.86)	8.35	64,288	26.99	1.19	1.20	(0.20)	21
Year Ended March 31, 2013	11.96	—(e)	0.21	0.21	—	—	(4.90)	(4.90)	7.27	56,511	3.43	1.20	1.20	(0.01)	40
Year Ended March 31, 2012	10.70	(0.05)	1.31	1.26	—	—	—	—	11.96	45,854	11.78	1.37	1.37	(0.45)	19
See Notes to Financial Highlights.

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS   Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(b)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(c)	Ratio of Net Investment Income to Average Net Assets(c)	Portfolio Turnover Rate(d)
C Shares
Period Ended September 30, 2016^	$5.45	$(0.03)	$0.12	$0.09	$—	$—	$—	$—	$5.54	$37,791	1.65%	1.90%	1.90%	(1.12)%	20%
Year Ended March 31, 2016	6.38	(0.06)	(0.07)	(0.13)	—	—	(0.80)	(0.80)	5.45	40,086	(2.77)	1.88	1.89	(1.06)	10
Year Ended March 31, 2015	6.32	(0.06)	0.90	0.84	—	—	(0.78)	(0.78)	6.38	46,678	14.20	1.86	1.87	(0.90)	13
Year Ended March 31, 2014	5.71	(0.06)	1.53	1.47	—	—	(0.86)	(0.86)	6.32	34,249	26.09	1.88	1.88	(0.90)	21
Year Ended March 31, 2013	10.52	(0.06)	0.15	0.09	—	—	(4.90)	(4.90)	5.71	31,625	2.69	1.89	1.89	(0.70)	40
Year Ended March 31, 2012	9.48	(0.11)	1.15	1.04	—	—	—	—	10.52	17,363	10.97	2.07	2.07	(1.15)	19
IS Shares
Period Ended September 30, 2016^	9.39	(0.01)	0.23	0.22	—	—	—	—	9.61	30,854	2.34	0.90	0.90	(0.12)	20
Year Ended March 31, 2016	10.33	(0.01)	(0.13)	(0.14)	—	—	(0.80)	(0.80)	9.39	37,087	(1.80)	0.88	0.89	(0.06)	10
Period Ended March 31, 2015(f)	9.97	0.01	1.13	1.14	—	—	(0.78)	(0.78)	10.33	52,967	12.02	0.85	0.87	0.16	13
Silvant Small Cap Growth Stock Fund†††
I Shares
Period Ended September 30, 2016^	8.52	(0.02)	1.05	1.03	—	—	—	—	9.55	31,695	12.09	1.30	1.46	(0.52)	30
Year Ended March 31, 2016	14.83	(0.10)	(1.54)	(1.64)	—	—	(4.67)	(4.67)	8.52	36,436	(13.36)(h)	1.30	1.39	(0.74)	73
Year Ended March 31, 2015	16.82	(0.14)	0.65	0.51	—	—	(2.50)	(2.50)	14.83	126,223	4.31(h)	1.28	1.34	(0.92)	31
Year Ended March 31, 2014	15.66	(0.16)	4.23	4.07	—	—	(2.91)	(2.91)	16.82	170,409	25.98	1.26	1.31	(0.91)	90
Year Ended March 31, 2013	17.21	(0.08)	2.19	2.11	—	—	(3.66)	(3.66)	15.66	152,674	14.20	1.21	1.21	(0.50)	50
Year Ended March 31, 2012	17.17	(0.10)	0.14(g)	0.04	—	—	—	—	17.21	267,694	0.23	1.23	1.23	(0.62)	71
A Shares
Period Ended September 30, 2016^	7.13	(0.02)	0.88	0.86	—	—	—	—	7.99	7,326	12.06	1.41	1.44	(0.63)	30
Year Ended March 31, 2016	13.23	(0.08)	(1.35)	(1.43)	—	—	(4.67)	(4.67)	7.13	6,856	(13.38)	1.37	1.37	(0.76)	73
Year Ended March 31, 2015	15.30	(0.13)	0.56	0.43	—	—	(2.50)	(2.50)	13.23	9,889	4.21	1.32	1.32	(0.96)	31
Year Ended March 31, 2014	14.46	(0.15)	3.90	3.75	—	—	(2.91)	(2.91)	15.30	10,880	25.92	1.29	1.29	(0.94)	90
Year Ended March 31, 2013	16.18	(0.11)	2.05	1.94	—	—	(3.66)	(3.66)	14.46	10,226	14.07	1.37	1.37	(0.69)	50
Year Ended March 31, 2012	16.19	(0.14)	0.13(g)	(0.01)	—	—	—	—	16.18	10,032	(0.06)	1.54	1.54	(0.91)	71
C Shares
Period Ended September 30, 2016^	3.88	(0.03)	0.48	0.45	—	—	—	—	4.33	4,781	11.60	2.07	2.10	(1.29)	30
Year Ended March 31, 2016	9.53	(0.10)	(0.88)	(0.98)	—	—	(4.67)	(4.67)	3.88	4,686	(13.91)	2.02	2.02	(1.40)	73
Year Ended March 31, 2015	11.82	(0.17)	0.38	0.21	—	—	(2.50)	(2.50)	9.53	6,397	3.55	1.96	1.96	(1.60)	31
Year Ended March 31, 2014	11.77	(0.20)	3.16	2.96	—	—	(2.91)	(2.91)	11.82	7,255	25.10	1.94	1.94	(1.59)	90
Year Ended March 31, 2013	13.91	(0.18)	1.70	1.52	—	—	(3.66)	(3.66)	11.77	6,757	13.30	2.05	2.05	(1.39)	50
Year Ended March 31, 2012	14.01	(0.21)	0.11(g)	(0.10)	—	—	—	—	13.91	8,129	(0.71)	2.24	2.24	(1.61)	71
IS Shares
Period Ended September 30, 2016^	8.57	(0.01)	1.07	1.06	—	—	—	—	9.63	3,744	12.37	1.07	1.10	(0.29)	30
Year Ended March 31, 2016	14.85	(0.05)	(1.56)	(1.61)	—	—	(4.67)	(4.67)	8.57	3,289	(13.13)	1.02	1.02	(0.42)	73
Period Ended March 31, 2015(f)	15.61	(0.06)	1.80	1.74	—	—	(2.50)	(2.50)	14.85	6,235	12.53	0.96	0.96	(0.56)	31
See Notes to Financial Highlights.

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS   Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(b)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(c)	Ratio of Net Investment Income to Average Net Assets(c)	Portfolio Turnover Rate(d)
Conservative Allocation Strategy(k)
I Shares
Period Ended September 30, 2016^	$12.01	$0.08	$0.39	$0.47	$—	$—	$—	$—	$12.48	$24,690	3.91%	0.30%	0.44%	1.35%	3%
Year Ended March 31, 2016	12.76	0.20	(0.42)	(0.22)	(0.22)	—	(0.31)	(0.53)	12.01	31,067	(1.73)	0.30	0.44	1.65	40
Year Ended March 31, 2015	12.60	0.23	0.53	0.76	(0.32)	—	(0.28)	(0.60)	12.76	32,606	6.17(h)	0.30	0.45	1.77	17
Year Ended March 31, 2014	12.54	0.24	0.68	0.92	(0.34)	—	(0.52)	(0.86)	12.60	28,894	7.48(h)	0.30	0.38	1.88	24
Year Ended March 31, 2013	12.27	0.21	0.46	0.67	(0.27)	—	(0.13)	(0.40)	12.54	27,387	5.55	0.27	0.39	1.72	40
Year Ended March 31, 2012	12.07	0.27	0.38	0.65	(0.34)	—	(0.11)	(0.45)	12.27	21,585	5.61	0.20	0.40	2.24	28
A Shares
Period Ended September 30, 2016^	12.01	0.06	0.39	0.45	—	—	—	—	12.46	12,794	3.75	0.60	0.68	1.05	3
Year Ended March 31, 2016	12.75	0.16	(0.41)	(0.25)	(0.18)	—	(0.31)	(0.49)	12.01	14,462	(1.98)	0.60	0.67	1.33	40
Year Ended March 31, 2015	12.59	0.19	0.53	0.72	(0.28)	—	(0.28)	(0.56)	12.75	15,991	5.86	0.60	0.67	1.47	17
Year Ended March 31, 2014	12.53	0.20	0.67	0.87	(0.29)	—	(0.52)	(0.81)	12.59	15,271	7.14	0.60	0.66	1.57	24
Year Ended March 31, 2013	12.26	0.17	0.47	0.64	(0.24)	—	(0.13)	(0.37)	12.53	16,940	5.29	0.56	0.68	1.37	40
Year Ended March 31, 2012	12.06	0.22	0.39	0.61	(0.30)	—	(0.11)	(0.41)	12.26	24,322	5.32	0.50	0.70	1.83	28
C Shares
Period Ended September 30, 2016^	11.86	0.02	0.39	0.41	—	—	—	—	12.27	18,718	3.46	1.30	1.33	0.35	3
Year Ended March 31, 2016	12.61	0.08	(0.42)	(0.34)	(0.10)	—	(0.31)	(0.41)	11.86	19,136	(2.71)	1.30	1.32	0.65	40
Year Ended March 31, 2015	12.46	0.10	0.53	0.63	(0.20)	—	(0.28)	(0.48)	12.61	18,201	5.11(h)	1.30	1.33	0.76	17
Year Ended March 31, 2014	12.42	0.11	0.67	0.78	(0.22)	—	(0.52)	(0.74)	12.46	17,110	6.38(h)	1.30	1.32	0.89	24
Year Ended March 31, 2013	12.18	0.09	0.47	0.56	(0.19)	—	(0.13)	(0.32)	12.42	15,410	4.58	1.27	1.35	0.73	40
Year Ended March 31, 2012	11.99	0.15	0.38	0.53	(0.23)	—	(0.11)	(0.34)	12.18	12,447	4.56	1.20	1.40	1.27	28
Growth Allocation Strategy(k)
I Shares
Period Ended September 30, 2016^	10.13	0.02	0.51	0.53	—	—	—	—	10.66	33,184	5.23	0.50	0.77	0.44	5
Year Ended March 31, 2016	11.46	0.10	(0.52)	(0.42)	(0.12)	—	(0.79)	(0.91)	10.13	38,194	(3.74)	0.50	0.70	0.91	29
Year Ended March 31, 2015	11.38	0.09	0.75	0.84	(0.24)	—	(0.52)	(0.76)	11.46	53,293	7.54	0.50	0.69	0.78	23
Year Ended March 31, 2014	11.28	0.14	1.61	1.75	(0.35)	—	(1.30)	(1.65)	11.38	53,043	15.96	0.50	0.67	1.16	14
Year Ended March 31, 2013	10.64	0.11	0.68	0.79	(0.15)	—	—	(0.15)	11.28	55,222	7.52	0.40	0.55	1.04	20
Year Ended March 31, 2012	10.56	0.15	0.15	0.30	(0.22)	—	—	(0.22)	10.64	57,078	3.06	0.20	0.26	1.53	49
A Shares
Period Ended September 30, 2016^	10.07	0.01	0.52	0.53	—	—	—	—	10.60	6,121	5.26	0.70	0.73	0.24	5
Year Ended March 31, 2016	11.41	0.08	(0.53)	(0.45)	(0.10)	—	(0.79)	(0.89)	10.07	7,255	(4.02)	0.67	0.67	0.74	29
Year Ended March 31, 2015	11.33	0.07	0.75	0.82	(0.22)	—	(0.52)	(0.74)	11.41	8,801	7.38	0.68	0.68	0.63	23
Year Ended March 31, 2014	11.23	0.12	1.61	1.73	(0.33)	—	(1.30)	(1.63)	11.33	9,609	15.84	0.67	0.67	1.06	14
Year Ended March 31, 2013	10.61	0.09	0.66	0.75	(0.13)	—	—	(0.13)	11.23	8,975	7.16	0.61	0.64	0.84	20
Year Ended March 31, 2012	10.53	0.12	0.15	0.27	(0.19)	—	—	(0.19)	10.61	11,092	2.76	0.50	0.56	1.22	49
C Shares
Period Ended September 30, 2016^	9.84	(0.02)	0.50	0.48	—	—	—	—	10.32	2,442	4.88	1.30	1.38	(0.35)	5
Year Ended March 31, 2016	11.18	0.01	(0.52)	(0.51)	(0.04)	—	(0.79)	(0.83)	9.84	2,613	(4.60)	1.30	1.31	0.08	29
Year Ended March 31, 2015	11.13	—(e)	0.73	0.73	(0.16)	—	(0.52)	(0.68)	11.18	3,192	6.70	1.30	1.30	—(e)	23
Year Ended March 31, 2014	11.08	0.06	1.56	1.62	(0.27)	—	(1.30)	(1.57)	11.13	2,989	15.05	1.28	1.28	0.49	14
Year Ended March 31, 2013	10.48	0.02	0.66	0.68	(0.08)	—	—	(0.08)	11.08	2,602	6.55	1.25	1.28	0.22	20
Year Ended March 31, 2012	10.41	0.05	0.15	0.20	(0.13)	—	—	(0.13)	10.48	2,793	2.03	1.20	1.26	0.50	49
See Notes to Financial Highlights.

FINANCIAL HIGHLIGHTS

RIDGEWORTH FUNDS   Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(b)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(c)	Ratio of Net Investment Income to Average Net Assets(c)	Portfolio Turnover Rate(d)
Moderate Allocation Strategy(k)
I Shares
Period Ended September 30, 2016^	$9.05	$0.04	$0.37	$0.41	$—	$—	$—	$—	$9.46	$35,252	4.53%	0.50%	0.72%	0.78%	4%
Year Ended March 31, 2016	11.07	0.11	(0.43)	(0.32)	(0.18)	—	(1.52)	(1.70)	9.05	45,980	(2.96)	0.50	0.57	1.08	26
Year Ended March 31, 2015	11.18	0.13	0.61	0.74	(0.26)	—	(0.59)	(0.85)	11.07	94,978	6.77	0.50	0.52	1.18	18
Year Ended March 31, 2014	11.11	0.16	1.09	1.25	(0.31)	—	(0.87)	(1.18)	11.18	109,457	11.56	0.50	0.54	1.44	18
Year Ended March 31, 2013	10.77	0.15	0.54	0.69	(0.18)	—	(0.17)	(0.35)	11.11	139,912	6.60	0.40	0.43	1.37	29
Year Ended March 31, 2012	10.60	0.20	0.27	0.47	(0.28)	—	(0.02)	(0.30)	10.77	133,382	4.63	0.20	0.22	1.96	38
A Shares
Period Ended September 30, 2016^	9.01	0.03	0.37	0.40	—	—	—	—	9.41	10,877	4.44	0.70	0.72	0.59	4
Year Ended March 31, 2016	11.04	0.11	(0.45)	(0.34)	(0.17)	—	(1.52)	(1.69)	9.01	11,972	(3.13)	0.68	0.68	1.05	26
Year Ended March 31, 2015	11.15	0.11	0.62	0.73	(0.25)	—	(0.59)	(0.84)	11.04	17,295	6.65	0.67	0.67	1.00	18
Year Ended March 31, 2014	11.08	0.15	1.09	1.24	(0.30)	—	(0.87)	(1.17)	11.15	20,171	11.48	0.62	0.62	1.32	18
Year Ended March 31, 2013	10.75	0.13	0.54	0.67	(0.17)	—	(0.17)	(0.34)	11.08	19,622	6.36	0.58	0.59	1.19	29
Year Ended March 31, 2012	10.58	0.18	0.26	0.44	(0.25)	—	(0.02)	(0.27)	10.75	20,366	4.33	0.50	0.52	1.70	38
C Shares
Period Ended September 30, 2016^	8.93	—(e)	0.37	0.37	—	—	—	—	9.30	10,909	4.14	1.30	1.32	(0.01)	4
Year Ended March 31, 2016	10.95	0.05	(0.44)	(0.39)	(0.11)	—	(1.52)	(1.63)	8.93	11,279	(3.65)	1.26	1.26	0.45	26
Year Ended March 31, 2015	11.06	0.05	0.61	0.66	(0.18)	—	(0.59)	(0.77)	10.95	13,553	6.07	1.23	1.23	0.47	18
Year Ended March 31, 2014	11.00	0.08	1.08	1.16	(0.23)	—	(0.87)	(1.10)	11.06	14,591	10.81	1.21	1.21	0.73	18
Year Ended March 31, 2013	10.69	0.06	0.54	0.60	(0.12)	—	(0.17)	(0.29)	11.00	14,106	5.69	1.20	1.21	0.56	29
Year Ended March 31, 2012	10.52	0.10	0.27	0.37	(0.18)	—	(0.02)	(0.20)	10.69	15,028	3.60	1.20	1.22	0.95	38
See Notes to Financial Highlights.

NOTES TO FINANCIAL HIGHLIGHTS
†
On August 1, 2016, affiliated equity funds were rebranded to from “RidgeWorth” to “RidgeWorth Ceredex”.

††
Formerly Aggressive Growth Stock Fund.

†††
On August 1, 2016, affiliated equity funds were rebranded to from “RidgeWorth” to “RidgeWorth Silvant”.

^
Unaudited.

(a)
Per share data calculated using average shares outstanding method.

(b)
Total return excludes sales charge. Not annualized for periods less than one year.

(c)
Annualized for periods less than one year.

(d)
Not annualized for periods less than one year.

(e)
Rounds to less than $0.005 per share

(f)
IS Shares commenced operations on August 1, 2014.

(g)
Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statements of Operations for the year ended March 31, 2012, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(h)
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the management’s discussion of Fund performance.

(i)
The amount shown for the net investment income ratio does not represent the actual prorata amount allocated to the share class due to large redemptions during the year.

(j)
IS Shares commenced operations on September 1, 2015.

(k)
The Fund and its shareholders indirectly bear a pro rata share of the acquired fund fees and expenses incurred by the underlying investment companies in which the Fund is invested. The expense ratios do not include such acquired fund fees and expenses.

Financial Highlights

RIDGEWORTH FUNDS   Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(b)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(c)	Ratio of Net Investment Income to Average Net Assets(c)	Portfolio Turnover Rate(d)
Seix Core Bond Fund
I Shares
Period Ended September 30, 2016^	$10.86	$0.08	$0.26	$0.34	$(0.10)	$—	$—	$(0.10)	$11.10	$231,768	3.15%	0.50%	0.50%	1.54%	126%
Year Ended March 31, 2016	11.04	0.20	(0.08)	0.12	(0.21)	—	(0.09)	(0.30)	10.86	255,522	1.18	0.48	0.48	1.82	232
Year Ended March 31, 2015	10.65	0.21	0.40	0.61	(0.22)	—	—	(0.22)	11.04	191,905	5.80	0.45	0.45	1.90	168
Year Ended March 31, 2014	11.16	0.18	(0.23)	(0.05)	(0.22)	—	(0.24)	(0.46)	10.65	200,371	(0.38)	0.42	0.42	1.67	208
Year Ended March 31, 2013	11.10	0.15	0.24	0.39	(0.20)	—	(0.13)	(0.33)	11.16	370,455	3.53	0.38	0.38	1.33	151
Year Ended March 31, 2012	11.00	0.24	0.81	1.05	(0.27)	—	(0.68)	(0.95)	11.10	439,017	9.65	0.48	0.48	2.15	211
A Shares
Period Ended September 30, 2016^	10.86	0.08	0.25	0.33	(0.09)	—	—	(0.09)	11.10	10,433	3.07	0.65	0.65	1.39	126
Year Ended March 31, 2016	11.04	0.18	(0.07)	0.11	(0.20)	—	(0.09)	(0.29)	10.86	10,170	1.01	0.65	0.65	1.65	232
Year Ended March 31, 2015	10.65	0.18	0.41	0.59	(0.20)	—	—	(0.20)	11.04	7,411	5.58	0.67	0.67	1.70	168
Year Ended March 31, 2014	11.16	0.15	(0.23)	(0.08)	(0.19)	—	(0.24)	(0.43)	10.65	9,848	(0.66)	0.71	0.71	1.38	208
Year Ended March 31, 2013	11.10	0.11	0.24	0.35	(0.16)	—	(0.13)	(0.29)	11.16	20,687	3.20	0.70	0.69	1.02	151
Year Ended March 31, 2012	11.00	0.21	0.80	1.01	(0.23)	—	(0.68)	(0.91)	11.10	21,644	9.29	0.82	0.82	1.84	211
R Shares
Period Ended September 30, 2016^	10.87	0.06	0.26	0.32	(0.08)	—	—	(0.08)	11.11	3,451	2.93	0.90	0.90	1.13	126
Year Ended March 31, 2016	11.05	0.15	(0.07)	0.08	(0.17)	—	(0.09)	(0.26)	10.87	3,448	0.78	0.88	0.88	1.41	232
Year Ended March 31, 2015	10.66	0.16	0.41	0.57	(0.18)	—	—	(0.18)	11.05	3,490	5.37	0.85	0.85	1.51	168
Year Ended March 31, 2014	11.17	0.14	(0.24)	(0.10)	(0.17)	—	(0.24)	(0.41)	10.66	4,115	(0.80)	0.85	0.85	1.29	208
Year Ended March 31, 2013	11.10	0.10	0.24	0.34	(0.14)	—	(0.13)	(0.27)	11.17	5,135	3.15	0.84	0.84	0.87	151
Year Ended March 31, 2012	11.01	0.18	0.78	0.96	(0.19)	—	(0.68)	(0.87)	11.10	5,952	8.83	1.16	1.16	1.55	211
IS Shares
Period Ended September 30, 2016^	10.86	0.09	0.26	0.35	(0.11)	—	—	(0.11)	11.10	800	3.21	0.37	0.37	1.70	126
Period Ended March 31, 2016(e)	10.77	0.14	0.13	0.27	(0.15)	—	(0.03)	(0.18)	10.86	22	2.51	0.34	0.34	2.00	232
Seix Corporate Bond Fund
I Shares
Period Ended September 30, 2016^	8.46	0.12	0.46	0.58	(0.12)	—	—	(0.12)	8.92	10,983	6.94	0.70	0.92	2.83	79
Year Ended March 31, 2016	8.95	0.25	(0.29)	(0.04)	(0.24)	(0.01)	(0.20)	(0.45)	8.46	8,943	(0.29)	0.70	0.83	2.86	84
Year Ended March 31, 2015	8.80	0.26	0.32	0.58	(0.26)	—	(0.17)	(0.43)	8.95	24,172	6.73	0.66	0.69	2.95	90
Year Ended March 31, 2014	9.30	0.28	(0.21)	0.07	(0.28)	—	(0.29)	(0.57)	8.80	28,017	0.91	0.63	0.64	3.18	143
Year Ended March 31, 2013	9.35	0.32	0.30	0.62	(0.32)	—	(0.35)	(0.67)	9.30	51,828	6.71	0.60	0.61	3.36	58
Year Ended March 31, 2012	9.59	0.39	0.46	0.85	(0.39)	—	(0.70)	(1.09)	9.35	57,203	9.10	0.61	0.61	3.98	88
A Shares
Period Ended September 30, 2016^	8.50	0.11	0.46	0.57	(0.11)	—	—	(0.11)	8.96	759	6.78	0.95	1.15	2.59	79
Year Ended March 31, 2016	8.99	0.23	(0.29)	(0.06)	(0.22)	(0.01)	(0.20)	(0.43)	8.50	500	(0.52)	0.95	1.11	2.68	84
Year Ended March 31, 2015	8.84	0.24	0.32	0.56	(0.24)	—	(0.17)	(0.41)	8.99	807	6.40	0.95	0.99	2.67	90
Year Ended March 31, 2014	9.35	0.25	(0.21)	0.04	(0.26)	—	(0.29)	(0.55)	8.84	783	0.52	0.92	0.93	2.76	143
Year Ended March 31, 2013	9.40	0.29	0.30	0.59	(0.29)	—	(0.35)	(0.64)	9.35	4,020	6.39	0.88	0.88	3.06	58
Year Ended March 31, 2012	9.64	0.36	0.46	0.82	(0.36)	—	(0.70)	(1.06)	9.40	4,325	8.78	0.88	0.88	3.68	88
C Shares
Period Ended September 30, 2016^	8.46	0.08	0.46	0.54	(0.08)	—	—	(0.08)	8.92	8,207	6.43	1.65	1.83	1.89	79
Year Ended March 31, 2016	8.95	0.17	(0.29)	(0.12)	(0.16)	(0.01)	(0.20)	(0.37)	8.46	8,105	(1.22)	1.65	1.80	2.01	84
Year Ended March 31, 2015	8.80	0.18	0.32	0.50	(0.18)	—	(0.17)	(0.35)	8.95	9,289	5.69	1.64	1.67	1.97	90
Year Ended March 31, 2014	9.30	0.19	(0.21)	(0.02)	(0.19)	—	(0.29)	(0.48)	8.80	10,385	(0.07)	1.62	1.63	2.18	143
Year Ended March 31, 2013	9.35	0.23	0.30	0.53	(0.23)	—	(0.35)	(0.58)	9.30	15,558	5.67	1.57	1.58	2.39	58
Year Ended March 31, 2012	9.59	0.29	0.46	0.75	(0.29)	—	(0.70)	(0.99)	9.35	18,317	8.05	1.58	1.58	3.00	88
See Notes to Financial Highlights.

Financial Highlights

RIDGEWORTH FUNDS   Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(b)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(c)	Ratio of Net Investment Income to Average Net Assets(c)	Portfolio Turnover Rate(d)
Seix Floating Rate High Income Fund
I Shares
Period Ended September 30, 2016^	$8.33	$0.22	$0.32	$0.54	$(0.22)	$—	$—	$(0.22)	$8.65	$3,212,263	6.54%	0.64%	0.64%	5.07%	39%
Year Ended March 31, 2016	8.86	0.40	(0.53)	(0.13)	(0.40)	—	—	(0.40)	8.33	3,040,875	(1.50)	0.62	0.62	4.69	33
Year Ended March 31, 2015	9.06	0.39	(0.20)	0.19	(0.39)	—	—	(0.39)	8.86	6,048,771	2.17	0.61	0.61	4.34	29
Year Ended March 31, 2014	9.06	0.38	(0.01)	0.37	(0.37)	—	—	(0.37)	9.06	8,965,312	4.16	0.60	0.60	4.13	47
Year Ended March 31, 2013	8.83	0.46	0.20	0.66	(0.43)	—	—	(0.43)	9.06	5,780,847	7.67	0.60	0.60	5.13	70
Year Ended March 31, 2012	9.01	0.50	(0.22)	0.28	(0.46)	—	—	(0.46)	8.83	3,419,351	3.31	0.60	0.60	5.69	72
A Shares
Period Ended September 30, 2016^	8.33	0.21	0.33	0.54	(0.21)	—	—	(0.21)	8.66	141,330	6.50	0.95	0.95	4.82	39
Year Ended March 31, 2016	8.86	0.38	(0.54)	(0.16)	(0.37)	—	—	(0.37)	8.33	143,325	(1.79)	0.92	0.92	4.42	33
Year Ended March 31, 2015	9.06	0.36	(0.19)	0.17	(0.37)	—	—	(0.37)	8.86	147,560	1.88	0.91	0.91	4.06	29
Year Ended March 31, 2014	9.06	0.35	(0.01)	0.34	(0.34)	—	—	(0.34)	9.06	212,336	3.86	0.89	0.89	3.82	47
Year Ended March 31, 2013	8.83	0.43	0.21	0.64	(0.41)	—	—	(0.41)	9.06	99,040	7.39	0.85	0.85	4.85	70
Year Ended March 31, 2012	9.01	0.48	(0.22)	0.26	(0.44)	—	—	(0.44)	8.83	51,185	3.05	0.85	0.85	5.47	72
C Shares
Period Ended September 30, 2016^	8.33	0.18	0.33	0.51	(0.18)	—	—	(0.18)	8.66	53,636	6.19	1.53	1.53	4.23	39
Year Ended March 31, 2016	8.86	0.33	(0.54)	(0.21)	(0.32)	—	—	(0.32)	8.33	55,203	(2.37)	1.51	1.51	3.82	33
Year Ended March 31, 2015	9.07	0.31	(0.21)	0.10	(0.31)	—	—	(0.31)	8.86	64,445	1.16	1.50	1.50	3.46	29
Year Ended March 31, 2014	9.06	0.29	0.01	0.30	(0.29)	—	—	(0.29)	9.07	83,149	3.33	1.51	1.51	3.21	47
Year Ended March 31, 2013	8.83	0.38	0.20	0.58	(0.35)	—	—	(0.35)	9.06	40,493	6.69	1.51	1.51	4.22	70
Year Ended March 31, 2012	9.02	0.42	(0.23)	0.19	(0.38)	—	—	(0.38)	8.83	30,132	2.26	1.52	1.52	4.77	72
IS Shares
Period Ended September 30, 2016^	8.33	0.22	0.34	0.56	(0.23)	—	—	(0.23)	8.66	1,254,174	6.72	0.53	0.53	5.25	39
Year Ended March 31, 2016	8.86	0.41	(0.53)	(0.12)	(0.41)	—	—	(0.41)	8.33	1,127,337	(1.39)	0.51	0.51	4.83	33
Period Ended March 31, 2015(f)	8.74	0.07	0.12	0.19	(0.07)	—	—	(0.07)	8.86	12,629	2.15	0.47	0.47	5.08	29
Seix Georgia Tax-Exempt Bond Fund
I Shares
Period Ended September 30, 2016^	10.96	0.15	0.08	0.23	(0.15)	—	—	(0.15)	11.04	107,490	2.06	0.65	0.70	2.62	28
Year Ended March 31, 2016	10.86	0.27	0.10	0.37	(0.27)	—	—	(0.27)	10.96	107,691	3.50	0.65	0.68	2.52	41
Year Ended March 31, 2015	10.42	0.28	0.44	0.72	(0.28)	—	—	(0.28)	10.86	131,881	7.00	0.64	0.64	2.63	55
Year Ended March 31, 2014	10.78	0.31	(0.36)	(0.05)	(0.31)	—	—	(0.31)	10.42	120,835	(0.37)	0.57	0.57	3.01	67
Year Ended March 31, 2013	10.55	0.34	0.23	0.57	(0.34)	—	—	(0.34)	10.78	148,153	5.44	0.59	0.59	3.15	50
Year Ended March 31, 2012	9.73	0.36	0.82	1.18	(0.36)	—	—	(0.36)	10.55	145,803	12.33	0.62	0.62	3.55	57
A Shares
Period Ended September 30, 2016^	10.98	0.14	0.08	0.22	(0.14)	—	—	(0.14)	11.06	3,654	2.01	0.76	0.76	2.52	28
Year Ended March 31, 2016	10.88	0.26	0.10	0.36	(0.26)	—	—	(0.26)	10.98	3,621	3.40	0.75	0.75	2.43	41
Year Ended March 31, 2015	10.44	0.27	0.44	0.71	(0.27)	—	—	(0.27)	10.88	3,637	6.89	0.73	0.73	2.55	55
Year Ended March 31, 2014	10.80	0.30	(0.36)	(0.06)	(0.30)	—	—	(0.30)	10.44	4,139	(0.52)	0.72	0.72	2.87	67
Year Ended March 31, 2013	10.57	0.32	0.23	0.55	(0.32)	—	—	(0.32)	10.80	4,566	5.27	0.74	0.74	2.99	50
Year Ended March 31, 2012	9.75	0.35	0.82	1.17	(0.35)	—	—	(0.35)	10.57	4,280	12.14	0.77	0.77	3.39	57
See Notes to Financial Highlights.

Financial Highlights

RIDGEWORTH FUNDS   Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(b)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(c)	Ratio of Net Investment Income to Average Net Assets(c)	Portfolio Turnover Rate(d)
Seix High Grade Municipal Bond Fund
I Shares
Period Ended September 30, 2016^	$12.36	$0.13	$0.19	$0.32	$(0.13)	$—	$—	$(0.13)	$12.55	$96,566	2.57%	0.65%	0.70%	2.02%	118%
Year Ended March 31, 2016	12.29	0.27	0.19	0.46	(0.27)	—	(0.12)	(0.39)	12.36	99,803	3.85	0.65	0.69	2.21	171
Year Ended March 31, 2015	11.86	0.31	0.59	0.90	(0.31)	—	(0.16)	(0.47)	12.29	95,761	7.64	0.65	0.69	2.53	228
Year Ended March 31, 2014	12.10	0.34	(0.19)	0.15	(0.34)	—	(0.05)	(0.39)	11.86	47,737	1.40	0.65	0.68	2.90	227
Year Ended March 31, 2013	11.96	0.34	0.50	0.84	(0.34)	—	(0.36)	(0.70)	12.10	54,892	7.12	0.65	0.68	2.78	168
Year Ended March 31, 2012	10.92	0.38	1.07	1.45	(0.38)	—	(0.03)	(0.41)	11.96	42,963	13.43	0.64	0.66	3.29	218
A Shares
Period Ended September 30, 2016^	12.36	0.12	0.19	0.31	(0.12)	—	—	(0.12)	12.55	14,691	2.50	0.80	0.80	1.88	118
Year Ended March 31, 2016	12.29	0.25	0.19	0.44	(0.25)	—	(0.12)	(0.37)	12.36	13,996	3.70	0.79	0.79	2.07	171
Year Ended March 31, 2015	11.86	0.29	0.59	0.88	(0.29)	—	(0.16)	(0.45)	12.29	16,499	7.48	0.80	0.80	2.38	228
Year Ended March 31, 2014	12.11	0.32	(0.20)	0.12	(0.32)	—	(0.05)	(0.37)	11.86	8,967	1.16	0.80	0.82	2.75	227
Year Ended March 31, 2013	11.97	0.32	0.50	0.82	(0.32)	—	(0.36)	(0.68)	12.11	11,363	6.97	0.80	0.83	2.63	168
Year Ended March 31, 2012	10.92	0.36	1.08	1.44	(0.36)	—	(0.03)	(0.39)	11.97	8,155	13.36	0.79	0.81	3.15	218
Seix High Income Fund
I Shares
Period Ended September 30, 2016^	5.92	0.20	0.49	0.69	(0.20)	—	—	(0.20)	6.41	493,917	11.75	0.80	0.81	6.36	45
Year Ended March 31, 2016	6.67	0.40	(0.75)	(0.35)	(0.40)	—	—	(0.40)	5.92	546,793	(5.31)	0.79	0.79	6.34	77
Year Ended March 31, 2015	7.26	0.40	(0.38)	0.02	(0.40)	—	(0.21)	(0.61)	6.67	753,851	0.47	0.77	0.77	5.63	86
Year Ended March 31, 2014	7.32	0.43	0.11	0.54	(0.44)	—	(0.16)	(0.60)	7.26	783,072	7.68	0.77	0.77	6.00	110
Year Ended March 31, 2013	6.89	0.45	0.43	0.88	(0.45)	—	—	(0.45)	7.32	784,870	13.17	0.74	0.75	6.33	118
Year Ended March 31, 2012	7.29	0.51	(0.32)	0.19	(0.52)	—	(0.07)	(0.59)	6.89	576,626	3.04	0.71	0.71	7.37	148
A Shares
Period Ended September 30, 2016^	5.92	0.19	0.50	0.69	(0.19)	—	—	(0.19)	6.42	43,286	11.79	1.05	1.05	6.09	45
Year Ended March 31, 2016	6.68	0.38	(0.75)	(0.37)	(0.39)	—	—	(0.39)	5.92	43,433	(5.68)	1.03	1.03	6.08	77
Year Ended March 31, 2015	7.27	0.38	(0.38)	—	(0.38)	—	(0.21)	(0.59)	6.68	65,121	0.26	0.99	0.99	5.34	86
Year Ended March 31, 2014	7.32	0.42	0.11	0.53	(0.42)	—	(0.16)	(0.58)	7.27	157,360	7.60(g)	0.97	0.97	5.82	110
Year Ended March 31, 2013	6.90	0.43	0.42	0.85	(0.43)	—	—	(0.43)	7.32	119,006	12.72	0.99	0.99	6.09	118
Year Ended March 31, 2012	7.29	0.49	(0.31)	0.18	(0.50)	—	(0.07)	(0.57)	6.90	99,210	2.74	1.00	1.00	7.09	148
R Shares
Period Ended September 30, 2016^	5.92	0.18	0.49	0.67	(0.18)	—	—	(0.18)	6.41	14,790	11.51	1.24	1.24	5.92	45
Year Ended March 31, 2016	6.68	0.37	(0.76)	(0.39)	(0.37)	—	—	(0.37)	5.92	14,574	(5.87)	1.23	1.23	5.92	77
Year Ended March 31, 2015	7.27	0.37	(0.38)	(0.01)	(0.37)	—	(0.21)	(0.58)	6.68	20,887	0.05	1.21	1.21	5.20	86
Year Ended March 31, 2014	7.32	0.40	0.12	0.52	(0.41)	—	(0.16)	(0.57)	7.27	22,317	7.37	1.20	1.20	5.57	110
Year Ended March 31, 2013	6.89	0.41	0.43	0.84	(0.41)	—	—	(0.41)	7.32	23,956	12.61	1.23	1.23	5.85	118
Year Ended March 31, 2012	7.29	0.47	(0.33)	0.14	(0.47)	—	(0.07)	(0.54)	6.89	20,317	2.25	1.35	1.35	6.76	148
IS Shares
Period Ended September 30, 2016^	5.92	0.20	0.49	0.69	(0.20)	—	—	(0.20)	6.41	12,971	11.83	0.65	0.65	6.38	45
Year Ended March 31, 2016	6.68	0.40	(0.75)	(0.35)	(0.41)	—	—	(0.41)	5.92	1,117	(5.30)	0.63	0.63	6.27	77
Period Ended March 31, 2015(h)	7.22	0.28	(0.33)	(0.05)	(0.28)	—	(0.21)	(0.49)	6.68	3,455	(0.51)	0.63	0.63	5.99	86
See Notes to Financial Highlights.

Financial Highlights

RIDGEWORTH FUNDS   Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(b)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(c)	Ratio of Net Investment Income to Average Net Assets(c)	Portfolio Turnover Rate(d)
Seix High Yield Fund
I Shares
Period Ended September 30, 2016^	$7.80	$0.23	$0.51	$0.74	$(0.23)	$—	$—	$(0.23)	$8.31	$579,638	9.63%	0.64%	0.64%	5.74%	44%
Year Ended March 31, 2016	8.73	0.47	(0.92)	(0.45)	(0.48)	—	—	(0.48)	7.80	523,206	(5.23)	0.61	0.61	5.71	76
Year Ended March 31, 2015	9.95	0.54	(0.43)	0.11	(0.54)	—	(0.79)	(1.33)	8.73	695,060	1.53	0.58	0.58	5.63	72
Year Ended March 31, 2014	10.26	0.58	0.06	0.64	(0.59)	—	(0.36)	(0.95)	9.95	1,211,146	6.65	0.55	0.55	5.79	89
Year Ended March 31, 2013	9.69	0.64	0.56	1.20	(0.63)	—	—	(0.63)	10.26	1,792,768	12.80	0.54	0.54	6.41	79
Year Ended March 31, 2012	10.07	0.70	(0.38)	0.32	(0.70)	—	—	(0.70)	9.69	2,123,625	3.44	0.54	0.54	7.27	83
A Shares
Period Ended September 30, 2016^	7.61	0.22	0.49	0.71	(0.22)	—	—	(0.22)	8.10	5,098	9.42	0.82	0.82	5.58	44
Year Ended March 31, 2016	8.51	0.44	(0.89)	(0.45)	(0.45)	—	—	(0.45)	7.61	7,463	(5.36)	0.84	0.84	5.48	76
Year Ended March 31, 2015	9.72	0.51	(0.43)	0.08	(0.50)	—	(0.79)	(1.29)	8.51	8,110	1.24	0.87	0.87	5.31	72
Year Ended March 31, 2014	10.03	0.55	0.05	0.60	(0.55)	—	(0.36)	(0.91)	9.72	69,921	6.39	0.81	0.81	5.57	89
Year Ended March 31, 2013	9.47	0.59	0.56	1.15	(0.59)	—	—	(0.59)	10.03	72,703	12.56	0.79	0.79	6.09	79
Year Ended March 31, 2012	9.84	0.65	(0.36)	0.29	(0.66)	—	—	(0.66)	9.47	38,016	3.21	0.78	0.78	6.91	83
R Shares
Period Ended September 30, 2016^	7.80	0.22	0.51	0.73	(0.22)	—	—	(0.22)	8.31	136	9.40	1.05	1.05	5.34	44
Year Ended March 31, 2016	8.72	0.44	(0.91)	(0.47)	(0.45)	—	—	(0.45)	7.80	573	(5.52)	1.04	1.04	5.29	76
Year Ended March 31, 2015	9.94	0.49	(0.42)	0.07	(0.50)	—	(0.79)	(1.29)	8.72	782	1.05	1.04	1.04	5.18	72
Year Ended March 31, 2014	10.26	0.53	0.05	0.58	(0.54)	—	(0.36)	(0.90)	9.94	1,237	6.04	1.04	1.04	5.31	89
Year Ended March 31, 2013	9.68	0.59	0.57	1.16	(0.58)	—	—	(0.58)	10.26	2,385	12.36	1.03	1.03	5.92	79
Year Ended March 31, 2012	10.07	0.65	(0.40)	0.25	(0.64)	—	—	(0.64)	9.68	2,427	2.69	1.18	1.18	6.68	83
IS Shares(i)
Period Ended September 30, 2016^	8.17	0.11	0.11	0.22	(0.08)	—	—	(0.08)	8.31	8,141	2.67	0.54	0.54	5.66	44
Seix Investment Grade Tax-Exempt Bond Fund
I Shares
Period Ended September 30, 2016^	12.22	0.14	0.08	0.22	(0.14)	—	—	(0.14)	12.30	638,213	1.76	0.65	0.69	2.18	65
Year Ended March 31, 2016	12.29	0.28	0.07	0.35	(0.28)	—	(0.14)	(0.42)	12.22	629,435	2.96	0.65	0.68	2.32	139
Year Ended March 31, 2015	12.13	0.31	0.32	0.63	(0.31)	—	(0.16)	(0.47)	12.29	657,851	5.25	0.65	0.68	2.53	144
Year Ended March 31, 2014	12.45	0.28	(0.23)	0.05	(0.28)	—	(0.09)	(0.37)	12.13	643,828	0.48	0.64	0.64	2.29	104
Year Ended March 31, 2013	12.49	0.25	0.35	0.60	(0.25)	—	(0.39)	(0.64)	12.45	982,171	4.87	0.62	0.63	1.98	151
Year Ended March 31, 2012	11.65	0.29	0.93	1.22	(0.29)	—	(0.09)	(0.38)	12.49	950,629	10.62	0.61	0.61	2.38	199
A Shares
Period Ended September 30, 2016^	12.24	0.13	0.08	0.21	(0.13)	—	—	(0.13)	12.32	23,240	1.68	0.80	0.92	2.03	65
Year Ended March 31, 2016	12.30	0.26	0.08	0.34	(0.26)	—	(0.14)	(0.40)	12.24	24,861	2.89	0.80	0.93	2.17	139
Year Ended March 31, 2015	12.14	0.29	0.32	0.61	(0.29)	—	(0.16)	(0.45)	12.30	29,439	5.09	0.80	0.91	2.37	144
Year Ended March 31, 2014	12.47	0.26	(0.24)	0.02	(0.26)	—	(0.09)	(0.35)	12.14	30,100	0.23	0.80	0.90	2.13	104
Year Ended March 31, 2013	12.50	0.23	0.36	0.59	(0.23)	—	(0.39)	(0.62)	12.47	36,958	4.75	0.82	0.87	1.78	151
Year Ended March 31, 2012	11.66	0.26	0.93	1.19	(0.26)	—	(0.09)	(0.35)	12.50	37,840	10.33	0.87	0.87	2.12	199
Seix Limited Duration Fund
I Shares
Period Ended September 30, 2016^	9.83	0.03	0.09	0.12	(0.03)	—	—	(0.03)	9.92	6,711	1.17	0.35	0.45	0.57	63
Year Ended March 31, 2016	9.83	0.03	—(j)	0.03	(0.03)	—	—	(0.03)	9.83	6,649	0.26	0.35	0.47	0.29	50
Year Ended March 31, 2015	9.83	0.02	—(j)	0.02	(0.02)	—	—	(0.02)	9.83	6,650	0.18	0.34	0.46	0.21	45
Year Ended March 31, 2014	9.83	0.03	(0.01)	0.02	(0.02)	—	—	(0.02)	9.83	6,650	0.21	0.32	0.43	0.27	104
Year Ended March 31, 2013	9.76	0.05	0.06	0.11	(0.04)	—	—	(0.04)	9.83	9,357	1.08	0.30	0.33	0.50	56
Year Ended March 31, 2012	9.76	0.07	(0.01)	0.06	(0.06)	—	—	(0.06)	9.76	16,002	0.58	0.28	0.28	0.68	58
See Notes to Financial Highlights.

Financial Highlights

RIDGEWORTH FUNDS   Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(b)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(c)	Ratio of Net Investment Income to Average Net Assets(c)	Portfolio Turnover Rate(d)
Seix North Carolina Tax-Exempt Bond Fund
I Shares
Period Ended September 30, 2016^	$10.53	$0.12	$0.09	$0.21	$(0.12)	$—	$—	$(0.12)	$10.62	$26,970	2.00%	0.65%	0.74%	2.26%	34%
Year Ended March 31, 2016	10.49	0.24	0.11	0.35	(0.24)	—	(0.07)	(0.31)	10.53	28,576	3.39	0.65	0.73	2.31	42
Year Ended March 31, 2015	10.06	0.25	0.43	0.68	(0.25)	—	—	(0.25)	10.49	37,190	6.80	0.65	0.69	2.40	51
Year Ended March 31, 2014	10.68	0.26	(0.31)	(0.05)	(0.27)	—	(0.30)	(0.57)	10.06	37,311	(0.38)	0.61	0.61	2.59	77
Year Ended March 31, 2013	10.47	0.30	0.21	0.51	(0.30)	—	—	(0.30)	10.68	50,991	4.88	0.62	0.62	2.79	79
Year Ended March 31, 2012	9.70	0.33	0.77	1.10	(0.33)	—	—	(0.33)	10.47	50,412	11.51	0.67	0.67	3.27	39
A Shares
Period Ended September 30, 2016^	10.50	0.11	0.09	0.20	(0.11)	—	—	(0.11)	10.59	2,682	1.93	0.80	0.84	2.02	34
Year Ended March 31, 2016	10.46	0.22	0.12	0.34	(0.23)	—	(0.07)	(0.30)	10.50	492	3.23	0.80	0.81	2.15	42
Year Ended March 31, 2015	10.04	0.23	0.42	0.65	(0.23)	—	—	(0.23)	10.46	795	6.56	0.79	0.79	2.27	51
Year Ended March 31, 2014	10.65	0.25	(0.31)	(0.06)	(0.25)	—	(0.30)	(0.55)	10.04	861	(0.45)	0.77	0.77	2.44	77
Year Ended March 31, 2013	10.45	0.28	0.20	0.48	(0.28)	—	—	(0.28)	10.65	910	4.63	0.77	0.77	2.60	79
Year Ended March 31, 2012	9.67	0.32	0.78	1.10	(0.32)	—	—	(0.32)	10.45	633	11.47	0.82	0.82	3.11	39
Seix Short-Term Bond Fund
I Shares
Period Ended September 30, 2016^	9.98	0.04	0.01	0.05	(0.04)	—	—	(0.04)	9.99	52,257	0.51	0.60	0.69	0.74	56
Year Ended March 31, 2016	9.98	0.06	0.01	0.07	(0.07)	—	—	(0.07)	9.98	49,749	0.68	0.60	0.68	0.58	87
Year Ended March 31, 2015	9.95	0.05	0.04	0.09	(0.06)	—	—	(0.06)	9.98	50,689	0.93	0.60	0.67	0.52	199
Year Ended March 31, 2014	10.00	0.12	(0.05)	0.07	(0.12)	—	—	(0.12)	9.95	38,400	0.75	0.58	0.58	1.22	79
Year Ended March 31, 2013	9.99	0.15	0.01	0.16	(0.15)	—	—	(0.15)	10.00	78,383	1.65	0.48	0.48	1.51	128
Year Ended March 31, 2012	9.95	0.20	0.06	0.26	(0.22)	—	—	(0.22)	9.99	310,854	2.60	0.48	0.48	2.00	86
A Shares
Period Ended September 30, 2016^	10.01	0.03	0.01	0.04	(0.03)	—	—	(0.03)	10.02	2,027	0.40	0.80	0.82	0.54	56
Year Ended March 31, 2016	10.00	0.04	0.02	0.06	(0.05)	—	—	(0.05)	10.01	2,104	0.58	0.80	0.81	0.38	87
Year Ended March 31, 2015	9.98	0.04	0.02	0.06	(0.04)	—	—	(0.04)	10.00	2,316	0.63	0.80	0.81	0.37	199
Year Ended March 31, 2014	10.03	0.10	(0.05)	0.05	(0.10)	—	—	(0.10)	9.98	2,748	0.54	0.78	0.80	1.00	79
Year Ended March 31, 2013	10.02	0.13	0.01	0.14	(0.13)	—	—	(0.13)	10.03	2,069	1.40	0.73	0.74	1.27	128
Year Ended March 31, 2012	9.98	0.17	0.06	0.23	(0.19)	—	—	(0.19)	10.02	2,478	2.32	0.76	0.76	1.75	86
C Shares
Period Ended September 30.2016^	10.00	—(j)	0.02	0.02	—	—	—	—	10.02	1,620	0.20	1.41	1.58	(0.06)	56
Year Ended March 31, 2016	10.00	(0.01)	0.01	—	—(j)	—	—	—(j)	10.00	1,742	—	1.29	1.58	(0.10)	87
Year Ended March 31, 2015	9.97	(0.01)	0.04	0.03	—(j)	—	—	—(j)	10.00	1,730	0.31	1.22	1.58	(0.06)	199
Year Ended March 31, 2014	10.02	0.02	(0.04)	(0.02)	(0.03)	—	—	(0.03)	9.97	1,899	(0.24)	1.56	1.56	0.23	79
Year Ended March 31, 2013	10.01	0.05	0.01	0.06	(0.05)	—	—	(0.05)	10.02	2,425	0.65	1.48	1.48	0.52	128
Year Ended March 31, 2012	9.98	0.10	0.05	0.15	(0.12)	—	—	(0.12)	10.01	3,009	1.48	1.48	1.48	1.01	86
Seix Short-Term Municipal Bond Fund
I Shares
Period Ended September 30, 2016^	9.98	0.03	—(j)	0.03	(0.03)	—	—	(0.03)	9.98	29,278	0.33	0.48	0.65	0.65	37
Year Ended March 31, 2016	10.00	0.04	—(j)	0.04	(0.04)	—	(0.02)	(0.06)	9.98	32,184	0.41	0.51	0.62	0.41	82
Year Ended March 31, 2015	9.99	0.04	0.08	0.12	(0.04)	—	(0.07)	(0.11)	10.00	38,669	1.21	0.55	0.62	0.42	148
Year Ended March 31, 2014	10.01	0.02	0.01	0.03	(0.02)	—	(0.03)	(0.05)	9.99	30,852	0.37	0.54	0.71	0.21	260
Year Ended March 31, 2013	10.73	0.05	0.27	0.32	(0.06)	—	(0.98)	(1.04)	10.01	11,121	3.01	0.58	0.91	0.52	199
Year Ended March 31, 2012	10.16	0.32	0.70	1.02	(0.31)	—	(0.14)	(0.45)	10.73	5,956	10.16	0.67	0.77	3.00	27
See Notes to Financial Highlights.

Financial Highlights

RIDGEWORTH FUNDS   Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments		Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(b)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(c)	Ratio of Net Investment Income to Average Net Assets(c)	Portfolio Turnover Rate(d)
A Shares
Period Ended September 30, 2016^	$9.98	$0.02	$	—(j)	$0.02	$(0.02)	$—	$—	$(0.02)	$9.98	$4,262	0.23%	0.68%	0.74%	0.43%	37%
Year Ended March 31, 2016	10.00	0.02		—(j)	0.02	(0.02)	—	(0.02)	(0.04)	9.98	7,354	0.23	0.67	0.72	0.24	82
Year Ended March 31, 2015	9.99	0.03		0.08	0.11	(0.03)	—	(0.07)	(0.10)	10.00	3,863	1.06	0.70	0.75	0.26	148
Year Ended March 31, 2014	10.01	0.01		0.01	0.02	(0.01)	—	(0.03)	(0.04)	9.99	5,900	0.25	0.65	0.82	0.10	260
Year Ended March 31, 2013	10.73	0.04		0.26	0.30	(0.04)	—	(0.98)	(1.02)	10.01	3,694	2.86	0.73	1.04	0.39	199
Year Ended March 31, 2012	10.16	0.29		0.71	1.00	(0.29)	—	(0.14)	(0.43)	10.73	3.445	10.00	0.82	0.97	2.77	27
Seix Total Return Bond Fund
I Shares
Period Ended September 30, 2016^	10.67	0.10		0.23	0.33	(0.11)	—	—	(0.11)	10.89	870,768	3.22	0.46	0.46	1.91	130
Year Ended March 31, 2016	10.75	0.19		(0.05)	0.14	(0.21)	—	(0.01)	(0.22)	10.67	971,159	1.35(g)	0.45	0.45	1.82	181
Year Ended March 31, 2015	10.43	0.23		0.34	0.57	(0.25)	—	—	(0.25)	10.75	972,117	5.47	0.44	0.44	2.17	173
Year Ended March 31, 2014	10.79	0.22		(0.26)	(0.04)	(0.22)	—	(0.10)	(0.32)	10.43	1,022,101	(0.31)	0.41	0.41	2.12	217
Year Ended March 31, 2013	10.77	0.18		0.25	0.43	(0.21)	—	(0.20)	(0.41)	10.79	1,204,228	4.01	0.39	0.40	1.69	139
Year Ended March 31, 2012	10.40	0.25		0.73	0.98	(0.36)	—	(0.25)	(0.61)	10.77	996,213	9.62	0.37	0.37	2.30	170
A Shares
Period Ended September 30, 2016^	11.02	0.09		0.24	0.33	(0.10)	—	—	(0.10)	11.25	31,576	2.98	0.71	0.71	1.65	130
Year Ended March 31, 2016	11.11	0.17		(0.06)	0.11	(0.19)	—	(0.01)	(0.20)	11.02	32,366	1.02	0.71	0.71	1.55	181
Year Ended March 31, 2015	10.77	0.21		0.35	0.56	(0.22)	—	—	(0.22)	11.11	43,401	5.28	0.71	0.71	1.90	173
Year Ended March 31, 2014	11.15	0.20		(0.28)	(0.08)	(0.20)	—	(0.10)	(0.30)	10.77	41,134	(0.70)	0.70	0.70	1.82	217
Year Ended March 31, 2013	11.12	0.16		0.25	0.41	(0.18)	—	(0.20)	(0.38)	11.15	50,279	3.76	0.66	0.68	1.42	139
Year Ended March 31, 2012	10.73	0.22		0.76	0.98	(0.34)	—	(0.25)	(0.59)	11.12	44,359	9.31	0.65	0.65	1.95	170
R Shares
Period Ended September 30, 2016^	10.67	0.07		0.23	0.30	(0.08)	—	—	(0.08)	10.89	47,401	2.77	1.07	1.07	1.29	130
Year Ended March 31, 2016	10.75	0.13		(0.05)	0.08	(0.15)	—	(0.01)	(0.16)	10.67	50,402	0.74	1.06	1.06	1.21	181
Year Ended March 31, 2015	10.43	0.17		0.33	0.50	(0.18)	—	—	(0.18)	10.75	64,539	4.83	1.05	1.06	1.56	173
Year Ended March 31, 2014	10.80	0.16		(0.27)	(0.11)	(0.16)	—	(0.10)	(0.26)	10.43	72,556	(1.02)	1.03	1.07	1.52	217
Year Ended March 31, 2013	10.78	0.12		0.25	0.37	(0.15)	—	(0.20)	(0.35)	10.80	72,697	3.34	0.96	1.05	1.11	139
Year Ended March 31, 2012	10.40	0.18		0.76	0.94	(0.31)	—	(0.25)	(0.56)	10.78	20,315	9.15	0.90	0.90	1.63	170
IS Shares
Period Ended September 30, 2016^	10.67	0.11		0.23	0.34	(0.12)	—	—	(0.12)	10.89	52,887	3.16	0.32	0.32	2.04	130
Year Ended March 31, 2016	10.75	0.21		(0.06)	0.15	(0.22)	—	(0.01)	(0.23)	10.67	56,133	1.49	0.31	0.31	1.95	181
Period Ended March 31, 2015(h)	10.56	0.16		0.20	0.36	(0.17)	—	—	(0.17)	10.75	71,520	3.39	0.31	0.31	2.20	173
Seix U.S. Government Securities Ultra-Short Bond Fund
I Shares
Period Ended September 30, 2016^	10.03	0.03		0.02	0.05	(0.05)	—	—	(0.05)	10.03	1,571,076	0.47	0.41	0.41	0.62	42
Year Ended March 31, 2016	10.12	0.06		(0.07)	(0.01)	(0.08)	—	—	(0.08)	10.03	1,557,899	(0.11)	0.41	0.41	0.57	52
Year Ended March 31, 2015	10.12	0.06		0.02	0.08	(0.08)	—	—	(0.08)	10.12	1,665,888	0.77	0.39	0.39	0.55	34
Year Ended March 31, 2014	10.17	0.03		(0.02)	0.01	(0.06)	—	—	(0.06)	10.12	1,993,215	0.13	0.38	0.38	0.31	36
Year Ended March 31, 2013	10.14	0.03		0.08	0.11	(0.08)	—	—	(0.08)	10.17	2,331,913	1.10	0.36	0.36	0.29	137
Year Ended March 31, 2012	10.07	0.06		0.12	0.18	(0.11)	—	—	(0.11)	10.14	2,033,765	1.76	0.36	0.36	0.55	70
IS Shares(i)
Period Ended September 30, 2016^	10.03	0.03		—(j)	0.03	(0.02)	—	—	(0.02)	10.04	4,636	0.28	0.26	0.26	1.52	42
See Notes to Financial Highlights.

Financial Highlights

RIDGEWORTH FUNDS   Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(b)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(c)	Ratio of Net Investment Income to Average Net Assets(c)	Portfolio Turnover Rate(d)
Sebc U.S. Mortgage Fund
I Shares
Period Ended September 30, 2016^ .	$11.33	$0.03	$0.14	$0.17	$(0.10)	$—	$—	$(0.10)	$11.40	$23,710	1.49%	0.70%	0.81%	0.57%	79%
Year Ended March 31, 2016	11.32	0.12	0.09	0.21	(0.20)	—	—	(0.20)	11.33	25,068	1.84	0.70	0.86	1.03	223
Year Ended March 31, 2015	10.90	0.19	0.48	0.67	(0.25)	—	—	(0.25)	11.32	3,650	6.16	0.69	1.26	1.75	165
Year Ended March 31, 2014	11.16	0.12	(0.16)	(0.04)	(0.22)	—	—	(0.22)	10.90	3,692	(0.38)	0.66	1.10	1.08	236
Year Ended March 31, 2013	11.09	0.04	0.21	0.25	(0.18)	—	—	(0.18)	11.16	8,851	2.26	0.66	0.85	0.37	163
Year Ended March 31, 2012	10.59	0.12	0.62	0.74	(0.24)	—	—	(0.24)	11.09	24,688	7.01	0.66	0.72	1.06	299
A Shares
Period Ended September 30, 2016^	11.31	0.02	0.14	0.16	(0.09)	—	—	(0.09)	11.38	7,397	1.39	0.90	0.97	0.37	79
Year Ended March 31, 2016	11.29	0.08	0.11	0.19	(0.17)	—	—	(0.17)	11.31	6,560	1.72	0.90	1.10	0.76	223
Year Ended March 31, 2015	10.88	0.16	0.47	0.63	(0.22)	—	—	(0.22)	11.29	5,201	5.86	0.89	1.43	1.45	165
Year Ended March 31, 2014	11.14	0.11	(0.18)	(0.07)	(0.19)	—	—	(0.19)	10.88	1,721	(0.58)	0.86	1.27	1.02	236
Year Ended March 31, 2013	11.07	0.02	0.21	0.23	(0.16)	—	—	(0.16)	11.14	2,271	2.06	0.86	1.05	0.15	163
Year Ended March 31, 2012	10.57	0.09	0.62	0.71	(0.21)	—	—	(0.21)	11.07	6,279	6.81	0.86	0.93	0.78	299
C Shares
Period Ended September 30, 2016^	11.33	(0.02)	0.13	0.11	(0.04)	—	—	(0.04)	11.40	4,952	1.00	1.65	1.67	(0.38)	79
Year Ended March 31, 2016	11.32	—(j)	0.10	0.10	(0.09)	—	—	(0.09)	11.33	5,478	0.88	1.65	1.79	0.01	223
Year Ended March 31, 2015	10.90	0.09	0.47	0.56	(0.14)	—	—	(0.14)	11.32	3,989	5.15	1.65	2.15	0.79	165
Year Ended March 31, 2014	11.16	0.03	(0.18)	(0.15)	(0.11)	—	—	(0.11)	10.90	4,780	(1.36)	1.66	2.04	0.23	236
Year Ended March 31, 2013	11.09	(0.07)	0.21	0.14	(0.07)	—	—	(0.07)	11.16	6,039	1.25	1.66	1.84	(0.65)	163
Year Ended March 31, 2012	10.59	0.01	0.62	0.63	(0.13)	—	—	(0.13)	11.09	7,376	5.94	1.66	1.71	0.06	299
Seix Ultra-Short Bond Fund
I Shares
Period Ended September 30, 2016^	9.93	0.05	0.03	0.08	(0.05)	—	—	(0.05)	9.96	88,551	0.84	0.40	0.40	0.98	52
Year Ended March 31, 2016	9.97	0.08	(0.04)	0.04	(0.08)	—	—	(0.08)	9.93	104,950	0.42	0.38	0.38	0.77	59
Year Ended March 31, 2015	9.98	0.06	—(j)	0.06	(0.07)	—	—	(0.07)	9.97	142,680	0.55	0.37	0.37	0.57	54
Year Ended March 31, 2014	9.98	0.07	0.01	0.08	(0.08)	—	—	(0.08)	9.98	122,053	0.76	0.35	0.35	0.65	134
Year Ended March 31, 2013	9.95	0.10	0.04	0.14	(0.11)	—	—	(0.11)	9.98	109,224	1.39	0.33	0.33	0.98	127
Year Ended March 31, 2012	9.93	0.10	0.03	0.13	(0.11)	—	—	(0.11)	9.95	112,617	1.34	0.34	0.34	0.99	97
Seix Virginia Intermediate Municipal Bond Fund
I Shares
Period Ended September 30, 2016^	10.06	0.12	0.04	0.16	(0.12)	—	—	(0.12)	10.10	64,839	1.61	0.65	0.71	2.39	22
Year Ended March 31, 2016	10.24	0.24	0.08	0.32	(0.24)	—	(0.26)	(0.50)	10.06	64,653	3.30	0.65	0.68	2.38	48
Year Ended March 31, 2015	10.12	0.25	0.21	0.46	(0.25)	—	(0.09)	(0.34)	10.24	119,103	4.54	0.65	0.65	2.42	59
Year Ended March 31, 2014	10.54	0.29	(0.32)	(0.03)	(0.29)	—	(0.10)	(0.39)	10.12	120,600	(0.20)	0.58	0.58	2.83	65
Year Ended March 31, 2013	10.63	0.31	0.08	0.39	(0.31)	—	(0.17)	(0.48)	10.54	144,889	3.70	0.59	0.59	2.93	33
Year Ended March 31, 2012	10.21	0.33	0.53	0.86	(0.33)	—	(0.11)	(0.44)	10.63	147,599	8.55	0.63	0.63	3.12	23
A Shares
Period Ended September 30, 2016^	10.06	0.11	0.03	0.14	(0.11)	—	—	(0.11)	10.09	4,371	1.44	0.79	0.79	2.25	22
Year Ended March 31, 2016	10.23	0.23	0.09	0.32	(0.23)	—	(0.26)	(0.49)	10.06	4,365	3.29	0.76	0.76	2.29	48
Year Ended March 31, 2015	10.11	0.24	0.21	0.45	(0.24)	—	(0.09)	(0.33)	10.23	5,152	4.45	0.74	0.74	2.34	59
Year Ended March 31, 2014	10.53	0.27	(0.32)	(0.05)	(0.27)	—	(0.10)	(0.37)	10.11	7,668	(0.35)	0.73	0.73	2.67	65
Year Ended March 31, 2013	10.63	0.30	0.07	0.37	(0.30)	—	(0.17)	(0.47)	10.53	10,996	3.45	0.74	0.74	2.78	33
Year Ended March 31, 2012	10.21	0.31	0.53	0.84	(0.31)	—	(0.11)	(0.42)	10.63	12,509	8.38	0.78	0.78	2.97	23
See Notes to Financial Highlights.

NOTES TO FINANCIAL HIGHLIGHTS
^
Unaudited.

(a)
Per share data calculated using average shares outstanding method.

(b)
Total return excludes sales charge. Not annualized for periods less than one year.

(c)
Annualized for periods less than one year.

(d)
Not annualized for periods less than one year.

(e)
IS Shares commenced operations on August 3, 2015.

(f)
IS Shares commenced operations on February 2, 2015.

(g)
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the management’s discussion of Fund performance.

(h)
IS Shares commenced operations on August 1, 2014.

(i)
IS Shares commenced operations on August 1, 2016.

(j)
Rounds to less than $0.005 per share.

See Notes to Financial Highlights.

STATEMENT OF ADDITIONAL INFORMATION
February ___, 2017
Acquisition of the property and assets and assumption of liabilities of
RidgeWorth Ceredex Large Cap Value Equity Fund
RidgeWorth Ceredex Mid-Cap Value Equity Fund
RidgeWorth Ceredex Small Cap Value Equity Fund
RidgeWorth Silvant Large Cap Growth Stock Fund
RidgeWorth Silvant Small Cap Growth Stock Fund
RidgeWorth Innovative Growth Stock Fund
RidgeWorth International Equity Fund
RidgeWorth Seix Core Bond Fund
RidgeWorth Seix Corporate Bond Fund
RidgeWorth Seix Total Return Bond Fund
RidgeWorth Seix U.S. Mortgage Fund
RidgeWorth Seix Limited Duration Fund
RidgeWorth Seix Short-Term Bond Fund
RidgeWorth Seix U.S. Government Securities Ultra-Short Bond Fund
RidgeWorth Seix Ultra-Short Bond Fund
RidgeWorth Seix Floating Rate High Income Fund
RidgeWorth Seix High Income Fund
RidgeWorth Seix High Yield Fund
RidgeWorth Seix Georgia Tax-Exempt Bond Fund
RidgeWorth Seix High Grade Municipal Bond Fund
RidgeWorth Seix Investment Grade Tax-Exempt Bond Fund
RidgeWorth Seix North Carolina Tax-Exempt Bond Fund
RidgeWorth Seix Short-Term Municipal Bond Fund
RidgeWorth Seix Virginia Intermediate Municipal Bond Fund
RidgeWorth Conservative Allocation Strategy
RidgeWorth Growth Allocation Strategy
RidgeWorth Moderate Allocation Strategy

each a series of RIDGEWORTH FUNDS
P.O. Box 8053
Boston, MA 02226-8053
1-888-784-3863
In exchange for shares of the corresponding shares of
Virtus Ceredex Large-Cap Value Equity Fund
Virtus Ceredex Mid-Cap Value Equity Fund
Virtus Ceredex Small-Cap Value Equity Fund
Virtus Silvant Large-Cap Growth Stock Fund
Virtus Silvant Small-Cap Growth Stock Fund
Virtus Zevenbergen Innovative Growth Stock Fund
Virtus WCM International Equity Fund
Virtus Seix Core Bond Fund
Virtus Seix Corporate Bond Fund
Virtus Seix Total Return Bond Fund
Virtus Seix U.S. Mortgage Fund
Virtus Seix Limited Duration Fund
Virtus Seix Short-Term Bond Fund
Virtus Seix U.S. Government Securities Ultra-Short Bond Fund
Virtus Seix Ultra-Short Bond Fund
Virtus Seix Floating Rate High Income Fund
Virtus Seix High Income Fund
Virtus Seix High Yield Fund
Virtus Seix Georgia Tax-Exempt Bond Fund
Virtus Seix High Grade Municipal Bond Fund
Virtus Seix Investment Grade Tax-Exempt Bond Fund
Virtus Seix North Carolina Tax-Exempt Bond Fund
Virtus Seix Short-Term Municipal Bond Fund
Virtus Seix Virginia Intermediate Municipal Bond Fund
Virtus Conservative Allocation Strategy Fund
Virtus Growth Allocation Strategy Fund
Virtus Growth Allocation Strategy Fund

each a series of VIRTUS ASSET TRUST
c/o VP Distributers, LLC
101 Munson Street
Greenfield, MA 01301
1-800-243-1574
This Statement of Additional Information (“SAI”), dated February ____, 2017 is not a prospectus. A combined prospectus/proxy statement dated February ____, 2017 related to the above-referenced matter (a “Prospectus /Proxy Statement”) may be obtained from Virtus Asset Trust on behalf of each of the series of Virtus Asset Trust listed above (each a “Fund” and collectively, the “Funds”), by writing or calling Virtus Asset Trust at the address and telephone number shown above.

i

OVERVIEW OF THE TRANSACTION
Virtus Asset Trust (the “Trust”) was organized as a Delaware statutory trust on May 24, 1996. The Trust is an open-end management investment company. The Trust currently consists of 26 series. This SAI relates to the shares of 26 Funds and their respective classes. These Funds have been newly formed for the purposes of completing the reorganizations (“Reorganizations”) with the 27 corresponding series of RidgeWorth Funds, a registered investment company (each such series, a “Predecessor Fund”).
The Funds, which have no assets or liabilities, will commence operations upon the completion of the Reorganizations. Upon completion of the Reorganizations, the Class A, Class C, Class R, Class I and Class IS shares of the Funds, as applicable, will assume the performance, financial and other historical information of the A Shares, C Shares, R Shares, I Shares and IS Shares shares of the Predecessor Funds, respectively. Information presented for periods prior to the date of this SAI reflects, where applicable, the historical information of the Predecessor Funds.
Much of the information contained in this SAI expands on subjects discussed in the Prospectus/Proxy Statement.
Capitalized terms not defined herein are used as defined in the Prospectus/Proxy Statement. No investment in shares of a Fund should be made without first reading the Prospectus/Proxy Statement.
DOCUMENTS INCORPORATED BY REFERENCE
The following documents are incorporated by referenced into this SAI:
•
The Statement of Additional Information of the Predecessor Funds, dated August 1, 2016 (File No. 811-06557; SEC Accession No. 0001193125-16-662668), as supplemented through the date of the Prospectus/Proxy Statement. Additional copies of the foregoing Statement of Additional Information of the Predecessor Funds may be obtained by writing or calling RidgeWorth Funds at the address and telephone number shown above.

•
The Annual Report of the Predecessor Funds, dated March 31, 2016 (File No. 811-06552; SEC Accession No. 0001193125-16-612298).

•
The Semi-annual Report of the Predecessor Funds, dated September 30, 2016 (File No. 811-06557; SEC Accession No. 0001193125-16-778995).

PRO FORMA FINANCIAL INFORMATION
With the exception of the Reorganizations involving RidgeWorth Growth Allocation Strategy, RidgeWorth Moderate Allocation Strategy and Virtus Growth Allocation Strategy Fund, this Statement of Additional Information does not contain financial statements or pro forma financial statements for the Funds because the Funds will not commence operations until the consummation of the Reorganizations, at which time each Fund will assume the performance, financial and other historical information of its corresponding Predecessor Fund. In each Reorganization, the applicable Predecessor Fund will be the accounting survivor.
RidgeWorth Growth Allocation Strategy and RidgeWorth Moderate Allocation Strategy into the Virtus Growth Allocation Strategy Fund
Pro Forma Financial Information for the Period October 1, 2015 – September 30, 2016.
The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. These pro forma numbers have been estimated in good faith based on information regarding RidgeWorth Moderate Allocation Strategy (the “Moderate Acquired Fund”) and RidgeWorth Growth Allocation Strategy (the “Growth Acquired Fund” and collectively with the Moderate Acquired Fund, the “Acquired Funds”) as of September 30, 2016, using the fees and expenses information based on the six months ended September 30, 2016, for the Acquired Funds. The unaudited pro forma information provided herein should be read in conjunction with the semi-annual report of the Moderate Acquired Fund and the Growth Acquired Fund dated September 30, 2016 which is on file with the SEC and are available at no charge. The pro forma financial information contemplates that the Acquired Funds are reorganized into Virtus Growth Allocation Strategy Fund (the “Acquiring Fund” and collectively with the Acquired Funds, the “Combined Fund”), which is a newly organized shell fund with no assets and liabilities, which will commence investment operations upon completion of the Reorganizations. The unaudited pro forma financial information is intended to present ratios and supplemental data as if the Reorganization had been consummated at October 1, 2015.

As of September 30, 2016, the net assets of  (i) the Moderate Acquired Fund were $57,038,818, (ii) the  Growth Acquired Fund were $41,747,320 and (iii) Acquiring Fund were $0. The net assets of the Combined Fund as of September 30, 2016, would have been $98,786,138 on a pro forma basis. The Acquiring Fund after the Reorganization’s net asset value per share, assumes the increase of shares of the Acquiring Fund at September 30, 2016, in connection with the proposed Reorganization. The amount of increased shares was calculated based on the net assets, as of September 30, 2016, of the Acquired Funds of $68,436,206, $16,998,354 and $13,351,578 for I Shares, A Shares and C Shares, respectively, and the net asset value of the Growth Acquired Fund of  $10.66, $10.60 and $10.32 for I Shares, A Shares and C Shares, respectively. On a pro forma basis, shares of the Acquiring Fund would have been increased by 6,419,860, 1,603,861 and 1,293,708 for I Shares, A Shares and C Shares, respectively in exchange for I Shares, A Shares and C Shares of the Acquired Fund.
The proposed Reorganization would result in no change in the investment advisory fees charged, a decrease in advisory waiver/reimbursement of  $2,055 and a decrease in other operating expenses (including custody fees and audit fees) of  $116,854 on a pro forma basis for the twelve months ended September 30, 2016.
The Moderate Acquired Fund’s net annual portfolio operating expenses were 0.50%, 0.70% and 1.30% for I Shares, A Shares and C Shares, respectively, as of September 30, 2016. The Growth Acquired Fund’s net annual portfolio operating expenses were 0.50%, 0.70% and 1.30% for I Shares, A Shares and C Shares, respectively, as of September 30, 2016. As a result of the Reorganization, the Acquiring Fund’s pro forma operating expenses are expected to be 0.39%, 0.59% and 1.19% for I Shares, A Shares and C Shares, respectively.
No significant accounting policies will change as a result of the proposed Reorganization, such as policies regarding valuation or Subchapter M compliance.
Securities held by the Moderate Acquired Fund may have to be sold in connection with the Reorganization for the purpose of complying with the investment policies or limitations of the Acquiring Fund.
The Reorganization is expected to be tax free for federal income tax purposes. This means that no gain or loss will be recognized by the Acquired Funds or their shareholders as a result of the Reorganization. The aggregate tax basis of the Acquiring Fund shares received by the shareholders of the Acquired Funds will be the same as the aggregate tax basis the shareholders of the Acquired Funds held in their shares of the Acquired Fund immediately before the Reorganization.
Accounting Survivor.   The Growth Acquired Fund is deemed to be the “accounting survivor” in connection with the Reorganization.
Cost of Reorganization.   The cost of the Reorganization and proxy solicitation will be paid by Virtus and RidgeWorth’s current owners, including certain employees of RidgeWorth and its wholly owned subsidiaries, and investment funds affiliated with Lightyear Capital LLC.
Capital Loss Carryforwards.   At March 31, 2016, the Acquired and Acquiring Funds did not have any capital loss carryforwards.

GLOSSARY
1933 Act
The Securities Act of 1933, as amended
1940 Act
The Investment Company Act of 1940, as amended
ACH
Automated Clearing House, a nationwide electronic money transfer system that provides for the inter-bank clearing of credit and debit transactions and for the exchange of information among participating financial institutions
Administrator
The Trust’s administrative agent, Virtus Fund Services, LLC
ADRs
American Depositary Receipts
ADSs
American Depositary Shares
Adviser
The investment adviser to the Funds, RidgeWorth Capital Management LLC (to be renamedVirtus Fund Advisers, LLC)
[BFDS]
[Boston Financial Data Services, Inc., the sub-transfer agent for the Funds]
Board
The Board of Trustees of Virtus Asset Trust (also referred to herein as the “Trustees”)
CCO
Chief Compliance Officer
CDRs
Continental Depositary Receipts (another name for EDRs)
CDSC
Contingent Deferred Sales Charge
CEA
Commodity Exchange Act, which is the U.S. law governing trading in commodity futures
Ceredex
Ceredex Value Advisors LLC, subadviser to the Ceredex Large-Cap Value Equity Fund, Ceredex Mid-Cap Value Equity Fund and Ceredex Small-Cap Value Equity Fund
Ceredex Large-Cap Value Equity Fund
Virtus Ceredex Large-Cap Value Equity Fund
Ceredex Mid-Cap Value Equity Fund
Virtus Ceredex Mid-Cap Value Equity Fund
Ceredex Small-Cap Value Equity Fund
Virtus Ceredex Small-Cap Value Equity Fund
CFTC
Commodity Futures Trading Commission, which is the U.S. regulator governing trading in commodity futures
Code
The Internal Revenue Code of 1986, as amended, which is the law governing U.S. federal taxes
Conservative Allocation Strategy Fund
Virtus Conservative Allocation Strategy Fund
Custodian
The custodian of the Funds’ assets, State Street Bank and Trust Company
Distributor
The principal underwriter of shares of the Funds, VP Distributors, LLC
EDRs
European Depositary Receipts (another name for CDRs)
ETFs
Exchange-traded Funds
FHFA
Federal Housing Finance Agency, an independent Federal agency that regulates FNMA, FHLMC and the twelve Federal Home Loan Banks
FHLMC
Federal Home Loan Mortgage Corporation, also known as “Freddie Mac”, which is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders
FINRA
Financial Industry Regulatory Authority, a self-regulatory organization with authority over registered broker-dealers operating in the United States, including VP Distributors

Fitch
Fitch Ratings, Inc.
FNMA
Federal National Mortgage Association, also known as “Fannie Mae”, which is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development
Fund Complex
The group of Funds sponsored by Virtus and managed by the Adviser or VIA, including the Virtus Mutual Funds, Virtus Variable Insurance Trust and certain other closed-end funds
Funds
The series of the Trust discussed in this SAI
Funds of Funds
Collectively, Conservative Allocation Strategy Fund and Growth Allocation Strategy Fund
GDRs
Global Depositary Receipts
GICs
Guaranteed Investment Contracts
GNMA
Government National Mortgage Association, also known as “Ginnie Mae”, is a wholly-owned United States Government corporation within the Department of Housing and Urban Development
Growth Allocation Strategy Fund
Virtus Growth Allocation Strategy Fund
IMF
International Monetary Fund, an international organization seeking to promote international economic cooperation, international trade, employment and exchange rate stability, among other things
Independent Trustees
Trustees who are not “interested persons” of the Trust, as that term is defined by the 1940 Act
IRA
Individual Retirement Account
IRS
The United States Internal Revenue Service, which is the arm of the U.S. government that administers and enforces the Code
LIBOR
London Interbank Offering Rate, an interest rate at which banks can borrow funds, in marketable size, from other banks in the London interbank market
Moody’s
Moody’s Investors Service, Inc.
NAV
Net Asset Value, which is the per-share price of a Fund
NYSE
New York Stock Exchange
OCC
Options Clearing Corporation, the world’s largest equity derivatives clearing corporation
OECD
Organization for Economic Cooperation and Development, an international organization seeking to promote economic progress and world trade
PERLS
Principal Exchange Rate Linked Securities
PNX
Phoenix Life Insurance Company, which is the former parent company of Virtus Investment Partners, Inc., and certain of its corporate affiliates
Predecessor Funds
The Predecessor Funds are series of the RidgeWorth Funds that were reorganized with and into the Funds on [      , 2017].
Prospectuses
The prospectuses for the Funds, as amended from time to time
[PwC]
[PricewaterhouseCoopers LLP, the independent registered public accounting firm for the Trust]

Regulations
The Treasury Regulations promulgated under the Internal Revenue Code of 1986, as amended
RIC
Regulated Investment Company, a designation under the Code indicating a U.S.-registered investment company meeting the specifications under the Code allowing the investment company to be exempt from paying U.S. federal income taxes
RidgeWorth
RidgeWorth Capital Management LLC (to be renamed Virtus Fund Advisers, LLC), the Adviser to the Funds
S&P
Standard & Poor’s Corporation
S&P 500® Index
The Standard & Poor’s 500® Index, which is a free-float market capitalization-weighted index of 500 of the largest U.S. companies, calculated on a total return basis with dividends reinvested
SAI
This Statement of Additional Information
SEC
U.S. Securities and Exchange Commission
Seix
Seix Investment Advisors, LLC, subadviser to the Seix Core Bond Fund, Seix Corporate Bond Fund, Seix Total Return Bond Fund, Seix U.S. Mortgage Fund, Seix Limited Duration Fund, Seix Short-Term Bond Fund, Seix U.S. Government Securities Ultra-Short Bond Fund, Seix Ultra-Short Bond Fund, Seix Floating Rate High Income Fund, Seix High Income Fund, Seix High Yield Fund, Seix Georgia Tax-Exempt Bond Fund, Seix High Grade Municipal Bond Fund, Seix Investment Grade Tax-Exempt Bond Fund, Seix North Carolina Tax-Exempt Bond Fund, Seix Short-Term Municipal Bond Fund and Seix Virginia Intermediate Municipal Bond Fund
Seix Core Bond Fund
Virtus Seix Core Bond Fund
Seix Corporate Bond Fund
Virtus Seix Corporate Bond Fund
Seix Total Return Bond Fund
Virtus Seix Total Return Bond Fund
Seix U.S. Mortgage Fund
Virtus Seix U.S. Mortgage Fund
Seix Limited Duration Fund
Virtus Seix Limited Duration Fund
Seix Short-Term Bond Fund
Virtus Seix Short-Term Bond Fund
Seix U.S. Government Securities Ultra-Short Bond Fund
Virtus Seix U.S. Government Securities Ultra-Short Bond Fund
Seix Ultra-Short Bond Fund
Virtus Seix Ultra-Short Bond Fund
Seix Floating Rate High Income Fund
Virtus Seix Floating Rate High Income Fund
Seix High Income Fund
Virtus Seix High Income Fund
Seix High Yield Fund
Virtus Seix High Yield Fund
Seix Georgia Tax-Exempt Bond Fund
Virtus Seix Georgia Tax-Exempt Bond Fund
Seix High Grade Municipal Bond Fund
Virtus Seix High Grade Municipal Bond Fund
Seix Investment Grade Tax-Exempt Bond Fund
Virtus Seix Investment Grade Tax-Exempt Bond Fund
Seix North Carolina Tax-Exempt Bond Fund
Virtus Seix North Carolina Tax-Exempt Bond Fund
Seix Short-Term Municipal Bond Fund
Virtus Seix Short-Term Municipal Bond Fund
Seix Virginia Intermediate Municipal Bond Fund
Virtus Seix Virginia Intermediate Municipal Bond Fund

SIFMA
Securities Industry and Financial Markets Association (formerly, the Bond Market Association), a financial industry trade group consisting of broker-dealers and asset managers across the United States
Silvant
Silvant Capital Management LLC, subadviser to the Silvant Large-Cap Growth Stock Fund and Silvant Small-Cap Growth Stock Fund
Silvant Large-Cap Growth Stock Fund
Virtus Silvant Large-Cap Growth Stock Fund
Silvant Small-Cap Growth Stock Fund
Virtus Silvant Small-Cap Growth Stock Fund
SMBS
Stripped Mortgage-backed Securities
[State Street]
[State Street Bank and Trust Company, the Custodian, sub-administrative and accounting agent for the Funds]
Transfer Agent
The Trust’s transfer agent, Virtus Fund Services, LLC
Trust
Virtus Asset Trust
VIA
Virtus Investment Advisers, Inc., an affiliated investment adviser of the Adviser
Virtus
Virtus Investment Partners, Inc., which is the parent company of the Adviser, VIA, the Distributor, the Administrator/Transfer Agent, Ceredex, Seix and Silvant and a part owner of [ZCI]
Virtus Fund Services
Virtus Fund Services, LLC, the Administrator/Transfer Agent to the Funds
Virtus Mutual Funds
The family of funds consisting of the Funds, the series of Virtus Alternative Solutions Trust, the series of Virtus Equity Trust, the series of Virtus Opportunities Trust and the series of Virtus Retirement Trust
VP Distributors
VP Distributors, LLC, the Trust’s Distributor
VVIT
Virtus Variable Insurance Trust, a separate trust consisting of several series advised by VIA and distributed by VP Distributors
[WCM]
WCM Investment Management, subadviser to the WCM International Equity Fund
WCM International Equity Fund
Virtus WCM International Equity Fund
World Bank
International Bank for Reconstruction and Development, an international financial institution that provides loans for developing countries for capital programs
[ZCI]
Zevenbergen Capital Investments LLC, subadviser to the Zevenbergen Innovative Growth Stock Fund
Zevenbergen Innovative Growth Stock Fund
Virtus Zevenbergen Innovative Growth Stock Fund

GENERAL INFORMATION AND HISTORY
The Trust is an open-end management investment company organized as a Delaware statutory trust on May 24, 1996. Prior to May 22, 2006, the Trust was named “Phoenix-Kayne Funds.” From May 22, 2006 to August 28, 2008, the Trust was named “Phoenix Asset Trust.”
Before each Fund identified below commenced operations, all of the property, assets and liabilities of the corresponding Predecessor Fund identified below were transferred to the Fund in a tax-free reorganization as set forth in an agreement and plan of reorganization (each a “RidgeWorth Reorganization”) between the Trust, on behalf of the Funds, and RidgeWorth Funds, on behalf of the Predecessor Funds. Each RidgeWorth Reorganization occurred on [      , 2017]. As a result of each RidgeWorth Reorganization, the applicable Fund, with the exception of Growth Strategy Fund, assumed the performance and accounting history of its corresponding Predecessor Fund. Both RidgeWorth Growth Allocation Strategy and RidgeWorth Moderate Allocation Strategy were reorganized into Growth Allocation Strategy Fund. Growth Allocation Strategy Fund assumed the performance and accounting history of RidgeWorth Growth Allocation Strategy. Financial and performance information prior to [      , 2017] included in each Fund’s prospectuses and this SAI is that of the Predecessor Funds.
Predecessor Fund	Fund
RidgeWorth Ceredex Large Cap Value Equity Fund	Ceredex Large-Cap Value Equity Fund
RidgeWorth Ceredex Mid-Cap Value Equity Fund	Ceredex Mid-Cap Value Equity Fund
RidgeWorth Ceredex Small Cap Value Equity Fund	Ceredex Small-Cap Value Equity Fund
RidgeWorth Silvant Large Cap Growth Stock Fund	Silvant Large-Cap Growth Stock Fund
RidgeWorth Silvant Small Cap Growth Stock Fund	Silvant Small-Cap Growth Stock Fund
RidgeWorth Innovative Growth Stock Fund	Zevenbergen Innovative Growth Stock Fund
RidgeWorth International Equity Fund	WCM International Equity Fund
RidgeWorth Conservative Allocation Strategy	Conservative Allocation Strategy Fund
RidgeWorth Growth Allocation Strategy	Growth Allocation Strategy Fund
RidgeWorth Moderate Allocation Strategy	Growth Allocation Strategy Fund
RidgeWorth Seix Core Bond Fund	Seix Core Bond Fund
RidgeWorth Seix Corporate Bond Fund	Seix Corporate Bond Fund
RidgeWorth Seix Total Return Bond Fund	Seix Total Return Bond Fund
RidgeWorth Seix U.S. Mortgage Fund	Seix U.S. Mortgage Fund
RidgeWorth Seix Limited Duration Fund	Seix Limited Duration Fund
RidgeWorth Seix Short-Term Bond Fund	Seix Short-Term Bond Fund
RidgeWorth Seix U.S. Government Securities Ultra-Short Bond Fund	Seix U.S. Government Securities Ultra-Short Bond Fund
RidgeWorth Seix Ultra-Short Bond Fund	Seix Ultra-Short Bond Fund
RidgeWorth Seix Floating Rate High Income Fund	Seix Floating Rate High Income Fund
RidgeWorth Seix High Income Fund	Seix High Income Fund
RidgeWorth Seix High Yield Fund	Seix High Yield Fund
RidgeWorth Seix Georgia Tax-Exempt Bond Fund	Seix Georgia Tax-Exempt Bond Fund
RidgeWorth Seix High Grade Municipal Bond Fund	Seix High Grade Municipal Bond Fund
RidgeWorth Seix Investment Grade Tax-Exempt Bond Fund	Seix Investment Grade Tax-Exempt Bond Fund
RidgeWorth Seix North Carolina Tax-Exempt Bond Fund	Seix North Carolina Tax-Exempt Bond Fund
RidgeWorth Seix Short-Term Municipal Bond Fund	Seix Short-Term Municipal Bond Fund
RidgeWorth Seix Virginia Intermediate Municipal Bond Fund	Seix Virginia Intermediate Municipal Bond Fund
The Trust’s Prospectuses describe the investment objectives of the Funds and the strategies that each Fund will employ in seeking to achieve its investment objective. The respective investment objective(s) for each Fund is a non-fundamental policy of that Fund and may be changed without shareholder approval upon 60 days’ notice. The following discussion supplements the disclosure in the Prospectuses.

Fund Type	Fund	Investment Objective(s)
Value	Ceredex Large-Cap Value Equity Fund	The fund has an investment objective of seeking to provide a high level of capital appreciation. As a secondary goal, the fund also seeks to provide current income.
	Ceredex Mid-Cap Value Equity Fund	The fund has an investment objective of seeking to provide capital appreciation. As a secondary goal, the fund also seeks to provide current income.
	Ceredex Small-Cap Value Equity Fund	The fund has an investment objective of seeking to provide capital appreciation. As a secondary goal, the fund also seeks to provide current income.
Growth	Silvant Large-Cap Growth Stock Fund	The fund has an investment objective of seeking to provide capital appreciation.
	Silvant Small-Cap Growth Stock Fund	The fund has an investment objective of seeking to provide long-term capital appreciation.
	Zevenbergen Innovative Growth Stock Fund	The fund has an investment objective of seeking to provide long-term capital appreciation.
International	WCM International Equity Fund	The fund has an investment objective of seeking to provide long-term capital appreciation.
Allocation Strategies	Conservative Allocation Strategy Fund	The fund has an investment objective of seeking to provide a high level of capital appreciation and current income.
	Growth Allocation Strategy Fund	The fund has an investment objective of seeking to provide long-term capital appreciation.
Investment Grade	Seix Core Bond Fund	The fund has an investment objective of seeking to maximize long term total return through a combination of current income and capital appreciation, consistent with capital preservation.
	Seix Corporate Bond Fund	The fund has an investment objective of seeking to maximize long term total return through a combination of current income and capital appreciation, consistent with capital preservation.
	Seix Total Return Bond Fund	The fund has an investment objective of seeking to maximize long term total return through a combination of current income and capital appreciation, consistent with capital preservation.
	Seix U.S. Mortgage Fund	The fund has an investment objective of seeking to maximize long term total return through a combination of current income and capital appreciation, consistent with capital preservation.
Short Duration	Seix Limited Duration Fund	The fund has an investment objective of seeking current income, while preserving liquidity and principal.
	Seix Short-Term Bond Fund	The fund has an investment objective of seeking to maximize long term total return through a combination of current income and capital appreciation, consistent with capital preservation.
	Seix U.S. Government Securities Ultra-Short Bond Fund	The fund has an investment objective of seeking to maximize current income consistent with capital preservation.
	Seix Ultra-Short Bond Fund	The fund has an investment objective of seeking to maximize current income consistent with capital preservation.

Fund Type	Fund	Investment Objective(s)
High Yield	Seix Floating Rate High Income Fund	The fund has an investment objective of seeking to provide a high level of current income.
	Seix High Income Fund	The fund has an investment objective of seeking high current income and, secondarily, total return (comprised of capital appreciation and income).
	Seix High Yield Fund	The fund has an investment objective of seeking high income and, secondarily, capital appreciation.
Municipal Bond	Seix Georgia Tax-Exempt Bond Fund	The fund has an investment objective of seeking current income exempt from federal and state income taxes for Georgia residents consistent with capital preservation.
	Seix High Grade Municipal Bond Fund	The fund has an investment objective of seeking to maximize total return through (i) current income that is exempt from federal income taxes and (ii) capital appreciation consistent with capital preservation.
	Seix Investment Grade Tax-Exempt Bond Fund	The fund has an investment objective of seeking to maximize high total return through (i) current income that is exempt from federal income taxes and (ii) capital appreciation consistent with capital preservation.
	Seix North Carolina Tax-Exempt Bond Fund	The fund has an investment objective of seeking current income exempt from federal and state income taxes for North Carolina residents consistent with capital preservation.
	Seix Short-Term Municipal Bond Fund	The fund has an investment objective of seeking to maximize total return through (i) current income that is exempt from federal income taxes and (ii) capital appreciation consistent with capital preservation.
	Seix Virginia Intermediate Municipal Bond Fund	The fund has an investment objective of seeking current income exempt from federal and state income taxes for Virginia residents consistent with capital preservation.
Capital Stock and Organization of the Trust
The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different series called Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and also on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Fund or class is required. The Trust does not hold regular meetings of shareholders of the Funds. The Board will call a meeting of shareholders of a Fund when at least 10% of the outstanding shares of that Fund so request in writing. If the Board fails to call a meeting after being so notified, the shareholders may call the meeting. The Board will assist the shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.
Shares are fully paid, non-assessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or class will be allocated by or under the direction of the Board as it determines to be fair and equitable. The Trust is not bound to recognize any transfer of shares of a Fund or class until the transfer is recorded on the Trust’s books pursuant to policies and procedures of the Transfer Agent.
As a Delaware statutory trust, the Trust’s operations are governed by its Amended and Restated Agreement and Declaration of Trust dated January 6, 2017 as amended. A copy of the Trust’s Certificate of Trust, as amended, is on file with the Office of the Secretary of State of the State of Delaware. Upon the initial purchase of shares, the shareholder agrees to be bound by the Trust’s Agreement and Declaration of Trust, as amended. Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the “Delaware Act”) provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Trust’s Amended and Restated Agreement and Declaration of Trust expressly provides that the Trust has been organized under the Delaware Act and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware statutory trust, such as the Trust, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the Trust’s shareholders could be subject to personal liability. To guard against this risk, the Amended and Restated Agreement and Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees, (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any series of the Trust and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of Delaware law, the nature of the Trust’s business and the nature of its assets, the risk of personal liability to a Fund shareholder is remote.
The Amended and Restated Agreement and Declaration of Trust further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Amended and Restated Agreement and Declaration of Trust does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.
Under the Amended and Restated Agreement and Declaration of Trust, the Trust is not required to hold annual meetings to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. The Board is required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.
Shares of the Trust do not entitle their holders to cumulative voting rights, so that the holders of more than 50% of the outstanding shares of the Trust may elect all of the Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. As determined by the Trustees, shareholders are entitled to one vote for each dollar of NAV (number of shares held times the NAV of the applicable class of the applicable Fund).
Pursuant to the Amended and Restated Agreement and Declaration of Trust, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in the existing Funds. Pursuant to the Amended and Restated Agreement and Declaration of Trust, the Trustees may establish and issue multiple classes of shares for each Fund.
Each share of each class of a Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund which are attributable to such class as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shares of each class of each Fund are entitled to receive their proportionate share of the assets which are attributable to such class of such Fund and which are available for distribution as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust.
Subject to shareholder approval (if then required), the Trustees may authorize each Fund to invest all or part of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the Fund. As of the date of this SAI, the Trustees do not have any plan to authorize any Fund to so invest its assets.

Diversification of Funds
Each Fund is diversified under the 1940 Act with the exception of Seix North Carolina Tax-Exempt Bond Fund, which is a non-diversified fund. Each Fund also intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Code. (For information regarding qualification under the Code, see “Dividends, Distributions and Taxes” in this SAI.)
Fund Names and Investment Policies
Each of the Funds, other than Conservative Allocation Strategy Fund, Growth Allocation Strategy Fund, Seix Limited Duration Fund and Seix High Income Fund, has a name that suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets in investments of the type suggested by its name. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. With the exception of Seix Georgia Tax-Exempt Bond Fund, Seix High Grade Municipal Bond Fund, Seix Investment Grade Tax-Exempt Bond Fund, Seix North Carolina Tax-Exempt Bond Fund, Seix Short-Term Municipal Bond Fund, and Seix Virginia Intermediate Municipal Bond Fund, a Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without a vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. However, under Rule 35d-1, shareholders must be given written notice at least 60 days prior to any change by a Fund of its 80% investment policy. With respect to each of Seix Georgia Tax-Exempt Bond Fund, Seix High Grade Municipal Bond Fund, Seix Investment Grade Tax-Exempt Bond Fund, Seix North Carolina Tax-Exempt Bond Fund, Seix Short-Term Municipal Bond Fund and Seix Virginia Intermediate Municipal Bond Fund, the Fund’s 80% investment policy is a fundamental policy that cannot be changed without the consent of the respective holders of a majority of the Fund’s outstanding shares.
Portfolio Turnover
The portfolio turnover rate of each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund’s securities (excluding all securities, including options, with maturities at the time of acquisition of one year or less). All long-term securities, including long-term U.S. Government securities, are included. A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Turnover rates may vary greatly from year to year as well as within a particular year and also may be affected by cash requirements for redemptions of each Fund’s shares by requirements that enable the Trust to receive certain favorable tax treatments. The portfolio turnover rate for each Predecessor Fund that has completed a fiscal period of operations is set forth in the corresponding Fund’s summary prospectus and under “Financial Highlights” in the statutory prospectus.
Disclosure of Portfolio Holdings
The Trustees of the Trust have adopted policies with respect to the disclosure of the Funds’ portfolio holdings. These policies provide that the Funds’ portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. Additionally, the Funds’ policies prohibit Virtus and the Funds’ service providers from entering into any agreement to disclose Fund portfolio holdings in exchange for any form of compensation or consideration. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Funds, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.
The Board has delegated to the Trust’s Administrator the authority to make decisions regarding requests for information on portfolio holdings prior to public disclosure. The Administrator generally carries out this duty through its chief compliance officer, in consultation with other officers representing various areas of management.
The Trust’s CCO is responsible for monitoring the use of portfolio holdings information, for the Funds’ compliance with these policies and for providing reports to the Board regarding their compliance, including information with respect to any potential conflicts of interest between the interests of Fund shareholders and those of Virtus and its affiliates identified during the reporting period and how such conflicts were resolved.
Public Disclosures
In accordance with rules established by the SEC, each Fund sends semiannual and annual reports to shareholders that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter end. The Funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter end. The Funds’ shareholder reports are available on Virtus’ Web site at virtus.com. Certain Funds also make publicly available on Virtus’ Web site a full listing of portfolio holdings as of the end of each month with a 30-day delay, while other of the Funds make such full listings available as of the end of each quarter with a 15-, 30- or 60-day delay. Portfolio holdings may be released sooner at the Administrator’s discretion. Additionally, each Fund provides its top 10 holdings and summary composition data derived from portfolio holdings information on Virtus’ Web site. This information is posted to the Web site at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. With respect to certain Funds, the top 10 holdings and summary composition information may be reported on a one-month lag. This information will be available on the Web site until full portfolio holdings information becomes publicly available as described above. The Funds also provide publicly-available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies, and may provide to financial intermediaries, upon request, monthly portfolio holdings for periods included in publicly-available quarterly portfolio holdings disclosures.
Other Disclosures
The Administrator may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds’ policies provide that non-public disclosures of a Fund’s portfolio holdings may only be made if (i) the Fund has a legitimate business purpose for making such disclosure and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information. The Administrator will consider any actual or potential conflicts of interest between Virtus and the Funds’ shareholders and will act in the best interest of the Funds’ shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to the Funds’ shareholders, the Administrator may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to the Funds’ shareholders, the Administrator will not authorize such release.
Ongoing Arrangements to Disclose Portfolio Holdings
As previously authorized by the Funds’ Board and/or the Funds’ Administrator, the Funds periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Funds in their day-to-day operations, as well as public information to certain ratings organizations. In addition to Virtus and its affiliates, the entities receiving non-public portfolio holdings as of the date of this SAI are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Funds.
Non-Public Portfolio Holdings Information
Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser	RidgeWorth	Daily with no delay
Subadviser	Ceredex	Daily with no delay
Subadviser	Silvant	Daily with no delay
Subadviser	Seix	Daily with no delay
Subadviser	[WCM]	Daily with no delay
Subadviser	[ZCI]	Daily with no delay
Administrator	Virtus Fund Services, LLC	Daily with no delay
Distributor	VP Distributors, LLC	Daily with no delay
Custodian	[State Street]	Daily with no delay
Class Action Service Provider	[Battea]	Daily with no delay
Sub-Financial Agent	[BNY Mellon/State Street]	Daily with no delay
Portfolio Redistribution Firm	Thompson Financial LLC	Fiscal quarter with 20 day delay
Independent Registered Public Accounting Firm	[PricewaterhouseCoopers LLP]	Annually, within 15 business days of end of fiscal year.
Performance Analytic Firm	FactSet Research Systems, Inc.	Daily with no delay

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Back-end Compliance Monitoring System	Financial Tracking Technologies, LLC	Daily with no delay
Typesetting and Printing Firm for Financial Reports	R.R. Donnelley & Sons Co.	Quarterly, within 15 days of end of reporting period.
Security Lending (as applicable)	[State Street]	Daily with no delay
Proxy Voting Service	[Institutional Shareholder Services]	Daily, weekly, monthly, quarterly depending on subadviser
Intermediary Selling Shares of the Funds	Merrill Lynch	Quarterly within 10 days of quarter end
Public Portfolio Holdings Information
Portfolio Redistribution Firms	Bloomberg, Standard & Poor’s and Thompson Reuters	Various frequencies depending on the fund, which includes, but is not limited to: Monthly with 30-day delay or fiscal quarter with a 15-, 30- or 60-day delay.
Rating Agencies	Lipper Inc. and Morningstar	Various frequencies depending on the fund, which includes, but is not limited to: Monthly with 30-day delay or fiscal quarter with a 15-, 30- or 60-day delay.
Virtus Public Web site	Virtus Investment Partners, Inc.	Various frequencies depending on the fund, which includes, but is not limited to: Monthly with 30-day delay or fiscal quarter with a 15-, 30- or 60-day delay.
These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. There is no guarantee that the Funds’ policies on use and dissemination of holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of such information.
Other Virtus Mutual Funds
In addition to the Funds of the Trust, the funds commonly referred to as “Virtus Mutual Funds” also include the series of Virtus Alternative Solutions Trust, Virtus Equity Trust, Virtus Opportunities Trust and Virtus Retirement Trust. Virtus Mutual Funds are generally offered in multiple classes. The following chart shows the share classes offered by each Virtus Mutual Fund as of the date of this SAI:
Trust	Fund	Class/Shares
		A	B	C	C1	R	I	IS	R6
Virtus Alternative Solutions Trust	Credit Opportunities Fund	X		X			X		X
	Multi-Strategy Target Return Fund	X		X			X		X
	Select MLP and Energy Fund	X		X			X
	Strategic Income Fund	X		X			X
Virtus Equity Trust	Contrarian Value Fund	X		X			X		X
	Enhanced Core Equity Fund	X		X			X
	Mid-Cap Core Fund	X		X			X
	Mid-Cap Growth Fund	X	X	X			X
	Quality Large-Cap Value Fund	X		X			X
	Quality Small-Cap Fund	X		X			X		X
	Small-Cap Core Fund	X	X	X			X		X

Trust	Fund	Class/Shares
		A	B	C	C1	R	I	IS	R6
	Small-Cap Sustainable Growth Fund	X		X		X
	Strategic Allocation Fund	X		X
	Strategic Growth Fund	X	X	X		X
	Tactical Allocation Fund	X	X	X
Virtus Opportunities Trust	Alternatives Diversifier Fund	X		X		X
	Bond Fund	X	X	X		X
	CA Tax-Exempt Bond Fund	X				X
	Emerging Markets Debt Fund	X		X		X
	Emerging Markets Equity Income Fund	X		X		X
	Emerging Markets Opportunities Fund	X		X		X		X
	Emerging Markets Small-Cap Fund	X		X		X
	Equity Trend Fund	X		X		X		X
	Essential Resources Fund	X		X		X
	Foreign Opportunities Fund	X		X		X		X
	Global Equity Trend Fund	X		X		X
	Global Infrastructure Fund	X		X		X
	Global Opportunities Fund	X	X	X		X
	Global Real Estate Securities Fund	X		X		X		X
	Greater European Opportunities Fund	X		X		X
	Herzeld Fund	X		X		X
	High Yield Fund	X	X	X		X		X
	International Equity Fund	X		X		X
	International Real Estate Securities Fund	X		X		X
	International Small-Cap Fund	X		X		X		X
	International Wealth Masters Fund	X		X		X
	Low Duration Income Fund	X		X		X
	Low Volatility Equity Fund	X		X		X
	Multi-Asset Trend Fund	X		X		X
	Multi-Sector Intermediate Bond Fund	X	X	X		X		X
	Multi-Sector Short Term Bond Fund	X	X	X	X	X		X	X
	Real Estate Securities Fund	X	X	X		X		X
	Sector Trend Fund	X		X		X
	Senior Floating Rate Fund	X		X		X		X
	Tax-Exempt Bond Fund	X		X		X
	Wealth Masters Fund	X		X		X
Virtus Retirement Trust	DFA 2015 Target Date Retirement Income Fund	X				X		X
	DFA 2020 Target Date Retirement Income Fund	X				X		X
	DFA 2025 Target Date Retirement Income Fund	X				X		X
	DFA 2030 Target Date Retirement Income Fund	X				X		X
	DFA 2035 Target Date Retirement Income Fund	X				X		X
	DFA 2040 Target Date Retirement Income Fund	X				X		X
	DFA 2045 Target Date Retirement Income Fund	X				X		X
	DFA 2050 Target Date Retirement Income Fund	X				X		X
	DFA 2055 Target Date Retirement Income Fund	X				X		X
	DFA 2060 Target Date Retirement Income Fund	X				X		X

MORE INFORMATION ABOUT FUND INVESTMENT STRATEGIES & RELATED RISKS
The following investment strategies and policies supplement each Fund’s investment strategies and policies set forth in the Funds’ prospectuses. Some of the investment strategies and policies described below and in each Fund’s prospectus set forth percentage limitations on a Fund’s investment in, or holdings of, certain types of investments. Unless otherwise required by law or stated in this SAI, compliance with these strategies and policies will be determined immediately after the acquisition of such investments by the Fund. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment strategies and policies. To the extent that a Fund invests primarily in other funds, including ETFs, except as otherwise noted the following descriptions pertain to the underlying mutual funds in which such Fund invests. Generally, Conservative Allocation Strategy Fund and Growth Allocation Strategy Fund do not use these techniques directly. Each of those Funds pursues its investment objective(s) by investing its assets in underlying mutual funds and/or ETFs. Each underlying mutual fund will engage in certain investment techniques and practices to the extent permitted and consistent with the underlying mutual fund’s investment objective. The following is a description of key investment techniques, and their associated risks, of the underlying mutual funds in which the Conservative Allocation Strategy Fund and Growth Allocation Strategy Fund invest as of the date of this SAI. Please refer to the prospectus and SAI for each ETF and underlying mutual fund for specific details.
Investment Technique	Description and Risks	Fund-Specific Limitations
Commodities-Related Investing	Commodity-related companies may underperform the stock market as a whole. The value of securities issued by commodity-related companies may be affected by factors affecting a particular industry or commodity. The operations and financial performance of commodity-related companies may be directly affected by commodity prices, especially those commodity-related companies that own the underlying commodity. The stock prices of such companies may also experience greater price volatility than other types of common stocks. Securities issued by commodity-related companies are sensitive to changes in the supply and demand for, and thus the prices of, commodities. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of commodity and natural resources companies that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for commodity-related companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.
Certain types of commodities instruments (such as commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.
Exposure to commodities and commodities markets may subject the Fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments.
Debt Investing	Each Fund may invest in debt, or fixed income, securities. Debt, or fixed income, securities (which include corporate bonds, commercial paper, debentures, notes, government securities, municipal obligations, state- or state agency-issued obligations, obligations of foreign issuers, asset- or mortgage-backed securities, and other obligations) are used by issuers to borrow money and thus are debt obligations of the issuer.

Investment Technique	Description and Risks	Fund-Specific Limitations
Holders of debt securities are creditors of the issuer, normally ranking ahead of holders of both common and preferred stock as to dividends or upon liquidation. The issuer usually pays a fixed, variable, or floating rate of interest and must repay the amount borrowed at the security’s maturity. Some debt securities, such as zero-coupon securities (discussed below), do not pay interest but may be sold at a deep discount from their face value.
Yields on debt securities depend on a variety of factors, including the general conditions of the money, bond, and note markets, the size of a particular offering, the maturity date of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to greater price fluctuations in response to changes in market conditions than obligations with shorter maturities. An increase in interest rates generally will reduce the market value of portfolio debt securities, while a decline in interest rates generally will increase the value of the same securities. The achievement of a Fund’s investment objective depends in part on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. Obligations of issuers of debt securities are subject to the provisions of bankruptcy, insolvency, sovereign immunity, and other laws that affect the rights and remedies of creditors. There is also the possibility that, as a result of litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may be materially affected.
[Acquisitional/Equipment Lines (delayed-draw term loans)	Acquisitional/equipment lines (delayed-draw term loans) are credits that may be drawn down for a given period to purchase specified assets or equipment or to make acquisitions. The issuer pays a fee during the commitment period (a ticking fee). The lines are then repaid over a specified period (the term-out period). Repaid amounts may not be re-borrowed. To avoid any leveraging concerns, the Fund will segregate or earmark liquid assets with the Fund’s custodian in an amount sufficient to cover its repurchase obligations. ]
Collateralized Debt Obligations	Collateralized Debt Obligations (“CDOs”) are securitized interests in pools of assets. Assets called collateral usually comprise loans or debt instruments.
A CDO may be called a collateralized loan obligation (“CLO”) or collateralized bond obligation (“CBO”) if it holds only loans or bonds, respectively. Investors bear the credit risk of the collateral.
Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk.
If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches.

Investment Technique	Description and Risks	Fund-Specific Limitations
Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.
Contingent Capital Securities	Contingent capital securities (sometimes referred to as “CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level.
Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening a Fund’s standing in a bankruptcy. Some CoCos provide for a reduction in the value or principal amount of the security under such circumstances. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below investment grade securities.
Convertible Securities	A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer within a particular period of time at a specific price or formula. It generally entitles the holder to receive interest paid or accrued until the security matures or is redeemed, converted, or exchanged. Convertible securities may have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics and (3) the potential for capital appreciation if the market price of the underlying common stock increases.
Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities often rank senior to common stock in a corporation’s capital structure and, therefore, are often viewed as entailing less risk than the corporation’s common stock, although the extent to which this is true depends in large measure on the degree to which the convertible security sells above its value as a fixed income security. However, because convertible securities are often viewed by the issuer as future common stock, they are often subordinated to other senior securities and therefore are rated one category lower than the issuer’s nonconvertible debt obligations or preferred stock.
A convertible security may be subject to redemption or conversion at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund could be required to permit the issuer to redeem the security and convert it to the underlying common stock. The Fund generally would invest in convertible securities for their favorable price characteristics and total return potential, and would normally not exercise an option to convert. The Fund might be more willing to convert such securities to common stock.

Investment Technique	Description and Risks	Fund-Specific Limitations
A Fund’s subadviser will select only those convertible securities for which it believes (a) the underlying common stock is a suitable investment for the Fund and (b) a greater potential for total return exists by purchasing the convertible security because of its higher yield and/or favorable market valuation. However, the Fund may invest in convertible debt securities rated less than investment grade. Debt securities rated less than investment grade are commonly referred to as “junk bonds.” (For information about debt securities rated less than investment grade, see “High-Yield/High-Risk Fixed Income Securities (Junk Bonds)” under “Debt Investing” in this section of the SAI; for additional information about ratings on debt obligations, see Appendix A to this SAI.)
Corporate Debt Securities	Each Fund may invest in debt securities issued by corporations, limited partnerships and other similar entities. A Fund’s investments in debt securities of domestic or foreign corporate issuers include bonds, debentures, notes and other similar corporate debt instruments, including convertible securities that meet the Fund’s minimum ratings criteria or if unrated are, in the Fund’s subadviser’s opinion, comparable in quality to corporate debt securities that meet those criteria. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies or to the value of commodities, such as gold.
[Custodial Receipts	A custodial receipt represents an indirect interest in a tax-exempt bond that is deposited with a custodian. Custodial receipts may be used to permit the sale of the deposited bond in smaller denominations than would otherwise be permitted. Frequently, custodial receipts are issued to attach bond insurance or other forms of credit enhancement to the deposited tax-exempt bond. Because a “separate security” is not created by the issuance of a receipt, many of the tax advantages bestowed upon holders of the deposited tax-exempt bond are also conferred upon the custodial receipt holder.]
Dollar-denominated Foreign Debt Securities (“Yankee Bonds”)	Each Fund may invest in “Yankee bonds”, which are dollar-denominated instruments issued in the U.S. market by foreign branches of U.S. banks and U.S. branches of foreign banks. Since these instruments are dollar-denominated, they are not affected by variations in currency exchange rates. They are influenced primarily by interest rate levels in the United States and by the financial condition of the issuer, or of the issuer’s foreign parent. However, investing in these instruments may present a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods. (See “Foreign Investing” in this section of the SAI for additional information about investing in foreign countries.)
Duration	Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by

Investment Technique	Description and Risks	Fund-Specific Limitations
multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.
[Equipment Trust Certificates (ETCs)	ETCs are issued by a trust formed to finance large purchases of equipment, such as airplanes, at favorable interest rates. Legal title on such equipment is held by a trustee. The trustee leases the equipment and sells ETCs at a small discount to the purchase price of the equipment. The lease payments are then used to pay principal and interest to the ETC holders.]
Equity-Linked Securities	Each Fund may invest in equity-linked securities, including, among others, PERCS, ELKS or LYONs, which are securities that are convertible into, or the value of which is based upon the value of, equity securities upon certain terms and conditions.
The amount received by an investor at maturity of such securities is not fixed but is based on the price of the underlying common stock. It is impossible to predict whether the price of the underlying common stock will rise or fall.
Trading prices of the underlying common stock will be influenced by the issuer’s operational results, by complex, interrelated political, economic, financial or other factors affecting the capital markets, the stock exchanges on which the underlying common stock is traded and the market segment of which the issuer is a part. In addition, it is not possible to predict how equity-linked securities will trade in the secondary market. The market for such securities may be shallow, and high volume trades may be possible only with discounting.
In addition to the foregoing risks, the return on such securities depends on the creditworthiness of the issuer of the securities, which may be the issuer of the underlying securities or a third-party investment banker or other lender. The creditworthiness of such third-party issuer equity-linked securities may, and often does, exceed the creditworthiness of the issuer of the underlying securities.
The advantage of using equity-linked securities over traditional equity and debt securities is that the former are income producing vehicles that may provide a higher income than the dividend income on the underlying equity securities while allowing some participation in the capital appreciation of the underlying equity securities.
Another advantage of using equity-linked securities is that they may be used for hedging to reduce the risk of investing in the generally more volatile underlying equity securities.
Preferred Equity Redemption Cumulative Stock (PERCS)	PERCS technically is preferred stock with some characteristics of common stock.
PERCS are mandatorily convertible into common stock after a period of time, usually three years, during which the investors’ capital gains are capped, usually at 30%.

Investment Technique	Description and Risks	Fund-Specific Limitations
Commonly, PERCS may be redeemed by the issuer at any time or if the issuer’s common stock is trading at a specified price level or better. The redemption price starts at the beginning of the PERCS duration period at a price that is above the cap by the amount of the extra dividends the PERCS holder is entitled to receive relative to the common stock over the duration of the PERCS and declines to the cap price shortly before maturity of the PERCS.
In exchange for having the cap on capital gains and giving the issuer the option to redeem the PERCS at any time or at the specified common stock price level, the Fund may be compensated with a substantially higher dividend yield than that on the underlying common stock.
Equity-Linked Securities (ELKS)	ELKS differ from ordinary debt securities, in that the principal amount received at maturity is not fixed but is based on the price of the issuer’s common stock.
ELKS are debt securities commonly issued in fully registered form for a term of three years under an indenture trust. At maturity, the holder of ELKS will be entitled to receive a principal amount equal to the lesser of a cap amount, commonly in the range of 30% to 55% greater than the current price of the issuer’s common stock, or the average closing price per share of the issuer’s common stock, subject to adjustment as a result of certain dilution events, for the 10 trading days immediately prior to maturity.
Unlike PERCS, ELKS are commonly not subject to redemption prior to maturity. ELKS usually bear interest six times during the three-year term at a substantially higher rate than the dividend yield on the underlying common stock. In exchange for having the cap on the return that might have been received as capital gains on the underlying common stock, the Fund may be compensated with the higher yield, contingent on how well the underlying common stock does.
Liquid Yield Option Notes (LYONs)	LYONs differ from ordinary debt securities, in that the amount received prior to maturity is not fixed but is based on the price of the issuer’s common stock.
LYONs are zero-coupon notes that sell at a large discount from face value. For an investment in LYONs, a Fund will not receive any interest payments until the notes mature, typically in 15 to 20 years, when the notes are redeemed at face, or par value.
The yield on LYONs, typically, is lower-than-market rate for debt securities of the same maturity, due in part to the fact that the LYONs are convertible into common stock of the issuer at any time at the option of the holder of the LYONs.
Commonly, the LYONs are redeemable by the issuer at any time after an initial period or if the issuer’s common stock is trading at a specified price level or better, or, at the option of the holder, upon certain fixed dates.
The redemption price typically is the purchase price of the LYONs plus accrued original issue discount to the date of redemption, which amounts to the lower-than-market yield.

Investment Technique	Description and Risks	Fund-Specific Limitations
A Fund will receive only the lower-than-market yield unless the underlying common stock increases in value at a substantial rate. LYONs are attractive to investors, like a Fund, when it appears that they will increase in value due to the rise in value of the underlying common stock.
Exchange-Traded Notes (ETNs)	Generally, ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.
ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.
ETNs are also subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how a Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.
An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risks as other instruments that use leverage in any form.
The market value of ETNs may differ from that of their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN trades at a premium or discount to its market benchmark or strategy.

Investment Technique	Description and Risks	Fund-Specific Limitations
High-Yield/High-Risk Fixed Income Securities (“Junk Bonds”)	Investments in securities rated “BB” or below by S&P or Fitch, or “Ba” or below by Moody’s generally provide greater income (leading to the name “high-yield” securities) and opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility, liquidity, and principal and income risk. These securities are regarded as predominantly speculative as to the issuer’s continuing ability to meet principal and interest payment obligations. Analysis of the creditworthiness of issuers of lower-quality debt securities may be more complex than for issuers of higher-quality debt securities.
Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated securities is generally considered to be significantly greater than issuers of higher-rated securities because such securities are usually unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated security defaulted, the applicable Fund might incur additional expenses in seeking recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated securities and thus in the applicable Fund’s NAV.
Low-rated securities often contain redemption, call or prepayment provisions which permit the issuer of the securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of low-rated securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities or otherwise redeem them, the applicable Fund may have to replace the securities with a lower yielding security which would result in lower returns for the Fund.
A Fund may have difficulty disposing of certain low-rated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated securities, there is no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the

Investment Technique	Description and Risks	Fund-Specific Limitations
security, and accordingly, the NAV of a particular Fund and its ability to dispose of particular securities when necessary to meet its liquidity needs, or in response to a specific economic event, or an event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its respective portfolio. Market quotations are generally available on many low-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated securities, especially in a thinly-traded market. If a Fund experiences unexpected net redemptions, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of low-rated securities, the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund’s asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.
Interest Rate Environment Risk	In the wake of the financial crisis that began in 2007, the Federal Reserve System attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. In addition, the Federal Reserve has purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (the “quantitative easing program”). The Federal Reserve has since increased the federal funds rate as of December 2015, however, the United States continues to experience historically low interest rate levels. A low interest rate environment may have an adverse impact on each Fund’s ability to provide a positive yield to its shareholders and pay expenses out of Fund assets because of the low yields from the Fund’s portfolio investments.
However, continued economic recovery and the cessation of the quantitative easing program increase the risk that interest rates will rise in the near future and that the Funds will face a heightened level of interest rate risk. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and a Fund’s share price to decline or create difficulties for the Fund in disposing of investments. A Fund that invests in derivatives tied to fixed-income markets may be more substantially exposed to these risks than a Fund that does not invest in derivatives. A Fund could also be forced to liquidate its investments at disadvantageous times or prices, thereby adversely affecting the Fund. To the extent a Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and lower the Fund’s performance.

Investment Technique	Description and Risks	Fund-Specific Limitations
Inverse Floating Rate Obligations	Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as inverse floaters). For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. During periods when short-term interest rates are relatively low as compared to long-term interest rates, the Fund may attempt to enhance its yield by purchasing inverse floaters. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. While this form of leverage may increase the security’s yield, it may also increase the volatility of the security’s market value.
Similar to other variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund holding these instruments could lose money and its NAV could decline.
Letters of Credit	Debt obligations, including municipal obligations, certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank that assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks that, in the opinion of the relevant Fund’s subadviser, are of investment quality comparable to other permitted investments of the Fund may be used for Letter of Credit-backed investments.
Loan and Debt Participations and Assignments	A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of the borrower’s principal and interest payments. Loan participations of the type in which the Fund may invest include interests in both secured and unsecured corporate loans. When a Fund purchases loan assignments from lenders, it will acquire direct rights against the borrower, but these rights and the Fund’s obligations may differ from, and be more limited than, those held by the assignment lender. The principal credit risk associated with acquiring loan participation and assignment interests is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for participation loan interests and, in some cases, this could result in the Fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.
There is typically a limited amount of public information available about loans because loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. Certain of the loans in which a Fund may invest may not be considered “securities,” and therefore the Fund may not be entitled to rely on the anti-fraud protections of the federal securities laws with respect to those loans in the event of fraud or misrepresentation by a borrower. A Fund may come into possession of material, non-public information about a borrower as a result of the Fund’s ownership of a loan or other floating-rate instrument of the borrower. Because of prohibitions on trading in securities of issuers while in possession of

Investment Technique	Description and Risks	Fund-Specific Limitations
material, non-public information, the Fund might be unable to enter into a transaction in a publicly-traded security of the borrower when it would otherwise be advantageous to do so.
Loans trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of loans are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may (i) impede the Fund’s ability to buy or sell loans; (ii) negatively affect the transaction price; (iii) affect the counterparty credit risk borne by the Fund; (iv) impede the Fund’s ability to timely vote or otherwise act with respect to loans; and (v) expose the Fund to adverse tax or regulatory consequences.
In the event that a corporate borrower failed to pay its scheduled interest or principal payments on participations held by the Fund, the market value of the affected participation would decline, resulting in a loss of value of such investment to the Fund. Accordingly, such participations are speculative and may result in the income level and net assets of the Fund being reduced. Moreover, loan participation agreements generally limit the right of a participant to resell its interest in the loan to a third party and, as a result, loan participations may be deemed by the Fund to be illiquid investments. A Fund will invest only in participations with respect to borrowers whose creditworthiness is, or is determined by the Fund’s subadviser to be, substantially equivalent to that of issuers whose senior unsubordinated debt securities are rated B or higher by Moody’s or S&P. For the purposes of diversification and/or concentration calculations, both the borrower and issuer will be considered an “issuer.”
The Funds may purchase from banks participation interests in all or part of specific holdings of debt obligations. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank that the relevant Fund’s subadviser has determined meets the prescribed quality standards of the Fund. Thus, even if the credit of the issuer of the debt obligation does not meet the quality standards of the Fund, the credit of the selling bank will.
Loan participations and assignments may be illiquid and therefore subject to the Funds’ limitations on investments in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.)
Senior Loans	A senior floating rate loan (“Senior Loan”) is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the Senior Loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.
Senior Loans primarily include senior floating rate loans and secondarily senior fixed rate loans, and interests therein. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in a Senior Loan. Such loan interests may be

Investment Technique	Description and Risks	Fund-Specific Limitations
acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.
The Fund typically purchases “assignments” from the Agent or other Loan Investors. The purchaser of an assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor.
Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Loan Investor.
Each Fund may invest up to 10% of its total assets in “participations.” Loan participations are interests in loans to corporations, which loans are administered by the lending bank or agent for a syndicate of lending banks. In a Loan participation, the borrower corporation is the underlying issuer of the loan, but the Fund derives its rights in the loan participation from the intermediary bank. Because the intermediary bank does not guarantee a Loan participation, it is subject to the credit risks associated with the underlying corporate borrower.
Participations by the Fund in a Loan Investor’s portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such Loan Investor, not with the borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the participation and only upon receipt by such Loan Investor of such payments from the borrower.
In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the borrower and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the participation.
As a result, the Fund may assume the credit risk of both the borrower and the Loan Investor selling the participation. In the event of the insolvency of the Loan Investor selling a participation, the Fund may be treated as a general creditor of such Loan Investor. The selling Loan Investors with respect to such participations will likely conduct their principal business activities in the banking, finance and financial services industries.
Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and capital raising activities generally, and fluctuations in the financial markets generally.

Investment Technique	Description and Risks	Fund-Specific Limitations
In the event of bankruptcy or insolvency of the corporate borrower, a Loan participation may be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the seller.
In addition, in the event the underlying corporate borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses, and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the borrower.
Under the terms of a Loan participation, the Fund may be regarded as a creditor of the seller of the loan participation (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the seller of the loan participation may become insolvent.
The secondary market for loan participations is limited and any such participation purchased by the Fund may be regarded as illiquid.
A borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the Senior Loan (the “Loan Agreement”). The Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a Participation Agreement the Fund has direct recourse against the borrower, the Fund will rely on the Agent and the other Loan Investors to use appropriate credit remedies against the borrower.
With respect to Senior Loans for which the Agent does not perform administrative and enforcement functions, the Fund will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Fund and the other Loan Investors pursuant to the applicable Loan Agreement.
A Fund may purchase and retain in its portfolio a Senior Loan where the borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring.
Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan. As soon as reasonably practical, a Fund will divest itself of any equity securities or any junior debt securities received if it is determined that the security is an ineligible holding for a Fund.
A Fund may acquire interests in Senior Loans which are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Bridge loans are often unrated.

Investment Technique	Description and Risks	Fund-Specific Limitations
A Fund may also invest in Senior Loans of borrowers that have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.
A Fund will be subject to the risk that collateral securing a loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be under-collateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral.
In addition, a Fund may invest in Senior Loans guaranteed by, or secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the borrower; provided, however, that such guarantees are fully secured.
If a borrower becomes involved in bankruptcy proceedings, a court may invalidate a Fund’s security interest in the loan collateral or subordinate a Fund’s rights under the Senior Loan to the interests of the borrower’s unsecured creditors or cause interest previously paid to be refunded to the borrower.
If a court requires interest to be refunded, it could negatively affect a Fund’s performance. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the borrower did not receive fair consideration for granting the security interest in the loan collateral to a Fund or a “preference claim” that a pre-petition creditor received a greater recovery on an existing debt than it would have in a liquidation situation.
There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of a Fund’s security interest in loan collateral.
If a Fund’s security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a borrower in bankruptcy or other proceedings, a Fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the Loan, or a Fund could also have to refund interest.
A Fund may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a borrower or its affiliates. The acquisition of such equity securities will only be incidental to a Fund’s purchase of a Senior Loan.
A Fund may also acquire equity securities or debt securities (including non-dollar denominated debt securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a borrower, or if such acquisition, in the judgment of the Subadviser, may enhance the value of a Senior Loan or would otherwise be consistent with a Fund’s investment policies.
Economic and other market events may reduce the demand for certain senior loans held by the Fund, which may adversely impact the net asset value of the Fund.

Investment Technique	Description and Risks	Fund-Specific Limitations
Municipal Securities and Related Investments	Tax-exempt municipal securities are debt obligations issued by the various states and their subdivisions (e.g., cities, counties, towns, and school districts) to raise funds, generally for various public improvements requiring long-term capital investment. Purposes for which tax-exempt bonds are issued include flood control, airports, bridges and highways, housing, medical facilities, schools, mass transportation and power, water or sewage plants, as well as others. Tax-exempt bonds also are occasionally issued to retire outstanding obligations, to obtain funds for operating expenses or to loan to other public or, in some cases, private sector organizations or to individuals.
Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, the size of a particular offering, the maturity of the obligations and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of municipal securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. The ratings of Moody’s and S&P represent their opinions as to the quality of municipal securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, municipal securities with the same maturity, coupon, and rating may have different yields. There are variations in municipal securities, both within a particular classification and between classifications, depending on numerous factors. It should also be pointed out that, unlike other types of investments, municipal securities have traditionally not been subject to regulation by, or registration with, the SEC, although there have been proposals which would provide for such regulation in the future.
The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.
Lawsuits challenging the validity under state constitutions of present systems of financing public education have been initiated or adjusted in a number of states, and legislation has been introduced to effect changes in public school financing in some states. In other instances there have been lawsuits challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which could ultimately affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Investment Technique	Description and Risks	Fund-Specific Limitations
Descriptions of some of the municipal securities and related investment types most commonly acquired by the Funds are provided below. In addition to those shown, other types of municipal investments are, or may become, available for investment by the Funds. For the purpose of each Fund’s investment restrictions set forth in this SAI, the identification of the “issuer” of a municipal security which is not a general obligation bond is made by the applicable Fund’s subadviser on the basis of the characteristics of the obligation, the most significant of which is the source of funds for the payment of principal and interest on such security.
Municipal Bonds	Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. Another type of municipal bond is referred to as an industrial development bond.
General Obligation Bonds	Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer’s pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.
Industrial Development Bonds	Industrial development bonds, which are considered municipal bonds if the interest paid is exempt from Federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports arenas and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.
Revenue Bonds	The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security; including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve Fund.

Investment Technique	Description and Risks	Fund-Specific Limitations
Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved, at least during the construction phase, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.
Municipal Forwards	Municipal forwards are forward commitments for the purchase of tax-exempt bonds with a specified coupon to be delivered by an issuer at a future date, typically exceeding 45 days but, normally less than one year after the commitment date.
Municipal forwards are normally used as a refunding mechanism for bonds that may only be redeemed on a designated future date.
Municipal Leases	Each Fund may acquire participations in lease obligations or installment purchase contract obligations (hereinafter collectively called “lease obligations”) of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation may be backed by the municipality’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the “non-appropriation” risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a “non-appropriation” lease, the Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure might prove difficult. The Fund’s subadviser will evaluate the credit quality of a municipal lease and whether it will be considered liquid. (See “Illiquid and Restricted Investments” in this section of the SAI for information regarding the implications of these investments being considered illiquid.)
Municipal Notes	Municipal notes generally are used to provide for short-term working capital needs and generally have maturities of one year or less. Municipal notes include bond anticipation notes, construction loan notes, revenue anticipation notes and tax anticipation notes.
Bond Anticipation Notes	Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.
Construction Loan Notes	Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through FNMA or GNMA.
Revenue Anticipation Notes	Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as Federal revenues available under Federal revenue sharing programs.

Investment Technique	Description and Risks	Fund-Specific Limitations
Tax Anticipation Notes	Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.
Taxable Municipal Securities	Taxable municipal securities are municipal securities the interest on which is not exempt from federal income tax. Taxable municipal securities include “private activity bonds” that are issued by or on behalf of states or political subdivisions thereof to finance privately-owned or operated facilities for business and manufacturing, housing, sports, and pollution control and to finance activities of and facilities for charitable institutions. Private activity bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking lots, and low income housing. The payment of the principal and interest on private activity bonds is not backed by a pledge of tax revenues, and is dependent solely on the ability of the facility’s user to meet its financial obligations, and may be secured by a pledge of real and personal property so financed. Interest on these bonds may not be exempt from federal income tax.
Tax-Exempt Commercial Paper	Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.
Participation on Creditors’ Committees	While the Funds do not invest in securities to exercise control over the securities’ issuers, each Fund may, from time to time, participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the relevant Fund to expenses such as legal fees and may deem the Fund an “insider” of the issuer for purposes of the Federal securities laws, and expose the Fund to material nonpublic information of the issuer, and therefore may restrict the Fund’s ability to purchase or sell a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund will participate on such committees only when the Fund’s subadviser believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.
Payable in Kind (“PIK”) Bonds	PIK bonds are obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or “in kind”, which means in the form of additional debt securities. Such securities benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. The Funds will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Funds’ distribution obligations. The market prices of PIK bonds generally are more volatile than the market prices of securities that pay interest periodically, and they are likely to respond to changes

Investment Technique	Description and Risks	Fund-Specific Limitations
in interest rates to a greater degree than would otherwise similar bonds on which regular cash payments of interest are being made.
Ratings	The rating or quality of a debt security refers to a rating agency’s assessment of the issuer’s creditworthiness, i.e., its ability to pay principal and interest when due. Higher ratings indicate better credit quality, as rated by independent rating organizations such as Moody’s, S&P or Fitch, which publish their ratings on a regular basis. Appendix A provides a description of the various ratings provided for bonds (including convertible bonds), municipal bonds, and commercial paper.
After a Fund purchases a debt security, the rating of that security may be reduced below the minimum rating acceptable for purchase by the Fund. A subsequent downgrade does not require the sale of the security, but the Fund’s subadviser will consider such an event in determining whether to continue to hold the obligation. To the extent that ratings established by Moody’s or S&P may change as a result of changes in such organizations or their rating systems, a Fund will invest in securities which are deemed by the Fund’s subadviser to be of comparable quality to securities whose current ratings render them eligible for purchase by the Fund.
Credit ratings issued by credit rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market-value risk and therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.
Revolving Credit Facilities (Revolvers)	Revolvers are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. As the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the Revolver and usually provides for floating or variable rates of interest.
These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To avoid any leveraging concerns, the Fund will segregate or earmark liquid assets with the Fund’s custodian in an amount sufficient to cover its obligations to fund Revolvers.
The Fund may invest in Revolvers with credit quality comparable to that of issuers of its other investments.
Revolvers may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.
Each Fund currently intends to treat Revolvers for which there is no readily available market as illiquid for purposes of that Fund’s limitation on illiquid investments.

Investment Technique	Description and Risks	Fund-Specific Limitations
Sovereign Debt	Each Fund may invest in “sovereign debt,” which is issued or guaranteed by foreign governments (including countries, provinces and municipalities) or their agencies and instrumentalities. Sovereign debt may trade at a substantial discount from face value. The Funds may hold and trade sovereign debt of foreign countries in appropriate circumstances to participate in debt conversion programs. Emerging-market country sovereign debt involves a higher degree of risk than that of developed markets, is generally lower-quality debt, and is considered speculative in nature due, in part, to the extreme and volatile nature of debt burdens in such countries and because emerging market governments can be relatively unstable. The issuer or governmental authorities that control sovereign-debt repayment (“sovereign debtors”) may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt. A sovereign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash-flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy towards the IMF, and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment of these third parties to make such disbursements may be conditioned on the sovereign debtor’s implementation of economic reforms or economic performance and the timely service of the debtor’s obligations. The sovereign debtor’s failure to meet these conditions may cause these third parties to cancel their commitments to provide funds to the sovereign debtor, which may further impair the debtor’s ability or willingness to timely service its debts. In certain instances, the Funds may invest in sovereign debt that is in default as to payments of principal or interest. In the event that the Funds hold non-performing sovereign debt, the Funds may incur additional expenses in connection with any restructuring of the issuer’s obligations or in otherwise enforcing their rights thereunder.
Brady Bonds	Each Fund may invest a portion of its assets in certain sovereign debt obligations known as “Brady Bonds.” Brady Bonds are issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. The Brady Plan contemplates, among other things, the debtor nation’s adoption of certain economic reforms and the exchange of commercial bank debt for newly issued bonds. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as the World Bank or the IMF. The World Bank or IMF supports the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to replenish reserves used to reduce outstanding bank debt. Under these loan agreements or other arrangements with the World Bank or IMF, debtor nations have been required to agree to implement certain

Investment Technique	Description and Risks	Fund-Specific Limitations
domestic monetary and fiscal reforms. The Brady Plan sets forth only general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.
Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds can be viewed as speculative.
Stand-by Commitments	Each Fund may purchase securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which a Fund pays for securities with a stand-by commitment may increase the cost, and thereby reduce the yield, of the security. The primary purpose of this practice is to permit the Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. Stand-by commitments acquired by a Fund are valued at zero in determining the Fund’s NAV. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment.
Strip Bonds	Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.
Tax Credit Bonds (“Build America Bonds”)	Build America Bonds are taxable bonds issued by federal and state local governments that allow a new direct federal payment subsidy. At the election of the state and local governments, the Treasury Department will make a direct payment to the state or local governmental issuer in an amount equal to 35% of the interest payment on the Build America Bonds. As a result, state and local governments will have lower net borrowing costs. This will also make Build America Bonds attractive to a broader group of investors that typically invest in traditional state and local tax-exempt bonds, where interest rates have historically been 20% lower than taxable interest rates.
Tender Option Bonds	Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.

Investment Technique	Description and Risks	Fund-Specific Limitations
Variable and Floating Rate Obligations	Each Fund may purchase securities having a floating or variable rate of interest. These securities pay interest at rates that are adjusted periodically according to a specific formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These securities may carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations.
In order to most effectively use these investments, a Fund’s subadviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most other portfolio securities. If the Fund’s subadviser incorrectly forecasts such movements, the Fund could be adversely affected by the use of variable or floating rate obligations.
The floating and variable rate obligations that the Funds may purchase include variable rate demand securities. Variable rate demand securities are variable rate securities that have demand features entitling the purchaser to resell the securities to the issuer at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest, which may be more or less than the price that the Fund paid for them. The interest rate on variable rate demand securities also varies either according to some objective standard, such as an index of short-term, tax-exempt rates, or according to rates set by or on behalf of the issuer.
When a Fund purchases a floating or variable rate demand instrument, the Fund’s subadviser will monitor, on an ongoing basis, the ability of the issuer to pay principal and interest on demand. The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument to make payment when due, except when such demand instrument permits same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Funds’ custodian subject to a sub-custodian agreement between the bank and the Funds’ custodian.
The floating and variable rate obligations that the Funds may purchase also include certificates of participation in such obligations purchased from banks. A certificate of participation gives the Fund an undivided interest in the underlying obligations in the proportion that the Fund’s interest bears to the total principal amount of the obligation. Certain certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity.
The income received on certificates of participation in tax-exempt municipal obligations constitutes interest from tax-exempt obligations.
Each Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to

Investment Technique	Description and Risks	Fund-Specific Limitations
purchase. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in prevailing market interest rates or changes in the issuer’s creditworthiness.
A floating or variable rate instrument may be subject to a Fund’s percentage limitation on illiquid securities if there is no reliable trading market for the instrument or if the Fund may not demand payment of the principal amount within seven days. (See “Illiquid and Restricted Securities” in this section of the SAI.)
Zero and Deferred Coupon Debt Securities	Each Fund may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity (“deferred coupon” bonds) or until maturity (“zero coupon” bonds). The nonpayment of interest on a current basis may result from the bond’s having no stated interest rate, in which case the bond pays only principal at maturity and is normally initially issued at a discount from face value. Alternatively, the bond may provide for a stated rate of interest, but provide that such interest is not payable until maturity, in which case the bond may initially be issued at par. The value to the investor of these types of bonds is represented by the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the bond’s life or payment deferral period.
Because deferred and zero coupon bonds do not make interest payments for a certain period of time, they are generally purchased by a Fund at a deep discount and their value fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments. The degree of fluctuation with interest rate changes is greater when the deferred period is longer. Therefore, when a Fund invests in zero or deferred coupon bonds, there is a risk that the value of the Fund’s shares may decline more as a result of an increase in interest rates than would be the case if the Fund did not invest in such bonds.
Even though zero and deferred coupon bonds may not pay current interest in cash, each Fund is required to accrue interest income on such investments and to distribute such amounts to shareholders. Thus, a Fund would not be able to purchase income-producing securities to the extent cash is used to pay such distributions, and, therefore, the Fund’s current income could be less than it otherwise would have been. Instead of using cash, the Fund might liquidate investments in order to satisfy these distribution requirements.
Derivative Instruments	Each Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. Each Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

Investment Technique	Description and Risks	Fund-Specific Limitations
Each Fund may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or in pursuit of its investment objective(s) and policies (to seek to enhance returns). When a Fund invests in a derivative, the risks of loss of that derivative may be greater than the derivative’s cost. No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. In addition to other considerations, a Fund’s ability to use derivative instruments may be limited by tax considerations. (See “Dividends, Distributions and Taxes” in this SAI.)
Investments in derivatives may subject a Fund to special risks in addition to normal market fluctuations and other risks inherent in investment in securities. For example, a percentage of the Fund’s assets may be segregated to cover its obligations with respect to the derivative investment, which may make it more difficult for the Fund’s subadviser to meet redemption requests or other short-term obligations.
Investments in derivatives in general are also subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.
Commodity Interests
Certain of the derivative investment types permitted for the Funds may be considered commodity interests for purposes of the CEA and regulations approved by the CFTC. However, each Fund intends to limit the use of such investment types as required to qualify for exclusion or exemption from being considered a “commodity pool” or otherwise as a vehicle for trading in commodity interests under such regulations. As a result, except as otherwise noted below each Fund has filed a notice of exclusion under CFTC Regulation 4.5 or exemption under CFTC Regulation 4.13(a)(3).
The CFTC recently adopted amendments to its rules that may affect the Funds’ ability to continue to claim exclusion or exemption from regulation. If a Fund’s use of these techniques would cause the Fund to be considered a “commodity pool” under the CEA, then the Adviser would be subject to registration and regulation as the Fund’s commodity pool operator, and the Fund’s subadviser may be subject to registration and regulation as the Fund’s commodity trading advisor. A Fund may incur additional expense as a result of the CFTC’s registration and regulation obligations, and the Fund’s use of these techniques and other instruments may be limited or restricted.
As of the date of this SAI, each Fund intends to limit the use of such investment types as required to qualify for exclusion from being considered a “commodity pool” or otherwise as a vehicle for trading in commodity interests under such regulations, and each Fund has filed a notice of exclusion under CFTC Regulation 4.5 or exemption under CFTC Regulation 4.13(a)(3).
Credit-linked Notes	Credit-linked notes are derivative instruments used to transfer credit risk. The performance of the notes is linked to the performance of the underlying reference obligation or reference portfolio (“reference entities”). The notes are usually issued by a special purpose vehicle that sells credit protection through a credit default swap agreement in return for a premium and an obligation to pay the transaction sponsor should a reference entity experience a credit event, such as bankruptcy.

Investment Technique	Description and Risks	Fund-Specific Limitations
The special purpose vehicle invests the proceeds from the notes to cover its contingent obligation. Revenue from the investments and the money received as premium are used to pay interest to note holders. The main risk of credit linked notes is the risk of default to the reference obligation of the credit default swap. Should a default occur, the special purpose vehicle would have to pay the transaction sponsor, subordinating payments to the note holders. Credit linked notes also may not be liquid and may be subject to currency and interest rate risks as well.
Equity-linked Derivatives	Each Fund may invest in equity-linked derivative products, the performance of which is designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or to a single stock. Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the securities purchased to replicate a particular investment or that such basket will replicate the investment.
Investments in equity-linked derivatives may constitute investments in other investment companies. (See “Mutual Fund Investing” in this section of the SAI for information regarding the implications of a Fund investing in other investment companies.)
Eurodollar Instruments	The Funds may invest in Eurodollar instruments. Eurodollar instruments are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar instruments to hedge against changes in interest rates or to enhance returns.
Eurodollar obligations are subject to the same risks that pertain to domestic issuers, most notably income risk (and, to a lesser extent, credit risk, market risk, and liquidity risk). Additionally, Eurodollar obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and expropriation or nationalization of foreign issuers. However, Eurodollar obligations will undergo the same type of credit analysis as domestic issuers in which a Fund invests.
Foreign Currency Forward Contracts, Futures and Options	Each Fund may engage in certain derivative foreign currency exchange and option transactions involving investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If a Fund’s subadviser’s predictions of movements in the direction of securities prices or currency exchange rates are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Risks inherent in the use of option and foreign currency forward and futures contracts

Investment Technique	Description and Risks	Fund-Specific Limitations
include: (1) dependence on the Fund’s subadviser’s ability to correctly predict movements in the direction of securities prices and currency exchange rates; (2) imperfect correlation between the price of options and futures contracts and movements in the prices of the securities or currencies being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. The Fund’s ability to enter into futures contracts is also limited by the requirements of the Code for qualification as a regulated investment company. (See the “Dividends, Distributions and Taxes” section of this SAI.)
A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. In addition, a Fund may write covered put and call options on foreign currencies for the purpose of increasing its return.
A Fund may enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts. For certain hedging purposes, the Fund may also purchase exchange-listed and over-the-counter put and call options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the Fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the Fund the right to purchase the currency at the exercise price until the expiration of the option.
When engaging in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the values of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, the Fund may purchase put or call options on foreign currency and on foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. (A Fund may also purchase or sell foreign currency on a spot basis, as discussed in “Foreign Currency Transactions” under “Foreign Investing” in this section of the SAI.)
The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature. It is also impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures

Investment Technique	Description and Risks	Fund-Specific Limitations
contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.
Hedging techniques do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from the increase in value of such currency.
A Fund may seek to increase its return or to offset some of the costs of hedging against fluctuations in currency exchange rates by writing covered put options and covered call options on foreign currencies. In that case, the Fund receives a premium from writing a put or call option, which increases the Fund’s current return if the option expires unexercised or is closed out at a net profit. A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.
A Fund’s currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. A Fund’s subadviser will engage in such “cross hedging” activities when it believes that such transactions provide significant hedging opportunities for the Fund. Cross hedging transactions by a Fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.
Foreign currency forward contracts, futures and options may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the relevant Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Investment Technique	Description and Risks	Fund-Specific Limitations
The types of derivative foreign currency exchange transactions most commonly employed by the Funds are discussed below, although each Fund is also permitted to engage in other similar transactions to the extent consistent with the Fund’s investment limitations and restrictions.
Foreign Currency Forward Contracts	A foreign currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (“term”) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.
A Fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily in an amount not less than the value of the Fund’s total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities specifically designated declines, additional cash or securities will be added so that the specifically designated amount is not less than the amount of the Fund’s commitments with respect to such contracts.
Foreign Currency Futures Transactions	Each Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.
Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.
Purchasers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. In addition, there are risks associated with foreign currency futures contracts similar to those associated with options on foreign currencies. (See “Foreign Currency Options” and “Futures Contracts and Options on Futures Contracts”, each in this sub-section of the SAI.) The Fund must accept or make delivery of the underlying foreign currency, through banking arrangements, in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.
To the extent required to comply with SEC Release No. IC-10666, when entering into a futures contract or an option transaction, a Fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the net amount of the Fund’s obligation. For foreign currency futures

Investment Technique	Description and Risks	Fund-Specific Limitations
transactions, the prescribed amount will generally be the daily value of the futures contract, marked to market.
Futures contracts are designed by boards of trade which are designated “contracts markets” by the CFTC. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts. As of the date of this SAI, the Funds may invest in futures contracts under specified conditions without being regulated as commodity pools. However, under recently amended CFTC rules the Funds’ ability to maintain the exclusions/exemptions from the definition of commodity pool may be limited. (See “Commodity Interests” in this section of the SAI.)
Foreign Currency Options	A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.
A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if the Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.
The value of a foreign currency option depends upon the value of the underlying currency relative to the other referenced currency. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a “hedged” investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Funds may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.
As in the case of other kinds of options, the use of foreign currency options constitutes only a partial hedge, and a Fund could be required

Investment Technique	Description and Risks	Fund-Specific Limitations
to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may not necessarily constitute an effective hedge against fluctuations in exchange rates and, in the event of rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.
Options on foreign currencies written or purchased by a Fund may be traded on U.S. or foreign exchanges or over the counter. There is no systematic reporting of last sale information for foreign currencies traded over the counter or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.
For additional information about options transactions, see “Options” under “Derivative Investments” in this section of the SAI.
Foreign Currency Warrants	Foreign currency warrants such as currency exchange warrants are warrants that entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between two specified currencies as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.
Foreign currency warrants may be used to reduce the currency exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).
Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. Upon exercise of warrants, there may be a delay between the time the holder gives instructions to exercise and the time the exchange rate relating to exercise is determined, thereby affecting both the market and cash settlement

Investment Technique	Description and Risks	Fund-Specific Limitations
values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.
Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the OCC. Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants could be considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.
Performance Indexed Paper	Performance indexed paper is commercial paper the yield of which is linked to certain currency exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the designated currencies as of or about the time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.
Principal Exchange Rate Linked Securities (“PERLS”)	PERLS are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the particular currencies at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the currency to which the security is linked appreciates against the base currency, and is adversely affected by increases in the exchange value of the base currency. “Reverse” PERLS are like the “standard” securities, except that their return is enhanced by increases in the value of the base currency and adversely impacted by increases in the value of other currency. Interest payments on the securities are generally made at rates that reflect the degree of currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the currency exchange risk, or relatively lower interest rates if the issuer has assumed some of the currency exchange risk, based on the expectations of the current market). PERLS may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Investment Technique	Description and Risks	Fund-Specific Limitations
Futures Contracts and Options on Futures Contracts	Each Fund may use interest rate, foreign currency, dividend, volatility or index futures contracts. An interest rate, foreign currency, dividend, volatility or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency, dividend basket or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies, and it is expected that other futures contracts will be developed and traded in the future. Interest rate and volatility futures contracts currently are traded in the United States primarily on the floors of the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. Interest rate futures also are traded on foreign exchanges such as the London International Financial Futures Exchange and the Singapore International Monetary Exchange. Interest rate futures also are traded on foreign exchanges such as the London International Financial Futures Exchange and the Singapore International Monetary Exchange. Volatility futures also are traded on foreign exchanges such as Eurex. Dividend futures are also traded on foreign exchanges such as Eurex, NYSE Euronext Liffe, London Stock Exchange and the Singapore International Monetary Exchange.
A Fund may purchase and write call and put options on futures. Futures options possess many of the same characteristics as options on securities and indexes discussed above. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.
Except as otherwise described in this SAI, the Funds will limit their use of futures contracts and futures options to hedging transactions and in an attempt to increase total return, in accordance with Federal regulations. The costs of, and possible losses incurred from, futures contracts and options thereon may reduce the Fund’s current income and involve a loss of principal. Any incremental return earned by the Fund resulting from these transactions would be expected to offset anticipated losses or a portion thereof.
The Funds will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

Investment Technique	Description and Risks	Fund-Specific Limitations
When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Funds expect to earn interest income on their initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV, the Fund will mark to market its open futures positions.
The Funds are also required to deposit and maintain margin with respect to put and call options on futures contracts written by them. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the relevant Fund.
To the extent required to comply with SEC Release No. IC-10666, when entering into a futures contract or an option on a futures contract, a Fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the prescribed amount. Generally, for cash-settled futures contracts the prescribed amount is the net amount of the Fund’s obligation, and for non-cash-settled futures contracts the prescribed about is the notional value of the reference obligation.
Futures contracts are designed by boards of trade which are designated “contracts markets” by the CFTC. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts. A Fund’s ability to claim an exclusion or exemption from the definition of a commodity pool may be limited when the Fund invests in futures contracts. (See “Commodity Interests” in this SAI.)
The requirements of the Code for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. (See the “Dividends, Distributions and Taxes” section of this SAI.)
Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale

Investment Technique	Description and Risks	Fund-Specific Limitations
price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sales price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.
Positions in futures contracts and related options may be closed out only on an exchange which provides a secondary market for such contracts or options. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities to meet its margin obligations at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund’s ability to hedge its portfolio effectively.
There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also limit a hedger’s opportunity to benefit fully from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Fund to incur additional brokerage commissions and may cause an increase in the Fund’s portfolio turnover rate.
The successful use of futures contracts and related options may also depend on the ability of the relevant Fund’s subadviser to forecast correctly the direction and extent of market movements, interest rates and other market factors within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the transaction which is not offset by an increase in the value of its portfolio securities. Options and futures may also fail as a hedging technique in cases where the movements of the securities underlying the options and futures do not follow the price movements of the hedged portfolio securities. As a result, the Fund’s total return for the period may be less than if it had not engaged in the hedging transaction. The loss from investing in futures transactions is potentially unlimited.
Utilization of futures contracts by a Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the

Investment Technique	Description and Risks	Fund-Specific Limitations
securities. It is possible that, where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund’s portfolio may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.
The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through offsetting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions because such action would reduce the liquidity of the futures market. In addition, from the point of view of speculators, because the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.
Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for the Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.
For additional information about options transactions, see “Options” under “Derivative Investments” in this section of the SAI.
Mortgage-Related and Other Asset-Backed Securities	Each Fund may purchase mortgage-related and other asset-backed securities, which collectively are securities backed by mortgages, installment contracts, credit card receivables or other financial assets. Asset-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made periodically, thus in effect “passing through” such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed

Investment Technique	Description and Risks	Fund-Specific Limitations
instrument, in particular, is likely to be less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments, where applicable. For this and other reasons, an asset-backed security’s stated maturity may be different, and the security’s total return may be difficult to predict precisely.
If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected prepayments will decrease yield to maturity.
Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities in the Fund’s portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. The longer the remaining maturity of a security the greater the effect of interest rate changes will be. Changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of its creditworthiness also affect the market value of that issuer’s debt securities.
In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund, to the extent that it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. If this occurs, that Fund’s yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.
Duration is one of the fundamental tools used by a Fund’s subadviser in managing interest rate risks including prepayment risks. Traditionally, a debt security’s “term to maturity” characterizes a security’s sensitivity to changes in interest rates. “Term to maturity,” however, measures only the time until a debt security provides its final payment, taking no account of prematurity payments. Most debt securities provide interest (“coupon”) payments in addition to a final (“par”) payment at maturity, and some securities have call provisions allowing the issuer to repay the instrument in full before maturity date, each of which affect the security’s response to interest rate changes. “Duration” therefore is generally considered a more precise measure of interest rate risk than “term to maturity.” Determining duration may

Investment Technique	Description and Risks	Fund-Specific Limitations
involve a subadviser’s estimates of future economic parameters, which may vary from actual future values. Generally, fixed income securities with longer effective durations are more responsive to interest rate fluctuations than those with shorter effective durations. For example, if interest rates rise by 1%, the value of securities having an effective duration of three years will generally decrease by approximately 3%.
Descriptions of some of the different types of mortgage-related and other asset-backed securities most commonly acquired by the Funds are provided below. In addition to those shown, other types of mortgage-related and asset-backed investments are, or may become, available for investment by the Funds.
Collateralized Mortgage Obligations (“CMOs”)	CMOs are hybrid instruments with characteristics of both mortgage-backed and mortgage pass-through securities. Interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by entities such as GNMA, FHLMC, or FNMA, and their income streams.
CMOs are typically structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes typically receive principal only after the first class has been retired. An investor may be partially guarded against a sooner than desired return of principal because of the sequential payments.
FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates and are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. The amount of principal payable on each monthly payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule. Sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking-fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Investment Technique	Description and Risks	Fund-Specific Limitations
CMO Residuals	CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans. As described above, the cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The “residual” in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and, in particular, the prepayment experience on the mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. In certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.
CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may be subject to certain restrictions on transferability, may be deemed illiquid and therefore subject to the Funds’ limitations on investment in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.)
Mortgage Pass-through Securities	Mortgage pass-through securities are interests in pools of mortgage loans, assembled and issued by various governmental, government-related, and private organizations. Unlike other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs. “Modified pass-through” securities (such as securities issued by GNMA) entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.
The principal governmental guarantor of U.S. mortgage-related securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing

Investment Technique	Description and Risks	Fund-Specific Limitations
Administration insured or Veterans Administration guaranteed mortgages. Government-related guarantors whose obligations are not backed by the full faith and credit of the United States Government include FNMA and FHLMC. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC issues Participation Certificates that represent interests in conventional mortgages from FHLMC’s national portfolio. FNMA and FHLMC guarantee the timely payment of interest and ultimate collection of principal on securities they issue, but the securities they issue are neither issued nor guaranteed by the United States Government.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments for such securities. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund’s subadviser determines that the securities meet the Fund’s quality standards. Securities issued by certain private organizations may not be readily marketable and may therefore be subject to the Funds’ limitations on investments in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.)
Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions set forth in the “Investment Restrictions” section of this SAI by virtue of the exclusion from the test available to all U.S. Government securities. The Funds will take the position that privately-issued, mortgage-related securities, and other asset-backed securities, do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or

Investment Technique	Description and Risks	Fund-Specific Limitations
guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.
It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by the actions of the U.S. Government to tighten the availability of its credit. On September 7, 2008, the FHFA, an agency of the U.S. Government, placed FNMA and FHLMC into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate FNMA and FHLMC until they are stabilized. The conservatorship is still in effect as of the date of this SAI and has no specified termination date. There can be no assurance as to when or how the conservatorship will be terminated or whether FNMA or FHLMC will continue to exist following the conservatorship or what their respective business structures will be during or following the conservatorship. FHFA, as conservator, has the power to repudiate any contract entered into by FNMA or FHLMC prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. Furthermore, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. If FHFA were to transfer any such guarantee obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guarantee obligation and would be exposed to the credit risk of that party.
Other Asset-Backed Securities	Through trusts and other special purpose entities, various types of securities based on financial assets other than mortgage loans are increasingly available, in both pass-through structures similar to mortgage pass-through securities described above and in other structures more like CMOs. As with mortgage-related securities, these asset-backed securities are often backed by a pool of financial assets representing the obligations of a number of different parties. They often include credit-enhancement features similar to mortgage-related securities.
Financial assets on which these securities are based include automobile receivables; credit card receivables; loans to finance boats, recreational vehicles, and mobile homes; computer, copier, railcar, and medical equipment leases; and trade, healthcare, and franchise receivables. In general, the obligations supporting these asset-backed securities are of shorter maturities than mortgage loans and are less likely to experience

Investment Technique	Description and Risks	Fund-Specific Limitations
substantial prepayments. However, obligations such as credit card receivables are generally unsecured and the obligors are often entitled to protection under a number of consumer credit laws granting, among other things, rights to set off certain amounts owed on the credit cards, thus reducing the balance due. Other obligations that are secured, such as automobile receivables, may present issuers with difficulties in perfecting and executing on the security interests, particularly where the issuer allows the servicers of the receivables to retain possession of the underlying obligations, thus increasing the risk that recoveries on defaulted obligations may not be adequate to support payments on the securities.
Stripped Mortgage-backed Securities (“SMBS”)	SMBS are derivative multi-class mortgage securities. They may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities even if the security is in one of the highest rating categories. The market value of the PO class generally is unusually volatile in response to changes in interest rates.
Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed illiquid and therefore subject to the Funds’ limitations on investment in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.)
Each Fund may invest in other mortgage-related securities with features similar to those described above, to the extent consistent with the relevant Fund’s investment objectives and policies.
Options	Each Fund may purchase or sell put and call options on securities, indices and other financial instruments. Options may relate to particular securities, foreign and domestic securities indices, financial instruments, volatility, credit default, foreign currencies or the yield differential between two securities. Such options may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the OCC.
A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying

Investment Technique	Description and Risks	Fund-Specific Limitations
security at the stated exercise price before the expiration of the option, regardless of the market price of the security. A premium is paid to the writer by the purchaser in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell and a writer the obligation to buy the security at the stated exercise price before the expiration date of the option, regardless of the market price of the security.
To the extent required to comply with SEC Release No. IC-10666, options written by a Fund will be covered and will remain covered as long as the Fund is obligated as a writer. A call option is “covered” if the Fund owns the underlying security or its equivalent covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if such cash is segregated) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share or equal principal amount basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if appropriate liquid assets representing the difference are segregated by the Fund. A put option is “covered” if the Fund maintains appropriate liquid securities with a value equal to the exercise price, or owns on a share-for-share or equal principal amount basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.
A Fund’s obligation to sell an instrument subject to a covered call option written by it, or to purchase an instrument subject to a secured put option written by it, may be terminated before the expiration of the option by the Fund’s execution of a closing purchase transaction. This means that a Fund buys an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a closing purchase plus related transaction costs may be greater than the premium received upon the original option, in which event the Fund will experience a loss. There is no assurance that a liquid secondary market will exist for any particular option. A Fund that has written an option and is unable to effect a closing purchase transaction will not be able to sell the underlying instrument (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned instrument is delivered upon exercise. The Fund will be subject to the risk of market decline or appreciation in the instrument during such period.
To the extent required to comply with SEC Release No. IC-10666, when entering into an option transaction, a Fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid,

Investment Technique	Description and Risks	Fund-Specific Limitations
unencumbered and marked to market daily equal to the prescribed amount. For options transactions, the prescribed amount will generally be the market value of the underlying instrument but will not be less than the exercise price.
Options purchased are recorded as an asset and written options are recorded as liabilities to the extent of premiums paid or received. The amount of this asset or liability will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a Fund expires unexercised, the Fund will realize a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the liability related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.
Options trading is a highly specialized activity that entails more complex and potentially greater than ordinary investment risk. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.
There are several other risks associated with options. For example, there are significant differences among the securities, currency, volatility, credit default and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons that include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the OCC may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Investment Technique	Description and Risks	Fund-Specific Limitations
The staff of the SEC currently takes the position that options not traded on registered domestic securities exchanges and the assets used to cover the amount of the Fund’s obligation pursuant to such options are illiquid, and are therefore subject to each Fund’s limitation on investments in illiquid securities. However, for options written with “primary dealers” in U.S. Government securities pursuant to an agreement requiring a closing transaction at the formula price, the amount considered to be illiquid may be calculated by reference to a formula price. (See “Illiquid and Restricted Securities” in this section of the SAI.)
Options on Indexes and “Yield Curve” Options	Each Fund may enter into options on indexes or options on the “spread,” or yield differential, between two fixed income securities, in transactions referred to as “yield curve” options. Options on indexes and yield curve options provide the holder with the right to make or receive a cash settlement upon exercise of the option. With respect to options on indexes, the amount of the settlement will equal the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple. With respect to yield curve options, the amount of the settlement will equal the difference between the yields of designated securities.
With respect to yield curve options, a call or put option is covered if a Fund holds another call or put, respectively, on the spread between the same two securities and maintains in a segregated account liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option is generally limited to the difference between the amount of the Fund’s liability under the option it wrote less the value of the option it holds. A Fund may also cover yield curve options in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.
The trading of these types of options is subject to all of the risks associated with the trading of other types of options. In addition, however, yield curve options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.
Reset Options	In certain instances, a Fund may purchase or write options on U.S. Treasury securities, which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as “reset” options or “adjustable strike” options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a “reset” option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a “reset” option, at the time of

Investment Technique	Description and Risks	Fund-Specific Limitations
exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by a Fund is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where a Fund purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.
Swaptions	A Fund may enter into swaption contracts, which give the right, but not the obligation, to buy or sell an underlying asset or instrument at a specified strike price on or before a specified date. Over-the-counter swaptions, although providing greater flexibility, may involve greater credit risk than exchange-traded options as they are not backed by the clearing organization of the exchanges where they are traded, and as such, there is a risk that the seller will not settle as agreed. A Fund’s financial liability associated with swaptions is linked to the marked-to-market value of the notional underlying investments. Purchased swaption contracts are exposed to a maximum loss equal to the price paid for the option/swaption (the premium) and no further liability. Written swaptions, however, give the right of potential exercise to a third party, and the maximum loss to the Fund in the case of an uncovered swaption is unlimited.
Swap Agreements	Each Fund may enter into swap agreements on, among other things, interest rates, indices, securities and currency exchange rates. A Fund’s subadviser may use swaps in an attempt to obtain for the Fund a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Fund’s obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s obligations under a swap agreement will be accrued daily on the Fund’s accounting records (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty

Investment Technique	Description and Risks	Fund-Specific Limitations
will be covered by specifically designating on the accounting records of the Fund liquid assets to avoid leveraging of the Fund’s portfolio.
Because swap agreements are two-party contracts and may have terms of greater than seven days, they may be considered to be illiquid and therefore subject to the Funds’ limitations on investment in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.) Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund’s subadviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds’ repurchase agreement guidelines. (See “Repurchase Agreements” in this section of the SAI.) Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to use swap agreements. (See the “Dividends, Distributions and Taxes” section of this SAI.) The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by eligible participants and must meet certain conditions (each pursuant to the CEA and regulations of the CFTC). However, recent CFTC rule amendments dictate that certain swap agreements be considered commodity interests for purposes of the CEA. (See “Commodity Interests” in this section of the SAI for additional information regarding the implications of investments being considered commodity interests under the CEA.)
Recently, the SEC and the CFTC have developed rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act to create a new, comprehensive regulatory framework for swap transactions. Under the new regulations, certain swap transactions will be required to be executed on a regulated trading platform and cleared through a derivatives clearing organization. Additionally, the new regulations impose other requirements on the parties entering into swap transactions, including requirements relating to posting margin, and reporting and documenting swap transactions. A Fund engaging in swap transactions may incur additional expenses as a result of these new regulatory requirements. The Adviser is continuing to monitor the implementation of the new regulations and to assess their impact on the Funds.
Credit Default Swap Agreements	Each Fund may enter into credit default swap agreements. A credit default swap is a bilateral financial contract in which one party (the protection buyer) pays a periodic fee in return for a contingent payment by the protection seller following a credit event of a reference issuer. The protection buyer must either sell particular obligations

Investment Technique	Description and Risks	Fund-Specific Limitations
issued by the reference issuer for its par value (or some other designated reference or strike price) when a credit event occurs or receive a cash settlement based on the difference between the market price and such reference price. A credit event is commonly defined as bankruptcy, insolvency, receivership, material adverse restructuring of debt, or failure to meet payment obligations when due. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing; however, if an event of default occurs, the Fund receives full notional value for a reference obligation that may have little or no value. As a seller, a Fund receives a periodic fee throughout the term of the contract, provided there is no default event; if an event of default occurs, the Fund must pay the buyer the full notional value of the reference obligation. The value of the reference obligation received by the Fund as a seller, coupled with the periodic payments previously received, may be less than the full notional value the Fund pays to the buyer, resulting in a loss of value to the Fund.
As with other swaps, when a Fund enters into a credit default swap agreement, to the extent required by applicable law and regulation the Fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to the Fund’s net exposure under the swap (the “Segregated Assets”). Generally, the minimum cover amount for a swap agreement is the amount owed by the Fund, if any, on a daily mark-to-market basis. With respect to swap contracts that provide for the netting of payments, the net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of Segregated Assets having an aggregate market value at least equal to the accrued excess will be maintained to cover the transactions in accordance with SEC positions. With respect to swap contracts that do not provide for the netting of payments by the counterparties, the full notional amount for which the Fund is obligated under the swap contract with respect to each swap contract will be accrued on a daily basis and an amount of Segregated Assets having an aggregate market value at least equal to the accrued full notional value will be maintained to cover the transactions in accordance with SEC positions. When the Fund sells protection on an individual credit default swap, upon a credit event, the Fund may be obligated to pay the cash equivalent value of the asset. Therefore, the cover amount will be the notional value of the underlying credit. With regard to selling protection on an index (CDX), as a practical matter, the Fund would not be required to pay the full notional amount of the index; therefore, only the amount owed by the Fund, if any, on a daily mark-to-market basis is required as cover.
Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. A Fund will enter into swap agreements only with counterparties deemed creditworthy by the Fund’s subadviser.

Investment Technique	Description and Risks	Fund-Specific Limitations
Dividend Swap Agreements	A dividend swap agreement is a financial instrument where two parties contract to exchange a set of future cash flows at set dates in the future. One party agrees to pay the other the future dividend flow on a stock or basket of stocks in an index, in return for which the other party gives the first call options. Dividend swaps generally are traded over the counter rather than on an exchange.
Inflation Swap Agreements	Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (e.g., the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), while the other pays a compounded fixed rate. Inflation swap agreements may be used by a Fund to hedge the inflation risk associated with non-inflation indexed investments, thereby creating “synthetic” inflation-indexed investments. One factor that may lead to changes in the values of inflation swap agreements is a change in real interest rates, which are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, which may lead to a decrease in value of an inflation swap agreement.
Total Return Swap Agreements	“Total return swap” is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of cash flows based upon an agreed rate. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. A total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, which is often LIBOR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between the two parties. No notional amounts are exchanged with total return swaps.
Variance and Correlation Swap Agreements	Variance swap agreements are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. “Actual variance” as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its “volatility”) over the length of the contract term. In other words, the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swap agreements are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation realized on the underlying equity securities within a given equity index. “Correlation” as used here is defined as the weighted average of the correlations between the daily returns of each pair of securities within a given equity index. If two assets are said to be closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories. A Fund may enter into variance or correlation swaps in an attempt to hedge equity market risk or adjust exposure to the equity markets.

Investment Technique	Description and Risks	Fund-Specific Limitations
Equity Securities	The Funds may invest in equity securities. Equity securities include common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities.
Common stockholders are the owners of the company issuing the stock and, accordingly, usually have the right to vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, in the event of liquidation of the company, would be entitled to their pro rata shares of the company’s assets after creditors (including fixed income security holders) and, if applicable, preferred stockholders are paid. Preferred stock is a class of stock having a preference over common stock as to dividends or upon liquidation. A preferred stockholder is a shareholder in the company and not a creditor of the company as is a holder of the company’s fixed income securities. Dividends paid to common and preferred stockholders are distributions of the earnings or other surplus of the company and not interest payments, which are expenses of the company. Equity securities owned by the Fund may be traded in the over-the-counter market or on a securities exchange and may not be traded every day or in the volume typical of securities traded on a major U.S. national securities exchange. As a result, disposition by the Fund of a portfolio security to meet redemptions by shareholders or otherwise may require the Fund to sell the security at less than the reported value of the security, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth.
Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than other types of securities. Smaller or newer issuers may be more likely to realize more substantial growth or suffer more significant losses. Investments in these companies can be both more volatile and more speculative. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of the Fund to fluctuate.
Initial Public Offerings	A Fund may invest in a company’s securities at the time of a company’s initial public offering (“IPO”). Companies involved in IPOs are often smaller and have a limited operating history, which involves a greater risk that the value of their securities will be impaired following the IPO. In addition, market psychology prevailing at the time of an IPO can have a substantial and unpredictable effect on the price of an IPO security, causing the price of a company’s securities to be particularly volatile at the time of its IPO and for a period thereafter. As a result, a Fund’s Adviser or subadviser might decide to sell an IPO security more quickly than it would otherwise, which may result in significant gains or losses to the Fund.

Investment Technique	Description and Risks	Fund-Specific Limitations
Securities of Small and Mid Capitalization Companies	While small and medium-sized issuers in which a Fund invests may offer greater opportunities for capital appreciation than larger market capitalization issuers, investments in such companies may involve greater risks and thus may be considered speculative. For example, smaller companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In addition, many small and mid-capitalization company stocks trade less frequently and in smaller volume, and may be subject to more abrupt or erratic price movements, than stocks of larger companies. The securities of small and mid-capitalization companies may also be more sensitive to market changes than the securities of larger companies. When a Fund invests in small or mid-capitalization companies, these factors may result in above-average fluctuations in the NAV of the Fund’s shares. Therefore, a Fund investing in such securities should be considered as a long-term investment and not as a vehicle for seeking short-term profits. Similarly, an investment in a Fund solely investing in such securities should not be considered a complete investment program.
Market capitalizations of companies in which the Funds invest are determined at the time of purchase.
Unseasoned Companies	As a matter of operating policy, each Fund may invest to a limited extent in securities of unseasoned companies and new issues. The Adviser regards a company as unseasoned when, for example, it is relatively new to, or not yet well established in, its primary line of business. Such companies generally are smaller and younger than companies whose shares are traded on the major stock exchanges. Accordingly, their shares are often traded over-the-counter and their share prices may be more volatile than those of larger, exchange-listed companies. Generally a Fund will not invest more than 5% of its total assets in securities of any one company with a record of fewer than three years’ continuous operation (including that of predecessors).
Foreign Investing	The Funds may invest in a broad range of securities of foreign issuers, including equity, debt and convertible securities and foreign government securities. The Funds may purchase the securities of issuers from various countries, including countries commonly referred to as “emerging markets.” The Funds may also invest in domestic securities denominated in foreign currencies.
Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Foreign issuers may become subject to sanctions imposed by the United States or another country, which could result in the immediate freeze of the foreign issuers’ assets or securities. The imposition of such sanctions could impair the market value of the securities of such foreign issuers and limit a Fund’s ability

Investment Technique	Description and Risks	Fund-Specific Limitations
to buy, sell, receive or deliver the securities. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by a Fund will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of Gross National Product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Finally, the Funds may encounter difficulty in obtaining and enforcing judgments against issuers of foreign securities.
Securities of U.S. issuers denominated in foreign currencies may be less liquid and their prices more volatile than securities issued by domestic issuers and denominated in U.S. dollars. In addition, investing in securities denominated in foreign currencies often entails costs not associated with investment in U.S. dollar-denominated securities of U.S. issuers, such as the cost of converting foreign currency to U.S. dollars, higher brokerage commissions, custodial expenses and other fees. Non-U.S. dollar denominated securities may be subject to certain withholding and other taxes of the relevant jurisdiction, which may reduce the yield on the securities to the Funds and which may not be recoverable by the Funds or their investors.
The Trust may use an eligible foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Trust’s foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.
Settlement procedures relating to the Funds’ investments in foreign securities and to the Funds’ foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Funds’ domestic investments. For example, settlement of transactions involving foreign securities or foreign currency may occur within a foreign country, and a Fund may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the

Investment Technique	Description and Risks	Fund-Specific Limitations
risk that an entity involved in the settlement may not meet its obligations. Settlement procedures in many foreign countries are less established than those in the United States, and some foreign country settlement periods can be significantly longer than those in the United States.
Depositary Receipts	Each Fund permitted to hold foreign securities may also hold ADRs, ADSs, GDRs and EDRs. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as CDRs, are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. GDRs are similar to EDRs and are designed for use in several international financial markets. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of a Fund’s investment policies, its investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the underlying foreign securities.
Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of the Fund’s investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities. Thus, a Depositary Receipt representing ownership of common stock will be treated as common stock.
Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values generally depend on the performance of a foreign security denominated in its home currency. (The risks of foreign investing are addressed above in this section of the SAI under the heading “Foreign Investing.”) In addition to risks associated with the underlying portfolio of securities, receipt holders also must consider credit standings of the custodians and broker/dealer sponsors. The receipts are not registered with the SEC and qualify as Rule 144A securities which may make them more difficult and costly to sell. (For information about Rule 144A securities, see “Illiquid and Restricted Securities” in this section of the SAI.)
Emerging Market Securities	The Funds may invest in countries or regions with relatively low gross national product per capita compared to the world’s major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any

Investment Technique	Description and Risks	Fund-Specific Limitations
country: (i) having an “emerging stock market” as defined by the International Finance Corporation; (ii) with low-to-middle-income economies according to the World Bank; (iii) listed in World Bank publications as developing; or (iv) determined by the adviser to be an emerging market as defined above.
Certain emerging market countries are either comparatively underdeveloped or are in the process of becoming developed and may consequently be economically dependent on a relatively few or closely interdependent industries. A high proportion of the securities of many emerging market issuers may also be held by a limited number of large investors trading significant blocks of securities. While a Fund’s subadviser will strive to be sensitive to publicized reversals of economic conditions, political unrest and adverse changes in trading status, unanticipated political and social developments may affect the values of the Fund’s investments in such countries and the availability of additional investments in such countries.
The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of portfolio securities or, if a Fund has entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries.
Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, a country could impose temporary restrictions on foreign capital remittances, whether because deterioration occurs in an emerging market’s balance of payments or for other reasons. The Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments.
Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or

Investment Technique	Description and Risks	Fund-Specific Limitations
controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Funds.
Foreign Currency Transactions	When investing in securities denominated in foreign currencies, the Funds will be subject to the additional risk of currency fluctuations. An adverse change in the value of a particular foreign currency as against the U.S. dollar, to the extent that such change is not offset by a gain in other foreign currencies, will result in a decrease in the Fund’s assets. Any such change may also have the effect of decreasing or limiting the income available for distribution. Foreign currencies may be affected by revaluation, adverse political and economic developments, and governmental restrictions. Further, no assurance can be given that currency exchange controls will not be imposed on any particular currency at a later date.
As a result of its investments in foreign securities, a Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Fund may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Fund’s subadviser believes that the applicable rate is unfavorable at the time the currencies are received or the Fund’s subadviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time.
In addition, a Fund may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. A Fund may hold foreign currency in anticipation of purchasing foreign securities.
A Fund may also elect to take delivery of the currencies’ underlying options or forward contracts if, in the judgment of the Fund’s subadviser, it is in the best interest of the Fund to do so. In such instances as well, the Fund may convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.
While the holding of currencies will permit a Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund’s position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Fund’s profit or loss on currency options or forward contracts, as well as its hedging strategies.
When a Fund effects foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market, the Fund incurs expenses in converting assets from one currency to another. A Fund may also effect other types of foreign currency exchange transactions, which have their own risks and costs.

Investment Technique	Description and Risks	Fund-Specific Limitations
For information about such transactions, please see “Foreign Currency Forward Contracts, Futures and Options” under “Derivatives” in this section of the SAI.
Foreign Investment Companies	Some of the countries in which the Funds may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Investments in such countries may be permitted only through foreign government-approved or -authorized investment vehicles, which may include other investment companies. These funds may also invest in other investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Those expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. For additional information, see “Mutual Fund Investing” in this section of the SAI.
Privatizations	The governments of some foreign countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises (“privatizations”). Privatizations may offer opportunities for significant capital appreciation. In certain foreign countries, the ability of foreign entities such as the Funds to participate in privatizations may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.
Funding Agreements	Each Fund may invest in funding agreements, which are insurance contracts between an investor and the issuing insurance company. For the issuer, they represent senior obligations under an insurance product. For the investor, and from a regulatory perspective, these agreements are treated as securities. These agreements, like other insurance products, are backed by claims on the general assets of the issuing entity and rank on the same priority level as other policy holder claims. Funding agreements typically are issued with a one-year final maturity and a variable interest rate, which may adjust weekly, monthly, or quarterly. Some agreements carry a seven-day put feature. A funding agreement without this feature is considered illiquid and will therefore be subject to the Funds’ limitations on investments in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.) Funding agreements are regulated by the state insurance board of the state where they are executed.
Guaranteed Investment Contracts	Each Fund may invest in GICs issued by U.S. and Canadian insurance companies. A GIC requires the investor to make cash contributions to a deposit fund of an insurance company’s general account. The insurance company then makes payments to the investor based on negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate

Investment Technique	Description and Risks	Fund-Specific Limitations
account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the insurance company’s general assets. Generally, a GIC is not assignable or transferable without the permission of the issuing insurance company, and an active secondary market in GICs does not currently exist. Therefore, these investments may be deemed to be illiquid, in which case they will be subject to the Funds’ limitations on investments in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.)
Illiquid and Restricted Securities	Each Fund may invest up to 15% of its net assets in securities that are considered illiquid. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act (“restricted securities”), securities that are otherwise not readily marketable, such as over-the-counter options, and repurchase agreements not entitling the holder to payment of principal in seven days. Such securities may offer higher yields than comparable publicly traded securities, and they also may incur higher risks.
Repurchase agreements, reverse repurchase agreements and time deposits that do not provide for payment to the Fund within seven days after notice or which have a term greater than seven days are deemed illiquid securities for this purpose unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Fund’s subadviser has determined that an adequate trading market exists for such securities or that market quotations are readily available.
The Funds may purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act and commercial paper issued in reliance upon the exemption in Section 4(a)(2) of the 1933 Act, for which an institutional market has developed. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer’s ability to honor a demand for repayment of the unregistered security.
Although the securities described in this section generally will be Considered illiquid, a security’s contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the security and therefore these securities may be determined to be liquid in accordance with guidelines established by the Board. The Trustees have delegated to each Fund’s subadviser the day-to-day determination of the liquidity of such securities in the respective Fund’s portfolio, although they have retained oversight and ultimate responsibility for such determinations.
Although no definite quality criteria are used, the Trustees have directed the subadvisers to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) availability of market quotations; and (iv) other permissible factors. The Trustees monitor implementation of the guidelines on a periodic basis.

Investment Technique	Description and Risks	Fund-Specific Limitations
If illiquid securities exceed 15% of a Fund’s net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the relevant Fund’s subadviser may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of the Fund holding them to decline. A security that is determined by a Fund’s subadviser to be liquid may subsequently revert to being illiquid if not enough buyer interest exists.
Restricted securities ordinarily can be sold by the Fund in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the 1933 Act. When registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell.
Restricted securities will be priced at fair value as determined in good faith by the Trustees or their delegate.
Leverage	Each Fund may employ investment techniques that create leverage, either by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.
The SEC takes the position that transactions that have a leveraging effect on the capital structure of a mutual fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include buying and selling certain derivatives (such as futures contracts); selling (or writing) put and call options; engaging in sale-buybacks; entering into firm-commitment and stand-by commitment agreements; engaging in when-issued, delayed-delivery, or forward-commitment transactions; and other similar trading practices (additional discussion about a number of these transactions can be found throughout this section of the SAI). As a result, when a Fund enters into such transactions the transactions may be subject to the same requirements and restrictions as borrowing. (See “Borrowing” below for additional information.)
The following are some of the Funds’ permitted investment techniques that are generally viewed as creating leverage for the Funds.
Borrowing	A Fund’s ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority with jurisdiction. Under the 1940 Act, a Fund is required to

Investment Technique	Description and Risks	Fund-Specific Limitations
maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a Fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.
Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
Mortgage “Dollar-Roll” Transactions	Each Fund may enter into mortgage “dollar-roll” transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the “drop”) as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee. If the income and capital gains from the Fund’s investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of the dollar roll.
Dollar-roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker-dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted. Successful use of dollar rolls may depend upon the Fund’s subadviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.
Reverse Repurchase Agreements	Reverse repurchase agreements are transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed-upon price on an agreed-upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not

Investment Technique	Description and Risks	Fund-Specific Limitations
related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.
Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction.
Because reverse repurchase agreements are considered borrowing under the 1940 Act, while a reverse repurchase agreement is outstanding, the Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Fund will enter into reverse repurchase agreements only with parties that the Fund’s subadviser deems creditworthy, but such investments are still subject to the risks of leverage discussed above.
Leveraged Buyouts	A Fund may invest in leveraged buyout limited partnerships and funds that, in turn, invest in leveraged buyout transactions (“LBOs”).
An LBO, generally, is an acquisition of an existing business by a newly formed corporation financed largely with debt assumed by such newly formed corporation to be later repaid with funds generated from the acquired company.
Equity investments in LBOs may appreciate substantially in value given only modest growth in the earnings or cash flow of the acquired business. Investments in LBO limited partnerships and funds, however, present a number of risks. Investments in LBO limited partnerships and funds will normally lack liquidity and may be subject to intense competition from other LBO limited partnerships and funds.
Additionally, if the cash flow of the acquired company is insufficient to service the debt assumed in the LBO, the LBO limited partnership or fund could lose all or part of its investment in such acquired company.
Master Limited Partnerships	An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The fees that MLPs charge for transportation of oil

Investment Technique	Description and Risks	Fund-Specific Limitations
and gas products through their pipelines are subject to government regulation, which could negatively impact the revenue stream. Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. These include the risk of environmental incidents, terrorist attacks, demand destruction from high commodity prices, proliferation of alternative energy sources, inadequate supply of external capital, and conflicts of interest with the general partner. There are also certain tax risks associated with investment in MLPs. The benefit derived from a Fund’s investment in MLPs is somewhat dependent on the MLP being treated as a partnership for federal income tax purposes, so any change to this status would adversely affect the price of MLP units. Historically, a substantial portion of the gross taxable income of MLPs has been offset by tax losses and deductions reducing gross income received by investors, and any change to these tax rules would adversely affect the price of an MLP unit. Certain MLPs may trade less frequently than other securities, and those with limited trading volumes may display volatile or erratic price movements.
Money Market Instruments	Each Fund may invest in money market instruments, which are high-quality short-term investments. The types of money market instruments most commonly acquired by the Funds are discussed below, although each Fund is also permitted to invest in other types of money market instruments to the extent consistent with the Fund’s investment limitations and restrictions.
Banker’s’ Acceptances	A banker’s acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.
Certificates of Deposit	Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution. They generally may be withdrawn on demand but may be subject to early withdrawal penalties which could reduce the Fund’s yield. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities.
Commercial Paper	Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.
Obligations of Foreign Banks and Foreign Branches of U.S. Banks	The money market instruments in which the Funds may invest include negotiable certificates of deposit, bankers’ acceptances and time deposits of foreign branches of U.S. banks, foreign banks and their non-U.S. branches (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and wholly-owned banking-related subsidiaries of foreign banks. For the purposes of each Fund’s

Investment Technique	Description and Risks	Fund-Specific Limitations
investment policies with respect to money market instruments, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject a Fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers.
Time Deposits	Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.
U.S. Government Obligations	Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years, and Treasury bonds generally have maturities of greater than ten years.
Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, GNMA, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, FNMA, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Government, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. There is no guarantee that the U.S. Government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.
Mutual Fund Investing	Each Fund is authorized to invest in the securities of other investment companies subject to the limitations contained in the 1940 Act.
Investment companies in which the Fund may invest may include ETFs. An ETF is an investment company classified as an open-end investment company or unit investment trust that is traded similarly to a publicly traded company. Most ETFs seek to achieve the same return as a particular market index. That type of ETF is similar to an index fund in that it will primarily invest in the securities of companies that are included in a selected market index. An index-based ETF will invest in all of the securities included in the index, a representative

Investment Technique	Description and Risks	Fund-Specific Limitations
sample of the securities included in the index, or other investments expected to produce returns substantially similar to that of the index. Other types of ETFs include leveraged or inverse ETFs, which are ETFs that seek to achieve a daily return that is a multiple or an inverse multiple of the daily return of a securities index. An important characteristic of these ETFs is that they seek to achieve their stated objectives on a daily basis, and their performance over longer periods of time can differ significantly from the multiple or inverse multiple of the index performance over those longer periods of time. ETFs also include actively managed ETFs that pursue active management strategies and publish their portfolio holdings on a frequent basis.
In connection with the management of its daily cash positions, each Fund may invest in securities issued by investment companies that invest in short-term debt securities (which may include municipal obligations that are exempt from Federal income taxes) and that seek to maintain a $1.00 NAV per share.
In certain countries, investments by the Funds may only be made through investments in other investment companies that, in turn, are authorized to invest in the securities that are issued in such countries. (See “Foreign Investment Companies” under “Foreign Investing” in this section of the SAI.)
Under the 1940 Act, a Fund generally may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. In some instances, a Fund may invest in an investment company in excess of these limits; for instance, with respect to investments in money market funds or investments made pursuant to exemptive rules adopted and/or orders granted by the SEC. The SEC has adopted exemptive rules to permit funds of funds to exceed these limits when complying with certain conditions, which differ depending upon whether the funds in which a fund of funds invests are affiliated or unaffiliated with the fund of funds. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond the statutory limitations discussed above, subject to certain conditions. The Funds may rely on these exemptive rules and/or orders to invest in affiliated or unaffiliated mutual funds and/or unaffiliated ETFs. In addition to this, the Trust has obtained exemptive relief permitting the Funds to exceed the limitations with respect to investments in affiliated and unaffiliated funds that are not themselves funds of funds, subject to certain conditions.
The risks associated with investing in other investment companies generally reflect the risks of owning shares of the underlying securities in which those investment companies invest, although lack of liquidity in an investment company could result in its value being more volatile than the underlying portfolio of securities. For purposes of complying with investment policies requiring a Fund to invest a percentage of its assets in a certain type of investments (e.g., stocks of small capitalization companies), the Fund generally will look through an investment company in which it invests, to categorize the investment

Investment Technique	Description and Risks	Fund-Specific Limitations
company in accordance with the types of investments the investment company holds.
Certain investment companies in which the Funds may invest may be considered commodity pools under the CEA and applicable CFTC regulations. If a Fund invests in such an investment company, the Fund will be required to treat some or all of its holding of the investment company’s shares as a commodity interest for the purposes of determining whether the Fund is qualified to claim exclusion or exemption from regulation by the CFTC. (See “Commodity Interests” in this section of the SAI for additional information regarding the implications to the Funds of investing in commodity interests.)
Investors in each Fund should recognize that when a Fund invests in another investment company, the Fund will bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.
Real Estate Investment Trusts (REITs)	Each Fund may invest in REITs. REITs pool investors’ funds for investment primarily in income producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.
REITs can generally be classified as follows:

•
Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

• Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.
• Hybrid REITs, which combine the characteristics of both equity REITs and mortgage REITs.
REITs are structured similarly to closed-end investment companies in that they are essentially holding companies. An investor should realize that by investing in REITs indirectly through the Fund, he will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the underlying REITs. (See “Mutual Fund Investing” in this section of the SAI.)
Selecting REITs requires an evaluation of the merits of each type of asset a particular REIT owns, as well as regional and local economics. Due to the proliferation of REITs in recent years and the relative lack of sophistication of certain REIT managers, the quality of REIT assets has varied significantly. The risks associated with REITs are similar to those associated with the direct ownership of real estate. These include declines in the value of real estate, risks related to general and local economic conditions, dependence on management skill, cash flow dependence, possible lack of availability of long-term

Investment Technique	Description and Risks	Fund-Specific Limitations
mortgage funds, over-building, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in neighborhood values and the appeal of the properties to tenants and changes in interest rates.
Equity REITs may be affected by changes in the value of the underlying properties they own, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs are also subject to potential defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Code and failing to maintain exemption from the 1940 Act. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the Fund to possibly fail to qualify as a regulated investment company. (See the “Dividends, Distributions and Taxes” section of the SAI.)
Repurchase Agreements
Each Fund may enter into repurchase agreements by which the Fund purchases portfolio securities subject to the seller’s agreement to repurchase them at a mutually agreed-upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase price may be the same, with interest payable to the Fund at a stated rate together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security.
A repurchase agreement must be collateralized by obligations that could otherwise be purchased by the Fund (except with respect to maturity), and these must be maintained by the seller in a segregated account for the Fund. The value of such collateral will be monitored throughout the term of the repurchase agreement in an attempt to ensure that the market value of the collateral always equals or exceeds the repurchase price (including accrued interest). If the value of the collateral dips below such repurchase price, additional collateral will be requested and, when received, added to the account to maintain full collateralization.
Repurchase agreements of more than seven days’ duration are subject to each Fund’s limitation on investments in illiquid securities, which means that no more than 15% of the market value of a Fund’s total assets may be invested in repurchase agreements with a maturity of more than seven days and in other illiquid securities.
Repurchase agreements will be entered into with commercial banks, brokers and dealers considered by the relevant Fund’s subadviser to be creditworthy. However, the use of repurchase agreements involves certain risks such as default by, or insolvency of, the other party to the transaction. The Fund also might incur disposition costs in connection with liquidating the underlying securities or enforcing its rights.
Typically, repurchase agreements are in effect for one week or less, but they may be in effect for longer periods of time.
Securities Lending	Subject to certain investment restrictions, each Fund may, subject to the Trustees’ and Trust Treasurer’s approval, lend securities from its portfolio to brokers, dealers and financial institutions deemed creditworthy and receive, as collateral, cash or cash equivalents which at

Investment Technique	Description and Risks	Fund-Specific Limitations
all times while the loan is outstanding will be maintained in amounts equal to at least 100% of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities that will increase the current income of the Fund lending its securities.
A Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and subscription rights. While a securities loan is outstanding, the Fund is to receive an amount equal to any dividends, interest or other distributions with respect to the loaned securities. A Fund may pay reasonable fees to persons unaffiliated with the Trust for services in arranging such loans.
Even though securities lending usually does not impose market risks on the lending Fund, as with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. In addition, the value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that a Fund must rely on the collateral to recover the value of the securities. Moreover, if the borrower of the securities is insolvent, under current bankruptcy law, the Fund could be ordered by a court not to liquidate the collateral for an indeterminate period of time. If the borrower is the subject of insolvency proceedings and the collateral held might not be liquidated, the result could be a material adverse impact on the liquidity of the lending Fund.
No Fund will lend securities having a value in excess of 33 1∕3% of its assets, including collateral received for loaned securities (valued at the time of any loan).
Short Sales	Each Fund may sell securities short as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire, or that it owns but does not wish to deliver, in anticipation that the market price of that security will decline. A short sale is “against the box” to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. All other short sales are commonly referred to as “naked” short sales.
When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Investment Technique	Description and Risks	Fund-Specific Limitations
If a Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If a Fund engages in naked short sales, the Fund’s risk of loss could be as much as the maximum attainable price of the security (which could be limitless) less the price paid by the Fund for the security at the time it was borrowed.
When a Fund sells securities short, to the extent required by applicable law and regulation the Fund will “cover” the short sale, which generally means that the Fund will segregate any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to the market value of the securities sold short, reduced by any amount deposited as margin. Alternatively, the Fund may “cover” a short sale by (a) owning the underlying securities, (b) owning securities currently convertible into the underlying securities at an exercise price equal to or less than the current market price of the underlying securities, or (c) owning a purchased call option on the underlying securities with an exercise price equal to or less than the price at which the underlying securities were sold short.
Special Situations	Each Fund may invest in special situations that the Fund’s subadviser believes present opportunities for capital growth. Such situations most typically include corporate restructurings, mergers, and tender offers.
A special situation arises when, in the opinion of the Fund’s subadviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole.
Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations, mergers, or tender offers; material litigation or resolution thereof; technological breakthroughs; and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.
Standby Commitments and Puts	A Fund may purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when the Fund can simultaneously acquire the right to sell the securities back to the seller, the issuer or a third-party (the “writer”) at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a “standby commitment” or a “put.”
The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemptions and remain as fully invested as possible in municipal securities. The Funds reserve the right to engage in put transactions.
The right to put the securities depends on the writer’s ability to pay for the securities at the time the put is exercised. A Fund would limit its put transactions to institutions which the Subadviser believes present

Investment Technique	Description and Risks	Fund-Specific Limitations
minimal credit risks, and the Subadviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available.
In the event that any writer is unable to honor a put for financial reasons, a Fund would be a general creditor (i.e., on a parity with all other general unsecured creditors) of the writer. Furthermore, particular provisions of the contract between a Fund and the writer may excuse the writer from repurchasing the securities. For example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer’s credit or a provision in the contract that the put will not be exercised except in certain special cases (such as to maintain portfolio liquidity). A Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.
The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to a Fund.
Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to a Fund, the Fund could, of course, sell the portfolio security.
The maturity of the underlying security will generally be different from that of the put.
There will be no limit to the percentage of portfolio securities that a Fund may purchase subject to a standby commitment or put, but the amount paid directly or indirectly for all standby commitments or puts which are not integral parts of the security as originally issued held in a Fund will not exceed one-half of 1% of the value of the total assets of such Fund calculated immediately after any such put is acquired.
Stapled Securities	A stapled security consists of two or more securities that are combined to form one security such that the individual securities cannot be traded separately. For example, an interest in a portfolio of real estate properties (a REIT) may be combined with an interest in the operating company that manages the portfolio of those properties. Investors in stapled securities are subject to the risks inherent with each security that makes up the stapled security.
Structured Notes	Structured Notes are derivatives where the amount of principal repayment and or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500® Index.

Investment Technique	Description and Risks	Fund-Specific Limitations
In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of structured notes allows the Fund to tailor its investments to the specific risks and returns the Subadviser wishes to accept while avoiding or reducing certain other risks.
Supranational Agency Obligations	Supranational Agency Obligations are obligations of supranational entities established through the joint participation of several governments, including the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (also known as the “World Bank”), African Development Bank, European Union, European Investment Bank, and the Nordic Investment Bank.
Temporary Investments
When business or financial conditions warrant, each Fund may assume a temporary defensive position by investing in money-market instruments, including obligations of the U.S. Government and its agencies and instrumentalities, obligations of foreign sovereigns, other debt securities, commercial paper including bank obligations, certificates of deposit (including Eurodollar certificates of deposit) and repurchase agreements. (See “Money Market Instruments” in this section of the SAI for more information about these types of investments.)
For temporary defensive purposes, during periods in which a Fund’s subadviser believes adverse changes in economic, financial or political conditions make it advisable, the Fund may reduce its holdings in equity and other securities and may invest up to 100% of its assets in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities and in cash (U.S. dollars, foreign currencies, or multicurrency units). The short-term and medium-term debt securities in which a Fund may invest for temporary defensive purposes will be those that the Fund’s subadviser believes to be of high quality (i.e., subject to relatively low risk of loss of interest or principal). If rated, these securities will be rated in one of the three highest rating categories by rating services such as Moody’s or S&P (i.e., rated at least A).

The Funds are not prohibited from investing in bank obligations issued by clients of the Funds’ administrator or distributor or their respective parent or affiliated companies. The purchase of Fund shares by these banks or their customers will not be a consideration in deciding which bank obligations the Funds will purchase. A Fund will not purchase obligations issued by the Adviser, Subadvisers, or their affiliates.
The Ceredex Small-Cap Value Equity Fund also may invest in investment grade fixed income securities and mid- to large-capitalization common stocks that would not ordinarily be consistent with the Fund’s objective.

Trust Preferred Securities	Trust preferred securities are convertible preferred shares issued by a trust where proceeds from the sale are used to purchase convertible subordinated debt from the issuer. The convertible subordinated debt is the sole asset of the trust. The coupon from the issuer to the trust exactly mirrors the preferred dividend paid by the trust. Upon conversion by the investors, the trust in turn converts the convertible debentures and passes through the shares to the investors.

Investment Technique	Description and Risks	Fund-Specific Limitations
Warrants or Rights to Purchase Securities	Each Fund may invest in or acquire warrants or rights to purchase equity or fixed income securities at a specified price during a specific period of time. A Fund will make such investments only if the underlying securities are deemed appropriate by the Fund’s subadviser for inclusion in the Fund’s portfolio. Included are warrants and rights whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants and stock rights are almost identical to call options in their nature, use and effect except that they are issued by the issuer of the underlying security, rather than an option writer, and they generally have longer expiration dates than call options. (See “Options” in this section of the SAI for information about call options.)
Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. However, unlike convertible securities and preferred stocks, warrants do not pay a fixed dividend. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund holding such warrants to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.
A Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.
A Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Fund’s use of index warrants are generally similar to those relating to its use of index options. (See “Options” in this section of the SAI for information about index options.) Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index

Investment Technique	Description and Risks	Fund-Specific Limitations
warrants generally have longer terms than index options. Although a Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.
When-Issued and Delayed Delivery Transactions	Each Fund may purchase securities on a when-issued or forward commitment basis. These transactions are also known as delayed delivery transactions. (The phrase “delayed delivery” is not intended to include purchases where a delay in delivery involves only a brief period required by the selling party solely to locate appropriate certificates and prepare them for submission for clearance and settlement in the customary way.) Delayed delivery transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily up to 90 days later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the selling party.
When-issued purchases and forward commitments enable the Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For example, in periods of rising interest rates and falling bond prices, the Fund might sell debt securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell securities it owns and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. The Fund will not enter into such transactions for the purpose of leverage.
The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value will be reflected in the Fund’s NAV starting on the first business day after the date of the agreement to purchase the securities. The Fund will be subject to the rights and risks of ownership of the securities on the agreement date. However, the Fund will not earn interest on securities it has committed to purchase until they are paid for and received. A seller’s failure to deliver securities to the Fund could prevent the Fund from realizing a price or yield considered to be advantageous and could cause the Fund to incur expenses associated with unwinding the transaction.
When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement will be included in the Fund’s assets. Fluctuations in the market value of the underlying securities will not be reflected in the Fund’s NAV as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place up to 90 days after the date of the transaction, but the Fund may agree to a longer settlement period.

Investment Technique	Description and Risks	Fund-Specific Limitations
The Funds will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.
When a Fund purchases securities on a when-issued or forward-commitment basis, the Fund will specifically designate on its accounting records securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. These procedures are designed to ensure that each Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.
State Specific Risk Factors
The following information as to certain State risk factors is provided to investors in view of the policy of the applicable Fund to concentrate its investments in State and municipal issues. Such information does not purport to be a complete description, including official statements relating to securities offerings of State and municipal issuers and periodic publications by national rating organizations. Such information, however, has not been independently verified by the Funds.
SEIX GEORGIA TAX-EXEMPT BOND FUND ONLY
The State of Georgia ended April 2016 with General Fund revenue collections for the fiscal year to date ahead of 2015 levels by 9.9%. During fiscal year 2015, the State saw the unassigned General Fund balance increase to $1.4 billion. Continued conservative budgeting of funds left a total General Fund balance of  $3.5 billion, giving the State ample resources to draw on.
Georgia continues to maintain moderate debt ratios. Moody’s calculates Georgia’s net tax supported debt per capita at $1,029, ranking Georgia 25th among states. Comparing net tax supported debt to personal income, Moody’s calculates Georgia’s ratio at 2.7% compared to the state average of 3.0%. The State’s unemployment rate for May 2015 was 5.3%, 0.6% above the national average of 4.7% as of the same period.
Georgia’s general obligation debt continues to carry “Aaa/AAA/AAA” ratings from Moody’s, S&P, and Fitch. These ratings reflect the State’s credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.
SEIX NORTH CAROLINA TAX-EXEMPT BOND FUND ONLY
The State of North Carolina ended fiscal year 2015 with General Fund revenue collections 6.4% higher than General Fund collections during 2013. Because of conservative budgeting practices, the State improved its unassigned fund balance by $493 million ending the year with a balance of  $688 million. The overall fund balance was $2.5 billion at year end showing solid financial resources. As of June 2016, revised fiscal year 2016 General Fund revenue projections expect revenues to grow 1.2% vs. 2015 levels with a budgetary surplus expected at the end of the fiscal year.
North Carolina continues to maintain conservative debt ratios though recent State capital needs have pushed the debt burden into higher territory. Moody’s calculates North Carolina’s net tax supported debt per capita at $721, ranking North Carolina 17th among states. Comparing net tax supported debt to personal income, Moody’s calculates North Carolina’s ratio at 1.8% compared to the state average of 3.0%. The State’s unemployment rate for May 2015 was 5.1%, 0.4% above the national average of 4.7% as of the same period. North Carolina’s general obligation debt carries “Aaa/AAA/AAA” ratings from Moody’s, S&P, and Fitch. These ratings reflect the State’s credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.

SEIX VIRGINIA INTERMEDIATE TERM BOND FUND ONLY
The Commonwealth of Virginia’s economy and employment have grown at a pace exceeding the nation in most years. The State’s unemployment rate of 3.8% for May 2016 is below the national rate of 4.7%. Virginia continues to benefit from a diverse economy, with higher than average governmental employment and defense related spending, owing to its proximity to Washington DC. Per capita personal income remains among the highest in the southeast at 108% of national averages.
For fiscal year 2015, Virginia’s General Fund revenues were 8.4% higher than those in 2014, a reversal of the prior year. Consequently, the Commonwealth’s General Fund balance increased by $216 million during the year, finishing with a total balance of  $845 million.
Virginia has, historically, maintained low debt ratios; however, the minimal issuance of general obligation debt has been offset by significant growth in appropriation backed debt issued by various Commonwealth authorities. Moody’s calculates Virginia’s net tax supported debt per capita at $1,418, ranking Virginia 30th among the 50 states. Comparing net tax supported debt to personal income, Moody’s calculates Virginia’s ratio at 2.9% compared to the state average of 3.0%.
Virginia’s general obligation debt carries “Aaa/AAA/AAA” ratings from Moody’s, S&P, and Fitch. These ratings reflect the Commonwealth’s credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. Furthermore, it cannot be assumed that the Commonwealth will maintain its current credit ratings.
Risk Factors Associated with Puerto Rico (The Seix Georgia Tax-Exempt Bond Fund, Seix Investment Grade Tax-Exempt Bond Fund, Seix North Carolina Tax-Exempt Bond Fund, Seix Short-Term Municipal Bond Fund and Seix Virginia Intermediate Municipal Bond Fund may invest extensively in Puerto Rico debt obligations as part of their principal investment strategies.)
Gross national product (“GNP”) has been subdued for many years. Puerto Rico has been in a recession since fiscal year 2006-07 and suffers from chronic budget gaps, and an economy in or near recession for around ten years.
Since February of 2014, the credit ratings of the Commonwealth’s general obligation bonds and Commonwealth guaranteed bonds, as well as the ratings of most of the Commonwealth’s public corporations, have been lowered (more than once in most cases) to noninvestment grade by Moody’s, S&P, and Fitch. The most recent downgrade occurred on July 12, 2016.
In June 2015, the Governor of Puerto Rico, Alejandro García Padilla (“Governor”), announced that Puerto Rico’s debt is “unpayable” under its current terms. As such, on April 6, 2016 the Governor signed into law Act 21-2016, as amended, known as the “Puerto Rico Emergency Moratorium and Financial Rehabilitation Act”, which, among other things: authorizes the Governor to declare a state of emergency over the Commonwealth and its instrumentalities effectively suspending payments on debt obligations, enacting a stay over claims for a temporary period for the Commonwealth, the Government Development Bank, the Economic Development Bank for Puerto Rico, and certain additional government instrumentalities; authorizes the creation of a bridge bank, in order to facilitate the transfer of certain assets and liabilities to new entities to continue bank operations; and creates the Puerto Rico Fiscal Agency and Financial Advisory Authority to assume the role of the Commonwealth’s fiscal agent and oversee debt restructuring efforts. Several executive orders have been approved thereunder declaring a state of emergency over certain governmental instrumentalities and declaring a moratorium over some of their payment obligations. The temporary period set forth under Act No. 21 lasts until January 31, 2017, with a possible two-month extension in the Governor’s discretion.
Moreover, on June 30, 2016, the President of the United States of America, Barack Obama, signed into law the Puerto Rico Oversight Management and Economic Stability Act (“PROMESA”). Under PROMESA, a federal oversight board (“Oversight Board”) was established with broad powers over Puerto Rico’s fiscal and budget matters. As such, the Government of Puerto Rico shall submit for the Oversight Board’s approval proposed budgets in accordance with modified accrual accounting standards and expenditures not to exceed revenues for each fiscal year in order for Puerto Rico to achieve adequate access to short term and long term credit markets at reasonable interest rates to meet borrowing needs. PROMESA also imposes an automatic stay on creditors who hold liability claims (defined generally as bonds, notes and other financial debt). Thus, creditors are prevented from taking or continuing to pursue actions against Puerto Rico and its instrumentalities until March 1st, 2017 (subject to extension of up to 60 additional days by court or 75 additional days by the Board).
Additionally, PROMESA provides for a process of submission and approval of a voluntary agreement modifying bond claims, which may be proposed by the issuer of the bond or by one or more holders of the right to vote the issuer’s outstanding bonds. If proposed by the latter, the Oversight Board may accept the proposed modification on behalf of the issuer. As a second option for debt relief, PROMESA provides for the commencement of an adjustment of a debt case, where Puerto Rico or the covered instrumentality, with the approval of the Oversight Board, may file a petition with the federal district court seeking to restructure its debts. This avenue is similar but not identical to a case filed under chapter 9 of the U.S. Bankruptcy Code.
During the Oversight Board’s first official meeting on September 30, 2016, the Oversight Board called for the government’s fiscal plan to be delivered on October 14, 2016 and designated as Covered Entities the Central Government; the island’s three retirement systems (Employees Retirement System; Teachers Retirement System; Judiciary Retirement System), the University of Puerto Rico, and the following public corporations or Commonwealth’s instrumentalities: Aqueduct & Sewer Authority; Electric Power Authority; Children’s Trust; Convention Center District Authority; Economic Development Bank; Government Development Bank; Financial Advisory & Fiscal Agency Authority; Highways & Transportation Authority; Housing Financing Authority; Industrial Development Company; Infrastructure Financing Authority; Municipal Financing Authority; Ports Authority; Public Buildings Authority; Public Broadcasting Corp.; Supervision & Insurance of Cooperatives Corporation (COSSEC); Public Finance Corporation; Sales Tax Financing Corporation; State Insurance Fund Corporation; UPR Plaza Universitaria; Tourism Company, and all other entities that are affiliated with, are subsidiaries of, or succeed the above mentioned entities.
On October 14, 2016, the Commonwealth presented to the Oversight Board its Fiscal Plan. According to the Administration’s Fiscal Plan, “the austerity measures have not been enough to eliminate deficits, which led to significant deficit financing and a ballooning debt load during the period [last decade]. Economic decline has also persisted, driving emigration to the U.S. mainland, as evidenced by Puerto Rico’s population declining by 9% over the decade”. On November 23, 2016, the Oversight Board issued a letter to the Governor of Puerto Rico requesting a revised fiscal plan by December 15th, 2016, and provided guidelines and principles which should be followed for the submittal of the revised Fiscal Plan.
On November 8, 2016, General Elections were celebrated in Puerto Rico and Dr. Ricardo Rosselló-Nevares was elected Governor of Puerto Rico. Dr. Roselló-Nevarez was sworn in as Puerto Rico’s new Governor on January 2, 2017.

INVESTMENT LIMITATIONS
Fundamental Investment Limitations
Each Fund is subject to the investment limitations enumerated in this section, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund’s outstanding shares. As used in this SAI and in the Prospectuses, a “majority of the outstanding shares” of a Fund means the lesser of  (a) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of such Fund.
With respect to all of the Funds, except as noted, each Fund may not:
(1a)
With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund. (This restriction does not apply to the Seix North Carolina Tax-Exempt Bond Fund.)

(1b)
With respect to 50% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer. (This restriction applies only to the Seix North Carolina Tax-Exempt Bond Fund.)

(2a)
Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities). (This restriction does not apply to the Conservative Allocation Strategy Fund and Growth Allocation Strategy Fund.)

(2b)
Invest more than 25% of its total assets in underlying Virtus Funds that, as a matter of policy, concentrate their assets in any one industry. However, a Fund of Funds may indirectly invest more than 25% of its total assets in one industry through its investments in underlying Virtus Funds. Each Fund of Funds may invest up to 100% of its assets in securities issued by investment companies. (This restriction applies only to the Conservative Allocation Strategy Fund and Growth Allocation Strategy Fund.)

(3)
Borrow money, except (i) in amounts not to exceed one-third of the value of the Fund’s total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

(4)
Issue “senior securities” in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations of the SEC shall not be deemed to be prohibited by this restriction.

(5)
Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

(6)
Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(7)
Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

(8)
Lend securities or make any other loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may purchase debt securities, may enter into repurchase agreements and may acquire loans, loan participations and assignments (both funded and unfunded) and other forms of debt instruments.

(9)
Change its 80% investment policy. (This restriction applies only to the Seix Georgia Tax-Exempt Bond Fund, Seix High Grade Municipal Bond Fund, Seix Investment Grade Tax-Exempt Bond Fund, Seix North Carolina Tax-Exempt Bond Fund, Seix Short-Term Municipal Bond Fund and Seix Virginia Intermediate Municipal Bond Fund.)

With respect to investment limitations (2a and 2b) above, when selecting investments for a Fund, the Subadviser will consider the concentration policy of any exchange-traded fund (“ETFs”), mutual funds and closed-end funds. For purposes of determining the amount of each Fund’s assets invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of related industries, the Funds will look through to the securities held by an affiliated mutual fund in which the Fund invests; however, as of the date of this SAI the Funds will not look through to the securities held by any ETFs, unaffiliated mutual funds and/or closed-end funds in which the Fund invests.
Except with respect to investment restriction (3) above, if any percentage restriction described above for a Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund’s assets will not constitute a violation of the restriction. With respect to investment restriction (3), in the event that asset coverage for all borrowings shall at any time fall below 300 per centum, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum.
Section 12 of the 1940 Act limits the percentage of shares of other mutual funds that a fund may purchase. The Funds have obtained exemptive relief from the SEC to permit them to invest in affiliated and unaffiliated funds, including ETFs, beyond the statutory limitations, subject to certain conditions. Many ETFs also have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond these statutory limitations, subject to certain conditions. Each Fund may rely on the various exemptive orders to invest in shares of other mutual funds, including ETFs as applicable.
Non-Fundamental Investment Limitations
The Board has adopted the following additional investment restrictions for the Funds. These restrictions are operating policies of the Fund and may be changed by the Trustees without shareholder approval.
With respect to all Funds, except as noted, each Fund may not:
(a)
With respect to each Fund that is subject to Rule 35d-1 under the 1940 act, except the Seix Georgia Tax-Exempt Bond Fund, Seix High Grade Municipal Bond Fund, Seix Investment Grade Tax-Exempt Bond Fund, Seix North Carolina Tax-Exempt Bond Fund, Seix Short-Term Municipal Bond Fund and Seix Virginia Intermediate Municipal Bond Fund, make any change to a Fund’s investment policy of investing at least 80% of such Fund’s net assets in a particular type or category of securities is subject to 60 days prior notice to shareholders.

(b)
Purchase or hold illiquid securities (i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days)) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

(c)
Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions. (This restriction applies only to the Conservative Allocation Strategy Fund and Growth Allocation Strategy Fund.)

(d)
Sell securities short. (This restriction applies only to the Conservative Allocation Strategy Fund and Growth Allocation Strategy Fund.)

(e)
Purchase or sell futures contracts or put or call options. (This restriction applies only to the Conservative Allocation Strategy Fund and Growth Allocation Strategy Fund.)

management of the trust
Trustees and Officers
The Board is responsible for the overall supervision of the Trust, including establishing the Funds’ policies and general supervision and review of the investment activities, and performs the various duties imposed on Trustees by the 1940 Act and Delaware statutory trust law. The officers, who administer the Funds’ daily operations, are appointed by the Board and generally are employees of the Administrator or one of its affiliates. The current Trustees and officers of the Trust performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below. The Trust has no employees.
Unless otherwise noted, each Trustee of the Trust also serves as a Trustee of other Virtus Mutual Funds and the address of each individual is [100 Pearl Street, Hartford, CT 06103.] There is no stated term of office for Trustees or officers of the Trust.
Independent Trustees*
Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
McLoughlin, Philip [Chairman] YOB: 1946	Served since 1989	[100]	Retired	Chairman (since 2002) and Trustee (since 1989), Virtus Mutual Fund Complex ([78] portfolios); Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Trustee/Director and Chairman (since 2011), Virtus Closed-End Funds (3 portfolios); Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); Director and Chairman (since 2016), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.; and Director (since 1991) and Chairman (since 2010), World Trust Fund (closed-end investment firm in Luxembourg).
McNamara, Geraldine M. YOB: 1951	Served since 2002	[95]	Retired	Trustee (since 2001), Virtus Mutual Fund Complex ([78] portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (9 portfolios); Trustee (since 2016) Virtus Alternative Solutions Trust (4 portfolios); and Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios).
Oates, James M. YOB: 1946	Served since 2005	[96]	Managing Director (since 1994), Wydown Group (consulting firm).	Trustee (since 1987), Virtus Mutual Fund Complex ([78] portfolios); Trustee (since 2016) Virtus Variable Insurance Trust (9 portfolios); Trustee/Director (since 2013), Virtus Closed-End Funds (3 portfolios); Trustee (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Director (since 2016), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.; Director (since 1996), Stifel Financial; Chairman and Director (1999 to 2014), Connecticut River Bank; Director (2002 to 2014), New Hampshire Trust Company; Chairman and Trustee (since 2005), John Hancock Fund Complex (228 portfolios); and Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services).

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Segerson, Richard E. YOB: 1946	Served since 2005	[91]	Retired	Trustee (since 1983), Virtus Mutual Fund Complex ([78] portfolios); Trustee (since 2016) Virtus Alternative Solutions Trust (4 portfolios) and Virtus Variable Insurance Trust (9 portfolios); and Managing Director (1998 to 2013), Northway Management Company.
Verdonck, Ferdinand L.J. YOB: 1942	Served since 2005	[91]	Director (1998 to July 2015), The J.P. Morgan Continental European Investment Trust; Director (2005 to 2013), Galapagos N.V. (biotechnology); Director (1998 to 2015) Groupe SNEF; Vice Chairman (since 2014), Affirmed Therapeutics (biotechnology); and
			Mr. Verdonck is also a director of several non-U.S. companies	Trustee (since 2002), Virtus Mutual Fund Complex ([78] portfolios); and Trustee (since 2016) Virtus Alternative Solutions Trust (4 portfolios) and Virtus Variable Insurance Trust (9 portfolios).

*
Those Trustees listed as “independent Trustees” are not “interested persons” of the Trust, as that term is defined in the 1940 Act.

Interested Trustee
Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Aylward, George R. YOB: 1964	Served since 2006	[101]	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various senior officer positions with Virtus affiliates (since 2005).	Chairman and Trustee (since 2015), Virtus ETF Trust II (1 fund); Trustee and President (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (9 portfolios); Trustee and President (since 2011), Virtus Closed-End Funds (3 funds); Trustee (since 2006), Virtus Mutual Funds ([78] portfolios); and Director, President and Chief Executive Officer (since 2006), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.
Mr. Aylward is an “interested person” as defined in the Investment Company Act of 1940, by reason of his position as President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser, and various positions with its affiliates including the Adviser.

Officers of the Trust Who Are Not Trustees
Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013), and Senior Vice President (2008 to 2013), Virtus Mutual Fund Complex.	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), and Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), and Senior Vice President (2011 to 2013), Virtus Closed-End Funds; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.
Bradley, Patrick W. YOB: 1972	Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), and Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Complex	Executive Vice President, Fund Services (since 2016), and Senior Vice President, Fund Services (2010 to 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), and Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), and Chief Financial Officer and Treasurer (since 2011), Virtus Closed-End Funds; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.
Carr, Kevin J. YOB: 1954	Senior Vice President (since 2013), Vice President (2005 to 2013), and Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Complex.	Senior Vice President (since 2009), and Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Assistant Secretary (since 2012), and Secretary and Chief Legal Officer (2005 to 2012), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.; Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Senior Vice President and Assistant Secretary (2013 to 2014), Vice President and Assistant Secretary (2012 to 2013), and Vice President, Chief Legal Officer, Counsel and Secretary (2011 to 2012), Virtus Closed-End Funds; and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust.
Engberg, Nancy J. YOB: 1956	Vice President and Chief Compliance Officer (since 2011), Virtus Mutual Fund Complex.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President (since 2010) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Closed-End

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Funds; Vice President and Chief Compliance Officer (since 2012), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.; Vice President and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.
Leadership Structure and the Board of Trustees
The Board is currently composed of  [six] trustees, including [five] Independent Trustees. In addition to four regularly scheduled meetings per year, the Board holds special meetings either in person or via telephone to discuss specific matters that may require consideration prior to the next regular meeting. As discussed below, the Board has established several standing committees to assist the Board in performing its oversight responsibilities, and each such committee has a chairperson. The Board may also designate working groups or ad hoc committees as it deems appropriate.
The Board has appointed [Mr. McLoughlin], an Independent Trustee, to serve in the role of  [Chairman]. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and between meetings generally acts as a liaison with the Trust’s service providers, officers, legal counsel, and the other Trustees. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.
The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. Mr. McLoughlin previously served as the Chairman and Chief Executive Officer of the company that is now Virtus; however, he is now an Independent Trustee due to (a) the fact that Virtus is no longer affiliated with The Phoenix Companies, Inc. (which was its parent company when Mr. McLoughlin retired) and (b) the passage of time. As a result of this balance, it is believed that Mr. McLoughlin has the ability to provide independent oversight of the Trust’s operations within the context of his detailed understanding of the perspective of the Adviser and the Trust’s other service providers. The Board therefore considers leadership by Mr. McLoughlin as enhancing the Board’s ability to provide effective independent oversight of the Trust’s operations and meaningful representation of the shareholders’ interests.
The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. In addition, the Board believes that Mr. Aylward, who is currently the Chairman and President of the Adviser, and the President and Chief Executive Officer of Virtus, and serves in various executive roles with other affiliates of the Adviser who provide services to the Trust, provides the Board with the Adviser’s perspective in managing and sponsoring the Virtus Mutual Funds as well as the perspective of other service providers to the Trust. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.
The Board has established several standing committees to oversee particular aspects of the Funds’ management. The members of each Committee are set forth below:
The Audit Committee
The Audit Committee is responsible for overseeing the Funds’ accounting and auditing policies and practices. The Audit Committee reviews the Funds’ financial reporting procedures, their system of internal control, the independent audit process, and the Funds’ procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are                            , Chairperson,                            ,                            , and                            . The Committee did not meet during the Trust’s last fiscal year.

The Compliance Committee
The Compliance Committee will be responsible for overseeing the Funds’ compliance matters. The Compliance Committee will oversee and review (1) information provided by the Funds’ officers, including the Funds’ CCO, the Funds’ investment adviser and other principal service providers, and others as appropriate; (2) the codes of ethics; (3) whistleblower reports; (4) cybersecurity programs; and (5) distribution programs. The Compliance Committee will be composed entirely of Independent Trustees; if all Nominees are elected as Trustees, its members will be                         , Chairperson,                         ,                         , and                         . The Committee was established on            , 2017, and therefore did not meet during the Trust’s last fiscal year.
The Executive Committee
The function of the Executive Committee is to serve as a delegate of the full Board, as well as act on behalf of the Board when it is not in session, subject to limitations as set by the Board. The Executive Committee is composed entirely of Independent Trustees; its members are                         , Chairperson,                         ,                          and                         . The Committee did not meet during the Trust’s last fiscal year.
The Governance and Nominating Committee
The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Funds, for nominating individuals to serve as Trustees, including as Independent Trustees, and annually evaluating the Board and Committees. The Governance and Nominating Committee is composed entirely of Independent Trustees; its members are                            , Chairperson,                             and                            . The Committee did not meet during the Trust’s last fiscal year.
The Governance and Nominating Committee considers candidates for trusteeship and makes recommendations to the Board with respect to such candidates. There are no specific required qualifications for trusteeship. The committee considers all relevant qualifications of candidates for trusteeship, such as industry knowledge and experience, financial expertise, current employment and other board memberships, and whether the candidate would be qualified to be considered an Independent Trustee. The Board believes that having among its members a diversity of viewpoints, skills and experience and a variety of complementary skills enhances the effectiveness of the Board in its oversight role. The committee considers the qualifications of candidates for trusteeship in this context.
The Board has adopted a policy for consideration of Trustee nominees recommended by shareholders. With regards to such policy, an individual shareholder or shareholder group submitting a nomination must hold either individually or in the aggregate for at least one full year as of the date of nomination 5% of the shares of a series of the Trust, among other qualifications and restrictions. Shareholders or shareholder groups submitting nominees must comply with all requirements set forth in the Trust’s policy for consideration of Trustee nominees recommended by shareholders and any such submission must be in writing, directed to the Trust’s secretary. Any shareholder nominee recommendations should be sent to the attention of the committee in care of the Trust’s Secretary, and should include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee, if applicable. Shareholder nominees for Trustee will be given the same consideration as any candidate provided the nominee meets certain minimum requirements.
Information about Each Trustee’s Qualification, Experience, Attributes or Skills
In addition to the information set forth above, the following provides further information about each Trustee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.
George R. Aylward
In addition to his positions with the Trust, Mr. Aylward is a Director and the President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser. He also holds various executive positions with the Adviser, certain Funds’ subadvisers, the Distributor and the Administrator to the Trust, and various of their affiliates, and previously held such positions with the former parent company of Virtus. He therefore has experience in all aspects of the development and management of registered investment companies, and the handling of various financial, staffing, regulatory and operational issues. Mr. Aylward is a certified public accountant and holds an MBA, and he also serves as an officer and director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.
Philip R. McLoughlin
Mr. McLoughlin has extensive knowledge regarding asset management and the financial services industry, having served for a number of years in various executive and director positions of the company that is now Virtus and its affiliates, culminating in his role as chairman and chief executive officer. He also served as legal counsel and chief compliance officer to the investment companies associated with those companies at the time, giving him an understanding of the legal and compliance issues applicable to mutual funds. Mr. McLoughlin also has worked with U.S. and foreign companies in the insurance and reinsurance industry. He is also a director/trustee of several other open-end and closed-end funds managed by the Adviser and its affiliates.
Geraldine M. McNamara
Ms. McNamara was an executive at U.S. Trust Company of New York for 24 years, where she rose to the position of Managing Director. Her responsibilities at U.S. Trust included the oversight of U.S. Trust’s personal banking business. In addition to her managerial and banking experience, Ms. McNamara has experience in advising individuals on their personal financial management, which has given her an enhanced understanding of the goals and expectations that individual investors may have. Ms. McNamara is also a trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.
James M. Oates
Mr. Oates was instrumental in the founding of a private global finance, portfolio management and administration company, and he has also served in executive and director roles for various types of financial services companies. As a senior officer and director of investment management companies, Mr. Oates has experience in investment management. He also previously served as chief executive officer of two banks, and holds an MBA. Mr. Oates also has experience as a director of other publicly traded companies and has served for a number of years as the Chairman of the Board of a large family of mutual funds unaffiliated with the Trust. Mr. Oates is also a director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.
Richard E. Segerson
Mr. Segerson has served in financial and other executive roles with various operating companies, including serving as the Chief Financial Officer, Controller and Chief Operating Officer of such entities. These roles have provided him with an understanding of financial and operational issues, as has his experience as a public accountant. Mr. Segerson also has over 30 years of experience serving as a trustee to various mutual funds, and he holds an MBA. Mr. Segerson also has served for a number of years as the Managing Director of a family office, providing wealth management services to individuals. This experience enhances his understanding of the perspective of individual fund shareholders. Mr. Segerson is also a trustee of several other open-end funds managed by the Adviser.
Ferdinand L.J. Verdonck
Mr. Verdonck brings to the Board a broad background in finance, investments, banking and international business. His experience includes serving as the chief financial officer of the U.S. subsidiary of an international company, and as a senior vice president of a major U.S. investment firm. He also holds degrees in both law and economics. Mr. Verdonck has served for more than 25 years on the boards and audit committees of various U.S. and foreign companies. He is also a trustee of several other open-end funds managed by the Adviser.
Board Oversight of Risk Management
As a registered investment company, the Trust is subject to a variety of risks, including investment risks, financial risks, compliance risks and regulatory risks. As part of its overall activities, the Board oversees the management of the Trust’s risk management structure by the Trust’s Adviser, Administrator, Distributor, officers and others. The responsibility to manage the Funds’ risk management structure on a day-to-day basis is subsumed within the other responsibilities of these parties.

The Board considers risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of the Board and its committees, and within the context of any ad hoc communications with the Trust’s service providers and officers. The Trust’s Adviser, subadvisers, Distributor, officers and legal counsel prepare regular reports to the Board that address certain investment, valuation, compliance and other matters, and the Board as a whole or its committees may also receive special written reports or presentations on a variety of risk issues at the request of the Board, a committee, the Chairman or a senior officer.
The Board receives regular written reports describing and analyzing the investment performance of the Funds. In addition, the portfolio managers of the Funds and senior management of the Funds’ subadvisers meet with the Board periodically to discuss portfolio performance and answer the Board’s questions with respect to portfolio strategies and risks. To the extent that a Fund changes a primary investment strategy, the Board generally is consulted in advance with respect to such change.
The Board receives regular written reports from the Trust’s Chief Financial Officer that enable the Board to monitor the number of fair valued securities in the Funds’ portfolios, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within the Funds’ portfolios. The Board and/or the Audit Committee may also review valuation procedures and pricing results with the Funds’ independent auditors in connection with the review of the results of the audit of the Funds’ year-end financial statements.
The Board also receives regular compliance reports prepared by the compliance staff of the Adviser and meets regularly with the Trust’s CCO to discuss compliance issues, including compliance risks. As required under applicable rules, the Independent Trustees meet regularly in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the Board. The CCO, as well as the compliance staff of the Adviser and Virtus, provide the Board with reports on their examinations of functions and processes within the Adviser and the subadvisers that affect the Funds. The Board also adopts compliance policies and procedures for the Trust and approves such procedures for the Trust’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.
In its annual review of the Funds’ advisory, subadvisory and distribution agreements, the Board reviews information provided by the Adviser, the subadvisers and the Distributor relating to their operational capabilities, financial conditions and resources. The Board may also discuss particular risks that are not addressed in its regular reports and processes.
The Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board periodically reviews the effectiveness of its oversight of the Funds and the other funds in the Virtus Mutual Funds family, and the processes and controls in place to limit identified risks. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.
Trustees’ Fund Holdings as of  [           , 2017](1)
As of  [           , 2017], the Trustees beneficially owned shares of the Funds as set forth in the table below.
	Dollar Range of Equity Securities in a Fund of the Trust(1)	Aggregate Dollar Range of Trustee Ownership in all Funds Overseen by Trustee in Family of Investment Companies(2)
Independent Trustees
Philip McLoughlin
Geraldine M. McNamara
James M. Oates
Richard E. Segerson
Ferdinand L.J. Verdonck
Interested Trustee
George R. Aylward

(1)
The Funds commenced operations on            , 2017.

(2)
Holdings exclude any exposure through the Deferred Compensation Plan, which may be counted towards the Trustee Ownership Policy but are not considered ownership for any other purpose.

As of  [           , 2017], the Trustees and officers as a group owned less than 1% of the then outstanding shares of any of the Funds.
Trustee Compensation
Trustees who are not employed by the Adviser or its affiliates receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers and employees of the Adviser of the Funds who are interested persons are compensated for their services by the Adviser of the Funds, or an affiliate of the Adviser of the Funds, and receive no compensation from the Funds. The Trust does not have any retirement plan for its Trustees.
For the Trust’s fiscal year ended [December 31, 2016], the current Trustees received the following compensation:
	Aggregate Compensation from Trust	Total Compensation From Trust and Fund Complex Paid to Trustees
Independent Trustees
Philip McLoughlin
Geraldine M. McNamara
James M. Oates
Richard E. Segerson
Ferdinand L.J. Verdonck
Interested Trustee
George R. Aylward	None	None
Sales Loads
The Trust’s Trustees are permitted to invest in Class I shares of each Fund without initial or subsequent minimum investment requirements. Class I shares do not carry a sales load.
Code of Ethics
The Trust, its Adviser, subadvisers and Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the 1940 Act. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which a Fund has a pending order. The Trust has also adopted a Code of Ethics for Chief Executive and Senior Financial Officers as required by Section 406 of the Sarbanes-Oxley Act of 2002.
Proxy Voting Policies
The Trust has adopted on behalf of the Funds a Policy Regarding Proxy Voting stating the Trust’s intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Funds. The Funds have committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Funds must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.
The Policy stipulates that the Funds’ Adviser will vote proxies, or delegate such responsibility to a subadviser. The applicable voting party will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Trust’s Policy. The Adviser or applicable subadviser may engage a qualified, independent organization to vote proxies on its behalf  (a “delegate”). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-case basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.
The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

•
Corporate Governance Matters — tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

•
Stock Option and Other Management Compensation Issues — executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

•
Social and Corporate Responsibility Issues — the Adviser or subadviser will generally vote against shareholder social and environmental issue proposals.

The Funds and their delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the Adviser, subadviser, delegate, Distributor, or any affiliated person of the Funds, on the other hand.
Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each Adviser/ subadviser or delegate to notify the President of the Trust of any actual or potential conflict of interest. No Adviser/ subadviser or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board or the President of the Trust.
The Policy further imposes certain record-keeping and reporting requirements on each Adviser/subadviser or delegate. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 will be available free of charge by calling, toll-free, 800.243.1574, or on the SEC’s Web site at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
As of  [           , 2017], the persons who owned of record, or were known by the Trust to own beneficially, 5% or more of the outstanding shares of any class of the Funds included in this SAI are shown in Appendix B — Control Persons and Principal Shareholders.
INVESTMENT ADVISORY AND OTHER SERVICES
Investment Adviser
The investment adviser to each of the Funds is RidgeWorth Capital Management LLC (to be renamed Virtus Fund Advisers, LLC), located at __________________, ______________, _______, _____________. The Adviser, an indirect, wholly-owned subsidiary of Virtus, is a professional investment management firm registered with the SEC. As of  [           , 2017], RidgeWorth had approximately $          billion in assets under management.
Investment Advisory Agreement and Expense Limitation Agreement
The investment advisory agreement, approved by the Board, provides that the Trust will bear all costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Trust and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not employees of the Adviser, Virtus or any of its affiliates, expenses of Trustees, and shareholders’ meetings, expenses of printing and mailing proxy soliciting material, expenses of the insurance premiums for fidelity and other coverage, expenses of the repurchase and redemption of shares, expenses of the issue and sale of shares (to the extent not borne by VP Distributors under its agreement with the Trust), association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, and bookkeeping, auditing and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the SEC and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. If authorized by the Board, the Trust will also pay for extraordinary expenses and expenses of a non-recurring nature which may include, but shall not be limited to, the reasonable cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Trust is a party.
Each Fund will pay expenses incurred in its own operation and will also pay a portion of the Trust’s general administration expenses allocated on the basis of the asset values of the respective Funds.
For managing, or directing the management of, the investments of each fund, the Adviser is entitled to a fee, payable monthly, at the following annual rates based on each Fund’s average daily net assets:
Fund	Investment Advisory Fee
Ceredex Large-Cap Value Equity Fund	0.65%
Ceredex Mid-Cap Value Equity Fund	0.69%
Ceredex Small-Cap Value Equity Fund	0.82%
Silvant Large-Cap Growth Stock Fund	0.70%
Silvant Small-Cap Growth Stock Fund	0.85%
Zevenbergen Innovative Growth Stock Fund	0.85%
WCM International Equity Fund	0.85%
Conservative Allocation Strategy Fund	0.10%
Growth Allocation Strategy Fund	0.10%
Seix Core Bond Fund	0.25%
Seix Corporate Bond Fund	0.40%
Seix Total Return Bond Fund	0.24%
Seix U.S. Mortgage Fund	0.40%
Seix Limited Duration Fund	0.10%
Seix Short-Term Bond Fund	0.40%
Seix U.S. Government Securities Ultra-Short Bond Fund	0.19%
Seix Ultra-Short Bond Fund	0.22%
Seix Floating Rate High Income Fund	0.41%
Seix High Income Fund	0.54%
Seix High Yield Fund	0.44%
Seix Georgia Tax-Exempt Bond Fund	0.50%

Fund	Investment Advisory Fee
Seix High Grade Municipal Bond Fund	0.50%
Seix Investment Grade Tax-Exempt Bond Fund	0.49%
Seix North Carolina Tax-Exempt Bond Fund	0.50%
Seix Short-Term Municipal Bond Fund	0.35%
Seix Virginia Intermediate Municipal Bond Fund	0.50%
The above fees are also subject to the following breakpoint discounts:
Equity and Fixed Income Funds:
First $500 million = none — no discount from full fee
Next $500 million = 5% discount from full fee
Next $4 billion = 10% discount from full fee
Over $5 billion = 15% discount from full fee
The Adviser may waive any portion of its investment advisory fees or reimburse Fund expenses from time to time. The Adviser has contractually agreed to limit the annual operating expenses (excluding dividend and interest, expenses, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses (if any)) of all the Funds through [ ___, 2019](expressed as a percentage of daily net assets):
	Class A	Class C	Class R	Class I	Class IS
Ceredex Large-Cap Value Equity Fund
Ceredex Mid-Cap Value Equity Fund
Ceredex Small-Cap Value Equity Fund
Silvant Large-Cap Growth Stock Fund
Silvant Small-Cap Growth Stock Fund
Zevenbergen Innovative Growth Stock Fund
WCM International Equity Fund
Conservative Allocation Strategy Fund
Growth Allocation Strategy Fund
Seix Core Bond Fund
Seix Corporate Bond Fund
Seix Total Return Bond Fund
Seix U.S. Mortgage Fund
Seix Limited Duration Fund
Seix Short-Term Bond Fund
Seix U.S. Government Securities Ultra-Short Bond Fund
Seix Ultra-Short Bond Fund
Seix Floating Rate High Income Fund
Seix High Income Fund
Seix High Yield Fund
Seix Georgia Tax-Exempt Bond Fund
Seix High Grade Municipal Bond Fund
Seix Investment Grade Tax-Exempt Bond Fund
Seix North Carolina Tax-Exempt Bond Fund
Seix Short-Term Municipal Bond Fund
Seix Virginia Intermediate Municipal Bond Fund
Following the contractual period, if any, the Adviser may discontinue the expense caps at any time. The Adviser may recapture operating expenses reimbursed under this arrangement, for a period of three years following the fiscal year in which such reimbursement occurred, subject to certain conditions.
The Adviser also may, at its discretion, from time to time pay for other Fund expenses from its own assets, or reduce the management fee of a Fund in excess of that required. Any fee reimbursed and/or any Fund expense absorbed by the Adviser pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, provided the aggregate amount of the Fund’s current operating expense for such fiscal year does not exceed the applicable limitation on Fund expenses.
The investment advisory agreement also provides that the Adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of such Adviser in the performance of its duties thereunder.

Provided it has been approved by a vote of the majority of the outstanding shares of a Fund of the Trust which is subject to its terms and conditions, the investment advisory agreement continues from year to year with respect to such Fund so long as (1) such continuance is approved at least annually by the Board or by a vote of the majority of the outstanding shares of such Fund and (2) the terms and any renewal of the agreement with respect to such Fund have been approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons, as that term is defined in the 1940 Act, of the Trust or the relevant Adviser, cast in person at a meeting called for the purpose of voting on such approval. On sixty days’ written notice and without penalty the agreement may be terminated as to the Trust or as to a Fund by the Board or by the relevant Adviser and may be terminated as to a Fund by a vote of the majority of the outstanding shares of such Fund. The Agreement automatically terminates upon its assignment (within the meaning of the 1940 Act). The agreement provides that upon its termination, or at the request of the relevant Adviser, the Trust will eliminate all reference to Virtus from its name, and will not thereafter transact business in a name using the word Virtus.
Adviser Affiliates
George Aylward, Kevin Carr and Frank Waltman, each serve as an officer of the Trust and as an officer and/or director of the Adviser. The other principal executive officers and directors of the Adviser are: [                                             ]
Advisory Fees
For services to the Predecessor Funds during the fiscal years ended March 31, 2014, 2015 and 2016, the Adviser received fees of  $         , $          and $         , respectively, under the investment advisory agreements in effect. Of these totals, the Adviser received fees from each Predecessor Fund as follows:
	Gross Advisory Fee ($)			Advisory Fee Waived and/or Expenses Reimbursed ($)			Net Advisory Fee ($)
Fund	2014	2015	2016	2014	2015	2016	2014	2015	2016
Ceredex Large-Cap Value Equity Fund				0	0	2,457,755	12,906,498	15,325,869	14,465,035
Ceredex Mid-Cap Value Equity Fund				0	0	239,140	22,901,598	28,240,095	26,903,880
Ceredex Small-Cap Value Equity Fund				0	0	0	13,731,864	12,407,608	8,848,043
Silvant Large-Cap Growth Stock Fund				0	60,628	331,753	1,940,233	1,947,536	1,911,815
Silvant Small-Cap Growth Fund				0	0	63,957	1,611,639	1,349,075	796,245
Zevenbergen Innovative Growth Stock Fund				1,088	0	17,391	300,822	401,832	281,146
WCM International Equity Fund				17,209	3,428	94,494	597,604	234,835	228,606
Conservative Allocation Strategy Fund				15,124	20,530	57,158	59,736	63,645	65,950
Growth Allocation Strategy Fund				0	0	92,983	65,235	65,048	58,074
Seix Core Bond Fund				0	0	0	726,308	521,323	629,875
Seix Corporate Bond Fund				0	8,960	30,054	241,714	144,084	88,233
Seix Total Return Bond Fund				0	0	2,074	2,946,100	2,591,697	2,747,820
Seix U.S. Mortgage Fund				51,363	49,470	44,867	68,760	54,958	114,410
Seix Limited Duration Fund				0	0	7,767	7,186	6,650	6,647
Seix Short-Term Bond Fund				0	2,672	43,104	246,437	193,656	215,055
Seix U.S. Government Securities Ultra-Short Bond Fund				0	0	0	4,058,773	3,341,968	3,029,253
Seix Ultra-Short Bond Fund				0	0	0	281,939	315,772	248,510
Seix Floating Rate High Income Fund				0	0	0	31,631,285	30,524,990	23,465,997
Seix High Income Fund				0	2,545,806	0	4,783,322	4,913,079	4,029,645
Seix High Yield Fund				0	0	0	7,071,344	3,935,731	2,862,692
Seix Georgia Tax-Exempt Bond Fund				0	309,297	32,454	675,650	640,018	635,725
Seix High Grade Municipal Bond Fund				9,150	93	43,026	294,671	428,128	573,994
Seix Investment Grade Tax-Exempt Bond Fund				0	0	230,521	3,869,508	3,313,851	3,238,901
Seix North Carolina Tax-Exempt Bond Fund				0	0	27,322	229,364	183,654	167,104
Seix Short-Term Municipal Bond Fund				21,563	0	46,670	81,848	142,012	149,091
Seix Virginia Intermediate Municipal Bond Fund				0	0	28,628	715,780	621,366	507,743
Subadvisers and Subadvisory Agreements
The Adviser has entered into subadvisory agreements with respect to certain Funds. Each subadvisory agreement provides that the Adviser will delegate to the respective subadviser the performance of certain of its investment management services under the Investment Advisory Agreement with respect to each of the Funds for which that subadviser provides subadvisory services. Each subadviser furnishes at its own expense the office facilities and personnel necessary to perform such services.

RidgeWorth remains responsible for the supervision and oversight of each subadviser’s performance. Each subadvisory agreement will continue in effect from year to year if specifically approved by the Trustees, including a majority of the Independent Trustees. The subadvisory fees are paid by the Adviser out of its advisory fees from the Funds.
Ceredex Value Advisors LLC — Ceredex Large-Cap Value Equity Fund, Ceredex Mid-Cap Value Equity Fund and Ceredex Small-Cap Value Equity Fund
Ceredex, a wholly-owned subsidiary of the Adviser, is located at 301 East Pine Street, Suite 500, Orlando, Florida 32801. Ceredex is an investment adviser registered with the SEC. The firm was established in 2008 after 19 years functioning as RidgeWorth’s value style investment management team. As of  [June 30, 2016], Ceredex had approximately $[10.2] billion in assets under management. Ceredex is a value equity asset management firm that seeks to identify catalysts that may lead to appreciation in undervalued, dividend-paying stocks.
For its services as subadviser, the Adviser pays Ceredex a fee at the rate of 50% of the net advisory fee paid by each Fund for which Ceredex acts as subadviser.
Seix Investment Advisors, LLC — Seix Core Bond Fund, Seix Corporate Bond Fund, Seix Total Return Bond Fund, Seix U.S. Mortgage Fund, Seix Limited Duration Fund, Seix Short-Term Bond Fund, Seix U.S. Government Securities Ultra-Short Bond Fund, Seix Ultra-Short Bond Fund, Seix Floating Rate High Income Fund, Seix High Income Fund, Seix High Yield Fund, Seix Georgia Tax-Exempt Bond Fund, Seix High Grade Municipal Bond Fund, Seix Investment Grade Tax-Exempt Bond Fund, Seix North Carolina Tax-Exempt Bond Fund, Seix Short-Term Municipal Bond Fund and Seix Virginia Intermediate Municipal Bond Fund
Seix, a wholly-owned subsidiary of the Adviser, is located at One Maynard Drive, Suite 3200, Park Ridge, New Jersey 07656. Seix was established in 2008 as a wholly-owned subsidiary of RidgeWorth, and is an investment adviser registered with the SEC. Its predecessor, Seix Investment Advisors, Inc., was founded in 1992 and was independently owned until 2004 when the firm joined RidgeWorth as the institutional fixed income management division. As of  [June 30, 2016], Seix had approximately $[25.1] billion in assets under management.
For its services as subadviser, the Adviser pays Seix a fee at the rate of 50% of the net advisory fee paid by each Fund for which Seix acts as subadviser.
Silvant Capital Management LLC — Silvant Large-Cap Growth Stock Fund and Silvant Small-Cap Growth Stock Fund
Silvant, a wholly-owned subsidiary of the Adviser, is located at 3333 Piedmont Road, Suite 1500, Atlanta, Georgia 30305. Silvant is an investment adviser registered with the SEC. The firm was established in 2008 after 24 years functioning as RidgeWorth’s growth style investment management team. As of  [June 30, 2016], Silvant had approximately $[1.3] billion in assets under management. Silvant focuses on managing growth equity products for a diverse range of institutional clients.
For its services as subadviser, the Adviser pays Silvant a fee at the rate of 50% of the net advisory fee paid by each Fund for which Silvant acts as subadviser.
WCM Investment Management — Foreign Equities Fund
WCM is located at 280 Brooks Street, Laguna Beach, California 92651. WCM is an investment adviser registered with the SEC. The firm was established in 1976. As of  [June 30, 2016], WCM had approximately $[14.1] billion in assets under management.
For its services as subadviser, the Adviser pays WCM [an annual fee paid equal to 60% of the first $500 million; 62% of the next $500 million; 63% of the next $4 billion; and 65% in excess of  $5 billion of the net advisory fee paid by Foreign Equities Fund].
Zevenbergen Capital Investments LLC — Innovative Growth Stock Fund
ZCI, a minority-owned subsidiary of the Adviser, is located at 601 Union Street, Suite 4600 Seattle, Washington 98101. ZCI is an investment adviser registered with the SEC. The firm was established in 1987 and, as of  [June 30, 2016], ZCI had approximately $[2.2] billion in assets under management. ZCI specializes in aggressive growth-equity investment advisory services for separately managed portfolios and mutual funds.
For its services as subadviser, the Adviser pays ZCI a fee at the rate of 0.44% of the net advisory fee paid by Zevenbergen Innovative Growth Stock Fund.

The following table shows the dollar amount of fees payable to each subadviser for managing the applicable [Predecessor Fund(s)], the amount of expenses reimbursed by the subadviser, and the actual fee received by the subadviser for the fiscal years ended March 31, 2014, 2015 and 2016.
	Gross Subadvisory Fee ($)			Subadvisory Fee and/or Expenses Reimbursed ($)			Net Subadvisory Fee ($)
Fund	2014	2015	2016	2014	2015	2016	2014	2015	2016
Ceredex Large-Cap Value Equity Fund				0	0	0	6,453,249	7,662,934	7,232,517
Ceredex Mid-Cap Value Equity Fund				0	0	0	11,450,799	14,120,048	13,451,940
Ceredex Small-Cap Value Equity Fund				0	0	0	6,865,932	6,203,804	4,424,021
Silvant Large-Cap Growth Stock Fund				0	0	12,330	970,116	973,768	955,907
Silvant Small-Cap Growth Stock Fund				0	0	0	805,819	674,538	398,123
Zevenbergen Innovative Growth Stock Fund				0	0	0	155,720	208,007	145,535
WCM International Equity Fund				0	0	1,626	298,802	117,418	128,123
Conservative Allocation Strategy Fund(1)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Growth Allocation Strategy Fund(1)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Seix Core Bond Fund				0	0	0	435,785	269,551	314,938
Seix Corporate Bond Fund				0	4,951	8,803	145,028	74,661	44,116
Seix Total Return Bond Fund				0	0	0	1,767,660	1,339,917	1,373,910
Seix U.S. Mortgage Fund				30,818	25,578	8,922	41,256	28,326	57,205
Seix Limited Duration Fund				0	0	0	4,311	3,436	3,324
Seix Short-Term Bond Fund*				0	1,327	0	98,575	94,053	107,527
Seix U.S. Government Securities Ultra-Short Bond Fund*				0	0	0	1,623,509	1,609,937	1,514,626
Seix Ultra-Short Bond Fund*				0	0	0	112,776	153,281	124,255
Seix Floating Rate High Income Fund				0	0	0	18,978,771	15,873,900	11,732,998
Seix High Income Fund				0	0	0	2,869,993	2,545,806	2,014,823
Seix High Yield Fund				0	0	0	4,242,807	2,050,779	1,431,346
Seix Georgia Tax-Exempt Bond Fund*				0	0	0	270,260	309,297	317,862
Seix High Grade Municipal Bond Fund*				3,660	37	0	117,869	208,811	286,997
Seix Investment Grade Tax-Exempt Bond Fund*				0	0	0	1,547,803	1,601,103	1,619,451
Seix North Carolina Tax-Exempt Bond Fund*				0	0	0	91,746	88,625	83,552
Seix Short-Term Municipal Bond Fund*				8,625	0	6,581	32,739	68,843	74,545
Seix Virginia Intermediate Municipal Bond Fund*				0	0	0	286,312	299,926	253,872

(1)
No Subadviser.

*
Includes amounts paid to a prior Subadviser. Seix serves as Subadviser to each Fund effective May 30, 2014.

Administrator
[Virtus Fund Services, LLC (“VFS”) is the administrator of the Trust as of                  . VFS is an indirect, wholly-owned subsidiary of Virtus and an affiliate of the Adviser. For its services as administrator, VFS receives an administration fee based upon the average net assets across all series of the Virtus Mutual Funds at the following annual rates:
First $15 billion	[0.10%]
$15+ billion to $30 billion	[0.095%]
$30+ billion to $50 billion	[0.09%]
Greater than $50 billion	[0.085%]
For the purposes of applying the fee breakpoints, the Virtus Mutual Funds’ average net assets may be aggregated with the average net assets of the series of VVIT.]

The following table shows the dollar amount of fees that the Predecessor Funds paid to State Street Bank and Trust Company, for its administrative services with respect to each [Predecessor Fund], for the fiscal years ended March 31, 2014, 2015 and 2016.
	Administration Fee ($)(1)
Fund	2014	2015	2016
Ceredex Large-Cap Value Equity Fund	193,551	240,835	222,768
Ceredex Mid-Cap Value Equity Fund	325,133	420,290	393,073
Ceredex Small-Cap Value Equity Fund	167,938	157,917	108,274
Silvant Large-Cap Growth Stock Fund	28,199	28,549	27,498
Silvant Small-Cap Growth Stock Fund	19,065	16,298	9,462
Zevenbergen Innovative Growth Stock Fund	3,755	4,853	3,333
WCM International Equity Fund	7,582	2,679	2,643
Conservative Allocation Strategy Fund	5,847	6,526	6,636
Growth Allocation Strategy Fund	6,425	6,672	5,849
Seix Core Bond Fund	28,313	21,394	25,326
Seix Corporate Bond Fund	5,907	3,698	2,224
Seix Total Return Bond Fund	119,837	109,621	114,491
Seix U.S. Mortgage Fund	1,429	1,126	2,757
Seix Limited Duration Fund	738	682	670
Seix Short-Term Bond Fund	6,397	4,959	5,409
Seix U.S. Government Securities Ultra-Short Bond Fund	212,959	182,049	160,974
Seix Ultra-Short Bond Fund	12,580	14,709	11,371
Seix Floating Rate High Income Fund	770,505	780,429	580,141
Seix High Income Fund	87,126	93,854	75,040
Seix High Yield Fund	163,746	92,143	64,797
Seix Georgia Tax-Exempt Bond Fund	13,274	13,130	12,800
Seix High Grade Municipal Bond Fund	5,783	8,761	11,548
Seix Investment Grade Tax-Exempt Bond Fund	77,525	68,863	65,959
Seix North Carolina Tax-Exempt Bond Fund	4,493	3,769	3,365
Seix Short-Term Municipal Bond Fund	2,334	4,158	4,286
Seix Virginia Intermediate Municipal Bond Fund	14,092	12,751	10,236

(1)
Administrative fees paid to the previous administrator were subject to a $15,000 relationship waiver.

[Sub-administrative and Accounting Agent
The Trust has entered into an agreement with [State Street], [           ] pursuant to which [State Street] acts as sub-administrative and accounting agent of the Trust as of            . For its services in this capacity, [State Street] receives a fee based on the average net assets at the following incremental rates:
First $15 billion
$15+ billion to $30 billion
$30+ billion to $50 billion
Greater than $50 billion]
Distributor
VP Distributors, a broker-dealer registered with FINRA and which is an indirect, wholly-owned subsidiary of Virtus and an affiliate of the Adviser and certain subadvisers, serves as distributor of the Funds’ shares as of            . Fund shares are offered on a continuous basis. The principal office of VP Distributors is located at 100 Pearl Street, Hartford, Connecticut 06103. George R. Aylward, Kevin J. Carr and Nancy J. Engberg, each serve as an officer of the Trust and as an officer for the Distributor.
The Trust and VP Distributors have entered into an underwriting agreement under which VP Distributors has agreed to use its best efforts to find purchasers for Trust shares and the Trust has granted to VP Distributors the exclusive right to purchase from the Funds and resell, as principal, shares needed to fill unconditional orders for Fund shares. VP Distributors may sell Fund shares through its registered representatives or through securities dealers with whom it has sales agreements. VP Distributors may also sell Fund shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Fund shares with VP Distributors. It is not anticipated that termination of sales agreements with banks and bank affiliated securities brokers would result in a loss to their customers or a change in the NAV per share of a Fund of the Trust.
For its services under the underwriting agreement, VP Distributors receives sales charges on transactions in Fund shares and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, VP Distributors may receive payments from the Trust pursuant to the Distribution Plans described below.]
[During the fiscal years ended March 31, 2014, 2015 and 2016, purchasers of shares of the [Predecessor Funds] paid aggregate sales charges of  $         , $          and $          respectively, of which RidgeWorth Distributors LLC, the previous Distributor, received net commissions of  $         , $          and $          respectively, for its services, the balance being paid to dealers. For the fiscal year ended [March 31, 2017], RidgeWorth Distributors LLC received net commissions of  $          for Class A Shares and deferred sales charges of  $          for Class A Shares, $          for Class B Shares and $          for Class C Shares.] [Class T Shares have been in existence since            , 2017, and were not applicable to the Predecessor Funds.]
The distribution agreement/underwriting agreement may be terminated at any time by 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the appropriate Class of outstanding voting securities of the Funds, or by vote of a majority of the Trust’s Trustees who are not parties to the distribution agreement/underwriting agreement or “interested persons” of any party and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreements. The distribution agreement/underwriting agreement will terminate automatically in the event of its “assignment,” as defined in Section 2(a)(4) of the 1940 Act.
The following table shows the dollar amount of sales charges paid by each Predecessor Fund to RidgeWorth Distributors LLC for the fiscal years ended March 31 2014, 2015 and 2016, with respect to sales of Class A Shares of each Predecessor Fund and the amount of sales charges retained by RidgeWorth Distributors LLC and reallowed to other persons.
	Aggregate Underwriting Commissions ($)			Amount Retained by the Distributors ($)			Amount Reallowed ($)
Fund	2014	2015	2016	2014	2015	2016	2014	2015	2016
Ceredex Large-Cap Value Equity Fund				87,268	138,999	9,858	10,977	20,837	1,209
Ceredex Mid-Cap Value Equity Fund				234,857	191,948	35,321	33,189	27,087	4,702
Ceredex Small-Cap Value Equity Fund				11,651	4,124	5,576	1,770	623	932
Silvant Large-Cap Growth Stock Fund				21,586	18,371	31,904	3,161	2,603	4,379
Silvant Small-Cap Growth Stock Fund				5,350	19,463	747	632	2,574	99
Zevenbergen Innovative Growth Stock Fund				119,631	73,402	11,696	16,455	11,878	1,668
WCM International Equity Fund				6,116	14,725	11,338	841	1,913	1,721
Conservative Allocation Strategy Fund				11,551	22,115	13,439	2,055	3,987	2,562
Growth Allocation Strategy Fund				2,515	5,343	9,765	387	753	1,485
Seix Core Bond Fund				277	152	3,235	59	24	538
Seix Corporate Bond Fund				0	0	898	0	153	140
Seix Total Return Bond Fund				1,395	5,008	2,967	224	806	536
Seix U.S. Mortgage Fund				180	180	4,959	20	0	90
Seix Short-Term Bond Fund				4,575	133	1,318	640	15	147
Seix Floating Rate High Income Fund				281,970	46,427	86,229	26,993	4,184	8,303
Seix High Income Fund				72,310	77,572	23,385	11,846	12,173	3,867
Seix High Yield Fund				14,502	14,520	17,190	2,803	2,555	3,056
Seix Georgia Tax-Exempt Bond Fund				946	2,647	5,632	146	525	1,277
Seix High Grade Municipal Bond Fund				34,226	69,721	22,709	6,367	11,205	3,718
Seix Investment Grade Tax-Exempt Bond Fund				5,981	43,710	23,868	983	6,979	4,289
Seix North Carolina Tax-Exempt Bond Fund				0	455	371	0	71	59
Seix Short-Term Municipal Bond Fund
Seix Virginia Intermediate Municipal Bond Fund				4,701	2,406	2,297	793	382	374
Dealer Concessions
Class A Shares, Class B Shares, Class C Shares, Class I Shares and Class IS Shares Only
Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on Class A Shares as described below.

Conservative Allocation Strategy
Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
[Under $50,000	4.75%	4.99%	4.00%
$50,000 but under $100,000	4.50	4.71	3.75
$100,000 but under $250,000	3.50	3.63	2.75
$250,000 but under $500,000	2.50	2.56	2.00
$500,000 but under $1,000,000	2.00	2.04	1.75
$1,000,000 or more	None	None	None(1)]

(1)
[While investments of more than $1,000,000 are not subject to a front-end sales charge, dealers may receive commissions ranging from 0.25% to 0.50% on such purchases. Merrill Lynch receives an additional 0.25% of the front-end sales charge of Class A Shares of certain funds. Dealer commissions on investments of over $1,000,000 are paid on a tiered basis as follows:

Trade Amount	Payout to Dealer
$1,000,000 − $2,999,999	0.50%
$3,000,000 − $49,999,999	0.25%
$50,000,000 or more	0.25%]
All Other Equity Funds
Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
[Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.75	4.99	4.25
$100,000 but under $250,000	3.75	3.90	3.25
$250,000 but under $500,000	2.75	2.83	2.25
$500,000 but under $1,000,000	2.00	2.04	1.75
$1,000,000 or more	None	None	None(1)]

(1)
[While investments of more than $1,000,000 are not subject to a front-end sales charge, dealers may receive commissions ranging from 0.25% to [0.75%/1.00%] on such purchases. Merrill Lynch receives an additional 0.25% of the front-end sales charge of Class A Shares of certain funds. Dealer commissions on investments of over $1,000,000 are paid on a tiered basis as follows:

Trade Amount	Payout to Dealer
$1,000,000 − $2,999,999	0.75%
$3,000,000 − $49,999,999	0.25%
$50,000,000 or more	0.25%]
With respect to Class C Shares, the Distributor intends to pay investment dealers a sales commission of [1%] of the sale price of Class C Shares sold by such dealers. Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.
Dealers and other entities that enter into special arrangements with the Distributor or the funds’ transfer agent, Virtus Fund Services, LLC (the “Transfer Agent”), may receive compensation for the sale and promotion of shares of these funds. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the funds through distribution fees, service fees or, in some cases, the Distributor may pay certain fees from its own profits and resources.
Dealers and other entities that enter into special arrangements with the Distributor or the funds’ transfer agent may receive compensation from or on behalf of the funds for providing certain recordkeeping and related services to the funds or their shareholders. These fees may also be referred to as shareholder accounting fees, administrative services fees, sub-transfer agent fees or networking fees. They are not for the sale, promotion or marketing of fund shares.

From its own profits and resources, the Distributor may, from time to time, make payments to qualified wholesalers, registered financial institutions and third party marketers for marketing support services and/or retention of assets. These payments are sometimes referred to as “revenue sharing.” Among others, the Distributor has agreed to make such payments for marketing support services to AXA Advisors, LLC. Additionally, for Virtus Conservative Allocation Strategy Fund, the Distributor may pay broker-dealers a finder’s fee in an amount equal to 0.50% of eligible Class A Share purchases from $1,000,000 to $3,000,000 and 0.25% on amounts greater than $3,000,000. For all other Virtus Mutual Funds in this prospectus, the Distributor may pay broker-dealers a finder’s fee in an amount equal to 1.00% of eligible Class A Share purchases from $1,000,000 to $3,000,000, 0.50% on amounts of  $3,000,001 to $10,000,000, and 0.25% on amounts greater than $10,000,000. Purchases of Class A Shares by an account in the name of a qualified employee benefit plan are eligible for a finder’s fee only if such plan has at least 100 eligible employees. A CDSC may be imposed on certain redemptions of such Class A investments within 18 months of purchase. For Virtus Conservative Allocation Strategy Fund, the CDSC is 0.50%; for all other Virtus Mutual Funds in this prospectus, the CDSC is 1.00%. For purposes of determining the applicability of the CDSC, the 18-month period begins on the last day of the month preceding the month in which the purchase was made. The Distributor will also pay broker-dealers a service fee of 0.25% beginning in the thirteenth month following purchase of Class A Shares on which a finder’s fee has been paid. VP Distributors reserves the right to discontinue or alter such fee payment plans at any time.
From its own resources or pursuant to the distribution and shareholder servicing plans, and subject to the dealers’ prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives’ or dealers’ achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.
The Distributor has also agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.
The categories of payments the Distributor and/or the Transfer Agent may make to other parties are not mutually exclusive, and such parties may receive payments under more than one or all categories. These payments could be significant to a party receiving them, creating a conflict of interest for such party in making investment recommendations to investors. Investors should make due inquiry of any party recommending the funds for purchase to ensure that such investors are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.
A document containing information about sales charges, including breakpoint (volume) discounts, is available free of charge on the Internet at [www.Virtus.com]. In the Individual Investors section, go to the tab “Investors Knowledge Base” and click on the link for Breakpoint (Volume) Discounts.
Class IS Shares Only
No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class IS Shares. Class IS Shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the fund’s shares.
Class A Shares, Class C Shares, Class R Shares, Class I Shares, Class IS Shares Only
Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on Class A Shares as described below.
Seix Floating Rate High Income Fund, Seix Short-Term Bond Fund, Seix Short-Term Municipal Bond Fund and Seix U.S. Mortgage Fund
Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
[Under $50,000	2.50%	2.56%	2.25%

Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
$50,000 but under $100,000	2.25	2.30	2.00
$100,000 but under $250,000	2.00	2.04	1.75
$250,000 but under $500,000	1.75	1.78	1.50
$500,000 but under $1,000,000	1.50	1.52	1.25
$1,000,000 or more	None	None	None(1)]

(1)
[While investments of more than $1,000,000 are not subject to a front-end sales charge, dealers may receive commissions ranging from 0.25% to 0.50% on such purchases. Merrill Lynch receives an additional 0.25% of the front-end sales charge of Class A Shares of certain funds. Dealer commissions on investments of over $1,000,000 are paid on a tiered basis as follows:

Trade Amount	Payout to Dealer
$1,000,000 − $2,999,999	0.50%
$3,000,000 − $49,999,999	0.25%
$50,000,000 or more	0.25%]
All Other Fixed Income Funds
Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
[Under $50,000	4.75%	4.99%	4.00%
$50,000 but under $100,000	4.50	4.71	3.75
$100,000 but under $250,000	3.50	3.63	2.75
$250,000 but under $500,000	2.50	2.56	2.00
$500,000 but under $1,000,000	2.00	2.04	1.75
$1,000,000 or more	None	None	None(1)]

(1)
[While investments of more than $1,000,000 are not subject to a front-end sales charge, dealers may receive commissions ranging from 0.25% to 0.50% on such purchases. Merrill Lynch receives an additional 0.25% of the front-end sales charge of Class A Shares of certain funds. Dealer commissions on investments of over $1,000,000 are paid on a tiered basis as follows:

Trade Amount	Payout to Dealer
$1,000,000 − $2,999,999	0.50%
$3,000,000 − $49,999,999	0.25%
$50,000,000 or more	0.25%
With respect to Class C Shares, the Distributor intends to pay investment dealers a sales commission of [1%] of the sale price of Class C Shares sold by such dealers. Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.
Dealers and other entities that enter into special arrangements with the Distributor or the funds’ transfer agent, Virtus Fund Services, LLC (the “Transfer Agent”), may receive compensation for the sale and promotion of shares of these funds. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the funds through distribution fees, service fees or, in some cases, the Distributor may pay certain fees from its own profits and resources.
Dealers and other entities that enter into special arrangements with the Distributor or the funds’ transfer agent may receive compensation from or on behalf of the funds for providing certain recordkeeping and related services to the funds or their shareholders. These fees may also be referred to as shareholder accounting fees, administrative services fees, sub-transfer agent fees or networking fees. They are not for the sale, promotion or marketing of fund shares.
From its own profits and resources, the Distributor may, from time to time, make payments to qualified wholesalers, registered financial institutions and third party marketers for marketing support services and/or retention of assets. These payments are sometimes referred to as “revenue sharing.” Among others, the Distributor has agreed to make such payments for marketing support services to AXA Advisors, LLC. Additionally, for Virtus fixed income funds, the Distributor may pay broker-dealers a finder’s fee in an amount equal to 0.50% of eligible Class A Share purchases from $1,000,000 to $3,000,000 and 0.25% on amounts greater than $3,000,000. Purchases of Class A Shares by an account in the name of a qualified employee benefit plan are eligible for a finder’s fee only if such plan has at least 100 eligible employees. A CDSC may be imposed on certain redemptions of such Class A investments within 18 months of purchase. For all Virtus fixed income funds, the CDSC is 0.50%. For purposes of determining the applicability of the CDSC, the 18-month period begins on the last day of the month preceding the month in which the purchase was made. The Distributor will also pay broker-dealers a service fee of 0.25% beginning in the thirteenth month following purchase of Class A Shares on which a finder’s fee has been paid. VP Distributors reserves the right to discontinue or alter such fee payment plans at any time.
From its own resources or pursuant to the distribution and shareholder servicing plans, and subject to the dealers’ prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives’ or dealers’ achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.
The Distributor has also agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.
The categories of payments the Distributor and/or the Transfer Agent may make to other parties are not mutually exclusive, and such parties may receive payments under more than one or all categories. These payments could be significant to a party receiving them, creating a conflict of interest for such party in making investment recommendations to investors. Investors should make due inquiry of any party recommending the funds for purchase to ensure that such investors are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.
A document containing information about sales charges, including breakpoint (volume) discounts, is available free of charge on the Internet at http://virtus.com. In the Individual Investors section, go to the tab “Investors Knowledge Base” and click on the link for Breakpoint (Volume) Discounts.
Class IS Shares Only
No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class IS Shares. Class IS Shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the fund’s shares.
Custodian
State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, serves as the custodian (the “Custodian”) of the Funds’ assets as of            . The Custodian designated by the Board holds the securities in the Funds’ portfolios and other assets for safe keeping. The Custodian does not and will not participate in making investment decisions for the Funds. The Trust has authorized the Custodian to appoint one or more sub-custodians for the assets of the Funds held outside the United States. The securities and other assets of each Fund are held by its Custodian or any sub-custodian separate from the securities and assets of each other Fund.
Transfer Agent and Sub-Transfer Agent
[Virtus Fund Services acts as transfer agent for the Trust as of            . Pursuant to a Transfer Agent and Service Agreement, Virtus Fund Services receives a fee, based on the average net assets at an annual rate ranging from [0.045%] to [0.0025%], depending on asset class. Virtus Fund Services is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by Virtus Fund Services or the Funds. Pursuant to an agreement among the Trust, Virtus Fund Services and BNY Mellon, BNY Mellon serves as sub-transfer agent to perform certain shareholder servicing functions for the Funds. For performing such services, BNY Mellon receives a monthly fee from the Funds. Fees paid by the Funds, in addition to the fee paid to Virtus Fund Services, will be reviewed and approved by the Board.]
Legal Counsel to the Trust and the Independent Trustees
Sullivan & Worcester, LLP, 1666 K Street, NW, Washington, DC 20006, acts as legal counsel to the Trust and its Independent Trustees and reviews certain legal matters for the Trust in connection with the shares offered by the Prospectus.
Independent Registered Public Accounting Firm
[PricewaterhouseCoopers LLP (“PwC”) serves as the independent registered public accounting firm for the Trust. PwC audits the Trust’s annual financial statements and expresses an opinion thereon. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the Trust from time to time. PwC’s business address is Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103.]
DISTRIBUTION PLANS
The Trust has adopted a distribution plan for each class of shares (except Class I Shares and Class IS Shares) (i.e., a plan for the Class A Shares, a plan for the Class C Shares, a plan for the Class R Shares and a plan for the [Class T Shares]; collectively, the “Plans”) in accordance with Rule 12b-1 under the 1940 Act, to compensate the Distributor for the services it provides and for the expenses it bears under the underwriting agreement. Each class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund (0.15% for Seix Georgia Tax-Exempt Bond Fund, Seix High Grade Municipal Bond Fund, Seix Investment Grade Tax-Exempt Bond Fund, Seix North CarolinaTax-Exempt Bond Fund, Seix Short-Term Municipal Bond Fund and Seix Virginia Intermediate Municipal Bond Fund and 0.20% for Seix Short-Term Bond Fund and Seix U.S. Mortgage Fund) and a distribution fee based on average daily net assets at a rate of [0.75%] per annum for Class C Shares, and at a rate of       % per annum for Class R Shares.
Expenditures under the Plans may consist of: (i) commissions to sales personnel for selling shares of the Fund (including underwriting fees and financing expenses incurred in connection with the payment of commissions); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor in the form of the Dealer Agreement for Virtus Mutual Funds for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Fund’s Prospectuses and SAI for distribution to potential investors; (vii) expenses related to the cost of financing or providing such financing from the Distributor’s or an affiliate’s resources in connection with the Distributor’s payment of such distribution expenses; and (viii) such other similar services that the Trustees determine are reasonably calculated to result in the sale of shares of the Fund. From the fees received, the Distributor expects to pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. In the case of shares of the Funds being sold to an affiliated fund of funds, fees payable under the Plans shall be paid to the distributor of the fund of funds. This fee will not exceed on an annual basis 0.25% of the average annual NAV of such shares, and will be in addition to sales charges on Fund shares which are re-allowed to such firms. To the extent that the entire amount of the fees received is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor. The Distributor also pays to dealers an additional compensation with respect to Class C Shares at the rate of  [0.75%] of the average annual NAV of that class.
In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as providing services to the Funds’ shareholders; or providing the Funds with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or providing services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or providing other processing. Dealers must have an aggregate value of  $50,000 or more per Fund CUSIP to qualify for payment in that Fund class.
On a quarterly basis, the Funds’ Board reviews a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By its terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Funds’ Trustees and by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the “Plan Trustees”). The Plans provide that they may not be amended to increase materially the costs which the Funds may bear pursuant to the Plans without approval of the shareholders of that class of the Funds and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while they are in effect, the selection and nomination of Trustees who are not “interested persons” shall be committed to the discretion of the Trustees who are not “interested persons.” The Plans may be terminated at any time by vote of the Plan Trustees or a majority of the outstanding shares of the relevant class of the Funds.
Rule 12b-1 Fees Paid
The following table shows Rule 12b-1 Fees paid by the [Predecessor Funds] to RidgeWorth Distributors LLC, for its services as distributor of the Predecessor Funds, with respect to Class A Shares, Class C Shares, and Class R Shares of each Predecessor Fund for which such fees were paid for the period ending            , 2016. The Rule 12b-1 Fees were primarily used to compensate broker dealers and financial institutions for services that they provided.
Fund	Rule 12b-1 Fees Paid ($)	Rule 12b-1 Fees Waived ($)
Ceredex Large-Cap Value Equity Fund
Ceredex Mid-Cap Value Equity Fund
Ceredex Small-Cap Value Equity Fund
Silvant Large-Cap Growth Stock Fund
Silvant Small-Cap Growth Stock Fund
Zevenbergen Innovative Growth Stock Fund
WCM International Equity Fund
Conservative Allocation Strategy Fund
Growth Allocation Strategy Fund
Seix Core Bond Fund
Seix Corporate Bond Fund
Seix Total Return Bond Fund
Seix U.S. Mortgage Fund
Seix Limited Duration Fund
Seix Short-Term Bond Fund
Seix U.S. Government Securities Ultra-Short Bond Fund
Seix Ultra-Short Bond Fund
Seix Floating Rate High Income Fund
Seix High Income Fund
Seix High Yield Fund
Seix Georgia Tax-Exempt Bond Fund
Seix High Grade Municipal Bond Fund
Seix Investment Grade Tax-Exempt Bond Fund
Seix North Carolina Tax-Exempt Bond Fund
Seix Short-Term Municipal Bond Fund
Seix Virginia Intermediate Municipal Bond Fund
For the fiscal year ended [March 31, 2016], the Predecessor Funds paid Rule 12b-1 fees in the amount of  $         , of which RidgeWorth Distributors LLC, the distributor of the Predecessor Funds, received $          and unaffiliated broker-dealers received $         . The Rule 12b-1 payments were used for (1) compensation to dealers, $         ; (2) compensation to sales personnel, $         ; (3) advertising, $         ; (4) printing and mailing of prospectuses to other than current shareholders, $         ; and (5) other,          .
No interested person of the Funds other than the Distributor and no Trustee who is not an interested person of the Funds, as that term is defined in the 1940 Act, has had any direct or indirect financial interest in the operation of the Plans or related agreements.

PORTFOLIO MANAGERS
Other Accounts Managed by Portfolio Managers and Potential Conflicts of Interest
As described in each Fund’s prospectus, the portfolio manager(s) who are responsible for the Funds are:
Ceredex Large-Cap Value Equity Fund	Mills Riddick, CFA (since 1995)
Ceredex Mid-Cap Value Equity Fund	Don Wordell, CFA (since 2001)
Ceredex Small-Cap Value Equity Fund	Brett Barner, CFA (since 1994)
Silvant Large-Cap Growth Stock Fund	Sandeep Bhatia, PhD, CFA (since 2011) Michael A. Sansoterra (since 2007)
Silvant Small-Cap Growth Stock Fund	Sandeep Bhatia, PhD, CFA (since 2011) Michael A. Sansoterra (since 2007)
Zevenbergen Innovative Growth Stock Fund	[Brooke de Boutray (since 2004)] [Joseph Dennison (since 2015)] [Leslie Tubbs (since 2004)] [Anthony Zackery (since 2015)] [Nancy Zevenbergen (since 2004)]
WCM International Equity Fund	[Paul R. Black (since 2015)] [Peter J. Hunkel (since 2015)] [Michael B. Trigg (since 2015)] [Kurt R. Winrich, CFA (since 2015)]
Conservative Allocation Strategy Fund	Peter Batchelar (since 2017) Thomas Wagner (since 2017)
Growth Allocation Strategy Fund	Peter Batchelar (since 2017) Thomas Wagner (since 2017)
Seix Core Bond Fund	Carlos Catoya (since 2015) James F. Keegan (since 2008) Michael Rieger (since 2007) Perry Troisi (since 2004) Jonathan Yozzo (since 2015)
Seix Corporate Bond Fund	Carlos Catoya (since 2015) James F. Keegan (since 2008) Perry Troisi (since 2004) Jonathan Yozzo (since 2015)
Seix Floating Rate High Income Fund	Vincent Flanagan (since 2011) George Goudelias (since 2006)
Seix Georgia Tax-Exempt Bond Fund	Chris Carter (since 2003)
Seix High Grade Municipal Bond Fund	Ronald Schwartz (since 1994)
Seix High Income Fund	James FitzPatrick (since 2013) Michael Kirkpatrick (since 2011)
Seix High Yield Fund	James FitzPatrick (since 2013) Michael Kirkpatrick (since 2007)
Seix Investment Grade Tax-Exempt Bond Fund	Ronald Schwartz (since 1992)
Seix Limited Duration Fund	Seth Antiles (since 2009) Carlos Catoya (since 2015) James F. Keegan (since 2008) Michael Rieger (since 2007) Perry Troisi (since 2002) Jonathan Yozzo (since 2015)
Seix North Carolina Tax-Exempt Bond Fund	Chris Carter (since 2005)

Seix Short-Term Bond Fund	Carlos Catoya (since 2015) James F. Keegan (since 2014) Michael Rieger (since 2014) Perry Troisi (since 2014) Jonathan Yozzo (since 2015)
Seix Short-Term Municipal Bond Fund	Ronald Schwartz (since 2011) Dusty Self (since 2011)
Seix Total Return Bond Fund	Seth Antiles (since 2007) Carlos Catoya (since 2015) James F. Keegan (since 2008) Michael Rieger (since 2007) Perry Troisi (since 2002) Jonathan Yozzo (since 2015)
Seix Ultra-Short Bond Fund	Carlos Catoya (since 2015) James F. Keegan (since 2014) Michael Rieger (since 2014) Perry Troisi (since 2014) Jonathan Yozzo (since 2015)
Seix U.S. Government Securities Ultra-Short Bond Fund	James F. Keegan (since 2014) Michael Rieger (since 2014) Perry Troisi (since 2014)
Seix U.S. Mortgage Fund	Seth Antiles (since 2009) Carlos Catoya (since 2015) James F. Keegan (since 2008) Michael Rieger (since 2007) Perry Troisi (since 2007) Jonathan Yozzo (since 2015)
Seix Virginia Intermediate Municipal Bond Fund	Chris Carter (since 2011)
There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of a Fund’s investments and the investments of any other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the relevant subadviser may have in place that could benefit the Funds and/or such other accounts. The Board has adopted on behalf of the Funds policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Funds’ shareholders. Each subadviser is required to certify its compliance with these procedures to the Board on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Predecessor Funds’ most recent fiscal year. Additionally, any conflicts of interest between the investment strategies of a Fund and the investment strategies of other accounts managed by portfolio managers are not expected to be material since portfolio managers generally manage funds and other accounts having similar investment strategies.
Ceredex, Silvant and Seix
The Adviser and each Subadviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are allocated in a manner the Subadviser believes is fair and equitable.
[WCM]
[WCM] has several accounts with performance-based fees. Performance-based fees are based on a percentage of the capital appreciation of the assets in a fund or account. Because [WCM] manages accounts that are charged an asset-based fee and accounts that are charged a performance-based fee, it can be deemed that there may be an incentive for [WCM] to favor accounts for which they receive a performance-based fee and/or to make investments that are riskier or more speculative than would be the case in the absence of such a compensation framework. However, all accounts are managed to the same model and are subject to the same trade allocation policies and procedures, ensuring that no accounts are systematically favored/disfavored.

[ZCI]
[ZCI] currently provides investment advisory services to a client whereby [ZCI] is compensated (in part) by the investment performance of the client’s account (performance fee). [ZCI] also provides investment advisory services to certain accounts of, or related to, employees and/or their family members. [ZCI] has procedures in place to ensure that the accounts described above are not shown preferential treatment over other accounts in the allocation of investments. [ZCI’s] compliance staff conducts quarterly testing of these procedures to ensure their continued effectiveness.
To address and manage these potential conflicts of interest, [ZCI] has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of its clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, investment and trade aggregation and allocation policies and oversight by [ZCI’s] compliance team.
The following table provides information as of  [March 31, 2017], regarding all accounts managed by the portfolio managers and portfolio management team members for each of the funds as named in the prospectus. In the table, Registered Investment Companies include all open and closed-end mutual funds. Pooled Investment Vehicles (PIVs) include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act, such as private placements and hedge funds. Other accounts would include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds, collateralized bond obligations and collateralized debt obligations.
Other Accounts Managed (No Performance-Based Fees)
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles (PIVs)		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Seth Antiles
Brett Barner
Peter Batchelar
Sandeep Bhatia
[Paul R. Black ]
[Brooke de Boutray ]
Christopher Carter
Carlos Catoya
[Joseph Dennison ]
James FitzPatrick
Vince Flanagan
George Goudelias
[Peter J. Hunkel ]
James F. Keegan
Michael Kirkpatrick
Mills Riddick
Michael Rieger
Michael A. Sansoterra
Ronald Schwartz
Dusty Self
[Michael B. Trigg ]
Perry Troisi
[Leslie Tubbs ]
Thomas Wagner
[Kurt R. Winrich ]
Don Wordell
Jonathan Yozzo
[Anthony Zackery ]
[Nancy Zevenbergen]

Other Accounts Managed (With Performance-Based Fees)
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles (PIVs)		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Seth Antiles
Brett Barner
Peter Batchelar
Sandeep Bhatia
[Paul R. Black ]
[Brooke de Boutray ]
Christopher Carter
Carlos Catoya
[Joseph Dennison ]
James FitzPatrick
Vince Flanagan
George Goudelias
[Peter J. Hunkel ]
James F. Keegan
Michael Kirkpatrick
Mills Riddick
Michael Rieger
Michael A. Sansoterra
Ronald Schwartz
Dusty Self
[Michael B. Trigg ]
Perry Troisi
[Leslie Tubbs ]
Thomas Wagner
[Kurt R. Winrich ]
Don Wordell
Jonathan Yozzo
[Anthony Zackery ]
[Nancy Zevenbergen]
Portfolio Manager Compensation
Ceredex, Silvant and Seix
Portfolio manager compensation generally consists of base salary, bonus, and various employee benefits and may also include long-term stock awards, retention bonuses, or incentive guarantees. These components are tailored in an effort to retain high quality investment professionals and to align compensation with performance.
A portfolio manager’s base salary is determined by the individual’s experience, responsibilities within the firm, performance in the role, and market rate for the position.
Each portfolio manager’s bonus may be structured differently but generally incorporates an evaluation of the Fund’s investment performance as well as other subjective factors. Investment performance may be evaluated directly against a peer group and/or benchmark, or indirectly by measuring overall business unit financial performance over a period of time. Where applicable, investment performance is determined by comparing a Fund’s pre-tax total return to the returns of the Fund’s peer group and/or benchmark over multi-year periods. Where portfolio managers are responsible for multiple Funds or other managed accounts, each product is weighted based on its size and relative strategic importance to the Adviser and/or Subadviser. Other subjective factors that may be considered in the calculation of incentive bonuses include: adherence to compliance policies, risk management practices, sales/marketing, leadership, communications, corporate citizenship, and overall contribution to the firm. Bonuses are typically paid annually.
In addition, certain portfolio managers may participate in the Adviser’s equity plan designed to provide compensation opportunities linking a participant’s compensation to the financial and operational performance of the Adviser. Retention bonuses and/or incentive guarantees for a fixed period may also be used when the Adviser and/or Subadviser deem it necessary to recruit or retain the employee.

All full-time employees of the Adviser and Subadvisers, including the Funds’ portfolio managers, are provided a benefits package on substantially similar terms. The percentage of each individual’s compensation provided by these benefits is dependent upon length of employment, salary level, and several other factors.
[WCM]
[WCM’s] compensation practices employ a multi-pronged approach and play an important role in rewarding and retaining key professionals, whether investment (research), sales, or operations. To be clear, compensation arrangements are not determined on the basis of the number of accounts managed or the performance of specific funds. With that latter aspect in mind, they note that they do have some accounts with performance-based fees — fees based on a percentage of the capital appreciation of the assets in the portfolio. And since [WCM] manages some accounts that are charged an asset-based fee, and other accounts that are charged a performance-based fee, a conflict of interest could exist in that there may be an incentive for [WCM] to favor accounts for which they receive a performance-based fee and/or to make investments that are riskier or more speculative than would be the case in the absence of such a fee framework. However, they believe they effectively address this potential conflict of interest inasmuch as all accounts (using the same strategy as the Fund) are managed to the same model and are subject to the same trade allocation policies and procedures, ensuring that no account or group of accounts are systematically advantaged/disadvantaged. Additional information is available in [WCM’s] Form ADV Part 2A.
Specifically, then, for investment (research) professionals, compensation breakdown includes:
•
Base Salaries: all investment professionals receive competitive base salaries reflective of their role and contribution to the investment (research) team.

•
Bonuses: Additional compensation comes in the form of periodic (normally semi-annual) bonuses. [WCM] employs a qualitative, discretionary bonus system to incentivize and reward its team members based primarily on their performance in contributing to team results. This springs from [WCM’s] belief  (supported by various academic studies) that small, cohesive, collaborative teams can and do provide better results than “star systems” or “armies of analysts”. And even though [WCM] subscribes to that old aphorism, “the whole can be greater than the sum of the parts,” individual performance is not ignored — it simply plays a subordinate role to team success. These evaluations are made on a regular basis by the investment (research) team leaders, utilizing a review system that begins with a “return-on-time” assessment for each investment (research) team member and is then supplemented, reviewed, and approved by the [WCM’s] “leadership team” (i.e., board of directors).

•
Profit-Sharing: [WCM] does not utilize a “cash” profit-sharing plan, but it does include a profit-sharing component in the Employee Benefit Plan (see below).

•
Employee Benefit Plan: All employees are eligible to participate in the [WCM] Employee Savings Plan · (“401(k)”) after six full months of employment. Besides the normal employee pre-tax deferral, the 401(k) has two possible employer components: 1) discretionary employer match, and 2) discretionary employer profit-sharing contribution. Currently, the only employer component being utilized is the profit sharing component, which is determined annually and contributes a substantial amount to each employee’s retirement account. There is no vesting period for employer contributions.

•
Equity Ownership: All employees, upon completing three years of full-time employment, are eligible to be offered (and purchase) shares, or equity ownership. ([WCM] is a California sub-chapter S corporation and has only one class of stock.) Further, [WCM] groups its shareholders into two categories: Principal Owners (shareholders of more than the 3% of the outstanding stock), and Regular Owners (shareholders of less than 3%). All four of the portfolio managers for the Fund fall into this Principal Owner category and together own over 70% of the firm.

•
[WCM] categorizes its non-investment (non-research) personnel into two groups: Sales, and Operations. Compensation breakdown for these non-investment (non-research) personnel is identical in form and structure to that for investment (research) personnel with two differences:

1.
Evaluations forming the basis for [WCM’s] qualitative, discretionary bonus system are made by the apropos team leaders, but are still supplemented, reviewed, and approved by the firm’s “leadership team” (i.e., board of directors);

2.
For Sales personnel only, an additional component in compensation is an ongoing revenue share intended to incentivize both sales and client service.

[ZCI]
[Nancy Zevenbergen, CFA, CIC, Brooke de Boutray, CFA, CIC, and Leslie Tubbs, CFA, CIC] are the Portfolio Managers principally responsible for the day-to-day management of the Funds’ portfolio. [Joseph Dennison, CFA and Anthony Zackery, CFA] are the Associate Portfolio Managers that support [ZCI’s] Portfolio Managers with active recommendations on security selection and portfolio construction through original research. [ZCI] compensates Portfolio Managers and Associate Portfolio Managers with salaries reflective of their individual experience and commensurate with industry standards and those of regional competitors. In addition to salaries, portfolio managers receive additional compensation (either through annual incentive payments or as a result of ownership interests in [ZCI]) based on the firm’s collective effort to drive revenue and profit growth through 1) working in the best interest of clients by delivering superior investment performance, 2) concentrating on stellar service to ensure client retention, and 3) effectively marketing to garner new clients.
Portfolio Manager Fund Ownership
The following chart sets forth the dollar range of equity securities beneficially owned by each portfolio manager in each fund described in the funds’ prospectuses that he or she managed as of  [           , 2017]:
Portfolio Manager	Funds Managed	Dollar Range of Equity Securities Beneficially Owned in Fund Managed
Seth Antiles
Brett Barner
Peter Batchelar
Sandeep Bhatia
[Paul R. Black ]
[Brooke de Boutray ]
Christopher Carter
Carlos Catoya
[Joseph Dennison ]
James FitzPatrick
Vince Flanagan
George Goudelias
[Peter J. Hunkel ]
James F. Keegan
Michael Kirkpatrick
Mills Riddick
Michael Rieger
Michael A. Sansoterra
Ronald Schwartz
Dusty Self
[Michael B. Trigg ]
Perry Troisi
[Leslie Tubbs ]
Thomas Wagner
[Kurt R. Winrich ]
Don Wordell
Jonathan Yozzo
[Anthony Zackery ]
[Nancy Zevenbergen]

BROKERAGE ALLOCATION AND OTHER PRACTICES
The Funds of Funds generally do not invest directly in securities, but rather invest in ETFs and shares of underlying mutual funds. The shares of the underlying affiliated mutual funds are purchased at NAV of the shares of that fund without payment of a brokerage commission or a sales charge. The shares of ETFs are purchased through broker-dealers in transactions on a securities exchange, and the Funds will pay customary brokerage commissions for each purchase and sale.
The adviser or subadvisers to the underlying mutual funds execute the portfolio transactions for their respective fund. In allocating portfolio transactions, each underlying fund’s adviser must comply with the brokerage and allocation procedures adopted by the board of trustees of the underlying mutual fund. The following is a discussion of the portfolio transactions and brokerage procedures of those underlying mutual funds that are affiliated with the Funds, with the exception of the Funds of Funds.
In effecting transactions for the Funds, the applicable subadviser (throughout this section, “Subadviser”) adheres to the Trust’s policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for “brokerage and research services” as defined herein. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Funds (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Subadviser in determining the overall reasonableness of brokerage commissions paid by the Funds.
The Subadviser may cause a Fund to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934, “brokerage and research services” include advising as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Funds are considered to be in addition to and not in lieu of services required to be performed by each Subadviser under its contract with the Trust and may benefit both the Funds and other accounts of the Subadviser. Conversely, brokerage and research services provided by brokers to other accounts of the Subadviser may benefit the Funds.
If the securities in which a particular Fund invests are traded primarily in the over-the-counter market, where possible the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and executions are available elsewhere. Such securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.
Some fund transactions are, subject to the Conduct Rules of the FINRA and to obtaining best prices and executions, effected through dealers (excluding VP Distributors) who sell shares of the Funds.
The Trust has implemented, and the Board has approved, policies and procedures reasonably designed to prevent (i) the Subadvisers’ personnel responsible for the selection of broker-dealers to effect fund portfolio securities transactions from taking into account, in making those decisions, a broker-dealer’s promotion or sales efforts, and (ii) the Trust, its Adviser, Subadvisers and Distributor from entering into any agreement or other understanding under which the Funds direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of Fund shares. These policies and procedures are designed to prevent the Trust from entering into informal arrangements to direct portfolio securities transactions to a particular broker.
The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders (“bunching procedures”) in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, a Subadviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Funds. No advisory account of the Subadviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Subadviser in that security on a given business day, with all transaction costs share pro rata based on the Fund’s participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Subadviser’s accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Subadviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Subadviser’s compliance officer in accordance with applicable policies and procedures. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Board will review these procedures from time to time as they deem appropriate.
The following table shows aggregate amount of brokerage commissions paid by each Predecessor Fund for the past three fiscal years ended March 31, 2016, March 31, 2015, and March 31, 2014.
	Aggregate Amount of Brokerage Commissions ($)
Fund	2014	2015	2016
Ceredex Large Cap Value Equity Fund	1,808,184	1,758,550	1,658,482
Ceredex Mid-Cap Value Equity Fund	4,895,206	4,591,960	5,129,261
Ceredex Small Cap Value Equity Fund	1,263,695	764,449	817,249
Conservative Allocation Strategy Fund	2,028	1,760	7,951
Growth Allocation Strategy Fund	2,505	2,821	10,488
Zevenbergen Innovative Growth Stock Fund	33,002	30,478	26,842
WCM International Equity Fund	129,234	36,694	90,444
Seix Core Bond Fund	0	0	0
Seix Corporate Bond Fund	0	0	0
Seix Floating Rate High Income Fund	0	0	0
Seix Georgia Tax-Exempt Bond Fund	0	0	0
Seix High Grade Municipal Bond Fund	0	0	0
Seix High Income Fund	0	0	0
Seix High Yield Fund	0	0	0
Seix Investment Grade Tax-Exempt Bond Fund	0	0	0
Seix North Carolina Tax-Exempt Bond Fund	0	0	0
Seix Short-Term Bond Fund	0	0	0
Seix Short-Term Municipal Bond Fund	0	0	0
Seix Total Return Bond Fund	0	0	0
Seix U.S. Government Securities Ultra-Short Bond Fund	27,873	0	0
Seix U.S. Mortgage Fund	0	0	0
Seix Ultra-Short Bond Fund	2,070	0	0
Seix Virginia Intermediate Municipal Bond Fund	0	0	0
Silvant Large Cap Growth Stock Fund	81,360	48,881	30,465
Silvant Small Cap Growth Stock Fund	344,975	135,651	179,882
[During the fiscal year ended March 31, 2016 the Predecessor Funds had no directed brokerage transactions to brokers for proprietary and third party research services.]

Securities of Regular Broker-Dealers
The Funds are required to identify the securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by the Funds as of the close of their most recent fiscal year. During the fiscal year ended March 31, 2016, the Predecessor Funds acquired securities of certain of the Predecessor Funds’ regular broker dealers or the parents of such firms. The aggregate holdings of the Predecessor Funds of those brokers or dealers as of March 31, 2016 (amounts in thousands, except shares) were as follows:
Fund	Broker/Dealer	Value ($)
Silvant Large Cap Growth Stock Fund	State Street Bank & Trust Co.	331,142
	Morgan Stanley	3,051,095
Ceredex Large Cap Value Equity Fund	JPMorgan Chase & Co.	57,161,394
	Citigroup, Inc.	34,516,813
	State Street Bank & Trust Co.	95,041,854
	Morgan Stanley	42,893,200
	Wells Fargo & Company	74,058,262
Ceredex Mid-Cap Value Equity Fund	State Street Bank & Trust Co.	90,734,440
	BB&T Corp.	34,600,800
Silvant Small Cap Growth Stock Fund	State Street Bank & Trust Co.	333,280
	Evercore Partners	501,251
Ceredex Small Cap Value Equity Fund	State Street Bank & Trust Co.	1,252.55
	Evercore Partners	19,857,510
	Oppenheimer Holdings Inc.	235,280
Growth Allocation Strategy Fund	State Street Bank & Trust Co.	1,646,538
Conservative Allocation Strategy Fund	State Street Bank & Trust Co.	1,686,970
Seix Core Bond Fund	Citigroup, Inc.	1,054,890
	Goldman Sachs	1,127,214
	Bank of America Corp.	1,606,332
	U.S. Bancorp.	1,071,356
	JPMorgan Chase & Co.	829,510
	Morgan Stanley	1,931,589
	Wells Fargo	948,973
	Lloyds Bank	600,124
	Credit Suisse Group	872,856
Seix Corporate Bond Fund	U.S. Bancorp	319,315
	Morgan Stanley	393,281
	JPMorgan Chase & Co.	225,772
	Wells Fargo	247,223
	Goldman Sachs	189,970
	TD Securities	374,363
	Bank of America Corp.	212,219
Seix Short-Term Bond Fund	JPMorgan Chase & Co.	587,300
	Citigroup, Inc.	541,222
	Credit Suisse Group	842,602
	Lloyds Bank	541,749
	Goldman Sachs	839,682
	Wells Fargo	741,312

Fund	Broker/Dealer	Value ($)
Seix Total Return Bond Fund	JPMorgan Chase & Co.	3,771,599
	Morgan Stanley	10,198,738
	U.S. Bancorp	4,981,362
	Bank of America Corp.	2,060,378
	Wells Fargo	3,935,412
	Goldman Sachs	2,986,696
	Credit Suisse Group	3,350,096
	Lloyds Bank	2,240,461
Seix Ultra-Short Bond Fund	JPMorgan Chase & Co.	1,210,385
	Bank of America Corp.	1,437,897
	Goldman Sachs	1,876,684
	Wells Fargo	861,525
	Lloyds Bank	1,397,772
[During the fiscal year ended March 31, 2016 the Predecessor Funds had no directed brokerage transactions to brokers for proprietary and third party research services.]

PURCHASE, REDEMPTION AND PRICING OF SHARES
How to Buy Shares
For Class A Shares and Class C Shares, the minimum initial investment is $2,500 and the minimum subsequent investment is $100. However, both the initial and subsequent minimum investment amounts are $100 for investments pursuant to the “Systematic Purchase” plan, a bank draft investing program administered by the Transfer Agent, or pursuant to the Systematic Exchange privilege or for an IRA. In addition, there are no subsequent minimum investment amounts in connection with the reinvestment of dividend or capital gain distributions. For Class I Shares, the minimum initial investment is $100,000 and there is no subsequent minimum investment. For purchases of Class I Shares (i) by private clients of the adviser, subadviser and their affiliates, (ii) through certain programs and defined contribution plans with which the Distributor or Transfer Agent has an arrangement or (iii) by Trustees of the funds and directors, officers and employees of Virtus and its affiliates, the minimum initial investment is waived. Completed applications for the purchase of shares should be mailed to: Virtus Mutual Funds, [P.O. Box 8053, Boston, MA 02266-8053.]
For Class IS Shares, the minimum initial investment is $2,500,000 and there is no minimum for additional purchases. IS Shares are available only to certain employer-sponsored retirement plans, including Section 401(k), 403(b) and 457, profit-sharing, money purchase pension and defined benefit plans and non-qualified deferred compensation plans, in each case provided that plan level or omnibus accounts are held on the books of the fund. If you are participating in an employer sponsored retirement plan, such as a 401(k) plan, profit-sharing plan, defined benefit plan or other employer-directed plan, your company will provide you with the information you need to open an account and buy Class IS Shares.
For Class R Shares, there is no minimum initial investment and there is no minimum for additional purchases. Class R Shares are designed to be sold only through various third-party intermediaries that offer employer-sponsored defined contribution retirement plans and other retirement plan platforms, including brokers, dealers, banks, insurance companies, retirement plan record-keepers and others. Class R Shares require an agreement with the Funds prior to investment.
The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order. Customer orders will be priced at the Funds’ NAVs next computed after they are received in good order by an authorized broker or the broker’s authorized designee.
Alternative Purchase Arrangements
Shares may be purchased from investment dealers at a price equal to their NAV per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the “initial sales charge alternative”) or (ii) on a contingent deferred basis (the “deferred sales charge alternative”). Certain Funds also offers Class I Shares that may be purchased by certain institutional investors at a price equal to their NAV per share. Orders received by dealers prior to the close of trading on the NYSE are confirmed at the offering price effective at that time, provided the order is received by an authorized broker or broker’s authorized designee prior to its close of business.
The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fees and CDSC on Class C Shares or Class T Shares would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time.
Investors should understand that the purpose and function of the CDSC and ongoing distribution and services fees with respect to the Class C and Class T Shares are the same as those of the initial sales charge and ongoing distribution and services fees with respect to the Class A Shares.
The distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid, in the case of Class A Shares, from the proceeds of the initial sales charge and the ongoing distribution and services fee. For Class C Shares, the ongoing distribution and services fee will be used to pay for the distribution expenses incurred by the Distributor. In the case of Class T Shares for select funds, distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid from the proceeds of the ongoing distribution and services fee and the CDSC incurred upon redemption within one year of purchase. Sales personnel of broker-dealers distributing the Funds’ shares may receive differing compensation for selling Class A Shares or Class C Shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. (See “Dividends, Distributions and Taxes” in this SAI.)
Class A Shares (not offered by Seix Limited Duration Fund, Seix U.S. Government Securities Ultra-Short Bond Fund and Seix Ultra-Short Bond Fund)
Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed, except that a CDSC may apply on certain redemptions made within 18 months following purchases on which a finder’s fee has been paid. For all Virtus fixed income funds, the CDSC is 0.50%; for all other Virtus Mutual Funds, the CDSC is 1.00%. The CDSC period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charges may be waived under certain conditions as determined by the Distributor. Class A Shares are subject to ongoing distribution and services fees at an annual rate of 0.25% of the Fund’s aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.
Class C Shares (Ceredex Large-Cap Value Equity Fund, Ceredex Mid-Cap Value Equity Fund, Ceredex Small-Cap Value Equity Fund, Silvant Large-Cap Growth Stock Fund, Silvant Small-Cap Growth Stock Fund, Virtus Seix Corporate Bond Fund, Seix U.S. Mortgage Fund, Seix Short-Term Bond Fund, Seix Floating Rate High Income Fund, Conservative Allocation Strategy Fund and Growth Allocation Strategy Fund only)
Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions.
Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to ongoing distribution and services fees of up to 1.00% of each Fund’s aggregate average daily net assets attributable to Class C Shares. Class C Shares enjoy the benefit of permitting all of the investor’s dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class C Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class C Shares do not convert to another class of shares and long term investors may therefore pay more through accumulated distribution fees than the economic equivalent of any applicable sales charge and accumulated distribution fees in the other classes.
Class R Shares (Seix Core Bond Fund, Seix Total Return Bond Fund, Seix High Income Fund and Seix High Yield Fund only)
Class R Shares are designed to be sold only through various third-party intermediaries that offer employer-sponsored defined contribution retirement plans and other retirement plan platforms, including brokers, dealers, banks, insurance companies, retirement plan record-keepers and others. Class R Shares require an agreement with the Funds prior to investment. [Class R Shares may also be purchased by shareholders of the Virtus Seix Total Return Bond Fund (formerly, the RidgeWorth Seix Total Return Bond Fund) who owned C Shares in the Fund on February 12, 2009 and by shareholders of the Virtus Seix Core Bond Fund (formerly, the RidgeWorth Seix Core Bond Fund), the Virtus Seix High Income Fund (formerly, the RidgeWorth Seix High Income Fund), and the Virtus Seix High Yield Fund (formerly, the RidgeWorth Seix High Yield Fund) who owned C Shares in the applicable Fund on July 31, 2009.] If you are eligible to purchase and do purchase Class R Shares, you will pay no sales charge at any time. Class R Shares have higher distribution and service fees (0.50%) and pay lower dividends than Class A Shares. Class R Shares do not convert to any other class of shares of the Funds, so the higher distribution and service fees paid by Class R Shares continue for the life of the account.
Class I Shares
Class I Shares are offered primarily to clients of financial intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting, or similar services; or (ii) have entered into an agreement with the Distributor to offer Class I Shares through a no-load network or platform. Such clients may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Class I Shares are also offered to private and institutional clients of, or referred by, the Adviser, the subadvisers, their affiliates, and to Trustees of the funds and trustees/directors of affiliated open- and closed-end funds, and directors, officers and employees of Virtus and its affiliates.
Class IS Shares
Class IS Shares are available only to employer sponsored retirement plans, including profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, and plans described in Section 401(k), 403(b) and 457 of the Internal Revenue Code, where the employer, administrator, sponsor or related person has entered into an agreement with the fund’s Transfer Agent to make Class IS Shares available to plan participants where plan level or omnibus accounts are held on the books of the fund. Class IS Shares are not available to traditional or Roth IRAs, Coverdell Savings Accounts, Keoghs, SEPs, SARSEPs, or Simple IRAs and are not available through retail, advisory fee-based wrap platforms. Individual shareholders who purchase Class IS Shares through retirement platforms or other intermediaries are not eligible to hold Class IS Shares outside of their respective plan or intermediary platform. If you are eligible to purchase and do purchase Class IS Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class IS Shares.
Class A Shares — Reduced Initial Sales Charges
Investors choosing Class A Shares may be entitled to reduced initial sales charges. The ways in which initial sales charges may be avoided or reduced are described below. Investors buying Class A Shares on which a finder’s fee has been paid may incur a CDSC if they redeem their shares within [18 months] of purchase. For all Virtus fixed income funds, the CDSC is [0.50%]; for all other Virtus Mutual Funds, the CDSC is [1.00%]. The CDSC period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor or Transfer Agent.
Qualified Purchasers
If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares, provided that such purchase is made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund:
(1) Trustee, director or officer of any Virtus Mutual Fund, or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates;
(2) Any director or officer, or any full-time employee or sales representative (for at least 90 days), of the applicable Fund’s Adviser, subadviser or Distributor;
(3) Any private client of an Adviser or subadviser to any Virtus Mutual Fund;
(4) Registered representatives and employees of securities dealers with whom the Distributor has sales agreements;
(5) Any qualified retirement plan exclusively for persons described above;
(6) Any officer, director or employee of a corporate affiliate of the Adviser, a subadviser or the Distributor;
(7) Any spouse or domestic partner, child, parent, grandparent, brother or sister of any person named in (1), (2), (4) or (6) above;
(8) Employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates;
(9) Any employee or agent who retires from the Distributor and/or their corporate affiliates or from PNX, as long as, with respect to PNX employees or agents, such individual was employed by PNX prior to December 31, 2008;
(10) Any Virtus direct account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of  $10,000,000 or more or at least 100 eligible employees;
(11) Any person with a direct rollover transfer of shares from an established Virtus Mutual Fund or Virtus qualified plan;
(12) Any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge;
(13) Any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000;
(14) Any deferred compensation plan established for the benefit of any trustee or director of Virtus, any Virtus Mutual Fund, or any open-or closed-end fund advised, subadvised or distributed by the Adviser, the Distributor or any of their corporate affiliates.
If you fall within any one of the following categories, you also will not have to pay a sales charge on your purchase of Class A Shares;

(15) Individuals purchasing through an account with an unaffiliated brokerage firm having an agreement with the Distributor to waive sales charges for its clients;
(16) Purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients;
(17) Retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, certain plans qualified or created under Sections 401(a), 403(b) or 457 of the Code), and “rabbi trusts” that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; or
(18) Clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of the investors described in (15) through (18) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
Combination Purchase Privilege
Your purchase of any class of shares (other than Class T Shares) of these Funds or any other Virtus Mutual Fund, if made at the same time by the same person, will be added together with any existing Virtus Mutual Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A “person” is defined in this and the following sections as either:
(a)
Any individual, his or her spouse or domestic partner, children and minor grandchildren purchasing shares for his, her or their own account (including an IRA account) including his, her or their own sole proprietorship or trust where any of the above is the named beneficiary;

(b)
A trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist);

(c)
Multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or

(d)
Trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

Right of Accumulation
The value of your account(s) in any class of shares (other than Class T Shares) of these Funds or any other Virtus Mutual Fund, may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Funds or their agents at the time of purchase to exercise this right.
Gifting of Shares
If you make a gift of shares of a Virtus Mutual Fund, upon your request you may combine purchases, if made at the same time, of any class of shares of these Funds or any other Virtus Mutual Fund at the sales charge discount allowed for the combined purchase. The receiver of the gift may also be entitled to a prospective reduction in sales charges in accordance with the funds’ right of accumulation or other provisions. You or the receiver of the gift must provide certain account information to Virtus Mutual Funds or their agents at the time of purchase to exercise this right.
Associations
Certain groups or associations may be treated as a “person” and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; and (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Letter of Intent
If you sign a Letter of Intent, your purchase of any class of shares (other than Class T Shares) of these Funds or any other Virtus Mutual Fund, if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding commitment. Since the Funds and their agents do not know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the Letter of Intent amount will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge. You will be given 20 days to make this decision. If you do not exercise either election, the Transfer Agent will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Transfer Agent will redeem restricted Class A Shares before Class C Shares or Class T Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.
Waiver of Deferred Sales Charges
The CDSC is waived on the redemption (sale) of Class A Shares and Class C Shares if the redemption is made
1.
within one year of death,

i.
of the sole shareholder on an individual account,

ii.
of a joint tenant where the surviving joint tenant is the deceased’s spouse or domestic partner,

iii.
of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account, or

iv.
of the “grantor” on a trust account;

2.
within one year of disability, as defined in Code Section 72(m)(7);

3.
as a mandatory distribution upon reaching age 70 1/2 under certain retirement plans qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA;

4.
by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid;

5.
based on the exercise of exchange privileges among Class A Shares and Class C Shares of these Funds or other Virtus Mutual Fund;

6.
based on any direct rollover transfer of shares from an established Virtus Mutual Fund qualified plan into a Virtus Mutual Fund IRA by participants terminating from the qualified plan; and

7.
based on the systematic withdrawal program, provided such withdrawals do not exceed more than 1% monthly or 3% quarterly of the aggregate net investments. (See “Systematic Withdrawal Program” in this SAI for additional information about these restrictions).

If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death.
How to Redeem Shares
Customer orders will be priced at the Funds’ NAVs next computed after they are received in good order by the Funds’ Transfer Agent, an authorized broker or the broker’s authorized designee.
Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or if permitted by rules of the SEC, during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for a Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more.
Class A Shares, Class C Shares and Class I Shares Only
The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order.
Redemptions by Class A and Class C shareholders will be subject to the applicable deferred sales charge, if any. A shareholder should contact his/her broker-dealer if he/she wishes to transfer shares from an existing broker-dealer street name account to a street name account with another broker-dealer. The Funds have no specific procedures governing such account transfers.
Class IS and Class R Shares Only
If you are participating in an employer sponsored retirement plan, such as a 401(k) plan, profit-sharing plan, defined benefit plan or other employer-directed plan, your company will provide you with the information you need to sell Class IS and Class R Shares.
Redemptions by Mail
Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Virtus Mutual Funds, [P.O. Box 8053, Boston, MA 02266-8053.] (See the Funds’ current Prospectuses for more information.)
Redemptions by Telephone
Generally, shareholders may redeem by telephone up to $50,000 worth of their shares held in book-entry form. (See the Funds’ current Prospectuses for more information.) Corporations that have completed a Corporate Authorized Trader form may redeem more than $50,000 worth of shares in most instances.
Redemption of Small Accounts
Each shareholder account in the Funds which has been in existence for at least one year and which has a value of less than $200, due to redemption activity may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the account address of record. During the 60-day period following such notice, the shareholder has the right to add to the account to bring its value to $200 or more. (See the Funds’ current Prospectuses for more information.)
Redemptions by Check (Certain Fixed Income Funds only)
Any shareholder of a Fixed Income Fund may elect to redeem shares held in his account by check. Please call us at [888-784-3863] for a listing of funds offering this feature. Checks will be sent to an investor upon receipt by the Transfer Agent of a completed application and signature card (attached to the application). If the signature card accompanies an individual’s initial account application, the signature guarantee section of the form may be disregarded. However, the Trust reserves the right to require that all signatures be guaranteed prior to the establishment of a check writing service account. When an authorization form is submitted after receipt of the initial account application, all signatures must be guaranteed regardless of account value.
Checks may be drawn payable to any person in an amount of not less than $250, provided that immediately after the payment of the redemption proceeds the balance in the shareholder’s account is $250 or more.
When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares in the shareholder’s account will be redeemed to cover the amount of the check. The number of shares to be redeemed will be determined on the date the check is received by the Transfer Agent. Presently there is no charge to the shareholder for the check writing service, but this may be changed or modified in the future upon two weeks written notice to shareholders. Checks drawn from Class A and Class C accounts are subject to the applicable deferred sales charge, if any.

The check writing procedure for redemption enables a shareholder to receive income accruing on the shares to be redeemed until such time as the check is presented to the Transfer Agent for payment. Inasmuch as canceled checks are returned to shareholders monthly, no confirmation statement is issued at the time of redemption.
Shareholders utilizing withdrawal checks will be subject to the Transfer Agent’s rules governing checking accounts. A shareholder should make sure that there are sufficient shares in his or her account to cover the amount of any check drawn. If insufficient shares are in the account and the check is presented to the Transfer Agent on a banking day on which the Trust does not redeem shares (for example, a day on which the NYSE is closed), or if the check is presented against redemption proceeds of an investment made by check which has not been in the account for at least fifteen calendar days, the check may be returned marked “Non-sufficient Funds” and no shares will be redeemed. A shareholder may not close his or her account by a withdrawal check because the exact value of the account will not be known until after the check is received by the Transfer Agent.
Redemptions in Kind
To the extent consistent with state and federal law, each Virtus Mutual Fund, may make payment of the redemption price either in cash or in kind. However, the Funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of  $250,000 or 1% of the NAV of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the SEC, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would generally represent the shareholder’s proportionate share of the Fund’s current net assets and be valued at the same value assigned to them in computing the NAV per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.
Account Reinstatement Privilege
Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at NAV. (See the Funds’ current Prospectuses for more information.)
Returned/Uncashed Checks Policy
For the protection of Fund shareholders, if you have elected to receive dividends and other distributions in cash, and the check is returned to the Fund as undeliverable or you do not respond to mailings from Virtus with regard to uncashed distribution checks, we may take any of the following actions:
•
The distribution option on your account(s) will be changed to reinvest and all subsequent payments will be reinvested in additional shares of the Fund.

•
Any systematic withdrawal plan will be stopped immediately.

•
If a check is not presented for payment within six months, the Fund reserves the right to reinvest the check proceeds.

•
If reinvested, distributions will be reinvested in the Fund at the earliest date practicable after the waiting period at the then-current NAV of such Fund.

•
No interest will accrue on amounts represented by uncashed dividend, distribution or redemption checks.

This policy may not apply to certain retirement or qualified accounts, closed accounts or accounts under the applicable Fund’s required minimum threshold.
Reinvestment of future distributions will continue until you notify us of your election to reinstate cash payment of the dividends and other distributions. You will also be required to confirm your current address and daytime telephone number.
Pricing of Shares
The NAV per share of each class of each Fund generally is determined as of the close of regular trading (normally 4:00 PM eastern time) on days when the NYSE is open for trading. A Fund will not calculate its NAV per share class on days when the NYSE is closed for trading.
The NYSE will be closed on the following observed national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Funds do not price securities on weekends or United States national holidays, the NAV of a Fund’s foreign assets may be significantly affected on days when the investor may not be able to purchase or sell shares of the Funds. The NAV per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC. The total liability allocated to a class, plus that class’s distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the NAV per share.
A security that is listed or traded on more than one exchange generally is valued at the official closing price on the exchange representing the principal exchange for such security. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of NAV may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. The foreign currency exchange rate used to price the currency in which foreign securities are denominated is generally the 4 p.m. Eastern Time spot rate. If at any time a Fund has investments where market quotations are not readily available or are determined not to be reliable indicators of the value of the securities priced, such investments are valued at the fair value thereof as determined in good faith in accordance with policies and procedures approved by the Board.
Security valuation procedures for each Fund, which include nightly price variance as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board. All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of the treasurer and assistant treasurer of the Trust, along with two appointees of the Adviser and two appointees of the Administrator who are identified to the Board. All internally fair valued securities, referred to below, are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of any model inputs and any changes to the model when applicable. Internal fair valuations are reviewed by the Board at least quarterly.
Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.
•
Level 1 — quoted prices in active markets for identical securities

•
Level 2 — prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•
Level 3 — prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its NAV that may impact the value of securities traded in these non-U.S. markets. In such cases the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, exchange traded funds, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy.
Over-the-counter (OTC) derivative contracts, which include forward currency contracts and equity linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.
Short-term notes having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market, and are generally categorized as Level 2 in the hierarchy.

INVESTOR ACCOUNT SERVICES AND POLICIES
The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to the Transfer Agent at [888-784-3863]. Broker-dealers may impose their own restrictions and limits on accounts held through the broker-dealer. Please consult with your broker-dealer for account restrictions and limit information. The Funds and their agents reserve the right to modify or terminate these services upon reasonable notice.
Exchanges
Shareholders of a Fund will be able to exchange their shares for shares of the same class of other Funds covered in this SAI, but exchanges may not be available among the broader family of Virtus Mutual Funds immediately following the Reorganizations and such limitation may continue for so long as the Funds and the other Virtus Mutual Funds maintain different transfer/sub-transfer agents. Class C Shares are also exchangeable for Class C1 Shares of those Virtus Mutual Funds offering them. Exchanges are subject to the minimum initial investment requirement of the designated Fund, except if made in connection with the Systematic Exchange privilege described below. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Virtus Mutual Fund, if currently offered. Exchanges will be based upon each Fund’s NAV per share next computed following receipt of a properly executed exchange request without sales charge. For all Virtus fixed income funds, the CDSC is [0.50%]; for all other Virtus Mutual Funds, the CDSC is [1.00%]. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes. (See also “Dividends, Distributions and Taxes” in this SAI.) Exchange privileges may not be available for all Virtus Mutual Funds, and may be rejected or suspended.
In certain circumstances, a Fund, the Distributor or the Transfer Agent may enter into an agreement with a financial intermediary to permit exchanges from one class of a Fund into another class of the same Fund, subject to certain conditions. Such exchanges will only be permitted if, among other things, the financial intermediary agrees to follow procedures established by the Fund, the Distributor or the Transfer Agent, which generally will require that the exchanges be carried out (i) within accounts maintained and controlled by the intermediary, (ii) on behalf of all or a particular segment of beneficial owners holding shares of the affected Fund within those accounts, and (iii) all at once or within a given time period, or as agreed upon in writing by the Fund, the Distributor or the Transfer Agent, and the financial intermediary. A shareholder’s ability to make this type of exchange may be limited by operational or other limitations of his or her financial intermediary or the Fund. Under the Code, generally if a shareholder exchanges shares from one class of a Fund into another class of the same Fund, the transaction should not be subject to U.S. federal income taxes; however, each shareholder should consult both the relevant financial intermediary and the shareholder’s tax advisor regarding the treatment of any specific exchange carried out under the terms of this paragraph.
Systematic Exchanges
If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Virtus Mutual Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the NAV of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Virtus Mutual Fund. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Exchanges will be based upon each Fund’s NAV per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge. Systematic exchange forms are available from the Transfer Agent.
Dividend Reinvestment Across Accounts
If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the NAV of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Virtus Mutual Funds at NAV. You should obtain a current prospectus and consider the objectives and policies of each Virtus Mutual Fund carefully before directing dividends and distributions to another Virtus Mutual Fund. Reinvestment election forms and prospectuses are available from the Transfer Agent. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.
Invest-by-Phone
This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of the shareholder’s bank account. Once a request is phoned in, the Transfer Agent or its subagent will initiate the transaction by wiring a request for monies to the shareholder’s commercial bank, savings bank or credit union via ACH. The shareholder’s bank, which must be an ACH member, will in turn forward the monies to the Transfer Agent or its subagent for credit to the shareholder’s account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.
To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon acceptance of the authorization form (usually within two weeks) shareholders may call toll free [888-784-3863] prior to 3:00 p.m. (Eastern Time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to the Transfer Agent. The Transfer Agent or its subagent will then contact the shareholder’s bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder’s account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Trust and the Transfer Agent reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.
Systematic Withdrawal Program
The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing NAV on the date of redemption. The Program also provides for redemptions with proceeds to be directed through ACH to your bank account. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.
Shareholders participating in the Program must own shares of a Fund worth $5,000 or more, as determined by the then current NAV per share, and elect to have all dividends reinvested. The purchase of shares while participating in the Program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Program.
Through the Program, Class C shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable CDSCs. Class C shareholders redeeming more shares than the percentage permitted by the Program will be subject to any applicable CDSC on all shares redeemed. Accordingly, the purchase of share classes on which a CDSC may be payable will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

DIVIDENDS, DISTRIBUTIONS AND TAXES
Qualification as a Regulated Investment Company
Each Fund within the Trust is separate for investment and accounting purposes and is treated as a separate corporation for United States federal income tax purposes. Each Fund has elected to qualify and intends to qualify as a RIC under Subchapter M of the Code. In each taxable year that a Fund qualifies as a RIC and distributes to its shareholders as dividends (not including “capital gains dividends,” discussed below) at least 90% of its ordinary investment income and short-term capital gains, with certain modifications, it (but not its shareholders) will be relieved of United States federal income tax on that portion of its net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that a Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently at a maximum rate of 35%) on any retained ordinary investment income or short-term capital gains and undistributed long-term capital gains.
Each Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income (not including tax-exempt interest) for such calendar year and 98.2% of its capital gain net income as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis if the Fund’s fiscal year ends on November 30 or December 31, if the Fund so elects). In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the RIC does not meet the foregoing distribution requirements. If a Fund has taxable income that would be subject to the excise tax, the Fund intends to distribute such income so as to avoid payment of the excise tax. Notwithstanding the foregoing, there may be certain circumstances under which it would be appropriate for a Fund to pay the excise tax.
Each Fund must satisfy the following tests each year in order to qualify as a RIC: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities and certain other investment income; and (b) meet specified diversification requirements at the end of each quarter of each taxable year. Each Fund intends to satisfy these requirements. With respect to the diversification requirement, each Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of cash, cash items, United States government securities and securities of other RICs, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer, and not more than 25% of the value of its assets is invested in the securities of any one issuer (other than United States government securities or the securities of other RICs). In addition, the Fund may not hold more than 25% of the securities (other than of other RICs) of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or 25% of the securities of one or more qualified publicly traded partnerships. Each Fund intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that each Fund will so qualify and continue to maintain its status as a RIC. If in any taxable year a Fund does not qualify as a RIC or fails to distribute at least 90% of the Fund’s investment company taxable income, all of its taxable income will be taxed at corporate rates, the Fund would not be entitled to deduct distributions to shareholders, and any capital gain dividend would not retain its character in the hands of the shareholder for tax purposes. The Code provides relief for certain de minimis failures to meet the asset or income tests or for certain failures due to reasonable cause. These relief provisions may prevent a Fund from being disqualified as a RIC and/or reduce the amount of tax on the Fund’s income as a result of the failure to meet certain tests.
Taxation of Debt Securities
Certain debt securities can be originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, a Fund may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.
A Fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect a Fund’s ability to distribute adequate income to qualify as a RIC.
Taxation of Derivatives and Foreign Currency Transactions
Many futures contracts and foreign currency contracts entered into by a Fund and all listed non-equity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) are governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position is treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a Fund’s taxable year (and, generally on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions are marked-to-market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss is treated as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for United States federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund’s portfolio.
Equity options written by a Fund (covered call options on portfolio stock) will be subject to the provisions under Section 1234 of the Code. If a Fund writes a call option, no gain is recognized upon its receipt of a premium. If such an option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If such an option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock.
Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund’s risk of loss with respect to such stock could be treated as a “straddle” that is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any “qualified covered call options” on stock options written by a Fund.
Positions of a Fund which consist of at least one debt security not governed by Section 1256 of the Code and at least one futures or currency contract or listed non-equity option governed by Section 1256 of the Code which substantially diminishes the Fund’s risk of loss with respect to such debt security are treated as a “mixed straddle.” Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them that reduce or eliminate the operation of these rules. Each Fund will monitor these transactions and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a RIC for United States federal income tax purposes.
Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary income or loss. Generally, these gains and losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of each Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.
These special tax rules applicable to options, futures and currency transactions could affect the amount, timing and character of a Fund’s income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund’s income or deferring its losses.
The IRS has not provided guidance on the tax consequences of certain investments and other activities that the Funds may make or undertake. While the Funds will endeavor to treat the tax items arising from these transactions in a manner believed to be appropriate, guarantees cannot be given that the IRS or a court will concur with the Funds’ treatment and that adverse tax consequences will not ensue.
Taxation of Foreign Investments
If a Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to special United States federal income taxation rules applicable to any “excess distribution” with respect to such stock or gain from the disposition of such stock treated as an “excess distribution.” The tax would be determined by allocating such distribution or gain ratably to each day of the Fund’s holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund’s investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark-to-market (i.e., treat as if sold at their closing market price on the same day) its investments in certain passive foreign investment companies and avoid any tax and/or interest charge on excess distributions.

The Funds may be subject to tax on dividend or interest income received from securities of non-United States issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries that entitle a Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries is not known. Each Fund intends to operate so as to qualify for tax treaty benefits where applicable. If more than 50% of the value of a Fund’s total assets at the close of its taxable year is comprised of stock or securities issued by foreign corporations, the Fund may elect to “pass through” to the Fund’s shareholders the amount of foreign income taxes paid by the Fund. If a Fund does elect to “pass through,” each shareholder will receive a written statement from the Fund identifying the amount of such shareholder’s pro rata share of  (i) the foreign taxes paid and (ii) the Fund’s gross income from foreign sources. In addition, if at least 50% of the value of a Fund’s assets at the close of each quarter of the tax year is represented by interests in other RICs, then such Fund may “pass through” foreign income taxes paid without regard to whether more than 50% of the Fund’s total assets at the close of the tax year consisted of stock and securities issued by foreign corporations. If a Fund passes through foreign taxes, each shareholder will be required to include the amount of such shareholder’s pro rata share of such taxes in gross income (in addition to dividends actually received), and the shareholder will be entitled to deduct such foreign taxes (if the shareholder itemizes deductions) in computing taxable income or claim a credit against U.S. federal income tax liability, subject to limitations.
United States Federal and Georgia, North Carolina, and Virginia Taxation of Distributions — Seix Georgia Tax-Exempt Bond Fund, Seix North Carolina Tax-Exempt Bond Fund, and Seix Virginia Intermediate Municipal Bond Fund
If at least 50% of the value of a Fund’s assets at the close of each quarter of the tax year is comprised of tax-exempt state and local bonds, then such Fund is qualified to pay exempt-interest dividends for United States federal income tax purposes to the Fund’s shareholders. The Seix Georgia Tax-Exempt Bond, Seix North Carolina Tax-Exempt Bond, and Seix Virginia Intermediate Municipal Bond Funds intend to comply with this standard because at least 80% of the assets of the Funds will normally be invested in Georgia, North Carolina, and Virginia municipal securities, respectively, and the Funds will provide shareholders with a written statement identifying each shareholder’s amount of exempt-interest dividends. Exempt-interest dividends received by a shareholder are treated as items of tax-exempt interest to the shareholder.
In addition, distributions or parts thereof derived from interest received on state and local issues and United States government obligations held by the Seix Georgia Tax-Exempt Bond, Seix North Carolina Tax-Exempt Bond, and Seix Virginia Intermediate Municipal Bond Funds will be exempt from Georgia, North Carolina, and Virginia, respectively, personal income taxes in ratable proportion of income of the respective state’s investments and United States government obligations of the Funds, provided that the Funds have complied with the requirement that at least 50% of their assets be invested in State and local issues and United States government issues at the end of each fiscal quarter. The Funds intend to comply with this standard because at least 80% of the assets of the Funds will normally be invested in Georgia, North Carolina, and Virginia municipal securities, respectively. Distributions derived from other earnings will be subject to Georgia, North Carolina, or Virginia personal income tax for the respective state’s residents and other persons subject to the respective state’s income tax.
Taxation of Distributions to Shareholders
Certain qualified dividend income and long-term capital gains are taxed at a lower federal income tax rate (maximum 20%) for individual shareholders. The reduced rate for qualified dividend income applies to dividends from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period applicable to both a Fund and its shareholders. Ordinary distributions made by a Fund to its shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is qualified dividend income. An additional 3.8% tax will generally apply to the lesser of  (i) an individual’s net investment income or (ii) the excess of modified adjusted gross income over $200,000 (in the case of single filers) or $250,000 (in the case of a joint return).
Distributions made by a Fund from ordinary investment income and net short-term capital gains will be taxed to such Fund’s shareholders as ordinary dividend income to the extent of the earnings and profits of the Fund. Ordinary income dividends received by corporate shareholders of a Fund will qualify for the 70% dividends-received deduction to the extent the Fund designates such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. Distributions by a Fund that are reported by the Fund as capital gain dividends in written statements furnished to its shareholders (e.g., Form 1099) will be taxed to the shareholders as long-term capital gain, and will not be eligible for the corporate dividends-received deduction.
Dividends declared by a Fund to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund in January of such following year). Also, shareholders will be taxable on amounts reported by a Fund in written statements to shareholders as capital gain dividends, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own United States federal income tax liability for taxes paid by each Fund on such undistributed capital gains, if any.
Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund’s distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder.
Shareholders should be aware that the price of shares of a Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the NAV of shares below a shareholder’s cost and thus represent a return of a shareholder’s investment in an economic sense.
A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.
Each Fund intends to accrue dividend income for United States federal income tax purposes in accordance with the rules applicable to RICs. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.
Shareholders should consult their own tax advisors about their tax situations.
Income and capital gain distributions are determined in accordance with rules set forth in the Code and the Regulations that may differ from United States Generally Accepted Accounting Principles.
Sale or Exchange of Fund Shares
Gain or loss will be recognized by a shareholder upon the sale of his or her shares in a Fund or upon an exchange of his or her shares in a Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized from the sale. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.
Redemptions, including exchanges, of shares may give rise to recognized gains or losses. All or a portion of a loss realized upon the redemption, including exchanges, of shares may be disallowed under “wash sale” rules to the extent shares are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder’s sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain dividend distributed with respect to such shares. The “wash sale” restrictions also apply to an investor who holds a security both within a tax-deferred account and in a taxable account; sales and repurchases between two accounts will be considered as wash sales.
Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are disposed of within 90 days after the date on which they were acquired and new shares of a RIC are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.
For shares of a Fund acquired on or after January 1, 2012, each shareholder’s Form 1099 will report the cost basis of any such shares that were redeemed, sold, or exchanged during the year, and the form will report whether the gain or loss is treated as short-term or long-term. This information will be reported to the IRS. Each shareholder should inform the Fund of such shareholder’s cost selection for tax reporting purposes at the time of the sale or exchange of Fund shares or provide in advance a standing cost basis method for the shareholder’s account. If a shareholder does not provide cost basis instructions, the Fund’s default method will be used.

Tax Information Notices
Written notices will be sent to shareholders (by United States mail and/or electronic delivery, as applicable) regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of qualified dividend income for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount of capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).
Important Notice Regarding Taxpayer IRS Certification and Backup Withholding
Pursuant to the Regulations, the Funds may be required to withhold a percentage of all reportable payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the specified rate in effect when such payments are made, for an account which does not have a taxpayer identification number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Funds will furnish shareholders, within 31 days after the end of the calendar year, with the information that is required by the IRS for preparing income tax returns. The Fund will also provide this same information to the IRS in the manner required by the IRS. Depending on your state of residence, the information may also be filed with your state taxing authority.
Some shareholders may be subject to withholding of United States federal income tax on dividends and redemption payments from the Funds (“backup withholding”) at the specified rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the IRS that they are subject to backup withholding or (iii) those who, to the Fund’s knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, a shareholder must, at the time an account is opened, certify under penalties of perjury that the social security number or taxpayer identification number furnished is correct and that he or she is not subject to backup withholding. From time to time, the shareholder may also be requested to provide certification of the validity of their taxpayer identification number.
Foreign Shareholders
Dividends paid by any of the Funds from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a “foreign shareholder”) will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under an applicable tax treaty. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.
Other Tax Consequences
In addition to the United States federal income tax consequences described above, there may be other foreign, United States federal, state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices in effect as of December 2015, all of which are subject to change and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from the IRS or any other tax authority with respect to any of the tax matters discussed above.
From time to time, proposals are introduced before the United States Congress that if enacted would affect the foregoing discussion with respect to taxes and could also affect the availability of certain investments to a Fund.
The information included in the Prospectus with respect to taxes, including this section entitled Dividends, Distributions and Taxes, is a general and abbreviated summary of applicable provisions of the Code and Regulations as interpreted by the courts and the IRS as of December 2015 and is not intended as tax advice to any person. The Code and Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. Accordingly, prospective purchasers are urged to consult their own tax advisors with specific reference to their own tax situations, including the potential application of United States federal, state, local and foreign tax laws.
Except as expressly set forth above, the foregoing discussion of United States federal income tax law relates solely to the application of that law to United States persons, i.e., United States citizens and residents and United States corporations, partnerships, trusts and estates. Each shareholder who is not a United States person should consider the United States and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a United States withholding tax at a rate of 30% (or at a lower rate under an applicable tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from United States sources under the Code. The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as dealers in securities or currencies, traders in securities, banks, tax-exempt entities, life insurance companies, persons holding an interest in a Fund as a hedge or as part of a straddle or conversion transaction, or holders whose functional currency is not the United States dollar.
Tax Sheltered Retirement Plans
Shares of the Funds are offered in connection with the following retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and certain 403(b) Retirement Plans. Write or call the Distributor at 800.243.4361 for further information about the plans.

PERFORMANCE INFORMATION
Performance information for the Funds (and any class of the Funds) may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class of shares and as a total return of a class of shares.
The Funds may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, each Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor’s Business Daily, Stanger’s Mutual Fund Monitor, The Stanger Register, Stanger’s Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor’s The Outlook and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of each Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the S&P 500® Index, Dow Jones Industrial Average, Barclays Capital U.S. Aggregate Bond Index, Russell Midcap® Growth Index, MSCI EAFE Index® (Europe Australia Far East), Consumer Price Index, Barclays Capital California Municipal Bond Index, Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index, BofA Merrill Lynch 1-3 Year A-BBB US Corporate Index, MSCI World Index, FTSE EPRA/NAREIT Developed Rental ex-U.S. Index, Citigroup 90-Day Treasury Bill Index and FTSE NAREIT U.S. Real Estate Index.
Advertisements, sales literature and other communications may contain information about the Funds’ and their subadvisers’ current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, each Fund may separate its cumulative and average annual returns into income and capital gains components.
Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of a Fund’s investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.
Total Return
Standardized quotations of average annual total return for each class of shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in such class of shares over periods of 1, 5 and 10 years or up to the life of the class of shares, calculated for each class separately pursuant to the following formula: P((1+T)(n)) = ERV (where P = a hypothetical initial payment of  $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class’s expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum CDSC applicable to a complete redemption of the investment in the case of Class C Shares and Class T Shares, and assume that all dividends and distributions on each class of shares are reinvested when paid.
For average “after-tax” total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of Fund shares may exceed returns after taxes on distributions (but before sale of Fund shares). These returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements.
The Funds may also compute cumulative total return for specified periods based on a hypothetical account with an assumed initial investment of  $10,000. The cumulative total return is determined by dividing the NAV of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of cumulative total return reflects payment of the Class A Share’s maximum sales charge of 5.75% and assumes reinvestment of all income dividends and capital gain distributions during the period.

The Funds also may quote annual, average annual and annualized total return and cumulative total return performance data, for any class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or cumulative rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or cumulative rate of return calculations.
Yield
The 30-day yield quotation as to a class of shares may be computed by dividing the net investment income for the period as to shares of that class by the maximum offering price of each share of that class on the last day of the period, according to the following formula:
YIELD = 2[(a-b + 1)6 – 1]
         cd
Where:
a = dividends and interest earned during the period.
b = net expenses accrued for the period.
c = the average daily number of shares of the class outstanding during the period that were entitled to receive dividends.
d = the maximum offering price per share of the class on the last day of the period.
A standardized “tax-equivalent yield” may be quoted for the [Virtus Seix Georgia Tax-Exempt Bond Fund, Virtus Seix High Grade Municipal Bond Fund, Virtus Seix Investment Grade Tax-Exempt Bond Fund, Virtus Seix North Carolina Tax-Exempt Bond Fund, Virtus Seix Short-Term Municipal Bond Fund, and Virtus Seix Virginia Intermediate Municipal Bond Fund], which is computed by: (a) dividing the portion of the Fund’s yield that is exempt from federal income tax by one minus a stated federal income rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the yield that is not exempt from federal income tax.

FINANCIAL STATEMENTS
The fiscal year of the Trust ends on March 31. The Trust will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the Trust’s independent registered public accounting firm, PricewaterhouseCoopers LLP, will be sent to shareholders each year and is available without charge upon request.
The Predecessor Funds’ audited financial statements for the fiscal year ended March 31, 2016, appearing in the Predecessor Funds’ 2016 Annual Report to Shareholders, and the Predecessor Fund’s unaudited financial statements for the semiannual period ended September 30, 2016, appearing in the Predecessor Funds’ 2016 Semiannual Report to Shareholders, are incorporated herein by reference.

appendix a — description of ratings
A-1 and P-1 Commercial Paper Ratings
The Trust will only invest in commercial paper which at the date of investment is rated A-1 by Standard & Poor’s Corporation or P-1 by Moody’s Investors Services, Inc. (Moody’s), or, if not rated, is issued or guaranteed by companies which at the date of investment have an outstanding debt issue rated AA or higher by Standard & Poor’s or Aa or higher by Moody’s.
Commercial paper rated A-1 by Standard & Poor’s Corporation (“S&P”) has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.
The rating P-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.
Moody’s Investors Service, Inc.
Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa — Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa — Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca — Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C — Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Moody’s also provides credit ratings for preferred stocks. Preferred stock occupies a junior position to bonds within a particular capital structure.
A-1

aaa — An issue which is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.
aa — An issue which is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.
a — An issue which is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.
baa — An issue which is rated “baa” is considered to be a medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.
Moody’s ratings for municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by establishing cash flows of funds for their servicing or by established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. A short term issue having a demand feature (i.e., payment relying on external liquidity and usually payable on demand rather than fixed maturity dates) is differentiated by Moody’s with the use of the Symbol VMIG, instead of MIG.
The Moody’s Prime-2 rating and above indicates a strong capacity for repayment of short-term promissory obligations.
Standard and Poor’s Corporation Corporate Bond Ratings
AAA — Bonds rated AAA have the highest rating assigned by Standard & Poor’s Corporation. Capacity to pay interest and repay principal is extremely strong.
AA — Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.
A — Bonds rated A have a very strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB — Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.
BB, B, CCC, CC — Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D — Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
Plus (+) and minus (–) signs are used with a rating symbol to indicate the relative position of a credit within the rating categories.
S&P’s top ratings for municipal notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A “+” is added for those issues determined to possess overwhelming safety characteristics. An “SP-2” designation indicates a satisfactory capacity to pay principal and interest.
Commercial paper rated A-2 or better by S&P is described as having a very strong degree of safety regarding timeliness and capacity to repay. Additionally, as a precondition for receiving an S&P commercial paper rating, a bank credit line and/or liquid assets must be present to cover the amount of commercial paper outstanding at all times.
A-2

Fitch
AAA — Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA — Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.
A — Bonds rated A are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB — Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.
BB — Bonds rated BB are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.
B — Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.
CCC — Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.
CC — Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.
C — Bonds rated C are in imminent default in payment of interest or principal.
DDD, DD and D — Bonds rated DDD, DD and D are in actual default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.
Plus (+) and minus (–) signs are used with a rating symbol to indicate the relative position of a credit within the rating categories.
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.
AAA: Highest credit quality.   ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality.   ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A-3

A: High credit quality.   ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality.   ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
A-4

appendix b — control persons and principal shareholders
The following table sets forth information as of April __, 2017, with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any class of any Fund’s outstanding securities (Principal Shareholders) and the name of each person who has beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a Fund (Control Person), as noted below.
*These entities are omnibus accounts for many individual shareholder accounts. The Funds are not aware of the size or identity of the underlying individual accounts.
Control Person Name and Address	Fund	Percentage (%) of Fund Outstanding
%
%
%

B-1

VIRTUS ASSET TRUST

PART C

OTHER INFORMATION
Item 15.   Indemnification.
Article VII of the Agreement and Declaration of Trust empowers the Trustees of the Trust, to the full extent permitted by law, to purchase, with Trust assets, insurance for indemnification from liability and to pay for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.
Article VI of the By-Laws of the Trust provides that the Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that such person is and other amounts or was an agent of the Trust, against expenses, judgments, fines, settlement and other amounts actually and reasonable incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the best interests of the Trust. Indemnification will not be provided in certain circumstances, however, including instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.
Item 16.   Exhibits:
1.
Amended and Restated Agreement and Declaration of Trust dated January 6, 2017 (to be filed by amendment).

2(a).
Amended and Restated By-Laws of Registrant adopted November 16, 2005, filed via EDGAR with Post-Effective Amendment No. 19 (File No. 333-08045) on April 23, 2007 and incorporated herein by reference.

2(b).
Amendment No. 1 dated August 23, 2006 to the Amended and Restated By-Laws of the Registrant adopted August 23, 2006, filed via EDGAR with Post-Effective Amendment No. 19 (File No. 333-08045) on April 23, 2007 and incorporated herein by reference.

3.
Not applicable.

4.
Form of Agreement and Plan of Reorganization. Exhibit A to the Prospectus contained in Part A of this Registration Statement.

5.
None other than as set forth in Exhibits 1 and 2.

6(a).
Investment Advisory Agreement between the Registrant and Virtus Fund Advisers, LLC (the “Adviser”) effective ________ (to be filed by amendment).

6(b).
Subadvisory Agreement between the Adviser and Ceredex Value Advisors LLC (“Ceredex”) dated ___________, on behalf of Virtus Ceredex Large-Cap Value Equity Fund, Virtus Ceredex Mid-Cap Value Equity Fund and Virtus Ceredex Small-Cap Value Equity Fund (to be filed by amendment).

6(c).
Subadvisory Agreement between the Adviser and Seix Investment Advisors, LLC (“Seix”) dated ____________, on behalf of Virtus Seix Core Bond Fund, Virtus Seix Corporate Bond Fund, Virtus Seix Total Return Bond Fund, Virtus Seix U.S. Mortgage Fund, Virtus Seix Limited Duration Fund, Virtus Seix Short-Term Bond Fund, Virtus Seix U.S. Government Securities Ultra-Short Bond Fund, Virtus Seix Ultra-Short Bond Fund, Virtus Seix Floating Rate High Income Fund, Virtus Seix High Income Fund, Virtus Seix High Yield Fund, Virtus Seix Georgia Tax-Exempt Bond

C-1

Fund, Virtus Seix High Grade Municipal Bond Fund, Virtus Seix Investment Grade Tax-Exempt Bond Fund, Virtus Seix North Carolina Tax-Exempt Bond Fund, Virtus Seix Short-Term Municipal Bond Fund and Virtus Seix Virginia Intermediate Municipal Bond Fund (to be filed by amendment).
6(d).
Subadvisory Agreement between the Adviser and Silvant Capital Management, LLC (“Silvant”) dated ____________, on behalf of Virtus Silvant Large-Cap Growth Stock Fund and Virtus Silvant Small-Cap Growth Stock Fund (to be filed by amendment).

6(e).
Subadvisory Agreement between the Adviser and WCM Investment Management, dated ____________, on behalf of Virtus WCM International Equity Fund (to be filed by amendment).

6(f).
Subadvisory Agreement between the Adviser and Zevenbergen Capital Investments LLC dated ____________, on behalf of Virtus Zevenbergen Innovative Growth Stock Fund (to be filed by amendment).

7(a).
Underwriting Agreement between Registrant and [VP Distributors, LLC (“VP Distributors”)] (to be filed by amendment).

7(b).
Form of Sales Agreement between [VP Distributors] and dealers (dated _____), (to be filed by amendment).

8.
None.

9(a).
Master Custody Agreement between Registrant and [State Street Bank and Trust Company (“State Street”)] dated __________ (to be filed by amendment).

10(a).
Class A Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), effective ___________ (to be filed by amendment).

10(b).
Class C Shares Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective ____________ (to be filed by amendment).

10(c).
[Class T Shares] Amended and Restated Distribution Plan of Registrant Pursuant to Rule 12b-1 under the 1940 Act, effective ____________ (to be filed by amendment).

10(d).
2006 Amended and Restated Rule 18f-3 Multi-Class Plan, adopted August 23, 2006, filed via EDGAR with Post-Effective Amendment No. 19 (File No. 333-08045) on April 23, 2007, and incorporated herein by reference.

10(e).
[2017 Amended and Restated Rule 18f-3 Multi-Class Plan, adopted _________, 2017] (to be filed by amendment).

11.
Opinion and consent of Kevin J. Carr, Esq. Filed herewith.

12.
Tax opinion and consent of Sullivan & Worcester LLP. To be filed by amendment.

13(a).
Transfer Agency and Service Agreement between Registrant and [Virtus Fund Services, LLC (“Virtus Fund Services”)] dated __________ (to be filed by amendment).

13(b).
Sub-Transfer Agency and Shareholder Services Agreement by and among Registrant, Virtus Fund Services and [BFDS] dated _____________ (to be filed by amendment).

13(c).
Administration Agreement between Registrant and [Virtus Fund Services] dated __________ (to be filed by amendment).

13(d).
Sub-Administration and Accounting Services Agreement between Registrant, [Virtus Fund Services, LLC] and [State Street] dated __________ (to be filed by amendment).

13(e).
Securities Lending Authorization Agreement between Registrant and [State Street], dated __________ (to be filed by amendment).

13(f).
Expense Limitation Agreement between Registrant and the Adviser, dated ____________ (to be filed by amendment).

14.
Consent of Independent Registered Public Accounting Firm. Filed herewith.

15.
Not applicable.

16.
Power of Attorney for Philip R. McLoughlin, James M. Oates and Richard E. Segerson. Filed herewith.

17.
Form of Proxy Card. Filed herewith.

C-2

Item 17.   Undertakings.
(1)
The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)
The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)
The undersigned Registrant agrees to file a post-effective amendment to this Registration Statement which will include the tax opinion required by Item 12.

C-3

SIGNATURES
As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Hartford and State of Connecticut on the 25th day of January, 2017.
VIRTUS ASSET TRUST
By:	/s/ George R. Aylward
Name:	George R. Aylward
Title:	President
As required by the Securities Act of 1933, the following persons have signed this Registration Statement in the capacities indicated on the 25th day of January, 2017.
Signatures	Title
/s/ George R. Aylward George R. Aylward	President (Principal Executive Officer) and Trustee
/s/ W. Patrick Bradley W. Patrick Bradley	Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)
/s/ Philip R. McLoughlin Philip R. McLoughlin*	Trustee and Chairman
Geraldine M. McNamara	Trustee
/s/ James M. Oates James M. Oates*	Trustee
/s/ Richard E. Segerson Richard E. Segerson*	Trustee
Ferdinand L.J. Verdonck	Trustee
*By:	/s/ George R. Aylward George R. Aylward Attorney-in-fact, pursuant to powers of attorney.
C-4

EXHIBIT INDEX
Exhibit	Item
11	Opinion and consent of Kevin J. Carr, Esq.
14	Consent of Independent Registered Public Accounting Firm
16	Power of Attorney for Philip R. McLoughlin, James M. Oates and Richard E. Segerson
17	Form of Proxy Card
C-5